UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act File Number 811-58433

BMO Funds, Inc.

(Exact name of registrant as specified in charter)

111 East Kilbourn Avenue, Suite 200

              Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

John M. Blaser

BMO Asset Management Corp.

111 East Kilbourn Avenue, Suite 200

                Milwaukee, WI 53202

(Name and address of agent for service)

Copies to:

Michael P. O’Hare, Esq.

Stradley, Ronon, Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103

Registrant’s telephone number, including area code: (800) 236-3863

Date of fiscal year end: August 31

Date of reporting period: August 31, 2016

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

BMO Funds	August 31, 2016

Annual report

Equity Funds

International & Global Funds

Alternative Funds

Fixed Income Funds

Money Market Funds

Commentaries

Equity Funds:		Fixed Income Funds:
BMO Low Volatility Equity Fund	2	BMO Ultra Short Tax-Free Fund	18
BMO Dividend Income Fund	3	BMO Short Tax-Free Fund	19
BMO Large-Cap Value Fund	4	BMO Short-Term Income Fund	20
BMO Large-Cap Growth Fund	5	BMO Intermediate Tax-Free Fund	21
BMO Mid-Cap Value Fund	6	BMO Mortgage Income Fund	22
BMO Mid-Cap Growth Fund	7	BMO TCH Intermediate Income Fund	23
BMO Small-Cap Value Fund	8	BMO TCH Corporate Income Fund	24
BMO Small-Cap Core Fund	9	BMO TCH Core Plus Bond Fund	25
BMO Small-Cap Growth Fund	10	BMO Monegy High Yield Bond Fund	26

International and Global Funds:		Money Market Funds:
BMO Global Low Volatility Equity Fund	11	BMO Government Money Market Fund	27
BMO Disciplined International Equity Fund	12	BMO Tax-Free Money Market Fund	28
BMO Pyrford International Stock Fund	13	BMO Prime Money Market Fund	29
BMO LGM Emerging Markets Equity Fund	14	BMO Institutional Prime Money Market Fund	30
BMO TCH Emerging Markets Bond Fund	15	Explanation of the Indices and Notes in the Commentary	31

Alternative Funds:
BMO Alternative Strategies Fund	16
BMO Global Long/Short Equity Fund	17

Financial Information

Expense Example			35

Schedules of Investments:
Equity Funds:		Fixed Income Funds:
BMO Low Volatility Equity Fund	39	BMO Ultra Short Tax-Free Fund	73
BMO Dividend Income Fund	40	BMO Short Tax-Free Fund	76
BMO Large-Cap Value Fund	42	BMO Short-Term Income Fund	79
BMO Large-Cap Growth Fund	44	BMO Intermediate Tax-Free Fund	83
BMO Mid-Cap Value Fund	45	BMO Mortgage Income Fund	88
BMO Mid-Cap Growth Fund	47	BMO TCH Intermediate Income Fund	90
BMO Small-Cap Value Fund	49	BMO TCH Corporate Income Fund	91
BMO Small-Cap Core Fund	50	BMO TCH Core Plus Bond Fund	94
BMO Small-Cap Growth Fund	53	BMO Monegy High Yield Bond Fund	97

International and Global Funds:		Money Market Funds:
BMO Global Low Volatility Equity Fund	55	BMO Government Money Market Fund	102
BMO Disciplined International Equity Fund	57	BMO Tax-Free Money Market Fund	104
BMO Pyrford International Stock Fund	59	BMO Prime Money Market Fund	105
BMO LGM Emerging Markets Equity Fund	61	BMO Institutional Prime Money Market Fund	107
BMO TCH Emerging Markets Bond Fund	62

Alternative Funds:
BMO Alternative Strategies Fund	63
BMO Global Long/Short Equity Fund	70

Notes to Schedules of Investments			110
Statements of Assets and Liabilities			111
Statements of Operations			117
Statements of Changes in Net Assets			124
Financial Highlights			133
Notes to Financial Statements			144

Report of Independent Registered Public Accounting Firm			173

Directors and Officers of the Funds			174

Shareholder Report Disclosure of Directors’ Approval of Advisory Contracts			176

Not FDIC Insured	No Bank Guarantee	May Lose Value

Annual Report — Commentary	BMO Low Volatility Equity Fund

The BMO Low Volatility Equity Fund—Institutional Class (the Fund) returned 12.47% for the fiscal year ended August 31, 2016 versus the Russell 1000® Index and the Lipper Large-Cap Value Funds Index which returned 11.69% and 10.94%, respectively.

The fiscal year featured a continuation of last year’s volatility, driven mostly by macroeconomic risk. Central bank policy in the U.S. and abroad and a steep decline with a subsequent recovery in crude oil prices had the greatest impact on equity markets, while concerns over Brexit were quickly forgotten. With economic growth in the U.S. holding up better than abroad, the S&P 500® displayed resiliency relative to developed market peers, gaining 10.0%, while the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index (EAFE) lost 3.5%. Emerging market equities also finished in positive territory with the MSCI Emerging Markets Index returning 7.9% on the heels of a recovery in commodity prices.

Within the Fund’s investment universe, low-risk stocks were one of the best performing groups for the year. Periods of heightened volatility, led by notable macroeconomic and geopolitical events, created risk-off sentiment among global investors. As a result, the Fund’s exposure to the lowest risk segments of the market enhanced performance.

Sector positioning largely reflected our emphasis on risk reduction with significant weight in sectors like Consumer Staples and Utilities. Our overweight position in Utilities and Consumer Staples, along with an underweight position in Energy, added to performance, while an underweight position in Information Technology and Industrials detracted. Overall, the Fund participated well during up markets and avoided some of the drawdowns during market declines.

Heading into fiscal year 2017, we believe several key themes will influence equity markets. Federal Reserve policy, especially the timing and pace of interest rate increases over the next year, will continue to be one of the most important drivers. Additionally, as earnings growth recovers, we expect company fundamentals to once again drive relative stock returns. Accordingly, we have positioned your portfolio to take advantage of earnings growth while continuing to manage macroeconomic and political risks, including the risk of an economic slowdown.

Average annual total returns (%)
	1-year	Since inception*
Advisor Class (A) NAV	12.13	9.48
Advisor Class (A) OFFER	6.56	7.03
Institutional Class (I)	12.47	13.02
Russell 1000® Index	11.69	13.50
Lipper Large-Cap Value Funds Index	10.94	12.24

*	Benchmarks since inception reflect the inception date of the Institutional Class.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

Fund Managers; Investment Experience

David A. Corris, CFA; since 1999

Jason C. Hans, CFA; since 1999

Jay Kaufman, CFA; since 2006

Ernesto Ramos, Ph.D.; since 1988

			Inception date	Expenses (%)
Share class	Ticker	CUSIP		Gross	Net
Advisor (A)	BLVAX	09658W105	5/27/2014	1.16	0.90
Institutional (I)	MLVEX	09658L208	9/28/2012	0.91	0.65

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2016. The Adviser has committed to continue this arrangement through December 31, 2017. The Fund’s return would have been lower without these contractual expense limitations.

Portfolio sector allocation
Sector	Fund (%)
Consumer Discretionary	14.7
Consumer Staples	16.9
Energy	0.2
Financials	18.4
Healthcare	15.2
Industrials	2.4
Information Technology	7.2
Materials	1.7
Real Estate	3.6
Telecommunication Services	4.2
Utilities	13.7
Other Assets & Liabilities, Net	1.8
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2016 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indices and Notes in the Commentary for additional information. The above graph relates to the Institutional Class shares of the Fund. Performance for the Advisor Class shares will vary from the performance of the Institutional Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Institutional Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2006 to August 31, 2016.

Annual Report — Commentary	BMO Dividend Income Fund

The BMO Dividend Income Fund—Institutional Class (the Fund) returned 12.07% for the fiscal year ended August 31, 2016 versus the Russell 1000® Value Index, the Standard & Poor’s 500® Index and the Lipper Equity Income Funds Index, which returned 12.92%, 12.55% and 11.96%, respectively.

The U.S. economic recovery continues to slowly move ahead. Company earnings remained resilient despite a rising U.S. dollar, low interest rates, and a decline in oil prices. Similar to prior years, market volatility has been driven by the uncertain future path of U.S. interest rates and its potential impact on European and Eastern economies. The Fund underperformed the market, despite defensive, higher-yielding stocks performing well, but did outperform its Lipper peer group. We remain committed to our strategy of investing in stable, mature, dividend paying companies that historically have performed well over long-term investment cycles.

Weak stock selection within the Consumer Discretionary (CD) sector detracted from the Fund’s performance. The Fund’s CD holdings include retailers which offer attractive valuations and large relative dividend yields. Unfortunately, the Fund’s stocks underperformed as these companies saw declining traffic trends. Consumers increasingly have chosen to purchase items online at vendors like Amazon.com, Inc. (0.0% of the Fund) versus at the mall or other physical locations. Two of the largest detractors that fit this theme were Macy’s, Inc. (0.0% of the Fund, -37.8%) and GameStop Corp. (0.0% of the Fund, -39.3%).

The Fund benefitted from strong stock selection within the Healthcare sector. The Fund primarily invests in pharmaceutical companies which outperformed their Healthcare peers on a relative basis. Johnson & Johnson (3.3% of the Fund, 30.6%) had a string of positive earnings announcements and benefitted from investor demand for defensive, higher dividend paying stocks. Merck & Co., Inc. (1.9% of the Fund, 20.7%) saw its competitive advantage in cancer treatment improve when a rival’s competing drug failed to hit important testing results.

We continue to have a positive outlook on the market. Despite slow growth, we do not believe the U.S. economy will experience a recession in the near term. U.S. dollar strength has subsided and oil prices have stabilized. Company earnings should continue to grow. We believe our positioning is appropriate as we have increased our exposure to cyclical sectors that would benefit from an improvement in the global economy. We also have maintained exposure to higher yielding defensive sectors that would remain attractive in a lower interest rate environment.

Average annual total returns (%)
	1-year	Since inception*
Advisor Class (A) NAV	11.89	6.01
Advisor Class (A) OFFER	6.32	3.65
Institutional Class (I)	12.07	12.23
Russell 1000® Value Index	12.92	14.54
Standard & Poor’s 500® Index	12.55	14.75
Lipper Equity Income Funds Index	11.96	12.18

*	Benchmarks since inception reflect the inception date of the Institutional Class.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

Fund Managers; Investment Experience

Kenneth M. Conrad, Ph.D., CFA; since 2000

Casey J. Sambs, CFA; since 2004

			Inception date	Expenses (%)
Share class	Ticker	CUSIP		Gross	Net
Advisor (A)	BADIX	09658W204	5/27/2014	1.10	0.90
Institutional (I)	MDIVX	09658L604	12/29/2011	0.85	0.65

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2016. The Adviser has committed to continue this arrangement through December 31, 2017. The Fund’s return would have been lower without these contractual expense limitations.

Portfolio sector allocation
Sector	Fund (%)
Consumer Discretionary	9.6
Consumer Staples	6.7
Energy	6.6
Financials	14.7
Healthcare	11.0
Industrials	10.8
Information Technology	15.8
Materials	5.8
Real Estate	4.9
Telecommunication Services	4.9
Utilities	6.9
Other Assets & Liabilities, Net	2.3
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2016 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indices and Notes in the Commentary for additional information. The above graph relates to the Institutional Class shares of the Fund. Performance for the Advisor Class shares will vary from the performance of the Institutional Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Institutional Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2006 to August 31, 2016.

Annual Report — Commentary	BMO Large-Cap Value Fund

The BMO Large-Cap Value Fund—Institutional Class (the Fund) returned 5.57% for the fiscal year ended August 31, 2016 versus the Russell 1000® Value Index and the Lipper Large-Cap Value Funds Index which returned 12.92% and 10.94%, respectively.

The fiscal year featured a continuation of last year’s volatility, driven mostly by macroeconomic risk. Central bank policy in the U.S. and abroad, and a steep decline with a subsequent recovery in crude oil prices had the greatest impact on equity markets, while concerns over Brexit were quickly forgotten. With economic growth in the U.S. holding up better than abroad, the S&P 500® displayed resiliency relative to developed market peers, gaining 10.0%, while the Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) lost 3.5%. Emerging market equities also finished in positive territory with the MSCI Emerging Markets Index returning 7.9% on the heels of a recovery in commodity prices.

Within the Fund’s investment universe, stocks with attractive valuations outperformed more expensive stocks. As a result, our preference for attractively priced companies enhanced fund performance. Unfortunately, our focus on fundamentals was not rewarded as high-quality companies lagged their lower quality counterparts.

The Fund’s underperformance was driven purely by stock selection, as sector allocation was a modest contributor to overall performance. An overweight position in Consumer Discretionary and underweight in Industrials detracted from performance, while an overweight to Materials was a positive contributor. Stock selection detracted most in Information Technology and Financials, while selection within Healthcare and Utilities added to performance. Top detractors included Apple, Inc. (0.0% of the Fund, -4.5%), Ameriprise Financial, Inc. (1.5% of the Fund, -7.6%) and Citigroup, Inc. (2.0% of the Fund, -10.1%). Within Healthcare, Johnson & Johnson (2.9% of the Fund, 30.6%) added to performance as did Utilities stock PG&E Corp. (1.9% of the Fund, 29.1%).

Heading into fiscal year 2017, we believe several key themes will influence equity markets. U.S. Federal Reserve policy, especially the timing and pace of interest rate increases over the next year, will continue to be one of the most important drivers. Additionally, as earnings growth recovers, we expect company fundamentals to once again drive relative stock returns. Accordingly, we have positioned the portfolio to take advantage of earnings growth, while continuing to manage macroeconomic and political risks, including the risk of an economic slowdown.

Average annual total returns (%)
	1-year	5-year	10-year	Since inception*
Investor Class (Y)	5.31	13.11	5.48	—
Advisor Class (A) NAV	5.31	—	—	4.36
Advisor Class (A) OFFER	0.05	—	—	2.03
Institutional Class (I)	5.57	13.39	—	5.70
Retirement Class (R-6)	—	—	—	3.77
Russell 1000® Value Index	12.92	14.39	6.08	—
Lipper Large-Cap Value Funds Index	10.94	13.02	5.78	—

*	Cumulative for periods less than one year.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

Fund Managers; Investment Experience

David A. Corris, CFA; since 1999

Jason C. Hans, CFA; since 1999

Ernesto Ramos, Ph.D.; since 1988

			Inception date	Expenses (%)
Share class	Ticker	CUSIP		Gross	Net
Investor (Y)	MREIX	09658L836	9/30/1993	1.03	1.00
Advisor (A)	BALVX	09658W303	5/27/2014	1.03	1.00
Institutional (I)	MLVIX	09658L844	1/31/2008	0.78	0.75
Retirement (R-6)	BLCRX	09658W568	12/28/2015	0.63	0.60

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2016. The Adviser has committed to continue this arrangement through December 31, 2017. The Fund’s return would have been lower without these contractual expense limitations.

Portfolio sector allocation
Sector	Fund (%)
Consumer Discretionary	9.1
Consumer Staples	9.2
Energy	10.9
Financials	19.8
Healthcare	10.6
Industrials	11.7
Information Technology	9.7
Materials	4.8
Real Estate	3.9
Telecommunication Services	2.0
Utilities	6.2
Other Assets & Liabilities, Net	2.1
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2016 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indices and Notes in the Commentary for additional information. The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class, Advisor Class and Retirement R-6 Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2006 to August 31, 2016.

4

Annual Report — Commentary	BMO Large-Cap Growth Fund

The BMO Large-Cap Growth Fund—Institutional Class (the Fund) returned 9.88% for the fiscal year ended August 31, 2016 versus the Russell 1000® Growth Index and the Lipper Large-Cap Growth Funds Index which returned 10.54% and 6.06%, respectively.

The fiscal year featured a continuation of last year’s volatility, driven mostly by macroeconomic risk. Central bank policy in the U.S. and abroad, and a steep decline with a subsequent recovery in crude oil prices had the greatest impact on equity markets, while concerns over Brexit were quickly forgotten. With economic growth in the U.S. holding up better than abroad, the S&P 500® displayed resiliency relative to developed market peers, gaining 10.0%, while the Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) lost 3.5%. Emerging market equities also finished in positive territory with the MSCI Emerging Markets Index returning 7.9% on the heels of a recovery in commodity prices.

Within the Fund’s investment universe, stocks with attractive valuations outperformed more expensive stocks. As a result, our preference for attractively priced companies enhanced fund performance. Unfortunately, our focus on fundamentals was not rewarded as high-quality companies lagged their lower quality counterparts.

The Fund’s sector allocation detracted from overall performance. An underweight position in Consumer Staples detracted from performance, while an overweight to Telecommunication Services was a positive contributor. Stock selection was particularly strong in Information Technology and Healthcare while selection within Consumer Discretionary and Financials detracted from performance. Within Information Technology, NVIDIA Corp. (2.2 % of the Fund, 87.6%) was the top contributor. Other top contributors included Healthcare companies, including Medtronic PLC
(0.0 % of the Fund, 22.9%) and Amgen, Inc. (3.1% of the Fund, 14.8%). Top detractors included Consumer Discretionary companies Amazon.com, Inc. (2.7% of the Fund, -13.8%), Dollar General Corp. (0.8% of the Fund, -21.9%) and Expedia, Inc. (0.0% of the Fund, -7.0%).

Heading into fiscal year 2017, we believe several key themes will influence equity markets. U.S. Federal Reserve policy, especially the timing and pace of interest rate increases over the next year, will continue to be one of the most important drivers. Additionally, as earnings growth recovers, we expect company fundamentals to once again drive relative stock returns. Accordingly, we have positioned the portfolio to take advantage of earnings growth, while continuing to manage macroeconomic and political risks, including the risk of an economic slowdown.

Average annual total returns (%)
	1-year	5-year	10-year	Since inception*
Investor Class (Y)	9.68	15.49	8.57	—
Advisor Class (A) NAV	9.68	—	—	9.81
Advisor Class (A) OFFER	4.17	—	—	7.36
Institutional Class (I)	9.88	15.76	—	9.07
Retirement Class (R-6)	—	—	—	5.02
Russell 1000® Growth Index	10.54	14.74	9.11	—
Lipper Large-Cap Growth Funds Index	6.06	13.02	7.67	—

*	Cumulative for periods less than one year.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

Fund Managers; Investment Experience

David A. Corris, CFA; since 1999

Jason C. Hans, CFA; since 1999

Ernesto Ramos, Ph.D.; since 1988

			Inception date	Expenses (%)
Share class	Ticker	CUSIP		Gross	Net
Investor (Y)	MASTX	09658L745	11/20/1992	1.03	1.00
Advisor (A)	BALGX	09658W402	5/27/2014	1.03	1.00
Institutional (I)	MLCIX	09658L752	1/31/2008	0.78	0.75
Retirement (R-6)	BLGRX	09658W576	12/28/2015	0.63	0.60

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through
December 31, 2016. The Adviser has committed to continue this arrangement through December 31, 2017. The Fund’s return would have been lower without these contractual expense limitations.

Portfolio sector allocation
Sector	Fund (%)
Consumer Discretionary	17.9
Consumer Staples	8.3
Financials	4.8
Healthcare	18.6
Industrials	9.0
Information Technology	32.2
Materials	1.1
Real Estate	2.6
Telecommunication Services	3.4
Other Assets & Liabilities, Net	2.1
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2016 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indices and Notes in the Commentary for additional information. The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class, Advisor Class and Retirement R-6 Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2006 to August 31, 2016.

Annual Report — Commentary	BMO Mid-Cap Value Fund

The BMO Mid-Cap Value Fund—Institutional Class (the Fund) returned 7.55% for the fiscal year ended August 31, 2016 versus the Russell Midcap® Value Index and the Lipper Mid-Cap Value Funds Index, which returned 12.88% and 8.46%, respectively.

The Russell Midcap® Value Index snapped back strongly from the negative results of the prior fiscal year. The first half of the fiscal year witnessed negative returns, but a significant change in market fortunes during February propelled the index approximately 25% in the back half of the year. A bottom in oil prices, a less worrisome outlook for China, and the continued “lower for longer” interest rate policies of the Federal Reserve and other central banks all contributed to a shift in sentiment. By year end, the index return advanced over 12%. Low interest rates and a continued quest for yield by investors pushed Real Estate Investment Trust’s (REIT’s) and Utilities up over 20% in the index. Both sectors combined represent over one-quarter of the index, making any underweight to the sectors difficult to outperform the index.

The Fund performance relative to the index suffered due to inadequate sector allocation and stock selection. Stock selection in two sectors, namely Information Technology and Financials, detracted the most from relative performance. In Information Technology, the average stock in the index advanced approximately 9.0%, while the holdings in the Fund were up only 4.0%. A decline in Western Digital Corp. (1.2% of the Fund, -41.0%) and Seagate Technology PLC (0.9% of the Fund, -29.7%) detracted from performance. Within the Financials sector, the index stocks rose on average 18.0%, while the Fund’s financial stocks advanced only 3.0%. A lower allocation to insurance stocks, which performed well, and an overweight to consumer finance issues such as Ameriprise Financial, Inc. (1.8% of the Fund, -7.65%) and Ally Financial, Inc. (1.9% of the Fund, -7.9%) detracted from relative performance. Much like the aforementioned Information Technology stocks, Ameriprise Financial, Inc. and Ally Financial, Inc. trade at very attractive valuations and have been retained in the portfolio.

The Energy sector was positive by approximately 4.0%, while the index reflected -2.2%. Newfield Exploration Co. (1.0% of the Fund, 30.0%) and Cimarex Energy Co. (1.3% of the Fund, 20.2%) led the group.

Sector allocation was negative during the year. A significant underweight position in REIT’s detracted from relative performance as did an underweight in Utilities. Sector allocation is a by-product of the stock selection process, and is not the driving force of investment decisions. The Fund’s focus has always been on company fundamentals, valuations, and a “bottom-up” individual stock selection process.

Average annual total returns (%)
	1-year	5-year	10-year	Since inception
Investor Class (Y)	7.27	13.19	7.29	—
Advisor Class (A) NAV	7.27	—	—	4.30
Advisor Class (A) OFFER	1.91	—	—	1.98
Institutional Class (I)	7.55	13.48	—	8.16
Retirement Class (R-3)	6.95	—	—	4.03
Retirement Class (R-6)	7.65	—	—	4.70
Russell Midcap® Value Index	12.88	15.03	7.98	—
Lipper Mid-Cap Value Funds Index	8.46	13.43	7.46	—

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

Fund Managers; Investment Experience

Gregory S. Dirkse, CFA; since 1999

Matthew B. Fahey; since 1984

Brian J. Janowski, CFA, CPA; since 2002

			Inception date	Expenses (%)
Share class	Ticker	CUSIP		Gross	Net
Investor (Y)	MRVEX	09658L695	9/30/1993	1.23	1.23
Advisor (A)	BAMCX	09658W501	5/27/2014	1.23	1.23
Institutional (I)	MRVIX	09658L711	1/31/2008	0.98	0.98
Retirement (R-3)	BMVDX	09658V446	5/27/2014	1.48	1.48
Retirement (R-6)	BMVGX	09658V438	5/27/2014	0.83	0.83

Portfolio sector allocation
Sector	Fund (%)
Consumer Discretionary	9.8
Consumer Staples	2.8
Energy	9.7
Financials	21.6
Healthcare	4.5
Industrials	13.6
Information Technology	10.7
Materials	6.9
Real Estate	10.3
Utilities	7.7
Other Assets & Liabilities, Net	2.4
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2016 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indices and Notes in the Commentary for additional information. The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class, Advisor Class, Retirement R-3 and Retirement R-6 Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2006 to August 31, 2016.

Annual Report — Commentary	BMO Mid-Cap Growth Fund

The BMO Mid-Cap Growth Fund—Institutional Class (the Fund) returned -4.06% for the fiscal year ended August 31, 2016 versus the Russell Midcap® Growth Index and the Lipper Mid-Cap Growth Funds Index, which returned 7.00% and 4.21%, respectively.

Despite ongoing geopolitical and macroeconomic risks, the continued improvement in the U.S. economy, and a still accommodative U.S. Federal Reserve (the Fed) resulted in positive market returns. Investor speculation in “growth at any price” areas waned over the course of the year, but infatuation with “bond proxy” companies in more historically defensive areas such as consumer staples and Real Estate Investment Trusts did not. This pattern served as a headwind to Fund performance over the year. With the Fed contemplating additional tightening as the fiscal year concludes, we are hopeful that investors will once again return to a focus on fundamentals and valuations and pay less attention to buying only what has been working lately.

The Fund’s performance was driven by positive stock selection in the Materials sector, along with an overweight to Information Technology and an underweight to Consumer Discretionary. Stock selection within the Financials, Healthcare, and Information Technology sectors, along with an underweight to Consumer Staples and overweight to Energy, were most detrimental to relative returns. The top contributors to total return for the Fund during the year were: Vail Resorts, Inc. (1.6% of the Fund, 50.2%), Burlington Stores, Inc. (1.2% of the Fund, 53.0%), and InterOil Corp. (0.0% of the Fund, 20.1%). The positions most detrimental to relative returns for the Fund were: GasLog, Ltd. (0.0% of the Fund, -52.5%), Golar LNG, Ltd. (1.9% of the Fund, -44.2%), and Envision Healthcare Holdings, Inc. (0.9% of the Fund, -47.6%).

Our stock selection process remains disciplined and active and the Fund has found a number of new ideas despite the tepid growth environment. While the period was notable for the strong performance of historically defensive areas like Consumer Staples and Utilities where the Fund has been underweight due to our investment process, signs are beginning to emerge that even these stocks may have reached their valuation limits. Rarely, if ever, have stocks been this expensive to be defensive.

We strongly believe that our strict adherence to our process, focusing on companies showing both improving fundamentals and possessing valuations grounded in reality, should benefit Fund returns over the coming year. Market breadth since mid-February also has improved and Fund holdings in more economically sensitive areas are starting to be rewarded as the year concludes.

Average annual total returns (%)
	1-year	5-year	10-year	Since inception
Investor Class (Y)	(4.23)	8.76	7.08	—
Advisor Class (A) NAV	(4.23)	—	—	(1.23)
Advisor Class (A) OFFER	(9.00)	—	—	(3.44)
Institutional Class (I)	(4.06)	9.02	—	6.45
Retirement Class (R-3)	(4.48)	—	—	(1.48)
Retirement Class (R-6)	(3.89)	—	—	(0.85)
Russell Midcap® Growth Index	7.00	13.43	8.76	—
Lipper Mid-Cap Growth Funds Index	4.21	11.55	8.20	—

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

Fund Managers; Investment Experience

Patrick M. Gundlach, CFA; since 2002

Kenneth S. Salmon; since 1986

			Inception date	Expenses (%)
Share class	Ticker	CUSIP		Gross	Net
Investor (Y)	MRMSX	09658L729	9/30/1993	1.25	1.24
Advisor (A)	BGMAX	09658W600	5/27/2014	1.25	1.24
Institutional (I)	MRMIX	09658L737	1/31/2008	1.00	0.99
Retirement (R-3)	BMGDX	09658V420	5/27/2014	1.50	1.49
Retirement (R-6)	BMGGX	09658V412	5/27/2014	0.85	0.84

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2016. The Adviser has committed to continue this arrangement through December 31, 2017. The Fund’s return would have been lower without these contractual expense limitations.

Portfolio sector allocation
Sector	Fund (%)
Consumer Discretionary	20.8
Consumer Staples	3.8
Energy	2.6
Financials	2.6
Healthcare	18.2
Industrials	14.0
Information Technology	26.9
Materials	1.1
Real Estate	3.4
Telecommunication Services	2.7
Other Assets & Liabilities, Net	3.9
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2016 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indices and Notes in the Commentary for additional information. The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class, Advisor Class, Retirement R-3 and Retirement R-6 Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2006 to August 31, 2016.

Annual Report — Commentary	BMO Small-Cap Value Fund

The BMO Small-Cap Value Fund—Institutional Class (the Fund) returned 8.47% for the fiscal year ended August 31, 2016 versus the Russell 2000® Value Index and the Lipper Small-Cap Value Funds Index, which returned 13.80% and 9.58%, respectively.

The Russell 2000® Value Index snapped back strongly from the negative returns of the prior fiscal year. The first half of the fiscal year witnessed negative returns, but a significant change in market fortunes during February propelled the index approximately 29.0% in the back half of the year. A bottom in oil prices, a less worrisome outlook for China, and the continued “lower for longer” interest rate policies of the U.S. Federal Reserve and other central banks, all contributed to a shift in sentiment. By year end, the index returned over 13.0%. Low interest rates and a continued quest for yield by investors pushed Real Estate Investment Trust’s (REIT’s) and Utilities up over 24.0% in the index. Both sectors combined represent close to one-quarter of the index, making any underweight position to those sectors difficult to outperform the index.

The Fund performance relative to the index suffered due to inadequate sector allocation and stock selection. Stock selection in two sectors, namely Financials and Materials detracted the most from relative performance. Within Financials, three stocks accounted for the vast majority of underperformance. American Equity Investment Life Holding Co. (0.0% of the Fund, -26.8%) declined due to an adverse regulatory change enacted by Congress. First NBC Bank Holding Co. (0.0% of the Fund, -62.7%) declined after announcing an inability to file a financial statement in a timely fashion. Encore Capital Group, Inc. (1.2% of the Fund, -46.9%) declined due to earnings estimates cuts. In the Materials sector, KapStone Paper and Packaging Corp. (0.0% of the Fund, 27.1%) dropped after announcing weaker than expected fundamentals in the packaging industry.

Fortunately, stock selection in the Energy sector was very strong. The average return in the portfolio was over 20.0% and all energy holdings recorded positive results compared to the index average return of negative 19.8%. Several Information Technology stocks advanced greater than 45.0%, including NETGEAR, Inc. (0.0% of the Fund, 87.6%), Datalink Corp. (1.5% of the Fund, 67.9%) and Vishay Intertechnology, Inc. (1.5% of the Fund, 45.5%).

Sector allocation was negative during the year. A significant underweight position in REIT’s detracted from relative performance as did an underweight in Utilities. Sector allocation is a by-product of the stock selection process and is not the driving force of investment decisions. The Fund’s focus has always been on company fundamentals, valuations, and a “bottom-up” individual stock selection process.

Average annual total returns (%)
	1-year	5-year	Since inception*
Advisor Class (A) NAV	8.23	—	1.97
Advisor Class (A) OFFER	2.82	—	(0.32)
Institutional Class (I)	8.47	12.70	9.93
Retirement Class (R-3)	7.88	—	1.70
Retirement Class (R-6)	8.61	—	2.38
Russell 2000® Value Index	13.80	12.63	8.64
Lipper Small-Cap Value Funds Index	9.58	11.43	7.66

*	Benchmarks since inception reflect the inception date of the Institutional Class.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

Fund Managers; Investment Experience

Gregory S. Dirkse, CFA; since 1999

Matthew B. Fahey; since 1984

Brian J. Janowski, CFA, CPA; since 2002

			Inception date	Expenses (%)
Share class	Ticker	CUSIP		Gross	Net
Advisor (A)	BACVX	09658W709	5/27/2014	1.47	1.25
Institutional (I)	MRSNX	09658L596	2/28/2011	1.22	1.00
Retirement (R-3)	BSVDX	09658V396	5/27/2014	1.72	1.50
Retirement (R-6)	BSVGX	09658V388	5/27/2014	1.07	0.85

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2016. The Adviser has committed to continue this arrangement through December 31, 2017. The Fund’s return would have been lower without these contractual expense limitations.

Portfolio sector allocation
Sector	Fund (%)
Consumer Discretionary	9.4
Consumer Staples	2.2
Energy	3.6
Financials	23.0
Healthcare	5.2
Industrials	19.1
Information Technology	12.2
Materials	7.0
Real Estate	7.9
Utilities	5.8
Other Assets & Liabilities, Net	4.6
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2016 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indices and Notes in the Commentary for additional information. The above graph relates to the Institutional Class shares of the Fund. Performance for the Advisor Class, Retirement R-3 and Retirement R-6 Class shares will vary from the performance of the Institutional Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Institutional Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2006 to August 31, 2016.

Annual Report — Commentary	BMO Small-Cap Core Fund

The BMO Small-Cap Core Fund—Institutional Class (the Fund) returned 12.37% for the fiscal year ended August 31, 2016 versus the Russell 2000® Index and the Lipper Small-Cap Core Funds Index, which returned 8.59% and 9.40%, respectively.

The fiscal year featured a continuation of last year’s volatility, driven mostly by macroeconomic risk. Central bank policy in the U.S. and abroad and a steep decline with a subsequent recovery in crude oil prices had the greatest impact on equity markets, while concerns over Brexit were quickly forgotten. With economic growth in the U.S. holding up better than abroad, the S&P 500® displayed resiliency relative to developed market peers, gaining 10.0% while the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) lost 3.5%. Emerging market equities also finished in positive territory, with the MSCI Emerging Markets Index returning 7.9% on the heels of a recovery in commodity prices.

Within the Fund’s investment universe, stocks with attractive valuations outperformed more expensive stocks. As a result, our preference for attractively priced companies enhanced fund performance. Additionally, our focus on fundamentals was rewarded as high-quality companies outperformed lower quality counterparts.

The Fund outperformed its benchmark via strong stock selection, as sector allocation was a detractor from overall performance. An underweight position in Financials and overweight position in Healthcare detracted from performance, while an underweight to Consumer Discretionary was a positive contributor. Stock selection was particularly strong in Healthcare and Information Technology, while selection in Materials and Telecommunication Services detracted from performance. Within Healthcare and Information Technology, Affymetrix, Inc. (0.0% of the Fund, 50.5%) and Gigamon, Inc. (0.9% of the Fund, 120.9%) were top contributors. Top detractors included Innospec, Inc. (0.9% of the Fund,
-29.0%) in Materials and General Communication, Inc. (0.0% of the Fund,
-6.2%) in the Telecommunication Services sector.

Heading into fiscal year 2017, we believe several key themes will influence equity markets. U.S. Federal Reserve policy, especially the timing and pace of interest rate increases over the next year, will continue to be one of the most important drivers. Additionally, as earnings growth recovers, we expect company fundamentals to once again drive relative stock returns. Accordingly, we have positioned the portfolio to take advantage of earnings growth while continuing to manage macroeconomic and political risks including the risk of an economic slowdown.

Average annual total returns (%)
	1-year	Since inception*
Advisor Class (A) NAV	11.97	6.63
Advisor Class (A) OFFER	6.35	4.24
Institutional Class (I)	12.37	6.18
Russell 2000® Index	8.59	3.91
Lipper Small-Cap Core Funds Index	9.40	3.98

*	Benchmarks since inception reflect the inception date of the Institutional Class.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

Fund Managers; Investment Experience

David A. Corris, CFA; since 1999

Thomas Lettenberger, CFA; since 1994

			Inception date	Expenses (%)
Share class	Ticker	CUSIP		Gross	Net
Advisor (A)	BCCAX	09658W808	5/27/2014	5.03	1.15
Institutional (I)	BSCNX	09658V537	12/27/2013	4.78	0.90

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2016. The Adviser has committed to continue this arrangement through December 31, 2017. The Fund’s return would have been lower without these contractual expense limitations.

Portfolio sector allocation
Sector	Fund (%)
Consumer Discretionary	9.9
Consumer Staples	2.9
Energy	2.3
Financials	15.8
Healthcare	15.4
Industrials	16.7
Information Technology	19.5
Materials	4.5
Real Estate	7.1
Telecommunication Services	0.7
Utilities	3.6
Other Assets & Liabilities, Net	1.6
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2016 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indices and Notes in the Commentary for additional information. The above graph relates to the Institutional Class shares of the Fund. Performance for the Advisor Class shares will vary from the performance of the Institutional Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Institutional Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2006 to August 31, 2016.

Annual Report — Commentary	BMO Small-Cap Growth Fund

The BMO Small-Cap Growth Fund—Institutional Class (the Fund) returned -3.72% for the fiscal year ended August 31, 2016 versus the Russell 2000® Growth Index and the Lipper Small-Cap Growth Funds Index, which returned 3.55% and 4.42%, respectively.

Despite ongoing geopolitical and macroeconomic risks, the continued improvement in the U.S. economy, and a still accommodative U.S. Federal Reserve (the Fed) resulted in positive market returns. Investor speculation in “growth at any price” areas waned over the course of the year, but infatuation with “bond proxy” companies in more historically defensive areas such as consumer staples and Real Estate Investment Trusts did not. This pattern served as a headwind to Fund performance over the year. With the Fed contemplating additional tightening as the fiscal year concludes, we are hopeful that investors will once again return to a focus on fundamentals and valuations and pay less attention to buying only what has been working lately.

The Fund’s performance was driven by positive stock selection in the Energy, Healthcare, and Telecommunication Services sectors, along with overweights to the Healthcare and Telecommunication Services sectors. Stock selection within the Consumer Discretionary, Financials, Industrials, Information Technology and Materials sectors were most detrimental to relative returns, along with overweights to the Energy and Information Technology sectors and underweights to the Consumer Discretionary and Materials sectors. The top contributors to total return for the Fund during the year were: inContact, Inc. (2.4% of the Fund, 84.0%), Gigamon, Inc. (1.3% of the Fund, 106.5%), and 8x8, Inc. (0.7% of the Fund, 71.7%). The positions most detrimental to relative returns for the Fund were: Acacia Research Corp. (0.0% of the Fund, -68.1%), Tailored Brands, Inc. (0.0% of the Fund, -63.9%), and SunCoke Energy, Inc. (0.0% of the Fund, -56.0%).

Our stock selection process remains disciplined and active and the Fund has found a number of new ideas despite the tepid growth environment. While the period was notable for the strong performance of historically defensive areas where the Fund has been underweight due to process, signs are beginning to emerge that even these stocks may have reached their valuation limits. Rarely, if ever, have stocks been this expensive to be defensive.

We strongly believe that our strict adherence to our process, focusing on companies showing both improving fundamentals and possessing valuations grounded in reality, should benefit Fund returns over the coming year. Market breadth since mid-February also has improved and Fund holdings in more economically sensitive areas are starting to be rewarded as the year concludes.

Average annual total returns (%)
	1-year	5-year	10-year	Since inception*
Investor Class (Y)	(3.94)	9.48	8.04	—
Institutional Class (I)	(3.72)	9.74	—	7.81
Russell 2000® Growth Index	3.55	13.02	8.20	—
Lipper Small-Cap Growth Funds Index	4.42	11.92	7.24	—

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

Fund Managers; Investment Experience

Patrick M. Gundlach, CFA; since 2002

Kenneth S. Salmon; since 1986

			Inception date	Expenses (%)
Share class	Ticker	CUSIP		Gross	Net
Investor (Y)	MRSCX	09658L612	10/31/1995	1.41	1.41
Institutional (I)	MSGIX	09658L620	1/31/2008	1.16	1.16

Portfolio sector allocation
Sector	Fund (%)
Consumer Discretionary	15.7
Consumer Staples	2.4
Energy	3.5
Financials	5.2
Healthcare	26.0
Industrials	11.5
Information Technology	26.7
Materials	0.9
Real Estate	2.5
Telecommunication Services	1.7
Other Assets & Liabilities, Net	3.9
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2016 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indices and Notes in the Commentary for additional information. The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2006 to August 31, 2016.

Annual Report — Commentary	BMO Global Low Volatility Equity Fund

The BMO Global Low Volatility Equity Fund—Institutional Class (the Fund) returned 12.44% for the fiscal year ended August 31, 2016 versus the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) and the Lipper Global Multi-Cap Core Funds Index, which returned 7.23% and 6.70%, respectively.

The fiscal year featured a continuation of last year’s volatility, driven mostly by macroeconomic risk. Central bank policy in the U.S. and abroad and a steep decline with a subsequent recovery in crude oil prices had the greatest impact on equity markets, while concerns over Brexit were quickly forgotten. With economic growth in the U.S. holding up better than abroad, the S&P 500® displayed resiliency relative to developed market peers, gaining 10.0% while the MSCI Europe, Australasia, Far East (EAFE) lost 3.5%. Emerging market equities also finished in positive territory, with the MSCI Emerging Markets Index returning 7.9% on the heels of a recovery in commodity prices.

Within the Fund’s investment universe, low-risk stocks were one of the best performing groups for the year. Periods of heightened volatility led by notable macroeconomic and geopolitical events created risk-off sentiment amongst global investors. As a result, the Fund’s exposure to the lowest risk segments of the market had a positive impact on performance.

Sector positioning largely reflect our emphasis on risk reduction with significant weight in sectors like Consumer Staples and Utilities. Our overweight positions in those sectors along with an underweight position in Financials added to performance, while an underweight position in Information Technology and overweight in Healthcare detracted. In terms of country weights, an overweight position in New Zealand and underweight positions in Japan and the United Kingdom added to performance. Overall, the Fund participated well during up markets and avoided some of the drawdowns during market declines.

Heading into fiscal year 2017, we believe several key themes will influence equity markets. Central Bank policy, specifically the timing and direction of interest rate movements across the world, will continue to be one of the most important drivers. Additionally, as earnings growth recovers, we expect company fundamentals to once again drive relative stock returns. Accordingly, we have positioned your portfolio to take advantage of earnings growth while continuing to manage macroeconomic and political risks including the risk of an economic slowdown.

Average annual total returns (%)
	1-year	Since inception*
Advisor Class (A) NAV	12.11	6.50
Advisor Class (A) OFFER	6.46	4.09
Institutional Class (I)	12.44	9.18
Morgan Stanley Capital International All Country World Index	7.23	5.11
Lipper Global Multi-Cap Core Funds Index	6.70	4.87

*	Benchmarks since inception reflect the inception date of the Institutional Class.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

Fund Managers; Investment Experience

David A. Corris, CFA; since 1999

Jay Kaufman, CFA; since 2006

Ernesto Ramos, Ph.D.; since 1988

			Inception date	Expenses (%)
Share class	Ticker	CUSIP		Gross	Net
Advisor (A)	BAEGX	09658W873	5/27/2014	5.80	1.10
Institutional (I)	BGLBX	09658V768	9/30/2013	5.55	0.85

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2016. The Adviser has committed to continue this arrangement through December 31, 2017. The Fund’s return would have been lower without these contractual expense limitations.

Portfolio sector allocation
Sector	Fund (%)
Consumer Discretionary	3.4
Consumer Staples	14.2
Financials	10.5
Healthcare	24.1
Industrials	6.7
Information Technology	3.0
Materials	1.7
Real Estate	4.6
Telecommunication Services	15.2
Utilities	14.7
Other Assets & Liabilities, Net	1.9
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2016 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indices and Notes in the Commentary for additional information. The above graph relates to the Institutional Class shares of the Fund. Performance for the Advisor Class shares will vary from the performance of the Institutional Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Institutional Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2006 to August 31, 2016.

Annual Report — Commentary	BMO Disciplined International Equity Fund

The BMO Disciplined International Equity Fund—Institutional Class (the Fund) returned -4.20% for the period from inception (September 17, 2015) through August 31, 2016 versus the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index (EAFE) and the Lipper International Multi-Cap Growth Funds Index, which returned 0.08% and 2.18%, respectively.

The fiscal year featured a continuation of last year’s volatility, driven mostly by macroeconomic risk. Central bank policy in the U.S. and abroad and a steep decline with a subsequent recovery in crude oil prices had the greatest impact on equity markets, while concerns over Brexit were quickly forgotten. With economic growth in the U.S. holding up better than abroad, the S&P 500® displayed resiliency relative to developed market peers, gaining 10.0% while the MSCI EAFE gained 0.08%. Emerging market equities also finished in positive territory, with the MSCI Emerging Markets Index returning 7.9% on the heels of a recovery in commodity prices.

Within the Fund’s investment universe, the market rewarded low quality companies over companies with strong fundamental characteristics. Consequently, the Fund’s underweight position to low quality stocks was a detractor from overall performance. Additionally, the Fund’s emphasis on valuations contributed negatively, as expensive stocks, particularly in the more defensive segments of the market, outperformed reasonably priced stocks.

The Fund’s sector and country allocations had a modest impact on performance, as relative returns were mostly driven by stock selection. An overweight position in Healthcare detracted from performance, while an underweight position in Financials contributed positively. In terms of country weights, an underweight position in Spain added to performance while an underweight position in Hong Kong detracted. Stock selection was particularly strong in Telecommunication Services, where Japanese company Nippon Telegraph & Telephone Corp. (3.2% of the Fund, 24.6%) was a top contributor. Within Consumer Discretionary, Next PLC (0.0% of the Fund, -39.5%) was the biggest detractor from returns.

Heading into fiscal year 2017, we believe several key themes will influence equity markets. Central bank policy, specifically the timing and direction of interest rate movements across the world, will continue to be one of the most important drivers. Additionally, as earnings growth recovers, we expect company fundamentals to once again drive relative stock returns. Accordingly, we have positioned your portfolio to take advantage of earnings growth while continuing to manage macroeconomic and political risks, including the risk of an economic slowdown.

Cumulative total returns (%)
Since inception*
Advisor Class (A) NAV	(4.40)
Advisor Class (A) OFFER	(9.21)
Institutional Class (I)	(4.20)
Morgan Stanley Capital International Europe, Australasia, Far East Index	0.08
Lipper International Multi-Cap Growth Funds Index	2.18

*	Cumulative for periods less than one year. Benchmarks since inception reflect the inception date of the Institutional Class.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

Fund Managers; Investment Experience

Jay Kaufman, CFA; since 2006

Ernesto Ramos, Ph.D.; since 1988

			Inception date	Expenses (%)
Share class	Ticker	CUSIP		Gross	Net
Advisor (A)	BDAQX	09658W667	9/17/2015	1.75	1.15
Institutional (I)	BDIQX	09658W659	9/17/2015	1.50	0.90

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through
December 31, 2016. The Adviser has committed to continue this arrangement through December 31, 2017. The Fund’s return would have been lower without these contractual expense limitations.

Portfolio sector allocation
Sector	Fund (%)
Consumer Discretionary	12.1
Consumer Staples	14.4
Energy	1.7
Financials	11.5
Healthcare	16.4
Industrials	12.9
Information Technology	9.5
Materials	9.6
Telecommunication Services	5.7
Utilities	3.1
Real Estate	1.6
Other Assets & Liabilities, Net	1.5
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2016 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indices and Notes in the Commentary for additional information. The above graph relates to the Institutional Class shares of the Fund. Performance for the Advisor Class shares will vary from the performance of the Institutional Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Institutional Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2006 to August 31, 2016.

Annual Report — Commentary	BMO Pyrford International Stock Fund

The BMO Pyrford International Stock Fund—Institutional Class (the Fund) returned 6.21% for the fiscal year ended August 31, 2016 versus the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index (EAFE) and the Lipper International Multi-Cap Core Funds Index, which returned -0.12% and 1.94%, respectively.

International equity markets were marked by the ebb and flow of sentiment as the markets digested the U.S. Federal Reserve raising rates by 0.25%, Chinese currency moves, and negative interest rates in both Japan and the Eurozone. Concerns on economic growth remain with forecasts steadily being revised down, though market sentiment has been helped by supportive central bank policy from Japan, Europe, and the U.S. Ordinarily, this liquidity would have translated into robust credit growth in the real economy, but in a world where banks are reluctant to lend because of capital constraints and asset quality concerns and the private sector is unwilling to borrow because of already high existing levels of debt, this traditional transmission mechanism is broken.

We maintained a very defensive stance during the year, concentrating on characteristics of value and quality—high dividend yield, low financial leverage, and high return on equity. As a result, the Fund outperformed during the period under review. This outperformance was driven by stock selection and country allocation, currency contribution detracted over the year. Within stock selection, the key positive contributors were stock selection in the Eurozone and Japan. Our underweight allocation to Japan and overweight to Hong Kong and Australia were notable positive contributors. Currency contribution was negative through being underweight the Japanese Yen, as despite the best efforts of the Bank of Japan, the currency appreciated by more than 17% over the period.

Our ongoing decision not to expose the portfolio to the significant risks of banks added to relative performance as negative interest rate policy in the Eurozone and Japan was a further headwind to bank profitability. We strongly believe that the European debt crisis has not gone away and banks remain the most exposed when the structural problems of peripheral southern Europe resurface. Indeed, Italian banks have been the focus of the market given high levels of bad debts.

Average annual total returns (%)
	1-year	Since inception*
Investor Class (Y)	5.96	6.52
Advisor Class (A) NAV	5.96	(2.07)
Advisor Class (A) OFFER	0.64	(4.26)
Institutional Class (I)	6.21	6.80
Retirement Class (R-3)	5.63	(2.34)
Retirement Class (R-6)	6.35	(1.70)
Morgan Stanley Capital International Europe, Australasia, Far East Index	(0.12)	7.21
Lipper International Multi-Cap Core Funds Index	1.94	7.34

*	Benchmarks since inception reflect the inception date of the Institutional Class.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

Investment Adviser:

BMO Asset Management Corp.

Sub-adviser:

Pyrford International Ltd.

Fund Managers; Investment Experience

Tony Cousins, CFA; since 1985

Daniel McDonagh, CFA; since 1997

Paul Simons, CFA; since 1996

			Inception date	Expenses (%)
Share class	Ticker	CUSIP		Gross	Net
Investor (Y)	MISYX	09658L497	12/29/2011	1.29	1.25
Advisor (A)	BPIAX	09658W840	5/27/2014	1.29	1.25
Institutional (I)	MISNX	09658L513	12/29/2011	1.04	1.00
Retirement (R-3)	BISDX	09658V370	5/27/2014	1.54	1.50
Retirement (R-6)	BISGX	09658V362	5/27/2014	0.89	0.85

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2016. The Adviser has committed to continue this arrangement through December 31, 2017. The Fund’s return would have been lower without these contractual expense limitations.

Portfolio sector allocation
Sector	Fund (%)
Consumer Discretionary	3.8
Consumer Staples	13.0
Energy	10.4
Financials	6.6
Healthcare	11.3
Industrials	18.7
Information Technology	8.7
Materials	4.7
Telecommunication Services	11.8
Utilities	7.1
Other Assets & Liabilities, Net	3.9
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2016 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indices and Notes in the Commentary for additional information. The above graph relates to the Institutional Class shares of the Fund. Performance for the Investor Class, Advisor Class, Retirement R-3 and Retirement R-6 Class shares will vary from the performance of the Institutional Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Institutional Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2006 to August 31, 2016.

13

Annual Report — Commentary	BMO LGM Emerging Markets Equity Fund

The BMO LGM Emerging Markets Equity Fund—Institutional Class (the Fund) returned 17.12% for the fiscal year ended August 31, 2016 versus the Morgan Stanley Capital International Emerging Markets Index and the Lipper Emerging Markets Funds Index, which returned 11.81% and 13.36%, respectively.

The Fund’s significant relative outperformance was primarily due to positive stock selection in strong domestic franchises in a number of markets, including India, Singapore, Vietnam, Mexico, and South Africa. Among the holdings that contributed most strongly to both absolute and relative performance were Indian full-service banking group, Yes Bank, Ltd. (3.8% of the Fund, 99.3%), a leading Vietnamese dairy producer, Vietnam Dairy Products JSC (1.2% of the Fund, 92.7%) and Jardine Cycle & Carriage, Ltd. in Singapore (2.1% of the Fund, 60.9%). Also contributing positively were stock selections in the Indonesian banking sector, namely Bank Mandiri Persero Tbk PT (5.4% of the Fund, 36.4%) and Bank Rakyat Indonesia Persero Tbk PT (3.4% of the Fund, 23.7%).

Performance was hindered by the Fund’s lack of exposure in Brazil and Korea and stock selection in the Philippines and Egypt. In the Philippines, Universal Robina Corp. (4.2% of the Fund, -2.2%) suffered from a relatively volatile period related to proposals to introduce an excise tax on sweetened drinks and a possible acquisition. Despite the recent volatility, we believe Universal Robina Corp. remains a very good business and a key holding within Fund’s portfolio. Emami, Ltd. (4.0% of the Fund, -3.5%) also detracted from performance. The company is a home grown Indian Fast Moving Consumer Goods (FMCG) company which focuses on personal care and healthcare products. The company faced some challenges by weakened consumer demand which hurt their revenues in the early part of 2016. We tend to look through this kind of short term share price action and focus on the quality of the underlying business which we believe still to be very strong.

The Fund’s key objective is to invest actively in emerging market companies to drive the long-term capital appreciation of clients’ wealth. We believe we can add value through sound, bottom-up, fundamental investment analysis with a long term approach. Our unconstrained approach continues to focus on identifying companies that meet our quality criteria that include strong business models, robust balance sheets, proven management teams, and clear and fair alignments between majority and minority shareholders. We typically invest in companies generating high free cash flows to support a growing dividend stream.

Average annual total returns (%)
	1-year	5-year	Since inception*
Advisor Class (A) NAV	16.88	—	2.08
Advisor Class (A) OFFER	11.01	—	(0.21)
Institutional Class (I)	17.12	1.90	9.13
Morgan Stanley Capital International Emerging Markets Index	11.81	(0.42)	9.00
Lipper Emerging Markets Funds Index	13.36	0.28	9.31

*	Benchmarks since inception reflect the inception date of the Institutional Class.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

Investment Adviser:

BMO Asset Management Corp.

Sub-adviser:

LGM Investments Limited

Fund Managers; Investment Experience

Damian Bird, CFA; since 2008

Irina Hunter; since 1994

Rishikesh Patel; since 2003

			Inception date	Expenses (%)
Share class	Ticker	CUSIP		Gross	Net
Advisor (A)	BAEMX	09658W824	5/27/2014	1.65	1.41
Institutional (I)	MIEMX	09658L489	12/22/2008	1.40	1.16

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2016. The Adviser has committed to continue this arrangement through December 31, 2017. The Fund’s return would have been lower without these contractual expense limitations.

Portfolio sector allocation
Sector	Fund (%)
Consumer Discretionary	6.7
Consumer Staples	41.5
Financials	33.2
Healthcare	4.4
Industrials	3.6
Materials	1.5
Utilities	1.9
Participation Notes	3.5
Other Assets & Liabilities, Net	3.7
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2016 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indices and Notes in the Commentary for additional information. The above graph relates to the Institutional Class shares of the Fund. Performance for the Advisor Class shares will vary from the performance of the Institutional Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Institutional Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2006 to August 31, 2016.

Annual Report — Commentary	BMO TCH Emerging Markets Bond Fund

The BMO TCH Emerging Markets Bond Fund—Institutional Class (the Fund) returned 9.36% for the fiscal year ended August 31, 2016 versus the JP Morgan Emerging Markets Bond Global Diversified Index (EMBI) and the Lipper Emerging Markets Hard Currency Debt Funds Index, which returned 10.16% and 12.61%, respectively.

The Fund underperformed its benchmark and peer group. In a period of spread and interest rate volatility; emerging market debt benchmark yields declined from 6.0% to 5.0%. Despite the overall compression in yields, investors favored sovereign issuers over other emerging market debt during the period. The Fund’s underweight to sovereign issuers, detracted from performance as they outperformed quasi-sovereign and corporate issuers. A small number of securities within the corporate sector were the most meaningful detractors from the Fund’s performance. The Fund remains overweight corporate and quasi-sovereign exposure relative to the benchmark to capture additional yield where it believes valuations remain attractive and offer a better risk profile versus lower quality sovereign debt.

Regional allocations contributed to Fund performance. Above benchmark allocations to Latin America and below benchmark allocations to Asia benefited performance for the trailing twelve months. The Fund maintains a higher quality bias versus the benchmark. Outperformance by lower quality sovereigns, most notably Venezuela, where the Fund maintains an underweight position, detracted from performance. Venezuela returned 50.0% during the period.

Looking forward, we believe global growth trends and monetary policy accommodation will have a direct effect on debt affordability, fiscal stability, and investors’ willingness to invest in emerging markets. Overall market volatility and individual security risks continue to present unique and compelling opportunities for active fixed income managers in emerging markets.

Average annual total returns (%)
	1-year	Since inception*
Advisor Class (A) NAV	9.20	3.46
Advisor Class (A) OFFER	5.36	1.85
Institutional Class (I)	9.36	5.98
JP Morgan Emerging Markets Bond Global Diversified Index	10.16	6.94
Lipper Emerging Markets Hard Currency Debt Funds Index	12.61	4.64

*	Benchmarks since inception reflect the inception date of the Institutional Class.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

Investment Adviser:

BMO Asset Management Corp.

Sub-adviser:

Taplin, Canida & Habacht, LLC

Fund Managers; Investment Experience

William J. Canida, CFA; since 1976

Alan M. Habacht; since 1969

Scott M. Kimball, CFA; since 2004

Daniela Mardarovici, CFA; since 2000

Frank J. Reda, CMT; since 2001

Janelle Woodward, CFA; since 2003

			Inception date	Expenses (%)
Share class	Ticker	CUSIP		Gross	Net
Advisor (A)	BAMEX	09658W816	5/27/2014	3.22	1.00
Institutional (I)	MEBIX	09658L448	9/30/2013	2.97	0.85

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2016. The Adviser has committed to continue this arrangement through December 31, 2017. The Fund’s return would have been lower without these contractual expense limitations.

Portfolio sector allocation
Sector	Fund (%)
Corporate Bonds & Notes	58.7
International Bonds	35.4
Other Assets & Liabilities, Net	5.9
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2016 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indices and Notes in the Commentary for additional information. The above graph relates to the Institutional Class shares of the Fund. Performance for the Advisor Class shares will vary from the performance of the Institutional Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Institutional Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2006 to August 31, 2016.

Annual Report — Commentary	BMO Alternative Strategies Fund

The BMO Alternative Strategies Fund—Institutional Class (the Fund) returned 0.16% for the fiscal year ended August 31, 2016 versus the Bank of America Merrill Lynch 3-Month T-Bill Index, the HFRX Global Hedge Fund Index and the Lipper Alternative Multi-Strategy Funds Index, which returned 0.23%, -1.91%, and 0.16%, respectively.

The fiscal year began with concerns regarding an economic slowdown and policy struggles in China, which managed to drag down equities globally, particularly in emerging markets. After the markets digested the slowdown, most benchmarks appeared to regain footing only to suffer another sharp selloff with the first U.S. Federal Reserve rate increase since the 2008 global financial crisis. Volatility seemed to continue to be on the rise as Brexit was to test the markets, but after the initial shock, most markets recovered quickly. Many benchmarks eked out performance for the fiscal year; U.S. equities led the way, while European and Japanese equities were laggards. Commodities ended the period with weak results after leaps and bounds upward.

The Fund achieved its results with an average volatility that was approximately 40.0% of the market as measured by Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) Index. As such, the portfolio provided good downside protection when the market pulled back, but lagged in an upward moving market, leaving performance essentially flat for this time period.

The relative value allocation provided the most alpha for the portfolio. Our volatility manager did well optimizing changes in volatility across the markets. This strategy also continues to provide the portfolio with diversification benefits. Our other relative value manager added value to the portfolio but had challenges within the Information Technology sector which represents nearly 30.0% of the allocation.

The credit hedged allocation of the portfolio enhanced performance as short positions in equities were strong and the manager avoided areas of stress. That manager continues to monitor the geopolitical environment and will continue to look for opportunities that are more insulated from market turmoil and remain relatively defensively positioned.

The macro allocation also managed to add value, despite the choppiness that Brexit provided. Fixed income positions fared well, particularly long term U.S. bonds. Currency results were mixed with long Yen gains being slightly offset by losses in commodity currencies, particularly the Australian dollar.

Finally, the equity hedged strategies turned in mixed results with our lower beta strategy faring well in this environment. Security selection on the long side benefitted this strategy. Our higher beta strategy struggled as stock specific issues within the Healthcare sector left this segment of the portfolio in negative territory.

Average annual total returns (%)
	1-year	Since inception*
Advisor Class (A) NAV	(0.02)	2.31
Advisor Class (A) OFFER	(5.04)	(0.74)
Institutional Class (I)	0.16	2.53
Bank of America Merrill Lynch 3-Month T-Bill Index	0.23	0.13
HFRX Global Hedge Fund Index	(1.91)	(0.66)
Lipper Alternative Multi-Strategy Funds Index	0.16	0.46

*	Benchmarks since inception reflect the inception date of the Institutional Class.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

Investment Adviser:

BMO Asset Management Corp.

Sub-advisers:

CTC myCFO, LLC

Capstone Investment Advisors, LLC

Cramer Rosenthan McGlynn, LLC

Graham Capital Management, L.P.

Iridian Asset Management, LLC

Pine River Capital Management, L.P.

Sound Point Capital Management, L.P.

			Inception date	Expenses (%)
Share class	Ticker	CUSIP		Gross	Net
Advisor (A)	BMATX	09658W683	12/16/2014	4.99	2.77
Institutional (I)	BMASX	09658W675	12/16/2014	4.74	2.52

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2016. The Adviser has committed to continue this arrangement through December 31, 2017. The Fund’s return would have been lower without these contractual expense limitations.

Portfolio Sector Allocation
Sector	Fund (%)
	Short	Long
Common Stocks Sold Short or Purchased Long
Consumer Discretionary	(4.6)	10.0
Consumer Staples	(0.8)	2.8
Energy	(2.9)	4.5
Financials	(1.0)	1.2
Healthcare	(1.6)	3.6
Industrials	(3.4)	6.5
Information Technology	(4.0)	8.7
Materials	(1.3)	6.1
Real Estate	(0.6)	—
Telecommunication Services	(0.4)	0.6
Utilities	(0.8)	1.0

Total Common Stocks	(21.4)	45.0
Total Common Stocks Sold Short		(21.4)

Total Net Sold Short and Purchased Long Common Stocks		23.6
Other investments Purchased Long*		12.6
Other investments Sold Short*		(6.4)
Short-Term Investments		44.7
Other Assets & Liabilities		25.5
Total		100.0

*	See Schedules of Investments for additional detail on investment type.

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2016 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indices and Notes in the Commentary for additional information. The above graph relates to the Institutional Class shares of the Fund. Performance for the Advisor Class shares will vary from the performance of the Institutional Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Institutional Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2006 to August 31, 2016.

Annual Report — Commentary	BMO Global Long/Short Equity Fund

The BMO Global Long/Short Equity Fund—Institutional Class (the Fund) returned 7.00% for the period from inception (September 17, 2015) through August 31, 2016 versus the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) and the Lipper Alternative Long/Short Equity Funds Index, which returned 6.60% and 0.54%, respectively.

The fiscal year featured a continuation of last year’s volatility, driven mostly by macroeconomic risk. Central bank policy in the U.S. and abroad and a steep decline with a subsequent recovery in crude oil prices had the greatest impact on equity markets, while concerns over Brexit were quickly forgotten. With economic growth in the U.S. holding up better than abroad, the S&P 500® displayed resiliency relative to developed market peers, gaining 10.0% while the MSCI Europe, Australasia, Far East (EAFE) lost 3.5%. Emerging market equities also finished in positive territory, with the MSCI Emerging Markets Index returning 7.9% on the heels of a recovery in commodity prices.

The Fund displayed risk characteristics in line with its stated objective. Periods of heightened volatility led by notable macroeconomic and geopolitical events created risk-off sentiment amongst global investors. As market volatility increased throughout the fiscal year, the Fund provided significant downside protection with less risk than the MSCI ACWI.

The Fund generated positive returns from the long portfolio while the short portfolio was down, resulting in a positive spread between long and short positions. Overall, the Fund held meaningful positions in 27 countries, with the U.S. representing the largest weight. An overweight position in New Zealand and net short positions in Spain and France added to performance, while overweight positions in Poland and Israel detracted. Stock selection was strongest in the U.S., where the Fund’s pro-cyclical positioning drove relative returns. Stock selection was weakest, however, in countries levered to commodities, such as New Zealand and Canada.

Heading into fiscal year 2017, we believe there several key themes will influence the equity markets. We continue to find the level of macroeconomic differentiation across global equity markets encouraging, as it drives divergences in the price of risk across regions and ultimately creates opportunities for a disciplined long/short investor. Additionally, as earnings growth recovers, we expect company fundamentals to once again drive relative stock prices. Accordingly, we have positioned the portfolio to take advantage of earnings growth while continuing to manage macroeconomic and political risks including the risk of an economic slowdown.

Cumulative total returns (%)
Since inception*
Advisor Class (A) NAV	6.80
Advisor Class (A) OFFER	1.42
Institutional Class (I)	7.00
Morgan Stanley Capital International All Country World Index	6.60
Lipper Alternative Long/Short Equity Funds Index	0.54

*	Cumulative for periods less than one year. Benchmarks since inception reflect the inception date of the Institutional Class.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

Fund Managers; Investment Experience

Jay Kaufman, CFA; since 2006

Ernesto Ramos, Ph.D.; since 1988

David Rosenblatt, CFA; since 2006

			Inception date	Expenses (%)
Share class	Ticker	CUSIP		Gross	Net
Advisor (A)	BGAQX	09658W626	9/17/2015	2.70	2.15
Institutional (I)	BGIQX	09658W618	9/17/2015	2.45	1.90

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2016. The Adviser has committed to continue this arrangement through December 31, 2017. The Fund’s return would have been lower without these contractual expense limitations.

Portfolio Sector Allocation
Sector	Fund (%)
	Short	Long
Common Stocks Sold Short or Purchased Long
Consumer Discretionary	(6.3)	12.5
Consumer Staples	(4.4)	11.0
Energy	(1.1)	1.7
Financials	(3.1)	12.7
Healthcare	(0.4)	14.6
Industrials	(6.9)	13.4
Information Technology	(1.9)	11.6
Materials	(3.0)	5.0
Real Estate	(3.5)	7.1
Telecommunication Services	(1.2)	3.8
Utilities	—	4.9

Total Common Stocks	(31.8)	98.3
Total Common Stocks Sold Short		(31.8)

Total Net Sold Short and Purchased Long Common Stocks		66.5
Short-Term Investments		55.1
Other Assets & Liabilities		(21.6)
Total		100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2016 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indices and Notes in the Commentary for additional information. The above graph relates to the Institutional Class shares of the Fund. Performance for the Advisor Class shares will vary from the performance of the Institutional Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Institutional Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2006 to August 31, 2016.

Annual Report — Commentary	BMO Ultra Short Tax-Free Fund

The BMO Ultra Short Tax-Free Fund—Institutional Class (the Fund) returned 0.65% for the fiscal year ended August 31, 2016 versus the blended 50% Barclays 1 Year Municipal Bond Index / 50% iMoneyNet, Inc. Money Market Fund Tax-Free National Retail Index, the Barclays 1 Year Municipal Bond Index and the Lipper Short Municipal Debt Funds Index, which returned 0.40%, 0.77% and 1.25%, respectively.

Looking back over the past year, investors finally got the U.S. Federal Reserve (the Fed) rate hike they had been anticipating. Last December, the Fed was confident enough in the economy to raise the target rate by 0.25%. Investors were expecting the hike to be the first of perhaps several over 2016. However, ensuing volatility in global financial and energy markets, sluggish domestic and global growth, Brexit, a Presidential election, and stubbornly low inflation have all played a part in limiting further Fed moves.

Municipal yields fell dramatically over most of the curve. The long end experienced the largest decline with the thirty-year yield lower by about 100 basis points. On the short end of the curve, the five-year yield fell by 50 basis points. The only spot where yields rose was the one-year yield, which rose by about 20 basis points. Returns were positive for all spots along the municipal yield curve, albeit with a wide range of outcomes. According to the Barclays Municipal Bond Index, the long bond index returned 10.5%, the five-year bond index returned 4.0%, and the one-year bond index returned a relatively meager 0.8%.

The Fund outperformed its blended benchmark over the period. Performance was helped by an overweight of lower quality bonds as spreads tightened with investors stretching for yield in the low interest rate environment. An overweight to revenue bonds also was additive to performance. Revenue bonds typically carry a higher yield than general obligation (GO) bonds, while being largely immune to unfunded pensions that plague many GO bonds. The Fund’s short duration was the main drag on performance. However, we did lengthen the Fund’s duration over the course of the year, primarily by lowering exposure to floating rate notes and investing in the longer end of the Fund’s investment horizon.

We are maintaining a barbell structure in the Fund which we believe will outperform as the curve continues to flatten. We also are maintaining our lower quality overweight which continues to be additive to performance due to above average yields relative to higher quality bonds.

Average annual total returns (%)
	1-year	5-year	Since inception*
Investor Class (Y)	0.50	0.70	0.96
Advisor Class (A) NAV	0.50	—	0.39
Advisor Class (A) OFFER	(1.55)	—	(0.52)
Institutional Class (I)	0.65	0.93	1.20
Blended Index (50% Barclays 1 Year Municipal Bond Index and 50% iMoneyNet, Inc. Money Market Fund Tax-Free National Retail Index)	0.40	0.38	0.50
Barclays 1 Year Municipal Bond Index	0.77	0.75	0.99
Lipper Short Municipal Debt Funds Index	1.25	0.95	1.24

*	Benchmarks since inception reflect the inception date of the Institutional Class.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

Fund Managers; Investment Experience

Thomas Byron; since 1981

Craig J. Mauermann; since 1997

Robert Wimmel; since 1992

			Inception date	Expenses (%)
Share class	Ticker	CUSIP		Gross	Net
Investor (Y)	MUYSX	09658L521	9/30/2009	0.63	0.56
Advisor (A)	BAUSX	09658W790	5/27/2014	0.63	0.56
Institutional (I)	MUISX	09658L539	9/30/2009	0.38	0.31

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2016. The Adviser has committed to continue this arrangement through December 31, 2017. The Fund’s return would have been lower without these contractual expense limitations.

Municipal Issuance/Industry Type
Issuance/Industry	Fund (%)
General Obligation — 19.7%
School District	8.9
State or Local	10.8
Revenue Bonds — 80.9%
Appropriation	12.3
Education	7.4
General Revenue	0.4
Healthcare	19.5
Housing	4.9
Industrial Revenue	8.7
Power	3.4
Special Tax	3.4
Tobacco	0.1
Transportation	9.9
Water & Sewer	10.9
Other Assets & Liabilities, Net	(0.6)
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2016 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indices and Notes in the Commentary for additional information. The above graph relates to the Institutional Class shares of the Fund. Performance for the Investor Class and Advisor Class shares will vary from the performance of the Institutional Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Institutional Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2006 to August 31, 2016.

Annual Report — Commentary	BMO Short Tax-Free Fund

The BMO Short Tax-Free Fund—Institutional Class (the Fund) returned 1.94% for the fiscal year ended August 31, 2016 versus the Barclays Short (1-5 Year) Municipal Index and the Lipper Short Municipal Debt Funds Index, which returned 1.93% and 1.25%, respectively.

Looking back over the past year, investors finally got the U.S. Federal Reserve (the Fed) rate hike they had been anticipating. Last December, the Fed felt confident enough in the economy to raise the Federal Funds target rate by 0.25%. Investors were expecting the hike to be the first of perhaps several over 2016. However, ensuing volatility in global financial and energy markets, sluggish domestic and global growth, Brexit, a Presidential election, and stubbornly low inflation have all played a part in limiting further Fed moves.

Municipal yields fell dramatically over most of the curve. The long end experienced the largest decline with the thirty-year yield lower by about 100 basis points. On the short end of the curve, the five-year yield fell by 50 basis points. The only spot where yields rose was the one-year yield, which rose by about 20 basis points. Returns were positive for all spots along the municipal yield curve, albeit with a wide range of outcomes. According to the Barclays Municipal Bond Index, the long bond index returned 10.5%, the five-year bond index returned 4.0%, and the one-year bond index returned a relatively meager 0.8%.

The Fund outperformed its benchmark and peer group over the period. Performance was helped by an overweight of lower quality bonds as spreads tightened with investors stretching for yield in the low interest rate environment. An overweight to revenue bonds also was additive to performance. Revenue bonds typically carry a higher yield than general obligation (GO) bonds while being largely immune to unfunded pensions that plague many GO bonds. The Fund’s barbell structure also was additive as the yield curve flattened. The Fund’s short duration was the main drag on performance. However, we did lengthen the Fund’s duration over the course of the year, primarily by lowering exposure to floating rate notes and investing in the longer end of the Fund’s investment horizon.

We are maintaining a barbell structure in the Fund which we believe will outperform as the curve continues to flatten. We also are maintaining our lower quality overweight which continues to be additive to performance due to above average yields relative to higher quality bonds.

Average annual total returns (%)
	1-year	Since inception*
Investor Class (Y)	1.69	1.89
Advisor Class (A) NAV	1.69	1.57
Advisor Class (A) OFFER	(0.36)	0.65
Institutional Class (I)	1.94	2.06
Barclays Short (1-5 Year) Municipal Index	1.93	1.34
Lipper Short Municipal Debt Funds Index	1.25	0.73

*	Benchmarks since inception reflect the inception date of the Institutional Class.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

Fund Managers; Investment Experience

Thomas Byron; since 1981

Craig J. Mauermann; since 1997

Robert Wimmel; since 1992

			Inception date	Expenses (%)
Share class	Ticker	CUSIP		Gross	Net
Investor (Y)	MTFYX	09658L638	11/29/2012	0.85	0.56
Advisor (A)	BASFX	09658W782	5/27/2014	0.85	0.56
Institutional (I)	MTFIX	09658L646	11/29/2012	0.60	0.41

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through
December 31, 2016. The Adviser has committed to continue this arrangement through December 31, 2017. The Fund’s return would have been lower without these contractual expense limitations.

Municipal Issuance/Industry Type
Issuance/Industry	Fund (%)
General Obligation — 20.3%
School District	8.5
State or Local	11.8
Revenue Bonds — 79.5%
Appropriation	18.6
Education	12.0
General Revenue	2.7
Healthcare	15.5
Housing	4.4
Industrial Revenue	5.6
Power	3.0
Special Tax	3.5
Student Loan	0.3
Tobacco	0.4
Transportation	6.7
Water & Sewer	6.8
Other Assets & Liabilities, Net	0.2
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2016 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indices and Notes in the Commentary for additional information. The above graph relates to the Institutional Class shares of the Fund. Performance for the Investor Class and Advisor Class shares will vary from the performance of the Institutional Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Institutional Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2006 to August 31, 2016.

Annual Report — Commentary	BMO Short-Term Income Fund

The BMO Short-Term Income Fund—Institutional Class (the Fund) returned 2.12% for the fiscal year ended August 31, 2016 versus the Bank of America Merrill Lynch 1-3 Year U.S. Government/Corporate Index and the Lipper Short Investment-Grade Debt Funds Index, which returned 1.50% and 1.96%, respectively.

The bond market experienced significant interest rate volatility over the fiscal year, with short term rates ending relatively flat to the beginning of the year. Interest rates have fluctuated as investors attempt to predict future actions of the U.S. Federal Reserve (the Fed) amid mixed economic data and global uncertainty. While employment data in the U.S. has improved, inflation remains muted and concerns over slowing global growth have contributed to uncertainty surrounding the timing of a future increase of the Fed Funds target rate, which has remained in the range of 0.25%-0.50% since December 2015. Despite volatility in interest rates, Treasuries saw positive returns for the fiscal year and corporate bonds outperformed.

A long market value and duration weighted exposure to the corporate sector, as compared to the benchmark index, was a big contributor to performance as it was the top performing sector for the fiscal year. A barbell term structure also contributed to performance as the yield curve flattened. A longer duration exposure to U.S. Government securities relative to the index detracted from performance as government securities underperformed like-duration corporate bonds. An allocation to asset-backed securities and commercial mortgage-backed securities helped relative performance as these securities outperformed.

As of August 31, forward rates show that market participants are pricing in a 60.0% probability that the Federal Open Market Committee will raise the overnight interest rate by the end of 2016. In spite of recent weakness, economists anticipate a snap-back in the Gross Domestic Product for the third quarter. The Fed continues to be concerned about some of the headwinds facing the U.S. economy especially from global economic and market weaknesses and uncertainties that may be longer lived than originally anticipated. Despite a recent upward move, inflation is expected to remain subdued with a strong U.S. dollar combined with modest wage and income growth. The global economic slowdown, several central banks’ decision to pursue low/negative interest rates, continued geopolitical tensions and unrest around the globe, and U.S. political uncertainty will be wildcards worth watching this quarter. Volatility and wide market trading ranges will continue to weigh on short-term interest rates. Central banks around the globe are expected to keep rates “lower for longer” and possibly increase and/or extend their accommodative bias.

Average annual total returns (%)
	1-year	5-year	10-year	Since inception
Investor Class (Y)	1.87	1.60	3.00	—
Advisor Class (A) NAV	1.87	—	—	1.06
Advisor Class (A) OFFER	(0.16)	—	—	0.17
Institutional Class (I)	2.12	1.90	—	3.13
Bank of America Merrill Lynch 1-3 Year U.S. Government/Corporate Index	1.50	1.04	2.64	—
Lipper Short Investment-Grade Debt Funds Index	1.96	1.66	2.58	—

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

Fund Managers; Investment Experience

Peter J. Arts; since 1992

Boyd R. Eager; since 1997

			Inception date	Expenses (%)
Share class	Ticker	CUSIP		Gross	Net
Investor (Y)	MSINX	09658L562	11/1/1992	0.74	0.62
Advisor (A)	BTMAX	09658W774	5/27/2014	0.74	0.62
Institutional (I)	MSIFX	09658L570	5/31/2007	0.49	0.37

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2016. The Adviser has committed to continue this arrangement through December 31, 2017. The Fund’s return would have been lower without these contractual expense limitations.

Portfolio sector allocation
Sector	Fund (%)
Asset-Backed Securities	19.2
Collateralized Mortgage Obligations	2.2
Commercial Mortgage Securities	1.8
Corporate Bonds & Notes	43.2
Mutual Funds	1.5
U.S. Government & U.S. Government Agency Obligations	22.5
U.S. Government Agency—Mortgage Securities	0.6
Other Assets & Liabilities, Net	9.0
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2016 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indices and Notes in the Commentary for additional information. The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class and Advisor Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2006 to August 31, 2016.

Annual Report — Commentary	BMO Intermediate Tax-Free Fund

The BMO Intermediate Tax-Free Fund—Institutional Class (the Fund) returned 5.71% for the fiscal year ended August 31, 2016 versus the Barclays 1-15 Year Blend Municipal Bond Index and the Lipper Intermediate Municipal Debt Funds Index, which returned 5.46% and 5.62%, respectively.

Looking back over the past year, investors finally got the U.S. Federal Reserve (the Fed) rate hike they had been anticipating. Last December the Fed felt confident enough in the economy to raise the Federal Funds target rate by 0.25% (25 basis points). Investors were expecting the hike to be the first of perhaps several over 2016. However, ensuing volatility in global financial and energy markets, sluggish domestic and global growth, Brexit, a Presidential election, and stubbornly low inflation have all played a part in limiting further Fed moves. In this environment, fixed income instruments have had strong returns.

Municipal yields fell dramatically over most of the curve. The long end experienced the largest decline with the thirty-year yield lower by about 100 basis points. On the short end of the curve, the five-year yield fell by 50 basis points. The only spot where yields rose was the one-year yield, which rose by about 20 basis points. Returns were positive for all spots along the municipal yield curve, albeit with a wide range of outcomes. According to the Barclays Municipal Bond Index, the long bond index returned 10.5%, the five-year bond index returned 4.0%, and the one-year bond index returned a relatively meager 0.8%.

The Fund outperformed its benchmark and peer group over the period. Performance was helped by an overweight of lower quality bonds as spreads tightened with investors stretching for yield in the low interest rate environment. An overweight to revenue bonds also was additive to performance. Revenue bonds typically carry a higher yield than general obligation (GO) bonds while being largely immune to unfunded pensions that plague many GO bonds. The Fund’s barbell structure also was additive as the yield curve flattened. The Fund’s short duration was the main drag on performance. However, we did lengthen the Fund’s duration over the course of the year, primarily by lowering exposure to floating rate notes and investing in the longer end of the Fund’s investment horizon.

We are maintaining a barbell structure in the Fund which we believe will outperform as the curve continues to flatten. We also are maintaining our lower quality overweight which continues to be additive to performance due to above average yields relative to higher quality bonds.

Average annual total returns (%)
	1-year	5-year	10-year	Since inception
Investor Class (Y)	5.56	4.31	4.94	—
Advisor Class (A) NAV	5.56	—	—	4.15
Advisor Class (A) OFFER	1.85	—	—	2.54
Institutional Class (I)	5.71	4.48	—	5.04
Barclays 1-15 Year Blend Municipal Bond Index	5.46	3.76	4.52	—
Lipper Intermediate Municipal Debt Funds Index	5.62	3.70	4.02	—

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

Fund Managers; Investment Experience

Thomas Byron; since 1981

Craig J. Mauermann; since 1997

Robert Wimmel; since 1992

			Inception date	Expenses (%)
Share class	Ticker	CUSIP		Gross	Net
Investor (Y)	MITFX	09658L760	2/1/1994	0.59	0.56
Advisor (A)	BITAX	09658W766	5/27/2014	0.59	0.56
Institutional (I)	MIITX	09658L778	12/27/2010	0.34	0.34

The Investor and Advisor Class net expense ratios shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2016. The Adviser has committed to continue this arrangement through December 31, 2017. The Fund’s Investor and Advisor Class returns would have been lower without these contractual expense limitations.

Municipal Issuance/Industry Type
Issuance/Industry	Fund (%)
General Obligation — 22.4%
School District	13.8
State or Local	8.6
Revenue Bonds — 75.9%
Appropriation	17.8
Education	7.4
General Revenue	1.0
Healthcare	15.2
Housing	5.1
Industrial Revenue	2.8
Power	3.7
Special Tax	1.9
Student Loan	0.7
Tobacco	0.5
Transportation	9.9
Water & Sewer	9.9
Other Assets & Liabilities, Net	1.7
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2016 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indices and Notes in the Commentary for additional information. The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class and Advisor Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2006 to August 31, 2016.

Annual Report — Commentary	BMO Mortgage Income Fund

The BMO Mortgage Income Fund—Institutional Class (the Fund) returned 4.32% for the fiscal year ended August 31, 2016 versus the Barclays U.S. Mortgage Backed Securities Index and the Lipper U.S. Mortgage Funds Index, which returned 3.93% and 3.73%, respectively.

Interest rates on the 10 year U.S. Treasury declined from 2.2% on August 31, 2015 to 1.6% on August 31, 2016, resulting in a 5.1% return. Long Treasuries (16.8%) outperformed intermediate Treasuries (3.1%) as the yield curve flattened. The Fund’s overweight to 30 year specified pools benefited from the flattening of the yield curve. Call protected pools, with features that suppress refinancing incentive, outperformed as interest rate declines increased prepayment risk.

The Fund outperformed its benchmark and peer group in a period that represented a return to a more rational pricing of risk relative to last year despite significant bouts of volatility. Mortgage credit was the biggest contributor to performance. Non-index exposure to Commercial Mortgage-Backed Securities (CMBS) was a positive contributor as non-agency CMBS and subordinate tranches of agency CMBS had positive excess returns versus Mortgage-Backed Securities (MBS). Non-agency residential mortgage backed securities continued to enhance portfolio income with their significant yield advantage relative to agency equivalents, adding to performance for the period.

The Fund’s overweight to conventionals (Fannie Mae and Freddie Mac) vs. Ginnie Mae detracted modestly from performance as those market segments underperformed on an excess return basis. Within the MBS mortgage stack, underweight positions to 3.5% and 4.0% coupon pools was positive as those segments underperformed as prepayment risk rose in segments newer to the ability to refinance.

Looking forward, given the renewed appreciation for fundamentals and the large and growing divide between U.S. economic and monetary policy conditions versus other developed markets, we maintain a constructive view on the environment for high quality U.S. fixed income and are positioning accordingly. Further, recent volatility allows for bottom-up selection to capture securities which remain mispriced in the current environment.

Average annual total returns (%)
	1-year	5-year	10-year	Since inception
Investor Class (Y)	4.17	2.52	4.45	—
Advisor Class (A) NAV	4.17	—	—	3.25
Advisor Class (A) OFFER	0.50	—	—	1.64
Institutional Class (I)	4.32	2.77	—	4.71
Barclays U.S. Mortgage Backed Securities Index	3.93	2.63	4.69	—
Lipper U.S. Mortgage Funds Index	3.73	2.97	4.46	—

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

Fund Managers; Investment Experience

Scott M. Kimball, CFA; since 2004

Daniela Mardarovici, CFA; since 2000

			Inception date	Expenses (%)
Share class	Ticker	CUSIP		Gross	Net
Investor (Y)	MRGIX	09658L810	12/13/1992	0.85	0.80
Advisor (A)	BMTAX	09658W758	5/27/2014	0.85	0.80
Institutional (I)	MGIIX	09658L828	5/31/2007	0.60	0.55

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through
December 31, 2016. The Adviser has committed to continue this arrangement through December 31, 2017. The Fund’s return would have been lower without these contractual expense limitations.

Portfolio sector allocation
Sector	Fund (%)
Asset-Backed Securities	0.3
Collateralized Mortgage Obligations	12.5
Commercial Mortgage Securities	10.5
U.S. Government Agency—Mortgage Securities	72.2
Other Assets & Liabilities, Net	4.5
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2016 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indices and Notes in the Commentary for additional information. The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class and Advisor Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2006 to August 31, 2016.

Annual Report — Commentary	BMO TCH Intermediate Income Fund

The BMO TCH Intermediate Income Fund—Institutional Class (the Fund) returned 6.12% for the fiscal year ended August 31, 2016 versus the Barclays U.S. Intermediate Government/Credit Bond Index and the Lipper Short-Intermediate Investment-Grade Debt Funds Index, which returned 4.07% and 3.29%, respectively.

Interest rates on the 10 year U.S. Treasury declined from 2.2% on August 31, 2015 to 1.6% on August 31, 2016, resulting in a 5.1% return for Treasuries. Longer maturity Treasuries outperformed shorter Treasuries as the yield curve flattened.

The Fund outperformed its benchmark and peer group in a period that represented a return to a more rational pricing of risk relative to last year despite significant bouts of volatility. The portfolio’s barbelled structure benefitted from the flattening yield curve and outperformance from long maturity securities. However, floating rate notes, also part of the barbell structure, detracted from relative performance.

Sector and quality selection was positive. The portfolio was overweight intermediate maturity credit, which outperformed duration-matched Treasuries by 220 basis points as spreads tightened. Within credit, the Fund was overweight lower quality investment grade securities which outperformed higher quality securities with BBB bonds outperforming AAA equivalents by approximately 250 basis points of excess return.

Individual security selection was positive, contributing to performance in the past year. Selection within the Metals & Mining and Technology sectors contributed to relative returns, while selection was most negative within the Energy sector and in Financials.

Looking forward, given the renewed appreciation for fundamentals and the large and growing divide between U.S. economic and monetary policy conditions versus other developed markets, we maintain a constructive view on the environment for high quality U.S. fixed income and are positioning accordingly. Further, globally driven volatility allows for bottom-up selection to capture alpha from securities which remain mispriced in the current environment.

Average annual total returns (%)
	1-year	5-year	Since inception*
Advisor Class (A) NAV	5.95	—	2.58
Advisor Class (A) OFFER	2.20	—	1.00
Institutional Class (I)	6.12	3.22	4.66
Barclays U.S. Intermediate Government/Credit Bond Index	4.07	2.39	4.22
Lipper Short-Intermediate Investment-Grade Debt Funds Index	3.29	2.25	3.59

*	Benchmarks since inception reflect the inception date of the Institutional Class.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

Investment Adviser:

BMO Asset Management Corp.

Sub-adviser:

Taplin, Canida & Habacht, LLC

Fund Managers; Investment Experience

William J. Canida, CFA; since 1976

Scott M. Kimball, CFA; since 2004

Daniela Mardarovici, CFA; since 2000

Frank J. Reda, CMT; since 2001

Janelle E. Woodward, CFA; since 2003

			Inception date	Expenses (%)
Share class	Ticker	CUSIP		Gross	Net
Advisor (A)	BAIIX	09658W741	5/27/2014	0.83	0.81
Institutional (I)	MIBIX	09658L661	5/31/2007	0.58	0.56

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2016. The Adviser has committed to continue this arrangement through December 31, 2017. The Fund’s return would have been lower without these contractual expense limitations.

Portfolio sector allocation
Sector	Fund (%)
Corporate Bonds & Notes	55.3
U.S. Government & U.S. Government Agency Obligations	18.3
U.S. Government Agency—Mortgage Securities	25.8
Other Assets & Liabilities, Net	0.6
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2016 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indices and Notes in the Commentary for additional information. The above graph relates to the Institutional Class shares of the Fund. Performance for the Advisor Class shares will vary from the performance of the Institutional Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Institutional Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2006 to August 31, 2016.

Annual Report — Commentary	BMO TCH Corporate Income Fund

The BMO TCH Corporate Income Fund—Institutional Class (the Fund) returned 11.28% for the fiscal year ended August 31, 2016 versus the Barclays U.S. Credit Index and the Lipper Core Plus Bond Funds Index, which returned 9.12% and 5.90%, respectively.

Interest rates on the 10 year U.S. Treasury declined from 2.2% on August 31, 2015 to 1.6% on August 31, 2016, resulting in a 5.1% return for Treasuries. Long Treasuries (16.8%) outperformed intermediate Treasuries (3.1%) as the yield curve flattened.

The Fund outperformed its benchmark and peer group in a period that represented a return to a more rational pricing of risk relative to last year despite significant bouts of volatility. The portfolio’s barbelled structure benefitted from the flattening yield curve and outperformance from long maturity securities. However, short duration relative to the benchmark detracted from performance in a declining interest rate environment.

Sector and quality selection was positive. The portfolio was overweight corporates, which outperformed non-corporate credit during the period. By quality segment, the Fund was overweight lower quality investment grade securities which outperformed higher quality securities with BBB bonds outperforming AAA equivalents by almost 300 basis points of excess return. Credit curves flattened during the period, which helped portfolio performance given longer maturity credit exposure, with long credit outperforming intermediate credit by 234 basis points.

Individual security selection was positive, contributing to performance in the past year. Selection within the Metals & Mining and Technology sectors contributed to relative returns, while selection was most negative within the Energy sector and in Financials.

Looking forward, given the renewed appreciation for fundamentals and the large and growing divide between U.S. economic and monetary policy conditions versus other developed markets, we maintain a constructive view on the environment for high quality U.S. fixed income and are positioning accordingly. Further, globally driven volatility allows for bottom-up selection to capture alpha from securities which remain mispriced in the current environment.

Average annual total returns (%)
	1-year	5-year	Since inception*
Investor Class (Y)	11.23	6.00	8.80
Advisor Class (A) NAV	11.23	—	4.46
Advisor Class (A) OFFER	7.31	—	2.82
Institutional Class (I)	11.28	6.15	8.97
Barclays U.S. Credit Index	9.12	4.93	7.23
Lipper Core Plus Bond Funds Index	5.90	4.08	6.53

*	Benchmarks since inception reflect the inception date of the Institutional Class.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

Investment Adviser:

BMO Asset Management Corp.

Sub-adviser:

Taplin, Canida & Habacht, LLC

Fund Managers; Investment Experience

William J. Canida, CFA; since 1976

Alan M. Habacht; since 1969

Scott M. Kimball, CFA; since 2004

Daniela Mardarovici, CFA; since 2000

Frank J. Reda, CMT; since 2001

Janelle E. Woodward, CFA; since 2003

			Inception date	Expenses (%)
Share class	Ticker	CUSIP		Gross	Net
Investor (Y)	MCIYX	09658L851	12/22/2008	0.71	0.60
Advisor (A)	BATIX	09658W733	5/27/2014	0.71	0.60
Institutional (I)	MCIIX	09658L869	12/22/2008	0.46	0.46

The Investor and Advisor Class net expense ratios shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2016. The Adviser has committed to continue this arrangement through December 31, 2017. The Fund’s Investor and Advisor Class returns would have been lower without these contractual expense limitations.

Portfolio sector allocation
Sector	Fund (%)
Corporate Bonds & Notes	89.7
Municipals	0.3
U.S. Government & U.S. Government Agency Obligations	6.0
Other Assets & Liabilities, Net	4.0
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2016 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indices and Notes in the Commentary for additional information. The above graph relates to the Institutional Class shares of the Fund. Performance for the Investor Class and Advisor Class shares will vary from the performance of the Institutional Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Institutional Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2006 to August 31, 2016.

Annual Report — Commentary	BMO TCH Core Plus Bond Fund

The BMO TCH Core Plus Bond Fund—Institutional Class (the Fund) returned 7.63% for the fiscal year ended August 31, 2016 versus the Barclays U.S. Aggregate Bond Index and the Lipper Core Plus Bond Funds Index, which returned 5.97% and 5.90%, respectively.

Interest rates on the 10 year U.S. Treasury declined from 2.2% on August 31, 2015 to 1.6% on August 31, 2016, resulting in a 5.1% return for Treasuries. Long Treasuries (16.8%) outperformed intermediate Treasuries (3.1%) as the yield curve flattened.

The Fund outperformed its benchmark and peer group in a period that represented a return to a more rational pricing of risk relative to last year despite significant bouts of volatility. The portfolio’s barbelled structure benefitted from the flattening yield curve and outperformance from long maturity securities. However, floating rate notes, also part of the barbell structure, detracted from relative performance.

Sector and quality selection was positive. The portfolio was overweight credit, which outperformed duration-matched Treasuries by 289 basis points as spreads tightened. Within credit, the Fund was overweight lower quality investment grade securities which outperformed higher quality securities with BBB bonds outperforming AAA equivalents by almost 300 basis points of excess return. Credit curves flattened during the period, which helped portfolio performance given longer maturity credit exposure, with long credit outperforming intermediate credit by 234 basis points.

Individual security selection was modestly negative, detracting from performance in the past year. Selection was most negative during the first half of the period, which included a continuation of last year’s China growth concerns and the January/February concerns around the European financial system as a result of negative interest rates. During this period, the Fund maintained conviction rather than selling out-of-favor securities in a difficult market, which resulted in a sharp rebound in security selection performance and overall performance in the balance of the period. Overall, selection was most negative within the Energy sector and in Financials, while selection within the Metals & Mining and Technology sectors contributed to relative returns.

Looking forward, given the renewed appreciation for fundamentals and the large and growing divide between U.S. economic and monetary policy conditions versus other developed markets, we maintain a constructive view on the environment for high quality U.S. fixed income and are positioning accordingly. Further, globally driven volatility allows for bottom-up selection to capture alpha from securities which remain mispriced in the current environment.

Average annual total returns (%)
	1-year	5-year	Since inception*
Investor Class (Y)	7.36	4.66	6.55
Advisor Class (A) NAV	7.36	—	3.43
Advisor Class (A) OFFER	3.64	—	1.81
Institutional Class (I)	7.63	4.90	6.80
Barclays U.S. Aggregate Bond Index	5.97	3.24	4.51
Lipper Core Plus Bond Funds Index	5.90	4.08	6.53

*	Benchmarks since inception reflect the inception date of the Institutional Class.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

Investment Adviser:

BMO Asset Management Corp.

Sub-adviser:

Taplin, Canida & Habacht, LLC

Fund Managers; Investment Experience

William J. Canida, CFA; since 1976

Alan M. Habacht; since 1969

Scott M. Kimball, CFA; since 2004

Daniela Mardarovici, CFA; since 2000

Frank J. Reda, CMT; since 2001

Janelle E. Woodward, CFA; since 2003

			Inception date	Expenses (%)
Share class	Ticker	CUSIP		Gross	Net
Investor (Y)	MCYBX	09658L877	12/22/2008	0.58	0.58
Advisor (A)	BATCX	09658W725	5/27/2014	0.58	0.58
Institutional (I)	MCBIX	09658L885	12/22/2008	0.33	0.33

Portfolio sector allocation
Sector	Fund (%)
Corporate Bonds & Notes	44.3
U.S. Government & U.S. Government Agency Obligations	16.1
U.S. Government Agency—Mortgage Securities	36.3
Other Assets & Liabilities, Net	3.3
Total	100.0

Growth of an assumed $10,000 investment

See Explanation of the Indices and Notes in the Commentary for additional information. The above graph relates to the Institutional Class shares of the Fund. Performance for the Investor Class and Advisor Class shares will vary from the performance of the Institutional Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Institutional Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2006 to August 31, 2016.

Annual Report — Commentary	BMO Monegy High Yield Bond Fund

The BMO Monegy High Yield Bond Fund—Institutional Class (the Fund) returned 6.47% for the fiscal year ended August 31, 2106 versus the Bank of America Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index and the Lipper High Yield Bond Funds Index, which returned 8.71% and 5.83%, respectively.

Over the year, the U.S. high yield market continued to weaken through early February before rebounding sharply over the past several months. The rally reflected a combination of strong global demand for yield, limited new issue supply, along with a speculative bid in commodity and distressed credits. CCC-rated issuers posted the strongest returns over the past 12 months at 12.1%, compared with BB- and B-rated issuers at 9.7% and 7.6%, respectively. Sectorally, Metals & Mining names were strongest at 19.4%, while the Transportation (ex-air) names were weakest at 0.9%. Defaults continued to trend higher, but were largely concentrated in the distressed energy, coal, and other commodity-linked sectors. The Moody’s 12-month trailing default rate rose from 2.3% to 5.7% and we expect this upwards trend to continue in the coming months.

In addition to the Fund’s higher quality positioning, its underperformance over the year was largely driven by its more defensive name selection in Energy, along with its positioning in Super Retail. Conversely, the Fund’s underweighting in Banks and positioning in Technology were notable contributors.

We continue to adhere to our rigorous investment process that highlights disciplined bottom-up security selection, ongoing monitoring, and the balancing of risk and return. The Fund remains highly diversified with no material exposure to individual issuers (typically 2.0% maximum). We have been increasing our exposure to the Energy and Metals & Mining sectors selectively. We remain underweight the more speculative Energy sub-sectors within Energy, and are avoiding the most distressed issuers with the highest probability of default. Similarly, within Metals & Mining, we remain highly selective in where we retain positions, focusing on companies with the most cost effective operations, or with attractive recovery values relative to current prices. The core of the Fund is in BB/B-rated credit, with limited exposure to CCC or worse rated issuers. We continue to favor quality companies that can sustain current leverage at higher interest rates and in industries with supportive fundamentals.

Average annual total returns (%)
	1-year	Since inception*
Advisor Class (A) NAV	6.22	1.72
Advisor Class (A) OFFER	2.51	0.14
Institutional Class (I)	6.47	5.31
Bank of America Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index	8.71	7.18
Lipper High Yield Bond Funds Index	5.83	6.65

*	Benchmarks since inception reflect the inception date of the Institutional Class.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

Investment Adviser:

BMO Asset Management Corp.

Sub-adviser:

Monegy, Inc.

Fund Managers; Investment Experience

Vincent Huang, CFA; since 2003

Lori J. Marchildon, CFA; since 1995

			Inception date	Expenses (%)
Share class	Ticker	CUSIP		Gross	Net
Advisor (A)	BMHAX	09658W717	5/27/2014	1.26	0.90
Institutional (I)	MHBNX	09658L406	12/29/2011	1.01	0.65

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2016. The Adviser has committed to continue this arrangement through December 31, 2017. The Fund’s return would have been lower without these contractual expense limitations.

Portfolio sector allocation
Sector	Fund (%)
Corporate Bonds & Notes	96.2
Other Assets & Liabilities, Net	3.8
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2016 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indices and Notes in the Commentary for additional information. The above graph relates to the Institutional Class shares of the Fund. Performance for the Advisor Class shares will vary from the performance of the Institutional Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Institutional Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2006 to August 31, 2016.

Annual Report — Commentary	BMO Government Money Market Fund

The BMO Government Money Market Fund—Premier Class (the Fund) returned 0.11% for the fiscal year ended August 31, 2016 versus the iMoneyNet, Inc. Government Money Market Index and the Lipper U.S. Government Money Market Funds Index, which returned 0.02% and 0.02%, respectively.

Interest rates have fluctuated as investors attempt to predict future actions of the U.S. Federal Reserve (the Fed) amid mixed economic data and global uncertainty. While employment data in the U.S. has improved, inflation remains muted and concerns over slowing global growth have contributed to uncertainty surrounding the timing of a future increase of the Fed Funds target rate, which has remained in the range of 0.25%-0.50% since December 2015.

As of August 31, 2016, 44 days remain until the implementation of the Security Exchange Commission Money Market reforms. At the close of business on October 14, 2016, all institutional investors must be liquidated out of stable $1 Net Asset Value prime money market funds. We have begun to see significant cash flows, both out of prime funds and into government funds, and this trend is expected to continue into October. We have seen declining yields in eligible securities as the overwhelming demand has prices rising. To prepare for the ongoing flows, purchase sizes have been increased and the amount of floating rate instruments purchased in the Fund has increased dramatically. In addition, the size of the Fund has more than tripled in the past year. Portfolio structure has been largely driven by the likelihood of an increase to the Fed Funds Rate, shortening maturities as the probability rose and buying longer dated issues as the odds decreased. The increased use of floating rate instruments resulted in the Fund being able to somewhat offset the low yields purchased with all the new assets coming in.

As of August 31, 2016, forward rates show that market participants are pricing in a 60.0% probability that the Fed will raise the overnight interest rate by the end of 2016. The Fed continues to be concerned about some of the headwinds facing the U.S. economy, especially from global economic and market weaknesses and uncertainties that may be longer lived than originally anticipated. Despite a recent upward move, inflation is expected to remain subdued with a strong U.S. dollar combined with modest wage and income growth. The global economic slowdown, several central banks’ decision to pursue low/negative interest rates, continued geopolitical tensions and unrest around the globe, and U.S. political uncertainty will be wildcards worth watching this quarter. Volatility and wide market trading ranges will continue to weigh on short-term interest rates.

Average annual total returns (%)
	7-day current yield	1-year	5-year	10-year
Investor Class (Y)	0.01	0.01	0.01	0.87
Premier Class	0.13	0.11	0.03	0.96
iMoneyNet, Inc. Government Money Market Index		0.02	0.01	0.73
Lipper U.S. Government Money Market Funds Index		0.02	0.01	0.80

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Fund Managers; Investment Experience

Peter J. Arts; since 1992

Boyd R. Eager; since 1997

			Inception date	Expenses (%)
Share class	Ticker	CUSIP		Gross	Net
Investor (Y)	MGYXX	09658L786	5/17/2004	0.54	0.46
Premier	MGNXX	09658L794	5/28/2004	0.29	0.21

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2016. The Adviser has committed to continue this arrangement through December 31, 2017. The Fund’s return would have been lower without these contractual expense limitations.

Portfolio sector allocation
Sector	Fund (%)
Mutual Funds	9.4
Repurchase Agreements	14.6
U.S. Government & U.S. Government Agency Obligations	79.5
Other Assets & Liabilities, Net	(3.5)
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2016 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indices and Notes in the Commentary for additional information. The above graph relates to the Premier Class shares of the Fund. Performance for the Investor Class shares will vary from the performance of the Premier Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Premier Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2006 to August 31, 2016.

Annual Report — Commentary	BMO Tax-Free Money Market Fund

The BMO Tax-Free Money Market Fund—Premier Class (the Fund) returned 0.17% for the fiscal year ended August 31, 2016 versus iMoneyNet, Inc. Fund Report/Tax-Free National Retail Index and the Lipper Tax-Exempt Money Market Funds Index, which returned 0.03% and 0.04%, respectively.

The municipal money fund market has become an interesting place again after several years of rates barely above zero. The U.S. Federal Reserve (the Fed) raised rates in December 2015 by a quarter point. Weaker economic data, low inflation indicators, and global market turmoil all factored in to halt further Fed moves so far this year. The municipal market did not react right away to the December move, but yields did start to climb in March, as pending money market industry rule changes caused some money markets to close and others to begin moving business and foundation accounts out of stable NAV municipal money market funds. Market rates rose by about 60 basis points from the end of February through the end of August.

In the past year, we focused on two primary concerns regarding duration. One was that it was possible that the Fed could raise the overnight lending rate at a regular pace, indicating that a lower duration was prudent. The second concern was that the money market rule changes were going to necessitate transferring business and foundation investors out of the Fund. The resulting lower asset base would mean the fixed rate securities in the Fund would become a larger percentage of assets and lengthen the Fund’s maturity. So we were cautious in our purchasing of fixed rate securities, ending the fiscal year at 23 days to maturity.

Keeping a moderate duration still makes sense. The Fed may raise rates two or three times in the coming year, but most pundits feel that once or twice is most likely. We do not want to extend dramatically, but we do want to own fixed rate bonds where the additional yield we pick up compensates for the risk of seeing those fixed rate bonds “locked in” until maturity, while floating rate bonds rise with future Fed movements. Currently, a large supply of bonds are being held by remarketing agents, so rates are elevated on variable rate bonds resetting daily and weekly. We expect this to continue for a while and then rates will likely move in line with taxable variable rate bonds to levels where the municipal variable rate bonds remain attractive to higher tax rate investors. For now, it makes sense for us to remain consistent in positioning the Fund in a diverse manner by sector, industry, and geography.

Average annual total returns (%)
	7-day current yield	1-year	5-year	10-year
Investor Class (Y)	0.26	0.06	0.03	0.78
Premier Class	0.51	0.17	0.12	0.95
iMoneyNet, Inc. Fund Report/Tax-Free National Retail Index		0.03	0.02	0.62
Lipper Tax-Exempt Money Market Funds Index		0.04	0.02	0.62

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Fund Managers; Investment Experience

Peter J. Arts; since 1992

Boyd R. Eager; since 1997

Craig J. Mauermann; since 1997

			Inception date	Expenses (%)
Share class	Ticker	CUSIP		Gross	Net
Investor (Y)	MTFXX	09658L547	9/22/2004	0.53	0.45
Premier	MFIXX	09658L554	6/29/2005	0.28	0.20

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2016. The Adviser has committed to continue this arrangement through December 31, 2017. The Fund’s return would have been lower without these contractual expense limitations.

Municipal Issuance/Industry Type
Issuance/Industry	Fund (%)
General Obligation — 19.9%
School District	4.5
State or Local	15.4
Revenue Bonds — 72.0%
Appropriation	15.7
Education	14.2
General Revenue	2.2
Healthcare	4.8
Housing	5.6
Industrial Revenue	9.7
Special Tax	8.2
Transportation	3.7
Water & Sewer	7.9
Other Assets & Liabilities, Net	8.1
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2016 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indices and Notes in the Commentary for additional information. The above graph relates to the Premier Class shares of the Fund. Performance for the Investor Class shares will vary from the performance of the Premier Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Premier Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2006 to August 31, 2016.

Annual Report — Commentary	BMO Prime Money Market Fund

The BMO Prime Money Market Fund—Premier Class (the Fund) returned 0.22% for the fiscal year ended August 31, 2016 versus the iMoneyNet, Inc. Money Fund Report Averages and the Lipper Money Market Instrument Funds Index, which returned 0.08% and 0.06%, respectively.

Interest rates have fluctuated as investors attempt to predict future actions of the U.S. Federal Reserve (the Fed) amid mixed economic data and global uncertainty. While employment data in the U.S. has improved, inflation remains muted and concerns over slowing global growth have contributed to uncertainty surrounding the timing of a future increase of the Fed Funds target rate, which has remained in the range of 0.25%-0.50% since December 2015.

As of August 31, 2016, 44 days remain until the implementation of the latest Security Exchange Commission Money Market reforms. At the close of business on October 14, 2016, all institutional investors must be liquidated out of stable $1 Net Asset Value prime money market funds. We have begun to see significant cash flows out of prime funds and this trend is expected to continue into October. To prepare for the upcoming flows, purchase sizes have been decreased and the weighted average life and weighted average maturity for the Fund have declined dramatically. We will make certain to buy some higher yielding issues, but also keep cash available to use as inefficiencies present themselves.

Due to asset flows, the size of the Fund declined by over 50.0% in the past year. Positions that were purchased with maturity dates beyond the money market reform effective date have been scaled back significantly in size. The increased use of floating rate instruments provided a significant bump to the yield of the Fund without dramatically increasing the Weighted Average Maturity (WAM). We have seen dealers begin introducing more varieties of floating rate commercial paper to meet the growing demand.

As of August 31, 2016, forward rates show that market participants are pricing in a 60.0% probability that the Fed will raise the overnight interest rate by the end of 2016. The Fed continues to be concerned about some of the headwinds facing the U.S. economy, especially from global economic and market weaknesses and uncertainties that may be longer lived than originally anticipated. Despite a recent upward move, inflation is expected to remain subdued with a strong U.S. dollar combined with modest wage and income growth. The global economic slowdown, several central banks’ decision to pursue low/negative interest rates, continued geopolitical tensions and unrest around the globe, and U.S. political uncertainty will be wildcards worth watching this quarter. Volatility and wide market trading ranges will continue to weigh on short-term interest rates.

Average annual total returns (%)
	7-day current yield	1-year	5-year	10-year
Investor Class (Y)	0.02	0.03	0.02	0.98
Premier Class	0.24	0.22	0.10	1.14
iMoneyNet, Inc. Money Fund Report Averages		0.08	0.03	0.86
Lipper Money Market Instrument Funds Index		0.06	0.02	0.90

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Fund Managers; Investment Experience

Peter J. Arts; since 1992

Boyd R. Eager; since 1997

			Inception date	Expenses (%)
Share class	Ticker	CUSIP		Gross	Net
Investor (Y)	MARXX	09658L679	11/23/1992	0.46	0.46
Premier	MAIXX	09658L687	4/3/2000	0.21	0.21

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2016. The Adviser has committed to continue this arrangement through December 31, 2017. The Fund’s return would have been lower without these contractual expense limitations.

Portfolio sector allocation
Sector	Fund (%)
Certificates of Deposit	15.8
Commercial Paper	47.9
Municipals	2.7
Mutual Funds	8.9
Repurchase Agreements	6.4
U.S. Government & U.S. Government Agency Obligations	18.3
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2016 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indices and Notes in the Commentary for additional information. The above graph relates to the Premier Class shares of the Fund. Performance for the Investor Class shares will vary from the performance of the Premier Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Premier Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2006 to August 31, 2016.

Annual Report — Commentary	BMO Institutional Prime Money Market Fund

The BMO Institutional Prime Money Market Fund—Premier Class (the Fund) returned 0.09% for the period from inception (June 3, 2016) through August 31, 2016 versus the iMoneyNet, Inc. Money Fund Report Averages and the Lipper Money Market Instrument Funds Index, which returned 0.03% and 0.02%, respectively.

Interest rates have fluctuated as investors attempt to predict future actions of the U.S. Federal Reserve (the Fed) amid mixed economic data and global uncertainty. While employment data in the U.S. has improved, inflation remains muted and concerns over slowing global growth have contributed to uncertainty surrounding the timing of a future increase of the Fed Funds target rate, which has remained in the range of 0.25% to 0.50% since December 2015.

The Fund began investing on June 6, 2016 significantly in size. With expectations of volatility resulting from the money market reform, maintaining near term liquidity in excess of required amounts proved effective. As the summer ended, the market experienced increased pressure on rates and liquidity from the pending money market reform. As a result, LIBOR rates increased, which greatly benefitted any Fund able to buy floating rate instruments. The focused use of floating rate instruments provided a significant bump to the yield of the Fund, without dramatically increasing the Weighted Average Maturity (WAM). Dealers began introducing more varieties of floating rate commercial paper to meet the growing demand.

As of August 31, 2016, forward rates show that market participants are pricing in a 60% probability that the Fed will raise the overnight interest rate by the end of 2016. The Fed continues to be concerned about some of the headwinds facing the U.S. economy especially from global economic and market weaknesses and uncertainties that may be longer lived than originally anticipated. Despite a recent upward move, inflation is expected to remain subdued with a strong U.S. dollar combined with modest wage and income growth. The global economic slowdown, several central banks’ decision to pursue low/negative interest rates, continued geopolitical tensions and unrest around the globe, and U.S. political uncertainty will be wildcards worth watching this quarter. Volatility and wide market trading ranges will continue to weigh on short-term interest rates.

Cumulative total returns (%)
	7-day current yield	Since inception*
Investor Class (Y)	0.16	0.03
Premier Class	0.43	0.09
iMoneyNet, Inc. Money Fund Report Averages		0.03
Lipper Money Market Instrument Funds Index		0.02

*	Cumulative for periods less than one year. Benchmarks since inception reflect the inception date of the Premier Class.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Fund Managers; Investment Experience

Peter J. Arts; since 1992

Boyd R. Eager; since 1997

			Inception date	Expenses (%)
Share class	Ticker	CUSIP		Gross	Net
Investor (Y)	BYFXX	09658V354	6/3/2016	0.47	0.46
Premier	BPFXX	09658L347	6/3/2016	0.22	0.21

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2016. The Adviser has committed to continue this arrangement through December 31, 2017. The Fund’s return would have been lower without these contractual expense limitations.

Portfolio sector allocation
Sector	Fund (%)
Certificates of Deposit	22.0
Commercial Paper	40.2
Municipals	6.9
Mutual Funds	5.7
Repurchase Agreements	25.2
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2016 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

See Explanation of the Indices and Notes in the Commentary for additional information. The above graph relates to the Premier Class shares of the Fund. Performance for the Investor Class shares will vary from the performance of the Premier Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Premier Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2006 to August 31, 2016.

Explanation of the Indices and Notes in the Commentary

The views expressed in the commentary are as of August 31, 2016 and are those of the Funds’ investment adviser and/or portfolio manager(s). The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of the Funds or any individual security, industry, market sector or the markets generally. Statements involving predictions, assessments, analyses or outlook for individual securities, industries, market sectors and/or markets involve risks and uncertainties. In addition to the general risks described for the Funds in their current Prospectuses, other factors bearing on these commentaries include the accuracy of the investment adviser’s or portfolio manager’s forecasts and predictions and the appropriateness of the investment programs designed by the investment adviser or portfolio managers to implement their strategies efficiently and effectively. Any one, or more, of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of a Fund to differ materially as compared to benchmarks associated with that Fund. The line graphs and tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The gross and net expense ratios are based on expenses incurred by a Fund as disclosed in the Funds’ Prospectus dated December 29, 2015. Each Fund’s performance assumes the reinvestment of all dividends and distributions. Performance returns for all benchmark comparisons assume dividends and distributions were reinvested for the entire period. All indices are unmanaged and are not available for direct investment.

Fund/Benchmark Comparison per Fund		Explanation
Low Volatility Equity Fund	Russell 1000® Index	The Russell 1000® Index consists of approximately 1,000 of the largest companies in the U.S. equity markets.(4)
	Lipper Large-Cap Value Funds Index	Lipper indices are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Dividend Income Fund	Russell 1000® Value Index	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.(4)
	Standard & Poor’s 500® Index	The S&P 500® is an unmanaged index of large-cap common stocks.
	Lipper Equity Income Funds Index	Lipper indices are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Large-Cap Value Fund	Russell 1000® Value Index	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.(4)
	Lipper Large-Cap Value Funds Index	Lipper indices are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Large-Cap Growth Fund	Russell 1000® Growth Index	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.(4)
	Lipper Large-Cap Growth Funds Index	Lipper indices are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Mid-Cap Value Fund	Russell Midcap® Value Index	This index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index.(4)
	Lipper Mid-Cap Value Funds Index	Lipper indices are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Mid-Cap Growth Fund	Russell Midcap® Growth Index	This index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.(4)
	Lipper Mid-Cap Growth Funds Index	Lipper indices are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Small-Cap Value Fund(1)	Russell 2000® Value Index	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.(4)
	Lipper Small-Cap Value Funds Index	Lipper indices are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Small-Cap Core Fund(1)	Russell 2000® Index	The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. (4)
	Lipper Small-Cap Core Funds Index	Lipper indices are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)

Explanation of the Indices and Notes in the Commentary (continued)

Fund/Benchmark Comparison per Fund		Explanation
Small-Cap Growth Fund(1)	Russell 2000® Growth Index	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.(4)
	Lipper Small-Cap Growth Funds Index	Lipper indices are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Global Low Volatility Equity Fund(3)	Morgan Stanley Capital International All Country World Index	The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.(4)
	Lipper Global Multi-Cap Core Funds Index	Lipper indices are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Disciplined International Equity Fund(3)	Morgan Stanley Capital International Europe, Australasia, Far East Index	Europe, Australasia and Far East Index is a standard unmanaged foreign securities index representing major non-U.S. stock markets, as monitored by Morgan Stanley Capital International.(4)
	Lipper International Multi-Cap Growth Funds Index	Lipper indices are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Pyrford International Stock Fund(3)	Morgan Stanley Capital International Europe, Australasia, Far East Index	Europe, Australasia and Far East Index is a standard unmanaged foreign securities index representing major non-U.S. stock markets, as monitored by Morgan Stanley Capital International.(4)
	Lipper International Multi-Cap Core Funds Index	Lipper indices are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
LGM Emerging Markets Equity Fund(3)	Morgan Stanley Capital International Emerging Markets Index	The MSCI Emerging Markets Index is a market capitalization weighted index comprised of over 800 companies representative of the market structure of the emerging countries in Europe, Latin America, Africa, Middle East and Asia, as monitored by Morgan Stanley Capital International.(4)
	Lipper Emerging Markets Funds Index	Lipper indices are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
TCH Emerging Markets Bond Fund(3)(6)	JP Morgan Emerging Markets Bond Global Diversified Index	The JP Morgan Emerging Markets Bond Global Diversified Index tracks total returns for traded external debt instruments (external meaning foreign currency denominated fixed income) in the emerging markets and limits the weights of those index countries with larger debt stocks by only including a specified portion of these countries eligible current face amounts of debt outstanding.(4)
	Lipper Emerging Markets Hard Currency Debt Funds Index	Lipper indices are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Alternative Strategies Fund(3)	Bank of America Merrill Lynch 3-Month T-Bill Index	Bank of America Merrill Lynch 3-Month T-Bill Index comprises a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. While the index will often hold the Treasury Bill issued at the most recent 3-month auction, it is also possible for a seasoned 6-month Bill to be selected.(4)
	HFRX Global Hedge Fund Index	HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It comprises all eligible hedge fund strategies, including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event-driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.
	Lipper Alternative Multi-Strategy Funds Index	Lipper indices are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Global Long/Short Equity Fund(3)	Morgan Stanley Capital International All Country World Index	The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.(4)
	Lipper Alternative Long/Short Equity Funds Index	Lipper indices are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Ultra Short Tax-Free Fund(2)(6)	Blended Index (50% Barclays 1 Year Municipal Bond Index and 50% iMoneyNet, Inc. Money Market Fund Tax-Free National Retail Index)	The blended index consists of 50% Barclays 1 Year Municipal Bond Index and 50% iMoneyNet, Inc. Money Market Fund Tax-Free National Retail Index. The Barclays 1 Year Municipal Bond Index is the 1 year component of the Barclays Capital Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. The iMoneyNet, Inc. Money Market Fund Tax-Free National Retail Index is an average of money funds with investment objectives similar to that of the Fund.(4)
	Barclays 1 Year Municipal Bond Index	This benchmark is the 1 year component of the Barclays Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. To qualify for inclusion, a bond or security must have outstanding par value of at least $7 million, issued as part of a transaction of at least $75 million, fixed rate, dated-date after December 31, 1990 and must have at least one year from final Maturity.(4)
	Lipper Short Municipal Debt Funds Index	Lipper indices are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)

Explanation of the Indices and Notes in the Commentary (continued)

Fund/Benchmark Comparison per Fund		Explanation
Short Tax-Free Fund(2)(6)	Barclays Short (1-5 Year) Municipal Index	The Barclays Short (1-5 Year) Municipal Index includes invetment-grade tax-exempt bonds that are issued by state and local governments and have maturities of 1 to 5 years.(4)
	Lipper Short Municipal Debt Funds Index	Lipper indices are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Short-Term Income Fund(6)	Bank of America Merrill Lynch 1-3 Year U.S. Government/Corporate Index	This is an index tracking short-term U.S. government and corporate securities with maturities between 1 and 2.99 years. The index is produced by Merrill Lynch, Pierce, Fenner & Smith.(4)
	Lipper Short Investment-Grade Debt Funds Index	Lipper indices are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Intermediate Tax-Free Fund(2)(6)	Barclays 1-15 Year Blend Municipal Bond Index	This index is the 1-15 year Blend component of the Barclays Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa and a range of maturities between 1-17 years. To qualify for inclusion, a bond or security must have outstanding par value of at least $7 million, issued as part of a transaction of at least $75 million, fixed rate, dated-date after December 31, 1990 and must have at least one year from final maturity.(4)
	Lipper Intermediate Municipal Debt Funds Index	Lipper indices are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Mortgage Income Fund(6)	Barclays U.S. Mortgage Backed Securities Index	This index is an unmanaged index that includes 15 and 30 year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corp. (FHLMC) and the Federal National Mortgage Corporation (FNMC).(4)
	Lipper U.S. Mortgage Funds Index	Lipper indices are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
TCH Intermediate Income Fund(6)	Barclays U.S. Intermediate Government/Credit Bond Index	This index is comprised of government and corporate bonds rated BBB or higher with maturities between 1-10 years.(4)
	Lipper Short-Intermediate Investment-Grade Debt Funds Index	Lipper indices are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
TCH Corporate Income Fund(6)	Barclays U.S. Credit Index	Barclays U.S. Credit Index represents securities that are SEC registered, taxable and U.S. dollar denominated. The index covers U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements.(4)
	Lipper Core Plus Bond Funds Index	Lipper indices are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
TCH Core Plus Bond Fund(6)	Barclays U.S Aggregate Bond Index	Barclays U.S. Aggregate Bond Index is an unmanaged index that covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-based securities. To qualify for inclusion, a bond or security must have at least one year to final maturity, rated investment grade Baa3 or better, dollar denominated, non-convertible, fixed rate and be publicly issued.(4)
	Lipper Core Plus Bond Funds Index	Lipper indices are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Monegy High Yield Bond Fund(3)(6)	Bank of America Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index	This is a benchmark index for high yield corporate bonds which excludes lower-rated securities and caps exposure to any one issuer at 2% and is administrated by Merrill Lynch.(4)
	Lipper High Yield Bond Funds Index	Lipper indices are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Government Money Market Fund	iMoneyNet, Inc. Government Money Market Index	This index is an average of money funds with investment objectives similar to that of the Fund.
	Lipper U.S. Government Money Market Funds Index	Lipper indices are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Tax-Free Money Market Fund	iMoneyNet, Inc. Fund Report/Tax-Free National Retail Index	This index is an average of money funds with investment objectives similar to that of the Fund.
	Lipper Tax-Exempt Money Market Funds Index	Lipper indices are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)

Explanation of the Indices and Notes in the Commentary (continued)

Fund/Benchmark Comparison per Fund		Explanation
Prime Money Market Fund	iMoneyNet, Inc. Money Fund Report Averages	This index is an average of money funds with investment objectives similar to that of the Fund.
	Lipper Money Market Instrument Funds Index	Lipper indices are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)
Institutional Prime Money Market Fund	iMoneyNet, Inc. Money Fund Report Averages	This index is an average of money funds with investment objectives similar to that of the Fund.
	Lipper Money Market Instrument Funds Index	Lipper indices are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(5)

(1)	Small-Cap stocks are less liquid and more volatile than large-cap stocks.
(2)	Income generated by the Fund may be subject to the federal alternative minimum tax.
(3)	International investing involves special risks including currency risk, political risk, increased volatility of foreign securities, and differences in auditing and other financial standards.
(4)	Performance returns do not reflect the deduction of sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance.
(5)	Performance returns do not reflect the deduction of sales charges of component funds, or taxes, but do reflect the deduction of fund expenses.
(6)	Investors should be aware that in an environment of rising interest rates, they may expect to see declining bond prices.

Expense Example (Unaudited)

For the Six Months Ended August 31, 2016

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended August 31, 2016 (3/1/16-8/31/16).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Investor				Advisor				Institutional
Fund	Beginning account value 3/1/16	Ending account value 8/31/16	Annualized Expense Ratio(1)	Expenses paid during period 3/1/16- 8/31/16(1)	Beginning account value 3/1/16	Ending account value 8/31/16	Annualized Expense Ratio(1)	Expenses paid during period 3/1/16- 8/31/16(1)	Beginning account value 3/1/16	Ending account value 8/31/16	Annualized Expense Ratio(1)	Expenses paid during period 3/1/16- 8/31/16
Low Volatility Equity Fund
Actual					$1,000.00	$1,096.70	0.90%	$4.72	$1,000.00	$1,099.10	0.65%	$3.42
Hypothetical (5% return before expenses)					1,000.00	1,020.50	0.90	4.57	1,000.00	1,021.75	0.65	3.30
Dividend Income Fund
Actual					1,000.00	1,130.00	0.90	4.82	1,000.00	1,130.20	0.65	3.48
Hypothetical (5% return before expenses)					1,000.00	1,020.50	0.90	4.57	1,000.00	1,021.75	0.65	3.30
Large-Cap Value Fund
Actual	$1,000.00	$1,113.10	1.00%	$5.30	1,000.00	1,113.10	1.00	5.36	1,000.00	1,115.20	0.75	3.98
Hypothetical (5% return before expenses)	1,000.00	1,020.00	1.00	5.08	1,000.00	1,020.00	1.00	5.08	1,000.00	1,021.25	0.75	3.81
Large-Cap Growth Fund
Actual	1,000.00	1,109.20	1.00	5.29	1,000.00	1,109.20	1.00	5.50	1,000.00	1,109.80	0.75	3.97
Hypothetical (5% return before expenses)	1,000.00	1,020.00	1.00	5.08	1,000.00	1,020.00	1.00	5.08	1,000.00	1,021.25	0.75	3.81
Mid-Cap Value Fund
Actual	1,000.00	1,173.60	1.24	6.77	1,000.00	1,173.60	1.24	6.77	1,000.00	1,175.60	0.99	5.40
Hypothetical (5% return before expenses)	1,000.00	1,018.80	1.24	6.29	1,000.00	1,018.80	1.24	6.29	1,000.00	1,020.05	0.99	5.03

Expense Example (Unaudited) (continued)

	Investor				Advisor				Institutional
Fund	Beginning account value 3/1/16	Ending account value 8/31/16	Annualized Expense Ratio(1)	Expenses paid during period 3/1/16- 8/31/16(1)	Beginning account value 3/1/16	Ending account value 8/31/16	Annualized Expense Ratio(1)	Expenses paid during period 3/1/16- 8/31/16(1)	Beginning account value 3/1/16	Ending account value 8/31/16	Annualized Expense Ratio(1)	Expenses paid during period 3/1/16- 8/31/16
Mid-Cap Growth Fund
Actual	$1,000.00	$1,145.90	1.24%	$6.70	$1,000.00	$1,145.90	1.24%	$6.70	$1,000.00	$1,146.40	0.99%	$5.35
Hypothetical (5% return before expenses)	1,000.00	1,018.80	1.24	6.29	1,000.00	1,018.80	1.24	6.29	1,000.00	1,020.05	0.99	5.03
Small-Cap Value Fund
Actual					1,000.00	1,180.50	1.24	6.81	1,000.00	1,181.10	0.99	5.44
Hypothetical (5% return before expenses)					1,000.00	1,018.80	1.24	6.29	1,000.00	1,020.05	0.99	5.03
Small-Cap Core Fund
Actual					1,000.00	1,151.20	1.15	6.23	1,000.00	1,153.60	0.90	4.88
Hypothetical (5% return before expenses)					1,000.00	1,019.25	1.15	5.84	1,000.00	1,020.50	0.90	4.57
Small-Cap Growth Fund
Actual	1,000.00	1,196.00	1.44	7.98					1,000.00	1,198.30	1.19	6.60
Hypothetical (5% return before expenses)	1,000.00	1,017.80	1.44	7.30					1,000.00	1,019.05	1.19	6.04
Global Low Volatility Equity Fund
Actual					1,000.00	1,122.90	1.10	5.85	1,000.00	1,124.40	0.85	4.54
Hypothetical (5% return before expenses)					1,000.00	1,019.50	1.10	5.58	1,000.00	1,020.75	0.85	4.32
Disciplined International Equity Fund
Actual					1,000.00	1,062.20	1.15	5.98	1,000.00	1,064.40	0.90	4.69
Hypothetical (5% return before expenses)					1,000.00	1,019.25	1.15	5.84	1,000.00	1,020.50	0.90	4.57
Pyrford International Stock Fund
Actual	1,000.00	1,104.30	1.24	6.55	1,000.00	1,104.30	1.24	6.22	1,000.00	1,104.90	0.99	5.24
Hypothetical (5% return before expenses)	1,000.00	1,018.80	1.24	6.29	1,000.00	1,018.80	1.24	6.29	1,000.00	1,020.05	0.99	5.03
LGM Emerging Markets Equity Fund
Actual					1,000.00	1,212.40	1.40	7.80	1,000.00	1,213.80	1.15	6.40
Hypothetical (5% return before expenses)					1,000.00	1,018.00	1.40	7.10	1,000.00	1,019.25	1.15	5.84
TCH Emerging Markets Bond Fund
Actual					1,000.00	1,139.00	1.00	5.37	1,000.00	1,138.90	0.85	4.57
Hypothetical (5% return before expenses)					1,000.00	1,020.00	1.00	5.08	1,000.00	1,020.75	0.85	4.32
Alternative Strategies Fund
Actual					1,000.00	1,038.30	3.05	15.62	1,000.00	1,039.20	2.81	14.40
Hypothetical (5% return before expenses)					1,000.00	1,009.75	3.05	15.41	1,000.00	1,010.95	2.81	14.20
Global Long/Short Equity Fund
Actual					1,000.00	1,062.70	2.40	12.45	1,000.00	1,063.60	2.18	11.32
Hypothetical (5% return before expenses)					1,000.00	1,013.00	2.40	12.14	1,000.00	1,014.10	2.18	11.04
Ultra Short Tax-Free Fund
Actual	1,000.00	1,002.50	0.55	2.77	1,000.00	1,002.40	0.55	2.79	1,000.00	1,003.70	0.30	1.51
Hypothetical (5% return before expenses)	1,000.00	1,022.25	0.55	2.80	1,000.00	1,022.25	0.55	2.80	1,000.00	1,023.50	0.30	1.53
Short Tax-Free Fund
Actual	1,000.00	1,006.00	0.55	2.77	1,000.00	1,006.00	0.55	2.77	1,000.00	1,007.70	0.40	2.02
Hypothetical (5% return before expenses)	1,000.00	1,022.25	0.55	2.80	1,000.00	1,022.25	0.55	2.80	1,000.00	1,023.00	0.40	2.03
Short-Term Income Fund
Actual	1,000.00	1,013.50	0.60	3.04	1,000.00	1,013.50	0.60	3.03	1,000.00	1,014.80	0.35	1.78
Hypothetical (5% return before expenses)	1,000.00	1,022.00	0.60	3.05	1,000.00	1,022.00	0.60	3.05	1,000.00	1,023.25	0.35	1.78
Intermediate Tax-Free Fund
Actual	1,000.00	1,026.30	0.55	2.84	1,000.00	1,026.30	0.55	2.85	1,000.00	1,026.60	0.32	1.65
Hypothetical (5% return before expenses)	1,000.00	1,022.25	0.55	2.80	1,000.00	1,022.25	0.55	2.80	1,000.00	1,023.40	0.32	1.63
Mortgage Income Fund
Actual	1,000.00	1,022.60	0.80	4.07	1,000.00	1,022.60	0.80	4.07	1,000.00	1,023.90	0.55	2.80
Hypothetical (5% return before expenses)	1,000.00	1,021.00	0.80	4.06	1,000.00	1,021.00	0.80	4.06	1,000.00	1,022.25	0.55	2.80

Expense Example (Unaudited) (continued)

	Investor						Advisor				Institutional/Premier
Fund	Beginning account value 3/1/16	Ending account value 8/31/16	Annualized Expense Ratio(1)		Expenses paid during period 3/1/16- 8/31/16(1)		Beginning account value 3/1/16	Ending account value 8/31/16	Annualized Expense Ratio(1)	Expenses paid during period 3/1/16- 8/31/16(1)	Beginning account value 3/1/16	Ending account value 8/31/16	Annualized Expense Ratio(1)		Expenses paid during period 3/1/16- 8/31/16
TCH Intermediate Income Fund
Actual							$1,000.00	$1,075.70	0.80%	$4.17	$1,000.00	$1,077.20	0.55%		$2.87
Hypothetical (5% return before expenses)							1,000.00	1,021.00	0.80	4.06	1,000.00	1,022.25	0.55		2.80
TCH Corporate Income Fund
Actual	$1,000.00	$1,145.80	0.59%		$3.17		1,000.00	1,145.80	0.59	3.17	1,000.00	1,146.60	0.49		2.63
Hypothetical (5% return before expenses)	1,000.00	1,022.05	0.59		3.00		1,000.00	1,022.05	0.59	3.00	1,000.00	1,022.55	0.49		2.49
TCH Core Plus Bond Fund
Actual	1,000.00	1,082.40	0.59		3.08		1,000.00	1,082.40	0.59	3.08	1,000.00	1,083.70	0.34		1.78
Hypothetical (5% return before expenses)	1,000.00	1,022.05	0.59		3.00		1,000.00	1,022.05	0.59	3.00	1,000.00	1,023.30	0.34		1.73
Monegy High Yield Bond Fund
Actual							1,000.00	1,096.30	0.90	4.72	1,000.00	1,097.50	0.65		3.41
Hypothetical (5% return before expenses)							1,000.00	1,020.50	0.90	4.57	1,000.00	1,021.75	0.65		3.30
Government Money Market Fund
Actual	1,000.00	1,000.10	0.36		1.81						1,000.00	1,000.90	0.20		0.99
Hypothetical (5% return before expenses)	1,000.00	1,023.20	0.36		1.83						1,000.00	1,024.00	0.20		1.02
Tax-Free Money Market Fund
Actual	1,000.00	1,000.30	0.41		2.07						1,000.00	1,001.40	0.20		0.99
Hypothetical (5% return before expenses)	1,000.00	1,022.95	0.41		2.08						1,000.00	1,024.00	0.20		1.02
Prime Money Market Fund
Actual	1,000.00	1,000.20	0.44		2.23						1,000.00	1,001.50	0.20		1.01
Hypothetical (5% return before expenses)	1,000.00	1,022.80	0.44		2.24						1,000.00	1,024.00	0.20		1.02
Institutional Prime Money Market Fund
Actual	1,000.00	1,000.30	0.45	(2)	1.07	(2)					1,000.00	1,000.90	0.20	(2)	0.48	(2)
Hypothetical (5% return before expenses)	1,000.00	1,022.75	0.45	(3)	2.29	(3)					1,000.00	1,024.00	0.20	(3)	1.02	(3)

	Retirement Class R-3						Retirement Class R-6
Fund	Beginning account value 3/1/16	Ending account value 8/31/16	Annualized Expense Ratio(1)		Expenses paid during period 3/1/16- 8/31/16(1)		Beginning account value 3/1/16	Ending account value 8/31/16	Annualized Expense Ratio(1)	Expenses paid during period 3/1/16- 8/31/16(1)
Large-Cap Value Fund
Actual							$1,000.00	$1,116.00	0.60%	$3.14
Hypothetical (5% return before expenses)							1,000.00	1,022.00	0.60	3.05
Large-Cap Growth Fund
Actual							1,000.00	1,111.20	0.60	3.13
Hypothetical (5% return before expenses)							1,000.00	1,022.00	0.60	3.05
Mid-Cap Value Fund
Actual	$1,000.00	$1,172.80	1.49%		$8.12		1,000.00	1,176.10	0.84	4.59
Hypothetical (5% return before expenses)	1,000.00	1,017.55	1.49		7.56		1,000.00	1,020.80	0.84	4.27
Mid-Cap Growth Fund
Actual	1,000.00	1,143.70	1.49		8.04		1,000.00	1,147.20	0.84	4.54
Hypothetical (5% return before expenses)	1,000.00	1,017.55	1.49		7.56		1,000.00	1,020.80	0.84	4.27
Small-Cap Value Fund
Actual	1,000.00	1,178.40	1.49		8.17		1,000.00	1,182.40	0.84	4.62
Hypothetical (5% return before expenses)	1,000.00	1,017.55	1.49		7.56		1,000.00	1,020.80	0.84	4.27

Expense Example (Unaudited) (continued)

	Retirement Class R-3				Retirement Class R-6
Fund	Beginning account value 3/1/16	Ending account value 8/31/16	Annualized Expense Ratio(1)	Expenses paid during period 3/1/16- 8/31/16(1)	Beginning account value 3/1/16	Ending account value 8/31/16	Annualized Expense Ratio(1)	Expenses paid during period 3/1/16- 8/31/16(1)
Pyrford International Stock Fund
Actual	$1,000.00	$1,102.30	1.49%	$7.88	$1,000.00	$1,105.80	0.84%	$4.44
Hypothetical (5% return before expenses)	1,000.00	1,017.55	1.49	7.56	1,000.00	1,020.80	0.84	4.27

(1)	Expenses are equal to the Funds’ annualized expense ratios for the period March 1, 2016 through August 31, 2016, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
(2)	Expenses are equal to the Fund’s annualized expense ratio for the period June 3, 2016 (inception date) through August 31, 2016, multiplied by the average account value over the period, multiplied by 87/366 (to reflect the one-half year period).
(3)	Expenses are equal to the Fund’s annualized expense ratios for the period June 3, 2016 (inception date) through August 31, 2016, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

August 31, 2016

Schedules of Investments	BMO Funds

Low Volatility Equity Fund

Description	Shares	Value
Common Stocks — 98.2%

Consumer Discretionary — 14.7%

Apparel Retail — 0.5%
Foot Locker, Inc. (1)	10,986	$721,121

Apparel, Accessories & Luxury Goods — 1.8%
Carter’s, Inc.	28,635	2,728,629

Automotive Retail — 1.9%
AutoZone, Inc. (1)(2)	3,914	2,903,405

Cable & Satellite — 1.1%
Comcast Corp., Class A	24,677	1,610,421

Department Stores — 0.7%
Kohl’s Corp.	24,255	1,076,437

General Merchandise Stores — 0.5%
Target Corp. (1)	11,579	812,730

Movies & Entertainment — 0.4%
Time Warner, Inc.	6,781	531,698

Publishing — 3.0%
John Wiley & Sons, Inc., Class A (1)	29,662	1,724,252
Morningstar, Inc.	34,236	2,843,985

		4,568,237

Restaurants — 3.9%
Brinker International, Inc.	16,849	904,960
Dunkin’ Brands Group, Inc. (1)	38,916	1,904,938
Panera Bread Co., Class A (1)(2)	13,766	2,989,287

		5,799,185

Specialty Stores — 0.9%
Sally Beauty Holdings, Inc. (1)(2)	50,062	1,362,688

Total Consumer Discretionary		22,114,551

Consumer Staples — 16.9%

Agricultural Products — 1.2%
Bunge, Ltd.	29,021	1,854,442

Drug Retail — 0.3%
CVS Health Corp.	4,112	384,061

Food Distributors — 1.9%
Sysco Corp. (1)	56,423	2,926,097

Food Retail — 1.0%
Kroger Co. (1)	48,206	1,542,110

Household Products — 1.7%
Clorox Co. (1)	8,604	1,127,468
Procter & Gamble Co.	4,165	363,646
Spectrum Brands Holdings, Inc. (1)	7,452	1,000,059

		2,491,173

Hypermarkets & Super Centers — 3.2%
Costco Wholesale Corp. (1)	11,056	1,792,067
Wal-Mart Stores, Inc. (1)	42,912	3,065,633

		4,857,700

Packaged Foods & Meats — 4.6%
General Mills, Inc. (1)	38,520	2,727,986
Kellogg Co.	7,916	650,774
Pinnacle Foods, Inc.	30,251	1,532,213
Tyson Foods, Inc., Class A	25,566	1,932,023

		6,842,996

Soft Drinks — 3.0%
Dr. Pepper Snapple Group, Inc. (1)	18,221	1,707,308
PepsiCo, Inc.	26,932	2,874,991

		4,582,299

Total Consumer Staples		25,480,878

Description	Shares	Value
Common Stocks (continued)

Energy — 0.2%

Oil & Gas-Equipment & Services — 0.2%
Frank’s International (1)	31,416	$360,970

Financials — 18.4%

Consumer Finance — 3.1%
American Express Co. (1)	44,500	2,918,310
Synchrony Financial	60,839	1,693,149

		4,611,459

Diversified Banks — 1.1%
Wells Fargo & Co.	32,235	1,637,538

Life & Health Insurance — 1.1%
Aflac, Inc. (1)	21,934	1,627,064

Property & Casualty Insurance — 7.0%
Allied World Assurance Co. Holdings AG	63,159	2,561,729
Allstate Corp.	13,840	954,407
Aspen Insurance Holdings, Ltd.	40,051	1,840,744
Axis Capital Holdings, Ltd. (1)	52,444	2,982,490
Travelers Cos., Inc.	18,717	2,221,895

		10,561,265

Reinsurance — 4.1%
Everest Re Group, Ltd.	16,447	3,180,521
Validus Holdings, Ltd. (1)	59,517	3,022,868

		6,203,389

Specialized Finance — 2.0%
CBOE Holdings, Inc.	44,530	3,058,766

Total Financials		27,699,481

Healthcare — 15.2%

Healthcare Distributors — 1.9%
AmerisourceBergen Corp.	32,771	2,850,094

Healthcare Equipment — 4.6%
C.R. Bard, Inc.	5,449	1,203,357
Hill-Rom Holdings, Inc. (1)	7,843	465,168
ResMed, Inc. (1)	50,254	3,351,439
Varian Medical Systems, Inc. (1)(2)	19,020	1,828,393

		6,848,357

Healthcare Services — 2.6%
DaVita HealthCare Partners, Inc. (2)	26,577	1,717,672
Express Scripts Holding Co. (1)(2)	30,682	2,230,581

		3,948,253

Managed Healthcare — 0.7%
Anthem, Inc. (1)	8,389	1,049,296

Pharmaceuticals — 5.4%
Johnson & Johnson	28,019	3,343,788
Merck & Co., Inc.	30,260	1,900,025
Pfizer, Inc.	84,873	2,953,580

		8,197,393

Total Healthcare		22,893,393

Industrials — 2.4%

Aerospace & Defense — 0.4%
Lockheed Martin Corp.	2,325	564,905

Air Freight & Logistics — 0.4%
United Parcel Service, Inc., Class B (1)	4,877	532,666

Environmental & Facilities Services — 1.1%
Waste Management, Inc.	25,417	1,625,163

Heavy Electrical Equipment — 0.2%
Babcock & Wilcox Enterprises, Inc. (2)	22,818	373,075

(See Notes which are an integral part of the Financial Statements)

August 31, 2016

Schedules of Investments

Low Volatility Equity Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Industrials (continued)

Trucking — 0.3%
Landstar System, Inc. (1)	7,649	$529,540

Total Industrials		3,625,349

Information Technology — 7.2%

Communications Equipment — 1.8%
Cisco Systems, Inc.	87,073	2,737,575

Consulting & Other Services — 1.5%
Amdocs, Ltd. (1)	36,951	2,221,494

Data Processing & Outsourced Services — 0.9%
Genpact, Ltd. (1)(2)	55,109	1,303,879

Electronic Components — 0.8%
Dolby Laboratories, Inc., Class A (1)	24,119	1,180,384

Internet Software & Services — 0.5%
eBay, Inc. (1)(2)	22,890	736,142

Technology Hardware, Storage & Peripherals — 1.7%
Apple, Inc.	6,942	736,546
NetApp, Inc. (1)	53,458	1,849,113

		2,585,659

Total Information Technology		10,765,133

Materials — 1.7%

Fertilizers & Agricultural Chemicals — 0.4%
Scotts Miracle-Gro Co., Class A (1)	7,322	606,262

Metal & Glass Containers — 0.3%
Silgan Holdings, Inc.	7,803	375,480

Paper Packaging — 1.0%
Avery Dennison Corp.	19,555	1,514,339

Total Materials		2,496,081

Real Estate — 3.6%

Office REIT’s — 3.6%
Corporate Office Properties Trust	35,818	1,021,529
Equity Commonwealth, REIT (2)	77,798	2,434,300
Piedmont Office Realty Trust, Inc., Class A (1)	88,810	1,919,184

Total Real Estate		5,375,013

Telecommunication Services — 4.2%

Integrated Telecommunication Services — 4.2%
AT&T, Inc. (1)	78,740	3,218,891
Verizon Communications, Inc. (1)	58,855	3,079,882

Total Telecommunication Services		6,298,773

Utilities — 13.7%

Electric Utilities — 8.0%
American Electric Power Co., Inc.	38,263	2,470,642
Duke Energy Corp. (1)	4,371	348,194
Edison International (1)	38,956	2,832,880
Entergy Corp. (1)	36,744	2,873,381
Exelon Corp. (1)	32,049	1,089,666
Great Plains Energy, Inc.	53,014	1,439,860
Xcel Energy, Inc. (1)	23,118	956,160

		12,010,783

Multi-Utilities — 3.9%
Ameren Corp.	13,058	645,327
Consolidated Edison, Inc. (1)	28,525	2,146,506
PG&E Corp. (1)	49,748	3,081,391

		5,873,224

Description	Shares	Value
Common Stocks (continued)

Utilities (continued)

Water Utilities — 1.8%
American Water Works Co., Inc.	36,920	$2,731,711

Total Utilities		20,615,718

Total Common Stocks (identified cost $133,208,053)		147,725,340

Short-Term Investments — 43.1%

Collateral Pool Investments for Securities on Loan — 40.6%

Collateral pool allocation (3)		61,128,259

Mutual Funds — 2.5%
BMO Institutional Prime Money Market Fund — Premier Class, 0.430% (4)	3,827,898	3,827,898

Total Short-Term Investments (identified cost $64,956,157)		64,956,157

Total Investments — 141.3% (identified cost $198,164,210)		212,681,497
Other Assets and Liabilities — (41.3)%		(62,204,296)

Total Net Assets — 100.0%		$150,477,201

Dividend Income Fund

Description	Shares	Value
Common Stocks — 97.7%

Consumer Discretionary — 9.6%

Advertising — 0.6%
Omnicom Group, Inc. (1)	8,626	$742,957

Automobile Manufacturers — 2.5%
Ford Motor Co. (1)	97,058	1,222,931
General Motors Co.	54,570	1,741,874

		2,964,805

Cable & Satellite — 1.4%
Comcast Corp., Class A (1)	24,407	1,592,801

Department Stores — 1.9%
Kohl’s Corp.	28,075	1,245,968
Nordstrom, Inc. (1)	19,186	968,126

		2,214,094

Home Improvement Retail — 0.7%
Home Depot, Inc.	6,337	849,919

Hotels, Resorts & Cruise Lines — 1.6%
Carnival Corp. (1)	18,669	892,378
Wyndham Worldwide Corp. (1)	14,061	995,378

		1,887,756

Restaurants — 0.9%
Darden Restaurants, Inc. (1)	17,181	1,059,037

Total Consumer Discretionary		11,311,369

Consumer Staples — 6.7%

Hypermarkets & Super Centers — 1.6%
Wal-Mart Stores, Inc. (1)	25,462	1,819,005

Packaged Foods & Meats — 0.5%
General Mills, Inc. (1)	8,441	597,791

Soft Drinks — 2.1%
Dr. Pepper Snapple Group, Inc. (1)	6,443	603,709
PepsiCo, Inc.	17,105	1,825,959

		2,429,668

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Dividend Income Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Consumer Staples (continued)

Tobacco — 2.5%
Altria Group, Inc. (1)	35,858	$2,369,855
Philip Morris International, Inc. (1)	5,863	585,890

		2,955,745

Total Consumer Staples		7,802,209

Energy — 6.6%

Integrated Oil & Gas — 4.3%
Chevron Corp. (1)	27,232	2,738,995
Exxon Mobil Corp. (1)	9,229	804,215
Occidental Petroleum Corp.	19,584	1,505,030

		5,048,240

Oil & Gas-Drilling — 0.7%
Helmerich & Payne, Inc. (1)	14,292	864,095

Oil & Gas-Refining & Marketing — 1.6%
Valero Energy Corp. (1)	33,615	1,860,590

Total Energy		7,772,925

Financials — 14.7%

Asset Management & Custody Banks — 1.9%
Ameriprise Financial, Inc.	21,844	2,207,991

Consumer Finance — 2.7%
Discover Financial Services (1)	27,266	1,635,960
Navient Corp.	108,422	1,559,108

		3,195,068

Diversified Banks — 4.6%
JPMorgan Chase & Co. (1)	27,115	1,830,263
Wells Fargo & Co. (1)	69,524	3,531,819

		5,362,082

Life & Health Insurance — 2.0%
Aflac, Inc. (1)	8,734	647,888
Lincoln National Corp. (1)	24,532	1,178,272
MetLife, Inc. (1)	11,947	518,500

		2,344,660

Multi-Line Insurance — 0.9%
Assurant, Inc. (1)	12,323	1,103,525

Property & Casualty Insurance — 1.6%
Progressive Corp. (1)	20,956	682,327
Travelers Cos., Inc.	9,497	1,127,389

		1,809,716

Regional Banks — 1.0%
Keycorp	94,014	1,180,816

Total Financials		17,203,858

Healthcare — 11.0%

Biotechnology — 2.9%
AbbVie, Inc. (1)	27,281	1,748,712
Amgen, Inc. (1)	9,264	1,575,436

		3,324,148

Pharmaceuticals — 8.1%
Johnson & Johnson	32,590	3,889,291
Merck & Co., Inc. (1)	35,270	2,214,603
Pfizer, Inc.	98,071	3,412,871

		9,516,765

Total Healthcare		12,840,913

Description	Shares	Value
Common Stocks (continued)

Industrials — 10.8%

Aerospace & Defense — 2.8%
Boeing Co. (1)	19,814	$2,564,922
Lockheed Martin Corp.	2,768	672,541

		3,237,463

Air Freight & Logistics — 0.5%
United Parcel Service, Inc., Class B (1)	5,574	608,792

Airlines — 0.9%
Alaska Air Group, Inc.	8,120	548,344
Delta Air Lines, Inc. (1)	15,266	561,025

		1,109,369

Electrical Components & Equipment — 1.4%
Emerson Electric Co. (1)	30,588	1,611,376

Environmental & Facilities Services — 0.7%
Waste Management, Inc.	13,132	839,660

Human Resource & Employment Services — 0.6%
Robert Half International, Inc. (1)	19,004	728,423

Industrial Machinery — 2.5%
Dover Corp.	14,742	1,068,795
Ingersoll-Rand PLC	8,482	576,691
Parker-Hannifin Corp. (1)	5,063	620,369
Stanley Black & Decker, Inc.	5,178	640,778

		2,906,633

Research & Consulting Services — 0.9%
Nielsen Holdings NV (1)	19,755	1,052,547

Trucking — 0.5%
Ryder System, Inc. (1)	8,817	577,690

Total Industrials		12,671,953

Information Technology — 15.8%

Communications Equipment — 2.9%
Cisco Systems, Inc. (1)	108,465	3,410,140

Data Processing & Outsourced Services — 1.0%
Western Union Co. (1)	56,762	1,221,518

Semiconductor Equipment — 1.4%
Applied Materials, Inc. (1)	56,313	1,680,380

Semiconductors — 5.5%
Intel Corp. (1)	96,938	3,479,105
Microchip Technology, Inc. (1)	16,866	1,044,174
QUALCOMM, Inc.	11,034	695,914
Texas Instruments, Inc. (1)	17,853	1,241,498

		6,460,691

Systems Software — 3.2%
Microsoft Corp.	64,749	3,720,478

Technology Hardware, Storage & Peripherals — 1.8%
Apple, Inc. (1)	19,254	2,042,849

Total Information Technology		18,536,056

Materials — 5.8%

Commodity Chemicals — 1.5%
LyondellBasell Industries NV, Class A (1)	22,849	1,802,557

Diversified Chemicals — 1.4%
Dow Chemical Co. (1)	30,722	1,647,928

Paper Packaging — 1.7%
Avery Dennison Corp.	24,806	1,920,977

Steel — 1.2%
Nucor Corp. (1)	29,651	1,438,370

Total Materials		6,809,832

(See Notes which are an integral part of the Financial Statements)

August 31, 2016

Schedules of Investments

Dividend Income Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Real Estate — 4.9%

Hotel & Resort REIT’s — 1.2%
Host Hotels & Resorts, Inc. (1)	82,307	$1,466,711

Office REIT’s — 0.9%
SL Green Realty Corp. (1)	9,004	1,059,951

Residential REIT’s — 0.8%
Essex Property Trust, Inc. (1)	3,898	885,236

Retail REIT’s — 1.6%
Kimco Realty Corp. (1)	61,352	1,843,627

Specialized REIT’s — 0.4%
Extra Space Storage, Inc. (1)	6,170	496,993

Total Real Estate		5,752,518

Telecommunication Services — 4.9%

Integrated Telecommunication Services — 4.9%
AT&T, Inc. (1)	41,844	1,710,583
Verizon Communications, Inc.	76,828	4,020,409

Total Telecommunication Services		5,730,992

Utilities — 6.9%

Electric Utilities — 3.0%
American Electric Power Co., Inc. (1)	19,988	1,290,625
Entergy Corp. (1)	7,449	582,512
Exelon Corp. (1)	47,720	1,622,480

		3,495,617

Multi-Utilities — 3.9%
Ameren Corp.	42,568	2,103,711
PG&E Corp. (1)	41,182	2,550,813

		4,654,524

Total Utilities		8,150,141

Total Common Stocks (identified cost $94,022,699)		114,582,766

Short-Term Investments — 49.6%

Collateral Pool Investments for Securities on Loan — 48.1%

Collateral pool allocation (3)		56,456,528

Mutual Funds — 1.5%
BMO Institutional Prime Money Market Fund — Premier Class, 0.430% (4)	1,722,615	1,722,615

Total Short-Term Investments (identified cost $58,179,143)		58,179,143

Total Investments — 147.3% (identified cost $152,201,842)		172,761,909
Other Assets and Liabilities — (47.3)%		(55,511,918)

Total Net Assets — 100.0%		$117,249,991

Large-Cap Value Fund

Description	Shares	Value
Common Stocks — 97.9%

Consumer Discretionary — 9.1%

Apparel Retail — 0.7%
Gap, Inc. (1)	79,520	$1,977,662

Description	Shares	Value
Common Stocks (continued)

Consumer Discretionary (continued)

Auto Parts & Equipment — 1.8%
Lear Corp.	48,005	$5,582,501

Automobile Manufacturers — 1.2%
Ford Motor Co. (1)	291,401	3,671,653

Cable & Satellite — 1.8%
Comcast Corp., Class A (1)	85,779	5,597,938

Department Stores — 1.3%
Nordstrom, Inc. (1)	81,466	4,110,774

Home Improvement Retail — 1.6%
Lowe’s Cos., Inc.	65,137	4,986,889

Hotels, Resorts & Cruise Lines — 0.7%
Wyndham Worldwide Corp. (1)	30,402	2,152,158

Total Consumer Discretionary		28,079,575

Consumer Staples — 9.2%

Drug Retail — 1.4%
CVS Health Corp.	43,670	4,078,778

Food Retail — 1.2%
Kroger Co. (1)	113,855	3,642,222

Hypermarkets & Super Centers — 2.0%
Wal-Mart Stores, Inc. (1)	86,826	6,202,849

Packaged Foods & Meats — 1.9%
Tyson Foods, Inc., Class A	77,777	5,877,608

Soft Drinks — 2.7%
Dr. Pepper Snapple Group, Inc. (1)	44,938	4,210,691
PepsiCo, Inc.	38,727	4,134,107

		8,344,798

Total Consumer Staples		28,146,255

Energy — 10.9%

Integrated Oil & Gas — 5.6%
Chevron Corp. (1)	24,274	2,441,479
Exxon Mobil Corp. (1)	168,762	14,705,921

		17,147,400

Oil & Gas-Drilling — 0.4%
Helmerich & Payne, Inc. (1)	22,022	1,331,450

Oil & Gas-Equipment & Services — 1.4%
FMC Technologies, Inc. (1)(2)	156,798	4,421,704

Oil & Gas-Exploration & Production — 2.2%
EOG Resources, Inc. (1)	40,610	3,593,579
QEP Resources, Inc. (1)	157,243	3,003,341

		6,596,920

Oil & Gas-Refining & Marketing — 1.3%
Valero Energy Corp. (1)	72,807	4,029,867

Total Energy		33,527,341

Financials — 19.8%

Asset Management & Custody Banks — 1.5%
Ameriprise Financial, Inc.	46,191	4,668,986

Consumer Finance — 3.6%
Ally Financial, Inc. (1)	134,041	2,686,182
Discover Financial Services (1)	106,302	6,378,120
Synchrony Financial (1)	72,274	2,011,385

		11,075,687

Diversified Banks — 5.9%
Citigroup, Inc.	127,154	6,070,332
Wells Fargo & Co. (1)	234,979	11,936,933

		18,007,265

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Large-Cap Value Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Financials (continued)

Life & Health Insurance — 3.3%
Lincoln National Corp. (1)	100,341	$4,819,378
MetLife, Inc. (1)	32,030	1,390,102
Unum Group (1)	111,357	3,965,423

		10,174,903

Multi-Line Insurance — 2.1%
American International Group, Inc. (1)	108,146	6,470,375

Property & Casualty Insurance — 1.3%
Travelers Cos., Inc.	32,721	3,884,310

Regional Banks — 1.4%
Keycorp (1)	347,855	4,369,059

Reinsurance — 0.7%
Reinsurance Group of America, Inc. (1)	21,106	2,265,096

Total Financials		60,915,681

Healthcare — 10.6%

Biotechnology — 1.4%
Amgen, Inc. (1)	24,905	4,235,344

Healthcare Equipment — 1.6%
Becton, Dickinson and Co.	17,269	3,060,240
C.R. Bard, Inc. (1)	8,716	1,924,841

		4,985,081

Healthcare Facilities — 0.6%
HCA Holdings, Inc. (1)(2)	24,733	1,868,578

Pharmaceuticals — 7.0%
Johnson & Johnson	74,915	8,940,356
Merck & Co., Inc. (1)	37,789	2,372,772
Pfizer, Inc. (1)	293,205	10,203,534

		21,516,662

Total Healthcare		32,605,665

Industrials — 11.7%

Aerospace & Defense — 3.3%
Boeing Co. (1)	36,375	4,708,744
Huntington Ingalls Industries, Inc.	20,110	3,321,569
Spirit Aerosystems Holdings, Inc., Class A (1)(2)	43,487	1,992,574

		10,022,887

Air Freight & Logistics — 0.4%
FedEx Corp.	8,262	1,362,652

Airlines — 2.1%
JetBlue Airways Corp. (1)(2)	72,848	1,161,926
Southwest Airlines Co. (1)	143,054	5,275,831

		6,437,757

Construction & Engineering — 1.5%
Jacobs Engineering Group, Inc. (1)(2)	43,416	2,287,589
Quanta Services, Inc. (1)(2)	91,928	2,365,307

		4,652,896

Construction Machinery & Heavy Trucks — 0.9%
Cummins, Inc. (1)	21,003	2,638,187

Industrial Conglomerates — 0.6%
Carlisle Cos., Inc. (1)	17,207	1,804,326

Description	Shares	Value
Common Stocks (continued)

Industrials (continued)

Industrial Machinery — 1.2%
Dover Corp.	53,128	$3,851,780

Trading Companies & Distributors — 1.7%
United Rentals, Inc. (1)(2)	63,502	5,226,850

Total Industrials		35,997,335

Information Technology — 9.7%

Communications Equipment — 3.7%
Cisco Systems, Inc. (1)	326,838	10,275,787
Juniper Networks, Inc.	48,020	1,108,301

		11,384,088

Consulting & Other Services — 0.7%
Teradata Corp. (2)	71,454	2,267,235

Data Processing & Outsourced Services — 0.5%
Alliance Data Systems Corp. (1)(2)	6,959	1,423,672

Electronic Manufacturing Services — 0.9%
Flextronics International, Ltd. (1)(2)	221,158	2,928,132

Semiconductor Equipment — 1.8%
Applied Materials, Inc.	75,903	2,264,946
Teradyne, Inc.	152,034	3,201,836

		5,466,782

Semiconductors — 1.6%
Intel Corp. (1)	135,605	4,866,863

Technology Hardware, Storage & Peripherals — 0.5%
NCR Corp. (2)	44,543	1,507,781

Total Information Technology		29,844,553

Materials — 4.8%

Commodity Chemicals — 2.0%
LyondellBasell Industries NV, Class A (1)	37,524	2,960,268
Westlake Chemical Corp.	61,990	3,212,322

		6,172,590

Metal & Glass Containers — 1.2%
Berry Plastics Group, Inc. (1)(2)	78,063	3,543,279

Paper Packaging — 1.1%
Avery Dennison Corp.	16,834	1,303,625
International Paper Co. (1)	42,524	2,061,989

		3,365,614

Steel — 0.5%
Steel Dynamics, Inc.	60,527	1,490,175

Total Materials		14,571,658

Real Estate — 3.9%

Hotel & Resort REIT’s — 0.6%
Host Hotels & Resorts, Inc. (1)	98,283	1,751,403

Office REIT’s — 2.7%
Boston Properties, Inc. (1)	41,527	5,819,178
Highwoods Properties, Inc. (1)	48,696	2,582,836

		8,402,014

Residential REIT’s — 0.6%
Essex Property Trust, Inc. (1)	7,918	1,798,178

Total Real Estate		11,951,595

Telecommunication Services — 2.0%

Integrated Telecommunication Services — 2.0%
Verizon Communications, Inc. (1)	114,836	6,009,368

(See Notes which are an integral part of the Financial Statements)

August 31, 2016

Schedules of Investments

Large-Cap Value Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Utilities — 6.2%

Electric Utilities — 3.8%
American Electric Power Co., Inc.	89,361	$5,770,040
Entergy Corp. (1)	50,181	3,924,154
Exelon Corp. (1)	59,073	2,008,482

		11,702,676

Multi-Utilities — 2.4%
Ameren Corp.	29,175	1,441,828
PG&E Corp. (1)	95,520	5,916,509

		7,358,337

Total Utilities		19,061,013

Total Common Stocks (identified cost $262,969,979)		300,710,039

Short-Term Investments — 47.9%

Collateral Pool Investments for Securities on Loan — 46.2%

Collateral pool allocation (3)		141,928,978

Mutual Funds — 1.7%
BMO Institutional Prime Money Market Fund — Premier Class, 0.430% (4)	5,318,313	5,318,313

Total Short-Term Investments (identified cost $147,247,291)		147,247,291

Total Investments — 145.8% (identified cost $410,217,270)		447,957,330
Other Assets and Liabilities — (45.8)%		(140,779,833)

Total Net Assets — 100.0%		$307,177,497

Large-Cap Growth Fund

Description	Shares	Value
Common Stocks — 97.9%

Consumer Discretionary — 17.9%

Advertising — 0.8%
Omnicom Group, Inc. (1)	22,672	$1,952,739

Apparel, Accessories & Luxury Goods — 0.8%
Michael Kors Holdings, Ltd. (1)(2)	40,383	1,976,748

Auto Parts & Equipment — 1.0%
Lear Corp.	21,905	2,547,332

Broadcasting — 0.9%
Scripps Networks Interactive, Inc., Class A	36,662	2,323,271

Cable & Satellite — 5.1%
Comcast Corp., Class A (1)	102,591	6,695,089
DISH Network Corp., Class A (1)(2)	40,687	2,043,708
Sirius XM Holdings, Inc. (1)(2)	1,095,060	4,533,548

		13,272,345

General Merchandise Stores — 0.8%
Dollar General Corp. (1)	27,953	2,052,030

Home Improvement Retail — 1.5%
Home Depot, Inc.	29,854	4,004,019

Homebuilding — 1.8%
D.R. Horton, Inc. (1)	147,064	4,714,872

Hotels, Resorts & Cruise Lines — 0.4%
Wyndham Worldwide Corp. (1)	15,412	1,091,015

Description	Shares	Value
Common Stocks (continued)

Consumer Discretionary (continued)

Internet Retail — 4.1%
Amazon.com, Inc. (2)	9,184	$7,063,965
Priceline Group, Inc. (1)(2)	2,515	3,563,076

		10,627,041

Leisure Facilities — 0.7%
Six Flags Entertainment Corp.	39,354	1,919,295

Total Consumer Discretionary		46,480,707

Consumer Staples — 8.3%

Drug Retail — 1.5%
CVS Health Corp.	43,703	4,081,860

Packaged Foods & Meats — 3.7%
Post Holdings, Inc. (1)(2)	65,576	5,559,534
Tyson Foods, Inc., Class A	53,600	4,050,552

		9,610,086

Soft Drinks — 3.1%
PepsiCo, Inc.	74,987	8,004,862

Total Consumer Staples		21,696,808

Financials — 4.8%

Consumer Finance — 0.5%
Synchrony Financial	46,332	1,289,420

Life & Health Insurance — 1.4%
Prudential Financial, Inc. (1)	44,592	3,539,713

Regional Banks — 1.5%
Signature Bank (2)	30,944	3,775,477

Reinsurance — 0.4%
Reinsurance Group of America, Inc. (1)	10,934	1,173,437

Specialized REIT’s — 1.0%
EPR Properties	34,257	2,683,008

Total Financials		12,461,055

Healthcare — 18.6%

Biotechnology — 7.3%
Amgen, Inc. (1)	47,869	8,140,602
Celgene Corp. (1)(2)	50,629	5,404,140
Gilead Sciences, Inc.	68,301	5,353,432

		18,898,174

Healthcare Equipment — 3.8%
C.R. Bard, Inc. (1)	12,719	2,808,864
Hologic, Inc. (1)(2)	114,199	4,387,525
Intuitive Surgical, Inc. (1)(2)	3,897	2,674,979

		9,871,368

Healthcare Supplies — 1.0%
Align Technology, Inc. (1)(2)	27,393	2,544,810

Life Sciences Tools & Services — 0.9%
Waters Corp. (1)(2)	15,608	2,455,295

Managed Healthcare — 3.2%
Molina Healthcare, Inc. (1)(2)	62,854	3,382,174
UnitedHealth Group, Inc.	21,904	2,980,039
WellCare Health Plans, Inc. (1)(2)	18,075	2,037,052

		8,399,265

Pharmaceuticals — 2.4%
Johnson & Johnson	39,303	4,690,420
Mallinckrodt PLC (1)(2)	18,876	1,407,017

		6,097,437

Total Healthcare		48,266,349

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Large-Cap Growth Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Industrials — 9.0%

Aerospace & Defense — 2.9%
Curtiss-Wright Corp. (1)	30,199	$2,714,890
Huntington Ingalls Industries, Inc.	28,530	4,712,300

		7,427,190

Airlines — 1.1%
JetBlue Airways Corp. (1)(2)	172,665	2,754,006

Building Products — 0.7%
Masco Corp. (1)	48,687	1,727,415

Construction & Engineering — 0.5%
Valmont Industries, Inc. (1)	9,768	1,274,431

Construction Machinery & Heavy Trucks — 1.0%
Allison Transmission Holdings, Inc. (1)	98,146	2,722,570

Electrical Components & Equipment — 2.3%
Acuity Brands, Inc. (1)	22,049	6,066,121

Industrial Conglomerates — 0.5%
Carlisle Cos., Inc. (1)	13,735	1,440,252

Total Industrials		23,411,985

Information Technology — 32.2%

Application Software — 3.1%
Cadence Design Systems, Inc. (1)(2)	191,458	4,870,692
Synopsys, Inc. (1)(2)	51,960	3,080,708

		7,951,400

Communications Equipment — 2.9%
Cisco Systems, Inc.	140,751	4,425,211
F5 Networks, Inc. (1)(2)	17,112	2,100,156
Palo Alto Networks, Inc. (1)(2)	8,619	1,147,792

		7,673,159

Consulting & Other Services — 0.4%
Cognizant Technology Solutions Corp., Class A (1)(2)	17,529	1,006,866

Data Processing & Outsourced Services — 3.0%
Global Payments, Inc.	22,594	1,716,014
Visa, Inc., Class A (1)	54,543	4,412,529
WEX, Inc. (1)(2)	15,998	1,588,761

		7,717,304

Internet Software & Services — 8.9%
Alphabet, Inc., Class A (1)(2)	4,547	3,591,448
Alphabet, Inc., Class C (2)	11,514	8,831,814
Facebook, Inc., Class A (2)	53,413	6,736,447
VeriSign, Inc. (1)(2)	54,724	4,074,202

		23,233,911

Semiconductor Equipment — 1.6%
Applied Materials, Inc.	107,219	3,199,415
Lam Research Corp. (1)	9,374	874,782

		4,074,197

Semiconductors — 4.0%
Microchip Technology, Inc. (1)	78,283	4,846,501
NVIDIA Corp. (1)	91,903	5,637,330

		10,483,831

Systems Software — 4.8%
Microsoft Corp.	137,616	7,907,415
Oracle Corp. (1)	88,308	3,640,056
Red Hat, Inc. (1)(2)	12,148	886,561

		12,434,032

Description	Shares	Value
Common Stocks (continued)

Information Technology (continued)

Technology Hardware, Storage & Peripherals — 3.5%
Apple, Inc.	85,300	$9,050,330

Total Information Technology		83,625,030

Materials — 1.1%

Steel — 1.1%
Steel Dynamics, Inc. (1)	116,506	2,868,378

Real Estate — 2.6%

Healthcare REIT’s — 1.4%
Omega Healthcare Investors, Inc., REIT (1)	102,296	3,703,115

Retail REIT’s — 1.2%
Realty Income Corp.	45,198	2,970,865

Total Real Estate		6,673,980

Telecommunication Services — 3.4%

Integrated Telecommunication Services — 3.4%
AT&T, Inc. (1)	107,310	4,386,833
Verizon Communications, Inc. (1)	84,588	4,426,489

Total Telecommunication Services		8,813,322

Total Common Stocks (identified cost $207,348,785)		254,297,614

Short-Term Investments — 47.3%

Collateral Pool Investments for Securities on Loan — 45.3%
Collateral pool allocation (3)		117,667,783

Mutual Funds — 2.0%
BMO Institutional Prime Money Market Fund — Premier Class, 0.430% (4)	5,069,310	5,069,310

Total Short-Term Investments (identified cost $122,737,093)		122,737,093

Total Investments — 145.2% (identified cost $330,085,878)		377,034,707
Other Assets and Liabilities — (45.2)%		(117,426,945)

Total Net Assets — 100.0%		$259,607,762

Mid-Cap Value Fund

Description	Shares	Value
Common Stocks — 97.6%

Consumer Discretionary — 9.8%

Advertising — 1.2%
The Interpublic Group of Cos., Inc.	121,900	$2,820,766

Apparel, Accessories & Luxury Goods — 3.0%
Michael Kors Holdings, Ltd. (1)(2)	67,460	3,302,167
Ralph Lauren Corp. (1)	34,438	3,568,465

		6,870,632

Auto Parts & Equipment — 1.2%
Visteon Corp. (1)	40,930	2,893,751

Automotive Retail — 1.5%
Advance Auto Parts, Inc. (1)	22,450	3,533,181

Homebuilding — 1.4%
TRI Pointe Group, Inc. (1)(2)	232,560	3,153,514

(See Notes which are an integral part of the Financial Statements)

August 31, 2016

Schedules of Investments

Mid-Cap Value Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Consumer Discretionary (continued)

Internet & Direct Marketing Retail — 1.5%
Liberty Interactive Corp QVC Group (1)(2)	162,230	$3,427,920

Total Consumer Discretionary		22,699,764

Consumer Staples — 2.8%

Agricultural Products — 0.9%
Darling Ingredients, Inc. (2)	150,740	2,122,419

Brewers — 1.4%
Molson Coors Brewing Co., Class B	30,450	3,115,644

Personal Products — 0.5%
Edgewell Personal Care Co. (2)	14,650	1,172,147

Total Consumer Staples		6,410,210

Energy — 9.7%

Oil & Gas-Equipment & Services — 2.6%
Baker Hughes, Inc. (1)	78,920	3,877,340
Weatherford International PLC (1)(2)	395,920	2,165,682

		6,043,022

Oil & Gas-Exploration & Production — 7.1%
Cimarex Energy Co. (1)	23,320	3,082,438
EQT Corp. (1)	56,750	4,057,625
Marathon Oil Corp. (1)	207,800	3,121,156
Newfield Exploration Co. (2)	54,350	2,356,616
Noble Energy, Inc. (1)	112,500	3,879,000

		16,496,835

Total Energy		22,539,857

Financials — 21.6%

Asset Management & Custody Banks — 3.2%
Ameriprise Financial, Inc.	40,100	4,053,308
Invesco, Ltd. (1)	107,420	3,350,430

		7,403,738

Consumer Finance — 5.2%
Ally Financial, Inc. (1)	215,370	4,316,015
Discover Financial Services	68,430	4,105,800
Synchrony Financial	132,250	3,680,517

		12,102,332

Life & Health Insurance — 2.0%
Lincoln National Corp.	93,920	4,510,977

Property & Casualty Insurance — 1.3%
Axis Capital Holdings, Ltd. (1)	52,640	2,993,637

Regional Banks — 6.5%
East West Bancorp, Inc.	117,880	4,378,063
Fifth Third Bancorp (1)	179,570	3,620,131
Huntington Bancshares, Inc.	340,640	3,409,807
Regions Financial Corp.	368,330	3,672,250

		15,080,251

Reinsurance — 3.4%
Reinsurance Group of America, Inc.	40,640	4,361,485
Validus Holdings, Ltd.	70,024	3,556,519

		7,918,004

Total Financials		50,008,939

Healthcare — 4.5%

Healthcare Distributors — 2.1%
Cardinal Health, Inc.	61,290	4,882,975

Description	Shares	Value
Common Stocks (continued)

Healthcare (continued)

Healthcare Services — 1.5%
Laboratory Corporation of America Holdings (1)(2)	25,340	$3,469,806

Managed Healthcare — 0.9%
Cigna Corp.	16,350	2,097,051

Total Healthcare		10,449,832

Industrials — 13.6%

Aerospace & Defense — 3.0%
Spirit Aerosystems Holdings, Inc., Class A (1)(2)	74,980	3,435,584
Textron, Inc.	82,820	3,383,197

		6,818,781

Agricultural & Farm Machinery — 1.3%
AGCO Corp. (1)	60,680	2,945,407

Airlines — 1.2%
United Continental Holdings, Inc. (2)	56,230	2,834,554

Construction & Engineering — 3.0%
Fluor Corp.	64,100	3,326,790
Jacobs Engineering Group, Inc. (1)(2)	67,830	3,573,963

		6,900,753

Electrical Components & Equipment — 1.6%
Regal Beloit Corp.	60,250	3,695,133

Human Resource & Employment Services — 1.1%
ManpowerGroup, Inc. (1)	34,520	2,466,799

Industrial Machinery — 0.7%
Parker-Hannifin Corp.	14,110	1,728,898

Trading Companies & Distributors — 1.7%
WESCO International, Inc. (1)(2)	63,750	3,962,700

Total Industrials		31,353,025

Information Technology — 10.7%

Communications Equipment — 1.8%
ARRIS Group, Inc. (1)(2)	150,050	4,211,903

Consulting & Other Services — 1.6%
Teradata Corp. (1)(2)	114,870	3,644,825

Systems Software — 1.8%
Symantec Corp. (1)	173,050	4,175,697

Technology Distributors — 1.4%
Avnet, Inc.	76,000	3,167,680

Technology Hardware, Storage & Peripherals — 4.1%
NetApp, Inc. (1)	136,800	4,731,912
Seagate Technology PLC (1)	60,450	2,039,583
Western Digital Corp. (1)	58,220	2,717,127

		9,488,622

Total Information Technology		24,688,727

Materials — 6.9%

Metal & Glass Containers — 2.1%
Berry Plastics Group, Inc. (1)(2)	107,150	4,863,538

Specialty Chemicals — 3.9%
Ashland, Inc. (1)	45,170	5,288,503
WR Grace & Co.	46,390	3,624,451

		8,912,954

Steel — 0.9%
Reliance Steel & Aluminum Co.	30,570	2,203,486

Total Materials		15,979,978

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Mid-Cap Value Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Real Estate — 10.3%

Diversified REIT’s — 1.8%
Duke Realty Corp. (1)	144,160	$4,053,779

Office REIT’s — 1.7%
SL Green Realty Corp. (1)	33,740	3,971,873

Real Estate Operating Companies — 2.3%
Forest City Realty Trust, Inc., Class A	222,940	5,274,760

Residential REIT’s — 2.8%
Mid-America Apartment Communities, Inc. (1)	34,070	3,202,239
UDR, Inc. (1)	93,670	3,388,981

		6,591,220

Retail REIT’s — 1.7%
Brixmor Property Group, Inc. (1)	135,220	3,861,883

Total Real Estate		23,753,515

Utilities — 7.7%

Electric Utilities — 3.5%
Edison International (1)	58,660	4,265,755
Great Plains Energy, Inc.	137,060	3,722,550

		7,988,305

Multi-Utilities — 4.2%
DTE Energy Co.	54,370	5,050,973
Sempra Energy (1)	45,330	4,742,878

		9,793,851

Total Utilities		17,782,156

Total Common Stocks (identified cost $177,996,454)		225,666,003

Short-Term Investments — 48.9%

Collateral Pool Investments for Securities on Loan — 47.4%

Collateral pool allocation (3)		109,578,180

Mutual Funds — 1.5%
BMO Institutional Prime Money Market Fund — Premier Class, 0.430% (4)	3,580,179	3,580,179

Total Short-Term Investments (identified cost $113,158,359)		113,158,359

Total Investments — 146.5% (identified cost $291,154,813)		338,824,362
Other Assets and Liabilities — (46.5)%		(107,581,313)

Total Net Assets — 100.0%		$231,243,049

Mid-Cap Growth Fund

Description	Shares	Value
Common Stocks — 96.1%

Consumer Discretionary — 20.8%

Apparel, Accessories & Luxury Goods — 1.7%
Hanesbrands, Inc. (1)	49,895	$1,324,213
VF Corp.	13,300	825,265

		2,149,478

Auto Parts & Equipment — 1.4%
Delphi Automotive PLC (1)	10,200	720,732
Visteon Corp. (1)	15,000	1,060,500

		1,781,232

Description	Shares	Value
Common Stocks (continued)

Consumer Discretionary (continued)

Automotive Retail — 1.9%
Advance Auto Parts, Inc. (1)	4,200	$660,996
O’Reilly Automotive, Inc. (1)(2)	6,270	1,755,287

		2,416,283

Casinos & Gaming — 1.3%
MGM Resorts International (1)(2)	68,700	1,641,243

General Merchandise Stores — 2.7%
Burlington Stores, Inc. (2)	19,046	1,546,916
Dollar Tree, Inc. (1)(2)	22,900	1,893,830

		3,440,746

Homebuilding — 1.8%
TRI Pointe Group, Inc. (1)(2)	165,398	2,242,797

Hotels, Resorts & Cruise Lines — 3.1%
Hilton Worldwide Holdings, Inc.	35,200	840,224
Marriott International, Inc., Class A (1)	11,900	848,827
Norwegian Cruise Line Holdings, Ltd. (1)(2)	37,600	1,349,464
Wyndham Worldwide Corp. (1)	11,800	835,322

		3,873,837

Household Appliances — 0.9%
Whirlpool Corp. (1)	6,400	1,143,296

Housewares & Specialties — 1.2%
Newell Rubbermaid, Inc.	27,600	1,465,008

Leisure Facilities — 1.6%
Vail Resorts, Inc. (1)	12,800	2,027,904

Leisure Products — 1.5%
Brunswick Corp. (1)	40,700	1,871,793

Restaurants — 1.0%
Restaurant Brands International, Inc.	27,200	1,296,896

Specialty Stores — 0.7%
Michaels Cos., Inc. (2)	38,400	920,064

Total Consumer Discretionary		26,270,577

Consumer Staples — 3.8%

Distillers & Vintners — 0.7%
Constellation Brands, Inc., Class A (1)	5,700	935,085

Food Retail — 0.6%
Sprouts Farmers Market, Inc. (1)(2)	31,940	719,608

Household Products — 0.8%
Spectrum Brands Holdings, Inc.	7,100	952,820

Packaged Foods & Meats — 0.9%
Hain Celestial Group, Inc. (1)(2)	15,300	562,275
Hormel Foods Corp. (1)	15,700	600,682

		1,162,957

Soft Drinks — 0.8%
Monster Beverage Corp. (1)(2)	7,000	1,077,230

Total Consumer Staples		4,847,700

Energy — 2.6%

Oil & Gas-Exploration & Production — 0.8%
Kosmos Energy, Ltd. (1)(2)	157,500	978,075

Oil & Gas-Storage & Transportation — 1.8%
Golar LNG, Ltd. (1)	113,513	2,364,476

Total Energy		3,342,551

(See Notes which are an integral part of the Financial Statements)

August 31, 2016

Schedules of Investments

Mid-Cap Growth Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Financials — 2.6%

Asset Management & Custody Banks — 0.9%
Ameriprise Financial, Inc.	11,100	$1,121,988

Financial Exchanges & Data — 1.1%
Intercontinental Exchange, Inc. (1)	5,000	1,410,100

Regional Banks — 0.6%
Signature Bank (2)	6,300	768,663

Total Financials		3,300,751

Healthcare — 18.2%

Biotechnology — 2.4%
Incyte Corp. (1)(2)	10,300	835,330
Quintiles Transnational Holdings, Inc. (1)(2)	18,013	1,392,405
Vertex Pharmaceuticals, Inc. (1)(2)	8,200	774,982

		3,002,717

Healthcare Equipment — 5.7%
Boston Scientific Corp. (2)	57,200	1,362,504
Edwards Lifesciences Corp. (2)	15,100	1,738,916
NxStage Medical, Inc. (1)(2)	52,600	1,202,436
STERIS PLC	18,400	1,300,512
Zimmer Biomet Holdings, Inc. (1)	12,500	1,620,125

		7,224,493

Healthcare Facilities — 1.2%
Acadia Healthcare Co., Inc. (1)(2)	29,572	1,513,791

Healthcare Services — 3.3%
Envision Healthcare Holdings, Inc. (1)(2)	54,028	1,159,441
Laboratory Corporation of America Holdings (1)(2)	14,400	1,971,792
MEDNAX, Inc. (1)(2)	16,700	1,098,359

		4,229,592

Healthcare Technology — 1.1%
Cerner Corp. (1)(2)	21,300	1,374,702

Managed Healthcare — 1.9%
Centene Corp. (1)(2)	34,600	2,362,834

Pharmaceuticals — 2.6%
Horizon Pharma PLC (1)(2)	44,405	834,814
Jazz Pharmaceuticals PLC (2)	13,680	1,693,994
Pacira Pharmaceuticals, Inc. (1)(2)	21,100	836,193

		3,365,001

Total Healthcare		23,073,130

Industrials — 14.0%

Aerospace & Defense — 1.1%
TransDigm Group, Inc. (1)(2)	4,800	1,368,912

Building Products — 5.0%
Allegion PLC	16,500	1,175,130
Builders FirstSource, Inc. (1)(2)	181,641	2,495,747
Fortune Brands Home & Security, Inc.	24,700	1,569,932
Masco Corp.	31,400	1,114,072

		6,354,881

Construction & Engineering — 1.3%
Dycom Industries, Inc. (1)(2)	21,025	1,705,548

Construction Machinery & Heavy Trucks — 0.8%
Wabtec Corp. (1)	13,000	995,930

Description	Shares	Value
Common Stocks (continued)

Industrials (continued)

Electrical Components & Equipment — 1.4%
AMETEK, Inc. (1)	14,025	$683,719
Roper Technologies, Inc. (1)	6,400	1,136,320

		1,820,039

Environmental & Facilities Services — 1.4%
Waste Connections, Inc. (1)	22,600	1,727,318

Industrial Machinery — 1.1%
Middleby Corp. (1)(2)	10,400	1,332,760

Research & Consulting Services — 1.4%
Verisk Analytics, Inc., Class A (1)(2)	21,026	1,746,209

Trucking — 0.5%
J.B. Hunt Transport Services, Inc. (1)	8,200	650,998

Total Industrials		17,702,595

Information Technology — 26.9%

Application Software — 2.7%
Cadence Design Systems, Inc. (1)(2)	58,300	1,483,152
PTC, Inc. (2)	44,100	1,881,747

		3,364,899

Communications Equipment — 0.5%
Palo Alto Networks, Inc. (1)(2)	5,060	673,840

Consulting & Other Services — 0.6%
Leidos Holdings, Inc. (1)	20,100	814,251

Data Processing & Outsourced Services — 10.7%
Alliance Data Systems Corp. (1)(2)	4,500	920,610
Cardtronics PLC (1)(2)	34,418	1,545,713
Fidelity National Information Services, Inc.	18,798	1,491,245
Fiserv, Inc. (2)	14,200	1,463,310
FleetCor Technologies, Inc. (1)(2)	8,000	1,313,600
Global Payments, Inc. (1)	20,600	1,564,570
Sabre Corp. (1)	68,600	1,931,090
Total System Services, Inc. (1)	32,200	1,585,850
Vantiv, Inc., Class A (2)	31,400	1,687,436

		13,503,424

Electronic Components — 1.5%
Amphenol Corp., Class A (1)	29,600	1,844,376

Internet Software & Services — 1.8%
Criteo SA ADR (1)(2)	22,761	839,426
j2 Global, Inc. (1)	20,640	1,407,029

		2,246,455

Semiconductors — 3.6%
Cypress Semiconductor Corp. (1)	226,000	2,696,180
NXP Semiconductors (1)(2)	21,100	1,857,222

		4,553,402

Systems Software — 3.5%
Check Point Software Technologies, Ltd. (1)(2)	8,900	682,986
Fortinet, Inc. (2)	18,810	679,793
Red Hat, Inc. (1)(2)	26,514	1,934,992
ServiceNow, Inc. (1)(2)	15,600	1,133,652

		4,431,423

Technology Distributors — 1.1%
CDW Corp.	31,100	1,388,615

Technology Hardware, Storage & Peripherals — 0.9%
Electronics for Imaging, Inc. (1)(2)	24,900	1,172,292

Total Information Technology		33,992,977

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Mid-Cap Growth Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Materials — 1.1%

Construction Materials — 1.1%
Vulcan Materials Co.	11,900	$1,355,053

Real Estate — 3.4%

Office REIT’s — 0.7%
Boston Properties, Inc. (1)	6,100	854,793

Real Estate Services — 0.9%
CBRE Group, Inc., Class A (1)(2)	39,300	1,174,677

Specialized REIT’s — 1.8%
Equinix, Inc.	3,700	1,364,005
Extra Space Storage, Inc. (1)	10,600	853,830

		2,217,835

Total Real Estate		4,247,305

Telecommunication Services — 2.7%

Alternative Carriers — 0.9%
Level 3 Communications, Inc. (2)	23,300	1,156,379

Wireless Telecommunication Services — 1.8%
Crown Castle International Corp.	15,400	1,459,458
SBA Communications Corp., Class A (1)(2)	6,700	764,805

		2,224,263

Total Telecommunication Services		3,380,642

Total Common Stocks (identified cost $92,020,190)		121,513,281

Short-Term Investments — 50.7%

Collateral Pool Investments for Securities on Loan — 47.7%

Collateral pool allocation (3)		60,319,735

Mutual Funds — 3.0%
BMO Institutional Prime Money Market Fund — Premier Class, 0.430% (4)	3,799,114	3,799,114

Total Short-Term Investments (identified cost $64,118,849)		64,118,849

Total Investments — 146.8% (identified cost $156,139,039)		185,632,130
Other Assets and Liabilities — (46.8)%		(59,142,503)

Total Net Assets — 100.0%		$126,489,627

Small-Cap Value Fund

Description	Shares	Value
Common Stocks — 95.4%

Consumer Discretionary — 9.4%

Apparel Retail — 2.2%
DSW, Inc., Class A (1)	26,550	$635,872
Finish Line, Inc., Class A (1)	35,210	847,505

		1,483,377

Auto Parts & Equipment — 2.1%
American Axle & Manufacturing Holdings, Inc. (1)(2)	41,980	719,537
Visteon Corp. (1)	10,100	714,070

		1,433,607

Description	Shares	Value
Common Stocks (continued)

Consumer Discretionary (continued)

Homebuilding — 3.1%
Century Communities, Inc. (1)(2)	77,200	$1,520,068
TRI Pointe Group, Inc. (1)(2)	47,600	645,456

		2,165,524

Leisure Products — 1.1%
Brunswick Corp. (1)	17,150	788,729

Publishing — 0.9%
Time, Inc.	46,040	649,164

Total Consumer Discretionary		6,520,401

Consumer Staples — 2.2%

Agricultural Products — 1.0%
Darling Ingredients, Inc. (2)	46,780	658,662

Food Retail — 1.2%
SUPERVALU, Inc. (1)(2)	152,720	836,906

Total Consumer Staples		1,495,568

Energy — 3.6%

Oil & Gas-Equipment & Services — 0.9%
Oil States International, Inc. (1)(2)	20,810	645,526

Oil & Gas-Exploration & Production — 2.7%
Carrizo Oil & Gas, Inc. (1)(2)	23,500	899,815
QEP Resources, Inc. (1)	50,770	969,707

		1,869,522

Total Energy		2,515,048

Financials — 23.0%

Consumer Finance — 1.3%
Nelnet, Inc., Class A	24,910	881,814

Diversified Capital Markets — 2.4%
Encore Capital Group, Inc. (1)(2)	37,510	808,716
HFF, Inc., Class A	31,400	841,834

		1,650,550

Regional Banks — 14.9%
Ameris Bancorp (1)	28,750	1,001,075
Customers Bancorp, Inc. (1)(2)	42,100	1,125,754
First Merchants Corp.	33,560	911,154
Great Western Bancorp, Inc. (1)	43,070	1,474,717
Hope Bancorp, Inc. (1)	56,990	980,228
IBERIABANK Corp. (1)	16,930	1,164,276
TriCo Bancshares	36,600	989,664
United Community Banks, Inc.	64,400	1,351,112
Western Alliance Bancorp (2)	35,360	1,351,459

		10,349,439

Reinsurance — 4.4%
Enstar Group, Ltd. (1)(2)	4,990	831,284
Maiden Holdings, Ltd. (1)	86,040	1,188,212
State National Cos., Inc.	100,000	1,017,000

		3,036,496

Total Financials		15,918,299

Healthcare — 5.2%

Healthcare Distributors — 1.5%
PharMerica Corp. (2)	41,070	1,037,428

Healthcare Facilities — 1.4%
HealthSouth Corp. (1)	24,800	1,009,608

Healthcare Services — 1.5%
Civitas Solutions, Inc. (1)(2)	55,719	1,012,972

Pharmaceuticals — 0.8%
Impax Laboratories, Inc. (1)(2)	23,200	561,208

Total Healthcare		3,621,216

(See Notes which are an integral part of the Financial Statements)

August 31, 2016

Schedules of Investments

Small-Cap Value Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Industrials — 19.1%

Aerospace & Defense — 3.2%
Moog, Inc., Class A (1)(2)	18,760	$1,106,652
Triumph Group, Inc.	35,050	1,116,693

		2,223,345

Air Freight & Logistics — 0.9%
Park-Ohio Holdings Corp.	16,170	596,350

Construction & Engineering — 2.6%
Dycom Industries, Inc. (1)(2)	12,760	1,035,091
EMCOR Group, Inc.	13,080	748,961

		1,784,052

Electrical Components & Equipment — 1.4%
Regal Beloit Corp.	15,190	931,603

Environmental & Facilities Services — 1.4%
Tetra Tech, Inc.	27,850	983,105

Industrial Machinery — 1.2%
Altra Industrial Motion Corp. (1)	29,630	835,566

Research & Consulting Services — 1.1%
RPX Corp. (2)	75,770	793,312

Trading Companies & Distributors — 5.9%
Applied Industrial Technologies, Inc. (1)	22,190	1,054,469
MRC Global, Inc. (1)(2)	61,600	903,672
Nexeo Solutions, Inc. (1)(2)	128,000	1,145,600
WESCO International, Inc. (1)(2)	15,190	944,210

		4,047,951

Trucking — 1.4%
Swift Transportation Co., Class A (1)(2)	52,380	974,792

Total Industrials		13,170,076

Information Technology — 12.2%

Communications Equipment — 2.9%
Brocade Communications Systems, Inc.	90,380	811,613
Finisar Corp. (1)(2)	55,140	1,167,865

		1,979,478

Data Processing & Outsourced Services — 4.8%
Convergys Corp. (1)	35,200	1,050,016
EVERTEC, Inc. (1)	71,630	1,222,008
MoneyGram International, Inc. (1)(2)	142,250	1,034,157

		3,306,181

Electronic Components — 1.5%
Vishay Intertechnology, Inc. (1)	74,600	1,056,336

Technology Hardware, Storage & Peripherals — 3.0%
Datalink Corp. (1)(2)	107,630	1,048,316
Synaptics, Inc. (2)	18,700	1,065,339

		2,113,655

Total Information Technology		8,455,650

Materials — 7.0%

Metal & Glass Containers — 2.1%
Berry Plastics Group, Inc. (1)(2)	32,220	1,462,466

Paper Packaging — 1.7%
Graphic Packaging Holding Co. (1)	79,740	1,143,471

Specialty Chemicals — 2.0%
A Schulman, Inc. (1)	54,490	1,389,495

Description	Shares	Value
Common Stocks (continued)

Materials (continued)

Steel — 1.2%
Worthington Industries, Inc.	19,150	$821,535

Total Materials		4,816,967

Real Estate — 7.9%

Hotel & Resort REIT’s — 1.2%
LaSalle Hotel Properties (1)	29,750	834,785

Industrial REIT’s — 1.7%
First Industrial Realty Trust, Inc. (1)	41,690	1,199,421

Office REIT’s — 1.8%
Corporate Office Properties Trust	42,370	1,208,393

Retail REIT’s — 3.2%
Cedar Realty Trust, Inc. (1)	152,150	1,151,775
Kite Realty Group Trust	36,660	1,058,741

		2,210,516

Total Real Estate		5,453,115

Utilities — 5.8%

Electric Utilities — 4.2%
Great Plains Energy, Inc.	36,050	979,118
PNM Resources, Inc. (1)	38,470	1,222,962
Portland General Electric Co. (1)	17,030	717,133

		2,919,213

Gas Utilities — 1.6%
South Jersey Industries, Inc. (1)	36,030	1,069,370

Total Utilities		3,988,583

Total Common Stocks (identified cost $57,884,067)		65,954,923

Short-Term Investments — 51.9%

Collateral Pool Investments for Securities on Loan — 47.1%

Collateral pool allocation (3)		32,576,983

Mutual Funds — 4.8%
BMO Institutional Prime Money Market Fund — Premier Class, 0.430% (4)	3,291,960	3,291,960

Total Short-Term Investments (identified cost $35,868,943)		35,868,943

Total Investments — 147.3% (identified cost $93,753,010)		101,823,866
Other Assets and Liabilities — (47.3)%		(32,677,242)

Total Net Assets — 100.0%		$69,146,624

Small-Cap Core Fund

Description	Shares	Value
Common Stocks — 98.4%

Consumer Discretionary — 9.9%

Apparel Retail — 2.7%
American Eagle Outfitters, Inc. (1)	3,053	$56,603
Cato Corp., Class A	2,051	70,308
Children’s Place, Inc. (1)	1,297	105,576
Express, Inc. (2)	6,154	72,802

		305,289

Auto Parts & Equipment — 2.7%
American Axle & Manufacturing Holdings, Inc. (1)(2)	5,669	97,167
Cooper-Standard Holding, Inc. (2)	470	46,553

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Small-Cap Core Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Consumer Discretionary (continued)

Auto Parts & Equipment (continued)
Dana, Inc.	6,983	$100,695
Tenneco, Inc. (1)(2)	1,074	59,961

		304,376

Automotive Retail — 0.5%
Sonic Automotive, Inc., Class A (1)	3,415	58,192

Broadcasting — 0.3%
Sinclair Broadcast Group, Inc., Class A	1,208	34,404

Education Services — 0.9%
American Public Education, Inc. (2)	2,409	49,794
K12, Inc. (1)(2)	4,871	58,208

		108,002

Housewares & Specialties — 0.3%
Libbey, Inc.	2,171	38,492

Leisure Products — 0.3%
JAKKS Pacific, Inc. (1)(2)	3,557	32,760

Publishing — 0.3%
Meredith Corp.	644	34,158

Restaurants — 1.1%
BJ’s Restaurants, Inc. (1)(2)	2,065	82,022
Potbelly Corp. (1)(2)	3,335	43,221

		125,243

Tires & Rubber — 0.8%
Cooper Tire & Rubber Co.	2,608	88,646

Total Consumer Discretionary		1,129,562

Consumer Staples — 2.9%

Agricultural Products — 0.6%
Darling Ingredients, Inc. (2)	4,677	65,852

Food Distributors — 0.9%
SpartanNash Co.	3,125	100,062

Packaged Foods & Meats — 1.4%
Dean Foods Co. (1)	3,213	55,296
Sanderson Farms, Inc.	1,139	109,606

		164,902

Total Consumer Staples		330,816

Energy — 2.3%

Oil & Gas-Drilling — 0.7%
Atwood Oceanics, Inc. (1)	5,016	39,626
Patterson-UTI Energy, Inc.	2,126	41,436

		81,062

Oil & Gas-Equipment & Services — 0.5%
Hornbeck Offshore Services, Inc. (1)(2)	4,926	26,945
Matrix Service Co. (2)	1,430	26,441

		53,386

Oil & Gas-Exploration & Production — 0.5%
QEP Resources, Inc. (1)	2,855	54,531

Oil & Gas-Refining & Marketing — 0.6%
Western Refining, Inc. (1)	3,026	76,134

Total Energy		265,113

Financials — 15.8%

Asset Management & Custody Banks — 0.5%
Janus Capital Group, Inc. (1)	3,509	52,179

Description	Shares	Value
Common Stocks (continued)

Financials (continued)

Consumer Finance — 0.4%
Regional Management Corp. (2)	1,974	$42,678

Diversified Capital Markets — 0.4%
HFF, Inc., Class A	1,577	42,279

Investment Banking & Brokerage — 0.5%
Piper Jaffray Cos. (1)(2)	1,283	56,940

Multi-Line Insurance — 0.9%
Horace Mann Educators Corp.	2,808	102,632

Property & Casualty Insurance — 3.4%
Argo Group International Holdings, Ltd.	1,149	65,194
Employers Holdings, Inc. (1)	3,136	95,554
HCI Group, Inc. (1)	2,617	83,195
Heritage Insurance Holdings, Inc. (1)	2,667	36,591
Selective Insurance Group, Inc. (1)	2,639	105,296

		385,830

Regional Banks — 7.4%
1st Source Corp.	1,106	39,141
BancFirst Corp.	612	41,983
Central Pacific Financial Corp.	3,771	96,500
Fidelity Southern Corp.	2,902	52,091
First Financial Corp. (1)	867	35,443
First Interstate BancSystem, Inc., Class A	1,431	43,989
Great Southern Bancorp, Inc. (1)	495	20,835
Great Western Bancorp, Inc.	2,976	101,898
Hanmi Financial Corp.	2,880	75,542
Heartland Financial USA, Inc.	1,271	46,163
Heritage Financial Corp.	1,653	30,547
Hope Bancorp, Inc. (1)	6,378	109,702
Investors Bancorp, Inc. (1)	10,036	122,941
Preferred Bank	975	34,174

		850,949

Reinsurance — 0.7%
Maiden Holdings, Ltd. (1)	5,866	81,009

Thrifts & Mortgage Finance — 1.6%
Walker & Dunlop, Inc. (2)	3,463	91,770
Washington Federal, Inc. (1)	3,615	95,797

		187,567

Total Financials		1,802,063

Healthcare — 15.4%

Biotechnology — 2.0%
Acorda Therapeutics, Inc. (1)(2)	2,320	55,866
Emergent BioSolutions, Inc. (1)(2)	2,775	73,954
Myriad Genetics, Inc. (2)	1,886	38,399
Repligen Corp. (1)(2)	1,846	57,207

		225,426

Healthcare Distributors — 0.7%
PharMerica Corp. (1)(2)	2,966	74,921

Healthcare Equipment — 3.4%
Cynosure, Inc., Class A (1)(2)	1,348	70,217
LeMaitre Vascular, Inc.	2,447	44,976
Masimo Corp. (1)(2)	2,031	120,113
NuVasive, Inc. (1)(2)	1,505	98,532
Orthofix International NV (2)	1,143	51,561

		385,399

Healthcare Facilities — 0.8%
U.S. Physical Therapy, Inc.	1,518	95,710

Healthcare Services — 1.7%
AMN Healthcare Services, Inc. (1)(2)	2,567	93,003
BioTelemetry, Inc. (2)	4,224	78,017

(See Notes which are an integral part of the Financial Statements)

August 31, 2016

Schedules of Investments

Small-Cap Core Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Healthcare (continued)

Healthcare Services (continued)
CorVel Corp. (2)	753	$28,945

		199,965

Healthcare Supplies — 0.9%
OraSure Technologies, Inc. (2)	12,731	109,105

Life Sciences Tools & Services — 2.8%
Cambrex Corp. (1)(2)	2,091	89,558
INC Research Holdings, Inc. (1)(2)	2,438	106,370
Luminex Corp. (2)	4,100	86,387
PAREXEL International Corp. (1)(2)	643	43,743

		326,058

Managed Healthcare — 1.7%
Magellan Health, Inc. (2)	1,675	95,676
Molina Healthcare, Inc. (1)(2)	1,747	94,006

		189,682

Pharmaceuticals — 1.4%
Insys Therapeutics, Inc. (1)(2)	3,751	53,527
Prestige Brands Holdings, Inc. (2)	846	40,718
Sucampo Pharmaceuticals, Inc., Class A (2)	6,120	67,075

		161,320

Total Healthcare		1,767,586

Industrials — 16.7%

Aerospace & Defense — 0.8%
DigitalGlobe, Inc. (1)(2)	3,371	91,320

Air Freight & Logistics — 1.1%
Atlas Air Worldwide Holdings, Inc. (1)(2)	2,772	102,952
Hub Group, Inc., Class A (2)	676	27,547

		130,499

Airlines — 1.1%
Hawaiian Holdings, Inc. (1)(2)	2,583	121,349

Building Products — 0.9%
Gibraltar Industries, Inc. (1)(2)	2,647	101,010

Construction Machinery & Heavy Trucks — 1.9%
Greenbrier Cos., Inc. (1)	3,656	123,902
Wabash National Corp. (1)(2)	6,847	95,515

		219,417

Diversified Support Services — 0.9%
UniFirst Corp.	774	99,374

Electrical Components & Equipment — 0.6%
EnerSys, Inc.	951	66,931

Human Resource & Employment Services — 0.8%
TrueBlue, Inc. (2)	4,049	88,471

Industrial Machinery — 2.6%
Briggs & Stratton Corp.	3,911	74,348
Chart Industries, Inc. (1)(2)	2,191	65,993
Global Brass & Copper Holdings, Inc. (1)	3,064	86,007
Kadant, Inc. (1)	1,252	67,157

		293,505

Office Services & Supplies — 1.4%
ACCO Brands Corp. (2)	9,588	95,880
Herman Miller, Inc.	1,971	71,094

		166,974

Description	Shares	Value
Common Stocks (continued)

Industrials (continued)

Research & Consulting Services — 0.4%
RPX Corp. (2)	4,804	$50,298

Security & Alarm Services — 0.8%
Brink’s Co.	2,398	87,527

Trading Companies & Distributors — 1.7%
CAI International, Inc. (1)(2)	2,634	20,993
H&E Equipment Services, Inc. (1)	4,431	70,586
MRC Global, Inc. (1)(2)	7,435	109,071

		200,650

Trucking — 1.7%
ArcBest Corp.	4,633	84,831
Roadrunner Transportation Systems, Inc. (1)(2)	8,568	71,457
Saia, Inc. (2)	1,240	37,733

		194,021

Total Industrials		1,911,346

Information Technology — 19.5%

Application Software — 0.9%
Mentor Graphics Corp. (1)	4,110	98,681

Communications Equipment — 3.2%
Ciena Corp. (1)(2)	4,525	97,061
Ixia (1)(2)	7,314	84,330
NETGEAR, Inc. (1)(2)	1,594	90,858
Plantronics, Inc.	1,753	88,790

		361,039

Consulting & Other Services — 0.7%
Hackett Group, Inc.	2,814	46,009
Virtusa Corp. (2)	1,173	30,768

		76,777

Data Processing & Outsourced Services — 3.0%
Convergys Corp. (1)	1,280	38,182
CSG Systems International, Inc. (1)	2,193	95,878
ExlService Holdings, Inc. (2)	2,084	106,659
Travelport Worldwide, Ltd.	7,887	108,289

		349,008

Electronic Components — 1.2%
Rogers Corp. (2)	824	46,070
Vishay Intertechnology, Inc. (1)	6,254	88,556

		134,626

Electronic Equipment & Instruments — 0.5%
Itron, Inc. (1)(2)	1,341	63,872

Electronic Manufacturing Services — 2.6%
Benchmark Electronics, Inc. (1)(2)	4,302	103,764
Methode Electronics, Inc. (1)	2,664	97,636
Sanmina Corp. (2)	3,779	99,312

		300,712

Internet Software & Services — 1.2%
Blucora, Inc. (1)(2)	9,534	98,677
DHI Group, Inc. (2)	5,355	41,448

		140,125

Office Services & Supplies — 0.9%
Sykes Enterprises, Inc. (2)	3,362	98,271

Semiconductor Equipment — 1.8%
Amkor Technology, Inc. (2)	12,702	115,588
Photronics, Inc. (1)(2)	9,285	88,765

		204,353

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Small-Cap Core Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Information Technology (continued)

Semiconductors — 1.0%
Integrated Device Technology, Inc. (1)(2)	4,259	$85,563
IXYS Corp.	2,399	27,877

		113,440

Systems Software — 1.3%
Gigamon, Inc. (2)	2,314	102,279
Rubicon Project, Inc. (2)	5,167	43,919

		146,198

Technology Distributors — 1.2%
Insight Enterprises, Inc. (2)	3,591	109,885
SYNNEX Corp. (1)	285	30,258

		140,143

Total Information Technology		2,227,245

Materials — 4.5%

Aluminum — 0.3%
Kaiser Aluminum Corp. (1)	378	32,217

Commodity Chemicals — 0.8%
Koppers Holdings, Inc. (2)	2,914	95,113

Metal & Glass Containers — 0.9%
Berry Plastics Group, Inc. (1)(2)	2,231	101,265

Paper Packaging — 0.7%
AEP Industries, Inc.	741	81,954

Specialty Chemicals — 1.3%
Innospec, Inc.	1,646	97,575
OMNOVA Solutions, Inc. (2)	5,119	51,190

		148,765

Steel — 0.5%
Ryerson Holding Corp. (1)(2)	4,309	52,096

Total Materials		511,410

Real Estate — 7.1%

Diversified REIT’s — 2.0%
American Assets Trust, Inc.	2,134	94,536
Cousins Properties, Inc. (1)	9,796	107,952
First Potomac Realty Trust	2,468	24,853

		227,341

Hotel & Resort REIT’s — 1.6%
Hersha Hospitality Trust (1)	3,519	68,761
RLJ Lodging Trust (1)	4,806	112,172

		180,933

Office REIT’s — 1.9%
DuPont Fabros Technology, Inc. (1)	2,632	111,597
Mack-Cali Realty Corp. (1)	3,967	110,124

		221,721

Real Estate Services — 0.3%
Marcus & Millichap, Inc. (1)(2)	1,289	33,579

Retail REIT’s — 0.4%
Saul Centers, Inc. (1)	685	45,402

Specialized REIT’s — 0.9%
Chesapeake Lodging Trust	3,934	100,238

Total Real Estate		809,214

Description	Shares	Value
Common Stocks (continued)

Telecommunication Services — 0.7%

Alternative Carriers — 0.7%
Cogent Communications Holdings, Inc. (1)	2,331	$82,844

Utilities — 3.6%

Electric Utilities — 3.6%
El Paso Electric Co. (1)	2,409	110,067
IDACORP, Inc. (1)	1,059	80,558
PNM Resources, Inc. (1)	3,173	100,870
Portland General Electric Co. (1)	2,782	117,150

Total Utilities		408,645

Total Common Stocks (identified cost $10,126,490)		11,245,844

Short-Term Investments — 47.3%

Collateral Pool Investments for Securities on Loan — 45.7%

Collateral pool allocation (3)		5,216,559

Mutual Funds — 1.6%
BMO Institutional Prime Money Market Fund — Premier Class, 0.430% (4)	183,137	183,137

Total Short-Term Investments (identified cost $5,399,696)		5,399,696

Total Investments — 145.7% (identified cost $15,526,186)		16,645,540
Other Assets and Liabilities — (45.7)%		(5,218,058)

Total Net Assets — 100.0%		$11,427,482

Small-Cap Growth Fund

Description	Shares	Value
Common Stocks — 96.1%

Consumer Discretionary — 15.7%

Advertising — 0.4%
National CineMedia, Inc.	90,757	$1,356,817

Apparel Retail — 0.5%
Children’s Place, Inc. (1)	20,500	1,668,700

Apparel, Accessories & Luxury Goods — 0.6%
Columbia Sportswear Co. (1)	35,550	1,996,844

Automotive Retail — 1.0%
Murphy USA, Inc. (1)(2)	46,700	3,414,704

Broadcasting — 2.4%
Gray Television, Inc. (1)(2)	221,844	2,491,308
Sinclair Broadcast Group, Inc., Class A	193,800	5,519,424

		8,010,732

General Merchandise Stores — 1.2%
Burlington Stores, Inc. (2)	49,796	4,044,431

Home Furnishings — 1.7%
La-Z-Boy, Inc.	63,686	1,698,506
Tempur Sealy International, Inc. (1)(2)	51,365	4,028,043

		5,726,549

Homebuilding — 5.5%
M/I Homes, Inc. (1)(2)	199,492	4,616,245
TRI Pointe Group, Inc. (1)(2)	572,035	7,756,794
William Lyon Homes, Class A (1)(2)	356,940	6,157,215

		18,530,254

(See Notes which are an integral part of the Financial Statements)

August 31, 2016

Schedules of Investments

Small-Cap Growth Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Consumer Discretionary (continued)

Publishing — 1.4%
New Media Investment Group, Inc.	295,728	$4,725,733

Restaurants — 1.0%
Denny’s Corp. (2)	306,475	3,202,664

Total Consumer Discretionary		52,677,428

Consumer Staples — 2.4%

Food Retail — 0.5%
Sprouts Farmers Market, Inc. (1)(2)	81,120	1,827,634

Packaged Foods & Meats — 0.8%
Hain Celestial Group, Inc. (1)(2)	75,483	2,774,000

Soft Drinks — 1.1%
Coca-Cola Bottling Co. Consolidated (1)	23,773	3,573,082

Total Consumer Staples		8,174,716

Energy — 3.5%

Oil & Gas-Exploration & Production — 1.1%
Kosmos Energy, Ltd. (1)(2)	606,878	3,768,712

Oil & Gas-Storage & Transportation — 2.4%
Golar LNG, Ltd. (1)	387,014	8,061,502

Total Energy		11,830,214

Financials — 5.2%

Multi-Sector Holdings — 0.7%
PICO Holdings, Inc. (1)(2)	209,767	2,311,632

Regional Banks — 1.9%
Bank of the Ozarks, Inc.	167,200	6,550,896

Specialized Finance — 1.3%
GAIN Capital Holdings, Inc.	671,829	4,319,861

Thrifts & Mortgage Finance — 1.3%
LendingTree, Inc. (1)(2)	43,633	4,232,401

Total Financials		17,414,790

Healthcare — 26.0%

Biotechnology — 1.0%
Eagle Pharmaceuticals, Inc. (1)(2)	58,746	3,510,073

Healthcare Equipment — 6.8%
ABIOMED, Inc. (1)(2)	28,431	3,353,152
Hill-Rom Holdings, Inc. (1)	87,610	5,196,149
NxStage Medical, Inc. (1)(2)	213,019	4,869,614
Orthofix International NV (2)	45,300	2,043,483
STERIS PLC	50,441	3,565,170
Trinity Biotech PLC (1)(2)	290,880	3,903,610

		22,931,178

Healthcare Facilities — 3.5%
Acadia Healthcare Co., Inc. (1)(2)	81,861	4,190,465
Amsurg Corp. (1)(2)	57,816	3,753,415
HealthSouth Corp. (1)	92,543	3,767,425

		11,711,305

Healthcare Services — 4.2%
Adeptus Health, Inc. (1)(2)	69,500	2,957,920
Almost Family, Inc. (2)	68,913	2,538,066
AMN Healthcare Services, Inc. (1)(2)	140,856	5,103,213
Civitas Solutions, Inc. (1)(2)	123,492	2,245,084
Cross Country Healthcare, Inc. (1)(2)	90,393	1,100,083

		13,944,366

Description	Shares	Value
Common Stocks (continued)

Healthcare (continued)

Healthcare Supplies — 0.7%
Merit Medical Systems, Inc. (2)	97,700	$2,368,248

Life Sciences Tools & Services — 3.0%
Albany Molecular Research, Inc. (1)(2)	182,088	2,698,544
ICON PLC (1)(2)	49,577	3,807,018
PRA Health Sciences, Inc. (1)(2)	71,953	3,637,224

		10,142,786

Pharmaceuticals — 6.8%
Akorn, Inc. (2)	92,051	2,478,013
Horizon Pharma PLC (1)(2)	207,920	3,908,896
Medicines Co. (1)(2)	93,760	3,672,579
Omeros Corp. (1)(2)	900,829	9,674,904
Pacira Pharmaceuticals, Inc. (1)(2)	74,024	2,933,571

		22,667,963

Total Healthcare		87,275,919

Industrials — 11.5%

Aerospace & Defense — 1.7%
HEICO Corp. (1)	34,351	2,334,494
Hexcel Corp. (1)	76,800	3,444,480

		5,778,974

Building Products — 3.9%
Builders FirstSource, Inc. (1)(2)	714,976	9,823,770
Lennox International, Inc. (1)	20,800	3,350,256

		13,174,026

Construction & Engineering — 1.7%
Dycom Industries, Inc. (1)(2)	70,657	5,731,696

Human Resource & Employment Services — 1.3%
On Assignment, Inc. (1)(2)	113,664	4,286,269

Industrial Machinery — 0.6%
Barnes Group, Inc.	48,402	2,000,939

Research & Consulting Services — 1.1%
Advisory Board Co. (1)(2)	85,424	3,600,622

Trading Companies & Distributors — 1.2%
Watsco, Inc. (1)	26,865	3,972,259

Total Industrials		38,544,785

Information Technology — 26.7%

Application Software — 2.1%
Callidus Software, Inc. (1)(2)	80,312	1,551,628
HubSpot, Inc. (1)(2)	43,993	2,452,170
RingCentral, Inc., Class A (1)(2)	132,187	2,901,504

		6,905,302

Data Processing & Outsourced Services — 2.8%
Cardtronics PLC (1)(2)	101,907	4,576,644
MAXIMUS, Inc. (1)	81,910	4,817,946

		9,394,590

Internet Software & Services — 10.2%
Actua Corp. (1)(2)	409,845	4,172,222
Carbonite, Inc. (1)(2)	397,015	5,542,329
Criteo SA ADR (1)(2)	59,769	2,204,281
inContact, Inc. (1)(2)	583,987	8,111,579
j2 Global, Inc. (1)	67,681	4,613,814
LogMeIn, Inc. (1)	71,389	5,960,981
WebMD Health Corp. (1)(2)	72,115	3,718,971

		34,324,177

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Small-Cap Growth Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Information Technology (continued)

Semiconductors — 5.1%
Cypress Semiconductor Corp. (1)	641,800	$7,656,674
MACOM Technology Solutions Holdings, Inc. (1)(2)	71,700	2,954,040
Microsemi Corp. (1)(2)	113,104	4,519,636
NeoPhotonics Corp. (1)(2)	128,101	1,912,548

		17,042,898

Systems Software — 4.7%
Fleetmatics Group PLC (2)	94,247	5,642,568
Gigamon, Inc. (2)	100,995	4,463,979
Proofpoint, Inc. (1)(2)	45,898	3,531,851
Rubicon Project, Inc. (2)	242,363	2,060,086

		15,698,484

Technology Hardware, Storage & Peripherals — 1.8%
Electronics for Imaging, Inc. (1)(2)	72,653	3,420,503
Silicon Graphics International Corp. (2)	347,986	2,682,972

		6,103,475

Total Information Technology		89,468,926

Materials — 0.9%

Commodity Chemicals — 0.9%
Trinseo SA (1)	52,290	3,025,499

Real Estate — 2.5%

Healthcare REIT’s — 0.7%
New Senior Investment Group, Inc.	178,513	2,211,776

Hotel & Resort REIT’s — 1.2%
Summit Hotel Properties, Inc.	278,062	3,976,287

Office REIT’s — 0.6%
City Office REIT, Inc. (1)	166,962	2,163,827

Total Real Estate		8,351,890

Telecommunication Services — 1.7%

Alternative Carriers — 1.7%
8x8, Inc. (2)	172,309	2,286,540
Cogent Communications Holdings, Inc. (1)	99,618	3,540,424

Total Telecommunication Services		5,826,964

Total Common Stocks (identified cost $253,868,879)		322,591,131

Short-Term Investments — 52.3%

Collateral Pool Investments for Securities on Loan — 48.1%

Collateral pool allocation (3)		161,628,771

Mutual Funds — 4.2%
BMO Institutional Prime Money Market Fund — Premier Class, 0.430% (4)	14,167,565	14,167,565

Total Short-Term Investments (identified cost $175,796,336)		175,796,336

Total Investments — 148.4% (identified cost $429,665,215)		498,387,467
Other Assets and Liabilities — (48.4)%		(162,557,933)

Total Net Assets — 100.0%		$335,829,534

Global Low Volatility Equity Fund

Description	Shares	Value
Common Stocks — 98.1%

Austria — 0.6%
Flughafen Wien AG	8,964	$249,022

Belgium — 0.5%
bpost SA	4,975	126,525
Orange Belgium SA (2)	3,300	76,859

		203,384

Bermuda — 2.5%
Enstar Group, Ltd. (1)(2)	1,224	203,906
Everest Re Group, Ltd. (1)	3,591	694,428
Giordano International, Ltd. (1)	148,000	84,707

		983,041

Canada — 5.6%
BCE, Inc.	10,085	471,182
First Capital Realty, Inc.	17,760	300,514
George Weston, Ltd.	1,256	108,131
Laurentian Bank of Canada	4,990	187,058
Loblaw Cos., Ltd.	13,339	725,742
Medical Facilities Corp. (1)	3,783	59,050
Metro, Inc.	2,088	70,916
North West Co., Inc.	4,576	102,309
Pure Industrial Real Estate Trust	23,438	98,299
Valener, Inc. (1)	5,603	90,449

		2,213,650

Cayman Islands — 0.2%
Uni-President China Holdings, Ltd.	83,000	59,167

China — 0.5%
China Telecom Corp., Ltd., Class H	160,000	82,707
Industrial & Commercial Bank of China, Ltd., Class H	195,000	123,924

		206,631

Czech Republic — 0.7%
CEZ AS	14,954	260,994

Denmark — 1.1%
Dfds A/S	3,043	160,453
Matas A/S	5,615	104,357
TDC A/S	28,410	157,041

		421,851

France — 0.2%
Boiron SA	672	61,841

Germany — 2.3%
Fresenius Medical Care AG & Co. KGaA	7,355	650,916
RHOEN KLINIKUM AG	8,170	241,637

		892,553

Guernsey — 1.7%
Amdocs, Ltd. (1)	10,882	654,226

Hong Kong — 5.9%
China Unicom Hong Kong, Ltd.	58,000	65,719
CLP Holdings, Ltd.	84,500	866,507
HK Electric Investments & HK Electric Investments, Ltd. (1)	665,000	623,206
PCCW, Ltd.	575,000	364,677
VTech Holdings, Ltd.	18,400	205,405
Yuexiu Real Estate Investment Trust	274,000	179,781

		2,305,295

Hungary — 0.5%
Magyar Telekom Telecommunications PLC	85,284	133,019
Richter Gedeon Nyrt	3,859	79,164

		212,183

(See Notes which are an integral part of the Financial Statements)

August 31, 2016

Schedules of Investments

Global Low Volatility Equity Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Ireland — 0.2%
ICON PLC (2)	919	$70,570

Israel — 4.1%
Bank Hapoalim BM	40,373	216,563
Bank Leumi Le-Israel BM (2)	162,799	609,473
Bezeq — The Israeli Telecommunication Corp., Ltd.	266,901	535,710
Elbit Systems, Ltd.	2,425	235,758

		1,597,504

Italy — 1.0%
Amplifon SpA (1)	23,968	251,978
Recordati SpA	4,640	140,365

		392,343

Japan — 4.8%
Benesse Holdings, Inc. (1)	6,600	152,202
Duskin Co., Ltd. (1)	14,900	255,762
Hogy Medical Co., Ltd. (1)	1,400	95,124
Kissei Pharmaceutical Co., Ltd.	3,500	84,231
KYORIN Holdings, Inc.	15,300	306,547
Morinaga Milk Industry Co., Ltd.	41,000	260,349
Nippon Telegraph & Telephone Corp.	8,400	369,076
Nisshin Oillio Group, Ltd. (1)	41,000	175,151
Noevir Holdings Co., Ltd. (1)	2,500	73,092
Vital KSK Holdings, Inc. (1)	10,900	99,134

		1,870,668

Malaysia — 3.2%
Public Bank Bhd	128,200	625,906
Tenaga Nasional Bhd	170,500	619,694

		1,245,600

Netherlands — 0.1%
Sligro Food Group NV	1,228	45,983

New Zealand — 4.3%
Argosy Property, Ltd.	166,081	139,790
Chorus, Ltd.	32,353	99,770
Fisher & Paykel Healthcare Corp., Ltd.	79,225	555,886
Infratil, Ltd.	63,786	156,437
Mercury NZ, Ltd.	43,967	101,131
Metlifecare, Ltd.	33,522	148,374
Ryman Healthcare, Ltd.	37,788	263,222
Summerset Group Holdings, Ltd.	50,822	202,820

		1,667,430

Philippines — 1.6%
First Philippine Holdings Corp.	54,700	85,698
Globe Telecom, Inc.	4,430	187,297
Manila Electric Co.	53,460	356,821

		629,816

Poland — 0.3%
Asseco Poland SA	7,664	111,793

Singapore — 7.7%
Ascott Residence Trust	75,300	62,729
Cache Logistics Trust, REIT	156,100	104,834
CDL Hospitality Trusts (1)	65,500	66,584
Frasers Centrepoint Trust	159,400	252,710
Mapletree Industrial Trust	66,300	86,619
Mapletree Logistics Trust	394,400	309,742
Raffles Medical Group, Ltd. (1)	163,900	184,657
RHT Health Trust	188,000	141,436
SATS, Ltd.	107,300	370,937
Sheng Siong Group, Ltd.	114,700	87,975

Description	Shares	Value
Common Stocks (continued)

Singapore (continued)
Singapore Airlines, Ltd.	24,900	$191,897
Singapore Telecommunications, Ltd.	157,800	465,600
Singapore Telecommunications, Ltd.	21,200	63,019
StarHub, Ltd.	132,100	354,865
Venture Corp., Ltd.	41,900	282,932

		3,026,536

South Korea — 0.7%
GS Home Shopping, Inc.	688	96,999
Kia Motors Corp.	5,095	191,691

		288,690

Switzerland — 4.0%
ALSO Holding AG (2)	1,409	118,760
Bachem Holding AG	1,250	111,713
Cembra Money Bank AG	5,308	384,520
Intershop Holding AG	156	76,767
Novartis AG	5,170	406,851
Roche Holding AG	255	62,172
Sonova Holding AG	1,365	188,883
Valora Holding AG	826	225,070

		1,574,736

Taiwan — 4.3%
Chunghwa Telecom Co., Ltd.	234,000	840,705
Far EasTone Telecommunications Co., Ltd.	271,000	631,156
Taichung Commercial Bank Co., Ltd.	411,822	114,343
Taiwan Secom Co., Ltd.	38,075	108,236

		1,694,440

Thailand — 1.2%
Thai Beverage PCL	667,800	487,696

United States — 38.3%
Abaxis, Inc. (1)	4,103	205,724
ALLETE, Inc.	2,176	129,037
American Express Co.	1,495	98,042
AmerisourceBergen Corp.	8,107	705,066
AT&T, Inc. (1)	6,603	269,931
Atrion Corp. (1)	298	134,669
Avista Corp. (1)	2,313	93,954
Bed Bath & Beyond, Inc. (1)	2,250	104,333
Bryn Mawr Bank Corp. (1)	3,666	117,935
Buckle, Inc. (1)	2,257	58,163
Carter’s, Inc.	737	70,229
Chemed Corp. (1)	2,664	359,454
Cintas Corp. (1)	6,389	750,771
Consolidated Edison, Inc. (1)	9,139	687,710
Dr. Pepper Snapple Group, Inc.	7,586	710,808
Edison International	2,287	166,311
Entergy Corp. (1)	5,152	402,886
Equity Commonwealth, REIT (1)(2)	3,273	102,412
Exelon Corp.	13,216	449,344
Forrester Research, Inc. (1)	1,875	76,838
General Mills, Inc. (1)	7,399	523,997
Getty Realty Corp. (1)	8,874	208,805
Haemonetics Corp. (1)(2)	2,490	92,528
ICU Medical, Inc. (2)	1,359	169,562
IDACORP, Inc. (1)	1,650	125,516
Johnson & Johnson (1)	6,408	764,731
Kaiser Aluminum Corp.	6,610	563,370
McKesson Corp. (1)	4,129	762,296
Merck & Co., Inc.	11,921	748,520
Meridian Bancorp, Inc. (1)	35,139	548,871
Navigators Group, Inc. (1)	2,039	191,584
Owens & Minor, Inc. (1)	2,657	91,321
PepsiCo, Inc. (1)	5,325	568,444

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Global Low Volatility Equity Fund (continued)

Description	Shares	Value
Common Stocks (continued)

United States (continued)
Pfizer, Inc.	22,288	$775,622
Piedmont Office Realty Trust, Inc., Class A (1)	5,445	117,666
Pinnacle West Capital Corp.	1,027	77,066
Portland General Electric Co. (1)	10,781	453,988
Quidel Corp. (1)(2)	10,914	237,598
Schweitzer-Mauduit International, Inc.	2,244	88,144
Sysco Corp. (1)	11,457	594,160
Tyson Foods, Inc., Class A (1)	1,855	140,182
Verizon Communications, Inc.	15,126	791,544
Wal-Mart Stores, Inc.	9,181	655,891

		14,985,023

Total Common Stocks (identified cost $34,308,894)		38,412,666

Short-Term Investments — 25.8%

Collateral Investment for Securities on Loan — 24.4%

State Street Navigator Securities Lending Prime Portfolio Fund, 0.443% (3)	9,548,107	9,548,107

Mutual Funds — 1.4%
State Street Institutional Liquid Reserves Fund — Premier Class, 0.430%	571,410	571,410

Total Short-Term Investments (identified cost $10,119,517)		10,119,517

Total Investments — 123.9% (identified cost $44,428,411)		48,532,183
Other Assets and Liabilities — (23.9)%		(9,357,502)

Total Net Assets — 100.0%		$39,174,681

Industry Allocation
Industry	Value	% of Total Net Assets
Aerospace/Defense	$235,759	0.6%
Airlines	191,897	0.5
Apparel	70,229	0.2
Auto Manufacturers	191,691	0.5
Banks	1,995,202	5.1
Beverages	1,766,948	4.5
Biotechnology	111,713	0.3
Commercial Services	1,343,808	3.4
Computers	766,018	2.0
Cosmetics/Personal Care	73,092	0.2
Distribution/Wholesale	118,760	0.3
Diversified Financial Services	482,562	1.2
Electric	5,656,299	14.5
Electronics	282,932	0.7
Engineering & Construction	619,959	1.6
Food	2,806,087	7.2
Forest Products & Paper	88,144	0.2
Gas	90,450	0.2
Healthcare-Products	1,679,976	4.3
Healthcare-Services	2,180,701	5.6
Insurance	1,089,918	2.8
Mining	563,370	1.4
Pharmaceuticals	5,339,838	13.6
Real Estate	658,507	1.7
Real Estate Investment Trusts	1,590,182	4.1

Industry Allocation (continued)
Industry	Value	% of Total Net Assets
Retail	$1,417,494	3.6%
Savings & Loans	548,871	1.4
Telecommunications	6,165,280	15.7
Transportation	286,979	0.7

Total Common Stocks	38,412,666	98.1
Collateral Investment for Securities on Loan	9,548,107	24.4
Mutual Funds	571,410	1.4

Total Investments	48,532,183	123.9
Other Assets and Liabilities	(9,357,502)	(23.9)

Total Net Assets	$39,174,681	100.0%

Disciplined International Equity Fund

Description	Shares	Value
Common Stocks — 98.5%

Australia — 6.4%
Australia & New Zealand Banking Group, Ltd.	31,535	$637,534
BHP Billiton, Ltd. (1)	36,992	567,982
CSL, Ltd.	4,110	333,907
Fortescue Metals Group, Ltd. (1)	59,941	220,739
Ramsay Health Care, Ltd.	11,448	713,853
Telstra Corp., Ltd.	222,871	881,043
Woodside Petroleum, Ltd.	45,543	979,943

		4,335,001

Belgium — 0.2%
bpost SA	4,247	108,011

Bermuda — 0.2%
Fly Leasing, Ltd.	10,718	128,509

Denmark — 1.9%
Novo Nordisk A/S	27,376	1,283,064

Faroe Islands — 0.3%
Bakkafrost P/F	5,336	191,789

Finland — 2.6%
Nokian Renkaat OYJ	4,649	167,862
Orion OYJ	4,206	159,232
UPM-Kymmene OYJ	71,204	1,430,436

		1,757,530

France — 17.1%
Arkema SA	7,372	658,095
Atos SE	6,672	656,484
AXA SA	62,434	1,310,663
BNP Paribas SA	11,157	567,558
CNP Assurances	28,189	453,729
Credit Agricole SA	92,709	877,970
Eiffage SA	6,612	517,750
Peugeot SA (2)	91,913	1,355,885
Sanofi	23,789	1,832,803
Societe Generale SA	37,247	1,356,307
Valeo SA	14,321	741,051
Vinci SA	15,769	1,195,912

		11,524,207

Germany — 6.6%
Allianz SE	1,946	289,892
Bayer AG	4,874	521,761
Evonik Industries AG	36,887	1,239,923
Fresenius SE & Co. KGaA	20,377	1,486,966

(See Notes which are an integral part of the Financial Statements)

August 31, 2016

Schedules of Investments

Disciplined International Equity Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Germany (continued)
Merck KGaA	7,497	$788,921
Talanx AG	5,300	154,891

		4,482,354

Hong Kong — 1.0%
Wheelock & Co., Ltd.	120,000	686,815

Ireland — 1.5%
Seagate Technology PLC (1)	29,753	1,003,866

Israel — 0.8%
Bezeq — The Israeli Telecommunication Corp., Ltd.	264,084	530,056

Italy — 0.2%
Recordati SpA	4,379	132,469

Japan — 21.6%
Aoyama Trading Co., Ltd.	15,500	503,359
Asahi Glass Co., Ltd. (1)	64,000	407,017
Chubu Electric Power Co., Inc.	39,300	531,394
Dai Nippon Printing Co., Ltd. (1)	76,000	772,744
Fujikura, Ltd. (1)	156,000	876,006
Fujitsu, Ltd.	48,000	243,653
Hitachi Maxell, Ltd.	11,300	176,602
Hosiden Corp. (1)	46,000	344,116
Ibiden Co., Ltd.	51,200	648,258
Kawasaki Kisen Kaisha, Ltd. (1)	360,000	908,133
Kirin Holdings Co., Ltd.	103,600	1,688,701
Konica Minolta, Inc.	120,500	1,085,449
Mitsubishi Chemical Holdings Corp.	110,100	694,663
Mitsubishi UFJ Financial Group, Inc.	22,800	124,308
Monex Group, Inc. (1)	122,700	295,291
Morinaga Milk Industry Co., Ltd.	31,000	196,849
Namura Shipbuilding Co., Ltd.	23,500	147,180
NEC Corp.	265,000	673,610
Nippon Telegraph & Telephone Corp.	49,000	2,152,941
Nissan Motor Co., Ltd. (1)	11,400	111,835
Nisshin Oillio Group, Ltd.	52,000	222,143
Nisshinbo Holdings, Inc.	58,900	598,877
NTT DoCoMo, Inc.	12,600	316,994
Sumitomo Riko Co., Ltd.	12,000	111,690
Toho Holdings Co., Ltd. (1)	6,500	126,337
Toppan Printing Co., Ltd.	62,000	552,496
Warabeya Nichiyo Co., Ltd.	6,500	118,673

		14,629,319

Jersey — 2.2%
Delphi Automotive PLC (1)	16,864	1,191,610
WPP PLC	13,084	301,703

		1,493,313

Luxembourg — 0.4%
Subsea 7 SA (1)(2)	13,842	150,501
Ternium SA	7,941	158,820

		309,321

Marshall Islands — 0.2%
Seaspan Corp.	7,769	112,650

Netherlands — 4.2%
AerCap Holdings NV (1)(2)	10,191	407,334
BE Semiconductor Industries NV	12,539	392,325
Boskalis Westminster	16,405	586,482
Koninklijke Ahold Delhaize NV	60,095	1,438,863

		2,825,004

Description	Shares	Value
Common Stocks (continued)

New Zealand — 0.4%
Air New Zealand, Ltd.	173,211	$284,041

Norway — 0.9%
Salmar ASA	9,909	274,340
Yara International ASA	9,480	336,526

		610,866

Singapore — 1.6%
Jardine Cycle & Carriage, Ltd.	7,000	218,357
Mapletree Industrial Trust	189,700	247,837
SATS, Ltd.	50,300	173,887
Singapore Airlines, Ltd.	31,300	241,220
Yanlord Land Group, Ltd.	187,100	173,031

		1,054,332

Switzerland — 9.5%
Lonza Group AG	7,263	1,376,466
Roche Holding AG	9,423	2,297,428
Swiss Life Holding AG	503	125,807
Swiss Re AG	16,934	1,429,030
TE Connectivity, Ltd. (1)	18,637	1,184,754

		6,413,485

United Kingdom — 18.7%
Berkeley Group Holdings PLC	23,837	836,377
British American Tobacco PLC	31,012	1,924,180
Compass Group PLC	78,017	1,477,300
Diageo PLC	4,740	131,240
Go-Ahead Group PLC	2,887	75,025
Halfords Group PLC	17,010	77,665
Imperial Brands PLC	35,699	1,872,078
Johnson Matthey PLC	8,087	354,477
Jupiter Fund Management PLC	31,904	175,748
Mondi PLC	7,261	147,694
National Grid PLC	114,113	1,568,153
Persimmon PLC	19,625	470,055
Reckitt Benckiser Group PLC	16,988	1,640,514
Rio Tinto PLC	21,225	641,325
Royal Mail PLC	81,144	547,688
WH Smith PLC	29,929	598,951
WS Atkins PLC	4,094	80,372

		12,618,842

Total Common Stocks (identified cost $66,255,800)		66,514,844

Short-Term Investments — 9.8%

Collateral Investment for Securities on Loan — 8.7%
State Street Navigator Securities Lending Prime Portfolio Fund, 0.443% (3)	5,925,390	5,925,390

Mutual Funds — 1.1%
State Street Institutional Liquid Reserves Fund — Premier Class, 0.430%	731,666	731,666

Total Short-Term Investments (identified cost $6,657,056)		6,657,056

Total Investments — 108.3% (identified cost $72,912,856)		73,171,900
Other Assets and Liabilities — (8.3)%		(5,613,086)

Total Net Assets — 100.0%		$67,558,814

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Disciplined International Equity Fund (continued)

Industry Allocation
Industry	Value	% of Total Net Assets
Advertising	$301,703	0.4%
Agriculture	3,796,258	5.6
Airlines	525,261	0.8
Auto Manufacturers	1,467,720	2.2
Auto Parts & Equipment	2,100,523	3.1
Banks	3,563,677	5.3
Beverages	1,819,940	2.7
Biotechnology	333,907	0.5
Building Materials	407,017	0.6
Chemicals	4,660,149	6.9
Commercial Services	1,405,612	2.1
Computers	1,904,004	2.8
Distribution/Wholesale	218,357	0.3
Diversified Financial Services	711,591	1.1
Electric	531,394	0.8
Electrical Components & Equipment	876,006	1.3
Electronics	3,027,340	4.5
Engineering & Construction	2,474,032	3.7
Food	2,442,657	3.6
Food Service	1,477,300	2.2
Forest Products & Paper	1,578,129	2.3
Gas	1,568,153	2.3
Healthcare-Services	2,200,819	3.3
Home Builders	1,306,432	1.9
Household Products/Wares	1,640,514	2.4
Insurance	3,764,012	5.6
Internet	295,291	0.4
Iron/Steel	379,559	0.6
Mining	1,209,307	1.8
Miscellaneous Manufacturing	1,197,139	1.8
Oil & Gas	979,943	1.4
Oil & Gas Services	150,501	0.2
Pharmaceuticals	7,142,016	10.6
Real Estate	859,846	1.3
Real Estate Investment Trusts	247,837	0.4
Retail	1,179,974	1.7
Semiconductors	392,325	0.6
Shipbuilding	147,180	0.2
Telecommunications	4,479,911	6.6
Transportation	1,751,508	2.6

Total Common Stocks	66,514,844	98.5
Collateral Investment for Securities on Loan	5,925,390	8.7
Mutual Funds	731,666	1.1

Total Investments	73,171,900	108.3
Other Assets and Liabilities	(5,613,086)	(8.3)

Total Net Assets	$67,558,814	100.0%

Pyrford International Stock Fund

Description	Shares	Value
Common Stocks — 94.5%

Australia — 9.9%
Brambles, Ltd.	1,229,547	$11,384,498
Computershare, Ltd.	1,241,606	9,219,318
Newcrest Mining, Ltd. (2)	271,891	4,534,299
QBE Insurance Group, Ltd.	835,037	6,225,517
Rio Tinto, Ltd.	141,586	5,065,068
Telstra Corp., Ltd.	741,640	2,931,817

Description	Shares	Value
Common Stocks (continued)

Australia (continued)
Woodside Petroleum, Ltd.	460,335	$9,904,975
Woolworths, Ltd. (1)	565,078	10,069,270

		59,334,762

Belgium — 2.1%
Colruyt SA	100,758	5,530,176
Proximus SADP	227,376	6,956,978

		12,487,154

Finland — 0.9%
Kone OYJ, Class B (1)	107,900	5,422,086

France — 7.4%
Air Liquide SA	89,208	9,784,531
Legrand SA	116,683	6,990,575
Rubis SCA	87,374	7,134,171
Sanofi	160,887	12,395,402
TOTAL SA	176,870	8,434,134

		44,738,813

Germany — 5.4%
Brenntag AG	153,802	8,370,338
Deutsche Post AG	310,141	9,824,890
GEA Group AG	103,782	5,569,968
SAP AG	97,018	8,523,309

		32,288,505

Hong Kong — 6.9%
ASM Pacific Technology, Ltd.	1,086,200	8,457,113
China Mobile, Ltd.	855,000	10,558,617
CNOOC, Ltd.	5,707,000	7,010,939
Power Assets Holdings, Ltd.	733,000	7,011,054
VTech Holdings, Ltd.	752,400	8,399,281

		41,437,004

Israel — 1.4%
Bezeq — The Israeli Telecommunication Corp., Ltd.	1,795,045	3,602,922
Teva Pharmaceutical Industries, Ltd.	100,101	5,080,583

		8,683,505

Japan — 8.5%
ABC-Mart, Inc. (1)	66,800	4,196,588
Japan Tobacco, Inc.	219,268	8,493,946
KDDI Corp.	304,100	8,923,284
Mitsubishi Electric Corp.	693,000	9,045,537
Nihon Kohden Corp. (1)	260,700	5,936,396
Sumitomo Rubber Industries, Ltd. (1)	506,700	7,512,471
Toyota Tsusho Corp. (1)	316,200	7,230,747

		51,338,969

Malaysia — 2.9%
Axiata Group Bhd	6,330,924	8,570,281
Magnum Bhd	3,042,000	1,747,715
Malayan Banking Bhd	3,594,092	6,930,292

		17,248,288

Netherlands — 4.4%
Koninklijke Vopak NV (1)	167,285	8,482,749
RELX NV (1)	394,556	6,997,711
Unilever NV	244,746	11,224,476

		26,704,936

Norway — 1.9%
Telenor ASA	668,343	11,670,086

(See Notes which are an integral part of the Financial Statements)

August 31, 2016

Schedules of Investments

Pyrford International Stock Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Singapore — 4.8%
ComfortDelGro Corp., Ltd.	2,006,000	$4,166,744
Sembcorp Industries, Ltd. (1)	1,891,000	3,775,199
Singapore Technologies Engineering, Ltd.	3,869,400	9,173,300
United Overseas Bank, Ltd.	601,000	7,944,519
Venture Corp., Ltd.	605,600	4,089,339

		29,149,101

Sweden — 4.4%
Assa Abloy AB, Class B	241,437	4,890,420
Atlas Copco AB, A Shares	367,223	10,415,301
Svenska Cellulosa AB SCA, B Shares	354,953	10,909,000

		26,214,721

Switzerland — 13.6%
Givaudan SA	1,946	4,022,386
Nestle SA	255,242	20,319,708
Novartis AG	207,837	16,355,634
Panalpina Welttransport Holding AG (1)	35,245	4,859,155
Roche Holding AG	75,091	18,307,988
Schindler Holding AG	23,314	4,387,597
Syngenta AG (2)	11,087	4,824,488
Zurich Insurance Group AG (2)	33,729	8,621,291

		81,698,247

Taiwan — 4.0%
Advantech Co., Ltd.	613,218	5,015,051
Chunghwa Telecom Co., Ltd.	2,272,000	8,162,745
MediaTek, Inc.	1,091,000	8,578,639
Merida Industry Co., Ltd.	571,000	2,330,392

		24,086,827

United Kingdom — 16.0%
BP PLC	967,262	5,435,012
British American Tobacco PLC	184,684	11,458,960
GlaxoSmithKline PLC	459,181	9,882,731
Legal & General Group PLC	3,636,456	10,042,266
National Grid PLC	837,485	11,508,809
Royal Dutch Shell PLC, A Shares	313,126	7,689,321
Royal Dutch Shell PLC, B Shares	236,653	6,034,974
Sky PLC	656,011	7,313,629
SSE PLC	399,291	7,885,904
United Utilities Group PLC	706,935	9,018,544
Vodafone Group PLC	3,247,798	9,802,744

		96,072,894

Total Common Stocks (identified cost $563,086,417)		568,575,898

Preferred Stocks — 1.6%

Germany — 1.6%
Fuchs Petrolub SE	216,976	9,869,817

Total Preferred Stocks (identified cost $8,090,862)		9,869,817

Short-Term Investments — 5.8%

Collateral Investment for Securities on Loan — 2.6%
State Street Navigator Securities Lending Prime Portfolio Fund, 0.443% (3)	15,543,240	15,543,240

Description	Shares	Value
Short-Term Investments (continued)

Mutual Funds — 3.2%
State Street Institutional Liquid Reserves Fund — Premier Class, 0.430%	19,357,594	$19,357,594

Total Short-Term Investments (identified cost $34,900,834)		34,900,834

Total Investments — 101.9% (identified cost $606,078,113)		613,346,549
Other Assets and Liabilities — (1.9)%		(11,431,754)

Total Net Assets — 100.0%		$601,914,795

Industry Allocation
Industry	Value	% of Total Net Assets
Agriculture	$19,952,906	3.3%
Auto Parts & Equipment	7,512,471	1.3
Banks	14,874,811	2.5
Chemicals	27,001,743	4.5
Commercial Services	18,382,208	3.1
Computers	14,234,368	2.4
Cosmetics/Personal Care	22,133,477	3.7
Distribution/Wholesale	7,230,747	1.2
Electric	14,896,958	2.5
Electrical Components & Equipment	6,990,575	1.2
Electronics	4,089,339	0.7
Engineering & Construction	9,173,300	1.5
Food	35,919,154	6.0
Gas	18,642,980	3.1
Hand/Machine Tools	4,387,597	0.7
Healthcare-Products	5,936,396	1.0
Holding Companies-Diversified	1,747,715	0.3
Insurance	24,889,074	4.1
Leisure Time	2,330,392	0.4
Machinery-Construction & Mining	19,460,838	3.2
Machinery-Diversified	10,992,055	1.8
Media	7,313,629	1.2
Metal Fabricate/Hardware	4,890,420	0.8
Mining	9,599,367	1.6
Oil & Gas	44,509,355	7.4
Pharmaceuticals	62,022,338	10.3
Pipelines	8,482,749	1.4
Retail	4,196,588	0.7
Semiconductors	17,035,752	2.8
Shipbuilding	3,775,199	0.6
Software	8,523,309	1.4
Telecommunications	79,578,755	13.2
Transportation	18,850,789	3.1
Water	9,018,544	1.5

Total Common Stocks	568,575,898	94.5
Preferred Stocks	9,869,817	1.6
Collateral Investment for Securities on Loan	15,543,240	2.6
Mutual Funds	19,357,594	3.2

Total Investments	613,346,549	101.9
Other Assets and Liabilities	(11,431,754)	(1.9)

Total Net Assets	$601,914,795	100.0%

(See Notes which are an integral part of the Financial Statements)

BMO Funds

LGM Emerging Markets Equity Fund

Description	Shares	Value
Common Stocks — 92.8%

Bermuda — 3.6%
Credicorp, Ltd.	2,899	$454,215
Dairy Farm International Holdings, Ltd.	271,315	1,945,329
Giordano International, Ltd.	1,222,000	699,406
Jardine Matheson Holdings, Ltd.	27,280	1,632,708

		4,731,658

Brazil — 0.6%
CCR SA	156,400	826,268

Cayman Islands — 3.1%
Sands China, Ltd.	725,200	2,851,235
Want Want China Holdings, Ltd. (1)	1,813,000	1,194,247

		4,045,482

Chile — 1.9%
Aguas Andinas SA, Class A	4,263,203	2,537,461

Egypt — 3.9%
Commercial International Bank Egypt SAE GDR	1,023,665	4,301,440
Edita Food Industries SAE GDR	131,694	842,842

		5,144,282

India — 29.4%
Bata India, Ltd.	17,496	139,769
Container Corp. Of India, Ltd.	104,585	2,187,899
Emami, Ltd.	304,317	5,202,971
Housing Development Finance Corp., Ltd.	80,824	1,701,504
ICICI Bank, Ltd.	1,355,652	5,219,574
ITC, Ltd.	2,020,505	7,869,923
Jyothy Laboratories, Ltd.	41,563	192,361
Mahindra & Mahindra Financial Services, Ltd.	929,571	4,949,060
Nestle India, Ltd.	17,610	1,706,569
Pidilite Industries, Ltd.	190,071	1,981,030
Titan Co., Ltd.	358,250	2,247,020
Yes Bank, Ltd.	243,988	5,020,571

		38,418,251

Indonesia — 17.9%
Bank Mandiri Persero Tbk PT	8,297,304	7,021,277
Bank Rakyat Indonesia Persero Tbk PT	5,133,800	4,508,765
Hanjaya Mandala Sampoerna Tbk PT	12,121,300	3,636,847
Kalbe Farma Tbk PT	32,341,800	4,376,444
Unilever Indonesia Tbk PT	1,109,600	3,818,563

		23,361,896

Kenya — 0.8%
East African Breweries, Ltd.	441,600	1,081,647

Malaysia — 0.6%
Public Bank Bhd	147,000	717,692

Mexico — 8.3%
Bolsa Mexicana de Valores SAB de C.V. (1)	1,641,535	2,977,285
Grupo Financiero Banorte SAB de C.V., Class O	394,903	2,128,153
Grupo Herdez SAB de C.V. (1)	555,373	1,188,314
Wal-Mart de Mexico SAB de C.V.	2,009,885	4,591,177

		10,884,929

Description	Shares or Participation Units	Value
Common Stocks (continued)

Nigeria — 1.1%
Guaranty Trust Bank PLC	16,228,060	$1,364,135

Philippines — 5.8%
Metropolitan Bank & Trust Co.	1,177,374	2,109,899
Universal Robina Corp.	1,364,960	5,478,002

		7,587,901

Singapore — 2.1%
Jardine Cycle & Carriage, Ltd.	88,744	2,768,263

South Africa — 2.6%
Clicks Group, Ltd.	253,311	2,086,516
Life Healthcare Group Holdings, Ltd.	519,427	1,360,219

		3,446,735

South Korea — 1.0%
KT&G Corp.	12,046	1,264,020

Taiwan — 1.3%
President Chain Store Corp.	218,000	1,734,766

Thailand — 0.8%
Bangkok Bank PCL	26	128
Kasikornbank PCL	173,569	990,304

		990,432

Turkey — 2.6%
BIM Birlesik Magazalar AS	199,364	3,417,726

United States — 4.2%
Mead Johnson Nutrition Co. (1)	63,783	5,426,020

Vietnam — 1.2%
Vietnam Dairy Products JSC	224,640	1,571,120

Total Common Stocks (identified cost $101,651,410)		121,320,684

Participation Notes — 3.5%

United States — 3.5%
Vietnam Dairy Products JSC, Issued by Citigroup Global Markets Holding, Maturity Date 1/17/2017 (5)	641,464	4,486,363

Total Participation Notes (identified cost $2,536,121)		4,486,363

Short-Term Investments — 9.4%

Collateral Investment for Securities on Loan — 5.8%
State Street Navigator Securities Lending Prime Portfolio Fund, 0.443% (3)	7,603,831	7,603,831

Mutual Funds — 3.6%
State Street Institutional Liquid Reserves Fund — Premier Class, 0.430%	4,726,110	4,726,110

Total Short-Term Investments (identified cost $12,329,941)		12,329,941

Total Investments — 105.7% (identified cost $116,517,472)		138,136,988
Other Assets and Liabilities — (5.7)%		(7,407,125)

Total Net Assets — 100.0%		$130,729,863

(See Notes which are an integral part of the Financial Statements)

August 31, 2016

Schedules of Investments

LGM Emerging Markets Equity Fund (continued)

Industry Allocation
Industry	Value	% of Total Net Assets
Agriculture	$12,770,789	9.8%
Apparel	139,769	0.1
Auto Manufacturers	4,949,060	3.8
Banks	33,836,153	25.9
Beverages	1,081,647	0.8
Commercial Services	826,268	0.6
Distribution/Wholesale	2,768,263	2.1
Diversified Financial Services	4,678,789	3.6
Food	17,344,149	13.3
Healthcare-Services	1,360,219	1.0
Holding Companies-Diversified	1,632,708	1.2
Household Products/Wares	4,010,925	3.1
Lodging	2,851,235	2.2
Miscellaneous Manufacturing	1,981,030	1.5
Pharmaceuticals	15,005,435	11.5
Retail	11,358,886	8.7
Transportation	2,187,899	1.7
Water	2,537,460	1.9

Total Common Stocks	121,320,684	92.8
Participation Notes	4,486,363	3.5
Collateral Investment for Securities on Loan	7,603,831	5.8
Mutual Funds	4,726,110	3.6

Total Investments	138,136,988	105.7
Other Assets and Liabilities	(7,407,125)	(5.7)

Total Net Assets	$130,729,863	100.0%

TCH Emerging Markets Bond Fund

Description	Principal Amount	Value
Corporate Bonds & Notes — 58.7%

Azerbaijan — 2.4%
International Bank of Azerbaijan, 5.625%, 6/11/2019	$200,000	$198,080

Bermuda — 2.5%
Ooredoo International Finance, Ltd., 3.750%, 6/22/2026 (6)	200,000	210,521

British Virgin Islands — 2.7%
China Cinda Finance 2014, Ltd., 5.625%, 5/14/2024 (6)	200,000	229,732

Canada — 2.4%
Pacific Exploration and Production Corp., 5.125%, 3/28/2023 (1)(6)	300,000	54,000
Teck Resources, Ltd., 4.500%, 1/15/2021 (1)	150,000	143,625

		197,625

Cayman Islands — 1.5%
Odebrecht Finance, Ltd., 7.125%, 6/26/2042 (1)(6)	200,000	75,500
Vale Overseas, Ltd., 4.375%, 1/11/2022 (1)	50,000	48,800

		124,300

Chile — 2.6%
Empresa de Transporte de Pasajeros Metro SA, 4.750%, 2/4/2024 (6)	200,000	218,295

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Colombia — 4.8%
Colombia Telecomunicaciones SA ESP, 5.375%, 9/27/2022 (1)	$200,000	$192,000
Ecopetrol SA, 5.375%, 6/26/2026 (1)	200,000	206,060

		398,060

Costa Rica — 2.5%
Banco de Costa Rica, 5.250%, 8/12/2018 (6)	200,000	207,000

Hungary — 2.5%
Magyar Export-Import Bank Zrt, 4.000%, 1/30/2020 (6)	200,000	207,000

Indonesia — 5.1%
Pelabuhan Indonesia II PT, 4.250%, 5/5/2025 (6)	200,000	205,000
Perusahaan Gas Negara Persero Tbk PT, 5.125%, 5/16/2024 (6)	200,000	217,027

		422,027

Kazakstan — 2.5%
Eurasian Development Bank, 4.767%, 9/20/2022 (6)	200,000	208,970

Luxembourg — 2.6%
Gazprom Neft OAO Via GPN Capital SA, 6.000%, 11/27/2023 (6)	200,000	215,000

Mexico — 9.6%
Alfa SAB de CV, 6.875%, 3/25/2044 (6)	200,000	223,500
America Movil SAB de CV, 6.450%, 12/5/2022 (1)(7)	2,000,000	103,421
Grupo Idesa SA de CV, 7.875%, 12/18/2020 (6)	200,000	208,000
Petroleos Mexicanos:
6.375%, 2/4/2021 (6)	150,000	166,470
5.625%, 1/23/2046	100,000	96,985

		798,376

Morocco — 2.8%
OCP SA, 6.875%, 4/25/2044 (1)(6)	200,000	235,500

Netherlands — 5.1%
Kazakhstan Temir Zholy Finance BV, 6.950%, 7/10/2042 (6)	200,000	217,000
Marfrig Holdings Europe BV, 8.000%, 6/8/2023 (6)	200,000	208,250

		425,250

Peru — 2.6%
Corp Financiera de Desarrollo SA, 4.750%, 7/15/2025 (6)	200,000	219,690

Turkey — 2.4%
TC Ziraat Bankasi AS, 4.250%, 7/3/2019 (1)(6)	200,000	200,350

United States — 2.1%
Southern Copper Corp., 7.500%, 7/27/2035	150,000	177,570

Total Corporate Bonds & Notes (identified cost $4,866,649)		4,893,346

(See Notes which are an integral part of the Financial Statements)

BMO Funds

TCH Emerging Markets Bond Fund (continued)

Description	Shares or Principal Amount	Value
International Bonds — 35.4%

Argentina — 4.5%
Argentine Republic Government International Bond:
6.250%, 4/22/2019 (6)	$200,000	$213,400
6.875%, 4/22/2021 (6)	150,000	163,050

		376,450

Armenia — 2.0%
Republic of Armenia, 6.000%, 9/30/2020 (1)(6)	162,000	168,480

Bahrain — 2.1%
Bahrain Government International Bond, 6.000%, 9/19/2044 (6)	200,000	174,500

Brazil — 2.7%
Brazilian Government International Bond, 6.000%, 4/7/2026 (1)	200,000	223,750

Cote d’Ivoire — 2.4%
Ivory Coast Government International Bond, 5.375%, 7/23/2024 (6)	200,000	200,532

Croatia — 2.6%
Croatia Government International Bond, 5.500%, 4/4/2023 (6)	200,000	219,050

Dominican Republic — 1.3%
Dominican Republic International Bond, 5.875%, 4/18/2024 (6)	100,000	107,500

Ethiopia — 2.3%
Federal Democratic Republic of Ethiopia, 6.625%, 12/11/2024 (6)	200,000	196,000

Indonesia — 2.7%
Indonesia Government International Bond, 4.750%, 1/8/2026 (6)	200,000	223,358

Namibia — 2.6%
Namibia International Bonds, 5.500%, 11/3/2021 (6)	200,000	217,146

Paraguay — 2.8%
Republic of Paraguay, 6.100%, 8/11/2044 (6)	200,000	231,000

Rwanda — 2.4%
Rwanda International Government Bond, 6.625%, 5/2/2023 (6)	200,000	204,100

South Africa — 5.0%
South Africa Government International Bond, 4.875%, 4/14/2026 (1)	200,000	209,000
ZAR Sovereign Capital Fund Propriety, Ltd., 3.903%, 6/24/2020 (6)	200,000	205,500

		414,500

Total International Bonds (identified cost $2,765,519)		2,956,366

Short-Term Investments — 22.4%

Collateral Investment for Securities on Loan — 17.9%
State Street Navigator Securities Lending Prime Portfolio Fund, 0.443% (3)	1,496,700	1,496,700

Description	Shares	Value
Short-Term Investments (continued)

Mutual Funds — 4.5%
State Street Institutional Liquid Reserves Fund — Premier Class, 0.430%	373,449	$373,449

Total Short-Term Investments (identified cost $1,870,149)		1,870,149

Total Investments — 116.5% (identified cost $9,502,317)		9,719,861
Other Assets and Liabilities — (16.5)%		(1,376,108)

Total Net Assets — 100.0%		$8,343,753

Industry Allocation
Industry	Value	% of Total Net Assets
Banks	$825,120	9.9%
Chemicals	443,500	5.3
Diversified Financial Services	229,732	2.8
Engineering & Construction	75,500	0.9
Food	208,250	2.5
Gas	217,027	2.6
Holding Companies-Diversified	223,500	2.7
Iron/Steel	48,800	0.6
Mining	321,195	3.8
Multi-National	208,970	2.5
Oil & Gas	738,515	8.8
Sovereign	207,000	2.5
Telecommunications	505,942	6.1
Transportation	640,295	7.7

Total Corporate Bonds & Notes	4,893,346	58.7
International Bonds	2,956,366	35.4
Collateral Investment for Securities on Loan	1,496,700	17.9
Mutual Funds	373,449	4.5

Total Investments	9,719,861	116.5
Other Assets and Liabilities	(1,376,108)	(16.5)

Total Net Assets	$8,343,753	100.0%

Alternative Strategies Fund

Description	Principal Amount	Value
Bank Loans Purchased Long — 7.1%

Cayman Islands — 0.8%
Offshore Group Invt Ltd., 7.131%, 12/31/2019 (8)	$997,494	$929,330

Luxembourg — 0.4%
Intelsat Jackson Holdings SA, 3.750%, 6/30/2019 (8)	475,000	452,338

Netherlands — 0.0%
Polyconcept Investments BV, 6.250%, 8/10/2023 (8)	32,000	32,140

United Kingdom — 0.2%
Air Newco LLC, 6.500%, 1/31/2022 (8)	197,500	188,613

United States — 5.7%
21st Century Oncology Holdings, Inc., 7.125%, 4/30/2022 (8)(9)	131,305	125,725
ABB Concise Optical Group LLC, 6.000%, 6/15/2023 (8)	89,000	89,501

(See Notes which are an integral part of the Financial Statements)

August 31, 2016

Schedules of Investments

Alternative Strategies Fund (continued)

Description	Principal Amount	Value
Bank Loans Purchased Long (continued)

United States (continued)
Aclara Technologies, 6.750%, 8/17/2023 (8)(9)	$69,000	$68,827
Affinion Group, Inc., 6.250%, 4/30/2018 (8)(9)	518,000	501,258
Alliant Holdings Intermediate LLC, 5.000%, 8/12/2022 (8)	18,000	18,068
AMF Bowling Centers, Inc.:
6.000%, 8/17/2023 (8)(9)	194,000	193,354
11.000%, 2/16/2024 (8)(9)	60,000	59,100
Amplify Snack Brands, Inc., 6.500%, 8/24/2023 (8)(9)	53,000	52,779
ASP MSG Acquisition Co., Inc., 6.000%, 8/16/2023 (8)	21,000	21,079
Asurion LLC, 8.500%, 3/3/2021 (8)	34,000	33,962
Avast Software BV, 5.500%, 7/19/2022 (8)(9)	79,000	79,272
Camp International Holding, 3.750%, 8/11/2023 (8)(9)	74,000	73,738
CGG Holding US, Inc., 6.500%, 5/15/2019 (8)	164,325	140,439
Confie Seguros Holding II Co., 10.250%, 5/8/2019 (8)	132,000	129,690
Corporate Risk Holdings LLC, 9.250%, 7/1/2019 (8)	581,000	546,866
Cunningham Lindsey US, Inc., 5.000%, 12/10/2019 (8)	147,379	119,622
Diamond Resorts Corp., 7.000%, 8/11/2023 (9)	249,000	246,510
Duff & Phelps Corp., 9.500%, 4/23/2021 (8)	51,750	51,491
Eastman Kodak Co., 7.250%, 9/3/2019 (8)	446,468	444,423
Emerging Markets Communications LLC, 6.750%, 7/1/2021 (8)	30,690	29,680
Global Cash Access LLC, 6.250%, 12/18/2020 (8)(9)	35,000	33,469
GP Investments Acq Corp., 6.000%, 6/6/2023 (8)(9)	85,000	82,237
Gulf Finance LLC, 6.250%, 8/17/2023 (8)(9)	75,000	73,031
Harbor Freight Tools USA, Inc., 4.000%, 8/19/2023 (8)(9)	130,000	130,478
Higginbotham & Associates LLC:
6.250%, 11/25/2021 (8)	225,808	226,654
10.000%, 11/25/2021 (8)	500,000	497,500
Inteva Products LLC, 9.750%, 7/7/2023 (8)(9)	121,000	119,790
Invenergy Thermal Operating I LLC, 6.500%, 10/19/2022 (8)	17,865	17,284
Lonestar Intermediate Super Holdings, LLC, 10.000%, 8/10/2021 (8)(9)	608,000	606,784
NEP/NCP Holdco, Inc., 10.000%, 7/22/2020 (8)	19,000	19,143
Nexstar Broadcasting Group, Inc., 8.500%, 3/28/2017 (8)(9)	518,000	518,000
Primeline Utility Services LLC, 6.500%, 11/12/2022 (8)	30,000	30,075
ProQuest LLC, 5.750%, 10/24/2021 (8)	171,690	170,617
Solarwinds, Inc., 5.500%, 2/3/2023 (8)	79,000	79,474
St. George’s University Scholastic Services LLC, 6.250%, 6/2/2022 (8)	180,000	180,900

Description	Shares or Principal Amount	Value
Bank Loans Purchased Long (continued)

United States (continued)
Star West Generation LLC, 5.750%, 3/13/2020 (8)	$109,000	$76,300
SunEdison, Inc.:
11.500%, 4/21/2017 (8)(9)	37,422	38,124
0.000%, 7/7/2017 (8)	73,721	23,959
13.000%, 7/7/2017 (8)(9)	79,220	25,747
12.500%, 7/2/2018 (8)(10)	44,000	26,070
Texas Competitive Electric Holdings Company LLC, 5.000%, 10/31/2017 (8)	12,214	12,265
Texas Competitive Electric Holdings Company LLC, 5.000%, 10/31/2017 (8)	2,786	2,797
USS Parent Holding Corp., 0.000%, 7/26/2023 (8)	4,103	4,112
USS Parent Holding Corp., 5.500%, 7/26/2023 (8)	27,897	27,959
Vantage Specialties, Inc., 5.000%, 2/5/2021 (8)	34,000	33,851
VGD Merger Sub LLC, 5.000%, 8/18/2023 (8)	63,000	63,283
YRC Worldwide, Inc., 8.000%, 2/13/2019 (8)	83,217	78,640

		6,223,927

Total Bank Loans Purchased Long (identified cost $7,642,414)		7,826,348

Common Stocks Purchased Long — 45.0%

Bermuda — 0.6%
Axalta Coating Systems, Ltd. (2)(11)	20,775	594,581
Syncora Holdings, Ltd. (2)	9,496	13,104

		607,685

Canada — 0.4%
BlackBerry Ltd. (2)	15,105	114,647
Magna International, Inc.	7,448	300,154

		414,801

Cayman Islands — 0.6%
Baidu, Inc., ADR (2)	509	87,075
Pace Holdings Corp. (2)	55,980	573,235

		660,310

Ireland — 2.2%
Allergan PLC (2)(11)	3,122	732,234
Ingersoll-Rand PLC (11)	7,735	525,903
Tyco International PLC (11)	25,405	1,109,690

		2,367,827

Jersey — 0.5%
Delphi Automotive PLC	7,274	513,981

Luxembourg — 0.0%
Intelsat SA (2)	789	2,130

Netherlands — 1.2%
Constellium NV (2)	13,354	99,888
LyondellBasell Industries NV, Class A (11)	4,315	340,410
NXP Semiconductors (2)(11)	5,790	509,636
QIAGEN N.V. (2)	14,420	382,274

		1,332,208

Singapore — 0.4%
Broadcom, Ltd.	1,789	315,615
Flextronics International, Ltd. (2)	13,690	181,256

		496,871

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Alternative Strategies Fund (continued)

Description	Shares	Value
Common Stocks Purchased Long (continued)

United States — 39.1%
Activision Blizzard, Inc.	11,795	$487,959
Air Products & Chemicals, Inc. (11)	3,115	484,756
Alere, Inc. (2)	9,645	377,409
Alphabet, Inc., Class A (2)(11)	596	470,751
Alphabet, Inc., Class C (2)(11)	1,233	945,773
Amazon.com, Inc. (2)	128	98,452
Anadarko Petroleum Corp.	2,961	158,325
Armstrong World Industries, Inc. (2)	7,180	312,115
Artec Group, Inc.	3,308	20,675
B/E Aerospace, Inc.	4,660	235,563
Baker Hughes, Inc.	4,775	234,596
Black Hills Corp. (11)	10,525	615,818
Bloomin’ Brands, Inc.	17,390	339,801
Buffalo Wild Wings, Inc. (2)	2,455	398,201
CBS Corp., Class B (11)	12,030	613,891
CDK Global, Inc.	5,425	314,541
CF Industries Holdings, Inc.	6,495	168,870
Charter Communications, Inc., Class A (2)	5,553	1,428,287
Cognizant Technology Solutions Corp., Class A (2)	6,872	394,728
Comcast Corp., Class A	6,677	435,741
ConAgra Foods, Inc.	6,350	295,974
Constellation Brands, Inc., Class A	2,963	486,080
Continental Resources, Inc. (2)	4,456	213,710
CST Brands, Inc. (11)	12,715	607,904
Danaher Corp. (11)	4,750	386,697
Delta Air Lines, Inc. (11)	15,675	576,056
DENTSPLY SIRONA, Inc.	6,415	394,266
Devon Energy Corp.	7,439	322,332
DISH Network Corp., Class A (2)(11)	3,865	194,139
Eastman Chemical Co. (11)	4,805	326,211
EnPro Industries, Inc. (11)	4,088	220,343
EW Scripps Co., Class A (2)(11)	6,079	103,282
Exxon Mobil Corp.	1,936	168,703
Facebook, Inc., Class A (2)(11)	8,725	1,100,397
G-III Apparel Group, Ltd. (2)	8,000	252,560
GameStop Corp., Class A	4,495	127,613
GCP Applied Technologies, Inc. (2)(11)	19,935	583,298
Graphic Packaging Holding Co. (11)	45,155	647,523
Gray Television, Inc. (2)(11)	15,698	176,289
Halliburton Co. (11)	23,475	1,009,660
Halozyme Therapeutics, Inc. (2)	48,030	470,694
HD Supply Holdings, Inc. (2)	5,610	202,577
Hertz Global Holdings, Inc. (2)	4,707	231,867
Hewlett Packard Enterprise Co. (11)	58,252	1,251,253
HP Co.	46,742	671,683
Innoviva, Inc. (11)	28,010	310,631
Intrexon Corp. (2)(11)	16,270	410,655
Kinder Morgan, Inc.	21,069	460,358
Las Vegas Sands Corp.	9,050	454,400
Lexmark International, Inc., Class A	1,175	42,077
LinkedIn Corp., Class A (2)	2,617	504,427
Loral Space & Communications, Inc. (2)(11)	6,750	246,105
Lowe’s Cos., Inc. (11)	7,585	580,708
Macquarie Infrastructure Co. LLC (11)	4,579	366,045
Martin Marietta Materials, Inc.	750	137,273
Mohawk Industries, Inc. (2)(11)	2,365	503,225
Molson Coors Brewing Co., Class B	11,547	1,181,489
Monsanto Co.	4,270	454,755
Monster Beverage Corp. (2)(11)	2,311	355,640
Mueller Water Products, Inc., Class A	23,940	289,435
Nexstar Broadcasting Group, Inc., Class A (11)	1,385	73,017

Description	Shares or Principal Amount	Value
Common Stocks Purchased Long (continued)

United States (continued)
NextEra Energy, Inc.	3,780	$457,153
Noble Energy, Inc. (11)	19,851	684,462
Norfolk Southern Corp.	5,680	533,352
Olin Corp. (11)	9,110	197,140
Owens Corning	7,370	404,760
Pfizer, Inc.	5,490	191,052
Phillips 66	2,635	206,716
Pinnacle Foods, Inc.	7,510	380,381
Pioneer Natural Resources Co. (11)	3,662	655,681
Pitney Bowes, Inc. (11)	11,080	207,861
PPG Industries, Inc.	5,440	575,987
PTC, Inc. (2)(11)	14,270	608,901
PVH Corp. (11)	5,410	582,982
Quorum Health Corp. (2)	1,936	11,906
Raytheon Co.	1,997	279,840
S&P Global, Inc.	1,795	221,754
Sealed Air Corp. (11)	17,025	802,388
SemGroup Corp., Class A	12,220	380,042
Sinclair Broadcast Group, Inc., Class A (11)	1,937	55,166
Sirius XM Holdings, Inc. (2)(11)	79,360	328,550
Southwest Airlines Co. (11)	13,065	481,837
St. Jude Medical, Inc. (11)	8,527	664,424
Starbucks Corp.	6,963	391,529
Steven Madden, Ltd. (2)	8,240	289,142
Synovus Financial Corp.	13,270	438,972
Total System Services, Inc. (11)	10,275	506,044
Tribune Media Co., Class A (11)	5,759	219,303
Tyson Foods, Inc., Class A	5,490	414,879
Union Pacific Corp.	4,455	425,586
Univar, Inc. (2)	13,265	274,453
Vail Resorts, Inc.	2,690	426,177
Valero Energy Corp. (11)	8,364	462,947
Verizon Communications, Inc. (11)	13,048	682,802
Visa, Inc., Class A	4,840	391,556
Vista Outdoor, Inc. (2)(11)	2,220	88,400
Visteon Corp.	4,835	341,834
Vulcan Materials Co.	1,220	138,921
WR Grace & Co. (11)	14,125	1,103,586
Wyndham Worldwide Corp. (11)	10,210	722,766
Yahoo!, Inc. (2)(11)	15,850	677,587

		42,836,422

Total Common Stocks Purchased Long (identified cost $45,920,040)		49,232,235

Convertible Bonds Purchased Long — 0.9%

United States — 0.9%
Ascent Capital Group, Inc., 4.000%, 7/15/2020	$165,000	117,150
Cobalt International Energy, Inc., 3.125%, 5/15/2024	186,000	75,330
DISH Network Corp., 3.375%, 8/15/2026 (6)	347,000	363,699
SunEdison, Inc., 5.000%, 7/2/2018 (6)(10)	149,000	98,992
Tesla Motors, Inc., 1.500%, 6/1/2018	179,000	301,839

Total Convertible Bonds Purchased Long (identified cost $914,214)		957,010

Corporate Bonds & Notes Purchased Long — 2.5%

Canada — 0.4%
Valeant Pharmaceuticals International Inc., 6.125%, 4/15/2025 (6)	466,000	410,662

(See Notes which are an integral part of the Financial Statements)

August 31, 2016

Schedules of Investments

Alternative Strategies Fund (continued)

Description	Shares, Principal Amount, or Units	Value
Corporate Bonds & Notes Purchased Long (continued)

Canada (continued)
Niska Gas Storage, Ltd., 6.500%, 4/1/2019	$75,000	$74,438

		485,100

Cayman Islands — 0.1%
Transocean, Inc., 9.000%, 7/15/2023 (6)	144,000	139,320

Ireland — 0.2%
Endo, Ltd., 6.500%, 2/1/2025 (6)	211,000	188,318

Luxembourg — 0.0%
Intelsat Luxembourg SA, 7.750%, 6/1/2021	21,000	6,300

United States — 1.8%
Constellis Holdings LLC, 9.750%, 5/15/2020 (6)	48,000	46,440
Sun Products Corp., 7.750%, 3/15/2021 (6)	60,000	62,325
Goodman Networks, Inc., 12.125%, 7/1/2018	194,000	97,000
Midstates Petroleum Co., Inc., 10.000%, 6/1/2020 (10)	72,000	48,600
United Rentals North America, Inc., 4.625%, 7/15/2023	149,000	152,993
Wise Metals Group LLC, 8.750%, 12/15/2018 (6)	328,000	339,480
Rose Rock Midstream LP, 5.625%, 7/15/2022	535,215	495,074
Cenveo Corp., 6.000%, 8/1/2019 (6)	189,000	168,210
Cengage Learning, Inc., 9.500%, 6/15/2024 (6)	72,000	73,980
Global Partners LP, 6.250%, 7/15/2022	61,000	55,205
Corporate Risk Holdings LLC, 9.500%, 7/1/2019 (6)	53,000	50,350
BI-LO LLC, 9.250%, 2/15/2019 (6)	63,000	54,337
Flagstar Bancorp, Inc., 6.125%, 7/15/2021 (6)	86,000	87,896
Xerium Technologies, Inc., 9.500%, 8/15/2021 (6)	32,000	32,880
APX Group, Inc., 7.875%, 12/1/2022 (6)	8,000	8,460
Quorum Health Corp., 11.625%, 4/15/2023 (6)	179,000	152,597
Syncora Guarantee Inc.:
6.000%, 9/30/2017 (2)(16)	10,900	8,557
5.000%, 9/30/2017 (2)(16)	2,555	2,236

		1,936,620

Total Corporate Bonds & Notes Purchased Long (identified cost $2,455,581)		2,755,658

Exchange Traded Funds Purchased Long — 0.2%

United States — 0.2%
SPDR Gold Shares (2)	1,440	179,683

Total Exchange Traded Funds Purchased Long (identified cost $186,803)		179,683

Limited Partnership Units Purchased Long — 1.6%

United States — 1.6%
CrossAmerica Partners LP	22,480	584,480
DCP Midstream Partners LP	23,825	780,745

Description	Contracts, Principal Amount, or Units	Value
Limited Partnership Units Purchased Long (continued)

United States (continued)
Plains All American Pipeline LP	3,310	$92,879
Rose Rock Midstream LP	11,365	285,489

Total Limited Partnership Units Purchased Long (identified cost $1,317,071)		1,743,593

Preferred Stocks Purchased Long — 0.1%

United States — 0.1%
Sanchez Energy Corp., 6.500%	2,992	79,475

Total Preferred Stocks Purchased Long (identified cost $70,142)		79,475

Purchased Call Options — 0.1%

United States — 0.1%
Twitter, Inc., Exercise Price: $16.00, 9/16/2016 (2)	103	34,093
Expedia, Inc., Exercise Price: $110.00, 9/16/2016 (2)	12	2,172
S&P 500 Index, Exercise Price: $2,145.00, 9/16/2016 (2)	11	39,270

Total Purchased Call Options (identified cost $88,645)		75,535

Purchased Put Options — 0.1%

United States — 0.1%
SPDR S&P 500 ETF Trust, Exercise Price: $194.00, 9/30/2016 (2)	13	299
Noble Energy, Inc., Exercise Price: $30.00, 9/16/2016 (2)	86	860
iShares Russell 2000 ETF, Exercise Price: $107.00, 9/16/2016 (2)	21	84
International Business Machines Corp., Exercise Price: $160.00, 9/16/2016 (2)	11	3,168
Icahn Enterprises LP, Exercise Price: $50.00, 9/16/2016 (2)	17	1,360
Adobe Systems, Inc., Exercise Price: $95.00, 9/16/2016 (2)	18	216
Accenture PLC, Exercise Price: $100.00, 9/16/2016 (2)	69	345
S&P 500 Index:
Exercise Price: $2,185.00, 9/16/2016 (2)	12	32,400
Exercise Price: $2,180.00, 9/16/2016 (2)	7	15,750
Exercise Price: $2,150.00, 9/16/2016 (2)	80	94,800
Hormel Foods Corp.:
Exercise Price: $38.00, 9/16/2016 (2)	31	1,395
Exercise Price: $40.00, 9/16/2016 (2)	31	6,355

Total Purchased Put Options (identified cost $399,791)		157,032

U.S. Government & U.S. Government Agency Obligations Purchased Long — 0.0%

U.S. Treasury Bonds & Notes — 0.0%
United States Treasury Bond, 3.000%, 11/15/2045	$22,000	25,643

Total U.S. Government & U.S. Government Agency Obligations Purchased Long (identified cost $23,158)		25,643

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Alternative Strategies Fund (continued)

Description	Shares or Principal Amount	Value
Short-Term Investments — 44.7%

Mutual Funds — 35.6%
State Street Institutional Liquid Reserves Fund — Premier Class, 0.430%, 12/31/2031	38,891,240	$38,891,240

U.S. Treasury Bills — 9.1%
United States Treasury Bill, 0.262%, 9/15/2016 (11)(12)	$10,000,000	9,999,260

Total Short-Term Investments (identified cost $48,890,209)		48,890,500

Total Investments — 102.3% (identified cost $107,908,068)		111,922,712
Other Assets and Liabilities — 25.5%		27,877,919
Securities Sold Short and Written Options (see below) — (27.8)%		(30,386,637)

Total Net Assets — 100.0%		$109,413,994

Securities Sold Short & Written Options — (27.8)%

Common Stocks Sold Short — (21.4)%

Belgium — (0.2)%
UCB SA	(2,589)	$(212,578)

Bermuda — (0.1)%
Axalta Coating Systems Ltd. (2)	(5,180)	(148,252)

British Virgin Islands — (0.1)%
Luxoft Holding, Inc. (2)	(1,900)	(97,489)

Canada — (0.4)%
Canadian Western Bank	(7,880)	(158,213)
Home Capital Group, Inc.	(6,840)	(152,823)
National Bank of Canada	(4,620)	(162,373)

		(473,409)

Germany — (0.2)%
Deutsche Lufthansa AG	(14,760)	(171,967)

India — (0.4)%
Infosys, Ltd., ADR	(28,507)	(452,121)

Ireland — (0.4)%
Accenture PLC, Class A	(3,310)	(380,650)

Japan — (0.3)%
Toyota Motor Corp. ADR	(2,873)	(346,570)

Luxembourg — (0.0)%
SES SA	(1,403)	(32,223)

Netherlands — (1.3)%
LyondellBasell Industries NV, Class A	(7,992)	(630,489)
Schlumberger, Ltd.	(7,686)	(607,194)
Sensata Technologies Holding NV (2)	(5,400)	(205,632)

		(1,443,315)

Switzerland — (0.3)%
Roche Holding AG	(1,515)	(369,373)

United Kingdom — (0.8)%
Inmarsat PLC	(17,411)	(176,276)
LivaNova PLC (2)	(4,115)	(246,982)
Nielsen NV	(2,786)	(148,438)
Royal Mail PLC	(38,100)	(257,159)

		(828,855)

Description	Shares	Value
Securities Sold Short & Written Options (continued)

Common Stocks Sold Short (continued)

United States — (16.9)%
Abbott Laboratories	(10,817)	$(454,530)
ABIOMED, Inc. (2)	(1,280)	(150,963)
Activision Blizzard, Inc.	(4,384)	(181,366)
Adobe Systems, Inc. (2)	(1,145)	(117,145)
Ameren Corp.	(3,700)	(182,854)
American Airlines Group, Inc.	(5,290)	(192,027)
American Eagle Outfitters, Inc.	(9,070)	(168,158)
Amphenol Corp., Class A	(6,803)	(423,895)
Apache Corp.	(2,568)	(127,630)
Autoliv, Inc.	(1,395)	(148,121)
Bed Bath & Beyond, Inc.	(2,547)	(118,104)
Best Buy Co., Inc.	(3,363)	(129,408)
Big Lots, Inc.	(4,000)	(197,280)
BofI Holding, Inc. (2)	(7,137)	(153,446)
Brown-Forman Corp., Class B	(3,950)	(191,773)
Centene Corp. (2)	(2,900)	(198,041)
Charter Communications, Inc., Class A (2)	(2,025)	(520,956)
Chevron Corp.	(3,203)	(322,158)
Church & Dwight Co., Inc.	(1,900)	(188,898)
Clorox Co.	(1,805)	(236,527)
Coach, Inc.	(1,306)	(49,863)
Cognizant Technology Solutions Corp., Class A (2)	(3,270)	(187,829)
ConocoPhillips	(8,489)	(348,473)
Consolidated Edison, Inc.	(3,000)	(225,750)
Corning, Inc.	(29,544)	(670,353)
Crown Castle International Corp.	(2,386)	(226,121)
Cummins, Inc.	(1,590)	(199,720)
Darden Restaurants, Inc.	(5,380)	(331,623)
DaVita HealthCare Partners, Inc. (2)	(1,500)	(96,945)
Dick’s Sporting Goods, Inc.	(182)	(10,665)
Dillard’s, Inc., Class A	(165)	(9,940)
Dow Chemical Co.	(3,900)	(209,196)
Electronic Arts, Inc. (2)	(6,485)	(526,777)
EOG Resources, Inc.	(3,550)	(314,140)
EPAM Systems, Inc. (2)	(1,450)	(98,905)
Equinix, Inc.	(1,109)	(408,833)
Eversource Energy	(4,210)	(227,214)
Foot Locker, Inc.	(178)	(11,684)
Ford Motor Co.	(42,753)	(538,688)
GameStop Corp., Class A	(373)	(10,589)
Gap, Inc.	(450)	(11,191)
GATX Corp.	(5,510)	(241,614)
GNC Holdings, Inc., Class A	(405)	(8,517)
Great Plains Energy, Inc.	(9,550)	(259,378)
Hanesbrands, Inc.	(3,495)	(92,757)
Hibbett Sports, Inc. (2)	(1,585)	(60,816)
Honeywell International, Inc.	(1,280)	(149,389)
Hormel Foods Corp.	(7,700)	(294,602)
HSN, Inc.	(3,250)	(135,785)
International Business Machines Corp.	(5,303)	(842,541)
J.C. Penney Co., Inc. (2)	(17,797)	(167,826)
Kohl’s Corp.	(261)	(11,583)
L Brands, Inc.	(2,044)	(155,773)
Lands’ End, Inc. (2)	(1,460)	(25,696)
Macy’s, Inc.	(292)	(10,565)
Motorola Solutions, Inc.	(1,400)	(107,786)
MSC Industrial Direct Co., Inc., Class A	(1,300)	(94,952)
National Oilwell Varco, Inc.	(15,509)	(520,172)
New Media Investment Group, Inc.	(5,893)	(94,170)
NII Holdings, Inc. (2)	(7,267)	(24,199)
Nordstrom, Inc.	(257)	(12,968)
Occidental Petroleum Corp.	(8,108)	(623,100)
Parker-Hannifin Corp.	(6,693)	(820,093)
Praxair, Inc.	(3,783)	(461,677)

(See Notes which are an integral part of the Financial Statements)

August 31, 2016

Schedules of Investments

Alternative Strategies Fund (continued)

Description	Shares or Principal Amount	Value
Securities Sold Short & Written Options (continued)

Common Stocks Sold Short (continued)

United States (continued)
Primerica, Inc.	(6,771)	$(385,473)
Quad Graphics, Inc.	(4,213)	(114,130)
QUALCOMM, Inc.	(2,560)	(161,459)
Sanchez Energy Corp. (2)	(6,350)	(54,546)
ServiceMaster Global Holdings, Inc. (2)	(2,650)	(98,872)
Spirit AeroSystems Holdings, Inc., Class A (2)	(3,400)	(155,788)
SS&C Technologies Holdings, Inc.	(6,130)	(201,984)
Target Corp.	(3,900)	(273,741)
TerraForm Power, Inc., Class A	(2,200)	(28,248)
Tesla Motors, Inc. (2)	(1,436)	(304,446)
Twenty-First Century Fox, Inc., Class A	(10,780)	(264,541)
Under Armour, Inc., Class A (2)	(4,681)	(185,508)
Union Pacific Corp.	(2,755)	(263,185)
Unum Group	(4,200)	(149,562)
USG Corp. (2)	(5,210)	(142,910)
VeriSign, Inc. (2)	(2,400)	(178,680)
VF Corp.	(3,210)	(199,181)
Walt Disney Co.	(4,929)	(465,593)
Wendy’s Co.	(19,000)	(193,610)
Whirlpool Corp.	(1,010)	(180,426)
Williams-Sonoma, Inc.	(190)	(10,002)
Workday, Inc., Class A (2)	(1,580)	(133,968)
YRC Worldwide, Inc. (2)	(1,406)	(16,296)

		(18,495,887)

Total Common Stocks Sold Short (proceeds $(23,002,070))		(23,452,689)

Corporate Bonds & Notes Sold Short — (1.5)%

Canada — (0.4)%
Valeant Pharmaceuticals International, Inc., 5.375%, 3/15/2020 (6)	$(466,000)	(441,535)

United States — (1.1)%
APX Group, Inc., 8.750%, 12/1/2020	(80,000)	(77,300)
Chemours Co., 6.625%, 5/15/2023	(100,600)	(97,079)
Endo Finance LLC, 5.750%, 1/15/2022 (6)	(211,000)	(197,681)
Gap, Inc., 5.950%, 4/12/2021	(277,000)	(300,540)
International Lease Finance Corp., 5.875%, 8/15/2022	(194,000)	(219,705)
Macy’s Retail Holdings, Inc., 4.500%, 12/15/2034	(48,000)	(45,569)
Sungard Availability Services Capital, Inc., 8.750%, 4/1/2022 (6)	(54,000)	(30,240)
United Rentals North America, Inc., 5.750%, 11/15/2024	(147,000)	(154,350)
Wynn Las Vegas LLC, 5.500%, 3/1/2025 (6)	(36,000)	(36,495)

		(1,158,959)

Total Corporate Bonds & Notes Sold Short (proceeds $(1,516,708))		(1,600,494)

Description	Shares, Contracts, or Units	Value
Exchange Traded Funds Sold Short — (4.4)%

United States — (4.4)%
Alerian MLP	(10,830)	$(135,700)
Consumer Discretionary Select Sector SPDR	(1,165)	(93,852)
Consumer Staples Select Sector SPDR	(17,606)	(958,119)
CurrencyShares Euro Trust (2)	(5,300)	(575,845)
Energy Select Sector SPDR	(8,785)	(602,124)
Industrial Select Sector SPDR	(790)	(46,286)
iShares Nasdaq Biotechnology	(116)	(32,583)
iShares Russell 2000	(1,165)	(143,551)
iShares Russell 2000 Growth	(2,500)	(367,775)
iShares Russell Mid-Cap	(430)	(75,018)
iShares Russell Mid-Cap Growth	(3,875)	(378,084)
iShares Russell Mid-Cap Value	(2,692)	(206,692)
SPDR S&P 500 Trust	(5,341)	(1,161,347)

Total Exchange Traded Funds Sold Short (proceeds $(4,632,236))		(4,776,976)

Limited Partnership Units Sold Short — (0.0)%

United States — (0.0)%
Icahn Enterprises LP	(607)	(31,613)

Total Limited Partnership Units Sold Short (proceeds $(35,428))		(31,613)

Written Call Options — (0.4)%

United States — (0.4)%
Buffalo Wild Wings, Inc., Exercise Price: $160.00, 9/16/2016 (2)	(6)	(2,592)
Delta Air Lines, Inc., Exercise Price: $41.00, 9/16/2016 (2)	(14)	(140)
Halozyme Therapeutics, Inc.:
Exercise Price: $10.00, 12/16/2016 (2)	(37)	(5,217)
Exercise Price: $10.00, 9/16/2016 (2)	(39)	(1,755)
HD Supply Holdings, Inc., Exercise Price: $35.00, 9/16/2016 (2)	(17)	(3,018)
Hertz Global Holdings, Inc., Exercise Price: $50.00, 9/16/2016 (2)	(7)	(945)
Intrexon Corp.:
Exercise Price: $27.00, 10/21/2016 (2)	(24)	(4,320)
Exercise Price: $26.00, 10/21/2016 (2)	(12)	(2,796)
Exercise Price: $25.00, 10/21/2016 (2)	(13)	(3,445)
Exercise Price: $26.00, 9/16/2016 (2)	(11)	(1,089)
iShares Russell 2000 Growth ETF, Exercise Price: $142.00, 9/16/2016 (2)	(13)	(7,475)
Las Vegas Sands Corp., Exercise Price: $49.00, 10/21/2016 (2)	(10)	(2,460)
LyondellBasell Industries NV, Class A:
Exercise Price: $80.00, 9/16/2016 (2)	(5)	(570)
Exercise Price: $78.00, 9/16/2016 (2)	(5)	(1,200)
S&P 500 Index:
Exercise Price: $2,200.00, 9/16/2016 (2)	(93)	(40,920)
Exercise Price: $2,185.00, 9/16/2016 (2)	(12)	(11,664)
Exercise Price: $2,180.00, 9/16/2016 (2)	(7)	(8,498)

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Alternative Strategies Fund (continued)

Description	Contracts	Value
Written Call Options (continued)

United States (continued)
Exercise Price: $2,150.00, 9/16/2016 (2)	(80)	$(247,600)
Sirius XM Holdings, Inc., Exercise Price: $4.00, 9/16/2016 (2)	(89)	(1,424)
SPDR S&P 500 ETF Trust:
Exercise Price: $208.00, 10/21/2016 (2)	(25)	(25,925)
Exercise Price: $205.00, 10/21/2016 (2)	(27)	(35,505)
Exercise Price: $214.00, 9/16/2016 (2)	(9)	(3,852)
Tyson Foods, Inc., Class A:
Exercise Price: $75.00, 9/16/2016 (2)	(13)	(2,015)
Exercise Price: $73.00, 9/16/2016 (2)	(13)	(4,303)

Total Written Call Options (proceeds $(679,665))		(418,728)

Written Put Options — (0.1)%

United States — (0.1)%
iShares Russell 2000 ETF, Exercise Price: $89.00, 9/30/2016 (2)	(21)	(21)
S&P 500 Index:
Exercise Price: $2,145.00, 9/16/2016 (2)	(11)	(11,770)
Exercise Price: $2,140.00, 9/16/2016 (2)	(64)	(61,760)
Exercise Price: $2,125.00, 9/16/2016 (2)	(44)	(32,560)
SPDR S&P 500 ETF Trust, Exercise Price: $161.00, 9/30/2016 (2)	(13)	(26)

Total Written Put Options (proceeds $(193,302))		(106,137)

Total Securities Sold Short & Written Options (proceeds $(30,059,409))		$(30,386,637)

Industry Allocation
Industry	Value	% of Total Net Assets
Common Stocks Purchased Long
Aerospace/Defense	$515,403	0.5%
Airlines	1,057,893	1.0
Apparel	289,142	0.3
Auto Parts & Equipment	1,155,970	1.0
Banks	438,972	0.4
Beverages	2,023,209	1.8
Biotechnology	1,191,980	1.1
Building Materials	993,069	0.9
Chemicals	5,104,048	4.7
Commercial Services	1,325,710	1.2
Computers	2,474,387	2.3
Distribution/Wholesale	455,137	0.4
Diversified Financial Services	412,231	0.4
Electric	1,072,971	1.0
Electronics	1,290,946	1.2
Entertainment	426,177	0.4
Food	1,091,234	1.0
Healthcare-Products	2,205,070	2.0
Healthcare-Services	11,906	0.0
Holding Companies-Diversified	573,235	0.5

Industry Allocation (continued)
Industry	Value	% of Total Net Assets
Insurance	$13,104	0.0%
Internet	3,884,462	3.5
Leisure Time	88,400	0.1
Lodging	1,177,166	1.1
Media	3,627,665	3.3
Metal Fabricate/Hardware	289,435	0.3
Mining	99,888	0.1
Miscellaneous Manufacturing	746,246	0.7
Office/Business Equipment	207,861	0.2
Oil & Gas	2,872,876	2.6
Oil & Gas Services	1,244,255	1.1
Packaging & Containers	1,449,911	1.3
Pharmaceuticals	923,286	0.8
Pipelines	840,400	0.8
Retail	3,028,737	2.8
Semiconductors	825,251	0.7
Software	1,411,402	1.3
Telecommunications	931,037	0.8
Textiles	503,225	0.5
Transportation	958,938	0.9

Total Common Stocks Purchased Long	49,232,235	45.0
Bank Loans Purchased Long	7,826,348	7.1
Convertible Bonds Purchased Long	957,010	0.9
Corporate Bonds & Notes Purchased Long
Commercial Services	426,453	0.4
Distribution/Wholesale	55,205	0.1
Food	54,338	0.0
Healthcare-Services	152,598	0.1
Household Products/Wares	62,325	0.1
Insurance	10,792	0.0
Machinery-Diversified	32,880	0.0
Metal Fabricate/Hardware	339,480	0.3
Oil & Gas	187,920	0.2
Pharmaceuticals	598,980	0.5
Pipelines	569,511	0.5
Savings & Loans	87,896	0.1
Software	73,980	0.1
Telecommunications	103,300	0.1

Total Corporate Bonds & Notes Purchased Long	2,755,658	2.5
Exchange Traded Funds Purchased Long	179,683	0.2
Limited Partnership Units Purchased Long	1,743,593	1.6
Preferred Stocks Purchased Long	79,475	0.1
Purchased Call Options	75,535	0.1
Purchased Put Options	157,032	0.1
U.S. Government & U.S Government Agency Obligations Purchased Long	25,643	0.0
Short-Term Investments	48,890,500	44.7

Total Investments	111,922,712	102.3
Other Assets and Liabilities	27,877,919	25.5
Securities Sold Short & Written Options (see below)	(30,386,637)	(27.8)

Total Net Assets	$109,413,994	100.0%

Securities Sold Short & Written Options
Common Stocks Sold Short
Aerospace/Defense	$(155,788)	(0.1)%
Airlines	(363,994)	(0.3)
Apparel	(477,446)	(0.4)
Auto Manufacturers	(1,189,704)	(1.1)
Auto Parts & Equipment	(148,121)	(0.1)
Banks	(473,409)	(0.4)
Beverages	(191,772)	(0.2)

(See Notes which are an integral part of the Financial Statements)

August 31, 2016

Schedules of Investments

Alternative Strategies Fund (continued)

Industry Allocation (continued)
Industry	Value	% of Total Net Assets
Building Materials	$(142,910)	(0.1)%
Chemicals	(1,449,614)	(1.3)
Commercial Services	(361,440)	(0.3)
Computers	(2,059,534)	(1.9)
Electric	(895,196)	(0.8)
Electronics	(1,449,269)	(1.3)
Energy-Alternate Sources	(28,248)	(0.0)
Food	(294,602)	(0.3)
Healthcare-Products	(852,476)	(0.8)
Healthcare-Services	(294,986)	(0.3)
Home Furnishings	(180,426)	(0.2)
Household Products/Wares	(425,425)	(0.4)
Insurance	(535,035)	(0.5)
Internet	(298,546)	(0.3)
Machinery-Diversified	(199,720)	(0.2)
Media	(1,251,091)	(1.2)
Miscellaneous Manufacturing	(820,093)	(0.8)
Oil & Gas	(1,790,047)	(1.6)
Oil & Gas Services	(1,127,366)	(1.0)
Pharmaceuticals	(581,952)	(0.5)
Real Estate Investment Trusts	(634,954)	(0.6)
Retail	(2,184,645)	(2.0)
Savings & Loans	(153,445)	(0.1)
Semiconductors	(161,459)	(0.2)
Software	(1,161,239)	(1.1)
Telecommunications	(340,484)	(0.3)
Transportation	(536,640)	(0.5)
Trucking & Leasing	(241,613)	(0.2)

Total Common Stocks Sold Short	(23,452,689)	(21.4)
Corporate Bonds & Notes Sold Short
Chemicals	(97,079)	(0.1)
Commercial Services	(231,650)	(0.2)
Computers	(30,240)	(0.0)
Diversified Financial Services	(219,705)	(0.2)
Lodging	(36,495)	(0.1)
Pharmaceuticals	(639,215)	(0.6)
Retail	(346,110)	(0.3)

Total Corporate Bonds & Notes Sold Short	(1,600,494)	(1.5)
Exchange Traded Funds Sold Short	(4,776,976)	(4.4)
Limited Partnership Units Sold Short	(31,613)	(0.0)
Written Call Options	(418,728)	(0.4)
Written Put Options	(106,137)	(0.1)

Total Securities Sold Short & Written Options	$(30,386,637)	(27.8)%

Global Long/Short Equity Fund

Description	Shares	Value
Common Stocks Purchased Long — 98.3%

Australia — 0.9%
Regis Resources, Ltd.	13,393	$37,242

Austria — 0.1%
Austria Technologie & Systemtechnik AG (1)	500	6,023

Bermuda — 4.4%
Argo Group International Holdings, Ltd. (11)	1,216	68,996

Description	Shares	Value
Common Stocks Purchased Long (continued)

Bermuda (continued)
Aspen Insurance Holdings, Ltd. (11)	1,712	$78,684
BW LPG, Ltd. (6)	3,553	9,381
Everest Re Group, Ltd. (1)	101	19,531
Skyworth Digital Holdings, Ltd.	10,000	7,412

		184,004

Canada — 8.2%
Celestica, Inc. (2)	1,620	17,270
Dream Global Real Estate Investment Trust	2,974	20,297
Genworth MI Canada, Inc. (11)	3,148	82,121
George Weston, Ltd. (11)	972	83,681
Just Energy Group, Inc. (1)	1,780	9,800
Lucara Diamond Corp.	5,905	16,210
Medical Facilities Corp. (1)	851	13,283
Parex Resources, Inc. (2)	2,269	26,853
Pure Industrial Real Estate Trust	4,823	20,227
SEMAFO, Inc. (2)	7,131	30,288
Seven Generations Energy, Ltd., Class A (2)	651	14,992
Transcontinental, Inc.	921	13,484

		348,506

Cayman Islands — 0.7%
China Dongxiang Group Co., Ltd.	86,000	17,294
China High Speed Transmission Equipment Group Co., Ltd.	11,000	10,139

		27,433

China — 0.4%
China Machinery Engineering Corp., Class H	30,000	18,253

France — 1.5%
Boiron SA	300	27,607
IPSOS	530	17,405
Peugeot SA (2)	1,173	17,304

		62,316

Germany — 1.3%
Software AG (11)	1,348	53,559

Greece — 0.4%
JUMBO SA	1,356	16,562

Hungary — 0.9%
Richter Gedeon Nyrt	1,762	36,146

Indonesia — 0.4%
Tambang Batubara Bukit Asam Persero Tbk PT	24,400	18,256

Ireland — 0.4%
Seagate Technology PLC	550	18,557

Israel — 1.9%
Bezeq — The Israeli Telecommunication Corp., Ltd.	40,722	81,735

Italy — 0.7%
Amplifon SpA (1)	2,653	27,891

Japan — 10.9%
Futaba Corp.	1,100	16,490
G-Tekt Corp.	300	5,335
Heiwado Co., Ltd.	1,600	28,794
Kato Sangyo Co., Ltd.	200	4,386
Kawasaki Kisen Kaisha, Ltd. (1)	25,000	63,065
Monex Group, Inc. (1)	9,600	23,104
Nippon Flour Mills Co., Ltd.	1,000	6,940
Nippon Road Co., Ltd. (11)	1,000	3,856

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Global Long/Short Equity Fund (continued)

Description	Shares	Value
Common Stocks Purchased Long (continued)

Japan (continued)
Nippon Telegraph & Telephone Corp. (11)	1,800	$79,088
Okinawa Electric Power Co., Inc.	400	8,157
Paramount Bed Holdings Co., Ltd.	1,300	46,866
Press Kogyo Co., Ltd.	3,200	13,732
Sanyo Denki Co., Ltd.	1,000	5,190
Sapporo Holdings, Ltd. (11)	3,600	88,308
Shimachu Co., Ltd. (1)	1,200	26,803
Takaoka Toko Co., Ltd.	400	7,260
Wakita & Co., Ltd.	1,600	11,258
Warabeya Nichiyo Co., Ltd.	800	14,606
Yorozu Corp.	700	8,944

		462,182

Jersey — 0.1%
WNS Holdings, Ltd. (1)(2)	137	4,018

Luxembourg — 0.7%
Orion Engineered Carbons SA	824	14,824
Trinseo SA	239	13,828

		28,652

Mexico — 0.2%
Industrias Bachoco SAB de CV	1,870	8,301

Netherlands — 3.2%
Boskalis Westminster (11)	1,647	58,881
LyondellBasell Industries NV, Class A (11)	945	74,551

		133,432

New Zealand — 0.9%
Air New Zealand, Ltd.	23,296	38,202

Poland — 0.7%
Asseco Poland SA	2,059	30,034

Singapore — 1.1%
SATS, Ltd.	13,800	47,707

South Korea — 1.2%
Samsung Electronics Co., Ltd.	34	49,399

United Kingdom — 4.1%
Berkeley Group Holdings PLC	938	32,912
Debenhams PLC	16,086	12,801
Greggs PLC	1,532	20,862
Imperial Brands PLC	1,073	56,269
QinetiQ Group PLC	2,647	8,012
WH Smith PLC	2,207	44,167

		175,023

United States — 53.0%
American Axle & Manufacturing Holdings, Inc. (1)(2)	658	11,278
Amkor Technology, Inc. (2)(11)	6,583	59,905
ArcBest Corp. (11)	2,858	52,330
Avis Budget Group, Inc. (2)	502	18,137
Benchmark Electronics, Inc. (1)(2)	1,615	38,954
Best Buy Co., Inc. (1)	1,500	57,720
BioTelemetry, Inc. (1)(2)	1,827	33,745
Cabot Corp.	442	22,038
Chemed Corp. (1)	500	67,465
Cooper Tire & Rubber Co. (11)	1,951	66,315
Datalink Corp. (2)	615	5,990
DuPont Fabros Technology, Inc. (11)	1,906	80,814
Employers Holdings, Inc. (1)	696	21,207
Ennis, Inc. (1)	1,264	20,957

Description	Shares	Value
Common Stocks Purchased Long (continued)

United States (continued)
GameStop Corp., Class A (1)	864	$24,529
General Growth Properties, Inc. (1)	1,541	44,905
Gilead Sciences, Inc. (1)	564	44,206
Great Plains Energy, Inc.	400	10,864
Highwoods Properties, Inc. (1)	702	37,234
Hope Bancorp, Inc. (1)	794	13,657
Huntington Ingalls Industries, Inc. (11)	346	57,149
ICU Medical, Inc. (2)	165	20,587
INC Research Holdings, Inc. (1)(2)	592	25,829
Ingredion, Inc. (11)	572	78,341
Lear Corp. (11)	734	85,357
Magellan Health, Inc. (2)	833	47,581
Masimo Corp. (2)(11)	1,156	68,366
Merit Medical Systems, Inc. (2)(11)	2,217	53,740
Milestone Apartments Real Estate Investment Trust	2,387	35,840
Natus Medical, Inc. (1)(2)	600	23,346
Navigators Group, Inc. (11)	568	53,369
NetApp, Inc. (1)	504	17,433
NETGEAR, Inc. (2)(11)	1,192	67,944
Nordstrom, Inc. (1)	1,252	63,176
Owens Corning	861	47,286
PG&E Corp. (11)	1,318	81,637
PharMerica Corp. (1)(2)	1,493	37,713
Photronics, Inc. (1)(2)	1,761	16,835
PNM Resources, Inc. (11)	3,098	98,485
Selective Insurance Group, Inc. (11)	1,311	52,309
Sykes Enterprises, Inc. (2)	1,150	33,615
Sysco Corp. (1)	811	42,059
Tanger Factory Outlet Centers (11)	1,470	59,741
Tech Data Corp. (2)(11)	969	71,939
Travelers Cos., Inc. (11)	786	93,306
Tyson Foods, Inc., Class A (1)	439	33,175
United Fire Group, Inc. (1)	405	17,500
United Rentals, Inc. (1)(2)	668	54,983
Unum Group (1)	371	13,211
Wabash National Corp. (1)(2)	1,027	14,327
WellCare Health Plans, Inc. (1)(2)	380	42,826

		2,241,255

Total Common Stocks Purchased Long (identified cost $3,880,217)		4,154,688

Short-Term Investments — 55.1%

Collateral Investment for Securities on Loan — 22.2%
State Street Navigator Securities Lending Prime Portfolio Fund, 0.506% (3)	940,254	940,254

Mutual Funds — 32.9%
State Street Institutional Liquid Reserves Fund — Premier Class, 0.430%	1,390,307	1,390,307

Total Short-Term Investments (identified cost $2,330,561)		2,330,561

Total Investments — 153.4% (identified cost $6,210,778)		6,485,249
Other Assets and Liabilities — (21.6)%		(911,636)
Securities Sold Short (see below) — (31.8)%		(1,346,148)

Total Net Assets — 100.0%		$4,227,465

(See Notes which are an integral part of the Financial Statements)

August 31, 2016

Schedules of Investments

Global Long/Short Equity Fund (continued)

Description	Shares	Value
Securities Sold Short — (31.8)%

Common Stocks Sold Short — (31.8)%

Australia — (0.2)%
Australian Agricultural Co., Ltd. (2)	(4,710)	$(6,283)

Bermuda — (0.3)%
Esprit Holdings, Ltd. (2)	(15,300)	(13,530)

Canada — (1.9)%
Crew Energy, Inc. (2)	(5,343)	(27,053)
First Quantum Minerals, Ltd.	(1,912)	(14,493)
MEG Energy Corp. (2)	(4,755)	(19,652)
Novadaq Technologies, Inc. (2)	(1,500)	(18,390)

		(79,588)

Cayman Islands — (0.5)%
JD.com, Inc. (2)	(862)	(21,903)

China — (0.5)%
China Shipping Container Lines Co., Ltd., Class H (2)	(100,000)	(20,883)

France — (1.3)%
Iliad SA	(140)	(28,867)
Television Francaise 1	(1,237)	(12,065)
Zodiac Aerospace	(697)	(15,860)

		(56,792)

Germany — (0.6)%
Bertrandt AG	(142)	(15,629)
zooplus AG (2)	(68)	(9,572)

		(25,201)

Japan — (7.3)%
Don Quijote Holdings Co., Ltd.	(900)	(29,401)
Fuji Seal International, Inc.	(500)	(18,992)
GMO Payment Gateway, Inc.	(200)	(9,221)
Hoshizaki Corp.	(100)	(7,993)
Kose Corp.	(200)	(17,938)
Kusuri No Aoki Co., Ltd.	(600)	(21,950)
MISUMI Group, Inc.	(2,900)	(50,620)
MonotaRO Co., Ltd.	(1,200)	(30,283)
Nisshin Seifun Group, Inc.	(1,700)	(24,038)
Rakuten, Inc.	(3,600)	(45,372)
SMC Corp.	(100)	(28,164)
Suntory Beverage & Food, Ltd.	(600)	(23,805)

		(307,777)

Netherlands — (0.8)%
TomTom NV (2)	(3,808)	(34,962)

Norway — (0.9)%
Schibsted ASA	(1,177)	(37,375)

Spain — (0.5)%
Cellnex Telecom SA (6)	(1,320)	(23,043)

Sweden — (1.1)%
AAK AB	(404)	(29,401)
Wallenstam AB	(1,986)	(16,959)

		(46,360)

United Kingdom — (4.6)%
Associated British Foods PLC	(886)	(35,380)
Balfour Beatty PLC (2)	(4,972)	(18,431)
Just Eat PLC (2)	(4,760)	(33,816)
Liberty Global PLC (2)	(969)	(30,669)
Royal Bank of Scotland Group PLC (2)	(12,324)	(32,609)
Serco Group PLC (2)	(15,228)	(25,596)

Description	Shares	Value
Securities Sold Short (continued)

Common Stocks Sold Short (continued)

United Kingdom (continued)
Sophos Group PLC (6)	(5,407)	$(17,864)

		(194,365)

United States — (11.3)%
Acadia Realty Trust	(437)	(16,143)
Aerojet Rocketdyne Holdings, Inc. (2)	(712)	(12,795)
Aerovironment, Inc. (2)	(820)	(20,287)
Brown-Forman Corp., Class B	(576)	(27,965)
Coeur Mining, Inc. (2)	(2,468)	(31,442)
Deltic Timber Corp.	(146)	(10,356)
Duke Realty Corp.	(1,493)	(41,983)
Education Realty Trust, Inc.	(810)	(36,701)
Financial Engines, Inc.	(342)	(10,934)
Five9, Inc. (2)	(625)	(9,369)
FMC Corp.	(1,043)	(48,958)
Interactive Brokers Group, Inc.	(1,179)	(42,302)
Macquarie Infrastructure Corp.	(562)	(44,926)
Netflix, Inc. (2)	(320)	(31,184)
PHH Corp. (2)	(3,048)	(46,634)
Rayonier, Inc.	(1,349)	(37,138)
Splunk, Inc. (2)	(154)	(8,969)

		(478,086)

Total Securities Sold Short (proceeds $(1,303,548))		$(1,346,148)

Industry Allocation
Industry	Value	% of Total Net Assets
Common Stocks Purchased Long
Advertising	$17,405	0.4%
Agriculture	56,269	1.3
Airlines	38,202	0.9
Auto Manufacturers	31,631	0.8
Auto Parts & Equipment	190,961	4.5
Banks	13,657	0.3
Beverages	88,308	2.1
Biotechnology	44,206	1.0
Building Materials	47,286	1.1
Chemicals	111,413	2.6
Coal	18,256	0.4
Commercial Services	141,403	3.3
Computers	109,647	2.6
Distribution/Wholesale	11,258	0.3
Electric	199,144	4.7
Electrical Components & Equipment	17,399	0.4
Electronics	155,865	3.7
Engineering & Construction	128,697	3.0
Food	292,349	6.9
Gas	9,800	0.2
Healthcare-Products	246,650	5.8
Healthcare-Services	171,155	4.1
Home Builders	32,912	0.8
Home Furnishings	7,412	0.2
Insurance	500,234	11.8
Internet	23,103	0.6
Mining	83,740	2.0
Miscellaneous Manufacturing	13,828	0.3
Oil & Gas	41,845	1.0
Pharmaceuticals	129,358	3.1
Real Estate Investment Trusts	299,058	7.1
Retail	291,847	6.9
Semiconductors	126,140	3.0

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Global Long/Short Equity Fund (continued)

Industry Allocation (continued)
Industry	Value	% of Total Net Assets
Shipbuilding	$57,149	1.4%
Software	53,559	1.3
Telecommunications	228,767	5.4
Transportation	124,775	3.0

Total Common Stocks Purchased Long	4,154,688	98.3
Collateral Investment for Securities on Loan	940,254	22.2
Mutual Funds	1,390,307	32.9

Total Investments	6,485,249	153.4
Other Assets and Liabilities	(911,636)	(21.6)
Securities Sold Short (see below)	(1,346,148)	(31.8)

Total Net Assets	$4,227,465	100.0%

Securities Sold Short
Aerospace/Defense	$(48,942)	(1.2)%
Agriculture	(6,283)	(0.1)
Auto Parts & Equipment	(15,629)	(0.4)
Banks	(32,609)	(0.8)
Beverages	(51,770)	(1.2)
Chemicals	(48,958)	(1.2)
Commercial Services	(54,147)	(1.3)
Computers	(43,460)	(1.0)
Cosmetics/Personal Care	(17,938)	(0.4)
Diversified Financial Services	(99,871)	(2.4)
Engineering & Construction	(18,431)	(0.4)
Food	(88,820)	(2.1)
Forest Products & Paper	(10,356)	(0.2)
Hand/Maching Tools	(28,164)	(0.7)
Healthcare-Products	(18,390)	(0.4)
Home Furnishings	(7,993)	(0.2)
Internet	(209,966)	(5.0)
Media	(80,109)	(1.9)
Metal Fabricate/Hardware	(50,620)	(1.2)
Mining	(45,935)	(1.1)
Oil & Gas	(46,705)	(1.1)
Packaging & Containgers	(18,992)	(0.5)
Real Estate	(16,958)	(0.4)
Real Estate Investment Trusts	(131,965)	(3.1)
Retail	(64,880)	(1.5)
Software	(44,331)	(1.0)
Telecommunications	(23,043)	(0.5)
Transportation	(20,883)	(0.5)

Total Securities Sold Short	$(1,346,148)	(31.8)%

Ultra Short Tax-Free Fund*

Description	Principal Amount	Value
Municipals — 98.9%

Alabama — 5.2%
Chatom Industrial Development Board, 0.875%, 8/1/2037, Call 2/1/2017 (8)	$5,500,000	$5,500,000
Health Care Authority for Baptist Health, 0.850%, 11/1/2042 (8)	14,125,000	14,125,000
Mobile Industrial Development Board, 0.620%, 6/1/2034, Call 9/1/2016 (8)	4,500,000	4,500,000

Description	Principal Amount	Value
Municipals (continued)

Alabama (continued)
Tender Option Bond Trust Receipts/Certificates, 0.840%, 12/1/2030 (6)(8)	$5,085,000	$5,085,000
Other securities		2,057,028

		31,267,028

Arizona — 1.7%
Arizona Health Facilities Authority:
2.410%, 2/5/2020, Call 8/9/2019 (8)	3,250,000	3,323,905
2.410%, 2/5/2020, Call 8/9/2019 (8)	750,000	767,055
Scottsdale Industrial Development Authority, 5.000%, 9/1/2016	140,000	140,000
Scottsdale Industrial Development Authority, FSA, 0.650%, 9/1/2045, Call 9/6/2016 (8)(13)	4,275,000	4,275,000
Other securities		1,889,316

		10,395,276

Arkansas — 1.7%
Arkansas Development Finance Authority:
0.850%, 9/1/2044, Call 9/1/2016 (8)	6,000,000	6,000,000
1.660%, 9/1/2019, Call 3/1/2019 (8)	3,000,000	3,007,350
Other securities		1,192,094

		10,199,444

California — 8.1%
Bay Area Toll Authority:
1.000%, 4/3/2017, Call 10/3/2016 (8)	8,000,000	8,001,520
1.660%, 4/1/2024, Call 10/1/2023 (8)	1,750,000	1,777,562
Deutsche Bank Spears/Lifers Trust, 0.910%, 8/1/2047, Call 10/3/2016 (6)(8)	8,159,000	8,159,000
Northern California Gas Authority No. 1:
1.033%, 7/1/2017 (8)	25,000	24,936
1.063%, 7/1/2019 (8)	7,500,000	7,347,150
Puttable Floating Option Tax-Exempt Receipts, 0.990%, 8/1/2030, Call 10/3/2016 (6)(8)	3,365,000	3,365,000
Tender Option Bond Trust Receipts/Certificates, 0.840%, 8/1/2037, Call 8/1/2017 (6)(8)	2,500,000	2,500,000
Other securities		17,320,458

		48,495,626

Colorado — 1.6%
E-470 Public Highway Authority, 1.740%, 8/31/2017, Call 3/1/2017 (8)	4,600,000	4,607,176
E-470 Public Highway Authority, NATL-RE, 5.250%, 9/1/2016	50,000	50,000
Other securities		4,948,979

		9,606,155

(See Notes which are an integral part of the Financial Statements)

August 31, 2016

Schedules of Investments

Ultra Short Tax-Free Fund* (continued)

Description	Principal Amount	Value
Municipals (continued)

Connecticut — 1.0%
State of Connecticut, 0.810%, 1/1/2018, Call 9/1/2016 (8)	$5,000,000	$5,000,000
Other securities		1,269,187

		6,269,187

Delaware — 0.3%
Other securities		1,900,000

District of Columbia — 0.1%
Other securities		391,088

Florida — 2.7%
Citizens Property Insurance Corp., 5.250%, 6/1/2017	850,000	878,722
Citizens Property Insurance Corp., AGM, 5.000%, 6/1/2017	1,000,000	1,031,960
Citizens Property Insurance Corp., NATL-RE, 5.000%, 3/1/2017	1,720,000	1,757,186
Other securities		12,475,096

		16,142,964

Georgia — 5.8%
Appling County Development Authority, 0.640%, 9/1/2041, Call 9/1/2016 (8)	7,000,000	7,000,000
City of Atlanta, 5.000%, 1/1/2017	4,160,000	4,218,406
Effingham County Industrial Development Authority, 0.640%, 2/1/2038, Call 9/1/2016 (8)	7,500,000	7,500,000
Monroe County Development Authority, 0.640%, 11/1/2048, Call 9/1/2016 (8)	11,300,000	11,300,000
Other securities		4,858,874

		34,877,280

Guam — 0.1%
Other securities		786,199

Idaho — 1.2%
Idaho Housing & Finance Association, 0.800%, 1/1/2038, Call 9/1/2016 (8)	7,400,000	7,400,000

Illinois — 8.8%
Chicago Board of Education, 4.560%, 3/1/2017, Call 10/3/2016 (8)	4,250,000	4,225,860
Illinois Finance Authority, 1.300%, 5/8/2017 (8)	3,350,000	3,355,125
Kane County School District No. 131 Aurora East Side, 1.250%, 6/1/2036, Call 9/20/2016 (8)	8,000,000	8,000,000
State of Illinois:
5.000%, 3/1/2017	1,250,000	1,274,800
5.000%, 4/1/2017	500,000	511,615
5.000%, 5/1/2017	500,000	513,275
5.000%, 1/1/2018	2,000,000	2,088,380
Other securities		33,076,214

		53,045,269

Description	Principal Amount	Value
Municipals (continued)

Indiana — 4.9%
Indiana Finance Authority, 0.650%, 9/1/2016 (8)	$7,000,000	$7,000,000
Indiana Housing & Community Development Authority, GNMA/FNMA/FHLMC COLL, 0.820%, 7/1/2039, Call 10/3/2016 (8)	4,700,000	4,700,000
Tender Option Bond Trust Receipts/Certificates, 0.900%, 4/15/2018 (6)(8)	8,500,000	8,500,000
Other securities		9,455,941

		29,655,941

Iowa — 0.7%
Other securities		3,985,976

Kansas — 0.5%
Other securities		2,730,250

Kentucky — 0.8%
Other securities		4,765,294

Louisiana — 2.5%
East Baton Rouge Sewerage Commission, 0.846%, 8/1/2018, Call 2/1/2018 (8)	6,230,000	6,246,946
Parish of St. James, 0.800%, 11/1/2040, Call 9/1/2016 (8)	4,000,000	4,000,000
Other securities		4,948,096

		15,195,042

Maryland — 0.0%
Other securities		101,323

Massachusetts — 0.2%
Other securities		1,369,112

Michigan — 1.9%
Other securities		11,653,854

Minnesota — 1.5%
Other securities		8,735,453

Mississippi — 1.3%
Mississippi Business Finance Corp., 0.750%, 5/1/2037, Call 11/1/2016 (8)	6,775,000	6,826,964
Other securities		701,494

		7,528,458

Missouri — 0.6%
Other securities		3,431,603

Nebraska — 0.6%
Other securities		3,597,000

Nevada — 0.4%
Other securities		2,375,949

New Jersey — 8.8%
New Jersey Economic Development Authority:
0.850%, 11/1/2040, Call 9/1/2016 (8)	5,875,000	5,875,000
0.850%, 11/1/2040, Call 9/1/2016 (8)	4,800,000	4,800,000
0.870%, 11/1/2031, Call 9/1/2016 (8)	6,365,000	6,365,000
2.246%, 2/1/2018, Call 8/1/2017 (8)	1,750,000	1,751,120

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Ultra Short Tax-Free Fund* (continued)

Description	Principal Amount	Value
Municipals (continued)

New Jersey (continued)
2.360%, 2/1/2018, Call 8/1/2017 (8)	$500,000	$502,785
5.000%, 6/15/2017	250,000	257,303
New Jersey Health Care Facilities Financing Authority, 0.850%, 7/1/2038, Call 9/1/2016 (8)	3,700,000	3,700,000
New Jersey State Turnpike Authority, 0.771%, 1/1/2017, Call 10/3/2016 (8)	5,000,000	5,000,050
New Jersey Transportation Trust Fund Authority:
1.560%, 12/15/2019, Call 6/15/2019 (8)	5,000,000	4,909,500
5.000%, 12/15/2017	1,200,000	1,262,220
New Jersey Turnpike Authority, 1.240%, 1/1/2018, Call 7/1/2017 (8)	200,000	200,582
Tender Option Bond Trust Receipts/Certificates, AGC, 0.950%, 7/1/2038, Call 7/1/2019 (6)(8)	7,002,902	7,002,902
Other securities		11,090,196

		52,716,658

New Mexico — 0.9%
New Mexico Municipal Energy Acquisition Authority, 1.081%, 8/1/2019, Call 2/1/2019 (8)	5,500,000	5,476,460

New York — 6.3%
City of New York, AGM, 0.680%, 11/1/2026 (8)	5,000,000	5,000,000
Metropolitan Transportation Authority, AGM:
0.941%, 5/15/2018, Call 11/15/2017 (8)	4,650,000	4,656,649
0.994%, 11/1/2022, Call 9/1/2016 (8)(13)	3,050,000	2,927,811
1.046%, 11/1/2022, Call 9/7/2016 (8)(13)	3,600,000	3,455,341
New York State Energy Research & Development Authority, NATL-RE, 0.980%, 12/1/2020, Call 9/7/2016 (8)(13)	7,350,000	7,031,054
Other securities		15,050,253

		38,121,108

North Carolina — 0.3%
Other securities		1,928,506

North Dakota — 1.3%
Other securities		8,054,866

Ohio — 3.5%
County of Crawford, 1.430%, 11/1/2017, Call 5/1/2017	5,000,000	5,014,600
Lancaster Port Authority, 1.051%, 8/1/2019, Call 2/1/2019 (8)	5,000,000	4,999,250
State of Ohio:
0.850%, 1/15/2045, Call 9/1/2016 (8)	5,000,000	5,000,000

Description	Principal Amount	Value
Municipals (continued)

Ohio (continued)
0.880%, 1/15/2045, Call 9/1/2016 (8)	$5,500,000	$5,500,000
Other securities		838,219

		21,352,069

Oklahoma — 0.0%
Other securities		145,310

Oregon — 0.4%
Other securities		2,499,010

Pennsylvania — 6.2%
Montgomery County Industrial Development Authority, 5.000%, 11/15/2016	1,000,000	1,008,660
Montgomery County Industrial Development Authority, AGC, 0.640%, 11/15/2029, Call 9/1/2016 (8)	6,285,000	6,285,000
Pennsylvania Turnpike Commission:
1.160%, 12/1/2017, Call 6/1/2017 (8)	100,000	100,046
1.240%, 12/1/2018, Call 6/1/2018 (8)	6,000,000	6,000,600
1.710%, 12/1/2019, Call 6/1/2019 (8)	2,225,000	2,247,984
Pennsylvania Turnpike Commission, AGC, 5.000%, 6/1/2017	600,000	618,678
Scranton School District, AGM SAW, 2.000%, 6/15/2017	250,000	252,585
Scranton School District, SAW, 1.336%, 4/2/2018, Call 10/2/2017 (8)	3,000,000	3,002,100
Other securities		17,822,726

		37,338,379

Puerto Rico — 0.0%
Other securities		203,846

Rhode Island — 0.4%
Other securities		2,092,750

Tennessee — 0.1%
Other securities		646,589

Texas — 10.3%
Port of Port Arthur Navigation District:
0.670%, 12/1/2039, Call 9/1/2016 (8)	8,500,000	8,500,000
0.670%, 11/1/2040, Call 9/1/2016 (8)	7,500,000	7,500,000
0.680%, 12/1/2039, Call 9/1/2016 (8)	10,000,000	10,000,000
Tender Option Bond Trust Receipts/Certificates, 0.840%, 7/1/2021 (6)(8)	8,500,000	8,500,000
Other securities		27,219,117

		61,719,117

Utah — 0.3%
Other securities		1,721,854

Virginia — 0.2%
Other securities		1,276,892

Washington — 0.9%
Other securities		5,183,209

(See Notes which are an integral part of the Financial Statements)

August 31, 2016

Schedules of Investments

Ultra Short Tax-Free Fund* (continued)

Description	Principal Amount	Value
Municipals (continued)

West Virginia — 0.0%
Other securities		$191,188

Wisconsin — 4.8%
City of Milwaukee, 0.850%, 2/15/2032, Call 9/1/2016 (8)	$11,000,000	11,000,000
City of Waukesha, 2.000%, 7/1/2017, Call 4/1/2017	8,670,000	8,732,944
Other securities		8,869,668

		28,602,612

Total Municipals (identified cost $594,775,236)		595,171,194

Mutual Funds — 0.3%

New York — 0.3%
Other securities		2,000,140

Total Mutual Funds (identified cost $2,000,000)		2,000,140

Short-Term Investments — 1.5%

Mutual Funds — 0.1%
Other securities (4)		568,942

Short-Term Municipals — 1.4%

Georgia — 0.0%
Other securities		150,210

New Jersey — 0.9%
Passaic County Improvement Authority, County Guarantee, 2.000%, 6/28/2017	5,000,000	5,048,250

New York — 0.3%
Other securities		2,003,640

Ohio — 0.2%
Other securities		977,570

Texas — 0.0%
Other securities		100,449

Total Short-Term Municipals		8,280,119

Total Short-Term Investments (identified cost $8,846,047)		8,849,061

Total Investments — 100.7% (identified cost $605,621,283)		606,020,395
Other Assets and Liabilities — (0.7)%		(4,041,230)

Total Net Assets — 100.0%		$601,979,165

Short Tax-Free Fund*

Description	Principal Amount	Value
Municipals — 99.8%

Alabama — 2.1%
Alabama Federal Aid Highway Finance Authority, 5.000%, 9/1/2018	$1,000,000	$1,080,940
Black Belt Energy Gas District, 4.000%, 6/1/2021, Call 3/1/2021 (8)	1,000,000	1,117,260

Description	Principal Amount	Value
Municipals (continued)

Alabama (continued)
Columbia Industrial Development Board, 0.620%, 12/1/2037, Call 9/1/2016 (8)	$1,300,000	$1,300,000
Other securities		322,354

		3,820,554

Alaska — 0.5%
Other securities		885,214

Arizona — 2.9%
County of Pima, 5.000%, 12/1/2021	1,000,000	1,187,240
Other securities		4,263,649

		5,450,889

Arkansas — 0.4%
Other securities		779,822

California — 6.2%
Northern California Gas Authority No. 1:
1.033%, 7/1/2017 (8)	40,000	39,897
1.063%, 7/1/2019 (8)	1,040,000	1,018,805
Other securities		10,347,336

		11,406,038

Colorado — 3.4%
Colorado Educational & Cultural Facilities Authority:
2.500%, 12/15/2019 (6)	590,000	598,549
3.000%, 10/1/2017	380,000	388,512
3.000%, 11/15/2017	200,000	205,520
5.000%, 10/1/2021	1,000,000	1,165,440
Other securities		3,963,003

		6,321,024

Connecticut — 0.8%
State of Connecticut:
1.440%, 8/15/2018 (8)	250,000	251,295
1.480%, 5/15/2018 (8)	150,000	151,310
1.480%, 9/15/2019 (8)	115,000	116,147
5.000%, 3/15/2021	500,000	582,955
Other securities		406,816

		1,508,523

Delaware — 0.1%
Other securities		134,447

Florida — 6.6%
Brevard County Health Facilities Authority:
5.000%, 4/1/2020	500,000	566,940
5.000%, 4/1/2021	400,000	466,224
Columbia County School Board:
5.000%, 7/1/2019	920,000	1,013,380
5.000%, 7/1/2021	400,000	469,324
County of Jackson, 0.640%, 7/1/2022, Call 9/1/2016 (8)	1,330,000	1,330,000
School District of Broward County, 5.000%, 7/1/2019	1,000,000	1,111,800
Sumter County Industrial Development Authority:
4.000%, 7/1/2017	500,000	513,120
5.000%, 7/1/2020	235,000	266,351
5.000%, 7/1/2020	300,000	340,023
Other securities		6,207,908

		12,285,070

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Short Tax-Free Fund* (continued)

Description	Principal Amount	Value
Municipals (continued)

Georgia — 2.6%
Main Street Natural Gas, Inc.:
5.000%, 3/15/2019	$1,000,000	$1,092,130
5.250%, 9/15/2018	100,000	108,057
Other securities		3,577,622

		4,777,809

Guam — 0.6%
Territory of Guam:
5.000%, 12/1/2021	500,000	582,040
5.000%, 12/1/2022	500,000	592,025

		1,174,065

Idaho — 0.1%
Other securities		251,305

Illinois — 14.1%
City of Chicago, 5.000%, 11/1/2021	1,000,000	1,154,650
Cook Kane Lake & McHenry Counties Community College District No. 512, 5.000%, 12/1/2019	1,000,000	1,127,040
County of Cook:
5.000%, 11/15/2020, Call 11/15/2019	250,000	276,092
5.000%, 11/15/2021	720,000	833,306
Illinois Finance Authority:
1.696%, 5/1/2021, Call 11/1/2020 (8)	1,000,000	1,001,960
2.250%, 5/15/2017	225,000	225,954
2.500%, 5/15/2018	150,000	151,766
4.000%, 10/1/2018	275,000	287,977
5.000%, 7/1/2017	250,000	257,677
5.000%, 2/15/2022	1,000,000	1,141,190
5.000%, 11/15/2022	555,000	665,079
Kane McHenry Cook & De Kalb Counties Unit School District No. 300, 5.000%, 1/1/2023	1,000,000	1,194,270
State of Illinois:
5.000%, 5/1/2017	250,000	256,637
5.000%, 1/1/2018	1,000,000	1,044,190
5.000%, 4/1/2020	100,000	109,452
Will & Kankakee Counties School District No. 255, 4.000%, 6/1/2019	1,110,000	1,182,250
Other securities		15,185,375

		26,094,865

Indiana — 1.8%
Other securities		3,329,096

Iowa — 0.5%
Other securities		999,770

Kansas — 0.4%
Other securities		799,823

Kentucky — 1.1%
Other securities		2,105,554

Louisiana — 1.5%
Eclipse Funding Trust, 0.580%, 11/1/2031, Call 11/1/2017 (6)(8)	1,500,000	1,500,000
Other securities		1,249,889

		2,749,889

Description	Principal Amount	Value
Municipals (continued)

Maine — 0.1%
Other securities		$257,098

Maryland — 0.2%
Other securities		440,548

Massachusetts — 0.9%
Other securities		1,627,165

Michigan — 4.5%
Rib Floater Trust Various States, 0.710%, 7/1/2018 (6)(8)	$1,900,000	1,900,000
Woodhaven-Brownstown School District, Q-SBLF, 4.000%, 5/1/2018	1,000,000	1,050,560
Other securities		5,392,276

		8,342,836

Minnesota — 0.2%
Other securities		303,722

Mississippi — 1.5%
Mississippi Development Bank, 5.000%, 1/1/2018	1,000,000	1,056,230
Other securities		1,641,297

		2,697,527

Missouri — 3.7%
Southeast Missouri State University, 5.000%, 4/1/2019	1,000,000	1,101,750
St. Charles County Public Water District No. 2, 5.000%, 12/1/2021	1,000,000	1,188,920
St. Louis Municipal Finance Corp., 5.000%, 2/15/2021	500,000	574,920
St. Louis Municipal Finance Corp., AMBAC, 5.000%, 2/15/2019, Call 2/15/2017	450,000	458,757
Other securities		3,489,794

		6,814,141

Nebraska — 0.2%
Other securities		308,744

Nevada — 1.1%
Las Vegas Valley Water District, 5.000%, 6/1/2021	1,000,000	1,181,510
Other securities		831,170

		2,012,680

New Hampshire — 0.2%
Other securities		262,842

New Jersey — 2.5%
Other securities		4,603,214

New Mexico — 1.6%
City of Farmington, 1.875%, 4/1/2020 (8)	1,000,000	1,020,240
Town of Clayton, NATL, 4.000%, 11/1/2017	1,000,000	1,033,000
Other securities		986,539

		3,039,779

New York — 9.1%
County of Nassau, 5.000%, 10/1/2018	1,000,000	1,084,510
Long Island Power Authority, 0.996%, 11/1/2018, Call 5/1/2018 (8)	1,000,000	1,001,640
Long Island Power Authority, NATL-RE, 5.000%, 5/1/2017	150,000	153,972

(See Notes which are an integral part of the Financial Statements)

August 31, 2016

Schedules of Investments

Short Tax-Free Fund* (continued)

Description	Principal Amount	Value
Municipals (continued)

New York (continued)
Metropolitan Transportation Authority, 5.000%, 11/15/2021, Call 11/15/2016	$150,000	$151,253
Metropolitan Transportation Authority, AGM:
0.994%, 11/1/2022, Call 9/1/2016 (8)(13)	500,000	479,969
1.046%, 11/1/2022, Call 9/7/2016 (8)(13)	900,000	863,835
New York City Transit Authority/Metropolitan Transportation Authority/Triborough Bridge & Tunnel, AMBAC:
1.396%, 1/1/2030, Call 9/16/2016 (8)(13)	100,000	89,822
1.433%, 1/1/2030, Call 9/26/2016 (8)(13)	500,000	461,101
1.439%, 1/1/2030, Call 9/7/2016 (8)(13)	100,000	92,211
1.442%, 1/1/2030, Call 9/6/2016 (8)(13)	625,000	562,996
New York City Transitional Finance Authority, SAW, 5.000%, 7/15/2021	1,000,000	1,193,410
New York State Dormitory Authority, 5.000%, 7/1/2018	1,000,000	1,077,780
New York State Thruway Authority, 5.000%, 5/1/2019	1,000,000	1,109,460
New York State Urban Development Corp., 5.000%, 3/15/2021	1,000,000	1,182,860
Other securities		7,349,996

		16,854,815

North Carolina — 0.7%
Other securities		1,313,409

North Dakota — 0.7%
Other securities		1,284,303

Ohio — 1.4%
Other securities		2,572,563

Oklahoma — 0.1%
Other securities		155,332

Pennsylvania — 4.9%
Capital Region Water, 5.000%, 7/15/2021	1,000,000	1,163,890
Other securities		7,990,898

		9,154,788

Rhode Island — 0.8%
Other securities		1,525,664

South Carolina — 0.6%
Newberry Investing in Children’s Education, 5.000%, 12/1/2019	1,000,000	1,124,320
Other securities		56,453

		1,180,773

Tennessee — 0.4%
Other securities		714,455

Texas — 13.5%
Central Texas Regional Mobility Authority, 5.000%, 1/1/2022	1,000,000	1,182,210

Description	Principal Amount	Value
Municipals (continued)

Texas (continued)
City of Wichita Falls:
5.000%, 8/1/2021	$500,000	$587,850
5.000%, 8/1/2022	500,000	597,875
Dallas Independent School District, PSF, 5.000%, 2/15/2021 (8)	1,000,000	1,167,180
Lower Colorado River Authority, 5.000%, 5/15/2019	1,000,000	1,111,330
New Hope Cultural Education Facilities Finance Corp.:
4.000%, 11/15/2021 (9)	615,000	668,333
4.000%, 11/1/2036, Call 11/1/2024 (9)	1,250,000	1,340,550
5.000%, 11/1/2022 (9)	500,000	595,350
Port of Port Arthur Navigation District:
0.670%, 4/1/2040, Call 9/1/2016 (8)	2,500,000	2,500,000
0.670%, 4/1/2040, Call 9/1/2016 (8)	1,000,000	1,000,000
0.680%, 12/1/2039, Call 9/1/2016 (8)	2,005,000	2,005,000
0.680%, 11/1/2040, Call 9/1/2016 (8)	1,000,000	1,000,000
Rib Floater Trust Various States, 0.710%, 7/1/2018 (6)(8)	2,000,000	2,000,000
Other securities		9,294,399

		25,050,077

Utah — 0.4%
Other securities		690,064

Vermont — 0.2%
Other securities		374,209

Virgin Islands — 0.1%
Other securities		98,688

Virginia — 0.7%
Henrico County Economic Development Authority, AGM, 0.887%, 8/23/2027, Call 9/1/2016 (8)(13)	1,250,000	1,183,111
Other securities		100,519

		1,283,630

Washington — 0.6%
Other securities		1,157,096

Wisconsin — 3.2%
Wisconsin Health & Educational Facilities Authority:
2.750%, 5/1/2017	130,000	130,602
3.250%, 5/1/2018	200,000	202,702
4.000%, 3/1/2017	150,000	152,214
4.000%, 8/15/2018	300,000	316,548
5.000%, 3/1/2020	200,000	223,256
Other securities		4,867,131

		5,892,453

Total Municipals (identified cost $183,096,785)		184,886,372

Mutual Funds — 0.4%
Other securities (4)		856,408

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Short Tax-Free Fund* (continued)

Description	Value
Short-Term Investments — 0.3%

Mutual Funds — 0.3%
Other securities (4)	$504,804

Total Short-Term Investments (identified cost $504,804)	504,804

Total Investments — 100.5% (identified cost $184,459,685)	186,247,584
Other Assets and Liabilities — (0.5)%	(943,790)

Total Net Assets — 100.0%	$185,303,794

Short-Term Income Fund

Description	Principal Amount	Value

Asset-Backed Securities — 19.2%

Automobiles — 5.1%
AmeriCredit Auto Receivables Trust, Class C, (Series 2012-4), 1.930%, 8/8/2018	$938,874	$939,849
BMW Vehicle Lease Trust, Class A3, (Series 2015-2), 1.400%, 9/20/2018	2,500,000	2,504,240
CarMax Auto Owner Trust:
Class A3, (Series 2015-4), 1.560%, 11/16/2020	650,000	653,825
Class A3, (Series 2016-2), 1.520%, 2/16/2021	420,000	421,712
CPS Auto Receivables Trust:
Class A, (Series 2012-D), 1.480%, 3/16/2020 (6)	137,571	137,293
Class A, (Series 2013-A), 1.310%, 6/15/2020 (6)	416,015	412,189
GM Financial Leasing Trust, Class A3, (Series 2015-2), 1.680%, 12/20/2018	2,500,000	2,512,230
Harley-Davidson Motorcycle Trust:
Class A3, (Series 2015-1), 1.410%, 6/15/2020	2,500,000	2,506,067
Class A3, (Series 2015-2), 1.300%, 3/16/2020	1,000,000	1,001,980
Santander Drive Auto Receivables Trust:
Class A3, (Series 2014-4), 1.080%, 9/17/2018	223,980	223,968
Class C, (Series 2013-A), 3.120%, 10/15/2019 (6)	940,000	949,091
Class D, (Series 2014-1), 2.910%, 4/15/2020	1,001,000	1,016,694
Volkswagen Auto Lease Trust, Class A3, (Series 2015-A), 1.250%, 12/20/2017	500,000	499,709
Volkswagen Auto Loan Enhanced Trust, Class A3, (Series 2014-1), 0.910%, 10/22/2018	1,330,922	1,328,764

		15,107,611

Credit Cards — 4.4%
Cabela’s Credit Card Master Trust:
Class A, (Series 2014-2), 0.958%, 7/15/2022 (8)	2,000,000	1,990,044

Description	Principal Amount	Value

Asset-Backed Securities (continued)

Credit Cards (continued)
Class A1, (Series 2015-2), 2.250%, 7/17/2023	$1,000,000	$1,010,645
Chase Issuance Trust:
Class A4, (Series 2016-A4), 1.490%, 7/15/2022	2,500,000	2,499,145
Class A5, (Series 2016-A5), 1.270%, 7/15/2021	2,000,000	1,996,462
Discover Card Execution Note Trust, Class A1, (Series 2016-A1), 1.640%, 7/15/2021	3,385,000	3,412,249
World Financial Network Credit Card Master Trust, Class A, (Series 2015-B), 2.550%, 6/17/2024	2,000,000	2,057,216

		12,965,761

Other Financial — 9.7%
Ally Master Owner Trust, Class A, (Series 2012-5), 1.540%, 9/15/2019	1,000,000	1,003,157
American Homes 4 Rent, Class A, (Series 2014-SFR1), 1.507%, 6/17/2031 (6)(8)	943,885	940,473
Colony American Homes, Class A, (Series 2014-2A), 1.457%, 7/17/2031 (6)(8)	1,959,188	1,946,237
Consumers Securitization Funding LLC, Class A1, (Series 2014-A), 1.334%, 11/1/2020	2,196,290	2,188,296
Dell Equipment Finance Trust, Class A3, (Series 2015-1), 1.300%, 3/23/2020 (6)	1,000,000	999,154
Ford Credit Floorplan Master Owner Trust:
Class A1, (Series 2016-3), 1.550%, 7/15/2021	2,000,000	1,997,352
Class C, (Series 2012-2), 2.860%, 1/15/2019	2,000,000	2,010,988
GMF Floorplan Owner Revolving Trust, Class A1, (Series 2015-1), 1.650%, 5/15/2020 (6)	1,000,000	999,035
Hilton Grand Vacations Trust, Class A, (Series 2014-AA), 1.770%, 11/25/2026 (6)	1,059,235	1,050,884
Invitation Homes Trust, Class A, (Series 2014-SFR1), 1.507%, 6/17/2031 (6)(8)	1,953,313	1,943,924
John Deere Owner Trust, Class A3, (Series 2015-B), 1.440%, 10/15/2019	1,000,000	1,002,184
Navistar Financial Dealer Master Trust, Class A, (Series 2014-1), 1.274%, 10/25/2019 (6)(8)	1,758,000	1,756,117
Nissan Master Owner Trust, Class A2, (Series 2015-A), 1.440%, 1/15/2020	2,500,000	2,499,615
Silver Bay Realty Trust, Class A, (Series 2014-1), 1.507%, 9/17/2031 (6)(8)	1,885,019	1,870,122
SLM Student Loan Trust, Class A5, (Series 2004-5A), 1.315%, 10/25/2023 (6)(8)	930,756	929,615

(See Notes which are an integral part of the Financial Statements)

August 31, 2016

Schedules of Investments

Short-Term Income Fund (continued)

Description	Principal Amount	Value

Asset-Backed Securities (continued)

Other Financial (continued)
Verizon Owner Trust, Class A, (Series 2016-1A), 1.420%, 1/20/2021 (6)	$1,250,000	$1,252,165
Westgate Resorts LLC:
Class A, (Series 2015-2A), 3.200%, 7/20/2028 (6)	2,318,076	2,314,089
Class B, (Series 2014-1A), 3.250%, 12/20/2026 (6)	1,677,278	1,657,369

		28,360,776

Total Asset-Backed Securities (identified cost $56,372,838)		56,434,148

Collateralized Mortgage Obligations — 2.2%

Federal Home Loan Mortgage Corporation — 0.3%
2.757%, 5/25/2020, (Series K009)	713,339	723,021

Government National Mortgage Association — 1.1%
1.600%, 12/16/2042, (Series 2013-2)	979,200	976,694
1.800%, 7/16/2037, (Series 2013-179)	1,238,892	1,229,965
2.205%, 1/16/2044, (Series 2014-61)	1,078,904	1,082,634

		3,289,293

Private Sponsor — 0.8%
Banc of America Funding Trust:
Class 1A3, (Series 2007-C), 2.979%, 5/20/2036 (8)	280,441	253,546
Class 2A1, (Series 2005-5), 5.500%, 9/25/2035	365,882	383,016
Chase Mortgage Finance Trust:
Class A1, (Series 2005-S2), 5.500%, 10/25/2035	269,731	278,574
Class A3, (Series 2006-S4), 6.000%, 12/25/2036	261,058	217,292
JP Morgan Mortgage Trust:
Class 2A2, (Series 2005-S3), 5.500%, 1/25/2021	186,177	181,511
Class 3A1, (Series 2007-A2), 2.724%, 4/25/2037 (8)	24,148	21,027
Morgan Stanley Mortgage Loan Trust, Class 2A2, (Series 2004-10AR), 2.905%, 11/25/2034 (8)	521,932	528,180
Wells Fargo Mortgage Backed Securities Trust:
Class 2A4, (Series 2006-AR7), 3.087%, 5/25/2036 (8)	226,235	215,878
Class 2A4, (Series 2006-AR8), 2.933%, 4/25/2036 (8)	75,171	73,613
Class A1, (Series 2006-AR19), 5.406%, 12/25/2036 (8)	384,126	360,304

		2,512,941

Total Collateralized Mortgage Obligations (identified cost $6,554,492)		6,525,255

Description	Principal Amount	Value

Commercial Mortgage Securities — 1.8%

Private Sponsor — 1.8%
Assurant Commercial Mortgage Trust, Class A1, (Series 2016-1A), 1.362%, 5/15/2049 (6)	$2,735,989	$2,726,864
FREMF Mortgage Trust, Class B, (Series 2012-K501), 3.374%, 11/25/2046 (6)(8)	600,000	600,288
GS Mortgage Securities Trust, Class A1, (Series 2014-GC22), 1.290%, 6/10/2047	744,502	744,181
Morgan Stanley Capital I Trust, Class A4, (Series 2007-IQ15), 6.103%, 6/11/2049 (8)	1,038,284	1,068,783

Total Commercial Mortgage Securities (identified cost $5,233,553)		5,140,116

Corporate Bonds & Notes — 43.2%

Auto Manufacturers — 4.1%
Ford Motor Credit Co. LLC:
2.021%, 5/3/2019 (1)	500,000	503,150
2.551%, 10/5/2018	2,000,000	2,033,740
2.943%, 1/8/2019 (1)	1,500,000	1,540,533
General Motors Financial Co., Inc.:
2.400%, 5/9/2019 (1)	1,000,000	1,005,684
3.000%, 9/25/2017 (1)	500,000	506,872
3.100%, 1/15/2019 (1)	3,000,000	3,062,085
4.750%, 8/15/2017	500,000	515,244
Toyota Motor Credit Corp.:
1.200%, 4/6/2018 (1)	1,000,000	1,002,063
1.450%, 1/12/2018	865,000	868,563
Volkswagen Group of America Finance LLC, 1.250%, 5/23/2017 (6)	1,000,000	998,173

		12,036,107

Banks — 18.1%
ANZ New Zealand Int’l, Ltd./London, 1.750%, 3/29/2018 (6)	1,000,000	1,003,351
Bank of America Corp.:
2.000%, 1/11/2018 (1)	1,000,000	1,006,558
2.250%, 4/21/2020 (1)	1,000,000	1,010,337
Bank of America NA, 1.650%, 3/26/2018 (1)	1,000,000	1,005,060
Bank of Nova Scotia:
1.650%, 6/14/2019	1,000,000	1,001,603
1.950%, 1/15/2019	2,000,000	2,023,454
Bank of the Ozarks, Inc., 5.500%, 7/1/2026 (8)	2,725,000	2,854,437
Branch Banking & Trust Co., 2.300%, 10/15/2018	1,090,000	1,113,209
Capital One Financial Corp., 2.450%, 4/24/2019	300,000	306,423
Citigroup, Inc.:
1.700%, 4/27/2018 (1)	1,300,000	1,302,106
2.050%, 12/7/2018 (1)	500,000	503,941
2.350%, 8/2/2021	520,000	522,108
Deutsche Bank AG/London, 1.400%, 2/13/2017 (1)	2,000,000	1,996,504
Discover Bank, 2.600%, 11/13/2018	1,000,000	1,015,511
Eagle Bancorp, Inc., 5.000%, 8/1/2026 (8)	1,900,000	1,959,375

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Short-Term Income Fund (continued)

Description	Principal Amount	Value

Corporate Bonds & Notes (continued)

Banks (continued)
Goldman Sachs Group, Inc.:
2.000%, 4/25/2019 (1)	$1,000,000	$1,012,083
2.550%, 10/23/2019	1,500,000	1,537,399
HSBC USA, Inc.:
1.700%, 3/5/2018	1,100,000	1,101,656
2.000%, 8/7/2018	1,000,000	1,006,264
Huntington National Bank, 2.000%, 6/30/2018	1,500,000	1,511,026
Independent Bank Group, Inc., 5.875%, 8/1/2024	2,745,000	2,758,725
JPMorgan Chase & Co., 2.000%, 8/15/2017	1,000,000	1,008,023
KeyBank NA:
1.700%, 6/1/2018	1,000,000	1,005,449
2.350%, 3/8/2019	1,000,000	1,019,687
Macquarie Bank, Ltd., 1.600%, 10/27/2017 (6)	1,000,000	1,002,400
Morgan Stanley:
2.125%, 4/25/2018 (1)	1,000,000	1,010,623
2.500%, 1/24/2019 (1)	900,000	915,170
National Australia Bank, Ltd., 1.875%, 7/23/2018	1,500,000	1,512,018
Opus Bank, 5.500%, 7/1/2026 (8)	2,600,000	2,697,500
Peapack Gladstone Financial Corp., 6.000%, 6/30/2026 (8)	1,525,000	1,540,250
PNC Bank NA:
1.600%, 6/1/2018	1,500,000	1,508,226
1.950%, 3/4/2019 (1)	1,000,000	1,012,357
Regions Bank, 2.250%, 9/14/2018 (1)	1,500,000	1,509,260
Renasant Corp., 5.000%, 9/1/2026 (8)	1,125,000	1,141,875
Royal Bank of Canada:
1.800%, 7/30/2018	1,000,000	1,008,292
2.000%, 12/10/2018 (1)	1,500,000	1,517,608
Svenska Handelsbanken AB, 1.625%, 3/21/2018	1,900,000	1,908,223
Toronto-Dominion Bank:
1.625%, 3/13/2018 (1)	1,000,000	1,006,075
1.750%, 7/23/2018 (1)	500,000	503,808
Wells Fargo Bank NA, 1.750%, 5/24/2019	700,000	707,511
Westpac Banking Corp.:
1.650%, 5/13/2019	500,000	502,065
2.250%, 1/17/2019 (1)	1,500,000	1,525,414

		53,112,964

Beverages — 1.2%
Anheuser-Busch InBev Finance, Inc., 1.900%, 2/1/2019 (1)	1,905,000	1,925,791
Coca-Cola Co., 1.150%, 4/1/2018 (1)	1,500,000	1,503,140

		3,428,931

Biotechnology — 0.5%
Amgen, Inc., 2.200%, 5/22/2019	1,450,000	1,482,073

Chemicals — 0.2%
Rohm & Haas Co., 6.000%, 9/15/2017	588,000	615,208

Description	Principal Amount	Value

Corporate Bonds & Notes (continued)

Diversified Financial Services — 2.1%
Ally Financial, Inc.:
3.250%, 9/29/2017 (1)	$500,000	$505,625
3.250%, 2/13/2018 (1)	1,000,000	1,012,500
American Express Credit Corp.:
1.800%, 7/31/2018 (1)	1,425,000	1,437,648
2.375%, 5/26/2020 (1)	1,000,000	1,024,792
International Lease Finance Corp., 8.750%, 3/15/2017 (1)	1,135,000	1,177,676
Synchrony Financial, 1.875%, 8/15/2017	1,000,000	1,002,402

		6,160,643

Electric — 1.2%
Duke Energy Corp., 2.100%, 6/15/2018 (1)	1,500,000	1,518,930
Exelon Corp., 1.550%, 6/9/2017	1,500,000	1,503,180
NextEra Energy Capital Holdings, Inc., 2.300%, 4/1/2019 (1)	500,000	507,842

		3,529,952

Engineering & Construction — 0.3%
ABB Finance USA, Inc., 1.625%, 5/8/2017	1,000,000	1,004,324

Healthcare-Services — 0.8%
Anthem, Inc., 1.875%, 1/15/2018	750,000	754,536
UnitedHealth Group, Inc., 1.900%, 7/16/2018 (1)	1,500,000	1,519,298

		2,273,834

Insurance — 0.3%
QBE Insurance Group, Ltd., 2.400%, 5/1/2018 (6)	1,000,000	1,006,072

Internet — 0.4%
eBay, Inc., 2.500%, 3/9/2018	1,000,000	1,016,176

Machinery-Construction & Mining — 0.6%
Caterpillar Financial Services Corp., 1.700%, 6/16/2018 (1)	1,685,000	1,701,375

Machinery-Diversified — 1.6%
John Deere Capital Corp.:
1.300%, 3/12/2018	1,610,000	1,615,683
1.600%, 7/13/2018 (1)	1,150,000	1,159,454
Roper Technologies, Inc., 2.050%, 10/1/2018	2,000,000	2,024,546

		4,799,683

Miscellaneous Manufacturing — 0.4%
Ingersoll-Rand Global Holding Co., Ltd., 2.875%, 1/15/2019	1,000,000	1,031,212

Office/Business Equipment — 0.5%
Xerox Corp., 2.950%, 3/15/2017	1,575,000	1,586,030

Oil & Gas — 3.4%
BP Capital Markets PLC, 2.237%, 5/10/2019	2,000,000	2,047,254
Chevron Corp., 1.961%, 3/3/2020 (1)	1,000,000	1,018,006
ConocoPhillips Co., 1.050%, 12/15/2017	2,000,000	1,990,354
Exxon Mobil Corp.:
1.708%, 3/1/2019	1,000,000	1,012,226
1.912%, 3/6/2020 (1)	1,200,000	1,222,452
Marathon Oil Corp., 6.000%, 10/1/2017	1,500,000	1,551,318

(See Notes which are an integral part of the Financial Statements)

August 31, 2016

Schedules of Investments

Short-Term Income Fund (continued)

Description	Shares or Principal Amount	Value

Corporate Bonds & Notes (continued)

Oil & Gas (continued)
Shell International Finance BV, 1.625%, 11/10/2018	$1,039,000	$1,045,511

		9,887,121

Oil & Gas Services — 0.3%
Schlumberger Norge AS, 1.250%, 8/1/2017 (6)	1,000,000	999,484

Pharmaceuticals — 2.2%
AbbVie, Inc., 1.750%, 11/6/2017	1,670,000	1,678,138
Actavis Funding SCS, 1.850%, 3/1/2017	1,000,000	1,002,751
Cardinal Health, Inc.:
1.700%, 3/15/2018	2,000,000	2,010,568
1.950%, 6/15/2018 (1)	400,000	404,214
Express Scripts Holding Co., 2.250%, 6/15/2019 (1)	1,000,000	1,017,555
Teva Pharmaceutical Finance IV LLC, 2.250%, 3/18/2020 (1)	470,000	475,691

		6,588,917

Pipelines — 0.5%
Kinder Morgan Energy Partners LP, 6.000%, 2/1/2017	1,500,000	1,526,144

Real Estate Investment Trusts — 0.3%
Welltower, Inc., 2.250%, 3/15/2018	1,000,000	1,009,553

Savings & Loans — 1.4%
Flagstar Bancorp, Inc., 6.125%, 7/15/2021 (6)	2,000,000	2,044,096
Meta Financial Group, Inc., 5.750%, 8/15/2026 (8)	2,050,000	2,132,000

		4,176,096

Semiconductors — 0.6%
Intel Corp., 1.350%, 12/15/2017 (1)	1,600,000	1,607,475

Telecommunications — 2.2%
AT&T, Inc., 2.450%, 6/30/2020 (1)	500,000	510,828
Cisco Systems, Inc.:
1.650%, 6/15/2018 (1)	1,750,000	1,769,320
2.125%, 3/1/2019 (1)	1,500,000	1,535,215
Verizon Communications, Inc.:
1.350%, 6/9/2017	1,500,000	1,503,493
2.625%, 2/21/2020 (1)	500,000	516,383
3.650%, 9/14/2018	500,000	523,323

		6,358,562

Total Corporate Bonds & Notes (identified cost $125,366,739)		126,937,936

Mutual Funds — 1.5%
Eaton Vance Institutional Senior Loan Fund, Open-end Cayman Islands Exempted Co. (14)	110,732	982,196
Fidelity Floating Rate High Income Fund	372,038	3,538,084

Total Mutual Funds (identified cost $4,413,582)		4,520,280

Description	Principal Amount	Value

U.S. Government & U.S. Government Agency Obligations — 22.5%

Federal Home Loan Bank — 0.8%
0.625%, 10/26/2017 (1)	$2,350,000	$2,346,961

Federal Home Loan Mortgage Corporation — 1.6%
0.750%, 1/12/2018 (1)	2,500,000	2,497,698
1.750%, 5/30/2019 (1)	2,000,000	2,043,282

		4,540,980

Federal National Mortgage Association — 3.9%
0.875%, 10/26/2017	2,000,000	2,003,640
0.875%, 2/8/2018 (1)	1,500,000	1,500,878
1.000%, 9/27/2017 (1)	1,000,000	1,003,244
1.000%, 2/26/2019	2,000,000	2,002,012
1.125%, 7/20/2018	2,000,000	2,009,538
1.500%, 6/22/2020 (1)	1,000,000	1,013,774
1.750%, 11/26/2019	2,000,000	2,044,126

		11,577,212

U.S. Treasury Bonds & Notes — 16.2%
0.625%, 11/30/2017 (1)	1,500,000	1,498,301
0.750%, 3/31/2018 (1)	1,500,000	1,499,708
0.750%, 4/15/2018 (1)	2,000,000	1,999,296
0.875%, 1/31/2018 (1)	1,000,000	1,002,012
0.875%, 6/15/2019	2,000,000	1,998,790
0.875%, 7/31/2019 (1)	1,000,000	999,199
1.000%, 2/15/2018 (1)	1,500,000	1,505,478
1.000%, 5/15/2018	1,500,000	1,505,536
1.000%, 5/31/2018	1,000,000	1,003,652
1.000%, 8/31/2019	1,500,000	1,503,545
1.000%, 9/30/2019 (1)	1,500,000	1,503,164
1.250%, 10/31/2018 (1)	2,000,000	2,017,930
1.250%, 11/15/2018 (1)	1,500,000	1,513,272
1.250%, 11/30/2018 (1)	1,500,000	1,513,711
1.250%, 1/31/2019 (1)	1,000,000	1,009,395
1.250%, 4/30/2019 (1)	2,000,000	2,020,196
1.250%, 1/31/2020 (1)	2,000,000	2,016,290
1.375%, 9/30/2018 (1)	1,500,000	1,517,343
1.375%, 1/31/2020 (1)	1,000,000	1,012,324
1.375%, 2/29/2020	1,500,000	1,518,282
1.375%, 8/31/2020	3,500,000	3,536,708
1.500%, 2/28/2019	1,500,000	1,523,847
1.500%, 10/31/2019 (1)	2,000,000	2,033,594
1.500%, 11/30/2019	3,500,000	3,558,719
1.625%, 7/31/2019 (1)	1,500,000	1,530,468
1.625%, 8/31/2019 (1)	1,750,000	1,785,990
1.750%, 9/30/2019 (1)	1,500,000	1,536,709
1.875%, 9/30/2017 (1)	2,000,000	2,025,468

		47,688,927

Total U.S. Government & U.S. Government Agency Obligations (identified cost $65,798,584)		66,154,080

U.S. Government Agency-Mortgage Securities — 0.6%

Federal National Mortgage Association — 0.6%
3.500%, 4/1/2026	157,005	165,972
4.000%, 11/1/2031	605,008	654,011
5.500%, 11/1/2033	176,839	200,916
5.500%, 2/1/2034	132,764	150,945
5.500%, 8/1/2037	311,865	354,144
9.500%, 12/1/2024	5,102	5,152
9.500%, 1/1/2025	7,428	7,502
9.500%, 1/1/2025	7,082	7,148
10.000%, 7/1/2020	14,917	15,242

		1,561,032

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Short-Term Income Fund (continued)

Description	Shares or Principal Amount	Value

U.S. Government Agency-Mortgage Securities (continued)

Government National Mortgage Association — 0.0%
7.500%, 8/15/2037	$32,601	$34,251
9.000%, 12/15/2019	7,170	7,721

		41,972

Total U.S. Government Agency-Mortgage Securities (identified cost $1,544,623)		1,603,004

Short-Term Investments — 29.1%

Certificates of Deposit — 1.6%
Canadian Imperial Bank of Commerce, 1.113%, 2/10/2017 (8)	1,000,000	1,000,449
Skandinaviska Enskilda Banken AB, 1.113%, 2/13/2017 (8)	1,500,000	1,500,523
Svenska Handelsbanken, Inc., 1.214%, 8/1/2017 (8)	2,200,000	2,198,854

		4,699,826

Collateral Pool Investments for Securities on Loan — 18.7%
Collateral pool allocation (3)		54,891,173

Commercial Paper — 6.5%
Astrazeneca PLC, 0.660%, 9/8/2016 (12)	3,000,000	2,999,754
Dominion Resources, Inc., 0.680%, 9/21/2016 (12)	3,000,000	2,998,695
Hyundai Capital America, 0.710%, 9/12/2016 (12)	5,000,000	4,998,790
Omnicom Capital, Inc., 0.770%, 9/21/2016 (12)	2,500,000	2,498,913
Potash Corp., 0.740%, 9/15/2016 (12)	2,000,000	1,999,383
UnitedHealth Group, Inc., 0.650%, 9/13/2016 (12)	3,500,000	3,499,205

		18,994,740

Mutual Funds — 2.3%
BMO Institutional Prime Money Market Fund — Premier Class, 0.430% (4)	6,777,627	6,777,627

Total Short-Term Investments (identified cost $85,363,793)		85,363,366

Total Investments — 120.1% (identified cost $350,648,204)		352,678,185
Other Assets and Liabilities — (20.1)%		(59,059,277)

Total Net Assets — 100.0%		$293,618,908

Intermediate Tax-Free Fund*

Description	Value
Municipals — 98.3%

Alabama — 1.2%
Other securities	$22,966,465

Alaska — 0.6%
Other securities	10,467,228

Description	Principal Amount	Value
Municipals (continued)

Arizona — 3.1%
State of Arizona, AGM:
5.000%, 10/1/2023, Call 4/1/2020	$1,000,000	$1,127,140
5.250%, 10/1/2024, Call 10/1/2019	5,000,000	5,616,500
Other securities		50,314,541

		57,058,181

Arkansas — 1.2%
Other securities		22,330,841

California — 7.1%
Other securities		130,104,162

Colorado — 1.7%
Other securities		31,643,188

Connecticut — 0.9%
State of Connecticut:
5.000%, 3/15/2025	2,500,000	3,127,375
5.000%, 3/15/2031, Call 3/15/2025	3,810,000	4,625,226
Other securities		8,229,246

		15,981,847

Delaware — 0.5%
Other securities		9,613,416

District of Columbia — 0.4%
Other securities		7,989,320

Florida — 5.2%
County of Orange, 5.000%, 1/1/2027, Call 1/1/2022	5,810,000	6,894,901
Other securities		89,615,269

		96,510,170

Georgia — 3.6%
City of Atlanta Department of Aviation:
5.000%, 1/1/2031, Call 1/1/2024	1,000,000	1,217,740
5.000%, 1/1/2032, Call 1/1/2024	2,500,000	3,027,175
5.000%, 1/1/2033, Call 1/1/2024	1,000,000	1,204,050
5.000%, 1/1/2034, Call 1/1/2024	1,000,000	1,198,030
Other securities		58,978,482

		65,625,477

Guam — 0.2%
Other securities		3,028,745

Hawaii — 0.1%
Other securities		1,236,880

Idaho — 0.3%
Other securities		5,640,724

Illinois — 13.5%
Chicago Board of Education, 4.560%, 3/1/2017, Call 10/3/2016 (8)	6,750,000	6,711,660
City of Chicago:
5.000%, 11/1/2025	2,000,000	2,428,620
5.000%, 11/1/2026	1,600,000	1,959,872
5.000%, 11/1/2027, Call 11/1/2026	1,000,000	1,216,900
5.000%, 11/1/2027, Call 11/1/2026	1,000,000	1,216,900

(See Notes which are an integral part of the Financial Statements)

August 31, 2016

Schedules of Investments

Intermediate Tax-Free Fund* (continued)

Description	Principal Amount	Value
Municipals (continued)

Illinois (continued)
5.000%, 11/1/2028, Call 11/1/2026	$1,000,000	$1,208,950
5.000%, 11/1/2029, Call 11/1/2026	1,000,000	1,203,020
City of Chicago, AGM, 5.000%, 11/1/2027, Call 11/1/2018	200,000	211,966
City of Springfield:
5.000%, 3/1/2026, Call 3/1/2025	1,000,000	1,226,080
5.000%, 3/1/2027, Call 3/1/2025	1,000,000	1,218,260
5.000%, 3/1/2028, Call 3/1/2025	1,000,000	1,213,940
5.000%, 3/1/2029, Call 3/1/2025	1,000,000	1,207,070
5.000%, 3/1/2031, Call 3/1/2025	900,000	1,077,930
City of Springfield, NATL-RE:
5.000%, 3/1/2018, Call 3/1/2017	1,000,000	1,021,370
5.000%, 3/1/2022, Call 3/1/2017	650,000	663,891
Cook County Township High School District No. 220 Reavis:
6.000%, 12/1/2030, Call 12/1/2023	1,000,000	1,252,880
6.000%, 12/1/2031, Call 12/1/2023	2,035,000	2,548,064
6.000%, 12/1/2032, Call 12/1/2023	2,160,000	2,699,654
6.000%, 6/1/2033, Call 12/1/2023	2,235,000	2,786,643
County of Cook:
5.000%, 11/15/2029, Call 11/15/2026	1,500,000	1,818,945
5.000%, 11/15/2030, Call 11/15/2026	2,050,000	2,477,732
5.000%, 11/15/2031, Call 11/15/2026	2,000,000	2,407,380
5.250%, 11/15/2023, Call 11/15/2020	350,000	396,865
County of Cook, BAM, 5.000%, 11/15/2023	1,000,000	1,203,710
Illinois Finance Authority:
2.500%, 5/15/2018	170,000	172,001
4.000%, 10/1/2016	345,000	345,725
4.000%, 2/15/2041, Call 2/15/2027	5,000,000	5,063,900
4.000%, 9/1/2041, Call 9/1/2026	2,550,000	2,669,824
5.000%, 11/15/2023, Call 11/15/2022	215,000	253,341
5.000%, 8/15/2024	250,000	302,978
5.000%, 5/15/2025	1,000,000	1,156,950
5.000%, 11/15/2026, Call 11/15/2025	1,000,000	1,232,770
5.000%, 11/15/2027, Call 11/15/2025	500,000	612,185
5.000%, 11/1/2029, Call 11/1/2026	2,000,000	2,474,140
5.000%, 5/15/2030, Call 5/15/2025	1,000,000	1,124,290
5.000%, 11/1/2030, Call 11/1/2026	1,200,000	1,478,388
5.000%, 11/1/2031, Call 11/1/2026	645,000	790,725
6.000%, 8/15/2041, Call 8/15/2021	2,665,000	3,180,784

Description	Principal Amount	Value
Municipals (continued)

Illinois (continued)
Illinois State Toll Highway Authority:
5.000%, 1/1/2028, Call 1/1/2023	$1,000,000	$1,200,900
5.000%, 1/1/2029, Call 1/1/2023	1,000,000	1,195,590
5.000%, 1/1/2030, Call 1/1/2026	1,000,000	1,243,320
5.000%, 12/1/2031, Call 1/1/2026	5,220,000	6,465,179
5.000%, 12/1/2032, Call 1/1/2026	2,100,000	2,590,959
5.500%, 1/1/2033, Call 1/1/2018	490,000	521,639
Kane McHenry Cook & De Kalb Counties Unit School District No. 300:
5.000%, 1/1/2023	1,000,000	1,194,270
5.000%, 1/1/2024	1,000,000	1,212,390
5.000%, 1/1/2026, Call 1/1/2025	4,000,000	4,874,280
5.250%, 1/1/2033, Call 1/1/2023	900,000	1,062,261
State of Illinois:
5.000%, 3/1/2020	500,000	546,205
5.000%, 4/1/2024, Call 4/1/2023	500,000	565,580
5.000%, 1/1/2030, Call 1/1/2026	8,000,000	9,048,800
State of Illinois, AGM, 5.000%, 4/1/2028, Call 4/1/2023	3,205,000	3,604,888
Other securities		150,604,072

		248,166,636

Indiana — 2.8%
Indiana Finance Authority:
3.000%, 7/1/2019	250,000	258,557
5.000%, 8/15/2020	700,000	779,926
5.000%, 10/1/2022	300,000	353,637
5.000%, 10/1/2023	400,000	478,444
5.000%, 10/1/2024, Call 10/1/2023	275,000	327,335
5.000%, 5/1/2029, Call 5/1/2022	4,070,000	4,714,729
5.500%, 5/1/2024, Call 5/1/2019	1,000,000	1,120,580
Other securities		43,284,775

		51,317,983

Iowa — 0.1%
Other securities		1,704,096

Kansas — 0.2%
Other securities		3,760,384

Kentucky — 0.9%
Paducah Electric Plant Board, AGC, 5.000%, 10/1/2023, Call 4/1/2019	100,000	110,849
Paducah Electric Plant Board, AGM:
5.000%, 10/1/2027, Call 10/1/2026	2,000,000	2,448,620
5.000%, 10/1/2028, Call 10/1/2026	1,850,000	2,259,442
5.000%, 10/1/2030, Call 10/1/2026	1,500,000	1,814,145

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Intermediate Tax-Free Fund* (continued)

Description	Principal Amount	Value
Municipals (continued)

Kentucky (continued)
5.000%, 10/1/2031, Call 10/1/2026	$1,250,000	$1,506,875
Other securities		9,111,881

		17,251,812

Louisiana — 2.7%
Parish of St. Bernard:
4.000%, 3/1/2020	3,470,000	3,779,628
4.000%, 3/1/2021	3,585,000	3,970,782
Parish of St. James, 0.800%, 11/1/2040, Call 9/1/2016 (8)	14,000,000	14,000,000
State of Louisiana, 0.816%, 5/1/2018, Call 11/1/2017 (8)	7,000,000	6,977,040
Other securities		21,290,506

		50,017,956

Maine — 0.6%
Maine State Housing Authority, 3.850%, 11/15/2029, Call 11/15/2021	7,500,000	8,137,575
Other securities		3,454,472

		11,592,047

Maryland — 0.3%
Other securities		5,391,897

Massachusetts — 1.1%
Commonwealth of Massachusetts, NATL-RE FGIC:
0.510%, 12/1/2030, Call 9/1/2016 (8)(13)	7,375,000	6,721,678
0.510%, 12/1/2030, Call 9/6/2016 (8)(13)	1,450,000	1,321,549
Other securities		13,003,363

		21,046,590

Michigan — 5.8%
City of Detroit Water Supply System Revenue, AGM:
5.000%, 7/1/2018, Call 10/3/2016	250,000	250,755
5.000%, 7/1/2019, Call 10/3/2016	50,000	50,155
5.000%, 7/1/2020, Call 10/3/2016	720,000	722,232
5.000%, 7/1/2020, Call 10/3/2016	50,000	50,155
5.000%, 7/1/2023, Call 10/3/2016	200,000	200,618
City of Detroit Water Supply System Revenue, BHAC FGIC, 5.500%, 7/1/2035, Call 7/1/2018	1,035,000	1,105,722
City of Detroit Water Supply System Revenue, NATL-RE, 5.000%, 7/1/2027, Call 10/3/2016	5,000,000	5,012,100
Michigan Finance Authority:
5.000%, 7/1/2026, Call 7/1/2025	175,000	213,610
5.000%, 7/1/2027, Call 7/1/2025	600,000	726,498
5.000%, 7/1/2029, Call 7/1/2025	950,000	1,143,572
5.000%, 7/1/2032, Call 7/1/2025	1,500,000	1,784,655

Description	Principal Amount	Value
Municipals (continued)

Michigan (continued)
5.000%, 7/1/2034, Call 7/1/2025	$3,000,000	$3,533,040
5.000%, 7/1/2034, Call 7/1/2025	500,000	587,980
Michigan State Building Authority, 5.000%, 10/15/2031, Call 10/15/2026	5,000,000	6,252,250
Michigan State Building Authority, NATL:
0.000%, 10/15/2021, Call 10/15/2016	835,000	659,291
0.000%, 10/15/2021, Call 10/15/2016	665,000	525,064
0.000%, 10/15/2023, Call 10/15/2016	900,000	643,149
0.000%, 10/15/2023, Call 10/15/2016	700,000	500,227
Other securities		82,376,590

		106,337,663

Minnesota — 0.7%
Other securities		12,160,407

Mississippi — 0.3%
Other securities		6,082,129

Missouri — 2.1%
Other securities		38,170,183

Nebraska — 0.6%
Other securities		11,495,669

Nevada — 1.5%
Other securities		27,263,272

New Hampshire — 0.1%
Other securities		2,358,934

New Jersey — 2.9%
New Jersey Higher Education Student Assistance Authority, 4.875%, 12/1/2024, Call 12/1/2019	7,410,000	7,975,087
New Jersey State Turnpike Authority:
5.000%, 1/1/2032, Call 7/1/2022	3,440,000	4,125,454
5.000%, 1/1/2035, Call 1/1/2022	1,685,000	1,969,428
New Jersey State Turnpike Authority, NATL-RE:
0.858%, 1/1/2030, Call 9/1/2016 (8)(13)	475,000	430,074
0.980%, 1/1/2030, Call 9/6/2016 (8)(13)	350,000	316,890
0.980%, 1/1/2030, Call 9/2/2016 (8)(13)	1,900,000	1,720,315
0.998%, 1/1/2030, Call 9/2/2016 (8)(13)	500,000	452,716
New Jersey Transportation Trust Fund Authority:
1.560%, 12/15/2019, Call 6/15/2019 (8)	5,000,000	4,909,500
5.000%, 6/15/2022	500,000	574,055
5.000%, 6/15/2032, Call 12/15/2024	5,000,000	5,684,550
5.250%, 12/15/2023, Call 12/15/2018	1,355,000	1,477,451
5.250%, 12/15/2023	240,000	282,422

(See Notes which are an integral part of the Financial Statements)

August 31, 2016

Schedules of Investments

Intermediate Tax-Free Fund* (continued)

Description	Principal Amount	Value
Municipals (continued)

New Jersey (continued)
New Jersey Transportation Trust Fund Authority, BAM:
5.000%, 6/15/2028, Call 6/15/2022	$5,000,000	$5,731,800
5.000%, 6/15/2033, Call 6/15/2022	3,000,000	3,392,250
5.250%, 6/15/2033, Call 6/15/2023	5,635,000	6,556,886
New Jersey Transportation Trust Fund Authority, BHAC, 0.000%, 12/15/2024	440,000	372,887
New Jersey Turnpike Authority, 5.000%, 1/1/2031, Call 1/1/2025	500,000	617,445
Other securities		6,367,887

		52,957,097

New Mexico — 1.5%
City of Farmington:
1.875%, 4/1/2020 (8)	3,000,000	3,062,280
1.875%, 4/1/2020 (8)	3,750,000	3,825,900
New Mexico Municipal Energy Acquisition Authority, 1.081%, 8/1/2019, Call 2/1/2019 (8)	10,000,000	9,957,200
Other securities		10,827,268

		27,672,648

New York — 4.3%
Metropolitan Transportation Authority, 0.681%, 11/1/2017, Call 5/1/2017 (8)	2,800,000	2,795,716
Metropolitan Transportation Authority, AGM, 0.941%, 5/15/2018, Call 11/15/2017 (8)	4,000,000	4,005,720
New York City Transitional Finance Authority:
5.000%, 11/1/2024	2,215,000	2,841,070
5.000%, 11/1/2024, Call 11/1/2022	5,715,000	7,010,648
5.000%, 11/1/2025, Call 5/1/2025	2,475,000	3,175,425
5.000%, 11/1/2026, Call 5/1/2025	1,000,000	1,288,630
5.000%, 11/1/2026, Call 5/1/2025	2,000,000	2,577,260
New York State Dormitory Authority:
5.000%, 3/15/2027, Call 3/15/2022	7,555,000	9,098,713
5.000%, 3/15/2031, Call 9/15/2025	5,465,000	6,884,588
New York Transportation Development Corp.:
4.000%, 7/1/2031, Call 7/1/2024 (15)	2,000,000	2,171,100
4.000%, 7/1/2041, Call 7/1/2024 (15)	2,475,000	2,627,658
5.000%, 7/1/2034, Call 7/1/2024 (15)	1,250,000	1,463,788
5.000%, 7/1/2041, Call 7/1/2024 (15)	2,500,000	2,894,200
Other securities		31,117,487

		79,952,003

Description	Principal Amount	Value
Municipals (continued)

North Carolina — 0.7%
Other securities		$12,802,765

North Dakota — 1.6%
North Dakota Public Finance Authority:
4.000%, 6/1/2023	$2,440,000	2,832,791
4.000%, 6/1/2024, Call 6/1/2023	2,190,000	2,536,458
4.000%, 6/1/2025, Call 6/1/2023	1,145,000	1,319,006
Williston Parks & Recreation District:
3.000%, 3/1/2017	805,000	812,470
4.500%, 3/1/2020	1,205,000	1,274,227
4.500%, 3/1/2025, Call 3/1/2021	2,525,000	2,653,598
4.625%, 3/1/2026, Call 3/1/2021	2,620,000	2,754,720
Other securities		14,782,732

		28,966,002

Ohio — 3.9%
City of Cleveland:
5.000%, 1/1/2022, Call 1/1/2021	2,320,000	2,656,238
5.000%, 1/1/2031, Call 1/1/2022	1,270,000	1,468,958
City of Cleveland, AGM:
5.000%, 1/1/2030, Call 1/1/2022	3,900,000	4,521,699
5.000%, 1/1/2031, Call 1/1/2022	1,000,000	1,156,110
Elyria City School District, School District Credit Program:
4.000%, 12/1/2026, Call 12/1/2022	480,000	551,486
4.000%, 12/1/2027, Call 12/1/2022	1,160,000	1,326,808
4.000%, 12/1/2028, Call 12/1/2022	1,130,000	1,288,889
4.000%, 12/1/2032, Call 12/1/2022	1,015,000	1,115,921
4.000%, 12/1/2033, Call 12/1/2022	1,550,000	1,699,389
4.000%, 12/1/2034, Call 12/1/2022	1,435,000	1,568,943
State of Ohio, 0.880%, 1/15/2045, Call 9/1/2016 (8)	8,250,000	8,250,000
Other securities		46,952,845

		72,557,286

Oklahoma — 0.6%
Other securities		11,858,410

Oregon — 0.8%
Other securities		14,357,974

Pennsylvania — 2.1%
Other securities		38,841,393

Puerto Rico — 0.0%
Other securities		469,314

Rhode Island — 1.0%
Rhode Island Student Loan Authority:
3.375%, 12/1/2023, Call 12/1/2020 (15)	300,000	310,359
3.950%, 12/1/2017	250,000	258,157

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Intermediate Tax-Free Fund* (continued)

Description	Principal Amount	Value
Municipals (continued)

Rhode Island (continued)
4.000%, 12/1/2022, Call 12/1/2021 (15)	$2,885,000	$3,109,309
4.200%, 12/1/2018, Call 12/1/2017	600,000	620,958
4.250%, 12/1/2020, Call 12/1/2017	500,000	516,205
4.250%, 12/1/2025, Call 12/1/2021 (15)	2,205,000	2,371,874
4.500%, 12/1/2021, Call 12/1/2017	1,000,000	1,034,960
4.750%, 12/1/2028, Call 12/1/2021 (15)	1,000,000	1,089,740
4.750%, 12/1/2029, Call 12/1/2021 (15)	680,000	736,896
Other securities		8,184,017

		18,232,475

South Carolina — 1.0%
Other securities		18,642,103

South Dakota — 1.0%
South Dakota Health & Educational Facilities Authority:
4.000%, 11/1/2021	500,000	566,000
4.250%, 9/1/2023	740,000	871,809
4.500%, 9/1/2018	500,000	534,945
4.500%, 9/1/2020	900,000	1,015,263
4.500%, 9/1/2021, Call 9/1/2020	1,080,000	1,212,041
4.500%, 9/1/2022, Call 9/1/2020	1,005,000	1,124,545
5.000%, 9/1/2019	200,000	222,226
5.000%, 11/1/2022	715,000	859,215
5.000%, 8/1/2023	375,000	455,273
5.000%, 11/1/2023	625,000	763,344
5.000%, 8/1/2024	195,000	240,772
5.000%, 11/1/2024, Call 11/1/2019	1,000,000	1,125,160
5.000%, 11/1/2024	650,000	804,830
5.000%, 11/1/2025, Call 11/1/2024	600,000	737,310
5.000%, 11/1/2026, Call 11/1/2024	550,000	672,617
5.000%, 9/1/2027, Call 9/1/2024	720,000	876,326
South Dakota Health & Educational Facilities Authority, AMBAC, 5.000%, 8/1/2022, Call 8/1/2017	980,000	1,013,957
Other securities		4,925,292

		18,020,925

Tennessee — 1.2%
Tennessee Energy Acquisition Corp.:
5.000%, 2/1/2023	5,310,000	6,340,246
5.250%, 9/1/2021	3,810,000	4,475,912
5.250%, 9/1/2022	250,000	300,625
Other securities		10,401,599

		21,518,382

Description	Principal Amount	Value
Municipals (continued)

Texas — 8.7%
City of Houston Combined Utility System:
5.000%, 11/15/2028, Call 11/15/2025	$3,540,000	$4,478,489
5.000%, 11/15/2029, Call 11/15/2026	4,225,000	5,397,226
5.000%, 11/15/2033, Call 11/15/2026	3,165,000	3,983,216
Dallas/Fort Worth International Airport:
5.000%, 11/1/2024, Call 11/1/2022	1,000,000	1,206,260
5.000%, 11/1/2032, Call 11/1/2020	5,000,000	5,752,000
5.000%, 11/1/2033, Call 11/1/2023	2,000,000	2,406,840
5.250%, 11/1/2033, Call 11/1/2023	1,200,000	1,453,344
North Texas Tollway Authority:
1.360%, 1/1/2019, Call 7/1/2018 (8)	1,750,000	1,758,890
4.000%, 1/1/2039, Call 1/1/2026	1,000,000	1,102,120
5.000%, 1/1/2027, Call 1/1/2025	2,090,000	2,604,558
5.000%, 1/1/2031, Call 1/1/2026	1,100,000	1,362,394
North Texas Tollway Authority, AGC, 5.750%, 1/1/2038, Call 1/1/2019	1,725,000	1,920,391
North Texas Tollway Authority, BHAC:
5.125%, 1/1/2028, Call 1/1/2018	435,000	460,352
5.125%, 1/1/2028, Call 1/1/2018	65,000	68,549
Port of Port Arthur Navigation District:
0.670%, 12/1/2039, Call 9/1/2016 (8)	8,500,000	8,500,000
0.670%, 4/1/2040, Call 9/1/2016 (8)	2,740,000	2,740,000
0.680%, 11/1/2040, Call 9/1/2016 (8)	12,700,000	12,700,000
Other securities		102,539,865

		160,434,494

Utah — 0.8%
Other securities		13,874,906

Vermont — 0.1%
Other securities		1,753,264

Virgin Islands — 0.2%
Other securities		3,870,888

Virginia — 0.4%
Other securities		7,347,809

Washington — 1.9%
Energy Northwest, 5.000%, 7/1/2027, Call 7/1/2026	10,000,000	13,046,200
Other securities		22,230,395

		35,276,595

(See Notes which are an integral part of the Financial Statements)

August 31, 2016

Schedules of Investments

Intermediate Tax-Free Fund* (continued)

Description	Principal Amount	Value
Municipals (continued)

West Virginia — 0.3%
Other securities		$6,213,410

Wisconsin — 3.8%
Wisconsin Center District:
0.000%, 12/15/2033, Call 6/15/2026	$2,200,000	1,234,068
0.000%, 12/15/2034, Call 6/15/2026	6,665,000	3,549,646
4.000%, 12/15/2032, Call 6/15/2026	1,000,000	1,148,030
4.000%, 12/15/2033, Call 6/15/2026	535,000	611,682
4.000%, 12/15/2034, Call 6/15/2026	1,250,000	1,423,300
5.000%, 12/15/2030, Call 6/15/2026	2,615,000	3,266,187
5.000%, 12/15/2031, Call 6/15/2026	2,755,000	3,427,330
Wisconsin Center District, AGM:
5.250%, 12/15/2023	520,000	624,681
5.250%, 12/15/2027	1,930,000	2,428,712
Wisconsin Health & Educational Facilities Authority:
4.500%, 10/15/2026, Call 10/15/2021	20,000	22,509
4.750%, 10/15/2029, Call 10/15/2021	605,000	680,080
5.000%, 8/15/2018	1,000,000	1,083,180
5.000%, 6/1/2019	430,000	454,256
5.000%, 7/1/2019	990,000	1,087,594
5.000%, 8/15/2019	250,000	276,762
5.000%, 8/15/2019	955,000	1,071,080
5.000%, 8/15/2020	1,060,000	1,227,925
5.000%, 8/15/2021	1,160,000	1,383,787
5.000%, 10/1/2022	750,000	898,365
5.000%, 6/1/2026, Call 6/1/2020	135,000	155,450
5.000%, 8/15/2027, Call 8/15/2022	500,000	610,890
5.000%, 8/15/2029, Call 8/15/2022	1,700,000	2,077,026
5.000%, 4/1/2032, Call 10/1/2022	4,560,000	5,292,883
5.000%, 6/1/2032, Call 6/1/2022	1,000,000	1,143,130
5.000%, 8/15/2032, Call 8/15/2022	5,000,000	6,108,900
5.250%, 6/1/2034, Call 6/1/2020	300,000	340,134
5.375%, 8/15/2024, Call 2/15/2020	1,625,000	1,854,824
Wisconsin Health & Educational Facilities Authority, AGM, 5.000%, 7/15/2027, Call 7/15/2021	3,655,000	4,209,537
Other securities		23,264,135

		70,956,083

Wyoming — 0.1%
Other securities		1,680,775

Total Municipals (identified cost $1,715,370,531)		1,812,571,303

Description	Value
Mutual Funds — 0.9%
Other securities (4)	$17,351,772

Short-Term Investments — 0.2%

Mutual Funds — 0.2%
Other securities (4)	3,592,622

Total Short-Term Investments (identified cost $3,592,622)	3,592,622

Total Investments — 99.4% (identified cost $1,734,626,309)	1,833,515,697
Other Assets and Liabilities — 0.6%	11,437,172

Total Net Assets — 100.0%	$1,844,952,869

Mortgage Income Fund

Description	Principal Amount	Value
Asset-Backed Security — 0.3%

Federal Home Loan Mortgage Corporation — 0.3%
0.784%, 8/25/2031, (Series T-32) (8)	$288,518	$282,903

Total Asset-Backed Securities (identified cost $288,518)		282,903

Collateralized Mortgage Obligations — 12.5%

Federal National Mortgage Association — 0.7%
0.924%, 4/25/2034, (Series 2004-25) (8)	273,322	273,642
4.000%, 3/25/2041, (Series 2012-21)	424,704	453,097

		726,739

Government National Mortgage Association — 0.8%
4.500%, 8/20/2028, (Series 2009-116)	868,412	883,236

Private Sponsor — 11.0%
Alternative Loan Trust, Class 1A1, (Series 2004-24CB), 6.000%, 11/25/2034	1,036,904	1,051,656
Banc of America Funding Trust, Class 2A1, (Series 2005-5), 5.500%, 9/25/2035	365,882	383,016
Chase Mortgage Finance Trust:
Class 7A1, (Series 2007-A2), 4.133%, 7/25/2037 (8)	617,167	565,666
Class A1, (Series 2005-S2), 5.500%, 10/25/2035	809,194	835,722
ChaseFlex Trust, Class 4A3, (Series 2005-2), 6.000%, 5/25/2020	177,498	169,870
Freddie Mac Structured Agency Credit Risk Debt Notes, Class M2, (Series 2014-DN1), 2.724%, 2/25/2024 (8)	2,000,000	2,050,992
GSR Mortgage Loan Trust, Class 2A4, (Series 2007-1F), 5.500%, 1/25/2037	210,362	203,705
Morgan Stanley Mortgage Loan Trust, Class 2A2, (Series 2004-10AR), 2.905%, 11/25/2034 (8)	962,954	974,480
Residential Asset Securitization Trust, Class A4, (Series 2005-A8CB), 5.500%, 7/25/2035	920,062	827,629

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Mortgage Income Fund (continued)

Description	Principal Amount	Value
Collateralized Mortgage Obligations (continued)

Private Sponsor (continued)
RFMSI Series Trust, Class A2, (Series 2006-S4), 6.000%, 4/25/2036	$842,763	$799,764
Structured Adjustable Rate Mortgage Loan Trust, Class 1A2, (Series 2004-18), 2.962%, 12/25/2034 (8)	789,793	752,332
Wells Fargo Mortgage Backed Securities Trust:
Class 1A2, (Series 2006-6), 5.750%, 5/25/2036	528,034	528,684
Class A1, (Series 2006-AR19), 5.406%, 12/25/2036 (8)	1,015,648	952,662
Class A1, (Series 2007-15), 6.000%, 11/25/2037	1,019,032	1,011,484
Class A8, (Series 2007-11), 6.000%, 8/25/2037	749,946	746,693

		11,854,355

Total Collateralized Mortgage Obligations (identified cost $13,443,696)		13,464,330

Commercial Mortgage Securities — 10.5%

Private Sponsor — 10.5%
Citigroup Commercial Mortgage Trust, Class B, (Series 2014-GC23), 4.175%, 7/10/2047 (8)	1,000,000	1,087,062
FREMF Mortgage Trust, Class B, (Series 2012-K19), 4.173%, 5/25/2045 (6)(8)	2,000,000	2,154,094
FREMF Mortgage Trust:
Class B, (Series 2014-K37), 4.713%, 1/25/2047 (6)(8)	2,000,000	2,184,426
Class C, (Series 2012-K21), 4.071%, 7/25/2045 (6)(8)	1,500,000	1,524,987
JP Morgan Chase Commercial Mortgage Securities Trust, Class B, (Series 2014-C20), 4.399%, 7/15/2047 (8)	2,000,000	2,220,520
UBS-Barclays Commercial Mortgage Trust, Class B, (Series 2013-C6), 3.875%, 4/10/2046 (6)(8)	2,000,000	2,147,396

Total Commercial Mortgage Securities (identified cost $10,654,148)		11,318,485

U.S. Government Agency-Mortgage Securities — 72.2%

Federal Home Loan Mortgage Corporation — 17.1%
3.000%, 2/1/2029	1,482,533	1,562,677
3.500%, 4/1/2042	98,491	105,014
3.500%, 9/1/2044	4,059,216	4,276,543
4.000%, 10/1/2031	1,815,296	1,961,948
4.000%, 12/1/2040	499,806	540,288
4.000%, 2/1/2044	3,123,922	3,403,410
4.000%, 11/1/2045	1,791,489	1,917,332
4.500%, 9/1/2031	554,196	610,016
4.500%, 7/1/2040	38,725	43,017
4.500%, 11/1/2040	1,034,792	1,145,563
4.500%, 2/1/2041	1,511,477	1,660,554
5.000%, 12/1/2022	173,732	186,096
5.000%, 1/1/2040	329,516	369,558
5.500%, 11/1/2018	88,370	90,190
5.500%, 10/1/2021	175,995	187,996
5.500%, 7/1/2035	56,965	64,647

Description	Principal Amount	Value
U.S. Government Agency-Mortgage Securities (continued)

Federal Home Loan Mortgage Corporation (continued)
6.000%, 12/1/2036	$34,995	$39,850
6.000%, 12/1/2037	28,071	32,445
7.500%, 4/1/2024	42,016	47,840
7.500%, 4/1/2027	24,357	28,950
8.000%, 8/1/2030	23,054	27,054
8.500%, 9/1/2024	21,938	25,100
9.000%, 6/1/2019	4,354	4,396
9.500%, 2/1/2025	8,617	8,729

		18,339,213

Federal National Mortgage Association — 50.7%
2.500%, 9/1/2029	2,213,468	2,289,726
2.500%, 5/1/2031	2,932,472	3,033,502
3.000%, 8/1/2032	255,527	269,843
3.000%, 5/1/2043	1,917,628	1,999,321
3.000%, 5/1/2043	2,311,892	2,404,946
3.000%, 8/1/2043	1,666,098	1,733,306
3.000%, 7/1/2045	2,778,540	2,902,060
3.500%, 7/1/2032	541,905	577,270
3.500%, 10/1/2042	2,462,988	2,607,782
3.500%, 5/1/2043	2,980,221	3,191,462
3.500%, 9/1/2043	2,432,832	2,607,235
3.500%, 2/1/2045	2,793,428	2,980,613
3.500%, 4/1/2045	1,691,378	1,783,084
3.500%, 5/1/2045	2,932,193	3,093,531
3.500%, 11/1/2045	2,824,910	2,982,961
4.000%, 11/1/2031	1,008,346	1,090,019
4.000%, 2/1/2041	1,689,295	1,817,195
4.000%, 3/1/2041	352,913	384,025
4.000%, 9/1/2043	1,402,688	1,525,477
4.000%, 5/1/2044	2,606,742	2,793,773
4.500%, 12/1/2040	1,309,123	1,436,373
4.500%, 4/1/2041	2,852,944	3,131,671
4.500%, 6/1/2042	1,219,807	1,348,941
5.000%, 5/1/2018	100,052	102,795
5.000%, 5/1/2042	1,322,242	1,474,002
5.500%, 1/1/2023	180,482	202,963
5.500%, 10/1/2024	290,639	326,916
5.500%, 2/1/2036	223,933	254,818
5.500%, 7/1/2036	456,422	519,303
5.500%, 8/1/2037	832,292	945,125
6.000%, 10/1/2016	893	891
6.000%, 9/1/2021	231,245	246,745
6.000%, 5/1/2039	802,143	929,534
6.500%, 9/1/2016	87	87
6.500%, 9/1/2016	115	115
6.500%, 8/1/2030	440,754	516,836
6.500%, 12/1/2031	26,869	31,338
6.500%, 11/1/2037	110,568	125,699
7.000%, 3/1/2029	55,016	65,324
7.000%, 7/1/2029	162,045	192,001
7.000%, 2/1/2030	111,663	128,176
7.500%, 10/1/2030	26,027	29,560
8.000%, 10/1/2028	271,289	311,008
8.000%, 4/1/2030	45,823	54,645

		54,441,997

Government National Mortgage Association — 4.4%
3.000%, 2/20/2045	2,251,690	2,367,387
5.000%, 4/15/2034	327,397	369,922
5.500%, 9/15/2033	770,881	887,851
6.000%, 12/20/2033	860,350	1,017,352
7.000%, 8/15/2031	43,814	52,534
9.500%, 10/15/2024	8,004	8,043

		4,703,089

Total U.S. Government Agency-Mortgage Securities (identified cost $74,663,606)		77,484,299

(See Notes which are an integral part of the Financial Statements)

August 31, 2016

Schedules of Investments

Mortgage Income Fund (continued)

Description	Shares	Value
Short-Term Investments — 4.4%

Mutual Funds — 4.4%
BMO Government Money Market Fund — Premier Class, 0.190% (4)	4,706,289	$4,706,289

Total Short-Term Investments (identified cost $4,706,289)		4,706,289

Total Investments — 99.9% (identified cost $103,756,257)		107,256,306
Other Assets and Liabilities — 0.1%		93,418

Total Net Assets — 100.0%		$107,349,724

TCH Intermediate Income Fund

Description	Principal Amount	Value
Corporate Bonds & Notes — 55.3%

Auto Manufacturers — 5.2%
Daimler Finance North America LLC, 2.000%, 7/6/2021 (6)	$700,000	$703,935
Ford Motor Credit Co. LLC, 1.698%, 11/4/2019 (8)	2,000,000	1,993,692
General Motors Financial Co., Inc., 3.700%, 5/9/2023 (1)	500,000	510,785
Hyundai Capital America, 4.000%, 6/8/2017 (6)	1,000,000	1,019,328

		4,227,740

Banks — 17.7%
Australia & New Zealand Banking Group, Ltd., 4.500%, 3/19/2024 (1)(6)	500,000	531,649
Banco Santander Chile, 1.565%, 4/11/2017 (6)(8)	1,000,000	1,000,750
Barclays Bank PLC, 1.384%, 2/17/2017 (8)	1,500,000	1,501,018
Canadian Imperial Bank of Commerce, 0.000%, 9/6/2019 (8)(9)	800,000	800,775
Capital One Financial Corp., 4.200%, 10/29/2025 (1)	750,000	785,548
Deutsche Bank AG, 3.375%, 5/12/2021	500,000	500,389
Goldman Sachs Group, Inc., 1.952%, 4/30/2018 (8)	2,000,000	2,018,486
HSBC Holdings PLC:
2.485%, 5/25/2021 (8)	900,000	920,369
4.250%, 3/14/2024 (1)	1,000,000	1,043,425
Intesa Sanpaolo SpA, 5.017%, 6/26/2024 (1)(6)	1,000,000	945,497
Morgan Stanley:
1.393%, 1/5/2018 (8)	1,000,000	1,001,786
1.455%, 7/23/2019 (8)	1,500,000	1,502,749
Royal Bank of Scotland Group PLC, 5.125%, 5/28/2024 (1)	1,000,000	1,014,047
Westpac Banking Corp., 1.371%, 8/19/2019 (8)	750,000	750,011

		14,316,499

Computers — 3.5%
Apple, Inc., 1.009%, 5/3/2018 (1)(8)	2,000,000	2,006,124
Diamond 1 Finance Corp., 5.450%, 6/15/2023 (1)(6)	750,000	800,747

		2,806,871

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Distribution/Wholesale — 0.9%
Ingram Micro, Inc., 4.950%, 12/15/2024	$750,000	$759,774

Diversified Financial Services — 5.3%
AerCap Ireland Capital, Ltd., 3.950%, 2/1/2022	750,000	780,000
American Express Credit Corp., 1.307%, 8/15/2019 (8)	2,000,000	1,985,978
Jefferies Group LLC, 5.125%, 1/20/2023 (1)	500,000	538,552
Nomura Holdings, Inc., 2.106%, 9/13/2016 (8)	1,000,000	1,000,252

		4,304,782

Forest Products & Paper — 0.6%
International Paper Co., 3.000%, 2/15/2027	500,000	498,544

Holding Companies-Diversified — 0.6%
Leucadia National Corp., 5.500%, 10/18/2023 (1)	500,000	526,163

Insurance — 3.2%
Berkshire Hathaway Finance Corp., 1.232%, 3/7/2018 (1)(8)	1,800,000	1,811,857
Voya Financial, Inc., 3.650%, 6/15/2026	750,000	757,972

		2,569,829

Mining — 1.7%
Barrick Gold Corp., 4.100%, 5/1/2023 (1)	500,000	539,054
Glencore Funding LLC, 4.625%, 4/29/2024 (6)	500,000	508,750
Teck Resources, Ltd., 3.750%, 2/1/2023 (1)	350,000	301,875

		1,349,679

Miscellaneous Manufacturing — 1.6%
Trinity Industries, Inc., 4.550%, 10/1/2024	1,300,000	1,291,885

Oil & Gas — 3.9%
Ecopetrol SA, 5.875%, 9/18/2023 (1)	500,000	544,375
Ensco PLC, 4.500%, 10/1/2024 (1)	1,000,000	714,380
Petrobras Global Finance BV, 5.750%, 1/20/2020 (1)	1,000,000	1,013,860
Rowan Cos., Inc., 4.875%, 6/1/2022 (1)	1,000,000	864,792

		3,137,407

Pipelines — 1.3%
Energy Transfer Partners LP, 4.150%, 10/1/2020 (1)	1,000,000	1,050,560

Real Estate Investment Trusts — 3.0%
EPR Properties, 5.250%, 7/15/2023	1,250,000	1,340,706
Senior Housing Properties Trust, 4.750%, 5/1/2024 (1)	1,000,000	1,054,729

		2,395,435

Retail — 1.7%
Kohl’s Corp., 4.250%, 7/17/2025 (1)	550,000	571,687
Walgreens Boots Alliance, Inc., 3.100%, 6/1/2023 (1)	750,000	775,132

		1,346,819

(See Notes which are an integral part of the Financial Statements)

BMO Funds

TCH Intermediate Income Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Semiconductors — 0.8%
Micron Technology, Inc., 5.500%, 2/1/2025 (1)	$650,000	$632,938

Telecommunications — 1.2%
Motorola Solutions, Inc., 4.000%, 9/1/2024 (1)	1,000,000	1,002,442

Transportation — 3.1%
Asciano Finance, Ltd., 4.625%, 9/23/2020 (6)	1,000,000	1,043,793
Kansas City Southern, 1.443%, 10/28/2016 (8)	1,500,000	1,499,983

		2,543,776

Total Corporate Bonds & Notes (identified cost $44,163,251)		44,761,143

U.S. Government & U.S. Government Agency Obligations — 18.3%

U.S. Treasury Bonds & Notes — 18.3%
0.125%, 4/15/2020 (1)	4,631,265	4,678,138
3.000%, 2/28/2017 (1)	4,000,000	4,049,680
3.125%, 4/30/2017 (1)	5,000,000	5,084,870
4.625%, 11/15/2016	1,000,000	1,008,770

Total U.S. Government & U.S. Government Agency Obligations (identified cost $14,727,565)		14,821,458

U.S. Government Agency-Mortgage Securities — 25.8%

Federal Home Loan Mortgage Corporation — 12.4%
3.000%, 9/1/2045	1,858,441	1,930,678
3.500%, 10/1/2043	2,695,027	2,847,318
3.500%, 2/1/2044	2,651,475	2,801,177
4.000%, 4/1/2044	2,256,879	2,417,650

		9,996,823

Federal National Mortgage Association — 13.4%
3.000%, 5/1/2043	1,495,968	1,556,181
3.000%, 9/1/2044	2,227,063	2,313,500
3.000%, 6/1/2045	2,307,330	2,396,882
3.000%, 7/1/2045	2,814,455	2,923,690
3.500%, 4/1/2045	1,605,548	1,692,447

		10,882,700

Total U.S. Government Agency-Mortgage Securities (identified cost $20,134,082)		20,879,523

Short-Term Investments — 29.6%

Collateral Pool Investments for Securities on Loan — 27.8%

Collateral pool allocation (3)		22,489,567

Mutual Funds — 1.8%
BMO Institutional Prime Money Market Fund — Premier Class, 0.430% (4)	1,417,281	1,417,281

Total Short-Term Investments (identified cost $23,906,848)		23,906,848

Total Investments — 129.0% (identified cost $102,931,746)		104,368,972
Other Assets and Liabilities — (29.0)%		(23,443,397)

Total Net Assets — 100.0%		$80,925,575

TCH Corporate Income Fund

Description	Principal Amount	Value
Corporate Bonds & Notes — 89.7%

Aerospace/Defense — 1.2%
Lockheed Martin Corp., 2.500%, 11/23/2020 (1)	$2,500,000	$2,589,195

Auto Manufacturers — 1.3%
Ford Motor Credit Co. LLC, 1.698%, 11/4/2019 (1)(8)	1,500,000	1,495,269
General Motors Financial Co., Inc., 4.000%, 1/15/2025	1,000,000	1,020,544
Nissan Motor Acceptance Corp., 1.340%, 9/26/2016 (6)(8)	250,000	250,110

		2,765,923

Banks — 14.0%
Banco Santander Chile, 1.565%, 4/11/2017 (6)(8)	1,000,000	1,000,750
Bank of America Corp.:
1.516%, 4/1/2019 (8)	1,000,000	1,007,780
1.720%, 1/15/2019 (8)	2,000,000	2,023,308
Canadian Imperial Bank of Commerce, 1.355%, 9/6/2019 (8)(9)	2,000,000	2,001,938
Citigroup, Inc.:
1.198%, 3/10/2017 (8)	750,000	750,596
2.287%, 9/1/2023 (8)	2,000,000	2,012,020
Deutsche Bank AG:
3.125%, 1/13/2021 (1)	500,000	498,521
3.375%, 5/12/2021	750,000	750,584
Goldman Sachs Group, Inc.:
1.917%, 11/15/2018 (8)	1,000,000	1,011,390
1.952%, 4/30/2018 (8)	1,500,000	1,513,864
HSBC Holdings PLC, 2.485%, 5/25/2021 (8)	1,500,000	1,533,948
HSBC USA, Inc., 0.942%, 6/23/2017 (8)	1,500,000	1,496,591
JPMorgan Chase & Co., 1.487%, 3/22/2019 (8)	2,000,000	2,019,578
Morgan Stanley, 1.455%, 7/23/2019 (8)	1,500,000	1,502,749
National City Bank:
1.003%, 12/15/2016 (8)	550,000	550,230
1.052%, 6/7/2017 (8)	2,000,000	1,999,456
SunTrust Banks, Inc., 3.500%, 1/20/2017	3,000,000	3,020,772
Toronto-Dominion Bank, 1.657%, 4/7/2021 (8)	2,000,000	2,027,582
Wells Fargo Bank NA, 1.425%, 5/24/2019 (8)	2,000,000	2,011,594
Westpac Banking Corp., 1.371%, 8/19/2019 (8)	1,000,000	1,000,014

		29,733,265

Beverages — 0.6%
Anheuser-Busch InBev Finance, Inc., 2.017%, 2/1/2021 (1)(8)	1,250,000	1,284,339

Biotechnology — 2.5%
Amgen, Inc.:
1.191%, 5/22/2017 (8)	2,000,000	2,001,534
2.200%, 5/22/2019	1,300,000	1,328,755
Gilead Sciences, Inc., 3.050%, 12/1/2016 (1)	2,000,000	2,010,854

		5,341,143

(See Notes which are an integral part of the Financial Statements)

August 31, 2016

Schedules of Investments

TCH Corporate Income Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Chemicals — 2.7%
Agrium, Inc., 4.125%, 3/15/2035	$3,000,000	$2,969,292
Braskem America Finance Co., 7.125%, 7/22/2041 (6)	1,000,000	1,072,700
Mexichem SAB de C.V., 6.750%, 9/19/2042 (6)	1,500,000	1,659,375

		5,701,367

Commercial Services — 0.3%
ADT Corp.:
4.125%, 6/15/2023	500,000	492,500
4.875%, 7/15/2032 (6)	250,000	216,250

		708,750

Computers — 4.6%
Apple, Inc., 2.250%, 2/23/2021	2,000,000	2,055,094
Diamond 1 Finance Corp., 8.350%, 7/15/2046 (6)	2,000,000	2,337,754
Hewlett Packard Enterprise Co., 4.900%, 10/15/2025 (1)(6)	3,000,000	3,212,655
Seagate HDD Cayman, 5.750%, 12/1/2034 (1)	2,500,000	2,078,125

		9,683,628

Distribution/Wholesale — 0.5%
Ingram Micro, Inc., 4.950%, 12/15/2024	1,000,000	1,013,032

Diversified Financial Services — 3.7%
AerCap Ireland Capital, Ltd., 3.950%, 2/1/2022	2,000,000	2,080,000
American Express Credit Corp., 1.197%, 3/18/2019 (8)	1,500,000	1,508,658
Jefferies Group, LLC, 6.500%, 1/20/2043	2,000,000	2,116,314
Legg Mason, Inc., 4.750%, 3/15/2026 (1)	500,000	547,653
Nomura Holdings, Inc., 2.106%, 9/13/2016 (8)	1,500,000	1,500,378

		7,753,003

Food — 2.2%
Kraft Heinz Foods Co.:
2.250%, 6/5/2017	2,000,000	2,015,244
2.800%, 7/2/2020 (1)	1,500,000	1,561,702
Marfrig Holdings Europe BV, 8.000%, 6/8/2023 (6)	1,000,000	1,041,250

		4,618,196

Forest Products & Paper — 0.9%
International Paper Co., 3.000%, 2/15/2027	2,000,000	1,994,174

Healthcare-Products — 1.4%
Medtronic, Inc., 1.453%, 3/15/2020 (8)	2,000,000	2,033,390
Thermo Fisher Scientific, Inc., 3.000%, 4/15/2023	1,000,000	1,026,545

		3,059,935

Holding Companies-Diversified — 0.2%
Leucadia National Corp., 6.625%, 10/23/2043 (1)	500,000	502,363

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Insurance — 3.4%
Berkshire Hathaway Finance Corp., 1.232%, 3/7/2018 (8)	$2,000,000	$2,013,174
Unum Group, 4.000%, 3/15/2024	2,000,000	2,073,104
Voya Financial, Inc., 4.800%, 6/15/2046	3,000,000	3,068,940

		7,155,218

Internet — 2.2%
eBay, Inc.:
2.500%, 3/9/2018	1,750,000	1,778,308
4.000%, 7/15/2042	3,000,000	2,829,651

		4,607,959

Iron/Steel — 2.0%
GTL Trade Finance, Inc., 7.250%, 4/16/2044 (6)	3,000,000	3,042,000
Vale Overseas, Ltd., 8.250%, 1/17/2034	1,000,000	1,127,200

		4,169,200

Lodging — 0.5%
Hyatt Hotels Corp., 5.375%, 8/15/2021	1,000,000	1,127,541

Media — 4.4%
Charter Communications Operating LLC, 6.484%, 10/23/2045 (1)(6)	3,000,000	3,700,149
Viacom, Inc.:
4.375%, 3/15/2043	2,500,000	2,273,050
4.850%, 12/15/2034	1,000,000	1,012,656
Walt Disney Co., 5.625%, 9/15/2016	2,400,000	2,403,103

		9,388,958

Mining — 3.2%
Glencore Finance Canada, Ltd., 6.900%, 11/15/2037 (1)(6)	1,000,000	1,083,097
Glencore Funding LLC, 4.625%, 4/29/2024 (1)(6)	2,000,000	2,035,000
Southern Copper Corp., 7.500%, 7/27/2035	250,000	295,951
Teck Resources, Ltd.:
6.000%, 8/15/2040 (1)	2,000,000	1,630,000
6.125%, 10/1/2035	1,000,000	840,000
6.250%, 7/15/2041	1,000,000	831,875

		6,715,923

Miscellaneous Manufacturing — 0.5%
Trinity Industries, Inc., 4.550%, 10/1/2024	1,000,000	993,758

Oil & Gas — 4.7%
Ecopetrol SA:
5.375%, 6/26/2026	1,000,000	1,030,300
7.375%, 9/18/2043	1,500,000	1,622,250
Ensco PLC, 5.200%, 3/15/2025 (1)	2,000,000	1,445,000
Exxon Mobil Corp., 1.429%, 2/28/2018 (8)	2,000,000	2,016,212
Pride International, Inc., 6.875%, 8/15/2020	1,000,000	983,640
Rowan Cos., Inc.:
4.875%, 6/1/2022 (1)	1,500,000	1,297,188
5.400%, 12/1/2042 (1)	1,000,000	712,781
Transocean, Inc.:
7.500%, 4/15/2031	250,000	176,875
9.100%, 12/15/2041	1,000,000	727,500

		10,011,746

(See Notes which are an integral part of the Financial Statements)

BMO Funds

TCH Corporate Income Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Pharmaceuticals — 2.9%
Actavis Funding SCS, 4.550%, 3/15/2035	$500,000	$540,174
Johnson & Johnson, 0.943%, 3/1/2019 (8)	2,000,000	2,007,364
Perrigo Finance Unlimited Co.:
3.500%, 3/15/2021 (1)	1,500,000	1,550,098
4.900%, 12/15/2044	1,000,000	1,034,076
Zoetis, Inc., 3.250%, 2/1/2023	1,000,000	1,030,922

		6,162,634

Pipelines — 4.0%
Energy Transfer Partners LP:
5.150%, 3/15/2045 (1)	2,000,000	1,926,616
6.500%, 2/1/2042 (1)	1,500,000	1,624,540
Kinder Morgan Energy Partners LP, 7.500%, 11/15/2040	250,000	297,315
Kinder Morgan, Inc., 5.300%, 12/1/2034 (1)	3,000,000	3,032,469
Sunoco Logistics Partners Operations LP, 5.350%, 5/15/2045 (1)	1,500,000	1,556,301

		8,437,241

Real Estate Investment Trusts — 2.3%
EPR Properties:
5.250%, 7/15/2023	1,000,000	1,072,565
5.750%, 8/15/2022	1,500,000	1,659,340
Hospitality Properties Trust:
4.500%, 6/15/2023	500,000	514,971
4.500%, 3/15/2025	1,500,000	1,529,346

		4,776,222

Retail — 6.5%
Bed Bath & Beyond, Inc., 5.165%, 8/1/2044	2,000,000	1,976,544
Coach, Inc., 4.250%, 4/1/2025	3,000,000	3,158,748
CVS Health Corp.:
2.125%, 6/1/2021 (1)	2,000,000	2,025,622
2.250%, 12/5/2018	1,250,000	1,277,750
L Brands, Inc.:
6.950%, 3/1/2033	600,000	637,500
7.600%, 7/15/2037 (1)	1,000,000	1,095,000
Lowe’s Cos., Inc., 1.256%, 9/14/2018 (8)	2,000,000	2,018,450
McDonald’s Corp., 2.750%, 12/9/2020	1,500,000	1,563,502

		13,753,116

Semiconductors — 0.9%
Micron Technology, Inc., 5.500%, 2/1/2025	2,000,000	1,947,500

Software — 2.4%
Electronic Arts, Inc., 3.700%, 3/1/2021	1,250,000	1,322,770
Microsoft Corp., 2.000%, 8/8/2023	1,750,000	1,748,777
Oracle Corp., 1.171%, 10/8/2019 (8)	2,000,000	2,017,690

		5,089,237

Sovereign — 1.0%
Costa Rica Government International Bond, 7.158%, 3/12/2045 (6)	2,000,000	2,217,500

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Telecommunications — 10.5%
AT&T, Inc.:
1.739%, 11/27/2018 (8)	$1,235,000	$1,248,686
5.150%, 3/15/2042	2,000,000	2,237,580
CenturyLink, Inc.:
7.600%, 9/15/2039	1,400,000	1,301,265
7.650%, 3/15/2042	2,000,000	1,818,000
Cisco Systems, Inc., 0.961%, 3/3/2017 (8)	2,500,000	2,502,940
Colombia Telecomunicaciones SA ESP, 5.375%, 9/27/2022 (1)	800,000	768,000
Frontier Communications Corp.:
8.750%, 4/15/2022 (1)	500,000	523,750
9.000%, 8/15/2031 (1)	2,500,000	2,437,500
Motorola Solutions, Inc., 5.500%, 9/1/2044	2,000,000	1,950,024
T-Mobile USA, Inc., 6.500%, 1/15/2026 (1)	1,000,000	1,098,125
Telecom Italia Capital SA:
6.375%, 11/15/2033 (1)	1,500,000	1,558,125
7.200%, 7/18/2036	1,500,000	1,614,375
Verizon Communications, Inc., 2.406%, 9/14/2018 (8)	2,500,000	2,571,818
Windstream Services LLC, 7.500%, 6/1/2022 (1)	750,000	725,625

		22,355,813

Toys/Games/Hobbies — 0.9%
Mattel, Inc., 2.350%, 8/15/2021	2,000,000	2,001,626

Transportation — 0.3%
Kazakhstan Temir Zholy Finance BV, 6.950%, 7/10/2042 (6)	500,000	542,500

Trucking & Leasing — 1.0%
Penske Truck Leasing Co. Lp, 3.300%, 4/1/2021 (1)(6)	2,000,000	2,068,990

Total Corporate Bonds & Notes (identified cost $185,499,471)		190,270,995

Municipals — 0.3%

California — 0.3%
Metropolitan Water District of Southern California, 6.947%, 7/1/2040, Call 7/1/2020	500,000	595,950

Total Municipals (identified cost $500,000)		595,950

U.S. Government & U.S. Government Agency Obligations — 6.0%

U.S. Treasury Bonds & Notes — 6.0%
2.000%, 7/31/2020 (1)	2,500,000	2,586,865
2.250%, 11/30/2017 (1)	2,500,000	2,547,070
2.250%, 7/31/2018 (1)	2,500,000	2,569,287
2.375%, 5/31/2018 (1)	2,500,000	2,568,848
2.500%, 6/30/2017 (1)	2,500,000	2,538,783

Total U.S. Government & U.S. Government Agency Obligations (identified cost $12,811,648)		12,810,853

Short-Term Investments — 19.6%

Collateral Pool Investments for Securities on Loan — 15.7%

Collateral pool allocation (3)		33,318,966

(See Notes which are an integral part of the Financial Statements)

August 31, 2016

Schedules of Investments

TCH Corporate Income Fund (continued)

Description	Shares	Value
Short-Term Investments (continued)

Mutual Funds — 3.9%
BMO Institutional Prime Money Market Fund — Premier Class, 0.430% (4)	8,154,777	$8,154,777

Total Short-Term Investments (identified cost $41,473,743)		41,473,743

Total Investments — 115.6% (identified cost $240,284,862)		245,151,541
Other Assets and Liabilities — (15.6)%		(33,013,248)

Total Net Assets — 100.0%		$212,138,293

TCH Core Plus Bond Fund

Description	Principal Amount	Value

Commercial Mortgage Securities — 0.0%

Private Sponsor — 0.0%
Bear Stearns Commercial Mortgage Securities, Class A4, (Series 2007-T28), 5.742%, 9/11/2042 (8)	$351,940	$363,061

Total Commercial Mortgage Securities (identified cost $240,800)		363,061

Corporate Bonds & Notes — 44.3%

Auto Manufacturers — 2.4%
Ford Motor Credit Co. LLC:
1.459%, 1/17/2017 (8)	2,000,000	2,002,482
1.605%, 1/9/2018 (8)	7,500,000	7,518,247
1.698%, 11/4/2019 (8)	4,000,000	3,987,384
General Motors Financial Co., Inc., 4.000%, 1/15/2025 (1)	5,000,000	5,102,720
Nissan Motor Acceptance Corp., 1.340%, 9/26/2016 (6)(8)	5,000,000	5,002,200

		23,613,033

Banks — 8.9%
Canadian Imperial Bank of Commerce, 1.355%, 9/6/2019 (8)(9)	5,000,000	5,004,845
Citigroup, Inc.:
1.198%, 3/10/2017 (8)	6,000,000	6,004,764
1.424%, 4/27/2018 (8)	8,000,000	8,023,216
1.587%, 6/7/2019 (8)	5,000,000	5,033,005
2.287%, 9/1/2023 (8)	5,000,000	5,030,050
Deutsche Bank AG, 4.100%, 1/13/2026 (1)	3,500,000	3,558,114
Goldman Sachs Group, Inc.:
1.875%, 4/23/2020 (8)	8,000,000	8,083,592
1.917%, 11/15/2018 (8)	5,000,000	5,056,950
1.952%, 4/30/2018 (8)	5,000,000	5,046,215
HSBC Holdings PLC, 2.485%, 5/25/2021 (8)	5,000,000	5,113,160
HSBC USA, Inc., 0.942%, 6/23/2017 (8)	4,000,000	3,990,908
JPMorgan Chase & Co.:
1.487%, 3/22/2019 (8)	3,500,000	3,534,262
1.782%, 6/7/2021 (1)(8)	5,000,000	5,040,260

Description	Principal Amount	Value

Corporate Bonds & Notes (continued)

Banks (continued)
Morgan Stanley, 1.393%, 1/5/2018 (8)	$3,000,000	$3,005,358
Toronto-Dominion Bank, 1.657%, 4/7/2021 (8)	4,500,000	4,562,059
Wells Fargo Bank NA, 1.425%, 5/24/2019 (8)	5,000,000	5,028,985
Westpac Banking Corp., 1.371%, 8/19/2019 (8)	5,000,000	5,000,070

		86,115,813

Beverages — 0.3%
Anheuser-Busch InBev Finance, Inc., 2.017%, 2/1/2021 (8)	3,000,000	3,082,413

Chemicals — 1.7%
Braskem America Finance Co., 7.125%, 7/22/2041 (6)	6,000,000	6,436,200
Grupo Idesa SA de C.V., 7.875%, 12/18/2020 (6)	2,750,000	2,860,000
Mexichem SAB de C.V., 6.750%, 9/19/2042 (6)	6,400,000	7,080,000

		16,376,200

Computers — 2.8%
Diamond 1 Finance Corp., 8.350%, 7/15/2046 (6)	5,500,000	6,428,823
Hewlett Packard Enterprise Co., 4.900%, 10/15/2025 (1)(6)	8,000,000	8,567,080
International Business Machines Corp., 1.251%, 8/18/2017 (8)	6,750,000	6,776,298
Seagate HDD Cayman:
4.875%, 6/1/2027	3,000,000	2,634,693
5.750%, 12/1/2034	3,500,000	2,909,375

		27,316,269

Distribution/Wholesale — 0.3%
Ingram Micro, Inc., 4.950%, 12/15/2024	2,500,000	2,532,580

Diversified Financial Services — 2.3%
American Express Credit Corp.:
0.950%, 6/5/2017 (8)	7,500,000	7,493,655
1.362%, 7/31/2018 (8)	3,000,000	3,018,639
Jefferies Group, LLC, 6.500%, 1/20/2043	5,000,000	5,290,785
Legg Mason, Inc., 4.750%, 3/15/2026	1,950,000	2,135,847
Nomura Holdings, Inc., 2.106%, 9/13/2016 (8)	4,000,000	4,001,008

		21,939,934

Food — 0.4%
Kraft Heinz Foods Co., 2.250%, 6/5/2017	2,000,000	2,015,244
Marfrig Holdings Europe BV, 8.000%, 6/8/2023 (6)	2,000,000	2,082,500

		4,097,744

Healthcare-Products — 0.7%
Medtronic, Inc., 1.453%, 3/15/2020 (8)	7,000,000	7,116,865

Holding Companies-Diversified — 0.2%
Leucadia National Corp., 6.625%, 10/23/2043	2,000,000	2,009,452

(See Notes which are an integral part of the Financial Statements)

BMO Funds

TCH Core Plus Bond Fund (continued)

Description	Principal Amount	Value

Corporate Bonds & Notes (continued)

Insurance — 0.8%
Voya Financial, Inc., 4.800%, 6/15/2046	$8,000,000	$8,183,840

Internet — 0.7%
eBay, Inc., 4.000%, 7/15/2042	7,000,000	6,602,519

Iron/Steel — 2.1%
GTL Trade Finance, Inc.:
5.893%, 4/29/2024 (1)(6)	1,750,000	1,750,000
7.250%, 4/16/2044 (1)(6)	8,000,000	8,112,000
Vale Overseas, Ltd.:
6.875%, 11/21/2036 (1)	8,500,000	8,476,200
8.250%, 1/17/2034	1,500,000	1,690,800

		20,029,000

Media — 1.3%
Charter Communications Operating LLC, 4.464%, 7/23/2022 (6)	1,000,000	1,086,492
Viacom, Inc.:
4.375%, 3/15/2043	2,500,000	2,273,050
4.850%, 12/15/2034	8,000,000	8,101,248
Walt Disney Co., 1.139%, 5/30/2019 (8)	1,000,000	1,002,569

		12,463,359

Mining — 2.0%
Glencore Finance Canada, Ltd., 6.900%, 11/15/2037 (1)(6)	2,500,000	2,707,743
Glencore Funding LLC, 4.625%, 4/29/2024 (1)(6)	5,000,000	5,087,500
Southern Copper Corp., 7.500%, 7/27/2035 (1)	2,500,000	2,959,507
Teck Resources, Ltd.:
6.000%, 8/15/2040	3,000,000	2,445,000
6.125%, 10/1/2035	1,500,000	1,260,000
6.250%, 7/15/2041	5,990,000	4,982,931

		19,442,681

Miscellaneous Manufacturing — 0.1%
Trinity Industries, Inc., 4.550%, 10/1/2024	1,000,000	993,758

Oil & Gas — 3.1%
Ecopetrol SA:
5.375%, 6/26/2026 (1)	1,000,000	1,030,300
7.375%, 9/18/2043 (1)	6,000,000	6,489,000
Ensco PLC:
5.200%, 3/15/2025	4,500,000	3,251,250
5.750%, 10/1/2044	4,800,000	2,976,000
Exxon Mobil Corp., 1.429%, 2/28/2018 (8)	2,500,000	2,520,265
Petroleos Mexicanos, 6.375%, 1/23/2045	2,500,000	2,645,250
Pride International, Inc.:
7.875%, 8/15/2040	1,000,000	742,500
8.500%, 6/15/2019 (1)	1,700,000	1,799,875
Rowan Cos., Inc.:
4.875%, 6/1/2022 (1)	3,500,000	3,026,772
5.400%, 12/1/2042 (1)	6,000,000	4,276,686
Transocean, Inc.:
7.500%, 4/15/2031 (1)	250,000	176,875
9.100%, 12/15/2041	1,500,000	1,091,250

		30,026,023

Description	Principal Amount	Value

Corporate Bonds & Notes (continued)

Pharmaceuticals — 1.6%
Actavis Funding SCS, 4.550%, 3/15/2035 (1)	$1,500,000	$1,620,521
Merck & Co., Inc., 1.182%, 2/10/2020 (8)	6,000,000	6,021,714
Perrigo Finance Unlimited Co., 4.900%, 12/15/2044	5,000,000	5,170,380
Zoetis, Inc., 3.250%, 2/1/2023 (1)	2,500,000	2,577,305

		15,389,920

Pipelines — 0.7%
Energy Transfer Partners LP:
5.150%, 3/15/2045	4,000,000	3,853,232
6.500%, 2/1/2042	1,000,000	1,083,027
ONEOK Partners LP, 4.900%, 3/15/2025 (1)	1,300,000	1,411,127

		6,347,386

Real Estate Investment Trusts — 1.3%
EPR Properties:
5.250%, 7/15/2023	5,000,000	5,362,825
5.750%, 8/15/2022	1,000,000	1,106,227
Hospitality Properties Trust:
4.500%, 6/15/2023	1,000,000	1,029,942
4.500%, 3/15/2025	2,500,000	2,548,910
Wellltower, Inc., 4.500%, 1/15/2024	2,500,000	2,746,128

		12,794,032

Retail — 1.8%
Coach, Inc., 4.250%, 4/1/2025	6,000,000	6,317,496
CVS Health Corp., 2.250%, 12/5/2018 (1)	1,500,000	1,533,300
L Brands, Inc.:
6.950%, 3/1/2033	2,500,000	2,656,250
7.600%, 7/15/2037 (1)	6,000,000	6,570,000

		17,077,046

Semiconductors — 1.5%
Micron Technology, Inc., 5.500%, 2/1/2025 (1)	8,000,000	7,790,000
QUALCOMM, Inc., 1.081%, 5/18/2018 (8)	7,000,000	7,004,872

		14,794,872

Software — 0.4%
Oracle Corp., 1.171%, 10/8/2019 (8)	3,600,000	3,631,842

Sovereign — 0.7%
Costa Rica Government International Bond:
5.625%, 4/30/2043 (1)(6)	5,000,000	4,762,500
7.000%, 4/4/2044 (1)(6)	2,000,000	2,197,500

		6,960,000

Telecommunications — 6.1%
AT&T, Inc., 5.150%, 3/15/2042	4,000,000	4,475,160
CenturyLink, Inc.:
7.600%, 9/15/2039	6,500,000	6,041,587
7.650%, 3/15/2042 (1)	6,750,000	6,135,750
Cisco Systems, Inc., 0.963%, 6/15/2018 (8)	5,000,000	5,012,790
Frontier Communications Corp.:
7.125%, 1/15/2023 (1)	5,000,000	4,737,500
7.875%, 1/15/2027 (1)	2,500,000	2,278,125
9.000%, 8/15/2031	500,000	487,500

(See Notes which are an integral part of the Financial Statements)

August 31, 2016

Schedules of Investments

TCH Core Plus Bond Fund (continued)

Description	Principal Amount	Value

Corporate Bonds & Notes (continued)

Telecommunications (continued)
Juniper Networks, Inc., 5.950%, 3/15/2041	$5,000,000	$5,273,705
Motorola Solutions, Inc., 5.500%, 9/1/2044	7,000,000	6,825,084
T-Mobile USA, Inc., 6.500%, 1/15/2026	1,500,000	1,647,188
Telecom Italia Capital SA, 6.375%, 11/15/2033	5,500,000	5,713,125
Verizon Communications, Inc., 2.406%, 9/14/2018 (8)	9,500,000	9,772,906
Windstream Services LLC, 7.500%, 6/1/2022 (1)	1,000,000	967,500

		59,367,920

Transportation — 0.1%
Kazakhstan Temir Zholy Finance BV, 6.950%, 7/10/2042 (6)	500,000	542,500

Total Corporate Bonds & Notes (identified cost $418,305,050)		428,847,001

Municipals — 0.0%

California — 0.0%
Metropolitan Water District of Southern California, 6.947%, 7/1/2040, Call 7/1/2020	300,000	357,570

Total Municipals (identified cost $300,000)		357,570

U.S. Government & U.S. Government Agency Obligations — 16.1%

U.S. Treasury Bonds & Notes — 16.1%
1.375%, 7/15/2018 (1)	2,794,150	2,895,240
1.750%, 1/15/2028 (1)	1,725,660	2,011,129
1.875%, 7/15/2019 (1)	5,643,850	6,020,300
2.000%, 7/31/2020 (1)	15,000,000	15,521,190
2.000%, 9/30/2020 (1)	5,000,000	5,174,315
2.000%, 11/30/2020 (1)	2,500,000	2,588,135
2.000%, 11/15/2021 (1)	10,000,000	10,380,080
2.000%, 2/15/2023 (1)	15,000,000	15,565,725
2.000%, 2/15/2025 (1)	5,000,000	5,186,425
2.125%, 1/15/2019 (1)	5,051,475	5,346,794
2.125%, 8/15/2021 (1)	12,500,000	13,043,700
2.250%, 11/30/2017 (1)	7,500,000	7,641,210
2.250%, 7/31/2018 (1)	10,000,000	10,277,150
2.375%, 5/31/2018 (1)	7,500,000	7,706,543
2.500%, 5/15/2024 (1)	5,000,000	5,373,145
2.625%, 1/31/2018 (1)	15,000,000	15,394,920
2.750%, 2/28/2018	7,500,000	7,722,953
3.500%, 2/15/2018 (1)	17,500,000	18,191,460

Total U.S. Government & U.S. Government Agency Obligations (identified cost $153,088,971)		156,040,414

U.S. Government Agency-Mortgage Securities — 36.3%

Federal Home Loan Mortgage Corporation — 20.6%
3.000%, 11/1/2042	1,358,945	1,413,452
3.000%, 4/1/2043	6,084,549	6,367,894
3.000%, 4/1/2043	1,731,940	1,817,018
3.000%, 4/1/2043	2,531,091	2,632,755
3.000%, 5/1/2043	3,066,466	3,188,192
3.000%, 7/1/2043	11,908,649	12,378,386
3.000%, 9/1/2043	12,045,461	12,519,787

Description	Principal Amount	Value
U.S. Government Agency-Mortgage Securities (continued)

Federal Home Loan Mortgage Corporation (continued)
3.000%, 4/1/2045	$10,888,697	$11,311,940
3.000%, 5/1/2045	5,950,705	6,182,009
3.000%, 9/1/2045	18,584,407	19,306,782
3.000%, 1/1/2046	19,160,251	19,905,010
3.000%, 4/1/2046	19,643,219	20,406,751
3.500%, 12/1/2040	1,081,740	1,139,655
3.500%, 12/1/2041	989,316	1,042,418
3.500%, 3/1/2042	383,827	409,280
3.500%, 12/1/2042	847,820	896,828
3.500%, 7/1/2043	5,510,572	5,825,038
3.500%, 9/1/2043	11,190,069	11,820,125
3.500%, 11/1/2043	9,330,708	9,855,271
3.500%, 1/1/2044	9,606,381	10,145,847
3.500%, 2/1/2044	9,943,031	10,504,415
3.500%, 11/1/2044	7,369,642	7,764,206
4.000%, 4/1/2026	580,572	617,441
4.000%, 10/1/2031	907,648	980,974
4.000%, 12/1/2039	754,533	811,070
4.000%, 12/1/2040	329,921	356,643
4.000%, 12/1/2040	4,225,904	4,542,146
4.000%, 3/1/2041	342,499	368,118
4.000%, 4/1/2041	8,146,276	8,854,334
4.000%, 8/1/2041	219,923	236,502
4.000%, 11/1/2041	877,433	943,443
4.500%, 9/1/2031	435,440	479,299
4.500%, 3/1/2039	170,132	186,179
4.500%, 5/1/2039	696,356	772,894
4.500%, 2/1/2040	183,538	201,559
4.500%, 11/1/2040	620,875	687,338
4.500%, 2/1/2041	1,322,542	1,452,985
5.000%, 12/1/2035	87,411	97,034
5.000%, 1/1/2038	41,282	45,515
5.000%, 3/1/2038	152,001	167,824
5.000%, 3/1/2038	49,065	54,344
5.000%, 2/1/2039	218,928	241,379
5.000%, 1/1/2040	236,392	265,118
6.000%, 6/1/2037	130,721	149,337
6.000%, 1/1/2038	139,176	159,191

		199,503,726

Federal National Mortgage Association — 15.4%
3.000%, 3/1/2043	3,252,035	3,384,273
3.000%, 7/1/2043	7,948,060	8,268,406
3.000%, 7/1/2043	15,870,133	16,510,906
3.000%, 8/1/2043	12,250,799	12,746,491
3.000%, 9/1/2044	11,135,317	11,567,501
3.000%, 1/1/2045	11,998,950	12,464,654
3.000%, 2/1/2045	16,718,033	17,366,893
3.000%, 6/1/2045	9,116,577	9,470,410
3.000%, 3/1/2046	18,816,896	19,547,218
3.500%, 7/1/2032	541,905	577,270
3.500%, 5/1/2042	1,358,671	1,440,976
3.500%, 10/1/2042	1,015,667	1,083,663
3.500%, 10/1/2042	1,272,863	1,345,671
3.500%, 10/1/2042	1,479,519	1,562,004
3.500%, 11/1/2042	666,216	705,465
3.500%, 12/1/2042	1,218,371	1,289,107
3.500%, 1/1/2043	3,685,282	3,939,268
3.500%, 5/1/2043	14,147,435	14,966,487
4.000%, 11/1/2040	429,138	461,300
4.000%, 1/1/2041	674,490	725,873
4.000%, 2/1/2041	602,991	648,338
4.000%, 2/1/2041	3,226,553	3,470,842
4.000%, 3/1/2041	243,953	265,459
4.000%, 11/1/2041	627,679	674,458

(See Notes which are an integral part of the Financial Statements)

BMO Funds

TCH Core Plus Bond Fund (continued)

Description	Shares or Principal Amount	Value
U.S. Government Agency-Mortgage Securities (continued)

Federal National Mortgage Association (continued)
4.500%, 6/1/2039	$998,355	$1,101,606
4.500%, 8/1/2041	634,419	695,578
5.000%, 7/1/2022	313,571	335,329
5.000%, 3/1/2035	350,690	393,389
5.000%, 5/1/2042	881,495	982,668
5.500%, 2/1/2034	60,803	69,130
5.500%, 7/1/2036	328,820	374,121
5.500%, 8/1/2037	636,458	722,743
5.500%, 6/1/2038	82,727	93,723
6.000%, 12/1/2038	35,780	40,938
6.000%, 5/1/2039	256,184	296,870
6.500%, 10/1/2037	69,986	80,533
6.500%, 11/1/2037	55,284	62,850

		149,732,411

Government National Mortgage Association — 0.3%
4.000%, 10/15/2040	661,742	711,814
4.000%, 12/15/2040	735,358	791,168
4.000%, 4/15/2041	692,291	742,929
5.500%, 8/20/2038	113,014	120,233
5.500%, 2/15/2039	54,098	61,116
6.000%, 12/15/2038	79,382	90,774
6.000%, 1/15/2039	39,986	45,725

		2,563,759

Total U.S. Government Agency-Mortgage Securities (identified cost $338,193,168)		351,799,896

Short-Term Investments — 22.5%

Collateral Pool Investments for Securities on Loan — 19.4%

Collateral pool allocation (3)		187,451,016

Mutual Funds — 3.1%
BMO Institutional Prime Money Market Fund — Premier Class, 0.430% (4)	29,910,619	29,910,619

Total Short-Term Investments (identified cost $217,361,635)		217,361,635

Total Investments — 119.2% (identified cost $1,127,489,624)		1,154,769,577
Other Assets and Liabilities — (19.2)%		(186,077,610)

Total Net Assets — 100.0%		$968,691,967

Monegy High Yield Bond Fund

Description	Principal Amount	Value
Corporate Bonds & Notes — 96.2%

Advertising — 0.2%
Lamar Media Corp., 5.750%, 2/1/2026 (6)	$165,000	$179,025

Aerospace/Defense — 1.4%
KLX, Inc., 5.875%, 12/1/2022 (6)	527,000	555,721
TransDigm, Inc., 6.500%, 7/15/2024	265,000	276,263
Triumph Group, Inc., 5.250%, 6/1/2022	650,000	625,625

		1,457,609

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Agriculture — 0.6%
Vector Group, Ltd., 7.750%, 2/15/2021	$650,000	$690,625

Airlines — 1.2%
Air Canada, 7.750%, 4/15/2021 (6)	450,000	476,438
American Airlines Group, Inc., 4.625%, 3/1/2020 (6)	501,000	504,131
United Continental Holdings, Inc.:
6.000%, 12/1/2020	150,000	161,250
6.375%, 6/1/2018	103,000	108,665

		1,250,484

Apparel — 0.6%
Levi Strauss & Co., 5.000%, 5/1/2025	427,000	445,147
Perry Ellis International, Inc., 7.875%, 4/1/2019	155,000	157,713

		602,860

Auto Manufacturers — 0.5%
Fiat Chrysler Automobiles NV, 5.250%, 4/15/2023	200,000	207,050
Jaguar Land Rover Automotive PLC, 5.625%, 2/1/2023 (6)	300,000	317,625

		524,675

Auto Parts & Equipment — 2.2%
American Axle & Manufacturing, Inc.:
6.250%, 3/15/2021	152,000	159,220
6.625%, 10/15/2022	50,000	53,563
Dana, Inc., 5.500%, 12/15/2024	250,000	257,500
Goodyear Tire & Rubber Co.:
5.000%, 5/31/2026	193,000	202,528
5.125%, 11/15/2023	190,000	199,500
Meritor, Inc.:
6.250%, 2/15/2024	350,000	329,140
6.750%, 6/15/2021	152,000	152,760
Tenneco, Inc.:
5.000%, 7/15/2026	305,000	314,912
5.375%, 12/15/2024	266,000	284,620
ZF North America Capital, Inc.:
4.500%, 4/29/2022 (6)	200,000	212,250
4.750%, 4/29/2025 (6)	150,000	159,750

		2,325,743

Beverages — 0.3%
Cott Beverages, Inc.:
5.375%, 7/1/2022	301,000	311,911
6.750%, 1/1/2020	4,000	4,205

		316,116

Building Materials — 2.3%
Builders FirstSource, Inc., 5.625%, 9/1/2024 (6)	410,000	419,225
Gibraltar Industries, Inc., 6.250%, 2/1/2021	490,000	509,600
Louisiana-Pacific Corp., 7.500%, 6/1/2020	439,000	456,834
Norbord, Inc., 6.250%, 4/15/2023 (6)	339,000	361,883
Standard Industries, Inc., 6.000%, 10/15/2025 (6)	192,000	211,440
U.S. Concrete, Inc., 6.375%, 6/1/2024	493,000	515,185

		2,474,167

(See Notes which are an integral part of the Financial Statements)

August 31, 2016

Schedules of Investments

Monegy High Yield Bond Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Chemicals — 2.1%
Axalta Coating Systems LLC, 4.875%, 8/15/2024 (6)	$500,000	$522,500
Blue Cube Spinco, Inc., 9.750%, 10/15/2023 (6)	493,000	586,670
Chemtura Corp., 5.750%, 7/15/2021	260,000	271,700
PolyOne Corp., 5.250%, 3/15/2023	200,000	210,000
PQ Corp., 6.750%, 11/15/2022 (6)	261,000	277,312
Trinseo Materials Operating SCA, 6.750%, 5/1/2022 (6)	400,000	423,000

		2,291,182

Commercial Services — 4.7%
ADT Corp.:
3.500%, 7/15/2022	85,000	81,813
6.250%, 10/15/2021	274,000	301,400
Ashtead Capital, Inc., 6.500%, 7/15/2022 (6)	200,000	212,000
Avis Budget Car Rental LLC, 5.250%, 3/15/2025 (6)	455,000	452,156
Deluxe Corp., 6.000%, 11/15/2020	218,000	226,175
FTI Consulting, Inc., 6.000%, 11/15/2022	68,000	71,825
Great Lakes Dredge & Dock Corp., 7.375%, 2/1/2019	213,000	211,136
Herc Rentals, Inc., 7.500%, 6/1/2022 (6)	470,000	489,975
Hertz Corp.:
6.750%, 4/15/2019	265,000	270,962
7.375%, 1/15/2021	258,000	269,287
Prime Security Services Borrower LLC, 9.250%, 5/15/2023 (6)	495,000	540,169
Rent-A-Center, Inc.:
4.750%, 5/1/2021	50,000	42,500
6.625%, 11/15/2020	340,000	326,400
RR Donnelley & Sons Co., 7.000%, 2/15/2022	272,000	284,750
Service Corp. International:
5.375%, 1/15/2022	192,000	201,850
5.375%, 5/15/2024	150,000	161,625
Sotheby’s, 5.250%, 10/1/2022 (6)	191,000	189,090
United Rentals North America, Inc.:
5.500%, 7/15/2025	132,000	136,620
6.125%, 6/15/2023	428,000	452,075
7.625%, 4/15/2022	55,000	58,919

		4,980,727

Computers — 1.3%
Diamond 1 Finance Corp.:
5.875%, 6/15/2021 (6)	37,000	39,138
7.125%, 6/15/2024 (6)	461,000	500,020
Diebold, Inc., 8.500%, 4/15/2024 (6)	344,000	350,880
Western Digital Corp., 10.500%, 4/1/2024 (6)	457,000	517,553

		1,407,591

Cosmetics/Personal Care — 0.5%
Revlon Consumer Products Corp., 5.750%, 2/15/2021	153,000	157,208
Revlon Escrow Corp., 6.250%, 8/1/2024 (6)	400,000	417,000

		574,208

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Distribution/Wholesale — 0.2%
Univar USA, Inc., 6.750%, 7/15/2023 (6)	$206,000	$214,240

Diversified Financial Services — 3.1%
AerCap Ireland Capital, Ltd., 4.625%, 7/1/2022	300,000	319,500
Aircastle, Ltd., 5.000%, 4/1/2023	210,000	223,125
Ally Financial, Inc.:
3.750%, 11/18/2019	233,000	238,825
4.250%, 4/15/2021	37,000	38,203
4.625%, 5/19/2022	171,000	179,978
4.625%, 3/30/2025	115,000	119,744
5.750%, 11/20/2025	198,000	211,365
8.000%, 11/1/2031	140,000	176,050
CIT Group, Inc.:
5.000%, 8/15/2022	491,000	521,687
5.375%, 5/15/2020	52,000	55,705
Dana Financing Luxembourg Sarl, 6.500%, 6/1/2026 (6)	220,000	231,000
Fly Leasing, Ltd.:
6.375%, 10/15/2021	200,000	203,000
6.750%, 12/15/2020	400,000	412,500
International Lease Finance Corp., 5.875%, 8/15/2022	325,000	368,062

		3,298,744

Electric — 1.9%
Calpine Corp.:
5.250%, 6/1/2026 (6)	111,000	112,943
5.375%, 1/15/2023	700,000	703,934
5.750%, 1/15/2025	10,000	10,000
5.875%, 1/15/2024 (6)	164,000	174,250
NRG Energy, Inc.:
6.625%, 3/15/2023	701,000	718,525
7.250%, 5/15/2026 (6)	323,000	337,050

		2,056,702

Electrical Components & Equipment — 0.8%
Anixter, Inc., 5.500%, 3/1/2023	300,000	316,875
Belden, Inc., 5.500%, 9/1/2022 (6)	419,000	438,902
WESCO Distribution, Inc., 5.375%, 12/15/2021	135,000	140,063

		895,840

Engineering & Construction — 0.7%
MasTec, Inc., 4.875%, 3/15/2023	190,000	190,950
SBA Communications Corp., 4.875%, 9/1/2024 (6)	500,000	508,125

		699,075

Entertainment — 2.4%
AMC Entertainment, Inc., 5.875%, 2/15/2022	271,000	280,485
Cinemark USA, Inc., 4.875%, 6/1/2023	160,000	164,800
National CineMedia LLC, 7.875%, 7/15/2021	502,000	522,394
Penn National Gaming, Inc., 5.875%, 11/1/2021	381,000	398,145
Pinnacle Entertainment, Inc., 5.625%, 5/1/2024 (6)	223,000	228,017
Regal Entertainment Group:
5.750%, 3/15/2022	170,000	178,713
5.750%, 2/1/2025	518,000	529,655
Speedway Motorsports, Inc., 5.125%, 2/1/2023	200,000	207,500

		2,509,709

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Monegy High Yield Bond Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Environmental Control — 0.8%
Clean Harbors, Inc., 5.125%, 6/1/2021	$350,000	$360,500
Covanta Holding Corp., 5.875%, 3/1/2024	544,000	549,440

		909,940

Food — 2.1%
Darling Ingredients, Inc., 5.375%, 1/15/2022	255,000	269,025
Dean Foods Co., 6.500%, 3/15/2023 (6)	517,000	550,605
Fresh Market, Inc., 9.750%, 5/1/2023 (6)	300,000	281,250
JBS USA LLC:
7.250%, 6/1/2021 (6)	163,000	169,520
8.250%, 2/1/2020 (6)	184,000	192,280
Post Holdings, Inc.:
5.000%, 8/15/2026 (6)	500,000	500,000
6.750%, 12/1/2021 (6)	200,000	215,250
TreeHouse Foods, Inc., 4.875%, 3/15/2022	100,000	104,250

		2,282,180

Food Service — 0.6%
Aramark Services, Inc., 5.125%, 1/15/2024	647,000	672,476

Forest Products & Paper — 0.7%
Cascades, Inc., 5.500%, 7/15/2022 (6)	250,000	252,500
P.H. Glatfelter Co., 5.375%, 10/15/2020	143,000	144,430
Sappi Papier Holding GmbH, 7.750%, 7/15/2017 (6)	300,000	307,770

		704,700

Healthcare-Products — 0.7%
Alere, Inc., 6.500%, 6/15/2020	243,000	239,659
Hill-Rom Holdings, Inc., 5.750%, 9/1/2023 (6)	160,000	168,800
Teleflex, Inc.:
4.875%, 6/1/2026	125,000	130,625
5.250%, 6/15/2024	161,000	169,452

		708,536

Healthcare-Services — 5.3%
Acadia Healthcare Co., Inc.:
5.125%, 7/1/2022	31,000	31,078
6.125%, 3/15/2021	253,000	264,385
Amsurg Corp., 5.625%, 7/15/2022	350,000	362,687
Centene Corp., 4.750%, 5/15/2022	274,000	285,988
CHS/Community Health Systems, Inc.:
6.875%, 2/1/2022	185,000	154,475
7.125%, 7/15/2020	250,000	224,845
DaVita HealthCare Partners, Inc., 5.000%, 5/1/2025	312,000	316,992
HCA, Inc.:
4.500%, 2/15/2027	500,000	505,625
5.875%, 5/1/2023	265,000	282,225
7.500%, 2/15/2022	225,000	257,063
HealthSouth Corp.:
5.125%, 3/15/2023	100,000	101,750
5.750%, 11/1/2024	368,000	383,456
Kindred Healthcare, Inc.:
6.375%, 4/15/2022	370,000	351,962
8.750%, 1/15/2023	220,000	225,775

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Healthcare-Services (continued)
LifePoint Health, Inc.:
5.375%, 5/1/2024 (6)	$72,000	$74,070
5.500%, 12/1/2021	198,000	207,405
MEDNAX, Inc., 5.250%, 12/1/2023 (6)	63,000	66,465
Select Medical Corp., 6.375%, 6/1/2021	537,000	540,356
Tenet Healthcare Corp.:
6.750%, 2/1/2020	54,000	53,865
6.750%, 6/15/2023	275,000	262,281
8.000%, 8/1/2020	100,000	101,875
8.125%, 4/1/2022	530,000	539,275

		5,593,898

Holding Companies-Diversified — 0.5%
Argos Merger Sub, Inc., 7.125%, 3/15/2023 (6)	559,000	589,046

Home Builders — 2.8%
Brookfield Residential Properties, Inc., 6.125%, 7/1/2022 (6)	415,000	419,150
CalAtlantic Group, Inc., 5.250%, 6/1/2026	996,000	1,013,430
KB Home:
7.500%, 9/15/2022	194,000	208,065
8.000%, 3/15/2020	76,000	84,550
Lennar Corp., 4.875%, 12/15/2023	354,000	372,585
Taylor Morrison Communities, Inc.:
5.250%, 4/15/2021 (6)	170,000	175,525
5.875%, 4/15/2023 (6)	135,000	141,750
Toll Brothers Finance Corp., 4.875%, 11/15/2025	260,000	273,325
TRI Pointe Group, Inc.:
4.375%, 6/15/2019	119,000	122,867
5.875%, 6/15/2024	140,000	147,000

		2,958,247

Home Furnishings — 0.6%
Tempur Sealy International, Inc.:
5.500%, 6/15/2026 (6)	77,000	80,619
5.625%, 10/15/2023	553,000	582,724

		663,343

Household Products/Wares — 0.5%
ACCO Brands Corp., 6.750%, 4/30/2020	250,000	266,250
Central Garden & Pet Co., 6.125%, 11/15/2023	253,000	272,924

		539,174

Internet — 0.4%
Netflix, Inc., 5.375%, 2/1/2021	355,000	386,950

Iron/Steel — 1.1%
BlueScope Steel Finance, Ltd., 6.500%, 5/15/2021 (6)	185,000	197,487
Commercial Metals Co., 4.875%, 5/15/2023	217,000	219,170
Steel Dynamics, Inc., 6.375%, 8/15/2022	311,000	329,660
United States Steel Corp.:
7.500%, 3/15/2022	162,000	158,254
8.375%, 7/1/2021 (6)	227,000	247,430

		1,152,001

Leisure Time — 1.0%
Brunswick Corp.:
4.625%, 5/15/2021 (6)	119,000	122,273
7.375%, 9/1/2023	202,000	228,260

(See Notes which are an integral part of the Financial Statements)

August 31, 2016

Schedules of Investments

Monegy High Yield Bond Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Leisure Time (continued)
ClubCorp Club Operations, Inc., 8.250%, 12/15/2023 (6)	$177,000	$188,062
NCL Corp., Ltd., 4.625%, 11/15/2020 (6)	500,000	507,945

		1,046,540

Lodging — 1.2%
Boyd Gaming Corp., 6.375%, 4/1/2026 (6)	518,000	554,260
MGM Resorts International:
4.625%, 9/1/2026	229,000	227,855
6.625%, 12/15/2021	165,000	186,037
6.750%, 10/1/2020	234,000	262,665

		1,230,817

Machinery-Diversified — 1.0%
CNH Industrial NV, 4.500%, 8/15/2023	1,000,000	1,017,500

Media — 9.2%
Altice Financing SA:
6.625%, 2/15/2023 (6)	250,000	261,250
7.500%, 5/15/2026 (6)	250,000	263,750
AMC Networks, Inc., 5.000%, 4/1/2024	483,000	496,886
Block Communications, Inc., 7.250%, 2/1/2020 (6)	375,000	388,125
Cablevision Systems Corp.:
5.875%, 9/15/2022	265,000	250,425
8.000%, 4/15/2020	175,000	186,813
CCO Holdings LLC:
5.375%, 5/1/2025 (6)	118,000	124,638
5.500%, 5/1/2026 (6)	474,000	503,032
5.750%, 2/15/2026 (6)	390,000	418,275
5.875%, 4/1/2024 (6)	186,000	200,880
Cequel Communications Holdings I LLC, 5.125%, 12/15/2021 (6)	160,000	162,600
Clear Channel Worldwide Holdings, Inc., 7.625%, 3/15/2020	395,000	399,938
CSC Holdings LLC, 6.750%, 11/15/2021	425,000	454,750
DISH DBS Corp.:
5.000%, 3/15/2023	350,000	337,785
6.750%, 6/1/2021	125,000	134,609
Gray Television, Inc.:
5.875%, 7/15/2026 (6)	365,000	381,425
7.500%, 10/1/2020	362,000	376,933
Nexstar Broadcasting, Inc.:
6.125%, 2/15/2022 (6)	375,000	390,000
6.875%, 11/15/2020	441,000	460,845
Nielsen Finance LLC, 5.000%, 4/15/2022 (6)	362,000	373,265
SFR Group SA:
6.000%, 5/15/2022 (6)	700,000	718,025
7.375%, 5/1/2026 (6)	300,000	310,125
Sirius XM Radio, Inc.:
5.375%, 7/15/2026 (6)	307,000	316,594
5.875%, 10/1/2020 (6)	235,000	242,784
6.000%, 7/15/2024 (6)	225,000	242,156
Tribune Media Co., 5.875%, 7/15/2022	709,000	728,497
UPCB Finance IV, Ltd., 5.375%, 1/15/2025 (6)	200,000	206,500
Virgin Media Finance PLC, 6.375%, 4/15/2023 (6)	420,000	449,400

		9,780,305

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Mining — 2.7%
Aleris International, Inc., 9.500%, 4/1/2021 (6)	$420,000	$462,000
Anglo American Capital PLC, 3.625%, 5/14/2020 (6)	200,000	199,000
FMG Resources (August 2006) Pty, Ltd., 6.875%, 4/1/2022 (6)	570,000	589,950
Freeport-McMoRan, Inc., 3.550%, 3/1/2022	615,000	539,662
Hecla Mining Co., 6.875%, 5/1/2021	95,000	96,188
Kaiser Aluminum Corp., 5.875%, 5/15/2024 (6)	219,000	232,687
Kinross Gold Corp., 5.950%, 3/15/2024	109,000	113,360
Teck Resources, Ltd.:
4.750%, 1/15/2022	350,000	329,108
6.250%, 7/15/2041	100,000	83,188
8.000%, 6/1/2021 (6)	250,000	270,469

		2,915,612

Miscellaneous Manufacturing — 0.3%
Koppers, Inc., 7.875%, 12/1/2019	359,000	367,078

Oil & Gas — 8.7%
Antero Resources Corp.:
5.125%, 12/1/2022	292,000	289,810
5.375%, 11/1/2021	363,000	365,269
Carrizo Oil & Gas, Inc., 6.250%, 4/15/2023	568,000	563,740
Cenovus Energy, Inc., 6.750%, 11/15/2039	720,000	771,081
Cheniere Corpus Christi Holdings LLC, 7.000%, 6/30/2024 (6)	854,000	918,050
Continental Resources, Inc.:
3.800%, 6/1/2024	482,000	437,415
5.000%, 9/15/2022	242,000	235,345
Gulfport Energy Corp.:
6.625%, 5/1/2023	610,000	629,825
7.750%, 11/1/2020	219,000	228,855
Murphy Oil Corp.:
4.700%, 12/1/2022	688,000	651,286
6.875%, 8/15/2024	154,000	161,241
Northern Tier Energy LLC, 7.125%, 11/15/2020	804,000	822,090
PBF Holding Co. LLC, 8.250%, 2/15/2020	343,000	355,434
Precision Drilling Corp., 6.500%, 12/15/2021	340,000	317,050
QEP Resources, Inc., 5.250%, 5/1/2023	900,000	886,500
Transocean, Inc., 9.000%, 7/15/2023 (6)	270,000	261,225
Whiting Petroleum Corp.:
5.750%, 3/15/2021	323,000	291,104
6.250%, 4/1/2023	95,000	83,600
WPX Energy, Inc.:
7.500%, 8/1/2020	484,000	499,427
8.250%, 8/1/2023	449,000	469,205

		9,237,552

Oil & Gas Services — 1.9%
Archrock Partners LP, 6.000%, 4/1/2021	377,000	355,322
Era Group, Inc., 7.750%, 12/15/2022	562,000	476,295
PHI, Inc., 5.250%, 3/15/2019	95,000	90,963
SESI LLC, 7.125%, 12/15/2021	510,000	499,800
Weatherford International LLC, 6.800%, 6/15/2037	418,000	313,500

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Monegy High Yield Bond Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Oil & Gas Services (continued)
Weatherford International, Ltd.:
7.750%, 6/15/2021	$92,000	$91,425
8.250%, 6/15/2023	256,000	252,257

		2,079,562

Packaging & Containers — 2.0%
AEP Industries, Inc., 8.250%, 4/15/2019	292,000	302,167
Albea Beauty Holdings SA, 8.375%, 11/1/2019 (6)	292,000	307,695
Ardagh Packaging Finance PLC:
6.750%, 1/31/2021 (6)	300,000	312,375
7.000%, 11/15/2020 (6)	70,588	70,853
7.250%, 5/15/2024 (6)	200,000	213,750
Berry Plastics Corp.:
5.125%, 7/15/2023	200,000	205,880
6.000%, 10/15/2022	145,000	154,425
Coveris Holdings SA, 7.875%, 11/1/2019 (6)	250,000	256,250
Owens-Brockway Glass Container, Inc., 5.000%, 1/15/2022 (6)	263,000	277,794

		2,101,189

Pharmaceuticals — 0.5%
Endo Finance LLC:
5.375%, 1/15/2023 (6)	92,000	83,720
5.750%, 1/15/2022 (6)	20,000	18,738
6.000%, 7/15/2023 (6)	250,000	228,125
7.250%, 1/15/2022 (6)	200,000	195,000

		525,583

Pipelines — 2.9%
Genesis Energy LP:
5.750%, 2/15/2021	239,000	238,402
6.750%, 8/1/2022	417,000	427,425
Holly Energy Partners LP, 6.500%, 3/1/2020	382,000	395,370
Martin Midstream Partners LP, 7.250%, 2/15/2021	512,000	488,320
MPLX LP, 5.500%, 2/15/2023 (6)	116,000	120,480
Sabine Pass Liquefaction LLC:
5.750%, 5/15/2024	430,000	459,025
6.250%, 3/15/2022	295,000	317,125
SemGroup Corp., 7.500%, 6/15/2021	400,000	404,000
Targa Resources Partners LP, 6.625%, 10/1/2020	200,000	207,750

		3,057,897

Real Estate Investment Trusts — 3.6%
Communications Sales & Leasing, Inc., 8.250%, 10/15/2023	400,000	419,000
CyrusOne LP, 6.375%, 11/15/2022	261,000	278,618
Equinix, Inc.:
5.750%, 1/1/2025	278,000	298,850
5.875%, 1/15/2026	37,000	40,399
ESH Hospitality, Inc., 5.250%, 5/1/2025 (6)	672,000	675,152
GEO Group, Inc.:
5.125%, 4/1/2023	130,000	116,675
5.875%, 10/15/2024	138,000	124,890
Iron Mountain, Inc., 5.750%, 8/15/2024	550,000	573,705
iStar, Inc., 6.500%, 7/1/2021	287,000	293,601
Potlatch Corp., 7.500%, 11/1/2019	337,000	377,271
RHP Hotel Properties LP, 5.000%, 4/15/2023	625,000	639,062

		3,837,223

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Retail — 4.0%
Asbury Automotive Group, Inc., 6.000%, 12/15/2024	$484,000	$505,780
Ferrellgas LP, 6.750%, 1/15/2022	215,000	202,638
Ferrellgas Partners LP, 8.625%, 6/15/2020	70,000	70,525
Hot Topic, Inc., 9.250%, 6/15/2021 (6)	355,000	377,187
JC Penney Corp., Inc.:
5.650%, 6/1/2020	405,000	405,000
7.400%, 4/1/2037	55,000	49,775
8.125%, 10/1/2019	90,000	97,313
L Brands, Inc.:
5.625%, 10/15/2023	236,000	265,205
6.875%, 11/1/2035	237,000	260,107
Party City Holdings, Inc., 6.125%, 8/15/2023 (6)	424,000	452,620
Penske Automotive Group, Inc.:
5.500%, 5/15/2026	250,000	250,780
5.750%, 10/1/2022	287,000	299,197
Rite Aid Corp., 6.125%, 4/1/2023 (6)	333,000	360,749

Retail (continued)
Sonic Automotive, Inc.:
5.000%, 5/15/2023	500,000	500,000
7.000%, 7/15/2022	161,000	171,063

		4,267,939

Semiconductors — 0.9%
Amkor Technology, Inc.:
6.375%, 10/1/2022	228,000	237,262
6.625%, 6/1/2021	25,000	25,781
Micron Technology, Inc., 5.250%, 8/1/2023 (6)	508,000	494,030
NXP BV, 4.125%, 6/1/2021 (6)	200,000	209,700

		966,773

Shipbuilding — 0.1%
Huntington Ingalls Industries, Inc., 5.000%, 11/15/2025 (6)	100,000	107,625

Software — 1.1%
ACI Worldwide, Inc., 6.375%, 8/15/2020 (6)	336,000	347,340
First Data Corp.:
5.750%, 1/15/2024 (6)	96,000	98,640
7.000%, 12/1/2023 (6)	445,000	467,806
MSCI, Inc.:
5.250%, 11/15/2024 (6)	176,000	187,880
5.750%, 8/15/2025 (6)	40,000	43,550

		1,145,216

Storage/Warehousing — 0.4%
Mobile Mini, Inc., 5.875%, 7/1/2024	423,000	440,978

Telecommunications — 10.4%
CenturyLink, Inc.:
5.625%, 4/1/2025	320,000	313,200
5.800%, 3/15/2022	692,000	718,538
Cincinnati Bell, Inc., 8.375%, 10/15/2020	421,000	435,998
Cogent Communications Finance, Inc., 5.625%, 4/15/2021 (6)	212,000	216,770
CommScope Technologies Finance LLC, 6.000%, 6/15/2025 (6)	50,000	53,313
CommScope, Inc., 5.500%, 6/15/2024 (6)	308,000	324,555

(See Notes which are an integral part of the Financial Statements)

August 31, 2016

Schedules of Investments

Monegy High Yield Bond Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Telecommunications (continued)
Consolidated Communications, Inc., 6.500%, 10/1/2022	$394,000	$384,150
DigitalGlobe, Inc., 5.250%, 2/1/2021 (6)	352,000	352,000
EarthLink, Inc., 7.375%, 6/1/2020	501,000	526,676
FairPoint Communications, Inc., 8.750%, 8/15/2019 (6)	400,000	410,500
Frontier Communications Corp.:
6.875%, 1/15/2025	370,000	333,462
7.125%, 1/15/2023	75,000	71,063
9.250%, 7/1/2021	389,000	422,551
11.000%, 9/15/2025	109,000	118,129
GCI, Inc.:
6.750%, 6/1/2021	164,000	170,150
6.875%, 4/15/2025	279,000	288,765
Hughes Satellite Systems Corp.:
6.500%, 6/15/2019	71,000	77,923
6.625%, 8/1/2026 (6)	114,000	113,430
7.625%, 6/15/2021	407,000	435,999
Inmarsat Finance PLC, 4.875%, 5/15/2022 (6)	600,000	588,120
Level 3 Communications, Inc., 5.750%, 12/1/2022	307,000	321,582
Level 3 Financing, Inc., 5.125%, 5/1/2023	48,000	50,040
Sprint Capital Corp., 6.875%, 11/15/2028	149,000	134,845
Sprint Communications, Inc., 6.000%, 11/15/2022	164,000	149,240
Sprint Corp., 7.875%, 9/15/2023	807,000	788,431
T-Mobile USA, Inc.:
6.375%, 3/1/2025	40,000	43,150
6.500%, 1/15/2026	36,000	39,533
6.625%, 11/15/2020	330,000	341,137
6.633%, 4/28/2021	280,000	294,350
Telecom Italia Capital SA, 6.000%, 9/30/2034	623,000	629,292
ViaSat, Inc., 6.875%, 6/15/2020	286,000	296,189
West Corp., 5.375%, 7/15/2022 (6)	553,000	541,249
Windstream Services LLC:
6.375%, 8/1/2023	540,000	493,425
7.500%, 4/1/2023	176,000	168,300
7.750%, 10/15/2020	75,000	76,875
7.750%, 10/1/2021	304,000	304,760

		11,027,690

Transportation — 0.4%
XPO Logistics, Inc., 6.500%, 6/15/2022 (6)	451,000	470,731

Venture Capital — 0.8%
Icahn Enterprises LP, 5.875%, 2/1/2022	868,000	814,835

Total Corporate Bonds & Notes (identified cost $98,984,444)		102,348,458

Description	Shares	Value
Short-Term Investments — 3.2%

Mutual Funds — 3.2%
BMO Institutional Prime Money Market Fund — Premier Class, 0.430% (4)	3,392,910	$3,392,910

Total Short-Term Investments (identified cost $3,392,910)		3,392,910

Total Investments — 99.4% (identified cost $102,377,354)		105,741,368
Other Assets and Liabilities — 0.6%		614,024

Total Net Assets — 100.0%		$106,355,392

Government Money Market Fund

Description	Shares or Principal Amount	Value
Mutual Funds — 9.4%
BlackRock Liquidity Funds T-Fund Portfolio — Institutional Class, 0.227%	105,000,000	$105,000,000
Invesco Government & Agency Portfolio — Institutional Class, 0.304%	105,000,000	105,000,000

Total Mutual Funds		210,000,000

Repurchase Agreements — 14.6%
Agreement with Fixed Income Clearing Corp., 0.030%, dated 8/31/2016, to be repurchased at $11,913,578 on 9/1/2016, collateralized by a U.S. Government Agency Obligation with a maturity of 2/22/2017, with a market value of $12,155,313	$11,913,568	11,913,568
Agreement with Goldman Sachs Group, Inc., 0.310%, dated 8/31/2016, to be repurchased at $225,001,938 on 9/1/2016, collateralized by U.S. Government Agency Obligations with various maturities to 9/1/2046, with a market value of $228,865,411	225,000,000	225,000,000
Agreement with Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.330%, dated 8/31/2016, to be repurchased at $65,000,596 on 9/1/2016, collateralized by U.S. Government Agency Obligations with various maturities to 7/20/2046, with a market value of $66,125,911	65,000,000	65,000,000
Agreement with Toronto Dominion Bank, 0.320%, dated 8/31/2016, to be repurchased at $25,000,222 on 9/1/2016, collateralized by U.S. Government Agency Obligations with various maturities to 1/1/2045, with a market value of $25,414,749	25,000,000	25,000,000

Total Repurchase Agreements		326,913,568

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Government Money Market Fund (continued)

Description	Principal Amount	Value
U.S. Government & U.S. Government Agency Obligations — 79.5%

Federal Farm Credit Bank — 14.8%
0.230%, 9/6/2016 (12)	$75,000,000	$74,997,604
0.240%, 9/13/2016 (12)	10,000,000	9,999,200
0.250%, 9/7/2016 (12)	12,430,000	12,429,482
0.260%, 9/2/2016 (12)	1,250,000	1,249,991
0.260%, 9/23/2016 (12)	20,000,000	19,996,822
0.270%, 9/27/2016 (12)	15,000,000	14,997,075
0.270%, 9/28/2016 (12)	20,000,000	19,995,950
0.400%, 9/1/2017 (8)(9)	15,000,000	15,000,000
0.460%, 12/19/2016 (8)	13,500,000	13,501,208
0.484%, 8/1/2017 (8)	10,000,000	9,997,186
0.494%, 12/1/2016 (8)	5,000,000	4,999,780
0.503%, 12/15/2016 (8)	5,000,000	5,000,236
0.504%, 9/27/2016 (8)	9,500,000	9,500,797
0.514%, 12/19/2016 (8)	15,000,000	15,009,052
0.518%, 11/14/2016 (8)	2,992,000	2,992,130
0.528%, 5/8/2017 (8)	5,860,000	5,854,581
0.533%, 10/11/2016 (8)	3,250,000	3,250,114
0.534%, 11/27/2017 (8)	8,415,000	8,412,888
0.537%, 1/17/2018 (8)	2,895,000	2,894,615
0.538%, 7/14/2017 (8)	5,000,000	5,000,891
0.543%, 10/11/2016 (8)	5,000,000	5,000,899
0.548%, 2/13/2017 (8)	14,000,000	14,000,963
0.554%, 12/28/2016 (8)	20,800,000	20,811,839
0.557%, 4/17/2017 (8)	15,635,000	15,633,360
0.573%, 3/8/2017 (8)	7,500,000	7,499,795
0.628%, 11/13/2017 (8)	5,000,000	5,000,000
0.633%, 9/14/2017 (8)	5,000,000	5,007,670
0.664%, 1/25/2018 (8)	3,500,000	3,501,002

		331,535,130

Federal Home Loan Bank — 27.3%
0.230%, 9/6/2016 (12)	7,500,000	7,499,760
0.254%, 9/2/2016 (12)	32,625,000	32,624,761
0.257%, 9/7/2016 (12)	39,100,000	39,098,323
0.257%, 9/9/2016 (12)	58,194,000	58,190,682
0.269%, 9/16/2016 (12)	52,200,000	52,194,142
0.272%, 9/23/2016 (12)	50,000,000	49,991,674
0.275%, 9/13/2016 (12)	15,400,000	15,398,588
0.275%, 9/21/2016 (12)	20,000,000	19,996,944
0.275%, 9/26/2016 (12)	16,109,000	16,105,924
0.280%, 9/22/2016 (12)	24,000,000	23,996,080
0.286%, 9/14/2016 (12)	33,300,000	33,296,563
0.300%, 10/7/2016 (12)	5,706,000	5,704,288
0.307%, 9/19/2016 (12)	26,300,000	26,295,961
0.436%, 9/2/2016 (8)	7,500,000	7,500,000
0.457%, 1/17/2017 (8)	5,000,000	5,000,390
0.479%, 9/9/2016 (8)	5,000,000	4,999,995
0.487%, 11/10/2016 (8)	5,000,000	5,000,000
0.492%, 11/21/2016 (8)	5,000,000	5,000,000
0.498%, 2/13/2017 (8)	7,500,000	7,499,672
0.502%, 11/21/2016 (8)	7,500,000	7,500,000
0.502%, 2/24/2017 (8)	5,000,000	4,999,051
0.503%, 1/6/2017 (8)	5,000,000	5,000,000
0.504%, 6/1/2017 (8)	5,000,000	5,000,000
0.508%, 1/13/2017 (8)	5,000,000	5,000,000
0.524%, 8/21/2017 (8)	10,000,000	10,000,000
0.532%, 3/10/2017 (8)	5,000,000	4,999,994
0.539%, 11/28/2017 (8)	20,725,000	20,724,647
0.544%, 7/3/2017 (8)	2,500,000	2,500,000
0.557%, 3/24/2017 (8)	10,000,000	10,002,637
0.562%, 11/17/2017 (8)	12,500,000	12,500,000
0.567%, 12/5/2017 (8)	4,500,000	4,501,774
0.568%, 7/12/2017 (8)	7,500,000	7,500,000
0.568%, 12/7/2017 (8)	5,655,000	5,657,504
0.569%, 11/3/2017 (8)	10,000,000	10,000,000

Description	Principal Amount	Value
U.S. Government & U.S. Government Agency Obligations (continued)

Federal Home Loan Bank (continued)
0.570%, 10/26/2016 (8)	$5,000,000	$4,999,928
0.573%, 5/16/2017 (8)	13,000,000	13,000,000
0.574%, 4/19/2017 (8)	5,000,000	5,000,000
0.587%, 10/18/2017 (8)	5,000,000	5,000,000
0.594%, 10/19/2016 (8)	5,000,000	4,999,967
0.624%, 1/13/2017 (8)	4,000,000	4,004,092
0.638%, 11/13/2017 (8)	12,500,000	12,500,769
0.641%, 9/11/2017 (8)	7,500,000	7,499,438
0.663%, 10/28/2016 (8)	5,000,000	5,000,000
0.673%, 5/16/2017 (8)	5,000,000	4,999,168
0.728%, 2/7/2017 (8)	5,000,000	4,999,862
0.752%, 8/9/2017 (8)	5,000,000	4,999,622
2.000%, 9/9/2016	1,980,000	1,980,627

		610,262,827

Federal Home Loan Mortgage Corporation — 8.8%
0.208%, 9/8/2016 (12)	40,100,000	40,098,382
0.230%, 9/6/2016 (12)	25,000,000	24,999,201
0.233%, 9/15/2016 (12)	30,000,000	29,997,278
0.238%, 9/1/2016 (12)	24,000,000	24,000,000
0.240%, 9/12/2016 (12)	21,000,000	20,998,460
0.245%, 9/14/2016 (12)	5,450,000	5,449,518
0.245%, 9/20/2016 (12)	20,000,000	19,997,414
0.260%, 9/29/2016 (12)	17,608,000	17,604,439
0.513%, 1/13/2017 (8)	3,000,000	2,999,391
0.564%, 4/27/2017 (8)	10,000,000	9,998,649

		196,142,732

Federal National Mortgage Association — 7.9%
0.180%, 9/1/2016 (12)	40,000,000	40,000,000
0.200%, 9/2/2016 (12)	55,000,000	54,999,694
0.280%, 9/12/2016 (12)	15,000,000	14,998,717
0.290%, 9/21/2016 (12)	15,000,000	14,997,583
0.508%, 9/8/2017 (8)	3,000,000	2,994,450
0.535%, 1/26/2017 (8)	18,655,000	18,662,377
0.587%, 10/21/2016 (8)	10,000,000	9,999,845
0.597%, 12/20/2017 (8)	12,500,000	12,499,030
0.635%, 1/11/2018 (8)	7,500,000	7,500,000

		176,651,696

Overseas Private Investment Corporation — 0.4%
0.560%, 9/15/2020 (8)	8,000,000	8,000,000

U.S. Treasury Bonds & Notes — 20.3%
0.223%, 9/29/2016 (12)	75,000,000	74,986,968
0.224%, 9/8/2016 (12)	100,000,000	99,995,636
0.232%, 9/1/2016 (12)	125,000,000	125,000,000
0.233%, 9/22/2016 (12)	75,000,000	74,989,792
0.234%, 10/6/2016 (12)	25,000,000	24,994,312
0.240%, 9/15/2016 (12)	55,000,000	54,994,866

		454,961,574

Total U.S. Government & U.S. Government Agency Obligations		1,777,553,959

Total Investments — 103.5% (at amortized cost)		2,314,467,527
Other Assets and Liabilities — (3.5)%		(78,591,196)

Total Net Assets — 100.0%		$2,235,876,331

(See Notes which are an integral part of the Financial Statements)

August 31, 2016

Schedules of Investments

Tax-Free Money Market Fund

Description	Principal Amount	Value
Municipals — 91.9%

Alabama — 7.4%
Chatom Industrial Development Board:
0.875%, 12/1/2024 (8)	$8,000,000	$8,000,000
0.875%, 8/1/2037 (8)	9,000,000	9,000,000
City of Oxford, 0.640%, 9/1/2041 (8)	12,745,000	12,745,000

		29,745,000

Colorado — 4.3%
Colorado Health Facilities Authority, 0.640%, 1/1/2035 (8)	10,300,000	10,300,000
Tender Option Bond Trust Receipts/Certificates, 0.710%, 12/1/2044 (6)(8)	7,135,000	7,135,000

		17,435,000

Connecticut — 4.8%
State of Connecticut, 0.670%, 1/1/2017 (8)	19,500,000	19,500,000

District of Columbia — 0.0%
District of Columbia, 0.590%, 8/15/2038 (8)	105,000	105,000

Florida — 11.1%
Broward County Educational Facilities Authority, 0.600%, 4/1/2038 (8)	16,000,000	16,000,000
County of Brevard, 0.720%, 10/1/2019 (8)	1,100,000	1,100,000
Eclipse Funding Trust, 0.580%, 4/1/2037 (6)(8)	2,300,000	2,300,000
Jacksonville Pollution Control, 0.530%, 10/5/2016	18,000,000	18,000,000
Tender Option Bond Trust Receipts/Certificates, 0.660%, 11/1/2027 (6)(8)	7,400,000	7,400,000

		44,800,000

Georgia — 0.2%
Columbia County Development Authority, 0.670%, 8/1/2018 (8)	700,000	700,000

Illinois — 2.6%
Jackson-Union Counties Regional Port District, 0.660%, 4/1/2024 (8)	2,400,000	2,400,000
Phoenix Realty Special Account-U LP, 0.620%, 4/1/2020 (8)	8,075,000	8,075,000

		10,475,000

Indiana — 1.9%
Tender Option Bond Trust Receipts/Certificates, 0.740%, 5/14/2026 (6)(8)	7,770,000	7,770,000

Iowa — 1.1%
Iowa Finance Authority:
0.640%, 9/1/2036 (8)	3,200,000	3,200,000
0.680%, 3/1/2022 (8)	1,175,000	1,175,000

		4,375,000

Description	Principal Amount	Value
Municipals (continued)

Louisiana — 3.2%
Louisiana Public Facilities Authority, 0.610%, 12/1/2042 (8)	$13,000,000	$13,000,000

Michigan — 4.5%
Michigan Strategic Fund:
0.630%, 6/1/2039 (8)	1,735,000	1,735,000
0.640%, 12/1/2033 (8)	7,100,000	7,100,000
0.660%, 12/1/2030 (8)	2,225,000	2,225,000
Rib Floater Trust Various States, 0.710%, 7/1/2018 (6)(8)	6,900,000	6,900,000

		17,960,000

Minnesota — 0.6%
City of Ramsey, 0.760%, 12/1/2023 (8)	2,300,000	2,300,000

Mississippi — 3.8%
Mississippi Business Finance Corp., 0.750%, 5/1/2037 (8)	15,428,000	15,428,000

Missouri — 1.1%
City of St. Louis, 2.000%, 6/1/2017	3,400,000	3,430,237
Greene County Industrial Development Authority, 0.680%, 5/1/2039 (8)	1,085,000	1,085,000

		4,515,237

Nebraska — 0.2%
Nebraska Investment Finance Authority, 0.440%, 9/1/2031 (8)	600,000	600,000

New York — 13.6%
City of New York, 0.590%, 8/1/2024 (8)	7,625,000	7,625,000
Metropolitan Transportation Authority, 0.680%, 11/1/2035 (8)	9,000,000	9,000,000
New York City Transitional Finance Authority, 0.680%, 5/1/2028 (8)	12,300,000	12,300,000
Owego Apalachin Central School District:
1.500%, 10/28/2016	2,600,000	2,603,612
2.000%, 2/24/2017	11,912,173	11,978,398
Tender Option Bond Trust Receipts/Certificates:
0.610%, 3/1/2017 (6)(8)	5,600,000	5,587,774
0.660%, 1/1/2024 (6)(8)	6,000,000	6,000,000

		55,094,784

Ohio — 0.6%
Port of Greater Cincinnati Development Authority:
0.710%, 11/1/2023 (8)	1,885,000	1,885,000
0.710%, 11/1/2025 (8)	350,000	350,000

		2,235,000

South Carolina — 1.2%
South Carolina Jobs-Economic Development Authority, 0.600%, 6/1/2030 (8)	5,000,000	5,000,000

South Dakota — 3.2%
South Dakota Housing Development Authority:
0.720%, 5/1/2048 (8)	6,785,000	6,785,000
0.720%, 11/1/2048 (8)	6,325,000	6,325,000

		13,110,000

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Tax-Free Money Market Fund (continued)

Description	Shares or Principal Amount	Value
Municipals (continued)

Texas — 8.1%
Dallam County Industrial Development Corp., 0.550%, 5/1/2039 (8)	$2,800,000	$2,800,000
DeSoto Industrial Development Authority, 0.680%, 12/1/2016 (8)	7,050,000	7,050,000
Mission Economic Development Corp., 0.680%, 4/1/2022 (8)	11,000,000	11,000,000
Rib Floater Trust Various States, 0.710%, 7/1/2018 (6)(8)	12,000,000	12,000,000

		32,850,000

Washington — 5.6%
Seattle Housing Authority, 0.720%, 6/1/2040 (8)	1,000,000	1,000,000
Tender Option Bond Trust Receipts/Certificates:
0.690%, 6/15/2029 (6)(8)	11,320,000	11,320,000
0.690%, 6/15/2033 (6)(8)	7,370,000	7,370,000
Washington State Housing Finance Commission, 0.670%, 7/1/2028 (8)	2,920,000	2,920,000

		22,610,000

West Virginia — 0.3%
Charleston Building Commission, 0.640%, 12/1/2016 (8)	1,095,000	1,095,000

Wisconsin — 12.5%
Ashland School District, 2.000%, 9/19/2016	9,000,000	9,005,330
City of Milwaukee, 0.850%, 2/15/2032 (8)	19,000,000	19,000,000
Dodgeville School District, 2.000%, 9/6/2016	5,900,000	5,901,025
Maple School District, 2.000%, 10/26/2016	1,750,000	1,753,002
Mukwonago School District, 2.000%, 9/14/2016	9,500,000	9,504,143
Two Rivers Public School District, 2.000%, 9/30/2016	3,500,000	3,503,436
Wisconsin Health & Educational Facilities Authority, 0.690%, 5/1/2030 (8)	1,955,000	1,955,000

		50,621,936

Total Municipals		371,324,957

Mutual Funds — 5.4%
Federated Tax-Free Obligations Money Market Fund — Institutional Class, 0.43%	9,244,202	9,244,202
Goldman Sachs Financial Square Tax-Free Money Market Fund — Institutional Class, 0.390%	12,557,165	12,557,165

Total Mutual Funds		21,801,367

Total Investments — 97.3% (at amortized cost)		393,126,324
Other Assets and Liabilities — 2.7%		10,926,130

Total Net Assets — 100.0%		$404,052,454

Prime Money Market Fund

Description	Principal Amount	Value
Certificates of Deposit — 15.8%

Banks — 10.4%
Bank of Nova Scotia/Houston, 1.124%, 3/17/2017 (8)	$2,500,000	$2,500,000
Canadian Imperial Bank of Commerce/New York, 0.907%, 1/17/2017 (8)	2,500,000	2,500,000
Chase Bank USA NA, 0.857%, 10/17/2016 (8)	10,000,000	10,000,000
Credit Suisse AG/New York, 1.201%, 11/21/2016 (8)	2,000,000	2,000,170
HSBC Bank USA NA:
0.918%, 1/13/2017 (8)	2,500,000	2,500,000
0.967%, 12/16/2016 (8)	7,500,000	7,500,000
0.968%, 2/15/2017 (8)	2,500,000	2,500,000
1.022%, 3/20/2017 (8)	2,500,000	2,500,000
1.318%, 8/4/2017 (8)	1,250,000	1,250,000
Nordea Bank Finland PLC/New York, 1.055%, 6/16/2017 (8)	2,500,000	2,500,000
Skandinaviska Enskilda Banken AB, 1.113%, 2/13/2017 (8)	2,000,000	2,000,000
State Street Bank & Trust Co.:
0.858%, 12/13/2016 (8)	2,500,000	2,500,000
0.863%, 10/11/2016 (8)	7,500,000	7,500,000
0.944%, 2/3/2017 (8)	5,000,000	5,000,000
0.962%, 3/10/2017 (8)	2,500,000	2,500,000
1.073%, 4/13/2017 (8)	2,500,000	2,500,000
Swedbank:
0.390%, 9/1/2016	20,000,000	20,000,000
0.390%, 9/6/2016	20,000,000	20,000,000
0.390%, 9/7/2016	20,000,000	20,000,000
Toronto Dominion Bank:
0.929%, 10/17/2016 (8)	10,000,000	10,000,000
0.957%, 2/16/2017 (8)	2,500,000	2,500,000
1.072%, 4/20/2017 (8)	2,500,000	2,500,000
1.123%, 7/12/2017 (8)	2,000,000	2,000,000
Wells Fargo Bank NA:
0.750%, 10/7/2016 (8)	5,000,000	4,999,547
0.848%, 10/5/2016 (8)	6,750,000	6,750,000
0.929%, 10/13/2016 (8)	10,000,000	9,999,953
0.958%, 1/11/2017 (8)	2,500,000	2,500,000
0.958%, 2/13/2017 (8)	2,500,000	2,500,000
Westpac Banking Corp., 1.148%, 2/6/2017 (8)	2,000,000	2,000,655

		163,500,325

European Time Deposit — 5.4%
DNB NOR Bank ASA Cayman, 0.290%, 9/1/2016	25,000,000	25,000,000
Svenska Handelsbanken, Inc., 0.290%, 9/1/2016	60,000,000	60,000,000

		85,000,000

Total Certificates of Deposit		248,500,325

Commercial Paper — 47.9%

Asset-Backed Securities — 20.0%
Atlantic Asset Securitization LLC:
0.290%, 9/1/2016 (6)(12)	50,000,000	50,000,000
0.550%, 9/19/2016 (6)(12)	5,000,000	4,998,625
Chariot Funding LLC:
0.864%, 10/3/2016 (6)(8)	17,000,000	17,000,000
0.937%, 1/20/2017 (6)(8)	5,000,000	5,000,000
1.000%, 1/11/2017 (6)(12)	5,000,000	4,981,667

(See Notes which are an integral part of the Financial Statements)

August 31, 2016

Schedules of Investments

Prime Money Market Fund (continued)

Description	Principal Amount	Value
Commercial Paper (continued)

Asset-Backed Securities (continued)
Chesham Finance Ltd., 0.420%, 9/1/2016 (6)(12)	$60,000,000	$60,000,000
Gotham Funding Corp., 0.600%, 9/22/2016 (6)(12)	7,500,000	7,497,375
Jupiter Securitization Corp.:
0.450%, 9/7/2016 (6)(12)	20,000,000	19,998,500
0.500%, 9/12/2016 (6)(12)	15,000,000	14,997,708
Kells Funding LLC, 0.720%, 10/18/2016 (6)(12)	3,000,000	2,997,180
Liberty Street Funding LLC:
0.530%, 9/14/2016 (6)(12)	5,000,000	4,999,043
0.900%, 12/12/2016 (6)(12)	2,000,000	1,994,900
Manhattan Asset Funding Co.:
0.450%, 9/13/2016 (6)(12)	20,000,000	19,997,000
0.896%, 11/2/2016 (6)(8)	5,000,000	5,000,000
0.898%, 10/12/2016 (6)(8)	7,500,000	7,500,000
0.902%, 10/21/2016 (6)(8)	7,500,000	7,500,000
0.912%, 12/21/2016 (6)(8)	2,500,000	2,500,000
1.038%, 1/17/2017 (6)(8)	2,500,000	2,500,000
MetLife Short Term Funding LLC, 0.820%, 11/14/2016 (6)(12)	1,500,000	1,497,472
Old Line Funding LLC:
0.924%, 1/9/2017 (6)(8)	2,500,000	2,500,000
0.928%, 1/13/2017 (6)(8)	2,500,000	2,500,000
0.992%, 2/22/2017 (6)(8)	2,500,000	2,500,000
1.011%, 1/23/2017 (6)(8)	2,500,000	2,500,000
Regency Markets No. 1 LLC:
0.550%, 9/14/2016 (6)(12)	4,500,000	4,499,106
0.550%, 9/20/2016 (6)(12)	9,500,000	9,497,242
0.550%, 9/26/2016 (6)(12)	5,000,000	4,998,090
Thunder Bay Funding LLC:
0.834%, 10/3/2016 (6)(8)	7,500,000	7,500,000
0.847%, 12/16/2016 (6)(8)	3,500,000	3,500,000
0.858%, 12/13/2016 (6)(8)	2,500,000	2,500,000
0.894%, 11/3/2016 (6)(8)	5,500,000	5,500,000
0.918%, 1/6/2017 (6)(8)	2,500,000	2,500,000
Victory Receivables Corp.:
0.470%, 9/8/2016 (6)(12)	10,000,000	9,999,086
0.560%, 9/12/2016 (6)(12)	5,000,000	4,999,145
0.600%, 9/19/2016 (6)(12)	7,500,000	7,497,750

		313,949,889

Automobiles — 0.6%
Toyota Motor Credit Corp.: 0.924%, 1/27/2017 (8)	5,000,000	5,000,000
0.937%, 3/13/2017 (8)	2,500,000	2,500,000
1.018%, 3/31/2017 (8)	2,500,000	2,500,000

		10,000,000

Biotechnology — 0.8%
Roche Holdings, Inc., 0.410%, 9/19/2016 (6)(12)	11,769,000	11,766,587

Consumer Products — 7.0%
Colgate Palmolive Co.:
0.320%, 9/6/2016 (6)(12)	40,000,000	39,998,222
0.330%, 9/16/2016 (6)(12)	20,000,000	19,997,250
Unilever Capital Corp., 0.330%, 9/1/2016 (6)(12)	50,000,000	50,000,000

		109,995,472

Description	Principal Amount	Value
Commercial Paper (continued)

Diversified Financial Services — 1.7%
National Rural Utilities:
0.370%, 9/1/2016 (12)	$11,340,000	$11,340,000
0.410%, 9/14/2016 (12)	15,000,000	14,997,779

		26,337,779

Electrical Equipment — 7.6%
Emerson Electric Co.:
0.350%, 9/2/2016 (6)(12)	30,000,000	29,999,708
0.350%, 9/12/2016 (6)(12)	30,000,000	29,996,792
General Electric Co.:
0.320%, 9/6/2016 (12)	30,000,000	29,998,667
0.340%, 9/12/2016 (12)	30,000,000	29,996,883

		119,992,050

Food & Beverage — 0.2%
Coca-Cola Co., 0.610%, 9/7/2016 (6)(12)	2,500,000	2,499,746

Foreign Banks — 4.1%
Bank of Nova Scotia/Houston, 0.898%, 11/8/2016 (6)(8)	7,400,000	7,400,000
Commonwealth Bank of Australia:
0.898%, 1/9/2017 (6)(8)	2,000,000	2,000,000
0.962%, 3/10/2017 (6)(8)	2,500,000	2,500,000
1.072%, 6/19/2017 (6)(8)	2,500,000	2,500,000
1.119%, 1/27/2017 (6)(8)	2,500,000	2,500,619
HSBC Bank PLC, 0.836%, 9/6/2016 (6)(8)	15,500,000	15,500,000
Macquarie Bank, 0.630%, 9/7/2016 (6)(12)	2,500,000	2,499,737
National Australia Bank, Ltd., 1.044%, 2/8/2017 (6)(8)	2,500,000	2,500,000
Natixis, NY Branch, 0.300%, 9/1/2016 (12)	4,993,000	4,993,000
Skandinaviska Enskilda Banken AB, 0.400%, 9/9/2016 (6)(12)	9,900,000	9,899,120
Suncorp Metway Ltd.:
0.800%, 9/12/2016 (6)(12)	7,500,000	7,498,167
0.800%, 11/7/2016 (6)(12)	2,500,000	2,496,278
0.900%, 11/14/2016 (6)(12)	2,250,000	2,245,838

		64,532,759

Government Development Banks — 0.2%
Swedish Export Credit, 0.740%, 10/24/2016 (12)	3,000,000	2,996,732

Machinery Manufacturing — 4.5%
Caterpillar Financial Service Corp., 0.400%, 9/8/2016 (12)	14,500,000	14,498,872
Illinois Tool Works, Inc.:
0.360%, 9/7/2016 (6)(12)	20,000,000	19,998,800
0.365%, 9/1/2016 (6)(12)	37,000,000	37,000,000

		71,497,672

Pharmaceuticals — 0.6%
Novartis Finance Corp., 0.395%, 9/8/2016 (6)(12)	10,000,000	9,999,232

Winding Up Agencies — 0.6%
Erste Abwicklungsanstalt:
0.663%, 10/11/2016 (6)(8)	2,000,000	2,000,000
0.700%, 9/22/2016 (6)(12)	5,000,000	4,997,959
0.700%, 10/13/2016 (6)(12)	2,500,000	2,497,958

		9,495,917

Total Commercial Paper		753,063,835

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Prime Money Market Fund (continued)

Description	Shares or Principal Amount	Value
Municipals — 2.7%

Colorado — 0.3%
Colorado Housing & Finance Authority, 0.650%, 10/1/2036 (8)	$5,000,000	$5,000,000

Massachusetts — 0.7%
Massachusetts Development Finance Agency, 0.550%, 10/1/2031 (8)	10,000,000	10,000,000

Tennessee — 0.7%
Johnson City Health & Educational Facilities Board, 0.670%, 8/15/2043 (8)	11,075,000	11,075,000

Virginia — 0.3%
Loudoun County Economic Development Authority, 0.640%, 2/15/2038 (8)	5,000,000	5,000,000

Wyoming — 0.7%
County of Uinta, 0.600%, 8/15/2020 (8)	10,685,000	10,685,000

Total Municipals		41,760,000

Mutual Funds — 8.9%
BlackRock Liquidity Funds T-Fund Portfolio — Institutional Class, 0.227%	70,000,000	70,000,000
Invesco Government & Agency Portfolio — Institutional Class, 0.304%	70,000,000	70,000,000

Total Mutual Funds		140,000,000

Repurchase Agreements — 6.4%
Agreement with Fixed Income Clearing Corp., 0.030%, dated 8/31/2016, to be repurchased at $20,914,764 on 9/1/2016, collateralized by a U.S. Government Agency Obligation with a maturity of 2/22/2017, with a market value of $21,333,200	$20,914,747	20,914,747
Agreement with Goldman Sachs Group, Inc., 0.310%, dated 8/31/2016, to be repurchased at $55,000,474 on 9/1/2016, collateralized by U.S. Government Agency Obligations with various maturities to 9/1/2042, with a market value of $55,953,703	55,000,000	55,000,000
Agreement with Toronto Dominion Bank, 0.320%, dated 8/31/2016, to be repurchased at $25,000,222 on 9/1/2016, collateralized by U.S. Government Treasury Obligations with various maturities to 11/30/2020, with a market value of $25,377,061	25,000,000	25,000,000

Total Repurchase Agreements		100,914,747

Description	Principal Amount	Value
U.S. Government & U.S. Government Agency Obligations — 18.3%

Federal Home Loan Bank — 7.5%
0.255%, 9/2/2016 (12)	$50,000,000	$49,999,646
0.265%, 9/7/2016 (12)	25,000,000	24,998,896
0.270%, 9/19/2016 (12)	27,900,000	27,896,233
0.275%, 9/13/2016 (12)	15,000,000	14,998,625

		117,893,400

Federal National Mortgage Association — 2.5%
0.180%, 9/1/2016 (12)	40,000,000	40,000,000

U.S. Treasury Bonds & Notes — 8.3%
0.190%, 9/8/2016 (12)	100,000,000	99,996,306
0.245%, 9/1/2016 (12)	30,000,000	30,000,000

		129,996,306

Total U.S. Government & U.S. Government Agency Obligations		287,889,706

Total Investments — 100.0% (at amortized cost)		1,572,128,613
Other Assets and Liabilities — 0.0%		344,405

Total Net Assets — 100.0%		$1,572,473,018

Institutional Prime Money Market Fund

Description	Principal Amount	Value
Certificates of Deposit — 22.0%

Banks — 22.0%
Bank of Nova Scotia/Houston:
1.092%, 6/21/2017 (8)	$2,500,000	$2,500,000
1.124%, 3/17/2017 (8)	1,500,000	1,500,000
Canadian Imperial Bank of Commerce/New York, 0.907%, 1/17/2017 (8)	3,500,000	3,500,000
Credit Suisse AG/New York:
0.938%, 12/5/2016 (8)	4,500,000	4,500,000
1.201%, 11/21/2016 (8)	3,000,000	3,000,256
1.288%, 6/12/2017 (8)	5,000,000	5,000,000
HSBC Bank USA NA:
0.918%, 1/13/2017 (8)	3,500,000	3,500,000
0.968%, 2/15/2017 (8)	3,500,000	3,500,000
1.022%, 3/20/2017 (8)	3,500,000	3,500,000
1.318%, 8/4/2017 (8)	1,225,000	1,225,000
Nordea Bank Finland PLC/New York, 1.055%, 6/16/2017 (8)	3,500,000	3,500,000
Skandinaviska Enskilda Banken AB, 1.113%, 2/13/2017 (8)	2,000,000	2,000,000
State Street Bank & Trust Co.:
0.858%, 12/13/2016 (8)	4,000,000	4,000,000
0.962%, 3/10/2017 (8)	2,500,000	2,500,000
1.021%, 1/23/2017 (8)	2,100,000	2,100,000
1.073%, 4/13/2017 (8)	2,500,000	2,500,000
Svenska Handelsbanken, Inc.:
0.972%, 2/21/2017 (8)	2,500,000	2,500,000
1.214%, 8/1/2017 (8)	2,200,000	2,200,000
Swedbank, 0.390%, 9/6/2016	15,000,000	15,000,000
Toronto Dominion Bank:
1.072%, 4/20/2017 (8)	2,500,000	2,500,000
1.123%, 7/12/2017 (8)	3,000,000	3,000,000
UBS AG Stamford, 0.908%, 12/14/2016 (8)	4,000,000	4,000,000
Wells Fargo Bank NA:
0.890%, 12/12/2016	3,000,000	3,000,000
0.958%, 1/11/2017 (8)	2,500,000	2,500,000

(See Notes which are an integral part of the Financial Statements)

August 31, 2016

Schedules of Investments

Institutional Prime Money Market Fund (continued)

Description	Principal Amount	Value
Certificates of Deposit (continued)

Banks (continued)
0.958%, 2/13/2017 (8)	$2,500,000	$2,500,000
1.080%, 6/6/2017 (8)	3,000,000	3,000,000
Westpac Banking Corp., 1.148%, 2/6/2017 (8)	3,000,000	3,000,982

Total Certificates of Deposit		91,526,238

Commercial Paper — 40.2%

Asset-Backed Securities — 21.7%
Atlantic Asset Securitization LLC:
0.386%, 9/1/2016 (6)(12)	10,000,000	10,000,000
0.610%, 9/7/2016 (6)(12)	2,000,000	1,999,797
0.700%, 10/20/2016 (6)(12)	2,500,000	2,497,618
Chesham Finance Ltd., 0.420%, 9/1/2016 (6)(12)	15,000,000	15,000,000
Kells Funding LLC:
0.657%, 10/17/2016 (6)(8)	5,000,000	5,000,000
0.710%, 10/17/2016 (6)(12)	5,000,000	4,995,464
0.720%, 10/18/2016 (6)(12)	3,000,000	2,997,180
0.770%, 11/2/2016 (6)(12)	2,000,000	1,997,348
Liberty Street Funding LLC:
0.900%, 12/12/2016 (6)(12)	3,000,000	2,992,350
0.910%, 12/5/2016 (6)(12)	4,000,000	3,990,394
Manhattan Asset Funding Co.:
0.912%, 12/21/2016 (6)(8)	5,000,000	5,000,000
1.000%, 11/23/2016 (6)(12)	2,500,000	2,494,236
1.038%, 1/17/2017 (6)(8)	3,000,000	3,000,000
MetLife Short Term Funding LLC:
0.600%, 10/3/2016 (6)(12)	2,000,000	1,998,933
0.800%, 11/1/2016 (6)(12)	2,500,000	2,496,611
Old Line Funding LLC:
0.838%, 12/7/2016 (6)(8)	5,000,000	5,000,000
0.900%, 12/15/2016 (6)(12)	2,020,000	2,014,698
0.924%, 1/9/2017 (6)(8)	2,500,000	2,500,000
0.928%, 1/13/2017 (6)(8)	2,500,000	2,500,000
1.011%, 1/23/2017 (6)(8)	2,500,000	2,500,000
Thunder Bay Funding LLC:
0.847%, 12/16/2016 (6)(8)	3,500,000	3,500,000
0.858%, 12/13/2016 (6)(8)	3,500,000	3,500,000
0.918%, 1/6/2017 (6)(8)	2,500,000	2,500,000

		90,474,629

Automobiles — 3.0%
Toyota Motor Credit Corp.:
0.790%, 11/18/2016 (12)	1,500,000	1,497,432
0.918%, 3/3/2017 (8)	5,000,000	5,000,000
0.937%, 3/13/2017 (8)	3,500,000	3,500,000
1.018%, 3/31/2017 (8)	2,500,000	2,500,000

		12,497,432

Electrical Equipment — 0.8%
Emerson Electric Co., 0.360%, 9/1/2016 (6)(12)	3,320,000	3,320,000

Foreign Banks — 12.3%
Commonwealth Bank of Australia:
0.898%, 1/9/2017 (6)(8)	3,000,000	3,000,000
0.962%, 3/10/2017 (6)(8)	2,500,000	2,500,000
1.072%, 6/19/2017 (6)(8)	2,500,000	2,500,000
1.119%, 1/27/2017 (6)(8)	2,500,000	2,500,616
Macquarie Bank, 0.630%, 9/7/2016 (6)(12)	4,500,000	4,499,527
National Australia Bank, Ltd., 1.044%, 2/8/2017 (6)(8)	2,400,000	2,400,000

Description	Principal Amount	Value
Commercial Paper (continued)

Foreign Banks (continued)
Natixis, NY Branch, 0.300%, 9/1/2016 (12)	$15,000,000	$15,000,000
Nordea Bank AB, 0.900%, 1/4/2017 (6)(12)	2,000,000	1,993,750
Suncorp Metway Ltd.:
0.750%, 10/6/2016 (6)(12)	3,000,000	2,997,812
0.800%, 11/7/2016 (6)(12)	2,500,000	2,496,278
0.900%, 11/14/2016 (6)(12)	3,500,000	3,493,525
1.050%, 1/17/2017 (6)(12)	1,500,000	1,493,963
1.130%, 1/23/2017 (6)(12)	2,500,000	2,488,700
Svenska Handelsbanken AB, 0.910%, 11/16/2016 (6)(12)	1,355,000	1,352,397
Westpac Banking Corp., 0.870%, 12/19/2016 (6)(12)	2,250,000	2,244,073

		50,960,641

Government Development Banks — 1.2%
Swedish Export Credit, 0.740%, 10/24/2016 (12)	5,000,000	4,994,553

Winding Up Agencies — 1.2%
Erste Abwicklungsanstalt:
0.663%, 10/11/2016 (6)(8)	2,000,000	2,000,000
0.750%, 11/15/2016 (6)(12)	3,000,000	2,995,313

		4,995,313

Total Commercial Paper		167,242,568

Municipals — 6.9%

Connecticut — 0.6%
Connecticut State Health & Educational Facility Authority, 0.490%, 7/1/2036 (8)	2,400,000	2,400,000

Maryland — 0.5%
Maryland Economic Development Corp., 0.600%, 2/15/2043 (8)	2,000,000	2,000,000

Massachusetts — 0.3%
Massachusetts Health & Educational Facilities Authority, 0.500%, 11/1/2049 (8)	1,415,000	1,415,000

Michigan — 1.5%
University of Michigan, 0.570%, 12/1/2024 (8)	6,000,000	6,000,000

Ohio — 1.0%
Ohio State University, 0.600%, 12/1/2039 (8)	4,000,000	4,000,000

Texas — 1.0%
Gulf Coast Industrial Development Authority, 0.570%, 11/1/2041 (8)	4,300,000	4,300,000

Virginia — 0.8%
Loudoun County Economic Development Authority, 0.640%, 2/15/2038 (8)	3,500,000	3,500,000

Wyoming — 1.2%
County of Uinta, 0.600%, 8/15/2020 (8)	5,000,000	5,000,000

Total Municipals		28,615,000

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Institutional Prime Money Market Fund (continued)

Description	Shares or Principal Amount	Value
Mutual Funds — 5.7%
BlackRock Liquidity Funds T-Fund Portfolio — Institutional Class, 0.227%	10,946,654	$10,946,654
Invesco Government & Agency Portfolio — Institutional Class, 0.304%	13,000,000	13,000,000

Total Mutual Funds		23,946,654
Repurchase Agreements — 25.2%
Agreement with Goldman Sachs Group, Inc., 0.310%, dated 8/31/2016, to be repurchased at $70,000,603 on 9/1/2016, collateralized by a U.S. Government Agency Obligation with a maturity of 5/1/2023, with a market value of $71,252,468	$70,000,000	70,000,000
Agreement with Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.330%, dated 8/31/2016, to be repurchased at $35,000,321 on 9/1/2016, collateralized by a U.S. Government Agency Obligation with a maturity of 5/20/2042, with a market value of $35,589,497	35,000,000	35,000,000

Total Repurchase Agreements		105,000,000

Total Investments — 100.0% (at amortized cost)		416,330,460
Other Assets and Liabilities — 0.0%		(120,076)

Total Net Assets — 100.0%		$416,210,384

(See Notes which are an integral part of the Financial Statements)

Notes to Schedules of Investments

The categories of investments are shown as a percentage of total net assets for each Fund as of August 31, 2016. Call dates contained within the Schedules of Investments represent the next possible date the security can be redeemed, at the option of the issuer, determined as of August 31, 2016. Maturity dates contained within the Schedules of Investments represent the stated legal maturity date or mandatory put date. Certain securities may be subject to demand features which allow the security to be redeemed prior to final maturity date. In accordance with Rule 2a-7, securities held in the money market funds provide for the return of principal and interest within 397 days due to a scheduled final maturity date or through specific demand features. Demand features entitle a Fund to receive the principal amount of the instrument from the issuer or a third party (1) on no more than 30 calendar days’ notice or (2) at specified intervals not exceeding 397 calendar days.

*	A Summary Schedule of Investments is presented for this portfolio. A complete Schedule of Investments is available by accessing the SEC’s website, www.sec.gov. For all items listed as “Other securities” in this summary Schedule of Investments, this represents issues not identified as top-fifty unaffiliated holdings in terms of value and issues or issuers not exceeding one percent individually or in aggregate, respectively, as of August 31, 2016. In certain instances, securities for which footnotes listed below may otherwise apply are included in the “Other securities” caption.
(1)	Certain shares or principal amounts are temporarily on loan to unaffiliated brokers-dealers.
(2)	Non-income producing.
(3)	Please refer to Note 2, subsection Securities Lending, in the Notes to Financial Statements.
(4)	Denotes an investment in an affiliated entity. Please refer to Note 5, subsection Investments in Affiliated Issuers, in the Notes to Financial Statements.
(5)	Participation notes are issued by banks or broker-dealers and are designed to offer a return linked to the performance of a particular underlying equity security or market.
(6)	Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based on criteria approved by the Board of Directors of the BMO Funds. At August 31, 2016 these securities amounted to:

Fund	Amount	% of Total Net Assets
TCH Emerging Markets Bond Fund	$6,250,421	74.91%
Alternative Strategies Fund
Long	2,277,946	2.08
Short	705,951	0.65
Global Long/Short Equity Fund
Long	9,381	0.22
Short	40,907	0.97
Ultra Short Tax-Free Fund	47,463,970	7.88
Short Tax-Free Fund	9,632,549	5.20
Short-Term Income Fund	29,538,485	10.06

Fund	Amount	% of Total Net Assets
Intermediate Tax-Free Fund	$22,052,320	1.20%
Mortgage Income Fund	8,010,903	7.46
TCH Intermediate Income Fund	6,554,449	8.10
TCH Corporate Income Fund	25,480,080	12.01
TCH Core Plus Bond Fund	64,703,038	6.68
Monegy High Yield Bond Fund	35,025,467	32.93
Tax-Free Money Market Fund	73,782,774	18.26
Prime Money Market Fund	634,241,902	40.33
Institutional Prime Money Market Fund	134,750,583	32.38

(7)	Foreign security value denominated in U.S. Dollars. Principal amount listed represents adjusted par in local currency.
(8)	Denotes a variable or floating rate security. Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of August 31, 2016.
(9)	Purchased on a when-issued or delayed delivery basis.
(10)	Issue is in default or bankruptcy.
(11)	All or a portion of this security is segregated as collateral for securities sold short.
(12)	Each issue shows the rate of the discount at the time of purchase.
(13)	Issue represents an Auction Rate Security. An Auction Rate Security is a corporate or municipal bond debt instrument with a long nominal maturity for which the interest rate is regularly reset through a Dutch auction. The rate presented is either the rate set through the auction or the maximum interest rate provided for in the security issuance provision.
(14)	Securities have redemption features that may delay redemption beyond seven days.
(15)	Securities that are subject to alternative minimum tax of the Intermediate Tax-Free Fund portfolios’ represent 3.02%, as calculated based upon total portfolio market value.
(16)	Interest on these securities is not reasonably expected to be received and the Fund has ceased accruing for this additional income.

The following acronyms may be referenced throughout this report:

ACA          — American Capital Access Corporation

ADED        — Arkansas Department of Economic Development

ADR          — American Depository Receipt

AGC          — Assured Guaranty Corporation

AGM          — Assured Guaranty Municipal

AMBAC      — American Municipal Bond Assurance Corporation

AMT          — Alternative Minimum Tax

BAM          — Build America Mutual Assurance Company

BHAC        — Berkshire Hathaway Assurance Corporation

BMA          — Bond Market Association

CFC           — Cooperative Finance Corporation

CIFG          — CDC IXIS Financial Guaranty

CMI           — California Mortgage Insurance

COLL          — Collateralized

ETF            — Exchange Traded Fund

FDIC          — Federal Depository Insurance Corporation

FGIC          — Financial Guaranty Insurance Corporation

FHA          — Federal Housing Administration

FHLB         — Federal Home Loan Bank

FHLMC       — Federal Home Loan Mortgage Corporation

FNMA       — Federal National Mortgage Association

FRN          — Floating Rate Note

FSA           — Financial Security Assurance Corporation

GDR          — Global Depository Receipt

GNMA       — Government National Mortgage Association

GO            — Government Obligation

HFDC         — Health Facility Development Corporation

HUD          — Department of Housing and Urban Development

IDC           — Industrial Development Corporation

IMI              — Investors Mortgage Insurance Company

INS              — Insured

LIQ              — Liquidity Agreement

LLC              — Limited Liability Corporation

LOC             — Letter of Credit

LP                — Limited Partnership

LT                — Limited Tax

MAC             — Municipal Assurance Corporation

MBIA           — Municipal Bond Insurance Association

MHF             — Maryland Housing Fund

MTN            — Medium Term Note

NATL-RE       — National Rural Utilities Cooperative Finance

                       Corporation Reinsurance

PCA             — Pollution Control Authority

PLC             — Public Limited Company

PSF             — Permanent School Fund Guaranteed

PUFG           — Permanent University Fund Guarantee

Q-SBLF         — Qualified School Bond Loan Fund

RADIAN       — Radian Asset Assurance

REITs           — Real Estate Investment Trusts

REMIC          — Real Estate Mortgage Investment Conduit

SAW            — State Aid Withholding

TCRs            — Transferable Custody Receipts

TLGP            — Temporary Liquidity Guarantee Program

TRANs          — Tax and Revenue Anticipation Notes

UT               — Unlimited Tax

VRNs           — Variable Rate Notes

XLCA            — XL Capital Assurance

August 31, 2016

Statements of Assets and Liabilities	BMO Funds

	Low Volatility Equity Fund		Dividend Income Fund		Large-Cap Value Fund		Large-Cap Growth Fund		Mid-Cap Value Fund
Assets:
Investments in unaffiliated issuers, at value	$208,853,599	(1)	$171,039,294	(1)	$442,639,017	(1)	$371,965,397	(1)	$335,244,183	(1)
Cash sweep investments in affiliated issuers, at value	3,827,898		1,722,615		5,318,313		5,069,310		3,580,179
Dividends and interest receivable	349,234		448,941		1,105,978		379,802		208,748
Receivable for investments sold	—		563,959		1,856,661		—		1,956,725
Receivable for capital stock sold	196,681		77,311		190,891		144,621		182,597
Prepaid expenses	21,251		13,685		32,336		22,943		33,233

Total assets	213,248,663		173,865,805		451,143,196		377,582,073		341,205,665

Liabilities:
Payable for return of securities lending collateral	61,128,259		56,456,528		141,928,978		117,667,783		109,578,180
Payable for investments purchased	1,548,163		—		1,487,473		—		—
Payable for capital stock redeemed	—		60,307		308,295		93,638		142,363
Payable to affiliates, net (Note 6)	75,682		69,646		195,757		166,889		193,312
Other liabilities	19,358		29,333		45,196		46,001		48,761

Total liabilities	62,771,462		56,615,814		143,965,699		117,974,311		109,962,616

Total net assets	$150,477,201		$117,249,991		$307,177,497		$259,607,762		$231,243,049

Net assets consist of:
Paid-in capital	$134,440,094		$96,162,322		$268,746,588		$199,193,552		$161,233,151
Net unrealized appreciation on investments	14,517,287		20,560,067		37,740,060		46,948,829		47,669,549
Accumulated net realized gain (loss) on investments	1,133,277		71,282		(298,229)		12,764,852		21,889,415
Undistributed net investment income	386,543		456,320		989,078		700,529		450,934

Total net assets	$150,477,201		$117,249,991		$307,177,497		$259,607,762		$231,243,049

Net asset value, offering price and redemption proceeds per share (unlimited shares authorized, no par value)
Investor class of shares:
Net asset value, offering price and redemption proceeds per share	$—		$—		$14.14		$15.34		$14.40
Advisor class of shares:
Net asset value and redemption proceeds per share	13.79		12.94		14.14		15.34		14.40
Offering price per share(2)	14.52		13.62		14.88		16.15		15.16
Institutional class of shares:
Net asset value, offering price and redemption proceeds per share	13.84		12.96		14.16		15.47		14.38
Retirement class R-3 of shares:
Net asset value, offering price and redemption proceeds per share	—		—		—		—		14.34
Retirement class R-6 of shares:
Net asset value, offering price and redemption proceeds per share	—		—		14.17		15.49		14.38

Net assets:
Investor class of shares	$—		$—		$170,275,412		$163,712,170		$144,236,380
Advisor class of shares	15,064,042		78,530,507		37,312		405,162		38,957
Institutional class of shares	135,413,159		38,719,484		136,813,164		95,437,923		75,607,794
Retirement class R-3 of shares	—		—		—		—		27,608
Retirement class R-6 of shares	—		—		51,609		52,507		11,332,310

Total net assets	$150,477,201		$117,249,991		$307,177,497		$259,607,762		$231,243,049

Shares outstanding:
Investor class of shares	—		—		12,038,923		10,674,455		10,017,743
Advisor class of shares	1,092,152		6,070,804		2,638		26,418		2,706
Institutional class of shares	9,786,779		2,987,036		9,659,239		6,167,275		5,259,123
Retirement class R-3 of shares	—		—		—		—		1,925
Retirement class R-6 of shares	—		—		3,643		3,390		787,914

Total shares outstanding	10,878,931		9,057,840		21,704,443		16,871,538		16,069,411

Investments, at cost:
Investments in unaffiliated issuers	$194,336,312		$150,479,227		$404,898,957		$325,016,568		$287,574,634
Cash sweep investments in affiliated issuers	3,827,898		1,722,615		5,318,313		5,069,310		3,580,179

Total investments, at cost	$198,164,210		$152,201,842		$410,217,270		$330,085,878		$291,154,813

(1)	Including $59,564,695, $55,012,460, $138,298,660, $114,658,028 and $106,775,343, respectively, of securities on loan. A security on loan value represents both market value and accrued interest.
(2)	Computation of offering price per share 100/95 of net asset value.

(See Notes which are an integral part of the Financial Statements)

August 31, 2016

Statements of Assets and Liabilities	BMO Funds

	Mid-Cap Growth Fund		Small-Cap Value Fund		Small-Cap Core Fund		Small-Cap Growth Fund	Global Low Volatility Equity Fund
Assets:
Investments in unaffiliated issuers, at value	$181,833,016	(1)	$98,531,906	(1)	$16,462,403	(1)	$484,219,902 (1)	$48,532,183	(1)
Cash sweep investments in affiliated issuers, at value	3,799,114		3,291,960		183,137		14,167,565	—
Cash denominated in foreign currencies	—		—		—		—	127,204	(2)
Dividends and interest receivable	63,222		40,126		7,807		155,151	91,681
Receivable for investments sold	1,237,317		—		—		3,816,894	—
Receivable for capital stock sold	93,932		46,758		—		325,813	—
Prepaid expenses and other receivables	34,848		25,520		11,665		21,824	23,456

Total assets	187,061,449		101,936,270		16,665,012		502,707,149	48,774,524

Liabilities:
Payable for return of securities lending collateral	60,319,735		32,576,983		5,216,559		161,628,771	9,548,107
Payable for investments purchased	—		58,141		—		2,950,197	—
Payable for capital stock redeemed	106,438		71,733		—		1,883,309	—
Payable for foreign tax expense	—		—		—		—	7,838
Payable to affiliates, net (Note 6)	99,884		47,683		4,237		362,139	12,871
Other liabilities	45,765		35,106		16,734		53,199	31,027

Total liabilities	60,571,822		32,789,646		5,237,530		166,877,615	9,599,843

Total net assets	$126,489,627		$69,146,624		$11,427,482		$335,829,534	$39,174,681

Net assets consist of:
Paid-in capital	$95,925,969		$60,449,150		$10,204,655		$335,890,099	$34,448,371
Net unrealized appreciation on investments and foreign currency translation	29,493,091		8,070,856		1,119,354		68,722,252	4,102,913
Accumulated net realized gain (loss) on investments and foreign currency transactions	1,070,567		506,289		76,815		(68,001,333)	60,519
Undistributed net investment income (distributions in excess of net investment income)	—		120,329		26,658		(781,484)	562,878

Total net assets	$126,489,627		$69,146,624		$11,427,482		$335,829,534	$39,174,681

Net asset value, offering price and redemption proceeds per share (unlimited shares authorized, no par value)
Investor class of shares:
Net asset value, offering price and redemption proceeds per share	$16.26		$—		$—		$16.11	$—
Advisor class of shares:
Net asset value and redemption proceeds per share	16.26		13.21		11.57		—	12.61
Offering price per share(3)	17.12		13.91		12.18		—	13.27
Institutional class of shares:
Net asset value, offering price and redemption proceeds per share	16.76		13.37		11.64		16.62	12.65
Retirement class R-3 of shares:
Net asset value, offering price and redemption proceeds per share	16.55		13.21		—		—	—
Retirement class R-6 of shares:
Net asset value, offering price and redemption proceeds per share	16.83		13.42		—		—	—

Net assets:
Investor class of shares	$86,840,692		$—		$—		$156,103,583	$—
Advisor class of shares	31,152		42,614,706		647,297		—	265,828
Institutional class of shares	39,569,083		25,521,926		10,780,185		179,725,951	38,908,853
Retirement class R-3 of shares	24,173		83,975		—		—	—
Retirement class R-6 of shares	24,527		926,017		—		—	—

Total net assets	$126,489,627		$69,146,624		$11,427,482		$335,829,534	$39,174,681

Shares outstanding:
Investor class of shares	5,341,264		—		—		9,687,511	—
Advisor class of shares	1,916		3,227,156		55,932		—	21,075
Institutional class of shares	2,360,356		1,908,562		926,384		10,813,760	3,077,007
Retirement class R-3 of shares	1,461		6,356		—		—	—
Retirement class R-6 of shares	1,457		68,981		—		—	—

Total shares outstanding	7,706,454		5,211,055		982,316		20,501,271	3,098,082

Investments, at cost:
Investments in unaffiliated issuers	$152,339,925		$90,461,050		$15,343,049		$415,497,650	$44,428,411
Cash sweep investments in affiliated issuers	3,799,114		3,291,960		183,137		14,167,565	—

Total investments, at cost	$156,139,039		$93,753,010		$15,526,186		$429,665,215	$44,428,411

(1)	Including $58,776,852, $31,743,716, $5,083,127, $157,494,563 and $9,299,880, respectively, of securities on loan. A security on loan value represents both market value and accrued interest.
(2)	Identified cost of cash denominated in foreign currencies is $127,925.
(3)	Computation of offering price per share 100/95 of net asset value.

(See Notes which are an integral part of the Financial Statements)

August 31, 2016

Statements of Assets and Liabilities	BMO Funds

	Disciplined International Equity Fund (1)		Pyrford International Stock Fund		LGM Emerging Markets Equity Fund		TCH Emerging Markets Bond Fund		Alternative Strategies Fund
Assets:
Investments in unaffiliated issuers, at value	$73,171,900	(2)	$613,346,549	(2)	$138,136,988	(2)	$9,719,861	(2)	$111,690,145
Purchased options, at value	—		—		—		—		232,567
Cash	—		—		—		20,000		—
Deposit held at brokers	—		—		—		—		31,079,160
Cash denominated in foreign currencies	15,753	(3)	369,787	(3)	434,625	(3)	—		1,845	(3)
Dividends and interest receivable	251,193		3,446,487		109,382		108,328		184,439
Receivable for investments sold	—		—		405,934		—		1,585,184
Receivable for capital stock sold	80,878		1,339,040		252,842		—		44,575
Receivable for daily variation margin	—		—		—		—		205,910
Receivable for forward foreign currency contracts	—		—		—		—		421,750
Prepaid expenses and other receivables	40,782		31,558		14,825		21,257		9,572

Total assets	73,560,506		618,533,421		139,354,596		9,869,446		145,455,147

Liabilities:
Securities sold short, at value (proceeds $29,186,442)	—		—		—		—		29,861,772
Options written, at value (proceeds $872,967)	—		—		—		—		524,865
Payable for dividends and interest on securities sold short	—		—		—		—		94,360
Payable for return of securities lending collateral	5,925,390		15,543,240		7,603,831		1,496,700		—
Payable for investments purchased	—		96		—		—		4,736,042
Payable for capital stock redeemed	—		322,184		41,805		—		—
Payable for daily variation margin	—		—		—		—		156,842
Payable for forward foreign currency contracts	—		—		—		—		410,765
Payable for foreign tax expense	2,743		96,775		797,177		—		279
Payable to affiliates, net (Note 6)	27,237		470,701		96,483		2,570		58,944
Other liabilities	46,322		185,630		85,437		26,423		197,284

Total liabilities	6,001,692		16,618,626		8,624,733		1,525,693		36,041,153

Total net assets	$67,558,814		$601,914,795		$130,729,863		$8,343,753		$109,413,994

Net assets consist of:
Paid-in capital	$70,016,001		$610,710,982		$116,812,589		$8,159,175		$108,103,726
Net unrealized appreciation on investments, options, futures contracts and foreign currency translation	259,955		7,236,784		21,621,393		217,521		3,747,851
Accumulated net realized loss on investments, options, futures contracts and foreign currency transactions	(3,874,213)		(29,070,732)		(8,661,738)		(265,428)		(1,976,519)
Undistributed net investment income (distributions in excess of net investment income)	1,157,071		13,037,761		957,619		232,485		(461,064)

Total net assets	$67,558,814		$601,914,795		$130,729,863		$8,343,753		$109,413,994

Net asset value, offering price and redemption proceeds per share (unlimited shares authorized, no par value)
Investor class of shares:
Net asset value, offering price and redemption proceeds per share	$—		$12.18		$—		$—		$—
Advisor class of shares:
Net asset value and redemption proceeds per share	9.56		12.18		14.04		10.16		10.30
Offering price per share	10.06	(4)	12.82	(4)	14.78	(4)	10.53	(5)	10.84	(4)
Institutional class of shares:
Net asset value, offering price and redemption proceeds per share	9.58		12.22		14.08		10.17		10.33
Retirement class R-3 of shares:
Net asset value, offering price and redemption proceeds per share	—		12.18		—		—		—
Retirement class R-6 of shares:
Net asset value, offering price and redemption proceeds per share	—		12.23		—		—		—

Net assets:
Investor class of shares	$—		$99,916,241		$—		$—		$—
Advisor class of shares	125,365		87,770		51,879,052		4,167,845		286,212
Institutional class of shares	67,433,449		485,787,503		78,850,811		4,175,908		109,127,782
Retirement class R-3 of shares	—		23,697		—		—		—
Retirement class R-6 of shares	—		16,099,584		—		—		—

Total net assets	$67,558,814		$601,914,795		$130,729,863		$8,343,753		$109,413,994

Shares outstanding:
Investor class of shares	—		8,206,649		—		—		—
Advisor class of shares	13,111		7,209		3,695,820		410,047		27,801
Institutional class of shares	7,037,048		39,769,382		5,601,024		410,419		10,569,100
Retirement class R-3 of shares	—		1,946		—		—		—
Retirement class R-6 of shares	—		1,316,470		—		—		—

Total shares outstanding	7,050,159		49,301,656		9,296,844		820,466		10,596,901

Investments, at cost:
Investments in unaffiliated issuers	$72,912,856		$606,078,113		$116,517,472		$9,502,317		$107,419,632
Purchased options	—		—		—		—		488,436

Total investments, at cost	$72,912,856		$606,078,113		$116,517,472		$9,502,317		$107,908,068

(1)	Fund inception date is September 17, 2015.
(2)	Including $5,686,954, $14,758,969, $7,232,982 and $1,454,902, respectively, of securities on loan. A security on loan value represents both market value and accrued interest.
(3)	Identified cost of cash denominated in foreign currencies are $15,768, $368,908, $432,932 and $1,439, respectively.
(4)	Computation of offering price per share 100/95 of net asset value.
(5)	Computation of offering price per share 100/96.5 of net asset value.

(See Notes which are an integral part of the Financial Statements)

August 31, 2016

Statements of Assets and Liabilities	BMO Funds

	Global Long/Short Equity Fund (1)		Ultra Short Tax-Free Fund		Short Tax-Free Fund		Short-Term Income Fund		Intermediate Tax-Free Fund
Assets:
Investments in unaffiliated issuers, at value	$6,485,249	(2)	$605,451,453		$184,886,372		$345,900,558	(2)	$1,824,871,931
Cash sweep investments in affiliated issuers, at value	—		568,942		504,804		6,777,627		3,592,622
Investments in other affiliated issuers, at value	—		—		856,408		—		5,051,144
Cash	—		1,734		1,223		—		1,083
Cash denominated in foreign currencies	2,915	(3)	—		—		—		—
Dividends and interest receivable	14,430		2,413,137		1,386,276		1,074,238		16,875,261
Receivable for investments sold	—		—		1,760,996		—		2,005,045
Receivable for capital stock sold	—		6,290,978		850,182		236,530		2,667,964
Receivable from affiliates, net (Note 6)	11,672		—		—		—		—
Prepaid expenses and other receivables	37,670		24,203		31,033		18,918		31,429

Total assets	6,551,936		614,750,447		190,277,294		354,007,871		1,855,096,479

Liabilities:
Securities sold short, at value (proceeds $1,303,548)	1,346,148		—		—		—		—
Payable for dividends and interest on securities sold short	1,009		—		—		—		—
Payable for return of securities lending collateral	940,254		—		—		54,891,173		—
Payable for investments purchased	—		6,899,898		4,347,450		—		4,974,264
Payable for capital stock redeemed	—		5,469,771		414,622		5,212,605		3,733,080
Payable for foreign tax expense	508		—		—		—		—
Payable to affiliates, net (Note 6)	—		121,071		39,521		72,139		667,248
Payable for income distribution	—		238,842		143,389		175,646		675,713
Other liabilities	36,552		41,700		28,518		37,400		93,305

Total liabilities	2,324,471		12,771,282		4,973,500		60,388,963		10,143,610

Total net assets	$4,227,465		$601,979,165		$185,303,794		$293,618,908		$1,844,952,869

Net assets consist of:
Paid-in capital	$3,970,657		$601,479,627		$183,472,593		$293,366,512		$1,742,327,713
Net unrealized appreciation on investments and foreign currency translation	231,860		399,112		1,787,899		2,029,981		98,889,388
Accumulated net realized gain (loss) on investments and foreign currency transactions	15,349		115,809		34,762		(1,778,944)		3,663,798
Undistributed net investment income (distributions in excess of net investment income)	9,599		(15,383)		8,540		1,359		71,970

Total net assets	$4,227,465		$601,979,165		$185,303,794		$293,618,908		$1,844,952,869

Net asset value, offering price and redemption proceeds per share (unlimited shares authorized, no par value)
Investor class of shares:
Net asset value, offering price and redemption proceeds per share	$—		$10.08		$10.24		$9.40		$11.61
Advisor class of shares:
Net asset value and redemption proceeds per share	10.68		10.08		10.24		9.40		11.61
Offering price per share	11.24	(4)	10.29	(5)	10.45	(5)	9.59	(5)	12.03	(6)
Institutional class of shares:
Net asset value, offering price and redemption proceeds per share	10.70		10.07		10.25		9.42		11.60

Net assets:
Investor class of shares	$—		$53,313,216		$15,561,415		$58,955,501		$1,241,386,642
Advisor class of shares	510,586		25,160		1,150,481		156,553		1,693,170
Institutional class of shares	3,716,879		548,640,789		168,591,898		234,506,854		601,873,057

Total net assets	$4,227,465		$601,979,165		$185,303,794		$293,618,908		$1,844,952,869

Shares outstanding:
Investor class of shares	—		5,290,510		1,519,099		6,270,084		106,939,060
Advisor class of shares	47,827		2,497		112,310		16,650		145,858
Institutional class of shares	347,260		54,471,830		16,446,378		24,892,810		51,863,891

Total shares outstanding	395,087		59,764,837		18,077,787		31,179,544		158,948,809

Investments, at cost:
Investments in unaffiliated issuers	$6,210,778		$605,052,341		$183,096,785		$343,870,577		$1,725,972,589
Cash sweep investments in affiliated issuers	—		568,942		504,804		6,777,627		3,592,622
Investments in other affiliated issuers	—		—		858,096		—		5,061,098

Total investments, at cost	$6,210,778		$605,621,283		$184,459,685		$350,648,204		$1,734,626,309

(1)	Fund inception date is September 17, 2015.
(2)	Including $909,639 and $53,487,143, respectively, of securities on loan. A security on loan value represents both market value and accrued interest.
(3)	Identified cost of cash denominated in foreign currencies is $2,938.
(4)	Computation of offering price per share 100/95 of net asset value.
(5)	Computation of offering price per share 100/98 of net asset value.
(6)	Computation of offering price per share 100/96.5 of net asset value.

(See Notes which are an integral part of the Financial Statements)

August 31, 2016

Statements of Assets and Liabilities	BMO Funds

	Mortgage Income Fund	TCH Intermediate Income Fund	TCH Corporate Income Fund		TCH Core Plus Bond Fund	Monegy High Yield Bond Fund
Assets:
Investments in unaffiliated issuers, at value	$102,550,017	$102,951,691 (1)	$236,996,764	(1)	$1,124,858,958 (1)	$102,348,458
Cash sweep investments in affiliated issuers, at value	4,706,289	1,417,281	8,154,777		29,910,619	3,392,910
Deposit held at broker	—	100,000	250,000		250,000	—
Dividends and interest receivable	317,130	462,666	2,058,865		6,001,597	1,648,048
Receivable for investments sold	482	—	—		556,475	—
Receivable for capital stock sold	4,384	10,790	461,093		852,667	111,473
Prepaid expenses	17,828	16,208	17,271		24,724	12,724

Total assets	107,596,130	104,958,636	247,938,770		1,162,455,040	107,513,613

Liabilities:
Payable for return of securities lending collateral	—	22,489,567	33,318,966		187,451,016	—
Payable for investments purchased	—	800,000	2,000,000		5,000,000	1,008,771
Payable for capital stock redeemed	125,565	643,929	131,864		748,824	47,414
Payable to affiliates, net (Note 6)	52,899	33,909	69,661		339,905	45,417
Payable for income distribution	37,060	39,734	246,119		168,973	22,933
Other liabilities	30,882	25,922	33,867		54,355	33,686

Total liabilities	246,406	24,033,061	35,800,477		193,763,073	1,158,221

Total net assets	$107,349,724	$80,925,575	$212,138,293		$968,691,967	$106,355,392

Net assets consist of:
Paid-in capital	$108,898,598	$102,095,251	$207,009,038		$942,682,511	$108,873,270
Net unrealized appreciation on investments	3,500,049	1,437,226	4,866,679		27,279,953	3,364,014
Accumulated net realized gain (loss) on investments	(5,033,996)	(22,596,875)	265,274		(1,257,392)	(5,872,505)
Distributions in excess of net investment income	(14,927)	(10,027)	(2,698)		(13,105)	(9,387)

Total net assets	$107,349,724	$80,925,575	$212,138,293		$968,691,967	$106,355,392

Net asset value, offering price and redemption proceeds per share (unlimited shares authorized, no par value)
Investor class of shares:
Net asset value, offering price and redemption proceeds per share	$9.43	$—	$13.17		$11.89	$—
Advisor class of shares:
Net asset value and redemption proceeds per share	9.43	10.71	13.17		11.89	9.49
Offering price per share(2)	9.77	11.10	13.65		12.32	9.83
Institutional class of shares:
Net asset value, offering price and redemption proceeds per share	9.42	10.69	13.15		11.89	9.49

Net assets:
Investor class of shares	$85,654,790	$—	$82,642,694		$508,029,904	$—
Advisor class of shares	32,186	23,911,741	66,411		1,434,345	72,010,324
Institutional class of shares	21,662,748	57,013,834	129,429,188		459,227,718	34,345,068

Total net assets	$107,349,724	$80,925,575	$212,138,293		$968,691,967	$106,355,392

Shares outstanding:
Investor class of shares	9,082,383	—	6,276,393		42,721,725	—
Advisor class of shares	3,413	2,233,653	5,044		120,618	7,585,855
Institutional class of shares	2,298,850	5,331,489	9,840,331		38,628,937	3,620,450

Total shares outstanding	11,384,646	7,565,142	16,121,768		81,471,280	11,206,305

Investments, at cost:
Investments in unaffiliated issuers	$99,049,968	$101,514,465	$232,130,085		$1,097,579,005	$98,984,444
Cash sweep investments in affiliated issuers	4,706,289	1,417,281	8,154,777		29,910,619	3,392,910

Total investments, at cost	$103,756,257	$102,931,746	$240,284,862		$1,127,489,624	$102,377,354

(1)	Including $21,914,319, $32,466,720 and $182,656,316, respectively, of securities on loan. A security on loan value represents both market value and accrued interest.
(2)	Computation of offering price per share 100/96.5 of net asset value.

(See Notes which are an integral part of the Financial Statements)

August 31, 2016

Statements of Assets and Liabilities	BMO Funds

	Government Money Market Fund	Tax-Free Money Market Fund	Prime Money Market Fund	Institutional Prime Money Market Fund (1)
Assets:
Investments in unaffiliated issuers, at value	$1,987,553,959	$393,126,324	$1,471,213,866	$311,330,460
Investments in repurchase agreements	326,913,568	—	100,914,747	105,000,000
Cash	—	1,000	—	—
Dividends and interest receivable	199,864	643,998	203,688	115,605
Receivable for investments sold	—	10,506,335	—	—
Receivable for capital stock sold	—	—	944,056	—
Prepaid expenses	18,213	22,281	22,388	33,361

Total assets	2,314,685,604	404,299,938	1,573,298,745	416,479,426

Liabilities:
Payable for investments purchased	78,413,206	—	—	—
Payable to affiliates, net (Note 6)	224,195	88,508	517,720	70,706
Payable for income distribution	139,020	130,732	234,546	153,255
Other liabilities	32,852	28,244	73,461	45,081

Total liabilities	78,809,273	247,484	825,727	269,042

Total net assets	$2,235,876,331	$404,052,454	$1,572,473,018	$416,210,384

Net assets consist of:
Paid-in capital	$2,235,876,472	$403,990,085	$1,572,496,981	$416,210,384
Accumulated net realized gain on investments	—	70,689	—	—
Distributions in excess of net investment income	(141)	(8,320)	(23,963)	—

Total net assets	$2,235,876,331	$404,052,454	$1,572,473,018	$416,210,384

Net asset value, offering price and redemption proceeds per share (unlimited shares authorized, no par value)
Investor class of shares:
Net asset value, offering price and redemption proceeds per share	$1.00	$1.00	$1.00	$1.00
Premier class of shares:
Net asset value, offering price and redemption proceeds per share	1.00	1.00	1.00	1.00

Net assets:
Investor class of shares	$268,417,359	$90,098,016	$903,864,098	$992,311
Premier class of shares	1,967,458,972	313,954,438	668,608,920	415,218,073

Total net assets	$2,235,876,331	$404,052,454	$1,572,473,018	$416,210,384

Shares outstanding:
Investor class of shares	268,417,727	90,082,053	904,078,194	992,311
Premier class of shares	1,967,458,745	313,935,700	668,683,405	415,218,073

Total shares outstanding	2,235,876,472	404,017,753	1,572,761,599	416,210,384

Investments, at cost:
Investments in unaffiliated issuers	$2,314,467,527	$393,126,324	$1,572,128,613	$416,330,460

Total investments, at cost	$2,314,467,527	$393,126,324	$1,572,128,613	$416,330,460

(1)	Fund inception date is June 3, 2016.

(See Notes which are an integral part of the Financial Statements)

Year Ended August 31, 2016

Statements of Operations	BMO Funds

	Low Volatility Equity Fund		Dividend Income Fund		Large-Cap Value Fund	Large-Cap Growth Fund		Mid-Cap Value Fund
Investment income:
Dividend income from:
Unaffiliated issuers	$2,337,934	(1)	$3,740,623	(1)	$7,007,418 (1)	$2,756,592	(1)	$5,165,542
Affiliated issuers	7,044		4,992		11,646	10,590		12,089
Net securities lending income (Note 6)	87,040		95,238		224,433	154,737		186,270

Total income	2,432,018		3,840,853		7,243,497	2,921,919		5,363,901

Expenses:
Investment advisory fees (Note 6)	533,558		575,937		1,554,841	1,268,164		1,785,837
Shareholder servicing fees (Note 6)	—		—		391,708	385,431		408,190
Administration fees (Note 6)	160,067		172,781		411,851	334,758		375,901
Portfolio accounting fees	57,693		59,788		120,847	107,259		130,015
Recordkeeping fees	21,563		21,529		71,553	88,029		85,101
Custodian fees (Note 6)	4,780		5,150		12,278	9,978		11,649
Registration fees	34,407		39,601		66,893	70,137		66,829
Professional fees	22,569		22,569		22,937	22,937		22,937
Printing and postage	3,711		36,295		40,450	38,098		44,693
Directors’ fees	13,562		13,562		13,562	13,562		13,562
Distribution services fees (Note 6):
Advisor class	18,637		189,799		81	650		82
Retirement class R-3	—		—		—	—		127
Miscellaneous	4,332		4,746		8,443	8,213		9,879

Total expenses	874,879		1,141,757		2,715,444	2,347,216		2,954,802

Deduct:
Expense waivers (Note 6)	(162,611)		(203,238)		(82,362)	(134,976)		—

Net expenses	712,268		938,519		2,633,082	2,212,240		2,954,802

Net investment income	1,719,750		2,902,334		4,610,415	709,679		2,409,099

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on transactions from:
Investments in unaffiliated issuers	1,240,148		354,810		(38,852)	15,242,072		26,245,163
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	9,835,447		9,968,239		11,147,062	5,020,597		(11,337,427)

Net realized and unrealized gain on investments	11,075,595		10,323,049		11,108,210	20,262,669		14,907,736

Change in net assets resulting from operations	$12,795,345		$13,225,383		$15,718,625	$20,972,348		$17,316,835

(1)	Net of foreign taxes withheld of $945, $1,004, $1,558 and $11,526, respectively.

(See Notes which are an integral part of the Financial Statements)

Year Ended August 31, 2016

Statements of Operations	BMO Funds

	Mid-Cap Growth Fund	Small-Cap Value Fund	Small-Cap Core Fund	Small-Cap Growth Fund	Global Low Volatility Equity Fund
Investment income:
Dividend income from:
Unaffiliated issuers	$2,084,412 (1)	$1,157,729	$98,808	$3,247,792 (1)	$1,031,753 (1)
Affiliated issuers	10,950	6,330	553	32,449	—
Net securities lending income (Note 6)	147,656	69,811	12,613	1,460,108	28,010

Total income	2,243,018	1,233,870	111,974	4,740,349	1,059,763

Expenses:
Investment advisory fees (Note 6)	1,174,437	602,291	54,208	4,614,856	221,108
Shareholder servicing fees (Note 6)	270,988	—	—	540,527	—
Administration fees (Note 6)	257,141	130,957	12,452	731,255	51,025
Portfolio accounting fees	106,931	71,238	31,396	156,276	48,918
Recordkeeping fees	76,356	45,213	18,436	57,810	18,237
Custodian fees (Note 6)	7,654	3,928	372	21,752	38,643
Registration fees	66,144	59,816	32,027	43,727	31,348
Professional fees	22,937	22,568	22,569	22,937	22,838
Printing and postage	47,936	41,450	2,721	67,848	2,400
Directors’ fees	13,562	13,562	13,562	13,562	13,562
Distribution services fees (Note 6):
Advisor class	72	166,297	1,544	—	427
Retirement class R-3	116	321	—	—	—
Miscellaneous	9,001	6,754	2,824	15,671	21,521

Total expenses	2,053,275	1,164,395	192,111	6,286,221	470,027

Deduct:
Expense waivers (Note 6)	(84,773)	(127,704)	(115,581)	—	(180,459)

Net expenses	1,968,502	1,036,691	76,530	6,286,221	289,568

Net investment income (loss)	274,516	197,179	35,444	(1,545,872)	770,195

Net realized and unrealized gain (loss) on investments and foreign currency:
Net realized gain (loss) on transactions from:
Investments in unaffiliated issuers	8,811,909	2,472,186	77,182	(66,588,079)	88,372
Foreign currency transactions	—	—	—	—	(10,462)

Total net realized gain (loss)	8,811,909	2,472,186	77,182	(66,588,079)	77,910
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(19,868,300)	4,049,590	1,088,736	22,778,741	3,976,778
Foreign currency translations	—	—	—	—	(741)

Total net change in unrealized appreciation (depreciation)	(19,868,300)	4,049,590	1,088,736	22,778,741	3,976,037

Net realized and unrealized gain (loss) on investments and foreign currency	(11,056,391)	6,521,776	1,165,918	(43,809,338)	4,053,947

Change in net assets resulting from operations	$(10,781,875)	$6,718,955	$1,201,362	$(45,355,210)	$4,824,142

(1)	Net of foreign taxes withheld of $8,471, $1,412 and $87,783, respectively.

(See Notes which are an integral part of the Financial Statements)

Year Ended August 31, 2016

Statements of Operations	BMO Funds

	Disciplined International Equity Fund (1)	Pyrford International Stock Fund	LGM Emerging Markets Equity Fund		TCH Emerging Markets Bond Fund	Alternative Strategies Fund
Investment income:
Dividend income from:
Unaffiliated issuers	$2,137,535 (2)	$22,507,241 (2)	$3,245,628	(2)	$1,285	$1,174,248 (2)
Interest income	—	—	16,139		436,484	728,866
Net securities lending income (Note 6)	35,486	402,427	26,250		5,166	—

Total income	2,173,021	22,909,668	3,288,017		442,935	1,903,114

Expenses:
Investment advisory fees (Note 6)	383,094	4,872,466	1,304,224		42,272	1,563,744
Shareholder servicing fees (Note 6)	—	228,443	—		—	—
Administration fees (Note 6)	95,774	981,827	217,371		11,529	137,705
Portfolio accounting fees	50,321	103,213	48,010		47,228	422,957
Recordkeeping fees	23,823	509,519	23,239		17,538	21,698
Custodian fees (Note 6)	94,180	360,769	249,810		3,013	254,702
Registration fees	63,798	112,103	37,945		30,312	34,374
Professional fees	21,532	23,303	29,018		25,928	78,434
Printing and postage	4,079	37,838	55,528		2,391	2,498
Directors’ fees	13,561	13,562	13,562		13,562	13,562
Interest expense and dividends on securities sold short	—	—	—		—	799,125
Distribution services fees (Note 6):
Advisor class	298	1,025	164,600		9,631	1,129
Retirement class R-3	—	113	—		—	—
Miscellaneous	14,621	40,084	31,195		5,545	10,375

Total expenses	765,081	7,284,265	2,174,502		208,949	3,340,303

Deduct:
Expense waivers (Note 6)	(189,296)	(462,539)	(339,607)		(137,840)	(745,373)

Net expenses	575,785	6,821,726	1,834,895		71,109	2,594,930

Net investment income (loss)	1,597,236	16,087,942	1,453,122		371,826	(691,816)

Net realized and unrealized gain (loss) on investments, options, futures contracts and foreign currency:
Net realized loss on transactions from:
Investments in unaffiliated issuers	(3,874,213)	(25,356,658)	(4,701,259	)(3)	(282,275)	(2,145,718)
Foreign currency transactions	(456,272)	(575,950)	(489,560)		(3,341)	(52,741)
Forward contracts	—	—	—		—	134,261
Futures contracts	—	—	—		—	(1,528,137)
Purchased options	—	—	—		—	585,391
Written options	—	—	—		—	982,906
Short sales	—	—	—		—	431,082

Total net realized loss	(4,330,485)	(25,932,608)	(5,190,819)		(285,616)	(1,592,956)
Net change in unrealized appreciation on:
Investments in unaffiliated issuers	259,044	47,421,860	26,724,553		623,293	4,203,606
Futures contracts	—	—	—		—	242,836
Forward contracts	—	—	—		—	(75,016)
Purchased options	—	—	—		—	(225,482)
Written options	—	—	—		—	500,971
Short sales	—	—	—		—	(1,441,613)
Foreign currency translations	911	43,650	6,665		115	121

Total net change in unrealized appreciation	259,955	47,465,510	26,731,218		623,408	3,205,423

Net realized and unrealized gain (loss) on investments, options, futures contracts and foreign currency	(4,070,530)	21,532,902	21,540,399		337,792	1,612,467

Change in net assets resulting from operations	$(2,473,294)	$37,620,844	$22,993,521		$709,618	$920,651

(1)	Reflects operations for the period from September 17, 2015 (inception date) to August 31, 2016.
(2)	Net of foreign taxes withheld of $205,953, $1,836,822, $271,656 and $1,971, respectively.
(3)	Net of foreign taxes withheld of $791,314, $785,875 of which is related to appreciated investments held at period end.

(See Notes which are an integral part of the Financial Statements)

Year Ended August 31, 2016

Statements of Operations	BMO Funds

	Global Long/Short Equity Fund (1)	Ultra Short Tax-Free Fund	Short Tax-Free Fund	Short-Term Income Fund	Intermediate Tax-Free Fund
Investment income:
Dividend income from:
Unaffiliated issuers	$83,047 (2)	$—	$—	$235,869	$663,926
Affiliated issuers	—	11,670	12,563	17,818	44,520
Interest income	—	6,149,531	2,671,028	4,592,865	48,539,292
Net securities lending income (Note 6)	1,337	—	—	82,735	—

Total income	84,384	6,161,201	2,683,591	4,929,287	49,247,738

Expenses:
Investment advisory fees (Note 6)	32,084	1,058,810	331,490	615,799	2,082,926
Shareholder servicing fees (Note 6)	—	148,155	43,568	153,133	3,135,820
Administration fees (Note 6)	4,812	973,215	253,808	490,411	2,689,389
Portfolio accounting fees	50,093	273,481	149,205	161,701	480,086
Recordkeeping fees	23,668	33,398	31,718	46,240	55,542
Custodian fees (Note 6)	44,446	28,977	7,579	14,611	80,179
Registration fees	64,157	63,187	57,889	61,085	184,346
Professional fees	24,033	27,182	27,182	27,182	26,795
Printing and postage	4,069	14,022	9,876	17,303	119,848
Directors’ fees	13,561	13,562	13,562	13,562	13,562
Interest expense and dividends on securities sold short	24,369	—	—	—	—
Distribution services fees (Note 6):
Advisor class	758	92	1,842	106	5,126
Miscellaneous	10,129	18,318	5,532	9,321	39,569

Total expenses	296,179	2,652,399	933,251	1,610,454	8,913,188

Deduct:
Expense waivers (Note 6)	(227,739)	(557,607)	(229,147)	(312,797)	(223,130)

Net expenses	68,440	2,094,792	704,104	1,297,657	8,690,058

Net investment income	15,944	4,066,409	1,979,487	3,631,630	40,557,680

Net realized and unrealized gain (loss) on investments and foreign currency:
Net realized gain on transactions from:
Investments in unaffiliated issuers	34,572	219,331	59,600	290,853	5,534,597
Foreign currency transactions	(9,828)	—	—	—	—
Short sales	(19,274)	—	—	—	—
Net realized gain on capital gains distributions from:
Investments in affiliated issuers	—	—	787	—	4,640

Total net realized gain	5,470	219,331	60,387	290,853	5,539,237
Net change in unrealized appreciation on:
Investments in unaffiliated issuers	274,471	15,848	1,078,121	2,643,827	52,317,187
Investments in affiliated issuers	—	—	(845)	—	(4,977)
Short sales	(42,600)	—	—	—	—
Foreign currency translations	(11)	—	—	—	—

Total net change in unrealized appreciation	231,860	15,848	1,077,276	2,643,827	52,312,210

Net realized and unrealized gain on investments and foreign currency	237,330	235,179	1,137,663	2,934,680	57,851,447

Change in net assets resulting from operations	$253,274	$4,301,588	$3,117,150	$6,566,310	$98,409,127

(1)	Reflects operations for the period from September 17, 2015 (inception date) to August 31, 2016.
(2)	Net of foreign taxes withheld of $5,265.

(See Notes which are an integral part of the Financial Statements)

Year Ended August 31, 2016

Statements of Operations	BMO Funds

	Mortgage Income Fund	TCH Intermediate Income Fund	TCH Corporate Income Fund	TCH Core Plus Bond Fund	Monegy High Yield Bond Fund
Investment income:
Dividend income from:
Affiliated issuers	$2,916	$7,732	$26,962	$73,897	$8,556
Interest income	3,496,786	2,629,825	9,550,370	35,425,702	4,492,678
Net securities lending income (Note 6)	—	43,682	99,784	296,053	—

Total income	3,499,702	2,681,239	9,677,116	35,795,652	4,501,234

Expenses:
Investment advisory fees (Note 6)	277,134	217,373	439,639	1,288,117	370,755
Shareholder servicing fees (Note 6)	224,346	—	235,166	1,368,439	—
Administration fees (Note 6)	170,351	130,582	342,471	1,497,174	111,227
Portfolio accounting fees	82,455	54,724	116,853	274,152	77,255
Recordkeeping fees	53,075	36,319	34,425	38,131	20,628
Custodian fees (Note 6)	5,076	3,887	10,188	44,606	3,318
Registration fees	42,297	34,640	65,181	96,089	33,731
Professional fees	29,302	28,748	29,302	29,302	28,748
Printing and postage	12,600	4,755	15,475	40,254	49,137
Directors’ fees	13,562	13,562	13,562	13,562	13,562
Distribution services fees (Note 6):
Advisor class	73	63,942	170	2,468	113,791
Miscellaneous	5,301	4,285	8,929	24,713	3,583

Total expenses	915,572	592,817	1,311,361	4,717,007	825,735

Deduct:
Expense waivers (Note 6)	(66,254)	(50,075)	(122,753)	—	(229,957)

Net expenses	849,318	542,742	1,188,608	4,717,007	595,778

Net investment income	2,650,384	2,138,497	8,488,508	31,078,645	3,905,456

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on transactions from:
Investments in unaffiliated issuers	654,730	(510,511)	348,361	(760,961)	(4,008,398)
Net change in unrealized appreciation on:
Investments in unaffiliated issuers	1,346,851	2,751,532	10,485,972	38,114,466	5,004,789

Net realized and unrealized gain on investments	2,001,581	2,241,021	10,834,333	37,353,505	996,391

Change in net assets resulting from operations	$4,651,965	$4,379,518	$19,322,841	$68,432,150	$4,901,847

(See Notes which are an integral part of the Financial Statements)

Year Ended August 31, 2016

Statements of Operations	BMO Funds

	Government Money Market Fund	Tax-Free Money Market Fund	Prime Money Market Fund	Institutional Prime Money Market Fund (1)
Investment income:
Dividend income from:
Unaffiliated issuers	$60,752	$41,574	$12,655	$744
Interest income	2,167,937	1,883,425	14,092,879	593,138

Total income	2,228,689	1,924,999	14,105,534	593,882
Expenses:
Investment advisory fees (Note 6)	1,484,739	1,322,771	4,943,748	157,038
Shareholder servicing fees (Note 6)	327,088	367,067	2,940,849	50
Administration fees (Note 6)	245,987	218,781	1,137,666	34,726
Portfolio accounting fees	140,773	142,132	359,237	34,355
Recordkeeping fees	24,658	25,449	85,743	14,532
Custodian fees (Note 6)	33,264	29,559	153,666	4,675
Registration fees	66,204	71,166	122,277	9,198
Professional fees	26,123	30,358	30,358	28,040
Printing and postage	11,252	13,619	72,535	13,556
Directors’ fees	13,562	13,562	13,562	3,288
Miscellaneous	14,693	15,933	81,583	2,042

Total expenses	2,388,343	2,250,397	9,941,224	301,500
Deduct:
Expense waivers (Note 6)	(893,602)	(1,032,805)	(906,381)	(92,063)

Net expenses	1,494,741	1,217,592	9,034,843	209,437

Net investment income	733,948	707,407	5,070,691	384,445

Net realized and unrealized gain on investments:
Net realized gain on transactions from:
Investments in unaffiliated issuers	1,602	298,235	13,842	1,744
Net realized gain on capital gains distributions from:
Investments in unaffiliated issuers	—	1,227	—	—

Net realized and unrealized gain on investments	1,602	299,462	13,842	1,744

Change in net assets resulting from operations	$735,550	$1,006,869	$5,084,533	$386,189

(1)	Reflects operations for the period from June 3, 2016 (inception date) to August 31, 2016.

(See Notes which are an integral part of the Financial Statements)

This page is intentionally left blank.

Statements of Changes in Net Assets

	Low Volatility Equity Fund			Dividend Income Fund			Large-Cap Value Fund
	Year Ended August 31, 2016	Year Ended August 31, 2015		Year Ended August 31, 2016	Year Ended August 31, 2015		Year Ended August 31, 2016	Year Ended August 31, 2015
Change in net assets resulting from:

Operations:
Net investment income (loss)	$1,719,750	$1,029,150		$2,902,334	$3,017,712		$4,610,415	$2,459,040
Net realized gain (loss) on investments	1,240,148	3,091,790		354,810	7,674,193		(38,852)	31,924,904
Net change in unrealized appreciation (depreciation) on investments	9,835,447	(1,007,578)		9,968,239	(15,228,557)		11,147,062	(34,447,348)

Change in net assets resulting from operations	12,795,345	3,113,362		13,225,383	(4,536,652)		15,718,625	(63,404)

Distributions to shareholders:
Distributions to shareholders from net investment income:
Investor class of shares	—	(6,977	)(1)	—	(1,186,086	)(2)	(2,355,769)	(901,154)
Advisor class of shares	(93,308)	(4,349)		(1,799,680)	(431,612)		(496)	(168)
Institutional class of shares	(1,399,044)	(1,010,451)		(1,023,663)	(1,409,959)		(2,144,146)	(999,630)
Retirement class R-3 of shares	—	—		—	—		—	—
Retirement class R-6 of shares	—	—		—	—		(551)	—
Distributions to shareholders from net realized gain on investments:
Investor class of shares	—	(39,615	)(1)	—	(4,222,585	)(2)	(16,736,440)	(12,652,370)
Advisor class of shares	(186,472)	(1,786)		(4,585,710)	(1,714)		(3,030)	(2,498)
Institutional class of shares	(2,310,319)	(3,826,363)		(2,265,425)	(3,470,285)		(12,497,098)	(11,211,505)
Retirement class R-3 of shares	—	—		—	—		—	—
Retirement class R-6 of shares	—	—		—	—		—	—

Change in net assets resulting from distributions to shareholders	(3,989,143)	(4,889,541)		(9,674,478)	(10,722,241)		(33,737,530)	(25,767,325)

Capital stock transactions:
Proceeds from sale of shares	77,894,953	34,066,885		17,607,800	105,157,269		104,915,403	76,243,337
Net asset value of shares issued to shareholders in payment of distributions declared	3,775,035	4,688,331		9,308,888	10,451,304		33,226,566	25,273,282
Cost of shares redeemed	(17,952,511)	(16,885,622)		(33,025,752)	(99,642,010)		(64,253,029)	(74,680,109)

Change in net assets resulting from capital stock transactions	63,717,477	21,869,594		(6,109,064)	15,966,563		73,888,940	26,836,510

Change in net assets	72,523,679	20,093,415		(2,558,159)	707,670		55,870,035	1,005,781

Net assets:
Beginning of period	77,953,522	57,860,107		119,808,150	119,100,480		251,307,462	250,301,681

End of period	$150,477,201	$77,953,522		$117,249,991	$119,808,150		$307,177,497	$251,307,462

Undistributed net investment income (distributions in excess of net investment income) included in net assets at end of period	$386,543	$146,915		$456,320	$359,485		$989,078	$874,732

(1)	Reflects operations for the period from September 1, 2014, to May 19, 2015 (termination of Investor class of shares).
(2)	Reflects operations for the period from September 1, 2014, to April 21, 2015 (termination of Investor class of shares).

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Large-Cap Growth Fund		Mid-Cap Value Fund		Mid-Cap Growth Fund		Small-Cap Value Fund
Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015

$709,679	$397,721	$2,409,099	$964,079	$274,516	$(982,669)	$197,179	$(135,737)
15,242,072	35,989,512	26,245,163	30,944,561	8,811,909	28,317,329	2,472,186	2,257,682

5,020,597	(17,793,146)	(11,337,427)	(41,027,357)	(19,868,300)	(30,951,900)	4,049,590	(8,437,907)

20,972,348	18,594,087	17,316,835	(9,118,717)	(10,781,875)	(3,617,240)	6,718,955	(6,315,962)

(172,029)	(46,157)	(1,451,373)	(218,425)	—	—	—	—
(108)	(11)	(283)	(31)	—	—	—	—
(227,954)	(316,730)	(1,036,907)	(359,452)	—	—	—	—
—	—	(140)	—	—	—	—	—
—	—	(132,586)	(88)	—	—	—	—

(23,424,642)	(16,187,273)	(17,282,806)	(21,590,475)	(17,885,662)	(16,700,632)	—	(3,753,213	)(1)
(14,660)	(3,860)	(2,836)	(3,095)	(4,458)	(3,530)	(2,966,991)	(1,447)
(9,138,591)	(18,306,862)	(8,980,221)	(16,682,449)	(11,158,688)	(18,349,361)	(864,410)	(901,472)
—	—	(2,517)	(3,100)	(3,577)	(3,467)	(1,046)	(1,439)
—	—	(830,126)	(3,100)	(3,575)	(3,467)	(22,642)	(1,439)

(32,977,984)	(34,860,893)	(29,719,795)	(38,860,215)	(29,055,960)	(35,060,457)	(3,855,089)	(4,659,010)

72,780,170	111,470,511	32,137,269	63,552,263	22,934,076	42,265,777	23,835,358	121,626,984

32,554,872	34,439,604	29,132,606	38,180,122	28,499,772	34,376,134	3,718,316	4,638,347
(68,634,929)	(123,442,486)	(104,242,115)	(101,837,128)	(92,972,085)	(96,911,614)	(53,436,591)	(105,569,640)

36,700,113	22,467,629	(42,972,240)	(104,743)	(41,538,237)	(20,269,703)	(25,882,917)	20,695,691

24,694,477	6,200,823	(55,375,200)	(48,083,675)	(81,376,072)	(58,947,400)	(23,019,051)	9,720,719

234,913,285	228,712,462	286,618,249	334,701,924	207,865,699	266,813,099	92,165,675	82,444,956

$259,607,762	$234,913,285	$231,243,049	$286,618,249	$126,489,627	$207,865,699	$69,146,624	$92,165,675

$700,529	$397,516	$450,934	$663,123	$—	$(702,405)	$120,329	$(76,849)

Statements of Changes in Net Assets

	Small-Cap Core Fund		Small-Cap Growth Fund		Global Low Volatility Equity Fund
	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015
Change in net assets resulting from:

Operations:
Net investment income (loss)	$35,444	$5,778	$(1,545,872)	$(3,580,580)	$770,195	$92,774
Net realized gain (loss) on investments and foreign currency transactions	77,182	93,653	(66,588,079)	40,663,432	77,910	(26,315)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translation	1,088,736	(131,581)	22,778,741	(45,106,843)	3,976,037	(71,030)

Change in net assets resulting from operations	1,201,362	(32,150)	(45,355,210)	(8,023,991)	4,824,142	(4,571)

Distributions to shareholders:
Distributions to shareholders from net investment income:
Investor class of shares	—	—	—	—	—	(864	)(1)
Advisor class of shares	—	—	—	—	(842)	(168)
Institutional class of shares	(8,676)	—	—	—	(276,907)	(33,606)
Retirement class R-3 of shares	—	—	—	—	—	—
Retirement class R-6 of shares	—	—	—	—	—	—
Distributions to shareholders from net realized gain on investments:
Investor class of shares	—	—	(19,043,435)	(68,550,887)	—	(601	)(1)
Advisor class of shares	(4,815)	—	—	—	(5)	(117)
Institutional class of shares	(44,857)	—	(21,414,838)	(60,216,571)	(1,223)	(17,829)

Change in net assets resulting from distributions to shareholders	(58,348)	—	(40,458,273)	(128,767,458)	(278,977)	(53,185)

Capital stock transactions:
Proceeds from sale of shares	7,519,961	1,415,032	122,730,351	166,986,254	30,143,065	367,175
Net asset value of shares issued to shareholders in payment of distributions declared	55,327	—	38,844,689	121,850,268	278,762	53,034
Cost of shares redeemed	(1,552,099)	(699,241)	(386,000,081)	(301,057,602)	(78,393)	(153,917)
Redemption fees	—	—	—	—	—	—

Change in net assets resulting from capital stock transactions	6,023,189	715,791	(224,425,041)	(12,221,080)	30,343,434	266,292

Change in net assets	7,166,203	683,641	(310,238,524)	(149,012,529)	34,888,599	208,536

Net assets:
Beginning of period	4,261,279	3,577,638	646,068,058	795,080,587	4,286,082	4,077,546

End of period	$11,427,482	$4,261,279	$335,829,534	$646,068,058	$39,174,681	$4,286,082

Undistributed net investment income (distributions in excess of net investment income) included in net assets at end of period	$26,658	$4,781	$(781,484)	$(2,129,977)	$562,878	$76,439

(1)	Reflects operations for the period from September 1, 2014, to April 21, 2015 (termination of Investor class of shares).
(2)	Reflects operations for the period from September 17, 2015 (inception date) to August 31, 2016.

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Disciplined International Equity Fund	Pyrford International Stock Fund		LGM Emerging Markets Equity Fund			TCH Emerging Markets Bond Fund
Period Ended August 31, 2016 (2)	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015		Year Ended August 31, 2016	Year Ended August 31, 2015

$1,597,236	$16,087,942	$11,929,205	$1,453,122	$1,852,065		$371,826	$384,376

(4,330,485)	(25,932,608)	(242,296)	(5,190,819)	1,015,506		(285,616)	119,447

259,955	47,465,510	(84,208,246)	26,731,218	(27,532,485)		623,408	(831,288)

(2,473,294)	37,620,844	(72,521,337)	22,993,521	(24,664,914)		709,618	(327,465)

—	(1,934,163)	(529,973)	—	(754,339	)(1)	—	(169,763	)(1)
—	(16,401)	(155)	(565,517)	(304)		(184,869)	(1,108)
—	(13,383,043)	(2,124,604)	(891,245)	(1,668,087)		(187,204)	(175,997)
—	(399)	(121)	—	—		—	—
—	(314,323)	(206)	—	—		—	—

—	—	—	—	—		—	(113,483	)(1)
—	—	—	—	—		(35,898)	(740)
—	—	—	—	—		(35,236)	(113,843)

—	(15,648,329)	(2,655,059)	(1,456,762)	(2,422,730)		(443,207)	(574,934)

82,544,586	193,170,479	524,295,353	36,515,328	113,611,622		6,501	4,064,723

—	7,286,600	2,287,805	1,293,611	2,136,875		443,207	574,934
(12,512,586)	(345,856,593)	(79,991,695)	(77,615,987)	(114,321,966)		(66,846)	(3,982,719)
108	10,295	3,177	254	261		—	—

70,032,108	(145,389,219)	446,594,640	(39,806,794)	1,426,792		382,862	656,938

67,558,814	(123,416,704)	371,418,244	(18,270,035)	(25,660,852)		649,273	(245,461)

—	725,331,499	353,913,255	148,999,898	174,660,750		7,694,480	7,939,941

$67,558,814	$601,914,795	$725,331,499	$130,729,863	$148,999,898		$8,343,753	$7,694,480

$1,157,071	$13,037,761	$13,174,099	$957,619	$1,456,258		$232,485	$252,676

Statements of Changes in Net Assets

	Alternative Strategies Fund		Global Long/Short Equity Fund	Ultra Short Tax-Free Fund
	Year Ended August 31, 2016	Period Ended August 31, 2015 (1)	Period Ended August 31, 2016 (2)	Year Ended August 31, 2016	Year Ended August 31, 2015
Change in net assets resulting from:

Operations:
Net investment income (loss)	$(691,816)	$(275,413)	$15,944	$4,066,409	$4,390,268
Net realized gain (loss) on investments, options, futures contracts and foreign currency transactions	(1,592,956)	1,067,819	5,470	219,331	722,593
Net change in unrealized appreciation (depreciation) on investments, options, futures contracts and foreign currency translation	3,205,423	542,428	231,860	15,848	(1,720,781)

Change in net assets resulting from operations	920,651	1,334,834	253,274	4,301,588	3,392,080

Distributions to shareholders:
Distributions to shareholders from net investment income:
Investor class of shares	—	—	—	(238,848)	(237,646)
Advisor class of shares	—	—	—	(142)	(92)
Institutional class of shares	(80,732)	—	—	(3,827,419)	(4,152,530)
Distributions to shareholders from net realized gain on investments:
Investor class of shares	—	—	—	(57,924)	(2,132)
Advisor class of shares	(4,097)	—	—	(47)	(1)
Institutional class of shares	(965,757)	—	—	(615,255)	(21,209)

Change in net assets resulting from distributions to shareholders	(1,050,586)	—	—	(4,739,635)	(4,413,610)

Capital stock transactions:
Proceeds from sale of shares	86,984,278	36,088,693	4,031,365	397,573,428	766,804,855
Net asset value of shares issued to shareholders in payment of distributions declared	967,655	—	—	1,987,757	1,495,429
Cost of shares redeemed	(13,680,094)	(2,151,437)	(57,174)	(563,825,769)	(731,777,138)

Change in net assets resulting from capital stock transactions	74,271,839	33,937,256	3,974,191	(164,264,584)	36,523,146

Change in net assets	74,141,904	35,272,090	4,227,465	(164,702,631)	35,501,616

Net assets:
Beginning of period	35,272,090	—	—	766,681,796	731,180,180

End of period	$109,413,994	$35,272,090	$4,227,465	$601,979,165	$766,681,796

Undistributed net investment income (distributions in excess of net investment income) included in net assets at end of period	$(461,064)	$(64,861)	$9,599	$(15,383)	$(11,238)

(1)	Reflects operations for the period from December 16, 2014 (inception date) to August 31, 2015.
(2)	Reflects operations for the period from September 17, 2015 (inception date) to August 31, 2016.

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Short Tax-Free Fund		Short-Term Income Fund		Intermediate Tax-Free Fund		Mortgage Income Fund
Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015

$1,979,487	$1,662,632	$3,631,630	$2,911,608	$40,557,680	$37,901,124	$2,650,384	$2,994,424

60,387	342,639	290,853	196,403	5,539,237	5,236,926	654,730	840,188

1,077,276	(369,319)	2,643,827	(1,491,738)	52,312,210	(5,850,199)	1,346,851	(670,112)

3,117,150	1,635,952	6,566,310	1,616,273	98,409,127	37,287,851	4,651,965	3,164,500

(185,196)	(320,815)	(675,983)	(881,646)	(27,499,998)	(26,563,637)	(2,520,683)	(2,865,537)
(7,632)	(676)	(502)	(296)	(44,788)	(46,467)	(812)	(729)
(1,786,659)	(1,341,165)	(3,572,053)	(2,437,768)	(13,012,894)	(11,291,168)	(728,392)	(737,426)

(53,401)	(6,928)	—	—	(2,043,712)	(121,985)	—	—
(1,269)	(6)	—	—	(3,906)	(219)	—	—
(280,303)	(28,169)	—	—	(788,345)	(43,436)	—	—

(2,314,460)	(1,697,759)	(4,248,538)	(3,319,710)	(43,393,643)	(38,066,912)	(3,249,887)	(3,603,692)

134,561,550	108,741,030	199,061,625	209,764,498	569,389,446	773,132,228	23,372,036	17,372,434

583,082	522,359	2,617,594	1,963,139	35,545,708	29,457,695	2,729,391	3,022,491
(81,519,478)	(81,843,010)	(241,672,762)	(98,286,430)	(627,844,836)	(390,430,836)	(37,540,648)	(36,955,253)

53,625,154	27,420,379	(39,993,543)	113,441,207	(22,909,682)	412,159,087	(11,439,221)	(16,560,328)

54,427,844	27,358,572	(37,675,771)	111,737,770	32,105,802	411,380,026	(10,037,143)	(16,999,520)

130,875,950	103,517,378	331,294,679	219,556,909	1,812,847,067	1,401,467,041	117,386,867	134,386,387

$185,303,794	$130,875,950	$293,618,908	$331,294,679	$1,844,952,869	$1,812,847,067	$107,349,724	$117,386,867

$8,540	$8,885	$1,359	$1,359	$71,970	$73,742	$(14,927)	$(14,927)

Statements of Changes in Net Assets

	TCH Intermediate Income Fund			TCH Corporate Income Fund		TCH Core Plus Bond Fund
	Year Ended August 31, 2016	Year Ended August 31, 2015		Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015
Change in net assets resulting from:

Operations:
Net investment income	$2,138,497	$2,729,628		$8,488,508	$8,115,410	$31,078,645	$28,988,864
Net realized gain (loss) on investments	(510,511)	522,798		348,361	1,721,663	(760,961)	5,137,972
Net change in unrealized appreciation (depreciation) on investments	2,751,532	(3,844,747)		10,485,972	(17,755,993)	38,114,466	(46,860,911)

Change in net assets resulting from operations	4,379,518	(592,321)		19,322,841	(7,918,920)	68,432,150	(12,734,075)

Distributions to shareholders:
Distributions to shareholders from net investment income:
Investor class of shares	—	(439,742	)(1)	(3,428,757)	(3,600,461)	(16,668,242)	(15,403,838)
Advisor class of shares	(603,870)	(184,867)		(2,556)	(721)	(29,941)	(6,047)
Institutional/Premier class of shares	(1,591,095)	(2,295,387)		(5,057,195)	(4,553,378)	(14,807,318)	(14,177,598)
Distributions to shareholders from net realized gain on investments:
Investor class of shares	—	—		(418,374)	(405,429)	(197,248)	(2,668,765)
Advisor class of shares	—	—		(93)	(91)	(295)	(127)
Institutional/Premier class of shares	—	—		(572,757)	(514,709)	(156,189)	(2,218,338)

Change in net assets resulting from distributions to shareholders	(2,194,965)	(2,919,996)		(9,479,732)	(9,074,789)	(31,859,233)	(34,474,713)

Capital stock transactions:
Proceeds from sale of shares	20,469,160	61,092,933		46,517,931	190,134,968	215,750,635	369,085,747
Net asset value of shares issued to shareholders in payment of distributions declared	1,577,433	2,063,283		5,815,437	6,210,848	29,598,956	31,818,510
Cost of shares redeemed	(48,693,089)	(99,406,202)		(150,156,892)	(79,378,889)	(388,706,092)	(218,938,744)

Change in net assets resulting from capital stock transactions	(26,646,496)	(36,249,986)		(97,823,524)	116,966,927	(143,356,501)	181,965,513

Change in net assets	(24,461,943)	(39,762,303)		(87,980,415)	99,973,218	(106,783,584)	134,756,725

Net assets:
Beginning of period	105,387,518	145,149,821		300,118,708	200,145,490	1,075,475,551	940,718,826

End of period	$80,925,575	$105,387,518		$212,138,293	$300,118,708	$968,691,967	$1,075,475,551

Distributions in excess of net investment income	$(10,027)	$(10,027)		$(2,698)	$(2,698)	$(13,105)	$(13,105)

(1)	Reflects operations for the period from September 1, 2014, to May 19, 2015 (termination of Investor class of shares).
(2)	Reflects operations for the period from September 1, 2014, to April 21, 2015 (termination of Investor class of shares).

(See Notes which are an integral part of the Financial Statements)

BMO Funds

Monegy High Yield Bond Fund			Government Money Market Fund		Tax-Free Money Market Fund		Prime Money Market Fund
Year Ended August 31, 2016	Year Ended August 31, 2015		Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015

$3,905,456	$3,963,918		$733,948	$65,492	$707,407	$65,053	$5,070,691	$475,573
(4,008,398)	(1,863,055)		1,602	1,022	299,462	60,821	13,842	11,653

5,004,789	(4,162,348)		—	—	—	—	—	—

4,901,847	(2,061,485)		735,550	66,514	1,006,869	125,874	5,084,533	487,226

—	(1,340,611	)(2)	(13,465)	(12,960)	(39,268)	(13,614)	(386,549)	(130,308)
(2,343,275)	(795,951)		—	—	—	—	—	—
(1,562,181)	(1,827,356)		(720,483)	(52,532)	(669,366)	(55,106)	(4,684,142)	(345,265)

—	(943,476	)(2)	(265)	(200)	(53,619)	(12,785)	(5,949)	(11,392)
—	(583)		—	—	—	—	—	—
—	(816,183)		(1,478)	(822)	(182,300)	(44,369)	(7,893)	(22,454)

(3,905,456)	(5,724,160)		(735,691)	(66,514)	(944,553)	(125,874)	(5,084,533)	(509,419)

48,801,469	56,999,453		5,808,935,538	2,766,898,733	1,842,462,751	2,147,500,616	10,819,024,804	11,715,102,065

3,593,223	5,079,659		144,953	10,972	85,897	21,921	454,947	72,243
(20,052,181)	(58,906,170)		(4,142,091,449)	(2,731,202,400)	(2,095,615,919)	(2,075,540,945)	(13,119,885,203)	(11,167,584,776)

32,342,511	3,172,942		1,666,989,042	35,707,305	(253,067,271)	71,981,592	(2,300,405,452)	547,589,532

33,338,902	(4,612,703)		1,666,988,901	35,707,305	(253,004,955)	71,981,592	(2,300,405,452)	547,567,339

73,016,490	77,629,193		568,887,430	533,180,125	657,057,409	585,075,817	3,872,878,470	3,325,311,131

$106,355,392	$73,016,490		$2,235,876,331	$568,887,430	$404,052,454	$657,057,409	$1,572,473,018	$3,872,878,470

$(9,387)	$(9,387)		$(141)	$—	$(8,320)	$(3,134)	$(23,963)	$(23,963)

Statements of Changes in Net Assets

Institutional Prime Money Market Fund
Period Ended August 31, 2016 (1)
Change in net assets resulting from:

Operations:
Net investment income	$384,445
Net realized gain on investments	1,744

Change in net assets resulting from operations	386,189

Distributions to shareholders:
Distributions to shareholders from net investment income:
Investor class of shares	(24)
Premier class of shares	(384,421)
Distributions to shareholders from net realized gain on investments:
Premier class of shares	(1,744)

Change in net assets resulting from distributions to shareholders	(386,189)

Capital stock transactions:
Proceeds from sale of shares	748,116,962
Net asset value of shares issued to shareholders in payment of distributions declared	68
Cost of shares redeemed	(331,906,646)

Change in net assets resulting from capital stock transactions	416,210,384

Change in net assets	416,210,384

Net assets:
Beginning of period	—

End of period	$416,210,384

Undistributed net investment income included in net assets at end of period	$—

(1)	Reflects operations for the period from June 3, 2016 (inception date) to August 31, 2016.

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Investor Class of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return (1)(4)	Ratios to Average Net Assets (5)			Net assets, end of period (000 omitted)	Portfolio turnover rate (4)
										Gross Expenses	Net Expenses (2)	Net investment income (loss) (2)
Large-Cap Value Fund
2016	$15.23	$0.22	$0.52	$0.74	$(0.22)	$(1.61)	$(1.83)	$14.14	5.31%	1.10%	1.07%	1.56%	$170,275	60%
2015	17.04	0.13	(0.22)	(0.09)	(0.10)	(1.62)	(1.72)	15.23	(0.70)	1.22	1.21	0.80	156,840	72
2014	14.54	0.11	3.57	3.68	(0.12)	(1.06)	(1.18)	17.04	26.47	1.23	1.23	0.70	131,012	68
2013(3)	12.21	0.13	2.37	2.50	(0.17)	—	(0.17)	14.54	20.65	1.27	1.24	1.00	111,769	71
2012(3)	10.62	0.12	1.57	1.69	(0.10)	—	(0.10)	12.21	16.04	1.30	1.24	1.10	76,786	127
Large-Cap Growth Fund
2016	16.26	0.03	1.44	1.47	(0.02)	(2.37)	(2.39)	15.34	9.68	1.13	1.07	0.23	163,712	70
2015	17.94	(0.01)	0.93	0.92	(0.01)	(2.59)	(2.60)	16.26	5.58	1.23	1.21	0.03	161,918	94
2014	15.08	0.01	4.34	4.35	(0.04)	(1.45)	(1.49)	17.94	30.33	1.24	1.24	0.03	97,738	67
2013(3)	14.16	0.06	1.93	1.99	(0.03)	(1.04)	(1.07)	15.08	15.07	1.25	1.24	0.37	92,037	100
2012(3)	11.97	0.01	2.18	2.19	—	—	—	14.16	18.30	1.29	1.24	0.11	103,385	185
Mid-Cap Value Fund
2016	15.02	0.11	0.86	0.97	(0.12)	(1.47)	(1.59)	14.40	7.27	1.23	1.23	0.82	144,236	24
2015	17.66	0.03	(0.59)	(0.56)	(0.02)	(2.06)	(2.08)	15.02	(3.55)	1.22	1.22	0.19	178,631	27
2014	16.24	0.04	3.64	3.68	(0.06)	(2.20)	(2.26)	17.66	24.65	1.20	1.20	0.23	189,016	30
2013(3)	13.24	0.08	3.62	3.70	(0.08)	(0.62)	(0.70)	16.24	29.23	1.22	1.22	0.51	191,459	48
2012(3)	11.93	0.09	1.27	1.36	(0.05)	—	(0.05)	13.24	11.47	1.25	1.23	0.69	132,283	31
Mid-Cap Growth Fund
2016	20.02	0.00	(0.88)	(0.88)	—	(2.88)	(2.88)	16.26	(4.23)	1.29	1.24	0.06	86,841	59
2015	23.93	(0.11)	(0.57)	(0.68)	—	(3.23)	(3.23)	20.02	(2.89)	1.25	1.24	(0.52)	125,019	53
2014	22.94	(0.14)	4.19	4.05	—	(3.06)	(3.06)	23.93	19.16	1.22	1.22	(0.61)	121,928	57
2013(3)	20.11	(0.11)	4.21	4.10	—	(1.27)	(1.27)	22.94	21.40	1.22	1.22	(0.49)	107,410	58
2012(3)	17.78	(0.10)	2.43	2.33	—	—	—	20.11	13.10	1.25	1.24	(0.52)	95,884	69
Small-Cap Growth Fund
2016	18.11	(0.15)	(0.61)	(0.76)	—	(1.24)	(1.24)	16.11	(3.94)	1.43	1.43	(0.45)	156,104	63
2015	22.31	(0.14)	(0.27)	(0.41)	—	(3.79)	(3.79)	18.11	(1.56)	1.40	1.40	(0.61)	307,052	59
2014	22.21	(0.08)	3.12	3.04	—	(2.94)	(2.94)	22.31	14.44	1.40	1.40	(0.36)	431,093	82
2013(3)	18.12	(0.17)	5.59	5.42	—	(1.33)	(1.33)	22.21	31.90	1.41	1.41	(0.87)	412,282	76
2012(3)	17.49	(0.15)	1.89	1.74	—	(1.11)	(1.11)	18.12	10.19	1.46	1.44	(0.83)	331,307	85
Pyrford International Stock Fund
2016(3)	11.74	0.24	0.44	0.68	(0.24)	—	(0.24)	12.18	5.96	1.31	1.24	2.20	99,916	12
2015(3)	13.11	0.23	(1.52)	(1.29)	(0.08)	—	(0.08)	11.74	(9.86)	1.28	1.24	2.02	91,700	9
2014(3)	12.07	0.36	1.27	1.63	(0.56)	(0.03)	(0.59)	13.11	13.69	1.27	1.24	3.12	81,352	6
2013(3)	10.76	0.24	1.35	1.59	(0.23)	(0.05)	(0.28)	12.07	14.98	1.34	1.24	2.23	51,265	15
2012(3)(6)	10.00	0.23	0.53	0.76	—	—	—	10.76	7.60	1.39	1.24	3.55	39,938	13
Ultra Short Tax-Free Fund
2016	10.08	0.04	0.01	0.05	(0.04)	(0.01)	(0.05)	10.08	0.50	0.64	0.55	0.40	53,313	56
2015	10.09	0.04	(0.01)	0.03	(0.04)	—	(0.04)	10.08	0.25	0.60	0.55	0.34	64,333	57
2014	10.04	0.06	0.05	0.11	(0.06)	(0.00)	(0.06)	10.09	1.10	0.59	0.55	0.57	67,617	86
2013	10.09	0.07	(0.04)	0.03	(0.08)	(0.00)	(0.08)	10.04	0.26	0.57	0.55	0.72	99,168	71
2012(3)	10.06	0.11	0.03	0.14	(0.11)	(0.00)	(0.11)	10.09	1.41	0.62	0.55	1.06	107,582	128
Short Tax-Free Fund
2016	10.20	0.11	0.06	0.17	(0.11)	(0.02)	(0.13)	10.24	1.69	0.77	0.55	1.06	15,561	39
2015	10.20	0.12	(0.00)	0.12	(0.12)	—	(0.12)	10.20	1.21	0.83	0.55	1.18	24,689	50
2014	9.95	0.13	0.25	0.38	(0.13)	—	(0.13)	10.20	3.86	0.87	0.55	1.30	25,442	69
2013(3)(7)	10.00	0.08	(0.05)	0.03	(0.08)	—	(0.08)	9.95	0.34	1.06	0.55	1.17	15,240	74

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Investor Class of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return (1)(4)	Ratios to Average Net Assets (5)			Net assets, end of period (000 omitted)	Portfolio turnover rate (4)
										Gross Expenses	Net Expenses (2)	Net investment income (loss) (2)
Short-Term Income Fund
2016	$9.33	$0.08	$0.09	$0.17	$(0.10)	$—	$(0.10)	$9.40	1.87%	0.70%	0.60%	0.91%	$58,955	64%
2015	9.40	0.09	(0.05)	0.04	(0.11)	—	(0.11)	9.33	0.43	0.69	0.60	1.02	67,376	29
2014	9.37	0.10	0.04	0.14	(0.11)	—	(0.11)	9.40	1.55	0.68	0.60	1.11	77,006	43
2013(3)	9.47	0.14	(0.09)	0.05	(0.15)	—	(0.15)	9.37	0.55	0.68	0.60	1.45	111,792	51
2012(3)	9.32	0.18	0.15	0.33	(0.18)	—	(0.18)	9.47	3.62	0.72	0.60	1.89	90,098	63
Intermediate Tax-Free Fund
2016	11.26	0.25	0.37	0.62	(0.25)	(0.02)	(0.27)	11.61	5.56	0.57	0.55	2.19	1,241,387	42
2015	11.25	0.26	0.01	0.27	(0.26)	—	(0.26)	11.26	2.36	0.57	0.55	2.23	1,250,815	26
2014	10.66	0.28	0.59	0.87	(0.28)	(0.00)	(0.28)	11.25	8.29	0.61	0.55	2.58	1,003,132	35
2013(3)	11.30	0.28	(0.57)	(0.29)	(0.28)	(0.07)	(0.35)	10.66	(2.67)	0.61	0.55	2.51	844,129	39
2012(3)	10.75	0.34	0.55	0.89	(0.33)	(0.01)	(0.34)	11.30	8.41	0.70	0.55	3.02	730,555	53
Mortgage Income Fund
2016	9.31	0.21	0.17	0.38	(0.26)	—	(0.26)	9.43	4.17	0.86	0.80	2.28	85,655	13
2015	9.36	0.22	—	0.22	(0.27)	—	(0.27)	9.31	2.34	0.93	0.80	2.36	94,380	44
2014	9.17	0.20	0.24	0.44	(0.25)	—	(0.25)	9.36	4.87	0.92	0.80	2.21	105,888	129
2013(3)	9.77	0.11	(0.38)	(0.27)	(0.22)	(0.11)	(0.33)	9.17	(2.81)	0.88	0.80	1.33	138,914	307
2012(3)	10.04	0.18	0.22	0.40	(0.27)	(0.40)	(0.67)	9.77	4.23	0.93	0.80	1.91	177,442	355
TCH Corporate Income Fund
2016	12.33	0.45	0.89	1.34	(0.45)	(0.05)	(0.50)	13.17	11.23	0.72	0.59	3.65	82,643	62
2015	13.09	0.36	(0.71)	(0.35)	(0.36)	(0.05)	(0.41)	12.33	(2.73)	0.70	0.59	2.83	137,987	26
2014	12.39	0.44	0.91	1.35	(0.44)	(0.21)	(0.65)	13.09	11.20	0.74	0.59	3.32	78,347	25
2013(3)	13.05	0.41	(0.34)	0.07	(0.43)	(0.30)	(0.73)	12.39	0.40	0.75	0.65	3.20	35,860	123
2012(3)	12.36	0.47	0.83	1.30	(0.49)	(0.12)	(0.61)	13.05	10.82	0.80	0.79	3.55	47,507	79
TCH Core Plus Bond Fund
2016	11.42	0.34	0.48	0.82	(0.35)	(0.00)	(0.35)	11.89	7.36	0.59	0.59	3.00	508,030	39
2015	11.95	0.32	(0.47)	(0.15)	(0.32)	(0.06)	(0.38)	11.42	(1.28)	0.58	0.58	2.69	602,588	25
2014	11.32	0.31	0.66	0.97	(0.32)	(0.02)	(0.34)	11.95	8.68	0.62	0.59	2.66	517,753	44
2013(3)	11.90	0.30	(0.30)	0.00	(0.30)	(0.28)	(0.58)	11.32	(0.18)	0.68	0.61	2.26	463,851	101
2012(3)	11.41	0.40	0.61	1.01	(0.44)	(0.08)	(0.52)	11.90	9.23	0.77	0.77	3.43	94,648	84
Government Money Market Fund
2016	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.01	0.53	0.29	0.01	268,417	—
2015	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.01	0.53	0.08	0.01	101,593	—
2014	1.00	0.00	—	0.00	(0.00)	—	(0.00)	1.00	0.01	0.54	0.07	0.01	105,267	—
2013	1.00	0.00	—	0.00	(0.00)	(0.00)	(0.00)	1.00	0.01	0.55	0.13	0.01	133,255	—
2012	1.00	0.00	0.00	0.00	(0.00)	—	(0.00)	1.00	0.01	0.56	0.16	0.01	101,548	—
Tax-Free Money Market Fund
2016	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.06	0.53	0.26	0.03	90,098	—
2015	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.02	0.53	0.16	0.01	142,052	—
2014	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.02	0.53	0.20	0.01	131,175	—
2013	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.02	0.53	0.30	0.01	121,613	—
2012	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.04	0.54	0.43	0.03	160,882	—
Prime Money Market Fund
2016	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.03	0.45	0.38	0.03	903,864	—
2015	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.01	0.45	0.19	0.01	1,296,633	—
2014	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.01	0.45	0.18	0.01	1,356,875	—
2013	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.01	0.46	0.27	0.01	1,423,007	—
2012	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.01	0.46	0.38	0.01	1,288,067	—
Institutional Prime Money Market Fund
2016(8)	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.03	0.54	0.45	0.14	992	—

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Investor Class of Shares (For a share outstanding throughout each period)

(1)	Based on net asset value as of end of period date.
(2)	The contractual and voluntary expense waivers pursuant to Note 6 of the financial statements are reflected in both the net expense and net investment income (loss) ratios.
(3)	Redemption fees consisted of per share amounts less than $0.01. Effective February 8, 2012, the Ultra Short Tax-Free Fund discontinued it’s redemption fee policy and effective June 14, 2013, the remaining domestic Funds discontinued their redemption fee policy.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Reflects operations for the period from December 29, 2011 (inception date) to August 31, 2012.
(7)	Reflects operations for the period from November 29, 2012 (inception date) to August 31, 2013.
(8)	Reflects operations for the period from June 3, 2016 (inception date) to August 31, 2016.

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Advisor Class of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return (1)(4)	Ratios to Average Net Assets (5)			Net assets, end of period (000 omitted)	Portfolio turnover rate (4)
										Gross Expenses	Net Expenses (2)	Net investment income (loss) (2)
Low Volatility Equity Fund
2016	$12.81	$0.16	$1.35	$1.51	$(0.17)	$(0.36)	$(0.53)	$13.79	12.13%	1.05%	0.90%	1.40%	$15,064	40%
2015	13.20	0.14	0.55	0.69	(0.18)	(0.90)	(1.08)	12.81	5.22	1.12	0.90	1.12	1,162	47
2014(6)	12.74	0.04	0.47	0.51	(0.05)	—	(0.05)	13.20	4.03	1.02	0.90	1.17	26	47
Dividend Income Fund
2016	12.59	0.30	1.11	1.41	(0.30)	(0.76)	(1.06)	12.94	11.89	1.08	0.90	2.44	78,531	51
2015	14.29	0.31	(0.76)	(0.45)	(0.33)	(0.92)	(1.25)	12.59	(3.63)	1.05	0.90	2.16	74,254	46
2014(6)	13.57	0.08	0.71	0.79	(0.07)	—	(0.07)	14.29	5.84	1.08	0.90	2.09	26	45
Large-Cap Value Fund
2016	15.23	0.21	0.53	0.74	(0.22)	(1.61)	(1.83)	14.14	5.31	1.10	1.07	1.61	37	60
2015	17.04	0.13	(0.22)	(0.09)	(0.10)	(1.62)	(1.72)	15.23	(0.70)	1.22	1.21	0.80	28	72
2014(6)	16.23	0.04	0.82	0.86	(0.05)	—	(0.05)	17.04	5.32	1.23	1.23	0.83	27	68
Large-Cap Growth Fund
2016	16.26	0.02	1.45	1.47	(0.02)	(2.37)	(2.39)	15.34	9.68	1.13	1.07	0.29	405	70
2015	17.94	0.00	0.92	0.92	(0.01)	(2.59)	(2.60)	16.26	5.58	1.23	1.21	0.03	37	94
2014(6)	16.81	0.01	1.12	1.13	—	—	—	17.94	6.72	1.24	1.24	0.17	26	67
Mid-Cap Value Fund
2016	15.02	0.11	0.86	0.97	(0.12)	(1.47)	(1.59)	14.40	7.27	1.23	1.23	0.90	39	24
2015	17.66	0.03	(0.59)	(0.56)	(0.02)	(2.06)	(2.08)	15.02	(3.55)	1.22	1.22	0.19	26	27
2014(6)	16.61	0.01	1.04	1.05	—	—	—	17.66	6.32	1.20	1.20	0.31	27	30
Mid-Cap Growth Fund
2016	20.02	0.03	(0.91)	(0.88)	—	(2.88)	(2.88)	16.26	(4.23)	1.29	1.24	0.09	31	59
2015	23.93	(0.11)	(0.57)	(0.68)	—	(3.23)	(3.23)	20.02	(2.89)	1.25	1.24	(0.52)	28	53
2014(6)	22.89	(0.04)	1.08	1.04	—	—	—	23.93	4.54	1.24	1.24	(0.63)	26	57
Small-Cap Value Fund
2016	12.72	0.03	0.98	1.01	—	(0.52)	(0.52)	13.21	8.23	1.39	1.24	0.17	42,615	39
2015	14.40	(0.02)	(0.85)	(0.87)	—	(0.81)	(0.81)	12.72	(6.18)	1.46	1.24	(0.46)	72,822	53
2014(6)	13.99	(0.01)	0.42	0.41	—	—	—	14.40	2.93	1.46	1.24	(0.14)	26	43
Small-Cap Core Fund
2016	10.41	0.02	1.22	1.24	—	(0.08)	(0.08)	11.57	11.97	2.54	1.15	0.19	647	70
2015	10.38	(0.01)	0.04	0.03	—	—	—	10.41	0.29	5.02	1.15	(0.28)	629	64
2014(6)	10.08	(0.01)	0.31	0.30	—	—	—	10.38	2.98	4.82	1.15	(0.30)	26	43
Global Low Volatility Equity Fund
2016(3)	11.31	0.11	1.25	1.36	(0.06)	(0.00)	(0.06)	12.61	12.11	1.63	1.10	2.04	266	36
2015(3)	11.47	0.14	(0.17)	(0.03)	(0.08)	(0.05)	(0.13)	11.31	(0.28)	5.76	1.10	2.38	142	31
2014(3)(6)	11.12	0.05	0.30	0.35	—	—	—	11.47	3.15	11.55	1.10	1.53	26	29
Disciplined International Equity Fund
2016(3)(8)	10.00	0.23	(0.67)	(0.44)	—	—	—	9.56	(4.40)	1.45	1.15	2.53	125	64
Pyrford International Stock Fund
2016(3)	11.74	0.33	0.35	0.68	(0.24)	—	(0.24)	12.18	5.96	1.31	1.24	0.92	88	12
2015(3)	13.11	0.05	(1.34)	(1.29)	(0.08)	—	(0.08)	11.74	(9.86)	1.28	1.24	2.79	817	9
2014(3)(6)	13.13	0.07	(0.09)	(0.02)	—	—	—	13.11	(0.15)	1.28	1.24	1.95	25	6
LGM Emerging Markets Equity Fund
2016(3)	12.12	0.16	1.86	2.02	(0.10)	—	(0.10)	14.04	16.88	1.64	1.40	0.92	51,879	24
2015(3)	14.30	0.08	(2.09)	(2.01)	(0.17)	—	(0.17)	12.12	(14.18)	1.59	1.40	2.01	63,966	25
2014(3)(6)	13.69	0.08	0.53	0.61	—	—	—	14.30	4.46	1.66	1.40	2.05	26	38
TCH Emerging Markets Bond Fund
2016(3)	9.89	0.45	0.38	0.83	(0.47)	(0.09)	(0.56)	10.16	9.20	2.84	1.00	4.76	4,168	44
2015(3)	11.14	0.34	(0.79)	(0.45)	(0.48)	(0.32)	(0.80)	9.89	(4.11)	3.21	1.00	4.94	3,882	60
2014(3)(6)	10.80	0.12	0.22	0.34	—	—	—	11.14	3.15	2.42	1.00	4.26	26	72

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Advisor Class of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return (1)(4)		Ratios to Average Net Assets (5)						Net assets, end of period (000 omitted)	Portfolio turnover rate (4)
											Gross Expenses		Net Expenses (2)		Net investment income (loss) (2)
Alternative Strategies Fund
2016(3)	$10.40	$(0.23)	$0.23	$0.00	$—	$(0.10)	$(0.10)	$10.30	(0.02	) %	3.88	%(9)	3.07	%(9)	(1.11	) %	$286	279%
2015(3)(7)	10.00	(0.06)	0.46	0.40	—	—	—	10.40	4.00		4.94	(10)	2.72	(10)	(1.07)		1,011	119
Global Long/Short Equity Fund
2016(3)(8)	10.00	0.03	0.65	0.68	—	—	—	10.68	6.80		9.46	(11)	2.36	(11)	0.46		510	45
Ultra Short Tax-Free Fund
2016	10.08	0.04	0.01	0.05	(0.04)	(0.01)	(0.05)	10.08	0.50		0.64		0.55		0.39		25	56
2015	10.09	0.04	(0.01)	0.03	(0.04)	—	(0.04)	10.08	0.25		0.60		0.55		0.34		25	57
2014(6)	10.09	0.01	0.00	0.01	(0.01)	—	(0.01)	10.09	0.13		0.59		0.55		0.50		25	86
Short Tax-Free Fund
2016	10.20	0.11	0.06	0.17	(0.11)	(0.02)	(0.13)	10.24	1.69		0.77		0.55		1.04		1,151	39
2015	10.20	0.12	(0.00)	0.12	(0.12)	—	(0.12)	10.20	1.21		0.83		0.55		1.15		453	50
2014(6)	10.17	0.03	0.03	0.06	(0.03)	—	(0.03)	10.20	0.64		0.83		0.55		1.29		25	69
Short-Term Income Fund
2016	9.33	0.10	0.07	0.17	(0.10)	—	(0.10)	9.40	1.87		0.70		0.60		0.98		157	64
2015	9.40	0.09	(0.05)	0.04	(0.11)	—	(0.11)	9.33	0.43		0.69		0.60		1.02		25	29
2014(6)	9.42	0.02	(0.01)	0.01	(0.03)	—	(0.03)	9.40	0.10		0.71		0.60		1.10		25	43
Intermediate Tax-Free Fund
2016	11.26	0.25	0.37	0.62	(0.25)	(0.02)	(0.27)	11.61	5.56		0.57		0.55		2.18		1,693	42
2015	11.25	0.26	0.01	0.27	(0.26)	—	(0.26)	11.26	2.36		0.57		0.55		2.24		2,095	26
2014(6)	11.16	0.07	0.09	0.16	(0.07)	—	(0.07)	11.25	1.46		0.60		0.55		2.41		2,044	35
Mortgage Income Fund
2016	9.31	0.22	0.16	0.38	(0.26)	—	(0.26)	9.43	4.17		0.86		0.80		2.27		32	13
2015	9.36	0.22	0.00	0.22	(0.27)	—	(0.27)	9.31	2.34		0.93		0.80		2.36		26	44
2014(6)	9.35	0.03	0.05	0.08	(0.07)	—	(0.07)	9.36	0.86		0.94		0.80		2.38		25	129
TCH Intermediate Income Fund
2016	10.35	0.24	0.37	0.61	(0.25)	—	(0.25)	10.71	5.95		0.86		0.80		2.30		23,912	50
2015	10.65	0.20	(0.29)	(0.09)	(0.21)	—	(0.21)	10.35	(0.89)		0.90		0.80		2.01		27,579	58
2014(6)	10.61	0.05	0.04	0.09	(0.05)	—	(0.05)	10.65	0.88		0.90		0.80		1.90		25	118
TCH Corporate Income Fund
2016	12.33	0.45	0.89	1.34	(0.45)	(0.05)	(0.50)	13.17	11.23		0.72		0.59		3.77		66	62
2015	13.09	0.36	(0.71)	(0.35)	(0.36)	(0.05)	(0.41)	12.33	(2.73)		0.70		0.59		2.83		25	26
2014(6)	12.93	0.09	0.17	0.26	(0.10)	—	(0.10)	13.09	2.02		0.72		0.59		2.92		25	25
TCH Core Plus Bond Fund
2016	11.42	0.34	0.48	0.82	(0.35)	(0.00)	(0.35)	11.89	7.36		0.59		0.59		2.99		1,434	39
2015	11.95	0.32	(0.47)	(0.15)	(0.32)	(0.06)	(0.38)	11.42	(1.28)		0.58		0.58		2.71		312	25
2014(6)	11.82	0.08	0.14	0.22	(0.09)	—	(0.09)	11.95	1.85		0.60		0.59		2.74		25	44
Monegy High Yield Bond Fund
2016	9.41	0.48	0.08	0.56	(0.48)	—	(0.48)	9.49	6.22		1.21		0.90		5.15		72,010	51
2015	10.44	0.51	(0.79)	(0.28)	(0.51)	(0.24)	(0.75)	9.41	(2.70)		1.21		0.90		5.13		42,843	46
2014(6)	10.52	0.14	(0.08)	0.06	(0.14)	—	(0.14)	10.44	0.58		1.17		0.90		5.09		25	42

(1)	Based on net asset value as of end of period date.
(2)	The contractual and voluntary expense waivers pursuant to Note 6 of the financial statements are reflected in both the net expense and net investment income (loss) ratios.
(3)	Redemption fees consisted of per share amounts less than $0.01.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Reflects operations for the period from May 27, 2014 (inception date) to August 31, 2014.
(7)	Reflects operations for the period from December 16, 2014 (inception date) to August 31, 2015.
(8)	Reflects operations for the period from September 17, 2015 (inception date) to August 31, 2016.
(9)	Percentages shown include interest expense and dividends on securities sold short. Gross and net expense ratios excluding interest expense and dividends on securities sold short are 3.01% and 2.20%, respectively.
(10)	Percentages shown include interest expense and dividends on securities sold short. Gross and net expense ratios excluding interest expense and dividends on securities sold short are 4.42% and 2.20%, respectively.
(11)	Percentages shown include interest expense and dividends on securities sold short. Gross and net expense ratios excluding interest expense and dividends on securities sold short are 8.70% and 1.60%, respectively.

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Institutional Class of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return (1)(4)	Ratios to Average Net Assets (5)			Net assets, end of period (000 omitted)	Portfolio turnover rate (4)
										Gross Expenses	Net Expenses (2)	Net investment income (loss) (2)
Low Volatility Equity Fund
2016	$12.84	$0.20	$1.35	$1.55	$(0.19)	$(0.36)	$(0.55)	$13.84	12.47%	0.80%	0.65%	1.62%	$135,413	40%
2015	13.22	0.20	0.53	0.73	(0.21)	(0.90)	(1.11)	12.84	5.56	0.87	0.65	1.52	76,792	47
2014	11.28	0.18	2.05	2.23	(0.18)	(0.11)	(0.29)	13.22	19.97	0.89	0.65	1.49	57,421	47
2013(3)(7)	10.00	0.10	1.25	1.35	(0.07)	—	(0.07)	11.28	13.47	1.28	0.65	1.79	41,009	101
Dividend Income Fund
2016	12.62	0.35	1.08	1.43	(0.33)	(0.76)	(1.09)	12.96	12.07	0.83	0.65	2.68	38,719	51
2015	14.32	0.35	(0.77)	(0.42)	(0.36)	(0.92)	(1.28)	12.62	(3.38)	0.80	0.65	2.50	45,554	46
2014	12.27	0.32	2.51	2.83	(0.31)	(0.47)	(0.78)	14.32	23.87	0.80	0.65	2.43	55,387	45
2013(3)	10.80	0.33	1.46	1.79	(0.32)	—	(0.32)	12.27	16.78	0.81	0.65	2.79	50,393	25
2012(3)(6)	10.00	0.19	0.76	0.95	(0.15)	—	(0.15)	10.80	9.50	0.90	0.65	2.76	46,959	18
Large-Cap Value Fund
2016	15.26	0.24	0.53	0.77	(0.26)	(1.61)	(1.87)	14.16	5.57	0.85	0.82	1.83	136,813	60
2015	17.06	0.18	(0.23)	(0.05)	(0.13)	(1.62)	(1.75)	15.26	(0.45)	0.97	0.96	1.04	94,439	72
2014	14.56	0.16	3.56	3.72	(0.16)	(1.06)	(1.22)	17.06	26.74	0.98	0.98	0.95	119,263	68
2013(3)	12.24	0.17	2.37	2.54	(0.22)	—	(0.22)	14.56	20.95	1.02	0.99	1.24	101,834	71
2012(3)	10.65	0.16	1.56	1.72	(0.13)	—	(0.13)	12.24	16.32	1.05	0.99	1.36	72,633	127
Large-Cap Growth Fund
2016	16.39	0.07	1.44	1.51	(0.06)	(2.37)	(2.43)	15.47	9.88	0.88	0.82	0.50	95,438	70
2015	18.06	0.07	0.90	0.97	(0.04)	(2.60)	(2.64)	16.39	5.85	0.98	0.96	0.29	72,958	94
2014	15.18	0.06	4.36	4.42	(0.09)	(1.45)	(1.54)	18.06	30.63	0.99	0.99	0.28	130,948	67
2013(3)	14.24	0.08	1.96	2.04	(0.06)	(1.04)	(1.10)	15.18	15.46	1.00	0.99	0.58	122,689	100
2012(3)	12.02	0.05	2.17	2.22	—	—	—	14.24	18.47	1.04	0.99	0.35	89,138	185
Mid-Cap Value Fund
2016	15.01	0.16	0.85	1.01	(0.17)	(1.47)	(1.64)	14.38	7.55	0.98	0.98	1.09	75,608	24
2015	17.63	0.08	(0.60)	(0.52)	(0.04)	(2.06)	(2.10)	15.01	(3.29)	0.97	0.97	0.43	99,160	27
2014	16.23	0.08	3.64	3.72	(0.12)	(2.20)	(2.32)	17.63	24.96	0.95	0.95	0.49	145,606	30
2013(3)	13.23	0.12	3.61	3.73	(0.11)	(0.62)	(0.73)	16.23	29.58	0.97	0.97	0.77	122,818	48
2012(3)	11.93	0.12	1.27	1.39	(0.09)	—	(0.09)	13.23	11.71	1.00	0.98	0.94	103,596	31
Mid-Cap Growth Fund
2016	20.51	0.04	(0.91)	(0.87)	—	(2.88)	(2.88)	16.76	(4.06)	1.04	0.99	0.33	39,569	59
2015	24.37	(0.08)	(0.55)	(0.63)	—	(3.23)	(3.23)	20.51	(2.61)	1.00	0.99	(0.26)	82,768	53
2014	23.26	(0.09)	4.26	4.17	—	(3.06)	(3.06)	24.37	19.43	0.97	0.97	(0.36)	144,807	57
2013(3)	20.32	(0.05)	4.26	4.21	—	(1.27)	(1.27)	23.26	21.74	0.97	0.97	(0.24)	142,302	58
2012(3)	17.93	(0.06)	2.45	2.39	—	—	—	20.32	13.33	1.00	0.99	(0.27)	131,501	69
Small-Cap Value Fund
2016	12.84	0.05	1.00	1.05	—	(0.52)	(0.52)	13.37	8.47	1.14	0.99	0.40	25,522	39
2015	14.50	(0.01)	(0.84)	(0.85)	—	(0.81)	(0.81)	12.84	(5.99)	1.21	0.99	(0.14)	19,186	53
2014	13.62	0.01	2.25	2.26	—	(1.38)	(1.38)	14.50	17.68	1.15	0.99	0.04	16,369	43
2013(3)	10.51	0.09	3.35	3.44	(0.09)	(0.24)	(0.33)	13.62	33.49	1.26	0.99	0.48	13,404	74
2012(3)	9.26	0.03	1.22	1.25	—	—	—	10.51	13.50	1.50	0.99	0.34	4,135	58
Small-Cap Core Fund
2016	10.45	0.03	1.25	1.28	(0.01)	(0.08)	(0.09)	11.64	12.37	2.29	0.90	0.44	10,780	70
2015	10.40	0.02	0.03	0.05	—	—	—	10.45	0.48	4.77	0.90	0.17	3,632	64
2014(10)	10.00	0.00	0.40	0.40	—	—	—	10.40	4.00	6.75	0.90	(0.03)	3,030	43
Small-Cap Growth Fund
2016	18.60	(0.10)	(0.64)	(0.74)	—	(1.24)	(1.24)	16.62	(3.72)	1.18	1.18	(0.21)	179,726	63
2015	22.75	(0.07)	(0.29)	(0.36)	—	(3.79)	(3.79)	18.60	(1.27)	1.15	1.15	(0.35)	339,016	59
2014	22.55	(0.02)	3.16	3.14	—	(2.94)	(2.94)	22.75	14.69	1.15	1.15	(0.09)	363,988	82
2013(3)	18.33	(0.12)	5.67	5.55	—	(1.33)	(1.33)	22.55	32.26	1.16	1.16	(0.62)	297,065	76
2012(3)	17.65	(0.09)	1.88	1.79	—	(1.11)	(1.11)	18.33	10.39	1.21	1.19	(0.59)	224,964	85

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Institutional Class of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return (1)(4)	Ratios to Average Net Assets (5)					Net assets, end of period (000 omitted)	Portfolio turnover rate (4)
										Gross Expenses		Net Expenses (2)		Net investment income (loss) (2)
Global Low Volatility Equity Fund
2016(3)	$11.34	$0.07	$1.33	$1.40	$(0.09)	$(0.00)	$(0.09)	$12.65	12.44%	1.38%		0.85%		2.26%	$38,909	36%
2015(3)	11.50	0.25	(0.26)	(0.01)	(0.10)	(0.05)	(0.15)	11.34	(0.08)	5.51		0.85		2.16	4,144	31
2014(3)(9)	10.00	0.07	1.43	1.50	—	—	—	11.50	15.00	13.27		0.85		1.76	3,947	29
Discipline International Equity Fund
2016(3)(12)	10.00	0.23	(0.65)	(0.42)	—	—	—	9.58	(4.20)	1.20		0.90		2.51	67,434	64
Pyrford International Stock Fund
2016(3)	11.78	0.35	0.36	0.71	(0.27)	—	(0.27)	12.22	6.21	1.06		0.99		2.44	485,787	12
2015(3)	13.14	0.22	(1.48)	(1.26)	(0.10)	—	(0.10)	11.78	(9.63)	1.03		0.99		2.52	626,232	9
2014(3)	12.10	0.39	1.27	1.66	(0.59)	(0.03)	(0.62)	13.14	14.00	1.02		0.99		3.32	272,486	6
2013(3)	10.78	0.22	1.40	1.62	(0.25)	(0.05)	(0.30)	12.10	15.29	1.09		0.99		2.63	159,985	15
2012(3)(6)	10.00	0.24	0.54	0.78	—	—	—	10.78	7.80	1.14		0.99		3.83	77,791	13
LGM Emerging Markets Equity Fund
2016(3)	12.16	0.15	1.90	2.05	(0.13)	—	(0.13)	14.08	17.12	1.39		1.15		1.07	78,851	24
2015(3)	14.33	0.16	(2.13)	(1.97)	(0.20)	—	(0.20)	12.16	(13.88)	1.34		1.15		1.15	85,034	25
2014(3)	12.61	0.23	1.71	1.94	(0.22)	—	(0.22)	14.33	15.57	1.30		1.15		1.89	111,807	38
2013(3)	13.69	0.26	(0.34)	(0.08)	(0.20)	(0.80)	(1.00)	12.61	(1.00)	1.40		1.15		2.41	84,760	29
2012(3)	15.86	0.37	(1.17)	(0.80)	(0.45)	(0.92)	(1.37)	13.69	(4.79)	1.70		1.18		2.15	42,949	83
TCH Emerging Markets Bond Fund
2016(3)	9.90	0.47	0.38	0.85	(0.49)	(0.09)	(0.58)	10.17	9.36	2.59		0.85		4.91	4,176	44
2015(3)	11.16	0.51	(0.96)	(0.45)	(0.49)	(0.32)	(0.81)	9.90	(4.04)	2.96		0.85		4.96	3,812	60
2014(3)(9)	10.00	0.44	0.84	1.28	(0.12)	—	(0.12)	11.16	12.89	2.85		0.85		4.52	3,961	72
Alternative Strategies Fund
2016(3)	10.42	(0.05)	0.07	0.02	(0.01)	(0.10)	(0.11)	10.33	0.16	3.63	(13)	2.82	(13)	(0.75)	109,128	279
2015(3)(11)	10.00	(0.08)	0.50	0.42	—	—	—	10.42	4.20	4.69	(14)	2.47	(14)	(1.11)	34,261	119
Global Long/Short Equity Fund
2016(3)(12)	10.00	0.04	0.66	0.70	—	—	—	10.70	7.00	9.21	(15)	2.11	(15)	0.50	3,717	45
Ultra Short Tax-Free Fund
2016	10.08	0.07	0.00	0.07	(0.07)	(0.01)	(0.08)	10.07	0.65	0.39		0.30		0.65	548,641	56
2015	10.09	0.06	(0.01)	0.05	(0.06)	—	(0.06)	10.08	0.50	0.35		0.30		0.59	702,324	57
2014	10.04	0.09	0.05	0.14	(0.09)	(0.00)	(0.09)	10.09	1.35	0.34		0.30		0.82	663,538	86
2013	10.09	0.10	(0.05)	0.05	(0.10)	(0.00)	(0.10)	10.04	0.51	0.32		0.30		0.97	739,246	71
2012(3)	10.06	0.14	0.03	0.17	(0.14)	(0.00)	(0.14)	10.09	1.66	0.37		0.30		1.32	682,788	128
Short Tax-Free Fund
2016	10.20	0.13	0.07	0.20	(0.13)	(0.02)	(0.15)	10.25	1.94	0.52		0.40		1.18	168,592	39
2015	10.21	0.14	(0.01)	0.13	(0.14)	—	(0.14)	10.20	1.26	0.58		0.40		1.32	105,734	50
2014	9.95	0.15	0.26	0.41	(0.15)	—	(0.15)	10.21	4.12	0.62		0.40		1.45	78,050	69
2013(3)(8)	10.00	0.10	(0.05)	(0.05)	0.10	—	(0.10)	9.95	0.45	0.81		0.40		1.33	34,138	74
Short-Term Income Fund
2016	9.35	0.11	0.09	0.20	(0.13)	—	(0.13)	9.42	2.12	0.45		0.35		1.16	234,507	64
2015	9.42	0.12	(0.06)	0.06	(0.13)	—	(0.13)	9.35	0.69	0.44		0.35		1.24	263,894	29
2014	9.39	0.13	0.04	0.17	(0.14)	—	(0.14)	9.42	1.80	0.43		0.35		1.35	142,526	43
2013(3)	9.48	0.16	(0.07)	0.09	(0.18)	—	(0.18)	9.39	0.91	0.43		0.35		1.70	117,378	51
2012(3)	9.32	0.20	0.17	0.37	(0.21)	—	(0.21)	9.48	3.99	0.47		0.35		2.16	101,182	63
Intermediate Tax-Free Fund
2016	11.26	0.28	0.36	0.64	(0.28)	(0.02)	(0.30)	11.60	5.71	0.32		0.32		2.43	601,873	42
2015	11.25	0.28	0.01	0.29	(0.28)	—	(0.28)	11.26	2.60	0.32		0.32		2.46	559,937	26
2014	10.66	0.31	0.59	0.90	(0.31)	(0.00)	(0.31)	11.25	8.50	0.36		0.36		2.77	396,291	35
2013(3)	11.29	0.30	(0.56)	(0.26)	(0.30)	(0.07)	(0.37)	10.66	(2.40)	0.36		0.36		2.70	352,883	39
2012(3)	10.75	0.34	0.55	0.89	(0.34)	(0.01)	(0.35)	11.29	8.41	0.45		0.45		3.10	345,109	55

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Institutional Class of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return (1)(4)	Ratios to Average Net Assets (5)			Net assets, end of period (000 omitted)	Portfolio turnover rate (4)
										Gross Expenses	Net Expenses (2)	Net investment income (loss) (2)
Mortgage Income Fund
2016	$9.31	$0.23	$0.17	$0.40	$(0.29)	$—	$(0.29)	$9.42	4.32%	0.61%	0.55%	2.53%	$21,663	13%
2015	9.35	0.24	0.01	0.25	(0.29)	—	(0.29)	9.31	2.70	0.68	0.55	2.61	22,981	44
2014	9.16	0.23	0.23	0.46	(0.27)	—	(0.27)	9.35	5.13	0.67	0.55	2.45	28,473	129
2013(3)	9.76	0.15	(0.39)	(0.24)	(0.25)	(0.11)	(0.36)	9.16	(2.57)	0.63	0.55	1.57	35,880	307
2012(3)	10.03	0.21	0.22	0.43	(0.30)	(0.40)	(0.70)	9.76	4.49	0.68	0.55	2.16	41,528	355
TCH Intermediate Income Fund
2016	10.34	0.26	0.36	0.62	(0.27)	—	(0.27)	10.69	6.12	0.61	0.55	2.53	57,014	50
2015	10.64	0.21	(0.28)	(0.07)	(0.23)	—	(0.23)	10.34	(0.64)	0.65	0.55	2.03	77,809	58
2014	10.28	0.21	0.36	0.57	(0.21)	—	(0.21)	10.64	5.63	0.65	0.55	2.03	110,824	118
2013(3)	10.51	0.15	(0.23)	(0.08)	(0.15)	—	(0.15)	10.28	(0.74)	0.64	0.55	1.45	95,908	248
2012(3)	10.12	0.20	0.40	0.60	(0.21)	—	(0.21)	10.51	5.99	0.67	0.55	1.99	113,933	190
TCH Corporate Income Fund
2016	12.32	0.46	0.88	1.34	(0.46)	(0.05)	(0.51)	13.15	11.28	0.47	0.47	3.77	129,429	62
2015	13.07	0.38	(0.70)	(0.32)	(0.38)	(0.05)	(0.43)	12.32	(2.53)	0.45	0.45	2.97	162,107	26
2014	12.37	0.45	0.91	1.36	(0.45)	(0.21)	(0.66)	13.07	11.32	0.49	0.49	3.50	121,773	25
2013(3)	13.03	0.44	(0.35)	0.09	(0.45)	(0.30)	(0.75)	12.37	0.54	0.50	0.50	3.36	93,490	123
2012(3)	12.35	0.49	0.83	1.32	(0.52)	(0.12)	(0.64)	13.03	11.02	0.55	0.54	3.88	91,611	79
TCH Core Plus Bond Fund
2016	11.42	0.37	0.48	0.85	(0.38)	(0.00)	(0.38)	11.89	7.63	0.34	0.34	3.25	459,228	39
2015	11.94	0.34	(0.45)	(0.11)	(0.35)	(0.06)	(0.41)	11.42	(0.96)	0.33	0.33	2.94	472,576	25
2014	11.32	0.33	0.65	0.98	(0.34)	(0.02)	(0.36)	11.94	8.82	0.37	0.37	2.89	422,941	44
2013(3)	11.90	0.32	(0.29)	0.03	(0.33)	(0.28)	(0.61)	11.32	0.09	0.43	0.43	2.44	321,051	101
2012(3)	11.41	0.43	0.61	1.04	(0.47)	(0.08)	(0.55)	11.90	9.41	0.52	0.52	3.68	63,697	84
Monegy High Yield Bond Fund
2016	9.41	0.50	0.08	0.58	(0.50)	—	(0.50)	9.49	6.47	0.96	0.65	5.43	34,345	51
2015	10.44	0.54	(0.79)	(0.25)	(0.54)	(0.24)	(0.78)	9.41	(2.46)	0.96	0.65	5.46	30,173	46
2014	10.32	0.58	0.26	0.84	(0.58)	(0.14)	(0.72)	10.44	8.32	0.85	0.65	5.53	37,307	42
2013(3)	10.32	0.59	0.00	0.59	(0.59)	(0.00)	(0.59)	10.32	5.80	0.83	0.65	5.61	49,722	34
2012(3)(6)	10.00	0.37	0.32	0.69	(0.37)	—	(0.37)	10.32	7.00	0.85	0.65	5.54	48,574	16

(1)	Based on net asset value as of end of period date.
(2)	The contractual and voluntary expense waivers pursuant to Note 6 of the financial statements are reflected in both the net expense and net investment income (loss) ratios.
(3)	Redemption fees consisted of per share amounts less than $0.01. Effective February 8, 2012, the Ultra Short Tax-Free Fund discontinued it’s redemption fee policy and effective June 14, 2013, the remaining domestic Funds discontinued their redemption fee policy.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Reflects operations for the period from December 29, 2011 (inception date) to August 31, 2012.
(7)	Reflects operations for the period from September 28, 2012 (inception date) to August 31, 2013.
(8)	Reflects operations for the period from November 29, 2012 (inception date) to August 31, 2013.
(9)	Reflects operations for the period from September 30, 2013 (inception date) to August 31, 2014.
(10)	Reflects operations for the period from December 27, 2013 (inception date) to August 31, 2014.
(11)	Reflects operations for the period from December 16, 2014 (inception date) to August 31, 2015.
(12)	Reflects operations for the period from September 17, 2015 (inception date) to August 31, 2016.
(13)	Percentages shown include interest expense and dividends on securities sold short. Gross and net expense ratios excluding interest expense and dividends on securities sold short are 2.76% and 1.95%, respectively.
(14)	Percentages shown include interest expense and dividends on securities sold short. Gross and net expense ratios excluding interest expense and dividends on securities sold short are 4.17% and 1.95%, respectively.
(15)	Percentages shown include interest expense and dividends on securities sold short. Gross and net expense ratios excluding interest expense and dividends on securities sold short are 8.45% and 1.35%, respectively.

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Premier Class of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return (1)(3)	Ratios to Average Net Assets (4)				Portfolio turnover rate (3)
										Gross Expenses	Net Expenses (2)	Net investment income (loss) (2)	Net assets, end of period (000 omitted)
Government Money Market Fund
2016	$1.00	$0.00	$0.00	$0.00	$(0.00)	$(0.00)	$(0.00)	$1.00	0.11%	0.28%	0.18%	0.12%	$1,967,459	—
2015	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.01	0.28	0.08	0.01	467,294	—
2014	1.00	0.00	—	0.00	(0.00)	—	(0.00)	1.00	0.01	0.29	0.07	0.01	427,913	—
2013	1.00	0.00	—	0.00	(0.00)	(0.00)	(0.00)	1.00	0.01	0.30	0.13	0.01	431,677	—
2012	1.00	0.00	0.00	0.00	(0.00)	—	(0.00)	1.00	0.01	0.31	0.16	0.01	334,571	—
Tax-Free Money Market Fund
2016	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.17	0.28	0.16	0.13	313,954	—
2015	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.02	0.28	0.16	0.01	515,005	—
2014	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.03	0.28	0.19	0.02	453,901	—
2013	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.13	0.28	0.20	0.11	696,785	—
2012	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.27	0.29	0.20	0.25	582,585	—
Prime Money Market Fund
2016	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.22	0.20	0.20	0.21	668,609	—
2015	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.02	0.20	0.18	0.01	2,576,245	—
2014	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.01	0.20	0.18	0.01	1,968,436	—
2013	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.08	0.21	0.20	0.08	2,590,312	—
2012	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.20	0.21	0.20	0.19	1,934,167	—
Institutional Prime Money Market Fund
2016(5)	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.09	0.29	0.20	0.37	415,218	—

(1)	Based on net asset value as of end of period date.
(2)	The contractual and voluntary expense waivers pursuant to Note 6 of the financial statements are reflected in both the net expense and net investment income (loss) ratios.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	Reflects operations for the period from June 3, 2016 (inception date) to August 31, 2016.

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Retirement Class R-3 of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return (1)(4)	Ratios to Average Net Assets (5)				Portfolio turnover rate (4)
										Gross Expenses	Net Expenses (2)	Net investment income (loss) (2)	Net assets, end of period (000 omitted)
Mid-Cap Value Fund
2016	$14.96	$0.07	$0.86	$0.93	$(0.08)	$(1.47)	$(1.55)	$14.34	6.95%	1.48%	1.48%	0.56%	$28	24%
2015	17.62	(0.01)	(0.59)	(0.60)	—	(2.06)	(2.06)	14.96	(3.80)	1.47	1.47	(0.06)	25	27
2014(6)	16.58	0.00	1.04	1.04	—	—	—	17.62	6.27	1.45	1.45	0.07	26	30
Mid-Cap Growth Fund
2016	20.37	(0.01)	(0.93)	(0.94)	—	(2.88)	(2.88)	16.55	(4.48)	1.54	1.49	(0.16)	24	59
2015	24.34	(0.16)	(0.58)	(0.74)	—	(3.23)	(3.23)	20.37	(3.11)	1.50	1.49	(0.77)	25	53
2014(6)	23.30	(0.06)	1.10	1.04	—	—	—	24.34	4.46	1.49	1.49	(0.89)	26	57
Small-Cap Value Fund
2016	12.76	0.00	0.97	0.97	—	(0.52)	(0.52)	13.21	7.88	1.64	1.49	(0.07)	84	39
2015	14.48	(0.08)	(0.83)	(0.91)	—	(0.81)	(0.81)	12.76	(6.43)	1.71	1.49	(0.62)	24	53
2014(6)	14.07	(0.01)	0.42	0.41	—	—	—	14.48	2.91	1.71	1.49	(0.39)	26	43
Pyrford International Stock Fund
2016(3)	11.74	0.23	0.42	0.65	(0.21)	—	(0.21)	12.18	5.63	1.56	1.49	1.98	24	12
2015(3)	13.12	0.22	(1.54)	(1.32)	(0.06)	—	(0.06)	11.74	(10.06)	1.53	1.49	1.71	22	9
2014(3)(6)	13.15	0.06	(0.09)	(0.03)	—	—	—	13.12	(0.23)	1.53	1.49	1.70	25	6

(1)	Based on net asset value as of end of period date.
(2)	The contractual and voluntary expense waivers pursuant to Note 6 of the financial statements are reflected in both the net expense and net investment income (loss) ratios.
(3)	Redemption fees consisted of per share amounts less than $0.01.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Reflects operations for the period from May 27, 2014 (inception date) to August 31, 2014.

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Retirement Class R-6 of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return (1)(4)	Ratios to Average Net Assets (5)				Portfolio turnover rate (4)
										Gross Expenses	Net Expenses (2)	Net investment income (loss) (2)	Net assets, end of period (000 omitted)
Large-Cap Value Fund
2016(7)	$13.81	$0.21	$0.30	$0.51	$(0.15)	$—	$(0.15)	$14.17	3.77%	0.63%	0.60%	2.27%	$52	60%
Large-Cap Growth Fund
2016(7)	14.75	0.07	0.67	0.74	—	—	—	15.49	5.02	0.66	0.60	0.72	53	70
Mid-Cap Value Fund
2016	15.03	0.18	0.84	1.02	(0.20)	(1.47)	(1.67)	14.38	7.65	0.83	0.83	1.28	11,332	24
2015	17.65	0.11	(0.62)	(0.51)	(0.05)	(2.06)	(2.11)	15.03	(3.19)	0.82	0.82	0.64	8,776	27
2014(6)	16.58	0.03	1.04	1.07	—	—	—	17.65	6.45	0.80	0.80	0.71	27	30
Mid-Cap Growth Fund
2016	20.55	0.09	(0.93)	(0.84)	—	(2.88)	(2.88)	16.83	(3.89)	0.89	0.84	0.49	25	59
2015	24.38	(0.03)	(0.57)	(0.60)	—	(3.23)	(3.23)	20.55	(2.47)	0.85	0.84	(0.12)	26	53
2014(6)	23.30	(0.02)	1.10	1.08	—	—	—	24.38	4.64	0.84	0.84	(0.24)	26	57
Small-Cap Value Fund
2016	12.87	0.07	1.00	1.07	—	(0.52)	(0.52)	13.42	8.61	0.99	0.84	0.60	926	39
2015	14.50	(0.00)	(0.82)	(0.82)	—	(0.81)	(0.81)	12.87	(5.78)	1.06	0.84	0.01	134	53
2014(6)	14.07	0.01	0.42	0.43	—	—	—	14.50	3.06	1.06	0.84	0.25	26	43
Pyrford International Stock Fund
2016(3)	11.79	0.20	0.53	0.73	(0.29)	—	(0.29)	12.23	6.35	0.91	0.84	2.85	16,100	12
2015(3)	13.15	0.20	(1.45)	(1.25)	(0.11)	—	(0.11)	11.79	(9.56)	0.88	0.84	3.42	6,560	9
2014(3)(6)	13.15	0.08	(0.08)	0.00	—	—	—	13.15	0.00	0.88	0.84	2.36	25	6

(1)	Based on net asset value as of end of period date.
(2)	The contractual and voluntary expense waivers pursuant to Note 6 of the financial statements are reflected in both the net expense and net investment income (loss) ratios.
(3)	Redemption fees consisted of per share amounts less than $0.01.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Reflects operations for the period from May 27, 2014 (inception date) to August 31, 2014.
(7)	Reflects operations for the period from December 28, 2015 (inception date) to August 31, 2016.

(See Notes which are an integral part of the Financial Statements)

August 31, 2016

Notes to Financial Statements

1.	Organization

BMO Funds, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. As of August 31, 2016, the Corporation consisted of 44 portfolios, including 29 diversified portfolios within this annual report (individually referred to as the “Fund,” or collectively as the “Funds”) each with differing share class offerings, as well as 10 target retirement and 5 target risk portfolios whose annual report is available under a separate cover. BMO Asset Management Corp. serves as the Funds’ investment adviser (the “Adviser”), a Delaware corporation headquartered in Chicago, Illinois that is a wholly-owned subsidiary of BMO Financial Corp.

BMO Fund names as displayed throughout this report	Fund Inception Date	Investment Objective
Low Volatility Equity Fund	September 28, 2012	To provide capital appreciation.
Dividend Income Fund	December 29, 2011	To provide capital appreciation and current income.
Large-Cap Value Fund	September 30, 1993	To provide capital appreciation.
Large-Cap Growth Fund	November 20, 1992	To provide capital appreciation.
Mid-Cap Value Fund	September 30, 1993	To provide capital appreciation.
Mid-Cap Growth Fund	September 30, 1993	To provide capital appreciation.
Small-Cap Value Fund	February 28, 2011	To provide capital appreciation.
Small-Cap Core Fund	December 27, 2013	To provide capital appreciation.
Small-Cap Growth Fund	October 31, 1995	To provide capital appreciation.
Global Low Volatility Equity Fund(1)	September 30, 2013	To provide capital appreciation.
Disciplined International Equity Fund(1)	September 17, 2015	To provide capital appreciation.
Pyrford International Stock Fund(1)	December 29, 2011	To provide capital appreciation.
LGM Emerging Markets Equity Fund(1)	December 22, 2008	To provide capital appreciation.
TCH Emerging Markets Bond Fund(1)	September 30, 2013	To maximize total return consistent with current income.
Alternative Strategies Fund(1)	December 16, 2014	To provide capital appreciation with an emphasis on absolute returns.
Global Long/Short Equity Fund(1)	September 17, 2015	To provide capital appreciation.
Ultra Short Tax-Free Fund	September 30, 2009	To provide current income exempt from federal income tax consistent with preservation of capital.
Short Tax-Free Fund	November 29, 2012	To provide current income exempt from federal income tax consistent with preservation of capital.
Short-Term Income Fund	November 1, 1992	To maximize total return consistent with current income.
Intermediate Tax-Free Fund	February 1, 1994	To provide a high level of current income exempt from federal income tax consistent with preservation of capital.
Mortgage Income Fund	December 13, 1992	To provide current income.
TCH Intermediate Income Fund	November 19, 1992	To maximize total return consistent with current income.
TCH Corporate Income Fund	December 22, 2008	To maximize total return consistent with current income.
TCH Core Plus Bond Fund	December 22, 2008	To maximize total return consistent with current income.
Monegy High Yield Bond Fund	December 29, 2011	To maximize total return consistent with current income.
Government Money Market Fund	May 17, 2004	To provide current income consistent with stability of principal.
Tax-Free Money Market Fund	September 22, 2004	To provide current income that is exempt from federal income tax and is consistent with stability of principal.
Prime Money Market Fund	November 23, 1992	To provide current income consistent with stability of principal.
Institutional Prime Money Market Fund	June 3, 2016	To provide current income consistent with preservation of capital.

(1)	Collectively referred to as the “International Funds”.

On December 22, 2015, the BMO Pyrford Global Equity Fund and BMO Multi-Asset Income Fund ceased operations and liquidated assets.

2.	Significant Accounting Policies

The Funds are investment companies and follow the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

BMO Funds

Investment Valuations—Listed equity securities are valued each trading day at the last sale price or official closing price reported on a national securities exchange. Securities listed on a foreign exchange are valued each trading day at the last closing price on the principal exchange on which they are traded immediately prior to the time for determination of Net Asset Value (“NAV”) or at fair value as discussed below. Equity securities without a reported trade, U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities with maturities of 60 days or more, unlisted securities, and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Fixed income securities that are not exchange traded are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. Fixed income securities with remaining maturities of 60 days or less at the time of purchase, and of sufficient credit quality, are valued at amortized cost, which approximates fair value. Investments in other open-end registered investment companies are valued at net asset value. The money market funds use the amortized cost method to value portfolio securities in accordance with Rule 2a-7 under the Act.

Securities or other assets for which market valuations are not readily available, or are deemed to be inaccurate, are valued at fair value as determined in good faith using methods approved by the Board of Directors (the “Directors”). The Directors have established a Pricing Committee, which is responsible for determinations of fair value, subject to the supervision of the Directors. In determining fair value, the Pricing Committee takes into account all information available and any factors it deems appropriate. Consequently, the price of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments; it is possible that the fair value determined for a security is materially different than the value that would be realized upon the sale of that security and the differences may be material to the NAV of the respective Fund or the financial statements presented.

Securities held in certain funds may be listed on foreign exchanges that do not value their listed securities at the same time each Fund calculates its NAV. Most foreign markets close well before each Fund values its securities, generally 3:00 p.m. (Central Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim.

The Pricing Committee may determine that a security needs to be fair valued if, among other things, it believes the value of the security might have been materially affected by events occurring after the close of the market in which the security was principally traded, but before the time for determination of the NAV (“a subsequent event”). A subsequent event might include a company-specific development (for example, announcement of a merger that is made after the close of the foreign market), a development that might affect an entire market or region (for example, weather related events) or a potentially global development (such as a terrorist attack that may be expected to have an effect on investor expectations worldwide). The Funds have retained an independent fair value pricing service to assist in fair valuing foreign securities. The service utilizes statistical data based on historical performance of securities, markets, and other data in developing factors used to estimate a fair value.

Repurchase Agreements—The Funds’ policy requires the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank’s vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement’s collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement, including accrued interest.

The Funds will enter into repurchase agreements only with banks and other recognized financial institutions, such as broker-dealers, which are deemed by the Adviser (or sub-advisers, as applicable) to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

Investment Income, Expenses, and Distributions—Interest income and expenses are accrued daily. Dividend income, realized gain distributions from underlying funds, and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair market value.

The Funds offer multiple classes of shares which differ in their respective distribution, administration, and service fees. All shareholders bear the common expenses of the Funds. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in class-specific expenses. Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of total shares outstanding of each class without distinction between share classes. Expenses attributable to a particular class of shares, such as shareholder servicing fees, are allocated directly to that class.

Premium and Discount Amortization/Paydown Gains and Losses—Premiums and discounts on fixed income securities are amortized/accreted for tax and financial statement purposes. Gains and losses realized on principal payments of mortgage-backed and asset-backed securities (paydown gains and losses) are classified as part of interest income.

Federal Income Taxes—The policies and procedures of the Funds require compliance with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and distribution to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary. Withholding taxes on foreign dividends and unrealized appreciation on investments have been provided for in accordance with the applicable country’s tax rules and rates.

When-Issued and Delayed Delivery Transactions—The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets

Notes to Financial Statements (continued)

will be available to make payment for the commitment to purchase securities. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Short Sales—Certain Funds may sell a security they do not own in anticipation that the price of the security will decline. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund closes the short sale by purchasing the security at the market price at the time of closure. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the transaction is closed, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which the Fund sells the security short, or a loss, potentially unlimited in size, will be recognized upon the closing of a short sale. The Fund may not always be able to borrow a security or to close out a short position at a particular time or at an acceptable price. If the price of the borrowed security increases between the date of the short sale and the date on which the Fund closes the short sale, the Fund will experience a loss. The Fund’s loss on a short sale is the maximum attainable price of the security (which could be limitless) less the price the Fund paid for the security at the time it was borrowed.

Futures Contracts—Certain Funds may purchase futures contracts to manage cash flows, enhance yield, or to potentially reduce transaction costs. Upon entering into a futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from, or pays to, the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

Options Contracts—Certain Funds may write covered call and put options on futures, swaps, securities, or currencies a Fund owns, or in which it may invest to create investment exposure consistent with their investment objectives. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statements of Assets and Liabilities. Payments received, or made, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security, or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying future, swap, security, or currency may be sold (called) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the future, swap, security, or currency underlying the written option. The risk exists that a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds also may purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked- to-market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security, or currency transaction to determine the realized gain or loss.

Foreign Exchange Contracts—Certain Funds may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. Certain Funds may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross hedge against either specific transactions or portfolio positions. The objective of foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of these Funds’ foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are marked-to-market daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the foreign currency exchange contract is offset by entering into a closing transaction or by the delivery or receipt of the currency. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Foreign Currency Translation—The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income, and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes

BMO Funds

recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at each reporting period, resulting from changes in the exchange rate.

Restricted Securities—Restricted securities are securities that may be resold only upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer’s expense either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors.

Redemption Fees—The International Funds impose a 2% redemption fee to shareholders who redeem shares held for 30 days or less. All redemption fees are recorded by the International Funds as paid-in-capital.

Securities Lending—Certain Funds participate in one of two securities lending programs, providing for the lending of corporate bonds, equity, and government securities to qualified brokers, in exchange for the opportunity to earn additional income for participating. State Street Bank & Trust Company and BMO Harris Bank N.A. serve as the securities lending agents for the International Funds and non-International Funds participating in the programs, respectively. The Funds receive cash as collateral in return for the securities and record a corresponding payable for collateral due to the respective broker. The amount of cash collateral received is maintained at a minimum level of 100% of the prior day’s market value on securities and accrued interest loaned. Collateral is reinvested in short-term securities including overnight repurchase agreements, commercial paper, master notes, floating rate corporate notes (with at least quarterly reset rates), and money market funds. The valuation of these collateral securities is discussed in “Investment Valuations” above. When a Fund lends its portfolio securities, it is subject to the risk that it may not be able to get the portfolio securities back from the borrower on a timely basis, in which case the Fund may lose certain investment opportunities. A Fund also is subject to the risks associated with the investments of cash collateral received from the borrower.
Cash collateral received as part of the International Funds securities lending program was invested in the following security as of August 31, 2016:

Description	Value
State Street Navigator Securities Lending Prime Portfolio Money Market Fund, 0.443%	$41,057,522

Cash collateral received as part of the non-International Funds securities lending program was jointly pooled and invested in the following securities as of August 31, 2016 (1):

Description	Value
Atlantic Asset Securitization LLC, 0.741%, 10/3/2016(3)	$9,983,144
Atlantic Asset Securitization LLC, 0.741%, 10/6/2016(3)	4,991,778
Atlantic Asset Securitization LLC, 0.832%, 10/24/2016(3)	17,464,667
Atlantic Asset Securitization LLC, 0.892%, 11/3/2016(3)	4,988,504
Bank of America NA, 1.287%, 11/14/2016(2)	12,411,296
Bank of Nova Scotia, 0.898%, 11/8/2016(2)	7,500,000
Bank of Nova Scotia, 1.092%, 6/21/2017(2)	4,993,950
Bank of Nova Scotia, 1.124%, 3/17/2017(2)	5,148,785
Blackrock Liquidity TempFund Money Market Fund, 0.327%, 9/1/2016	5,080,981
BMO Government Money Market Fund, 0.108%, 9/1/2016	68,000,000
BMO Institutional Prime Money Market Fund, 0.438%, 9/1/2016	310,000,000
Canadian Imperial Bank of Commerce, 0.907%, 1/17/2017(2)	6,000,654
Canadian Imperial Bank of Commerce, 1.113%, 2/10/2017(2)	4,001,796
Chariot Funding LLC, 0.864%, 10/3/2016(2)	7,500,000
Chariot Funding LLC, 0.962%, 1/20/2017(2)	5,000,000
Chariot Funding LLC, 1.007%, 1/11/2017(3)	4,962,917
Chariot Funding LLC, 1.057%, 5/18/2017(2)	2,500,000
Chase Bank USA NA, 0.857%, 10/17/2016(2)	10,004,040
Coca-Cola Co., 0.611%, 9/7/2016(3)	12,475,092
Coca-Cola Co., 0.672%, 9/20/2016(3)	7,478,644
Commonwealth Bank of Australia, 0.884%, 10/31/2016(2)	7,500,000
Commonwealth Bank of Australia, 0.898%, 1/9/2017(2)	5,000,000
Commonwealth Bank of Australia, 0.962%, 3/10/2017(2)	5,000,000

Description	Value
Commonwealth Bank of Australia, 1.072%, 6/19/2017(2)	$5,000,000
Commonwealth Bank of Australia, 1.119%, 1/27/2017(2)	5,005,235
Erste Abwicklungsanstalt, 0.663%, 10/11/2016(2)	5,000,775
Erste Abwicklungsanstalt, 0.717%, 9/9/2016(3)	4,985,799
Erste Abwicklungsanstalt, 0.722%, 10/13/2016(3)	4,984,400
Erste Abwicklungsanstalt, 0.751%, 10/24/2016(3)	4,990,104
Erste Abwicklungsanstalt, 0.762%, 11/15/2016(3)	4,986,911
Gotham Funding Corp., 0.601%, 9/1/2016(3)	4,992,500
HSBC Bank, PLC, 0.898%, 9/6/2016(2)	7,500,000
HSBC Bank, PLC, 0.918%, 1/13/2017(2)	5,000,875
HSBC Bank, PLC, 0.944%, 11/4/2016(2)	7,499,940
HSBC Bank, PLC, 0.967%, 12/16/2016(2)	5,002,650
HSBC Bank, PLC, 0.968%, 2/15/2017(2)	4,998,065
HSBC Bank, PLC, 1.022%, 3/20/2017(2)	4,995,915
HSBC Bank, PLC, 1.318%, 8/4/2017(2)	2,501,712
Kells Funding LLC, 0.657%, 10/17/2016(2)	7,500,000
Kells Funding LLC, 0.762%, 10/28/2016(3)	9,978,678
Kells Funding LLC, 0.772%, 11/2/2016(3)	7,481,231
Kells Funding LLC, 0.792%, 11/9/2016(3)	7,480,415
Kells Funding LLC, 0.807%, 11/15/2016(3)	4,986,919
Liberty Street Funding LLC, 0.904%, 12/12/2016(3)	5,972,700
Manhattan Asset Funding Co., 0.896%, 11/2/2016(2)	5,000,000
Manhattan Asset Funding Co., 0.898%, 10/12/2016(2)	5,500,000
Manhattan Asset Funding Co., 0.902%, 10/20/2016(2)	7,500,000
Manhattan Asset Funding Co., 0.902%, 10/21/2016(2)	7,500,000
Manhattan Asset Funding Co., 0.912%, 12/21/2016(2)	4,000,000
Manhattan Asset Funding Co., 0.924%, 11/21/2016(2)	5,000,000
Metlife Short Term Funding LLC, 0.763%, 10/20/2016(3)	9,961,155
Metlife Short Term Funding LLC, 0.763%, 11/7/2016(3)	7,484,250
Metlife Short Term Funding LLC, 0.802%, 11/1/2016(3)	4,989,111
National Australia Bank Ltd., 1.044%, 2/8/2017(2)	5,500,000
Nordea Bank, 1.007%, 11/14/2016(2)	5,003,480
Nordea Bank, 1.055%, 6/16/2017(2)	4,999,280

Notes to Financial Statements (continued)

Description	Value
Nordea Bank, 1.121%, 4/26/2017(2)	$8,150,383
Old Line Funding Corp., 0.834%, 9/9/2016(2)	4,500,000
Old Line Funding Corp., 0.838%, 12/7/2016(2)	5,000,000
Old Line Funding Corp., 0.924%, 1/9/2017(2)	5,000,000
Old Line Funding Corp., 0.928%, 1/13/2017(2)	7,500,000
Old Line Funding Corp., 0.992%, 2/22/2017(2)	5,000,000
Old Line Funding Corp., 1.011%, 1/23/2017(2)	5,000,000
Reckitt Benckiser, 0.631%, 9/1/2016(3)	7,485,431
Regency Markets LLC, 0.550%, 9/14/2016(3)	4,497,938
Regency Markets LLC, 0.550%, 9/20/2016(3)	6,497,120
Regency Markets LLC, 0.550%, 9/26/2016(3)	7,496,333
Skandinaviska Enskilda Banken AB, 0.810%, 9/2/2016	5,750,143
Skandinaviska Enskilda Banken AB, 1.113%, 2/13/2017(2)	5,001,745
State Street Bank & Trust Co., 0.858%, 12/13/2016(2)	5,001,170
State Street Bank & Trust Co., 0.863%, 10/11/2016(2)	10,003,830
State Street Bank & Trust Co., 0.878%, 10/14/2016(2)	10,504,389
State Street Bank & Trust Co., 0.944%, 2/3/2017(2)	5,000,165
State Street Bank & Trust Co., 0.962%, 3/10/2017(2)	4,994,730
State Street Bank & Trust Co., 1.073%, 4/13/2017(2)	5,000,455
Suncorp Metway Ltd., 0.752%, 10/6/2016(3)	4,987,500
Suncorp Metway Ltd., 0.803%, 9/12/2016(3)	4,983,778
Suncorp Metway Ltd., 0.903%, 11/14/2016(3)	4,980,875
Suncorp Metway Ltd., 1.146%, 1/17/2017(3)	12,432,028
Svenska Handelsbaken, 0.972%, 2/21/2017(2)	7,495,245
Svenska Handelsbaken, 0.977%, 1/17/2017(2)	5,001,920
Svenska Handelsbaken, 1.214%, 8/1/2017(2)	5,272,252
Thunder Bay Funding, LLC, 0.834%, 10/3/2016(2)	8,000,000
Thunder Bay Funding, LLC, 0.847%, 12/16/2016(2)	3,750,000

Description	Value
Thunder Bay Funding, LLC, 0.858%, 12/13/2016(2)	$5,000,000
Thunder Bay Funding, LLC, 0.894%, 11/3/2016(2)	7,500,000
Thunder Bay Funding, LLC, 0.918%, 1/6/2017(2)	5,000,000
Toronto Dominion Bank, 0.929%, 10/17/2016(2)	8,504,208
Toronto Dominion Bank, 0.957%, 2/16/2017(2)	4,997,625
Toronto Dominion Bank, 1.072%, 4/20/2017(2)	4,996,225
Toronto Dominion Bank, 1.123%, 7/12/2017(2)	4,999,705
Toyota Motor Credit Corp., 0.918%, 3/3/2017(2)	5,000,000
Toyota Motor Credit Corp., 0.924%, 1/27/2017(2)	5,000,000
Toyota Motor Credit Corp., 0.928%, 1/6/2017(2)	8,000,000
Toyota Motor Credit Corp., 0.937%, 3/13/2017(2)	5,000,000
Toyota Motor Credit Corp., 1.018%, 3/31/2017(2)	5,000,000
Victory Receivables Corp., 0.57%, 9/9/2016(3)	5,547,364
Victory Receivables Corp., 0.600%, 9/19/2016(3)	7,496,875
Victory Receivables Corp., 0.600%, 9/22/2016(3)	7,495,250
Victory Receivables Corp., 0.620%, 9/23/2016(3)	7,497,029
Victory Receivables Corp., 0.631%, 9/1/2016(3)	4,992,125
Wells Fargo Bank, 0.750%, 10/7/2016(2)	5,001,045
Wells Fargo Bank, 0.929%, 10/13/2016(2)	9,504,389
Wells Fargo Bank, 0.958%, 1/11/2017(2)	5,001,665
Wells Fargo Bank, 0.958%, 2/13/2017(2)	4,998,250
Wells Fargo Bank, 0.978%, 1/12/2017(3)	7,502,775
Westpac Banking Corp., 1.028%, 12/1/2016(3)	4,962,458
Westpac Banking Corp., 1.051%, 3/3/2017(2)	5,001,055
Westpac Banking Corp., 1.148%, 2/6/2017(2)	5,004,160
Other	94,517

Total	$1,044,652,498

(1)	The collateral pool is managed by the fixed income group within the Adviser. Each Fund owns a pro-rata interest in the collateral pool determined by the value of securities on loan for such Fund.
(2)	Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of August 31, 2016.
(3)	Each issue shows the rate of discount at the time of purchase.

Commitments and Contingencies—In the normal course of business, the Corporation enters into contracts that provide general indemnifications to other parties. The Corporation’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Corporation that have not yet occurred. However, the Corporation has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Other—Investment transactions are accounted for on a trade date basis. Net realized gains and losses on securities are computed on the basis of specific security lot identification.

3.	Fair Value Measurement

Fair Valuation Measurement defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and requires disclosure about fair value measurements. It establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting issuer (observable inputs), and (2) the reporting issuer’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into fair value measurement.

Various inputs are used in determining the value of the Funds’ investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. These inputs are summarized in the three broad levels listed below:

Level 1—quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. Common and preferred stocks, options and futures contracts, and U.S. registered mutual funds are generally categorized as Level 1.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Fixed income securities, repurchase agreements, cash collateral received as part of the securities lending program, and securities valued by an independent fair value pricing service are generally categorized as Level 2.

BMO Funds

Level 3—significant unobservable inputs, including management’s own assumptions in determining the fair value of investments.

In May 2015, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standard Update (“ASU”) 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Unit (or Its Equivalent), modifying ASC 820. Under the modifications, investments in private investment funds valued at net asset value are no longer included in the fair value hierarchy. The Funds did not hold any Level 3 securities as of August 31, 2016.

The following is a summary of the inputs used, as of August 31, 2016, in valuing the Funds’ assets:

	Low Volatility Equity Fund
	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$147,725,340	$—	$—	$147,725,340
Short-Term Investments	3,827,898	61,128,259	—	64,956,157

Total	$151,553,238	$61,128,259	$—	$212,681,497

	Dividend Income Fund
	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$114,582,766	$—	$—	$114,582,766
Short-Term Investments	1,722,615	56,456,528	—	58,179,143

Total	$116,305,381	$56,456,528	$—	$172,761,909

	Large-Cap Value Fund
	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$300,710,039	$—	$—	$300,710,039
Short-Term Investments	5,318,313	141,928,978	—	147,247,291

Total	$306,028,352	$141,928,978	$—	$447,957,330

	Large-Cap Growth Fund
	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$254,297,614	$—	$—	$254,297,614
Short-Term Investments	5,069,310	117,667,783	—	122,737,093

Total	$259,366,924	$117,667,783	$—	$377,034,707

	Mid-Cap Value Fund
	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$225,666,003	$—	$—	$225,666,003
Short-Term Investments	3,580,179	109,578,180	—	113,158,359

Total	$229,246,182	$109,578,180	$—	$338,824,362

	Mid-Cap Growth Fund
	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$121,513,281	$—	$—	$121,513,281
Short-Term Investments	3,799,114	60,319,735	—	64,118,849

Total	$125,312,395	$60,319,735	$—	$185,632,130

	Small-Cap Value Fund
	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$65,954,923	$—	$—	$65,954,923
Short-Term Investments	3,291,960	32,576,983	—	35,868,943

Total	$69,246,883	$32,576,983	$—	$101,823,866

	Small-Cap Core Fund
	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$11,245,844	$—	$—	$11,245,844
Short-Term Investments	183,137	5,216,559	—	5,399,696

Total	$11,428,981	$5,216,559	$—	$16,645,540

	Small-Cap Growth Fund
	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$322,591,131	$—	$—	$322,591,131
Short-Term Investments	14,167,565	161,628,771	—	175,796,336

Total	$336,758,696	$161,628,771	$—	$498,387,467

	Global Low Volatility Equity Fund
	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$38,412,666	$—	$—	$38,412,666
Short-Term Investments	10,119,517	—	—	10,119,517

Total	$48,532,183	$—	$—	$48,532,183

	Disciplined International Equity Fund
	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$66,514,844	$—	$—	$66,514,844
Short-Term Investments	6,657,056	—	—	6,657,056

Total	$73,171,900	$—	$—	$73,171,900

	Pyrford International Stock Fund
	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$568,575,898	$—	$—	$568,575,898
Preferred Stocks(1)	9,869,817	—	—	9,869,817
Short-Term Investments	34,900,834	—	—	34,900,834

Total	$613,346,549	$—	$—	$613,346,549

	LGM Emerging Markets Equity Fund
	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$121,320,684	$—	$—	$121,320,684
Participation Notes	—	4,486,363	—	4,486,363
Short-Term Investments	12,329,941	—	—	12,329,941

Total	$133,650,625	$4,486,363	$—	$138,136,988

	TCH Emerging Markets Bond Fund
	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes	$—	$4,893,346	$—	$4,893,346
International Bonds	—	2,956,366	—	2,956,366
Short-Term Investments	1,870,149	—	—	1,870,149

Total	$1,870,149	$7,849,712	$—	$9,719,861

	Alternative Strategies Fund(2)
Assets-Long	Level 1	Level 2	Level 3	Total
Bank Loans	$—	$7,826,348	$—	$7,826,348
Common Stocks(1)	49,232,235	—	—	49,232,235
Convertible Bond	—	957,010	—	957,010
Corporate Bonds & Notes	—	2,755,658	—	2,755,658
Exchange Traded Funds	179,683	—	—	179,683
Limited Partnership Units	1,743,593	—	—	1,743,593
Preferred Stocks(1)	79,475	—	—	79,475
Purchased Options	232,567	—	—	232,567
U.S. Government & U.S. Government Agency Obligations	—	25,643	—	25,643
Short-Term Investments	38,891,240	9,999,260	—	48,890,500

Total	$90,358,793	$21,563,919	$—	$111,922,712

Notes to Financial Statements (continued)

	Alternative Strategies Fund(2)
Liabilities-Short	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$23,452,689	$—	$—	$23,452,689
Corporate Bonds & Notes	—	1,600,494	—	1,600,494
Exchange Traded Funds	4,776,976	—	—	4,776,976
Limited Partnership Units	31,613	—	—	31,613
Written Options	524,865	—	—	524,865

Total	$28,786,143	$1,600,494	$—	$30,386,637

	Global Long/Short Equity Fund
Assets-Long	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$4,154,688	$—	$—	$4,154,688
Short-Term Investments	2,330,561	—	—	2,330,561

Total	$6,485,249	$—	$—	$6,485,249

Liabilities-Short
Common Stocks(1)	$1,346,148	$—	$—	$1,346,148

Total	$1,346,148	$—	$—	$1,346,148

	Ultra Short Tax-Free Fund
	Level 1	Level 2	Level 3	Total
Municipals	$—	$595,171,194	$—	$595,171,194
Mutual Funds	—	2,000,140	—	2,000,140
Short-Term Investments	568,942	8,280,119	—	8,849,061

Total	$568,942	$605,451,453	$—	$606,020,395

	Short Tax-Free Fund
	Level 1	Level 2	Level 3	Total
Municipals	$—	$184,886,372	$—	$184,886,372
Mutual Funds	856,408	—	—	856,408
Short-Term Investments	504,804	—	—	504,804

Total	$1,361,212	$184,886,372	$—	$186,247,584

	Short-Term Income Fund
	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$56,434,148	$—	$56,434,148
Collateralized Mortgage Obligations	—	6,525,255	—	6,525,255
Commercial Mortgage Securities	—	5,140,116	—	5,140,116
Corporate Bonds & Notes	—	126,937,936	—	126,937,936
Mutual Funds	3,538,084	—	—	4,520,280	*
U.S. Government & U.S. Government Agency Obligations	—	66,154,080	—	66,154,080
U.S. Government Agency-Mortgage Securities	—	1,603,004	—	1,603,004
Short-Term Investments	6,777,627	78,585,739	—	85,363,366

Total	$10,315,711	$342,362,474	$—	$352,678,185

*	Total includes a $982,196 private placement senior loan fund holding valued using practical expedient.

	Intermediate Tax-Free Fund
	Level 1	Level 2	Level 3	Total
Municipals	$—	$1,812,571,303	$—	$1,812,571,303
Mutual Funds	17,351,772	—	—	17,351,772
Short-Term Investments	3,592,622	—	—	3,592,622

Total	$20,944,394	$1,812,571,303	$—	$1,833,515,697

	Mortgage Income Fund
	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$282,903	$—	$282,903
Collateralized Mortgage Obligations	—	13,464,330	—	13,464,330
Commercial Mortgage Securities	—	11,318,485	—	11,318,485
U.S. Government Agency-Mortgage Securities	—	77,484,299	—	77,484,299
Short-Term Investments	4,706,289	—	—	4,706,289

Total	$4,706,289	$102,550,017	$—	$107,256,306

	TCH Intermediate Income Fund
	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes	$—	$44,761,143	$—	$44,761,143
U.S. Government & U.S. Government Agency Obligations	—	14,821,458	—	14,821,458
U.S. Government Agency-Mortgage Securities	—	20,879,523	—	20,879,523
Short-Term Investments	1,417,281	22,489,567	—	23,906,848

Total	$1,417,281	$102,951,691	$—	$104,368,972

	TCH Corporate Income Fund
	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes	$—	$190,270,995	$—	$190,270,995
Municipals	—	595,950	—	595,950
U.S. Government & U.S. Government Agency Obligations	—	12,810,853	—	12,810,853
Short-Term Investments	8,154,777	33,318,966	—	41,473,743

Total	$8,154,777	$236,996,764	$—	$245,151,541

	TCH Core Plus Bond Fund
	Level 1	Level 2	Level 3	Total
Commercial Mortgage Securities	$—	$363,061	$—	$363,061
Corporate Bonds & Notes	—	428,847,001	—	428,847,001
Municipals	—	357,570	—	357,570
U.S. Government & U.S. Government Agency Obligations	—	156,040,414	—	156,040,414
U.S. Government Agency-Mortgage Securities	—	351,799,896	—	351,799,896
Short-Term Investments	29,910,619	187,451,016	—	217,361,635

Total	$29,910,619	$1,124,858,958	$—	$1,154,769,577

	Monegy High Yield Bond Fund
	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes	$—	$102,348,458	$—	$102,348,458
Short-Term Investments	3,392,910	—	—	3,392,910

Total	$3,392,910	$102,348,458	$—	$105,741,368

BMO Funds

	Government Money Market Fund
	Level 1	Level 2	Level 3	Total
Municipals	$210,000,000	$—	$—	$210,000,000
Repurchase Agreements	—	326,913,568	—	326,913,568
U.S. Government & U.S. Government Agency Obligations	—	1,777,553,959	—	1,777,553,959

Total	$210,000,000	$2,104,467,527	$—	$2,314,467,527

	Tax-Free Money Market Fund
	Level 1	Level 2	Level 3	Total
Municipals	$—	$371,324,957	$—	$371,324,957
Mutual Funds	21,801,367	—	—	21,801,367

Total	$21,801,367	$371,324,957	$—	$393,126,324

	Prime Money Market Fund
	Level 1	Level 2	Level 3	Total
Certificates of Deposit	$—	$248,500,325	$—	$248,500,325
Commercial Paper	—	753,063,835	—	753,063,835
Municipals	—	41,760,000	—	41,760,000
Mutual Funds	140,000,000	—	—	140,000,000
Repurchase Agreements	—	100,914,747	—	100,914,747
U.S. Government & U.S. Government Agency Obligations	—	287,889,706	—	287,889,706

Total	$140,000,000	$1,432,128,613	$—	$1,572,128,613

	Institutional Prime Money Market Fund
	Level 1	Level 2	Level 3	Total
Certificates of Deposit	$—	$91,526,238	$—	$91,526,238
Commercial Paper	—	167,242,568	—	167,242,568
Municipals	—	28,615,000	—	28,615,000
Mutual Funds	23,946,654	—	—	23,946,654
Repurchase Agreements	—	105,000,000	—	105,000,000

Total	$23,946,654	$392,383,806	$—	$416,330,460

(1)	All sub-categories within Common Stocks and Preferred Stocks represent either entire Level 1 or Level 2 evaluation status.
(2)	The following is a summary of other financial instruments that are derivative instruments not reflected in the Schedules of Investments, such as futures and forward contracts. Amounts below are the unrealized appreciation/(depreciation) on the investment.

	Unrealized Appreciation/(Depreciation) On Other Financial Instruments
Fund	Level 1	Level 2	Level 3	Total
Alternative Strategies Fund
Long Forward Contracts	$—	$(324,384)	$—	$(324,384)
Short Forward Contracts	—	335,369	—	335,369

Total Forwards	$—	$10,985	$—	$10,985

Long Futures Contracts	$90,602	$—	$—	$90,602
Short Futures Contracts	(41,534)	—	—	(41,534)

Total Futures	$49,068	$—	$—	$49,068

It is the Funds’ policy to recognize transfers between category levels at the end of the period. As described in Note 2, the Funds’ have retained an independent pricing service to fair value foreign equity securities for events occurring after the close of the market in which the security is principally traded. These valuations occurred on August 31, 2015, but not on August 31, 2016, resulting in transfers between categorization levels.

The following is a reconciliation of transfers between category levels from August 31, 2015 to August 31, 2016:

	Global Low Volatility Equity Fund	Pyrford International Stock Fund	LGM Emerging Markets Equity Fund	Alternative Strategies Fund- Short Transfers
Transfers into Level 1	$14,185,575	$569,424,640	$89,414,310	$429,126
Transfers out of Level 1	—	—	—	—

Net Transfers into Level 1	$14,185,575	$569,424,640	$89,414,310	$429,126

Transfers into Level 2	$—	$—	$—	$—
Transfers out of Level 2	(14,185,575)	(569,424,640)	(89,414,310)	(429,126)

Net Transfers out of Level 2	$(14,185,575)	$(569,424,640)	$(89,414,310)	$(429,126)

4.	Derivative Holdings and Activity Detail

The following is a summary of the Alternative Strategies Fund’s written option activity for the period ended August 31, 2016:

Contracts	Number of Contracts	Premium
Outstanding @ 8/31/15	388	$301,168
Options written	21,340	7,186,281
Options expired	(778)	(1,484,444)
Options exercised	(547)	(185,708)
Options closed	(10,669)	(4,944,330)

Outstanding @ 8/31/16	734	$872,967

During the period ended August 31, 2016, the Alternative Strategies Fund had average quarterly contracts or notional values outstanding:

Average Quarterly Contracts				Average Quarterly Notional Values
Long Futures	Short Futures	Purchased Options	Written Options	Long Forwards	Short Forwards
453	97	326	804	$20,980,954	$23,987,171

Notes to Financial Statements (continued)

At August 31, 2016, the Alternative Strategies Fund had outstanding futures contracts as set forth below:

Expiration Date	Number of Contracts	Description	Value at Trade Date	Value at August 31, 2016	Unrealized Appreciation (Depreciation)
Long Futures
Bond Futures
September 2016	13	10 Year Mini JGB	$1,903,978	$1,902,663	$(1,315)
September 2016	11	Eurex 10-Year Euro BUND	2,055,894	2,053,745	(2,149)
September 2016	20	SFE 10-Year Australian Bond	2,027,681	2,072,683	45,002
December 2016	39	CBOT 10-Year U.S. Treasury Note	5,121,422	5,105,953	(15,469)
December 2016	11	CBOT U.S. Long Bond	1,879,410	1,874,125	(5,285)
December 2016	1	LIFFE Long Gilt Government Bond	172,445	172,719	274
December 2016	17	MSE 10-Year Canadian Bond	1,901,222	1,902,616	1,394
Index Futures
September 2016	9	CAC 40 10 Euro	444,077	445,533	1,456
September 2016	20	CBOT E-Mini DJIA Index	1,801,982	1,839,500	37,518
September 2016	26	CME E-Mini NASDAQ 100 Index	2,474,079	2,482,350	8,271
September 2016	160	CME E-Mini S&P 500® Index	17,424,771	17,356,000	(68,771)
September 2016	25	CME E-Mini S&P 500® Index	2,677,891	2,711,875	33,984
September 2016	2	Eurex DAX Index	589,003	591,774	2,771
September 2016	10	HKG Hang Seng Index	1,470,035	1,477,851	7,816
September 2016	11	LIFFE FTSE 100 Index	987,757	980,213	(7,544)
September 2016	15	Russell 2000 Mini Index	1,803,484	1,858,200	54,716
Interest Rate Futures
December 2017	73	CME 3-Month Eurodollar	18,060,375	18,045,600	(14,775)
December 2017	111	LIFFE 3-Month Euro Euribor	31,056,971	31,063,629	6,658
December 2017	78	LIFFE 90-Day Sterling	12,763,868	12,769,918	6,050
Short Futures
Index Futures
September 2016	9	Eurex Euro STOXX 50 Index	(299,238)	(304,183)	(4,945)
September 2016	2	OSE Nikkei 225 Index	(321,448)	(326,487)	(5,039)
September 2016	6	TSE TOPIX Index	(740,015)	(771,565)	(31,550)

Total Futures Contracts			$105,255,644	$105,304,712	$49,068

At August 31, 2016, the Alternative Strategies Fund had outstanding forward foreign currency exchange contracts as set forth below:

		Contract Amount					Unrealized Appreciation (Depreciation)
Settlement Date	Currency	Buy		Sell		Value		Counterparty
September 23, 2016	Australian Dollar	AUD	6,260,000		$4,704,924	$4,702,278	$(2,646)	Bank of America
September 23, 2016	Australian Dollar		$3,206,346	AUD	4,284,000	3,217,981	(11,635)	Bank of America
September 23, 2016	Canadian Dollar	CAD	6,234,000		$4,845,630	4,754,249	(91,381)	Bank of America
September 23, 2016	Canadian Dollar		$3,804,815	CAD	4,960,000	3,782,656	22,159	Bank of America
September 23, 2016	Euro Currency	EUR	7,132,000		$8,027,826	7,962,473	(65,353)	Bank of America
September 23, 2016	Euro Currency		$8,710,962	EUR	7,801,000	8,709,374	1,588	Bank of America
September 23, 2016	Japanese Yen	JPY	553,607,000		$5,314,955	5,355,482	40,527	Bank of America
September 23, 2016	Japanese Yen		$3,404,222	JPY	351,710,000	3,402,371	1,851	Bank of America
September 23, 2016	Mexican Peso	MXN	5,344,000		$284,524	283,599	(925)	Bank of America
September 23, 2016	Mexican Peso		$1,053,263	MXN	19,462,000	1,032,821	20,442	Bank of America
September 23, 2016	New Zealand Dollar	NZD	2,055,000		$1,461,650	1,489,801	28,151	Bank of America
September 23, 2016	New Zealand Dollar		$318,716	NZD	448,000	324,784	(6,068)	Bank of America
September 23, 2016	Pound Sterling	GBP	2,465,000		$3,425,892	3,238,523	(187,369)	Bank of America
September 23, 2016	Pound Sterling		$5,620,721	GBP	4,085,000	5,366,883	253,838	Bank of America
September 23, 2016	Swiss Franc	CHF	2,607,000		$2,699,309	2,653,921	(45,388)	Bank of America
September 23, 2016	Swiss Franc		$4,367,470	CHF	4,238,000	4,314,276	53,194	Bank of America

							$10,985

BMO Funds

Derivatives and Hedging Disclosures—Derivatives and hedging require enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial positions, performance and cash flows. For the period ended August 31, 2016, the Alternative Strategies Fund utilized all derivatives for the purposes of generating and enhancing total return.

The effects of these derivative instruments on the Fund’s financial positions and financial performance are reflected in the Statements of Assets and Liabilities and Statements of Operations, and are presented in the table below. The values of derivative instruments as of August 31, 2016 by risk category are as follows:

	Statement of Asset and Liabilities	Statement of Operations
Fund/Financial Instrument Type	Amount	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)
Alternative Strategies Fund
Interest rate futures contracts:
Receivables for daily variation margin	$59,378
Payables for daily variation margin	(38,993)

Net	20,385	$281,268	$32,431

Equity futures contracts:
Receivables for daily variation margin	146,532
Payables for daily variation margin	(117,849)

Net	28,683	(1,809,405)	210,405

Total receivables for interest rate and equity futures contracts	205,910
Total payables for interest rate and equity futures contracts	(156,842)

Net	$49,068	$(1,528,137)	$242,836

Forward foreign exchange contracts:
Receivables for forward foreign exchange contracts	$421,750
Payables for forward foreign exchange contracts	(410,765)

Net	$10,985	$134,261	$(75,016)

Equity option contracts:
Purchased options	$232,567	$585,391	$(225,482)

Written options	$524,865	$982,906	$500,971

Offsetting of Assets and Liabilities—Disclosures about offsetting assets and liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented. As of August 31, 2016, no master netting arrangements exist related to the Funds. The Funds’ Statements of Assets and Liabilities (“SAL”) presents derivative instruments on a gross basis, therefore, no net amounts and no offset amounts exist within the SAL to present below. Gross amounts of the derivative instruments, amounts related to financial instruments/cash collateral not offset in the SAL and net amounts are presented below:

	Derivative Assets		Derivative Liabilities			Net Derivative Assets (Liabilities)	Collateral Pledged (Received) (1)
Fund/Counterparty	Forward Currency Contracts	Futures Contracts	Forward Currency Contracts	Futures Contracts	Written Options		Financial Instruments	Cash	Net Amount
Alternative Strategies Fund
Bank Of America Merrill Lynch (Over the Counter)	$421,750	$—	$(410,765)	$—	$—	$10,985	$—	$—	$10,985
Exchange Traded Futures Contracts	—	205,910	—	(156,842)	—	49,068	—	—	49,068
Exchange Traded Options Contracts	—	—	—	—	(524,865)	(524,865)	—	524,865	—

(1)	Collateral pledged exceeds amount of liability balance.

At period end, certain Funds covered in this report had investments in repurchase agreements. The gross value and related collateral received for these investments are presented in each applicable Fund’s Schedule of Investments and the value of these investments is also presented in the Statements of Assets and Liabilities. The value of the related collateral received exceeded the value of the repurchase agreements as of August 31, 2016.

Notes to Financial Statements (continued)

5.	Capital Stock

The Articles of Incorporation permit the Directors to issue an indefinite number of full and fractional shares of common stock, par value $0.0001 per share. Transactions in capital stock were as follows:

	Low Volatility Equity Fund			Dividend Income Fund			Large-Cap Value Fund
	Year Ended August 31, 2016	Year Ended August 31, 2015		Year Ended August 31, 2016	Year Ended August 31, 2015		Year Ended August 31, 2016	Year Ended August 31, 2015
Capital stock transactions in dollars:
Proceeds from sale of shares:
Investor class of shares	$—	$2,305,941	(1)	$—	$13,228,404	(2)	$41,929,434	$51,889,810
Advisor class of shares	20,450,099	284,251		12,240,448	8,891,830		6,500	2,533
Institutional class of shares	57,444,854	30,127,617		5,367,352	9,104,999		62,929,469	24,350,994
Retirement class R-3 of shares	—	—		—	—		—	—
Retirement class R-6 of shares	—	—		—	—		50,000 (3)	—
Advisor class transfers from termination of Investor class	—	1,349,076		—	73,932,036		—	—

Net proceeds from sale of shares	77,894,953	34,066,885		17,607,800	105,157,269		104,915,403	76,243,337
Net asset value of shares issued to shareholders in payment of distributions declared:
Investor class of shares	—	46,550	(1)	—	5,405,306	(2)	19,028,638	13,507,031
Advisor class of shares	271,512	6,032		6,370,133	432,520		3,421	2,666
Institutional class of shares	3,503,523	4,635,749		2,938,755	4,613,478		14,194,204	11,763,585
Retirement class R-3 of shares	—	—		—	—		—	—
Retirement class R-6 of shares	—	—		—	—		303 (3)	—

Net proceeds from shares issued	3,775,035	4,688,331		9,308,888	10,451,304		33,226,566	25,273,282
Cost of shares redeemed:
Investor class of shares	—	(1,446,946	)(1)	—	(5,896,957	)(2)	(36,548,453)	(24,583,590)
Advisor class of shares	(7,296,072)	(441,640)		(16,513,415)	(2,527,026)		—	—
Institutional class of shares	(10,656,439)	(13,647,960)		(16,512,337)	(17,285,991)		(27,704,576)	(50,096,519)
Retirement class R-3 of shares	—	—		—	—		—	—
Retirement class R-6 of shares	—	—		—	—		—	—
Advisor class transfers from termination of Investor class	—	(1,349,076)		—	(73,932,036)		—	—

Net cost of shares redeemed	(17,952,511)	(16,885,622)		(33,025,752)	(99,642,010)		(64,253,029)	(74,680,109)

Net change resulting from fund share transactions in dollars	$63,717,477	$21,869,594		$(6,109,064)	$15,966,563		$73,888,940	$26,836,510

Capital stock transactions in shares:
Sale of shares:
Investor class of shares	—	173,729	(1)	—	957,585	(2)	2,992,053	3,260,833
Advisor class of shares	1,557,280	21,262		986,639	659,802		518	156
Institutional class of shares	4,341,968	2,304,058		450,270	667,176		4,406,925	1,532,889
Retirement class R-3 of shares	—	—		—	—		—	—
Retirement class R-6 of shares	—	—		—	—		3,621 (3)	—
Advisor class transfers from termination of Investor class	—	100,178		—	5,391,964		—	—

Net sale of shares	5,899,248	2,599,227		1,436,909	7,676,527		7,403,117	4,793,878
Shares issued to shareholders in payment of distributions declared:
Investor class of shares	—	3,604	(1)	—	401,277	(2)	1,381,134	869,122
Advisor class of shares	21,225	459		526,209	31,874		248	171
Institutional class of shares	273,483	358,152		242,483	341,712		1,029,042	756,375
Retirement class R-3 of shares	—	—		—	—		—	—
Retirement class R-6 of shares	—	—		—	—		22 (3)	—

Net shares issued	294,708	362,215		768,692	774,863		2,410,446	1,625,668
Shares redeemed:
Investor class of shares	—	(108,476	)(1)	—	(422,256	)(2)	(2,635,055)	(1,519,256)
Advisor class of shares	(577,073)	(33,149)		(1,338,905)	(188,631)		—	—
Institutional class of shares	(809,930)	(1,025,954)		(1,316,263)	(1,266,146)		(1,966,849)	(3,091,202)
Retirement class R-3 of shares	—	—		—	—		—	—
Retirement class R-6 of shares	—	—		—	—		—	—
Advisor class transfers from termination of Investor class	—	(100,178)		—	(5,391,964)		—	—

Net shares redeemed	(1,387,003)	(1,267,757)		(2,655,168)	(7,268,997)		(4,601,904)	(4,610,458)

Net change resulting from fund share transactions in shares	4,806,953	1,693,685		(449,567)	1,182,393		5,211,659	1,809,088

(1)	Reflects operations for the period from September 1, 2014 to May 19, 2015 (termination of Investor class of shares).
(2)	Reflects operations for the period from September 1, 2014, to April 21, 2015 (termination of Investor class of shares).
(3)	Reflects operations for the period from December 28, 2015 (inception date) to August 31, 2016.

BMO Funds

Large-Cap Growth Fund		Mid-Cap Value Fund		Mid-Cap Growth Fund		Small-Cap Value Fund
Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015

$36,107,215	$94,927,499	$17,762,637	$35,820,566	$16,444,621	$27,450,657	$—	$20,687,763	(2)
375,678	9,184	9,778	—	4,540	6,583	11,310,749	7,597,339
36,247,277	16,533,828	10,810,827	17,255,206	6,484,915	14,808,537	11,641,400	15,472,198
—	—	253	—	—	—	88,324	200
50,000 (3)	—	3,553,774	10,476,491	—	—	794,885	145,932

—	—	—	—	—	—	—	77,723,552

72,780,170	111,470,511	32,137,269	63,552,263	22,934,076	42,265,777	23,835,358	121,626,984

23,452,821	16,094,464	18,609,651	21,716,689	17,851,037	16,670,003	—	3,740,385	(2)
14,768	3,871	3,119	3,126	4,458	3,529	2,832,915	1,447
9,087,283	18,341,269	9,554,467	16,454,019	10,637,125	17,695,668	861,712	893,637
—	—	2,657	3,100	3,577	3,467	1,046	1,439
—	—	962,712	3,188	3,575	3,467	22,643	1,439

32,554,872	34,439,604	29,132,606	38,180,122	28,499,772	34,376,134	3,718,316	4,638,347

(48,455,232)	(39,032,633)	(62,652,705)	(39,236,294)	(48,774,799)	(20,533,400)	—	(10,274,941	)(2)
(36,501)	—	—	—	—	(4,012)	(46,161,907)	(6,488,094)
(20,143,196)	(84,409,853)	(39,711,399)	(61,375,263)	(44,197,286)	(76,374,202)	(7,171,229)	(11,052,040)
—	—	—	—	—	—	(35,255)	—
—	—	(1,878,011)	(1,225,571)	—	—	(68,200)	(31,013)
—	—	—	—	—	—	—	(77,723,552)

(68,634,929)	(123,442,486)	(104,242,115)	(101,837,128)	(92,972,085)	(96,911,614)	(53,436,591)	(105,569,640)

$36,700,113	$22,467,629	$(42,972,240)	$(104,743)	$(41,538,237)	$(20,269,703)	$(25,882,917)	$20,695,691

2,388,038	5,824,318	1,290,770	2,191,108	1,010,464	1,268,780	—	1,536,678	(2)
25,578	529	767	—	254	306	917,999	559,792
2,381,183	1,007,550	791,413	1,072,196	395,131	667,838	916,465	1,103,954
—	—	19	—	—	—	7,056	15
3,390 (3)	—	267,325	658,695	—	—	62,124	10,762

—	—	—	—	—	—	—	5,640,424

4,798,189	6,832,397	2,350,294	3,921,999	1,405,849	1,936,924	1,903,644	8,851,625

1,597,604	1,019,928	1,381,140	1,401,981	1,110,830	829,353	—	286,839	(2)
1,006	245	232	202	277	176	231,258	111
614,421	1,155,719	711,232	1,064,985	643,115	861,103	69,605	68,009
—	—	198	200	219	169	85	110
—	—	71,713	206	215	169	1,823	110

2,213,031	2,175,892	2,164,515	2,467,574	1,754,656	1,690,970	302,771	355,179

(3,267,889)	(2,335,983)	(4,544,016)	(2,404,283)	(3,023,971)	(949,629)	—	(765,945	)(2)
(2,427)	—	—	—	—	(189)	(3,645,999)	(478,216)
(1,279,184)	(4,964,126)	(2,848,865)	(3,789,070)	(2,714,350)	(3,434,480)	(571,338)	(807,228)
—	—	—	—	—	—	(2,687)	—
—	—	(134,934)	(76,599)	—	—	(5,340)	(2,275)
—	—	—	—	—	—	—	(5,640,424)

(4,549,500)	(7,300,109)	(7,527,815)	(6,269,952)	(5,738,321)	(4,384,298)	(4,225,364)	(7,694,088)

2,461,720	1,708,180	(3,013,006)	119,621	(2,577,816)	(756,404)	(2,018,949)	1,512,716

Notes to Financial Statements (continued)

	Small-Cap Core Fund			Small-Cap Growth Fund		Global Low Volatility Equity Fund
	Year Ended August 31, 2016	Year Ended August 31, 2015		Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015
Capital stock transactions in dollars:
Proceeds from sale of shares:
Investor class of shares	$—	$85,124	(2)	$24,197,134	$59,881,274	$—	$26,515	(2)
Advisor class of shares	7,593	2,534		—	—	110,308	2,465
Institutional class of shares	7,512,368	661,179		98,533,217	107,104,980	30,032,757	212,246
Retirement class R-6 of shares	—	—		—	—	—	—
Advisor class transfers from termination of Investor class	—	666,195		—	—	—	125,949

Net proceeds from sale of shares	7,519,961	1,415,032		122,730,351	166,986,254	30,143,065	367,175
Net asset value of shares issued to shareholders in payment of distributions declared:
Investor class of shares	—	—		18,971,056	64,686,862	—	1,464	(2)
Advisor class of shares	4,815	—		—	—	723	285
Institutional class of shares	50,512	—		19,873,633	57,163,406	278,039	51,285
Retirement class R-3 of shares	—	—		—	—	—	—
Retirement class R-6 of shares	—	—		—	—	—	—

Net proceeds from shares issued	55,327	—		38,844,689	121,850,268	278,762	53,034
Cost of shares redeemed:
Investor class of shares	—	(3,606	)(2)	(153,670,290)	(178,351,779)	—	(14,409	)(2)
Advisor class of shares	(54,259)	(2,890)		—	—	(5,598)	(3,549)
Institutional class of shares	(1,497,840)	(26,550)		(232,329,791)	(122,705,823)	(72,795)	(10,010)
Retirement class R-6 of shares	—	—		—	—	—	—
Advisor class transfers from termination of Investor class	—	(666,195)		—	—	—	(125,949)

Net cost of shares redeemed	(1,552,099)	(699,241)		(386,000,081)	(301,057,602)	(78,393)	(153,917)
Redemption fees	—	—		—	—	—	—

Net change resulting from fund share transactions in dollars	$6,023,189	$715,791		$(224,425,041)	$(12,221,080)	$30,343,434	$266,292

Capital stock transactions in shares:
Sale of shares:
Investor class of shares	—	8,038	(2)	1,560,531	3,035,093	—	2,380	(2)
Advisor class of shares	729	223		—	—	8,876	209
Institutional class of shares	714,579	58,516		6,166,782	5,259,971	2,693,452	18,591
Retirement class R-6 of shares	—	—		—	—	—	—
Advisor class transfers from termination of Investor class	—	57,981		—	—	—	10,389

Net sale of shares	715,308	124,758		7,727,313	8,295,064	2,702,328	31,569
Shares issued to shareholders in payment of distributions declared:
Investor class of shares	—	—		1,220,789	3,632,053	—	130	(2)
Advisor class of shares	451	—		—	—	63	25
Institutional class of shares	4,712	—		1,242,102	3,132,242	24,262	4,542
Retirement class R-3 of shares	—	—		—	—	—	—
Retirement class R-6 of shares	—	—		—	—	—	—

Net shares issued	5,163	—		2,462,891	6,764,295	24,325	4,697
Shares redeemed:
Investor class of shares	—	(339	)(2)	(10,045,724)	(9,037,485)	—	(1,270	)(2)
Advisor class of shares	(5,681)	(251)		—	—	(444)	(291)
Institutional class of shares	(140,397)	(2,386)		(14,824,948)	(6,160,736)	(6,055)	(874)
Retirement class R-6 of shares	—	—		—	—	—	—
Advisor class transfers from termination of Investor class	—	(57,981)		—	—	—	(10,389)

Net shares redeemed	(146,078)	(60,957)		(24,870,672)	(15,198,221)	(6,499)	(12,824)

Net change resulting from fund share transactions in shares	574,393	63,801		(14,680,468)	(138,862)	2,720,154	23,442

(1)	Reflects operations for the period from September 17, 2015 (inception date) to August 31, 2016.
(2)	Reflects operations for the period from September 1, 2014, to April 21, 2015 (termination of Investor class of shares).

BMO Funds

Disciplined International Equity Fund	Pyrford International Stock Fund		LGM Emerging Markets Equity Fund			TCH Emerging Markets Bond Fund
Period Ended August 31, 2016(1)	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015		Year Ended August 31, 2016	Year Ended August 31, 2015

$—	$24,600,796	$29,274,657	$—	$10,812,875	(2)	$—	$27,714	(2)
183,392	125,044	837,890	12,304,331	7,937,867		2,240	45,350
82,361,194	157,265,153	486,602,419	24,210,997	27,318,780		4,261	10,000
—	11,179,486	7,580,387	—	—		—	—

—	—	—	—	67,542,100		—	3,981,659

82,544,586	193,170,479	524,295,353	36,515,328	113,611,622		6,501	4,064,723

—	1,910,079	523,199	—	748,847	(2)	—	283,246	(2)
—	16,401	155	562,607	305		220,767	1,848
—	5,045,398	1,764,124	731,004	1,387,723		222,440	289,840
—	399	121	—	—		—	—
—	314,323	206	—	—		—	—

—	7,286,600	2,287,805	1,293,611	2,136,875		443,207	574,934

—	(21,379,221)	(9,501,426)	—	(5,071,919	)(2)	—	(855	)(2)
(60,715)	(831,920)	—	(34,906,050)	(2,512,123)		(66,846)	(205)
(12,451,871)	(321,169,468)	(70,009,306)	(42,709,937)	(39,195,824)		—	—
—	(2,475,984)	(480,963)	—	—		—	—
—	—	—	—	(67,542,100)		—	(3,981,659)

(12,512,586)	(345,856,593)	(79,991,695)	(77,615,987)	(114,321,966)		(66,846)	(3,982,719)
108	10,295	3,177	254	261		—	—

$70,032,108	$(145,389,219)	$446,594,640	$(39,806,794)	$1,426,792		$382,862	$656,938

—	2,068,034	2,316,403	—	786,382	(2)	—	2,758	(2)
19,419	10,726	67,683	995,220	598,708		243	4,412
8,345,169	13,350,667	37,832,055	1,921,645	1,997,469		429	908
—	939,422	592,066	—	—		—	—

—	—	—	—	4,868,984		—	385,759

8,364,588	16,368,849	40,808,207	2,916,865	8,251,543		672	393,837

—	166,673	42,467	—	56,136	(2)	—	28,438	(2)
—	1,431	13	48,375	23		24,722	186
—	439,495	142,960	62,747	103,871		24,909	29,100
—	35	10	—	—		—	—
—	27,380	17	—	—		—	—

—	635,014	185,467	111,122	160,030		49,631	57,724

—	(1,839,808)	(751,917)	—	(368,299	)(2)	—	(148	)(2)
(6,308)	(74,548)	—	(2,626,422)	(190,894)		(7,570)	(20)
(1,308,121)	(27,191,302)	(5,543,509)	(3,377,266)	(2,907,588)		—	—
—	(206,714)	(37,602)	—	—		—	—
—	—	—	—	(4,868,984)		—	(385,759)

(1,314,429)	(29,312,372)	(6,333,028)	(6,003,688)	(8,335,765)		(7,570)	(385,927)

7,050,159	(12,308,509)	34,660,646	(2,975,701)	75,808		42,733	65,634

Notes to Financial Statements (continued)

	Alternative Strategies Fund		Global Long/Short Equity Fund	Ultra Short Tax-Free Fund
	Year Ended August 31, 2016	Period Ended August 31, 2015(1)	Period Ended August 31, 2016(2)	Year Ended August 31, 2016	Year Ended August 31, 2015
Capital stock transactions in dollars:
Proceeds from sale of shares:
Investor class of shares	$—	$—	$—	$10,594,870	$34,499,397
Advisor class of shares	176,496	3,211,693	483,490	55,513	25,000
Institutional class of shares	86,807,782	32,877,000	3,547,875	386,923,045	732,280,458

Net proceeds from sale of shares	86,984,278	36,088,693	4,031,365	397,573,428	766,804,855
Net asset value of shares issued to shareholders in payment of distributions declared:
Investor class of shares	—	—	—	295,588	232,743
Advisor class of shares	2,839	—	—	132	91
Institutional class of shares	964,816	—	—	1,692,037	1,262,595

Net proceeds from shares issued	967,655	—	—	1,987,757	1,495,429
Cost of shares redeemed:
Investor class of shares	—	—	—	(21,875,452)	(37,929,231)
Advisor class of shares	(887,690)	(2,151,437)	(7,748)	(55,553)	(24,979)
Institutional class of shares	(12,792,404)	—	(49,426)	(541,894,764)	(693,822,928)

Net cost of shares redeemed	(13,680,094)	(2,151,437)	(57,174)	(563,825,769)	(731,777,138)

Net change resulting from fund share transactions in dollars	$74,271,839	$33,937,256	$3,974,191	$(164,264,584)	$36,523,146

Capital stock transactions in shares:
Sale of shares:
Investor class of shares	—	—	—	1,051,519	3,417,481
Advisor class of shares	17,279	303,423	48,577	5,509	2,478
Institutional class of shares	8,459,347	3,287,526	351,888	38,417,809	72,577,811

Net sale of shares	8,476,626	3,590,949	400,465	39,474,837	75,997,770
Shares issued to shareholders in payment of distributions declared:
Investor class of shares	—	—	—	29,340	23,056
Advisor class of shares	282	—	—	13	9
Institutional class of shares	95,621	—	—	168,066	125,162

Net shares issued	95,903	—	—	197,419	148,227
Shares redeemed:
Investor class of shares	—	—	—	(2,171,241)	(3,757,848)
Advisor class of shares	(86,934)	(206,249)	(750)	(5,515)	(2,478)
Institutional class of shares	(1,273,394)	—	(4,628)	(53,812,434)	(68,772,910)

Net shares redeemed	(1,360,328)	(206,249)	(5,378)	(55,989,190)	(72,533,236)

Net change resulting from fund share transactions in shares	7,212,201	3,384,700	395,087	(16,316,934)	3,612,761

(1)	Reflects operations for the period from December 16, 2014 (inception date) to August 31, 2015.
(2)	Reflects operations for the period from September 17, 2015 (inception date) to August 31, 2016.

BMO Funds

Short Tax-Free Fund		Short-Term Income Fund		Intermediate Tax-Free Fund		Mortgage Income Fund
Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015

$8,254,754	$14,697,884	$21,538,961	$21,701,066	$303,551,800	$498,756,928	$8,893,429	$8,605,907
726,443	428,043	138,520	—	1,694,228	3,500	5,481	—
125,580,353	93,615,103	177,384,144	188,063,432	264,143,418	274,371,800	14,473,126	8,766,527

134,561,550	108,741,030	199,061,625	209,764,498	569,389,446	773,132,228	23,372,036	17,372,434

237,387	327,112	668,656	848,728	29,129,421	25,330,824	2,478,073	2,813,001
3,317	380	370	296	45,391	46,680	508	729
342,378	194,867	1,948,568	1,114,115	6,370,896	4,080,191	250,810	208,761

583,082	522,359	2,617,594	1,963,139	35,545,708	29,457,695	2,729,391	3,022,491

(17,676,600)	(15,767,281)	(31,041,668)	(31,671,458)	(380,922,084)	(276,080,914)	(21,179,966)	(22,523,389)
(35,665)	(38)	(7,758)	—	(2,217,585)	—	—	—
(63,807,213)	(66,075,691)	(210,623,336)	(66,614,972)	(244,705,167)	(114,349,922)	(16,360,682)	(14,431,864)

(81,519,478)	(81,843,010)	(241,672,762)	(98,286,430)	(627,844,836)	(390,430,836)	(37,540,648)	(36,955,253)

$53,625,154	$27,420,379	$(39,993,543)	$113,441,207	$(22,909,682)	$412,159,087	$(11,439,221)	$(16,560,328)

807,524	1,437,965	2,303,957	2,316,962	26,553,160	44,153,582	951,599	919,498
71,053	41,925	14,746	—	148,986	311	587	—
12,284,978	9,152,374	18,916,667	20,068,196	23,113,614	24,302,385	1,545,784	941,413

13,163,555	10,632,264	21,235,370	22,385,158	49,815,760	68,456,278	2,497,970	1,860,911

23,243	32,003	71,445	90,624	2,544,022	2,240,079	264,677	299,827
324	37	39	32	3,970	4,128	54	78
33,492	19,060	207,919	118,778	556,153	361,137	26,811	22,275

57,059	51,100	279,403	209,434	3,104,145	2,605,344	291,542	322,180

(1,732,485)	(1,542,455)	(3,324,720)	(3,382,518)	(33,248,095)	(24,439,180)	(2,268,782)	(2,401,577)
(3,492)	(4)	(829)	—	(193,161)	—	—	—
(6,234,376)	(6,455,094)	(22,453,676)	(7,101,162)	(21,551,776)	(10,142,271)	(1,743,421)	(1,539,181)

(7,970,353)	(7,997,553)	(25,779,225)	(10,483,680)	(54,993,032)	(34,581,451)	(4,012,203)	(3,940,758)

5,250,261	2,685,811	(4,264,452)	12,110,912	(2,073,127)	36,480,171	(1,222,691)	(1,757,667)

Notes to Financial Statements (continued)

	TCH Intermediate Income Fund			TCH Corporate Income Fund		TCH Core Plus Bond Fund
	Year Ended August 31, 2016	Year Ended August 31, 2015		Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015
Capital stock transactions in dollars:
Proceeds from sale of shares:
Investor class of shares	$—	$1,349,483	(1)	$15,889,907	$102,866,491	$114,431,708	$193,582,142
Advisor class of shares	1,310,986	152,489		65,129	—	1,140,601	302,957
Institutional/Premier class of shares	19,158,174	29,094,301		30,562,895	87,268,477	100,178,326	175,200,648
Advisor class transfers from termination of Investor class	—	30,496,660		—	—	—	—

Net proceeds from sale of shares	20,469,160	61,092,933		46,517,931	190,134,968	215,750,635	369,085,747
Net asset value of shares issued to shareholders in payment of distributions declared:
Investor class of shares	—	391,920	(1)	3,841,197	3,989,662	16,828,416	18,010,897
Advisor class of shares	581,550	177,432		717	813	29,476	6,174
Institutional/Premier class of shares	995,883	1,493,931		1,973,523	2,220,373	12,741,064	13,801,439

Net proceeds from shares issued	1,577,433	2,063,283		5,815,437	6,210,848	29,598,956	31,818,510
Cost of shares redeemed:
Investor class of shares	—	(5,270,894	)(1)	(78,466,864)	(39,458,578)	(245,175,384)	(100,988,848)
Advisor class of shares	(6,341,490)	(2,681,713)		(33,000)	—	(108,607)	(12,103)
Institutional/Premier class of shares	(42,351,599)	(60,956,935)		(71,657,028)	(39,920,311)	(143,422,101)	(117,937,793)
Advisor class transfers from termination of Investor class	—	(30,496,660)		—	—	—	—

Net cost of shares redeemed	(48,693,089)	(99,406,202)		(150,156,892)	(79,378,889)	(388,706,092)	(218,938,744)

Net change resulting from fund share transactions in dollars	$(26,646,496)	$(36,249,986)		$(97,823,524)	$116,966,927	$(143,356,501)	$181,965,513

Capital stock transactions in shares:
Sale of shares:
Investor class of shares	—	127,371	(1)	1,256,150	7,988,013	9,982,746	16,475,479
Advisor class of shares	126,348	13,906		5,514	—	100,260	25,699
Institutional/Premier class of shares	1,839,154	2,755,232		2,492,220	6,805,605	8,781,394	14,894,239
Advisor class transfers from termination of Investor class	—	2,888,573		—	—	—	—

Net sale of shares	1,965,502	5,785,082		3,753,884	14,793,618	18,864,400	31,395,417
Shares issued to shareholders in payment of distributions declared:
Investor class of shares	—	37,000	(1)	314,467	312,288	1,474,824	1,535,138
Advisor class of shares	56,038	16,990		60	64	2,571	527
Institutional/Premier class of shares	96,182	141,649		161,853	173,659	1,116,150	1,176,276

Net shares issued	152,220	195,639		476,380	486,011	2,593,545	2,711,941
Shares redeemed:
Investor class of shares	—	(497,206	)(1)	(6,486,382)	(3,095,232)	(21,481,672)	(8,602,275)
Advisor class of shares	(613,026)	(257,544)		(2,542)	—	(9,517)	(1,053)
Institutional/Premier class of shares	(4,128,248)	(5,791,240)		(5,976,747)	(3,132,389)	(12,645,049)	(10,104,876)
Advisor class transfers from termination of Investor class	—	(2,888,573)		—	—	—	—

Net shares redeemed	(4,741,274)	(9,434,563)		(12,465,671)	(6,227,621)	(34,136,238)	(18,708,204)

Net change resulting from fund share transactions in shares	(2,623,552)	(3,453,842)		(8,235,407)	9,052,008	(12,678,293)	15,399,154

(1)	Reflects operations for the period from September 1, 2014, to May 19, 2015 (termination of Investor class of shares).
(2)	Reflects operations for the period from September 1, 2014, to April 21, 2015 (termination of Investor class of shares).

BMO Funds

Monegy High Yield Bond Fund			Government Money Market Fund		Tax-Free Money Market Fund		Prime Money Market Fund
Year Ended August 31, 2016	Year Ended August 31, 2015		Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015

$—	$5,088,580	(2)	$946,889,691	$503,002,591	$330,536,933	$326,883,986	$3,365,952,862	$3,522,719,193
36,554,073	3,962,546		—	—	—	—	—	—
12,247,396	6,100,393		4,862,045,847	2,263,896,142	1,511,925,818	1,820,616,630	7,453,071,942	8,192,382,872

—	41,847,934		—	—	—	—	—	—

48,801,469	56,999,453		5,808,935,538	2,766,898,733	1,842,462,751	2,147,500,616	10,819,024,804	11,715,102,065

—	2,155,397	(2)	5,370	5,698	67,804	18,578	108,168	36,126
2,338,389	795,168		—	—	—	—	—	—
1,254,834	2,129,094		139,583	5,274	18,093	3,343	346,779	36,117

3,593,223	5,079,659		144,953	10,972	85,897	21,921	454,947	72,243

—	(3,409,628	)(2)	(780,070,665)	(506,682,034)	(382,571,875)	(316,026,171)	(3,758,829,326)	(3,582,990,393)
(10,463,414)	(1,835,239)		—	—	—	—	—	—
(9,588,767)	(11,813,369)		(3,362,020,784)	(2,224,520,366)	(1,713,044,044)	(1,759,514,774)	(9,361,055,877)	(7,584,594,383)
—	(41,847,934)		—	—	—	—	—	—

(20,052,181)	(58,906,170)		(4,142,091,449)	(2,731,202,400)	(2,095,615,919)	(2,075,540,945)	(13,119,885,203)	(11,167,584,776)

$32,342,511	$3,172,942		$1,666,989,042	$35,707,305	$(253,067,271)	$71,981,592	$(2,300,405,452)	$547,589,532

—	512,898	(2)	946,889,691	503,002,591	330,536,933	326,883,986	3,365,952,862	3,522,719,193
3,920,938	406,925		—	—	—	—	—	—
1,331,768	617,472		4,862,045,847	2,263,896,142	1,511,925,818	1,820,616,630	7,453,071,942	8,192,382,872

—	4,249,540		—	—	—	—	—	—

5,252,706	5,786,835		5,808,935,538	2,766,898,733	1,842,462,751	2,147,500,616	10,819,024,804	11,715,102,065

—	219,824	(2)	5,370	5,698	67,804	18,578	108,168	36,126
254,964	82,464		—	—	—	—	—	—
136,962	218,115		139,583	5,274	18,093	3,343	346,779	36,117

391,926	520,403		144,953	10,972	85,897	21,921	454,947	72,243

—	(341,231	)(2)	(780,070,665)	(506,682,034)	(382,571,875)	(316,026,171)	(3,758,829,326)	(3,582,990,393)
(1,141,300)	(190,085)		—	—	—	—	—	—
(1,055,620)	(1,202,200)		(3,362,020,784)	(2,224,520,366)	(1,713,044,044)	(1,759,514,774)	(9,361,055,877)	(7,584,594,383)
—	(4,249,540)		—	—	—	—	—	—

(2,196,920)	(5,983,056)		(4,142,091,449)	(2,731,202,400)	(2,095,615,919)	(2,075,540,945)	(13,119,885,203)	(11,167,584,776)

3,447,712	324,182		1,666,989,042	35,707,305	(253,067,271)	71,981,592	(2,300,405,452)	547,589,532

Notes to Financial Statements (continued)

Institutional Prime Money Market Fund
Period Ended August 31, 2016(1)
Capital stock transactions in dollars:
Proceeds from sale of shares:
Investor class of shares	$992,287
Premier class of shares	747,124,675

Net proceeds from sale of shares	748,116,962
Net asset value of shares issued to shareholders in payment of distributions declared:
Investor class of shares	24
Premier class of shares	44

Net proceeds from shares issued	68
Cost of shares redeemed:
Investor class of shares	—
Premier class of shares	(331,906,646)

Net cost of shares redeemed	(331,906,646)

Net change resulting from fund share transactions in dollars	$416,210,384

Capital stock transactions in shares:
Sale of shares:
Investor class of shares	992,287
Premier class of shares	747,124,675

Net sale of shares	748,116,962
Shares issued to shareholders in payment of distributions declared:
Investor class of shares	24
Premier class of shares	44

Net shares issued	68
Shares redeemed:
Investor class of shares	—
Premier class of shares	(331,906,646)

Net shares redeemed	(331,906,646)

Net change resulting from fund share transactions in shares	416,210,384

(1)	Reflects operations for the period from June 3, 2016 (inception date) to August 31, 2016.

BMO Funds

6.	Investment Adviser Fee and Other Transactions with Affiliates

Investment Advisory Fees—The Adviser receives for its services an investment adviser fee based on a percentage of each Fund’s average daily net assets (“ADNA”) as listed below.

	Fund’s ADNA
Fund	on the first $500 million	on the next $200 million	on the next $100 million	in excess of $800 million
Low Volatility Equity Fund	0.500%	0.490%	0.450%	0.400%
Dividend Income Fund	0.500	0.490	0.450	0.400
Mid-Cap Value Fund	0.685	0.670	0.570	0.510
Mid-Cap Growth Fund	0.685	0.670	0.570	0.510
Small-Cap Value Fund	0.685	0.680	0.620	0.610
Small-Cap Growth Fund	0.950	0.900	0.900	0.900
Global Low Volatility Equity Fund	0.650	0.640	0.600	0.550
Pyrford International Stock Fund	0.735	0.720	0.620	0.560
LGM Emerging Markets Equity Fund	0.900	0.890	0.850	0.800

	Fund’s ADNA
Fund	on the first $100 million	on the next $150 million	on the next $250 million	in excess of $500 million
TCH Emerging Markets Bond Fund	0.550%	0.550%	0.550%	0.550%
Ultra Short Tax-Free Fund	0.200	0.190	0.170	0.100
Short Tax-Free Fund	0.200	0.190	0.170	0.150
Short-Term Income Fund	0.200	0.190	0.170	0.100
Intermediate Tax-Free Fund	0.250	0.160	0.120	0.100
Mortgage Income Fund	0.250	0.200	0.200	0.200
TCH Intermediate Income Fund	0.250	0.200	0.200	0.200
TCH Corporate Income Fund	0.200	0.190	0.150	0.100
TCH Core Plus Bond Fund	0.250	0.160	0.120	0.100
Monegy High Yield Bond Fund	0.500	0.500	0.500	0.500

	Fund’s ADNA
Fund	on the first $1 billion	on the next $1 billion	in excess of $2 billion
Large-Cap Value Fund(1)	0.500%	0.475%	0.450%
Large-Cap Growth Fund(1)	0.500	0.475	0.450
Small-Cap Core Fund	0.650	0.625	0.600
Disciplined International Equity Fund(2)	0.600	0.575	0.550
Alternative Strategies Fund	1.700	1.675	1.650
Global Long/Short Equity Fund(2)	1.000	0.975	0.950

	Fund’s ADNA
Fund	on the first $2 billion	on the next $2 billion	on the next $2 billion	on the next $2 billion	in excess of $8 billion
Government Money Market Fund	0.200%	0.185%	0.170%	0.155%	0.140%
Tax-Free Money Market Fund	0.200	0.185	0.170	0.155	0.140
Prime Money Market Fund	0.150	0.135	0.120	0.105	0.090
Institutional Prime Money Market Fund(3)	0.150	0.135	0.120	0.105	0.090

(1)	Effective December 29, 2015, the investment adviser fees and breakpoint tiers were reduced for these BMO Funds. Prior to December 29, 2015, the fees charged based on the Funds’ ADNA were as follows: 0.70% on the first $500 million, 0.65% on the next $200 million, 0.60% on the next $100 million and 0.55% in excess of $800 million.
(2)	Fund inception date is September 17, 2015.
(3)	Fund inception date is June 3, 2016.

Notes to Financial Statements (continued)

The Pyrford International Stock Fund’s sub-adviser is Pyrford International Ltd., an affiliate of the Adviser. The LGM Emerging Markets Equity Fund’s sub-adviser is LGM Investments Limited, an affiliate of the Adviser. The TCH Emerging Markets Bond Fund, TCH Intermediate Income Fund, TCH Corporate Income Fund and TCH Core Plus Bond Fund’s sub-adviser is Taplin, Canida & Habacht, LLC, an affiliate of the Adviser. One of the sub-advisers of the Alternative Strategies Fund is CTC myCFO, LLC, an affiliate of the Adviser. The Monegy High Yield Bond Fund’s sub-adviser is Monegy, Inc., an affiliate of the Adviser. The Adviser compensates each sub-adviser based on the level of average daily net assets of each respective Fund managed by each sub-adviser.

Contractual Expense Limitation — The Adviser has agreed to waive or reduce its investment advisory fee or reimburse expenses to the extent necessary to prevent class specific total annual operating expenses (excluding taxes, dividend and interest expense, brokerage commissions, other investment related costs, Acquired Fund Fees and Expenses and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of a Fund’s business) from exceeding the amounts for the periods set forth below. The Adviser may not terminate this arrangement prior to December 31, 2017, without the consent of the Directors, unless the investment advisory agreement is terminated. The Adviser may voluntarily choose to waive any portion of its fee beyond its contractual agreement. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. Additionally, the agreement does not provide for recoupment by the Adviser of waived fees or reimbursed expenses.

	Annualized Contractual Expense Limitation
Fund	Investor Class		Advisor Class		Institutional Class		Premier Class	Retirement Class R-3	Retirement Class R-6
Low Volatility Equity Fund			0.90%		0.65%
Dividend Income Fund			0.90		0.65
Large-Cap Value Fund	1.00	%(1)	1.00	(1)	0.75	(2)			0.60	%(3)
Large-Cap Growth Fund	1.00	(1)	1.00	(1)	0.75	(2)			0.60	(3)
Mid-Cap Value Fund	1.24		1.24		0.99			1.49%	0.84
Mid-Cap Growth Fund	1.24		1.24		0.99			1.49	0.84
Small-Cap Value Fund			1.24		0.99			1.49	0.84
Small-Cap Core Fund			1.15		0.90
Small-Cap Growth Fund	1.44				1.19
Global Low Volatility Equity Fund			1.10		0.85
Disciplined International Equity Fund(4)			1.15		0.90
Pyrford International Stock Fund	1.24		1.24		0.99			1.49	0.84
LGM Emerging Markets Equity Fund			1.40		1.15
TCH Emerging Markets Bond Fund			1.00		0.85
Alternative Strategies Fund			2.20		1.95
Global Long/Short Equity Fund(4)			1.60		1.35
Ultra Short Tax-Free Fund	0.55		0.55		0.30
Short Tax-Free Fund	0.55		0.55		0.40
Short-Term Income Fund	0.60		0.60		0.35
Intermediate Tax-Free Fund	0.55		0.55		0.50
Mortgage Income Fund	0.80		0.80		0.55
TCH Intermediate Income Fund			0.80		0.55
TCH Corporate Income Fund	0.59		0.59		0.55
TCH Core Plus Bond Fund	0.59		0.59		0.55
Monegy High Yield Bond Fund			0.90		0.65
Government Money Market Fund	0.45						0.20%
Tax-Free Money Market Fund	0.45						0.20
Prime Money Market Fund	0.45						0.20
Institutional Prime Money Market Fund(5)	0.45						0.20

(1)	Effective December 29, 2015. Prior to December 29, 2015, the annual rate was 1.20%.
(2)	Effective December 29, 2015. Prior to December 29, 2015, the annual rate was 0.95%.
(3)	Class inception date is December 28, 2015.
(4)	Fund inception date is September 17, 2015.
(5)	Fund inception date is June 3, 2016.

For the period ended August 31, 2016, the Adviser chose to voluntarily waive beyond its contractual expense limitations for the following Funds in the following amounts to ensure shareholders earned at least 0.01% return on their investment:

Fund	Amount
Government Money Market Fund	$317,319
Tax-Free Money Market Fund	472,744
Prime Money Market Fund	783,143

BMO Funds

Shareholder Servicing Fees—Under the terms of a Shareholder Services Agreement with the Adviser, certain Funds pay the Adviser at the annual rate of 0.25% of average daily net assets of the Fund’s Investor Class shares for the period. The fee paid to the Adviser is used to finance certain services for shareholders and to maintain shareholder accounts.

Distribution Services Fees—Certain Funds are subject to a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan authorizes payments by the Fund to finance activities intended to result in the sale of its Advisor Class and Retirement Class R-3 shares. The Plan provides that the Fund may incur distribution expenses of 0.25% and 0.50% of the average daily net assets of the Fund’s Advisor Class and Retirement Class R-3 shares, respectively.

Administration Fees—The fee paid to the Adviser is based on each Fund’s average daily net assets with respect to Administration Fee Schedules A and the aggregate average daily net assets of all Funds representing Administration Fee Schedule B as listed below.

Administration Fee Schedule A		Administration Fee Schedule B
Annual Rate		Annual Rate	ADNA
0.1500%		0.0400%	on the first $2 billion
		0.0300	on the next $2 billion
		0.0250	on the next $2 billion
		0.0200	on the next $2 billion
		0.0100	in excess of $8 billion

Fund		Fund
Low Volatility Equity Fund	TCH Emerging Markets Bond Fund	Government Money Market Fund
Dividend Income Fund	Alternative Strategies Fund	Tax-Free Money Market Fund
Large-Cap Value Fund(3)	Global Long/Short Equity Fund(1)	Prime Money Market Fund
Large-Cap Growth Fund(3)	Ultra Short Tax-Free Fund	Institutional Prime Money Market Fund(2)
Mid-Cap Value Fund(3)	Short Tax-Free Fund
Mid-Cap Growth Fund(3)	Short-Term Income Fund
Small-Cap Value Fund(3)	Intermediate Tax-Free Fund
Small-Cap Core Fund	Mortgage Income Fund
Small-Cap Growth Fund	TCH Intermediate Income Fund
Global Low Volatility Equity Fund	TCH Corporate Income Fund
Disciplined International Equity Fund(1)	TCH Core Plus Bond Fund
Pyrford International Stock Fund(3)	Monegy High Yield Bond Fund
LGM Emerging Markets Equity Fund

(1)	Fund inception date is September 17, 2015
(2)	Fund inception date is June 3, 2016
(3)	For the period ended August 31, 2016, the Funds with class-specific Administration Fees were as follows:

Fund	Investor Class	Advisor Class	Institutional Class	Retirement Class R-3	Retirement Class R-6(a)
Large-Cap Value Fund	$234,981	$49	$176,821	$—	$—
Large-Cap Growth Fund	231,279	390	103,089	—	—
Mid-Cap Value Fund	244,914	49	130,900	38	—
Mid-Cap Growth Fund	162,593	43	94,470	35	—
Small-Cap Value Fund	—	99,779	31,082	96	—
Pyrford International Stock Fund	137,066	615	844,112	34	—

(a)	Retirement Class R-6 does not pay an Administrative Fee.

Custodian Fees—BMO Harris is the Funds’ custodian, except for the International Funds, for which State Street Bank & Trust Company maintains custody. BMO Harris receives fees consisting of 0.005% on the first $10 billion average daily net assets, based on the collective net assets of the Corporation custodied by BMO Harris, and 0.0025% on all assets in excess of $10 billion.

Notes to Financial Statements (continued)

Securities Lending—The Funds pay a fee to BMO Harris for its services as the securities lending agent. The securities lending income as shown in the Statements of Operations is net of these fees. The following amounts were paid for the period ended August 31, 2016:

Fund	Fees Paid
Low Volatility Equity Fund	$21,737
Dividend Income Fund	23,782
Large-Cap Value Fund	56,074
Large-Cap Growth Fund	38,657
Mid-Cap Value Fund	46,544
Mid-Cap Growth Fund	36,883
Small-Cap Value Fund	17,426

Fund	Fees Paid
Small-Cap Core Fund	$3,131
Small-Cap Growth Fund	364,980
Short-Term Income Fund	20,673
TCH Intermediate Income Fund	10,917
TCH Corporate Income Fund	24,937
TCH Core Plus Bond Fund	74,002

Investments in Affiliated Issuers—An affiliated issuer is an entity in which the Fund has ownership of at least 5% of the voting securities or any investment in a BMO Fund. Issuers that are affiliates of the Fund at period-end are noted in the Fund’s Schedule of Investments. Additional security purchases and the reduction of certain securities shares outstanding of existing portfolio holdings that were not considered affiliated in prior years may result in the Funds owning in excess of 5% of the outstanding shares at period-end. The table below reflects transactions during the year with entities that are affiliates as of August 31, 2016 and may include acquisitions of new investments, prior year holdings that became affiliated during the period and prior period affiliated holdings that are no longer affiliated as of year-end.

Security/Fund Description	Value, Beginning of Period	Purchases	Sales Proceeds	Value, End of Period	Dividends Credited to Income	Net Realized Gain on Capital Gain Distributions
Cash Sweep Investments in BMO Government Money Market Fund, Premier Class, 0.150%
Mortgage Income Fund	$1,524,417	$42,121,334	$38,939,462	$4,706,289	$2,916	$—

Cash Sweep Investments in BMO Tax-Free Money Market Fund, Premier Class, 0.390%
Ultra Short Tax-Free Fund	2,807,077	334,589,494	336,827,629	568,942	11,670	—
Short Tax-Free Fund	2,946,935	95,702,340	98,144,471	504,804	6,947	—
Intermediate Tax-Free Fund	19,318,314	284,680,274	300,405,966	3,592,622	11,380	—

Cash Sweep Investments in BMO Prime Money Market Fund, Premier Class, 0.230%
Low Volatility Equity Fund	6,245,933	46,636,830	52,882,763	—	4,089	—
Dividend Income Fund	2,800,936	16,527,132	19,328,068	—	3,357	—
Large-Cap Value Fund	5,959,946	42,376,786	48,336,732	—	6,780	—
Large-Cap Growth Fund	4,499,155	30,747,336	35,246,491	—	5,379	—
Mid-Cap Value Fund	11,221,418	45,722,203	56,943,621	—	8,627	—
Mid-Cap Growth Fund	4,639,539	52,110,430	56,749,969	—	7,561	—
Small-Cap Value Fund	5,566,813	27,941,765	33,508,578	—	4,261	—
Small-Cap Core Fund	47,479	5,650,516	5,697,995	—	349	—
Small-Cap Growth Fund	22,731,181	237,427,200	260,158,381	—	22,484	—
Short-Term Income Fund	6,644,766	161,139,298	167,784,064	—	10,207	—
TCH Intermediate Income Fund	4,336,323	57,204,905	61,541,228	—	4,964	—
TCH Corporate Income Fund	6,085,570	143,404,360	149,489,930	—	16,583	—
TCH Core Plus Bond Fund	19,640,890	395,662,035	415,302,925	—	46,722	—
Monegy High Yield Bond Fund	3,669,881	25,251,235	28,921,116	—	3,258	—

Cash Sweep Investments in BMO Institutional Prime Money Market Fund, Premier Class, 0.430%
Low Volatility Equity Fund	—	25,840,301	22,012,403	3,827,898	2,955	—
Dividend Income Fund	—	5,334,931	3,612,316	1,722,615	1,635	—
Large-Cap Value Fund	—	47,025,138	41,706,825	5,318,313	4,866	—
Large-Cap Growth Fund	—	48,466,590	43,397,280	5,069,310	5,211	—
Mid-Cap Value Fund	—	24,944,201	21,364,022	3,580,179	3,462	—
Mid-Cap Growth Fund	—	18,680,848	14,881,734	3,799,114	3,389	—
Small-Cap Value Fund	—	11,067,216	7,775,256	3,291,960	2,069	—
Small-Cap Core Fund	—	942,704	759,567	183,137	204	—
Small-Cap Growth Fund	—	80,941,860	66,774,295	14,167,565	9,965	—
Short-Term Income Fund	—	81,430,257	74,652,630	6,777,627	7,611	—
TCH Intermediate Income Fund	—	15,901,886	14,484,605	1,417,281	2,768	—
TCH Corporate Income Fund	—	35,863,616	27,708,839	8,154,777	10,379	—
TCH Core Plus Bond Fund	—	141,293,209	111,382,590	29,910,619	27,176	—
Monegy High Yield Bond Fund	—	34,547,042	31,154,132	3,392,910	5,298	—

Investments in Other Affiliates
Fund/Security Description
Short Tax-Free Fund
Ultra Short Tax-Free Fund	851,005	6,247	—	856,408	5,616	787
Intermediate Tax-Free Fund
Ultra Short Tax-Free Fund	5,019,275	36,846	—	5,051,144	33,140	4,640

BMO Funds

Interfund Borrowing and Lending—The Funds participate in an interfund lending program. This program allows the Funds to lend cash to and/or borrow cash from other Funds for temporary purposes, although the Money Market Funds cannot participate as borrowers. The program is subject to a number of conditions, including the requirement that the interfund loan rate to be charged to the Funds under the program is (i) more favorable to the lending Fund than the rate it could otherwise obtain from investing cash in repurchase agreements or purchasing shares of a Money Market Fund and (ii) more favorable to the borrowing Fund than the lowest interest rate at which bank short-term loans would be available to the Funds. In addition, a Fund may participate in the program only if its participation is consistent with the Fund’s investment policies and limitations. The Directors are responsible for the oversight of the interfund lending program. No interfund borrowing or lending balances existed as of August 31, 2016.

Funds utilizing the Interfund lending program, borrowing solely from the BMO Prime Money Market Fund during the year ended August 31, 2016, were as follows:

Fund	Average Daily Loan Balance Outstanding	Weighted Average Interest Rate
Low Volatility Equity Fund	$688	0.853%
Large-Cap Growth Fund	3,827	0.810
Mid-Cap Value Fund	11	0.863
Small-Cap Value Fund	61,050	0.871
Small-Cap Core Fund	2,979	0.810
Small-Cap Growth Fund	7,223	0.846
Ultra Short Tax-Free Fund	10,977	0.690
Short Tax-Free Fund	4,210	0.848
Short-Term Income Fund	14,016	0.879
Intermediate Tax-Free Fund	2,456	0.850
Mortgage Income Fund	33,708	0.825
TCH Intermediate Income Fund	249	0.702
TCH Corporate Income Fund	48,991	0.808
TCH Core Plus Bond Fund	7,025	0.853
Monegy High Yield Bond Fund	553	0.853

Investment Transactions—The Funds, on occasion, may purchase or sell a security with another Fund or client of the Adviser pursuant to procedures approved by the Directors.

General—Certain of the Officers and Directors of the Corporation are also Officers and Directors/Trustees of one or more of the above companies, which are affiliates of the Corporation. None of the Fund Officers or interested Directors receives any compensation from the Funds.

7.	Line of Credit

Through January 14, 2016, the Corporation, on behalf of the respective Funds, participated in a $25 million unsecured, committed revolving line of credit (“LOC”) agreement with State Street Bank and Trust Company. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings were charged interest at a rate of 1.25% per annum over the greater of the Federal Funds rate or the London Interbank Offered Rate (“LIBOR”) and included a commitment fee of 0.15% per annum on the daily unused portion and an administrative fee of 0.025% per annum on the entire LOC. Effective January 15, 2016, the Corporation, on behalf of the respective Funds, entered into $25 million unsecured, committed revolving LOC agreement with UMB Bank, n.a. Borrowings are charged interest at a rate of LIBOR plus 1.25% and a commitment fee of 0.20% per annum on the daily unused portion with no administrative fee. The Tax-Free Money Market Fund utilized this LOC as borrower for the year ended August 31, 2016. No borrowings were outstanding under the LOC at August 31, 2016. For the year ended August 31, 2016, the average daily loan balance outstanding was $28,845 and the weighted average interest rate was 1.70%.

Notes to Financial Statements (continued)

8.	Investment Transactions

Purchases and sales of investments, excluding short-term U.S. government securities, short-term obligations, and in-kind contributions, for the year ended August 31, 2016 were as follows:

	Other than U.S Government Securities		U.S. Government Securities
Fund	Purchases	Sales	Purchases	Sales
Low Volatility Equity Fund	$108,741,840	$42,232,316	$—	$—
Dividend Income Fund	57,850,484	70,565,598	—	—
Large-Cap Value Fund	205,144,285	162,295,603	—	—
Large-Cap Growth Fund	158,265,627	156,225,774	—	—
Mid-Cap Value Fund	60,465,780	124,012,193	—	—
Mid-Cap Growth Fund	99,321,887	169,666,024	—	—
Small-Cap Value Fund	33,389,692	62,391,505	—	—
Small-Cap Core Fund	11,523,503	5,660,264	—	—
Small-Cap Growth Fund	300,137,307	569,826,091	—	—
Global Low Volatility Equity Fund	42,036,314	11,843,133	—	—
Disciplined International Equity(1)	111,982,963	41,852,951	—	—
Pyrford International Stock Fund	75,031,176	209,963,858	—	—
LGM Emerging Markets Equity Fund	33,986,484	75,718,018	—	—
TCH Emerging Markets Bond Fund	3,294,104	3,252,841	—	—
Alternative Strategies Fund	200,556,119	163,444,545	50,947	28,685
Global Long/Short Equity(1)	5,223,892	1,378,246	—	—
Ultra Short Tax-Free Fund	375,263,642	528,262,797	—	—
Short Tax-Free Fund	127,725,387	68,514,339	—	—
Short-Term Income Fund	124,495,230	151,198,804	81,087,604	100,517,389
Intermediate Tax-Free Fund	771,956,042	765,001,586	—	—
Mortgage Income Fund	14,267,180	5,855,204	—	22,512,037
TCH Intermediate Income Fund	24,420,804	40,968,045	21,711,429	27,308,541
TCH Corporate Income Fund	115,461,871	205,071,975	21,082,938	23,658,992
TCH Core Plus Bond Fund	217,477,089	381,937,962	164,874,348	151,143,028
Monegy High Yield Bond Fund	67,978,977	37,811,884	—	—

(1)	Reflects operations for the period from September 17, 2015 (inception date) to August 31, 2016.

9.	Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatment of net operating loss, foreign currency transactions, paydown gain or loss, market discount accretion, premium amortization, and expiring capital loss carryforwards.

To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts, on the Statements of Assets and Liabilities, based on their Federal tax basis treatment; temporary differences do not require reclassification and had no impact on the NAV of the Funds.

The Funds complied with the FASB interpretation Accounting for Uncertainty in Income Taxes, which provides guidance for how uncertain tax provisions should be recognized, measured, presented, and disclosed in the financial statements. Accounting for Uncertainty in Income Taxes requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not,” (i.e., greater than 50 percent) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax benefit or expense in the current year.

Accounting for Uncertainty in Income Taxes requires management of the Funds to analyze all open tax years, as defined by the statutes of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for exam by the taxing authorities (i.e., the last four tax years and the interim tax period since then). The Funds have no examinations in progress. For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Funds reviewed all tax positions taken or expected to be taken in the preparation of the Funds’ tax returns and concluded that Accounting for Uncertainty in Income Taxes resulted in no effect on the Funds’ reported net assets or results of operations as of and during the period ended August 31, 2016. Management of the Funds also is not aware of any tax positions for which it is reasonably possible that the total amounts of recognized tax benefits will significantly change in the next twelve months.

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable in part to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign

BMO Funds

investment companies, derivatives, foreign unrealized capital gains tax, foreign currency, and the discount accretion/premium amortization of debt securities.

Fund	Cost of Investments for Federal Tax Purposes		Gross Unrealized Appreciation for Federal Tax Purposes	Gross Unrealized (Depreciation) for Federal Tax Purposes	Net Unrealized Appreciation (Depreciation) for Federal Tax Purposes
Low Volatility Equity Fund	$198,750,171		$17,050,406	$(3,119,080)	$13,931,326
Dividend Income Fund	152,541,003		22,428,319	(2,207,413)	20,220,906
Large-Cap Value Fund	411,057,676		42,900,060	(6,000,406)	36,899,654
Large-Cap Growth Fund	330,358,656		52,546,563	(5,870,512)	46,676,051
Mid-Cap Value Fund	293,163,523		54,537,465	(8,876,626)	45,660,839
Mid-Cap Growth Fund	157,344,366		32,762,643	(4,474,879)	28,287,764
Small-Cap Value Fund	94,279,129		11,716,227	(4,171,489)	7,544,738
Small-Cap Core Fund	15,561,504		1,572,389	(488,352)	1,084,037
Small-Cap Growth Fund	437,209,057		76,940,598	(15,762,188)	61,178,410
Global Low Volatility Equity Fund	44,592,810		4,346,960	(407,587)	3,939,373
Disciplined International Equity Fund	73,277,418		3,505,049	(3,610,567)	(105,518)
Pyrford International Stock Fund	610,806,361		57,287,759	(54,747,571)	2,540,188
LGM Emerging Markets Equity Fund	117,776,580		26,480,416	(6,120,008)	20,360,408
TCH Emerging Markets Bond Fund	9,502,317		536,521	(318,977)	217,544
Alternative Strategies Fund	109,075,000		4,920,710	(2,072,998)	2,847,712
Global Long/Short Equity Fund	6,229,847		425,654	(170,252)	255,402
Ultra Short Tax-Free Fund	605,621,283		919,511	(520,399)	399,112
Short Tax-Free Fund	184,473,851		1,995,983	(222,250)	1,773,733
Short-Term Income Fund	350,658,488		2,379,149	(359,452)	2,019,697
Intermediate Tax-Free Fund	1,736,248,086		97,864,343	(596,732)	97,267,611
Mortgage Income Fund	103,760,017		3,690,133	(193,844)	3,496,289
TCH Intermediate Income Fund	102,931,746		1,834,742	(397,516)	1,437,226
TCH Corporate Income Fund	240,284,862		7,095,757	(2,229,078)	4,866,679
TCH Core Plus Bond Fund	1,127,500,506		34,945,068	(7,675,997)	27,269,071
Monegy High Yield Bond Fund	102,387,507		3,737,177	(383,316)	3,353,861
Government Money Market Fund	2,314,467,527	*	—	—	—
Tax-Free Money Market Fund	393,126,324	*	—	—	—
Prime Money Market Fund	1,572,128,613	*	—	—	—
Institutional Prime Money Markey Fund	416,330,460	*	—	—	—

*at amortized cost

The tax character of distributions reported on the Statement of Changes in Net Assets for the years ended August 31, 2016 and August 31, 2015, were as follows:

	2016			2015
Fund	Ordinary Income(1)	Tax-Exempt Income	Long-Term Capital Gains	Ordinary Income(1)	Tax-Exempt Income	Long-Term Capital Gains
Low Volatility Equity Fund	$1,746,043	$—	$2,243,100	$3,608,561	$—	$1,280,980
Dividend Income Fund	2,805,501	—	6,868,977	3,621,411	—	7,100,830
Large-Cap Value Fund	9,598,945	—	24,138,585	5,149,082	—	20,618,243
Large-Cap Growth Fund	6,033,858	—	26,944,126	12,930,101	—	21,930,792
Mid-Cap Value Fund	2,621,289	—	27,098,506	7,822,943	—	31,037,272
Mid-Cap Growth Fund	—	—	29,057,778	820,032	—	34,240,425
Small-Cap Value Fund	261,828	—	3,593,261	599,661	—	4,059,349
Small-Cap Core Fund	8,676	—	49,672	—	—	—
Small-Cap Growth Fund	—	—	40,427,824	32,110,510	—	96,656,948
Global Low Volatility Equity Fund	277,838	—	1,139	53,185	—	—
Pyrford International Stock Fund	15,648,329	—	—	2,655,059	—	—
LGM Emerging Markets Equity Fund	1,456,762	—	—	2,422,730	—	—
TCH Emerging Markets Bond Fund	393,245	—	49,962	574,934	—	—
Alternative Strategies Fund	1,041,789	—	—	—	—	—
Ultra Short Tax-Free Fund	62,033	4,069,527	608,075	736	4,498,991	23,343
Short Tax-Free Fund	187,219	1,978,212	149,029	27,354	1,642,272	8,101
Short-Term Income Fund	4,248,538	—	—	3,300,401	—	—
Intermediate Tax-Free Fund	32,028	40,541,321	2,820,294	195,902	37,974,429	—
Mortgage Income Fund	3,249,887	—	—	3,603,797	—	—
TCH Intermediate Income Fund	2,194,786	—	—	2,916,603	—	—
TCH Corporate Income Fund	8,488,508	—	991,224	7,982,948	—	920,229

Notes to Financial Statements (continued)

	2016			2015
Fund	Ordinary Income (1)	Tax-Exempt Income	Long-Term Capital Gains	Ordinary Income (1)	Tax-Exempt Income	Long-Term Capital Gains
TCH Core Plus Bond Fund	$31,505,501	$—	$353,732	$30,079,660	$—	$4,351,530
Monegy High Yield Bond Fund	3,905,456	—	—	4,170,116	—	1,566,305
Government Money Market Fund	733,949	—	—	63,363	—	—
Tax-Free Money Market Fund	50,489	708,010	186,054	57,184	62,197	—
Prime Money Market Fund	5,070,691	—	—	449,144	—	—
Institutional Prime Money Market Fund	386,189	—	—	—	—	—

(1)	For tax purposes, short-term capital gain distributions are considered ordinary income.

As of August 31, 2016, the components of distributable earnings on a tax basis are as follows:

Fund	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Foreign Currency, Futures, Short Sales Dividend Payable, and Other Adjustments	Unrealized Appreciation (Depreciation)
Low Volatility Equity Fund	$386,543	$—	$1,719,238	$—	$—	$13,931,326
Dividend Income Fund	456,320	—	410,443	—	—	20,220,906
Large-Cap Value Fund	989,078	—	542,177	—	—	36,899,654
Large-Cap Growth Fund	700,529	—	13,037,628	—	2	46,676,051
Mid-Cap Value Fund	450,934	—	23,898,125	—	—	45,660,839
Mid-Cap Growth Fund	—	—	2,275,894	—	—	28,287,764
Small-Cap Value Fund	2,005,865	—	—	(853,128)	(1)	7,544,738
Small-Cap Core Fund	49,869	—	88,922	—	(1)	1,084,037
Small-Cap Growth Fund	—	—	—	(61,238,975)	—	61,178,410
Global Low Volatility Equity Fund	782,596	—	5,200	—	(859)	3,939,373
Disciplined International Equity Fund	1,247,501	—	—	(3,600,081)	911	(105,518)
Pyrford International Stock Fund	13,037,761	—	—	(24,342,484)	(31,652)	2,540,188
LGM Emerging Markets Equity Fund	957,619	—	—	(7,402,630)	1,877	20,360,408
TCH Emerging Markets Bond Fund	232,485	—	—	(265,428)	(23)	217,544
Alternative Strategies Fund	—	—	—	(440,030)	(1,097,414)	2,847,712
Global Long/Short Equity Fund	48,178	—	38	—	(46,810)	255,402
Ultra Short Tax-Free Fund	—	223,459	115,809	—	(238,842)	399,112
Short Tax-Free Fund	10,806	198,093	38,121	—	(189,552)	1,773,733
Short-Term Income Fund	186,775	—	—	(1,778,430)	(175,646)	2,019,697
Intermediate Tax-Free Fund	1,908,255	714,040	3,410,963	—	(675,713)	97,267,611
Mortgage Income Fund	22,133	—	—	(5,030,236)	(37,060)	3,496,289
TCH Intermediate Income Fund	29,707	—	—	(22,596,875)	(39,734)	1,437,226
TCH Corporate Income Fund	483,824	—	24,871	—	(246,119)	4,866,679
TCH Core Plus Bond Fund	1,526,729	—	—	(2,617,371)	(168,973)	27,269,071
Monegy High Yield Bond Fund	13,546	—	—	(5,862,352)	(22,933)	3,353,861
Government Money Market Fund	138,879	—	—	—	(139,020)	—
Tax-Free Money Market Fund	1,219	122,412	69,470	—	(130,732)	—
Prime Money Market Fund	210,583	—	—	—	(234,546)	—
Institutional Prime Money Market Fund	169,740	—	—	—	(153,255)	—

At August 31, 2016, certain Funds had capital loss carryforwards, which may reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders that would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

	Capital Loss Carryforward to Expire In:		Not Subject to Expiration
Fund	2018	2019	ST	LT	Total
Small-Cap Growth Fund	$—	$—	$17,423,115	$—	$17,423,115
Disciplined International Equity Fund	—	—	3,198	—	3,198
Pyrford International Stock Fund	—	—	989,027	1,214,263	2,203,290
LGM Emerging Markets Equity Fund	—	—	—	3,809,339	3,809,339
TCH Emerging Markets Bond Fund	—	—	1,891	615	2,506
Short-Term Income Fund	—	—	476,657	754,770	1,231,427
Mortgage Income Fund	—	—	1,250,251	3,594,964	4,845,215
TCH Intermediate Income Fund	20,679,438	952,005	—	—	21,631,443
Monegy High Yield Bond Fund	—	—	1,401,374	1,671,424	3,072,798

BMO Funds

During the fiscal year ended August 31, 2016, the Short-Term Income, Mortgage Income and TCH Intermediate Income Funds, respectively, utilized $131,480, $318,107 and $118,719 of capital loss carryforwards.

The Short-Term Income Fund had losses expiring during the fiscal year ended August 31, 2016, in the amount of $216,882.

As of August 31, 2016, the following Funds had post-October losses, which are deferred until fiscal year 2017 for tax purposes, of:

	Post-October Losses
Fund	Short-Term	Long-Term
Small-Cap Value Fund	$—	$853,128
Small-Cap Growth Fund	37,866,532	5,167,844
Disciplined International Equity Fund	3,596,883	—
Pyrford International Stock Fund	3,800,678	18,338,516
LGM Emerging Markets Equity Fund	—	3,593,291
Short-Term Income Fund	—	547,003
Mortgage Income Fund	701	184,320
TCH Intermediate Income Fund	259,732	705,700
TCH Core Plus Bond Fund	—	2,617,371
Monegy High Yield Bond Fund	1,132,391	1,657,163

Net capital losses incurred after October 31, and within the taxable year, are deemed to arise on the first day of the Fund’s next taxable year.

As of August 31, 2016, the following Funds had qualified late-year ordinary losses, which are deferred until fiscal year 2017 for tax purposes, of:

Fund	Late-Year Ordinary Losses
Small-Cap Growth Fund	$781,484
Alternative Strategies Fund	440,030

Net late-year losses incurred after December 31, and within the taxable year, are deemed to arise on the first day of the Fund’s next taxable year.

10.	Shareholder Tax Information (Unaudited)

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the year ended August 31, 2016, the percentages that qualify for the dividend received deduction available to corporate shareholders were as follows:

Low Volatility Equity Fund	97.45%
Dividend Income Fund	100.00
Large-Cap Value Fund	77.38
Large-Cap Growth Fund	34.11
Mid-Cap Value Fund	100.00
Small-Cap Value Fund	41.33
Small-Cap Core Fund	100.00
Global Low Volatility Equity Fund	9.14
LGM Emerging Markets Equity Fund	4.98

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the year ended August 31, 2016, the percentages that are designated as qualified dividend income were as follows:

Low Volatility Equity Fund	100.00%
Dividend Income Fund	100.00
Large-Cap Value Fund	80.57
Large-Cap Growth Fund	36.10
Mid-Cap Value Fund	100.00
Small-Cap Value Fund	41.84
Small-Cap Core Fund	100.00
Global Low Volatility Equity Fund	53.43
Pyrford International Stock Fund	58.66
Lloyd George Emerging Markets Equity Fund	100.00

Notes to Financial Statements (continued)

For Federal tax purposes, for the year ended August 31, 2016, the following Funds designate a 20% rate gain distribution of long-term capital gains, or the amounts determined to be necessary, of:

Low Volatility Equity Fund	$2,243,100
Dividend Income Fund	6,868,977
Large-Cap Value Fund	24,138,585
Large-Cap Growth Fund	26,944,126
Mid-Cap Value Fund	27,098,506
Mid-Cap Growth Fund	29,057,778
Small-Cap Value Fund	3,593,261
Small-Cap Core Fund	49,672
Small-Cap Growth Fund	40,427,824

Global Low Volatility Equity Fund	$1,139
TCH Emerging Markets Bond Fund	49,962
Ultra Short Tax-Free Fund	608,075
Short Tax-Free Fund	149,029
Intermediate Tax-Free Fund	2,820,294
TCH Corporate Income Fund	991,224
TCH Core Plus Bond Fund	353,732
Tax-Free Money Market Fund	186,054

For Federal tax purposes, for the year ended August 31, 2016, the following Funds designate qualified short-term capital gains, or the amounts determined to be necessary, of:

Low Volatility Equity Fund	$265,921
Large-Cap Value Fund	5,102,876
Large-Cap Growth Fund	5,627,192
Small-Cap Value Fund	261,828
TCH Emerging Markets Bond Fund	21,416
Alternative Strategies Fund	970,353

Ultra Short Tax-Free Fund	$61,367
Short Tax-Free Fund	185,944
Government Money Market Fund	1,602
Tax-Free Money Market Fund	49,865
Prime Money Market Fund	13,842
Institutional Prime Money Market Fund	1,744

For Federal tax purposes, for the year ended August 31, 2016, the following Funds designate qualified tax-exempt dividends, or the amounts determined to be necessary, of:

Ultra-Short Tax-Free Fund	$4,069,355
Short Tax-Free Fund	1,978,212
Intermediate Tax-Free Fund	40,541,321
Tax-Free Money Market Fund	708,010

For the year ended August 31, 2016, Pursuant to Section 853 of the Code, the following Funds designate income derived from foreign sources and foreign taxes paid, or the amounts determined to be necessary, of:

Fund	Income Derived from Foreign Sources	Foreign Taxes Paid
Global Low Volatility Equity Fund	$841,325	$70,515
Disciplined International Equity Fund	2,335,655	116,486
Pyrford International Stock Fund	24,278,817	1,047,614
Lloyd George Emerging Markets Equity Fund	3,308,270	250,962
Global Long/Short Equity Fund	58,659	4,627

Of the ordinary income (including short-term capital gain) distributions made during the year ended August 31, 2016, the proportionate share of income derived from foreign sources and foreign taxes paid attributable to one share of stock are:

Fund	Foreign Source Income	Foreign Taxes Paid
Global Low Volatility Equity Fund	$0.2716	$0.0228
Disciplined International Equity Fund	0.3313	0.0165
Pyrford International Stock Fund	0.4925	0.0212
Lloyd George Emerging Markets Equity Fund	0.3558	0.0270
Global Long/Short Equity Fund	0.1485	0.0117

11.	Subsequent Events

On September 30, 2016, the BMO Funds, Inc. Board of Directors approved certain fee amendments to the Investment Advisory Agreement for the BMO Small-Cap Growth Fund. Effective October 5, 2016, the Investment Advisory Fee charged based on the Fund’s average daily net assets changed from 0.95% on the first $500 million and 0.90% in excess of $500 million to 0.685% on the first $500 million, 0.68% on the next $200 million, 0.62% on the next $100 million and 0.61% in excess of $800 million. Additionally, the Expense limitation Agreement was lowered from 1.44% to 1.24% with respect to Investor Class shares and 1.19% to 0.99% with respect to Institutional Class shares.

Effective October 3, 2016, the BMO Institutional Prime Money Market Fund no longer used the amortized cost method to value fixed income securities and began to “float” it’s NAV to four decimal places reflecting changes in market values of the Fund’s portfolio securities. Effective October 14, 2016, the Board of Directors adopted the policies and procedures regarding the Fund’s use of liquidity fees and redemption gates as described in the Fund’s registration documents.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

BMO Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BMO Low Volatility Equity Fund, BMO Dividend Income Fund, BMO Large-Cap Value Fund, BMO Large-Cap Growth Fund, BMO Mid-Cap Value Fund, BMO Mid-Cap Growth Fund, BMO Small-Cap Value Fund, BMO Small-Cap Core Fund, BMO Small-Cap Growth Fund, BMO Global Low Volatility Equity Fund, BMO Disciplined International Equity Fund, BMO Pyrford International Stock Fund, BMO LGM Emerging Markets Equity Fund, BMO TCH Emerging Markets Bond Fund, BMO Alternative Strategies Fund, BMO Global Long/Short Equity Fund, BMO Ultra Short Tax-Free Fund, BMO Short Tax-Free Fund, BMO Short-Term Income Fund, BMO Intermediate Tax-Free Fund, BMO Mortgage Income Fund, BMO TCH Intermediate Income Fund, BMO TCH Corporate Income Fund, BMO TCH Core Plus Bond Fund, BMO Monegy High Yield Bond Fund, BMO Government Money Market Fund, BMO Tax-Free Money Market Fund, BMO Prime Money Market Fund, and BMO Institutional Prime Money Market Fund (each a series of BMO Funds, Inc., collectively referred to as the Funds) as of August 31, 2016, and the related statements of operations for the year or periods then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with custodians and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of August 31, 2016, the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Milwaukee, Wisconsin

October 25, 2016

Directors and Officers of the Funds (Unaudited)

The following tables provide information about each Director and Officer of the Funds as of August 31, 2016. The address of each Director is c/o BMO Funds, 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202. There are currently 45 separate portfolios or funds in the BMO Funds complex, of which 44 are registered as BMO Funds, Inc. and one is registered as BMO LGM Frontier Markets Equity Fund with the Securities and Exchange Commission. The Funds’ Statement of Additional Information includes additional information about the Directors and is available, without charge and upon request, by calling 1-800-236-FUND (3863).

INDEPENDENT DIRECTORS
Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Larry D. Armel Age: 74	Independent Director	Since September 2006	Retired; formerly, Chairman, Gold Bank Funds, from 2002 to 2005.	45	None
Ridge A. Braunschweig Age: 63	Independent Director	Since October 2009	President and Chief Executive Officer, CPL Industries, Inc. (a manufacturing holding company prior to May 2009 and a family office since May 2009), since January 2012; Executive Vice President and Chief Financial Officer, CPL Industries, Inc., from 2000 to 2012.	45	None
Benjamin M. Cutler Age: 71	Independent Director	Since July 2004	Chairman, USHEALTH Group, Inc. (a health insurance company), since 2004; CEO and President, USHEALTH Group, Inc., from 2004 to 2016; Director, Freedom from Hunger (a non-profit organization), since 2016.	45	None
John A. Lubs Age: 68	Independent Director	Since July 2004	Retired; formerly, Vice Chairman, Mason Companies, Inc. (a footwear distributor), from 2004 to 2010 and Chief Operating Officer, from 2003 to 2010.	45	None
James Mitchell Age: 69	Independent Director	Since March 1999	Chairman, Ayrshire Precision Engineering (a precision machining company), since 1992; Chief Executive Officer, NOG, Inc. (a metal processing and consulting company), from 1999 to 2015.	45	None
Barbara J. Pope Age: 68	Independent Director	Since March 1999	Retired; formerly, President of Barbara J. Pope, P.C. (a financial consulting firm), 1992-2015; President of Sedgwick Street Fund LLC (a private investment partnership), 1996-2015; Tax Partner, Price Waterhouse.	45	None
* Each Director serves an indefinite term until he or she retires or otherwise resigns, is removed, dies, or until his or her successor is duly elected.
Retirement for a Director occurs no later than August 31 following his or her 75th birthday.

Directors and Officers of the Funds (Unaudited) (continued)

INTERESTED DIRECTORS
Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
John M. Blaser** Age: 59	Director and President	Since May 1999	Managing Director of the Adviser, since June 2012; Vice President of the Adviser, from 1998 to 2012.	45	None
Christopher B. Begy** Age: 62	Director	Since August 2013	President, CEO and a Director of BMO Financial Corp. and U.S. Country Head, since August 2013; Chair, BMO Harris Bank N.A., since August 2013; Director of the Adviser, since August 2013; Chief Auditor of BMO Financial Group, from 2001 to 2013.	45	None
* Each Director serves an indefinite term until he or she retires or otherwise resigns, is removed, dies or until his or her successor is duly elected. Retirement for a Director occurs no later than August 31 following his or her 75th birthday.
** Mr. Blaser is an “interested person” of the Corporation (as defined in the 1940 Act) due to the positions that he holds with the Corporation, and the
Adviser. Mr. Begy is an “interested person” of the Corporation due to the positions that he holds with the Adviser and BMO.

PRINCIPAL OFFICERS
Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Timothy M. Bonin Age: 43	Vice President, Chief Financial Officer and Treasurer	Elected by the Board annually; since February 2006	Vice President of the Adviser, since February 2006.
Stephen R. Oliver Age: 65	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Elected by the Board annually; Chief Compliance Officer, since July 2008; and Anti-Money Laundering Officer, since January 2009	Vice President of BMO Harris Bank N.A., since March 2006, Vice President of BMO Investment Distributors, LLC (formerly M&I Distributors, LLC), 2007 to 2014.
Michael J. Murphy Age: 37	Secretary	Elected by the Board annually; since May 2016	Senior Counsel and Vice President of BMO Harris Bank N.A., since 2014; Associate, Vedder Price P.C., 2010 to 2014.

Shareholder Report Disclosure of Directors’ Approval of Advisory Contracts (Unaudited)

Approval of Continuation of Advisory and Subadvisory Agreements

During the reporting period, the Board of Directors (the “Board”) of BMO Funds, Inc. (the “Corporation”), including the Directors who are not “interested persons” of the Corporation as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), approved the continuation of the following agreements, all for an additional year ending August 31, 2017: (1) the investment advisory agreement (the “Advisory Agreement”) between the Corporation and BMO Asset Management Corp. (the “Adviser”) on behalf of each portfolio of the Corporation (each, a “Fund” and collectively, the “Funds”); (2) an investment subadvisory agreement with each of the following subadvisers that are affiliates of the Adviser: (i) Taplin, Canida & Habacht, LLC on behalf of BMO TCH Emerging Markets Bond Fund, BMO TCH Intermediate Income Fund, BMO TCH Corporate Income Fund and BMO TCH Core Plus Bond Fund; (ii) LGM Investments Limited on behalf of BMO LGM Emerging Markets Equity Fund; (iii) Monegy, Inc. on behalf of BMO Monegy High Yield Bond Fund; (iv) Pyrford International Ltd. on behalf of BMO Pyrford International Stock Fund; and (v) CTC myCFO, LLC (“CTC”) on behalf of BMO Alternative Strategies Fund; and (3) an investment subadvisory agreement on behalf of BMO Alternative Strategies Fund with each of the following subadvisers that are not affiliated with the Adviser: (i) Capstone Investment Advisors, LLC; (ii) Cramer Rosenthal McGlynn, LLC; (iii) Graham Capital Management L.P.; (iv) Iridian Asset Management LLC; (v) Pine River Capital Management, L.P.; and (vi) Sound Point Capital Management, L.P. The subadvisers listed above are referred to herein each as a “Subadviser” and collectively as the “Subadvisers.” The subadvisory agreements listed above are referred to herein each as a “Subadvisory Agreement” and collectively as the “Subadvisory Agreements.”

At Board meetings held on July 13, 2016 (“July Meeting”) and August 9-10, 2016 (“August Meeting”), the Board met with management of the Adviser regarding the annual approval of the continuation of the Funds’ Advisory and Subadvisory Agreements. In connection with its consideration of the Advisory and Subadvisory Agreements, the Board considered the information furnished and discussed throughout the year at regularly scheduled Board and Committee meetings, as applicable, and the information provided specifically in relation to the annual consideration of the approval of the Advisory Agreement and Subadvisory Agreements in response to requests of the Independent Directors and their independent legal counsel. Information furnished in connection with Board or Committee meetings throughout the year included, among other things, presentations given by the portfolio managers of the Funds on each Fund’s investment strategies, risks and performance, comparative performance of each Fund against its benchmark indices; reports regarding each Fund’s asset levels including sales and redemption activities; and various reports on the monitoring of the Funds’ compliance with the securities laws, regulations, policies and procedures. In preparation for the Board’s annual consideration of the approval of the Advisory and Subadvisory Agreements, the Directors requested and received a wide variety of information and reports concerning the Adviser (and its affiliates) and the Subadvisers, including information on: (1) the nature, extent and quality of services provided to each Fund by the Adviser (and its affiliates) and the Subadvisers, as applicable; (2) the investment performance of each Fund as compared to a group of comparable funds; (3) the level of the advisory and subadvisory fees charged to each Fund as compared to: (a) other clients of the Adviser and the Subadvisers and (b) a group of comparable funds; (4) the expense ratios of each Fund as compared to a group of comparable funds; (5) the profitability of the Adviser and its affiliates, and, to the extent made available, profitability of the Subadvisers; and (6) the Adviser’s and each Subadviser’s compliance program. The Board also considered information related to potential “fall out” or ancillary benefits enjoyed by the Adviser (and its affiliates) and each Subadviser as a result of their relationships with the Funds. In addition to evaluating, among other things, the written information provided by the Adviser, the Board also considered the answers to questions posed by the Board to representatives of the Adviser at various meetings.

In evaluating the Advisory and Subadvisory Agreements, the Board members took into account their accumulated experience in working with the Adviser on matters related to the Funds. The Independent Directors also met separately in executive sessions with their independent legal counsel to review and consider the information provided regarding the Advisory Agreement and the Subadvisory Agreements.

Based on their review, the Independent Directors and the full Board concluded that it was in the best interests of each Fund to approve the continuation of each Advisory and Subadvisory Agreement, as applicable. Although the Advisory Agreement and Subadvisory Agreements for all of the Funds were considered at the same Board meeting, the Directors considered each Fund separately. In their deliberations, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The material factors and conclusions that formed the basis for the Board’s determinations are discussed below.

Nature, Extent and Quality of Services

In evaluating the nature, extent and quality of the services provided by the Adviser and each Subadviser to the Funds, the Board reviewed information describing the financial strength, experience, resources and key personnel of the Adviser and each Subadviser, including the personnel who provide investment management services to the Funds. With respect to the Adviser, the Board considered the administrative services that are provided to each Fund, as well as other services performed by the Adviser, including the selection and monitoring of the Subadvisers, as applicable; monitoring of the execution of portfolio transactions; monitoring adherence to the Funds’ investment restrictions; monitoring the Funds’ compliance with their compliance policies and procedures and with applicable securities laws and regulations; producing shareholder reports; providing support services for the Board and Board committees; communicating with shareholders; and overseeing the activities of other service providers. The Board also considered the Adviser’s experience in providing investment advisory services to funds and the differentiation of the advisory services provided by the management team versus the portfolio management services provided by the Subadvisers, as applicable. With respect to each Subadviser, the

BMO Funds

Board noted each Subadviser’s experience in managing the strategies of its respective Fund and each Subadviser’s compliance program as it relates to the Fund. The Board considered the other services provided by the Subadvisers under the Subadvisory Agreements, including selecting broker-dealers for execution of portfolio transactions; monitoring adherence to the Fund’s investment restrictions; and assisting with portfolio compliance with securities laws, regulations, policies and procedures. With respect to CTC, the Board noted CTC’s experience in the alternative strategies space, its Subadviser selection process and its responsibility for assisting the Adviser in the selection of the Subadvisers and related asset allocation.

Based upon this review, the Board concluded that the nature, quality and extent of the services to be provided to the Fund by the Adviser and each Subadviser are expected to be satisfactory.

Review of Fund Performance

The Board reviewed the investment performance of each of the Funds. While consideration was given to performance reports provided in connection with, and discussions held at, regular Board meetings throughout the year, particular attention was given to the performance reports provided specifically in connection with the July and August Meetings. In particular, the Directors noted the performance of each Fund relative to its Lipper Inc. (“Lipper”) peer universe. The Directors also considered updated performance information for each Fund relative to its benchmark and, if applicable, its Morningstar, Inc. (“Morningstar”) ratings.

With respect to each Fund’s performance as compared to its Lipper peer universe (“peer group”), the Board reviewed each Fund’s performance percentile rankings over the year-to-date and one-, three-, five- and ten-year trailing periods (if applicable) through May 31, 2016, as provided by the Adviser. The Board considered that each Fund ranked in one of the top two quartiles for performance as compared to its peer group in at least half of the periods reviewed, except for the following Funds: BMO Dividend Income Fund, BMO Mid-Cap Value Fund, BMO Mid-Cap Growth Fund, BMO Small-Cap Growth Fund, BMO Ultra Short Tax-Free Fund and BMO Monegy High Yield Bond Fund.

With respect to the BMO Dividend Income Fund’s performance, the Board considered that the Institutional Class shares of the Fund were rated four stars by Morningstar and that its three-year performance was in the second quartile of its peer group, while its year-to-date and one-year performance were in the third quartile. With respect to the Fund’s one-year performance, the Fund’s performance ranked in the 56th percentile of its peer group, which was only slightly below the majority of the funds in its peer group.

With respect to the BMO Mid-Cap Value Fund’s performance, the Board considered that the Fund was rated three stars by Morningstar and that its five-year performance was in the second quartile of its peer group, while its one- and three-year performance was in the fourth and third quartiles, respectively. The Board also considered the Adviser’s explanation that the Fund’s performance was affected by its underweight to utilities and real estate investment trusts, which had recently performed well.

With respect to the performance of the BMO Small-Cap and Mid-Cap Growth Funds, the Board considered additional materials prepared, and the presentation given, by the Adviser in response to follow-up requests that provided detailed information about the specific contributors to the Funds’ underperformance, including the sectors and the specific securities that performed poorly over the periods reviewed. The Board noted the Adviser’s statement that the magnitude of both Funds’ recent underperformance is consistent with the range of expected outcomes and is not surprising given recent market factors. In addition, the Board considered the Adviser’s presentation on the portfolio management team’s continued adherence to the investment philosophy and stock selection process, noting that the Adviser believes that both Funds are well-positioned for the future and that the current market factors that led to the Fund’s underperformance are unsustainable. The Board also considered information provided by the Adviser regarding the purchases and sales of securities for the Funds, including each Fund’s portfolio turnover rate and amount of brokerage commissions incurred.

The Board then considered the performance of the BMO Ultra Short Tax-Free Fund, noting that the three-year performance was in the second quartile of its peer group, while its one- and five-year performance was in the fourth and third quartiles, respectively. The Board also noted that, while the Fund’s five-year performance was in the third quartile of its peer group, the Fund ranked in the 51st percentile in that period, which was just below the majority of the funds in the group. The Board also considered the Adviser’s statement that the Fund was disadvantaged by a shorter duration than the other funds in its peer group.

The Board then considered the performance of the BMO Monegy High Yield Bond Fund, noting that the Institutional Class and load-waived Class A shares of the Fund were ranked three stars by Morningstar and the one-year performance was in the second quartile of its peer group. The Board noted that, while the Fund’s three-year performance was in the third quartile of its peer group, the Fund ranked in the 53rd percentile in that period, which was just below the majority of the funds in the group. In addition, the Board considered the Adviser’s explanation that the Fund has a higher allocation than its peers to higher quality non-investment grade fixed income securities, which have not been performing as well as lower quality non-investment grade fixed income securities.

The Board determined that it was generally satisfied with each Fund’s performance and would continue to monitor each Fund’s performance results.

Costs of Services Provided and Profits Realized by the Adviser and Subadvisers

The Board considered the fees payable by each Fund under the Advisory Agreement and each Subadvisory Agreement. The Board first reviewed the management fees charged to comparable accounts managed by the Adviser and the Subadvisers of

Shareholder Report Disclosure of Directors’ Approval of Advisory Contracts (Unaudited) (continued)

each Fund, if any, taking into consideration differences in style, size and services provided to such other accounts. The Board noted that, in some cases, the fees for certain accounts or average fees for certain investment strategies were lower than the fees charged to certain Funds with similar investment strategies. The Board considered the Adviser’s explanation that registered investment companies generally require additional advisory and administrative services than other clients due to the enhanced regulatory structure and legal requirements with which investment companies must comply. With respect to the Subadvisers, the Board also considered the affiliation of each Subadviser (if any) with the Adviser.

The Board next reviewed information provided by the Adviser comparing each Fund’s contractual advisory fee to the median fee of its Morningstar peer category (“Morningstar peers”) and to the median and average of its Strategic Insight’s Simfund peer category (“Simfund peers”). In addition, the Board reviewed information provided by the Adviser comparing each Fund’s net expense ratio to the median net expense ratio of the comparable Morningstar peer group and Lipper peer group (“Lipper peers”). With respect to the Subadvisers, the Board considered the fees payable under the Subadvisory Agreements, noting that the fees would be paid by the Adviser (not the Fund).

The Board noted that all of the Funds’ contractual advisory fees were lower than or within a few basis points of their Simfund peers of a comparable size or their Morningstar peers, except for the BMO Alternative Strategies Fund. The Board considered that, with respect to the BMO Alternative Strategies Fund, although the contractual investment advisory fees and the net expense ratio were higher (worse) than the medians of its Morningstar and Simfund peer groups, the net expense ratio for the Fund was within a reasonable range of the weighted average of its Lipper peer group. The Board also considered that the Adviser has agreed to contractual expense limitations for the Funds (the “Expense Limitations”), and that the net expense ratios for the Funds take into account the effect of the Expense Limitations. The Board also viewed favorably the Adviser’s money fund fee waivers to avoid a negative yield in the low rate environment.

The Board considered the methodology used by the Adviser and each Subadviser in determining compensation payable to its portfolio managers and the competitive environment for investment management talent. The Board also considered the financial condition of the Adviser and certain of its affiliates and each Subadviser, and particularly focused on the financial strength of the ultimate parent company of the Adviser, and the parent company’s commitment, financial and otherwise, to the global asset management business and the Funds.

The Board reviewed profitability information it received from the Adviser in connection with the services provided to each Fund and the Corporation as a whole. The materials provided in this regard showed, and the Directors acknowledged, that the Adviser experienced positive net margins with respect to certain Funds and did not experience positive net margins with respect to other Funds. The Board also reviewed and considered profitability information it received from each Subadviser, if provided, in connection with the services provided to each Fund.

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Funds grow and whether the Funds’ fee levels reflect these economies of scale for the benefit of Fund shareholders. The Board considered each Fund’s fee structure, asset size and net expense ratio giving effect to each Fund’s Expense Limitation. The Board also considered the Adviser’s commitment to continue to evaluate advisory fee breakpoints in the future.

Other Benefits to the Adviser and Subadvisers

The Board considered benefits that accrue to the Adviser and its affiliates from their relationships with the Funds, including revenue in the form of administration fees, custody fees, shareholder service fees and securities lending revenue. In addition, the Board considered information relating to any soft dollar arrangements in connection with equity security brokerage transactions for the Funds and/or other clients. The Board noted that, other than the services provided by the Adviser and Subadvisers pursuant to the Advisory and Subadvisory Agreements and the related fees to be paid by each Fund, the Adviser and Subadvisers may potentially benefit from their relationship with each other in other ways. The Board also considered that the success of any Fund could attract other business to the Adviser and that the success of the Adviser could enhance the Adviser’s ability to serve the Funds.

The Board concluded that, taking into account all of the information reviewed, each Fund’s advisory and subadvisory fee was reasonable.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory and Subadvisory Agreements are fair and reasonable and that the approval of the continuation of the Advisory Agreement and each Subadvisory Agreement is in the best interests of each applicable Fund.

Initial Approval of Advisory Agreement for BMO Institutional Prime Money Market Fund

The Board of Directors (the “Board”) of BMO Funds, Inc. (the “Corporation”), including the Directors who are not “interested persons” of the Corporation (the “Independent Directors”) as defined in the Investment Company Act of 1940, as amended (“1940 Act”), approved the investment advisory agreement (the “Advisory Agreement”) between the Corporation and BMO Asset Management Corp. (the “Adviser”) on behalf of BMO Institutional Prime Money Market Fund, a new portfolio of the Corporation (the “Fund”) through August 31, 2017.

BMO Funds

At Board meetings held on February 9-10, 2016 (“February Meeting”) and May 10-11, 2016 (“May Meeting”), the Board met with management of the Adviser regarding the initial approval of the Fund’s Advisory Agreement. During the May and August Meetings, the Board and management of the Adviser discussed the objectives and principal investment strategy of the Fund; the rationale for launching the Fund within the mutual fund family; the capabilities of the investment team, including performance record and capacity; the proposed fee and expense structure; the competitive landscape; the application of the new money market reform rules to the Fund; and the schedule for launch. The Board then discussed the product, the investment team, the nature and quality of services to be provided by the investment team, the fees and expenses to be charged to the Fund, the anticipated growth of the Fund and the potential for economies of scale. The Board, including the Independent Directors, was satisfied with the proposed Fund; the capabilities of the Adviser and the investment team to adequately manage the Fund; and the relative fees and expenses. The Independent Directors also met separately in executive session with independent legal counsel to review and consider the information provided by the Adviser regarding the proposed Advisory Agreement for the Fund.

In considering the approval of the investment advisory agreement for the Fund, the Independent Directors considered, among other factors, the Adviser’s long-term relationship with funds in the BMO complex and the services the Adviser provides for such funds. The Directors noted that, in evaluating the investment advisory agreement, they were taking into account their accumulated experience as Directors in working with the Adviser on matters relating to other funds in the BMO complex, including other BMO money funds. The Board considered materials relevant to its review of the investment management agreement, including copies of the proposed agreement; the fees proposed to be paid to the Adviser; information regarding the Fund’s investment strategy and operations including the Fund’s proposed floating net asset value; information regarding the Adviser’s financial condition, personnel, compliance program and operations; and other information provided in response to the requirements of Section 15(c) of the 1940 Act. In their deliberations, the Directors did not identify any single factor or group of factors as all-important or controlling but considered all factors together. The material factors and conclusions that formed the basis for the Board’s determinations are discussed below.

Nature, Extent and Quality of Services

In evaluating the nature, extent and quality of the services to be provided by the Adviser, the Board considered the experience, resources and key personnel of the Adviser, including the personnel who would provide investment management services to the Fund. The Board also considered the administrative services that would be provided to the Fund, as well as other services to be performed by the Adviser, including monitoring of adherence to the Fund’s investment restrictions; monitoring the Fund’s compliance with its compliance policies and procedures and with applicable securities laws and regulations; producing shareholder reports; providing support services for the Board and Board committees; communicating with shareholders; and overseeing the activities of other service providers. The Board also considered the Adviser’s experience in providing investment advisory services to funds, including other money funds.

Based upon this review, the Board concluded that the nature, quality and extent of the services to be provided to the Fund by the Adviser are expected to be satisfactory.

Performance Information

Because the Fund is a newly created series, the Board did not review performance information for the Fund. The Board did, however, note that its performance was expected to be relatively comparable to the existing Prime Money Market Fund, taking into consideration market factors and the new money market reform rules.

Costs of Services Provided and Profitability

The Board considered the fees to be payable by the Fund under the investment advisory agreement, noting it had followed the same advisory fee schedule as the existing Prime Money Market Fund. The Board reviewed information provided by the Adviser comparing the Fund’s contractual advisory fee to the median fee of its Strategic Insight’s Simfund peer category (“Simfund peer category”). In addition, the Board reviewed information provided by the Adviser comparing the Fund’s expected net expense ratio to the median net expense ratio of the Simfund peer category.

The Board noted that the Fund’s contractual advisory fee and expected expense ratio were lower (better) than or equal to the median of its Simfund peer category. The Board considered that the Adviser has agreed to contractual expense limitations for the Fund. The Board considered that because the Fund was newly organized and had no assets, the Adviser did not provide profitability information. The Board considered the proposed Expense Limitation Agreement and concluded that the Adviser’s profitability was not expected to be unreasonable.

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the Fund’s fee levels reflect these economies of scale for the benefit of Fund shareholders. The Board noted that the Fund was not yet operational and had no assets. In addition, the Board considered that the management fee for the Fund had breakpoints so that the Fund could experience economies of scale as it grows. The Board then noted the Fund’s net expense ratio giving effect to the Expense Limitation. The Board concluded that these factors were reasonable in providing the benefits of economies of scale to shareholders at this time.

Shareholder Report Disclosure of Directors’ Approval of Advisory Contracts (Unaudited) (continued)

Other Benefits to the Adviser

The Board considered benefits that could accrue to the Adviser and its affiliates from their relationships with the Fund, including revenue in the form of administration fees, custody fees and shareholder service fees. The Board noted that, other than the services to be provided by the Adviser pursuant to the Advisory Agreement and the related fees to be paid by the Fund, the Fund and the Adviser may potentially benefit from their relationship with each other in other ways. The Board also considered that the success of the Fund could attract other business to the Adviser and that the success of the Adviser could enhance the Adviser’s ability to serve the Fund.

The Board concluded that, taking into account all of the information reviewed, the Fund’s advisory fee was reasonable.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds’ prospectuses, which contain facts concerning each Fund’s objective and policies, management fees, expenses, and other information.

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free, 1-800-236-FUND (3863) and by accessing the Funds’ Statement of Additional Information, which is available on the Funds’ website at http://www.bmofunds.com and on the SEC’s website at http://www.sec.gov.

Each Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 1-800-236-FUND (3863) and by accessing the SEC’s website at http://www.sec.gov.

Disclosure of Portfolio Holdings

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shares of the BMO Funds are not bank deposits or other obligations of, or issued, endorsed or guaranteed by, BMO Harris Bank, NA, or any of its affiliates. Shares of the BMO Funds, like shares of all mutual funds, are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

PRSRT STD U.S. POSTAGE PAID LANCASTER, PA PERMIT NO. 1793

BMO Funds U.S. Services P.O. Box 55931 Boston, MA 02205-5931

Contact us 1-800-236-FUND (3863) 414-287-8555

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BMO Investment Distributors, LLC, Distributor

BMO Asset Management Corp., Investment Adviser

Investment products are: NOT FDIC INSURED — NO BANK GUARANTEE — MAY LOSE VALUE.

© 2016 BMO Financial Corp. (9/16)

BMO Funds	August 31, 2016

Annual report

Target Retirement Funds

Target Risk Funds

Commentaries
Target Retirement Funds Commentary	2
BMO In-Retirement Fund	3	BMO Target Retirement 2035 Fund	5
BMO Target Retirement 2015 Fund	3	BMO Target Retirement 2040 Fund	6
BMO Target Retirement 2020 Fund	4	BMO Target Retirement 2045 Fund	6
BMO Target Retirement 2025 Fund	4	BMO Target Retirement 2050 Fund	7
BMO Target Retirement 2030 Fund	5	BMO Target Retirement 2055 Fund	7

Target Risk Funds Commentary	8	BMO Balanced Allocation Fund	10
BMO Conservative Allocation Fund	9	BMO Growth Allocation Fund	10
BMO Moderate Allocation Fund	9	BMO Aggressive Allocation Fund	11

Financial Information

Expense Example			12

Schedules of Investments:
BMO In-Retirement Fund	15	BMO Target Retirement 2050 Fund	21
BMO Target Retirement 2015 Fund	15	BMO Target Retirement 2055 Fund	21
BMO Target Retirement 2020 Fund	16	BMO Conservative Allocation Fund	22
BMO Target Retirement 2025 Fund	17	BMO Moderate Allocation Fund	23
BMO Target Retirement 2030 Fund	18	BMO Balanced Allocation Fund	23
BMO Target Retirement 2035 Fund	18	BMO Growth Allocation Fund	24
BMO Target Retirement 2040 Fund	19	BMO Aggressive Allocation Fund	25
BMO Target Retirement 2045 Fund	20

Notes to Schedules of Investments			25
Statements of Assets and Liabilities			26
Statements of Operations			29
Statements of Changes in Net Assets			32
Financial Highlights			37
Notes to Financial Statements			44

Report of Independent Registered Public Accounting Firm			62

Directors and Officers of the Funds			63

Shareholder Report Disclosure of Directors’ Approval of Continuation of Contracts			65

Not FDIC Insured	No Bank Guarantee	May Lose Value

Annual Report — Commentary	BMO Target Retirement Funds

Fund Managers; Investment Experience

Jon Adams, CFA; since 2002

Alan W. Schwartz, CFA; since 1981

Lowell Yura, CFA, ASA; since 1990

Most equity markets rebounded nicely this past year after a very difficult 2015. The markets continue to be fueled by accommodative central bank policies as growth remains subpar across the globe. Large-cap stocks led the way as the S&P 500® Stock Index posted a total return of 12.55%, while the Russell Midcap® and Russell 2000® indices registered returns of 9.91% and 8.59%, respectively. Foreign developed markets proved much more challenging as the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) lost 0.08%, while the Morgan Stanley Capital International Emerging Markets Index rebounded 11.81%, after a bear market performance in the prior year. The bond market continued to surprise most rate forecasters as the yield on the 10-year U.S. Treasury declined from 2.20% to 1.60% during the period, resulting in a return of 5.97% for the Barclays U.S. Aggregate Bond Index.

The BMO Target Retirement Funds—Investor Class shares modestly trailed their respective Lipper peers with returns ranging from 5.45% to 6.15%, depending on your retirement date, for the fiscal year ended August 31, 2016. On the fixed income side, our core bond funds were led by BMO TCH Core Plus Bond Fund (7.63%) while Metropolitan West Total Return Bond Fund (5.10%) trailed the Barclays U.S. Aggregate Bond Index. The non-core bond funds also delivered mixed results with strong performance from emerging debt and high yield offset by funds positioned for rising rates in the unconstrained and floating rate arena. In large-cap equities, Vanguard Equity Income Fund (16.30%) and Vanguard Institutional Index Fund (12.50%) enhanced returns, while the biggest detractors were the growth oriented Harbor Capital Appreciation Fund (4.30%) and T. Rowe Price Growth Fund (4.20%). Goldman Small-Cap Value Fund (11.70%) and Vanguard Mid-Cap Index Fund (8.10%) led the way in the mid-cap and small-cap arena, while BMO Mid-Cap Growth Fund (-4.06%) and BMO Small-Cap Growth Fund (-3.72%) were the biggest detractors. On the international front, MFS International Value Fund (12.40%) and BMO Pyrford International Stock Fund (6.21% ) were the biggest contributors, while Dodge & Cox International Stock Fund (-1.00%) and BMO Disciplined International Equity Fund (-4.20%) were the biggest detractors. In emerging markets, BMO LGM Emerging Markets Equity Fund (17.12%) significantly outpaced the index due to a significant underweight to China. Alternatives also provided mixed results with strong returns from Real Estate Investment Trusts offset by weak results from commodities and diversified alternatives strategies.

This current economic recovery, now in the 8th year, is long by historical standards yet many of the signs that would point to the end are not evident. The “new normal” of slower plodding growth has been evident throughout this recovery and will likely be the case going forward unless new policy initiatives occur to stimulate growth as monetary policy efficacy is clearly waning. Valuations cannot be evaluated in isolation and while equity valuations may appear stretched, we still favor global equities over core bonds that offer meager or even negative yields at current levels. We have a bias toward large-cap domestic equities and favor both investment grade and high-yield credit over U.S. Treasuries on the bond side. Given current valuations, investors need to adjust return expectations lower across the investment spectrum. Alternatives also play a role in this environment to seek more stable, consistent returns while helping to mitigate the heightened volatility that likely lies ahead.

2

Annual Report — Commentary	BMO Target Retirement Funds

BMO In-Retirement Fund
Average annual total returns (%)			Ticker	Cusip	Inception date	Expenses (%)*
	1-year	Since inception
						Gross	Net
Investor Class (Y)	5.45	5.02	BTRYX	09658L125	8/30/2013	1.55	0.85
Retirement Class (R-3)	5.19	4.74	BTRRX	09658L141	8/30/2013	1.80	1.10
Retirement Class (R-6)	5.85	5.44	BTRTX	09658L133	8/30/2013	1.15	0.45
Standard & Poor’s Target Date 2010 Index	5.01	5.50
Lipper Mixed-Asset Target 2010 Funds Index	6.42	5.01

Growth of an assumed $10,000 investment			Portfolio sector allocation**
			Sector				Fund (%)
			Large-Cap Funds				17.9
			Mid-Cap Funds				3.1
			Small-Cap Funds				1.2
			International Funds				11.5
			Fixed Income Funds				55.1
			Alternative Funds				9.9
			Other Assets & Liabilities, Net				1.3
			Total				100.0

BMO Target Retirement 2015 Fund
Average annual total returns (%)			Ticker	Cusip	Inception date	Expenses (%)*
	1-year	Since inception
						Gross	Net
Investor Class (Y)	5.76	3.98	BRTAX	09658V750	12/27/2013	4.76	0.88
Retirement Class (R-3)	5.57	3.74	BRTCX	09658V735	12/27/2013	5.01	1.13
Retirement Class (R-6)	6.22	4.43	BRTDX	09658V727	12/27/2013	4.36	0.48
Standard & Poor’s Target Date 2015 Index	5.67	4.35
Lipper Mixed-Asset Target 2015 Funds Index	6.52	3.77

Growth of an assumed $10,000 investment			Portfolio sector allocation**
			Sector				Fund (%)
			Large-Cap Funds				24.1
			Mid-Cap Funds				4.8
			Small-Cap Funds				1.9
			International Funds				16.2
			Fixed Income Funds				42.3
			Alternative Funds				9.5
			Other Assets & Liabilities, Net				1.2
			Total				100.0

The above graphs relate to the Investor Class shares of the Fund. Performance for the Retirement R-3 and Retirement R-6 will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. These graphs illustrate the hypothetical investment of $10,000 in the Investor Class shares of the Fund from each Fund’s inception date to August 31, 2016.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

*	The above expense ratios are from the Funds’ Prospectus dated December 29, 2015, and are inclusive of Acquired Fund Fees and Expenses. See Note 5, subsection Contractual Expense Limitation, in the Notes to Financial Statements for additional information. Net expense ratios reflect contractual fee waivers and/or expense reimbursements if applicable, made by BMO Asset Management Corp., the investment adviser (Adviser). The Adviser may not terminate these fee waivers and/or expense reimbursements prior to December 31, 2017 without the consent of the Board of Directors, unless the investment advisory agreement is terminated. Without these contractual waivers, the Fund’s returns would have been lower.

**	Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets as of August 31, 2016 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

The Standard & Poor’s Target Date Indices are designed to measure the performance of an asset allocation strategy that meets the objectives of investors with an approximate corresponding retirement date horizon.

Lipper indices measure the performance of the 30 largest mutual funds in each respective fund category.

3

Annual Report — Commentary	BMO Target Retirement Funds

BMO Target Retirement 2020 Fund
Average annual total returns (%)			Ticker	Cusip	Inception date	Expenses (%)*
	1-year	Since inception
						Gross	Net
Investor Class (Y)	5.96	6.01	BTRDX	09658V404	8/30/2013	1.17	0.91
Retirement Class (R-3)	5.74	5.76	BTRFX	09658V206	8/30/2013	1.42	1.16
Retirement Class (R-6)	6.39	6.43	BTRGX	09658V305	8/30/2013	0.77	0.51
Standard & Poor’s Target Date 2020 Index	6.12	6.67
Lipper Mixed-Asset Target 2020 Funds Index	6.48	5.87

Growth of an assumed $10,000 investment			Portfolio sector allocation**
			Sector				Fund (%)
			Large-Cap Funds				29.9
			Mid-Cap Funds				6.9
			Small-Cap Funds				2.6
			International Funds				20.3
			Fixed Income Funds				30.2
			Alternative Funds				8.9
			Other Assets & Liabilities, Net				1.2
			Total				100.0

BMO Target Retirement 2025 Fund
Average annual total returns (%)			Ticker	Cusip	Inception date	Expenses (%)*
		Since inception
	1-year					Gross	Net
Investor Class (Y)	5.78	3.88	BRTEX	09658V719	12/27/2013	1.86	0.93
Retirement Class (R-3)	5.49	3.64	BRTGX	09658V685	12/27/2013	2.11	1.18
Retirement Class (R-6)	6.15	4.30	BRTHX	09658V677	12/27/2013	1.46	0.53
Standard & Poor’s Target Date 2025 Index	6.52	4.52
Lipper Mixed-Asset Target 2025 Funds Index	7.01	4.13

Growth of an assumed $10,000 investment			Portfolio sector allocation**
			Sector				Fund (%)
			Large-Cap Funds				32.5
			Mid-Cap Funds				9.1
			Small-Cap Funds				3.8
			International Funds				23.5
			Fixed Income Funds				22.1
			Alternative Funds				7.9
			Other Assets & Liabilities, Net				1.1
			Total				100.0

The above graphs relate to the Investor Class shares of the Fund. Performance for the Retirement R-3 and Retirement R-6 will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. These graphs illustrate the hypothetical investment of $10,000 in the Investor Class shares of the Fund from each Fund’s inception date to August 31, 2016.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

*	The above expense ratios are from the Funds’ Prospectus dated December 29, 2015, and are inclusive of Acquired Fund Fees and Expenses. See Note 5, subsection Contractual Expense Limitation, in the Notes to Financial Statements for additional information. Net expense ratios reflect contractual fee waivers and/or expense reimbursements if applicable, made by BMO Asset Management Corp., the investment adviser (Adviser). The Adviser may not terminate these fee waivers and/or expense reimbursements prior to December 31, 2017 without the consent of the Board of Directors, unless the investment advisory agreement is terminated. Without these contractual waivers, the Fund’s returns would have been lower.

**	Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets as of August 31, 2016 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

The Standard & Poor’s Target Date Indices are designed to measure the performance of an asset allocation strategy that meets the objectives of investors with an approximate corresponding retirement date horizon.

Lipper indices measure the performance of the 30 largest mutual funds in each respective fund category.

4

Annual Report — Commentary	BMO Target Retirement Funds

BMO Target Retirement 2030 Fund
Average annual total returns (%)			Ticker	Cusip	Inception date	Expenses (%)*
	1-year	Since inception
						Gross	Net
Investor Class (Y)	5.75	6.62	BTRHX	09658V800	8/30/2013	1.21	0.99
Retirement Class (R-3)	5.53	6.34	BTRKX	09658V602	8/30/2013	1.46	1.24
Retirement Class (R-6)	6.21	7.04	BTRLX	09658V701	8/30/2013	0.81	0.59
Standard & Poor’s Target Date 2030 Index	6.87	7.31
Lipper Mixed-Asset Target 2030 Funds Index	7.20	6.77

Growth of an assumed $10,000 investment			Portfolio sector allocation**
			Sector				Fund (%)
			Large-Cap Funds				36.2
			Mid-Cap Funds				10.2
			Small-Cap Funds				4.2
			International Funds				26.2
			Fixed Income Funds				14.4
			Alternative Funds				7.5
			Other Assets & Liabilities, Net				1.3
			Total				100.0

BMO Target Retirement 2035 Fund
Average annual total returns (%)			Ticker	Cusip	Inception date	Expenses (%)*
		Since inception
	1-year					Gross	Net
Investor Class (Y)	5.84	3.44	BRTIX	09658V669	12/27/2013	1.92	1.00
Retirement Class (R-3)	5.55	3.13	BRTKX	09658V644	12/27/2013	2.17	1.25
Retirement Class (R-6)	6.26	3.84	BRTLX	09658V636	12/27/2013	1.52	0.60
Standard & Poor’s Target Date 2035 Index	7.17	4.67
Lipper Mixed-Asset Target 2035 Funds Index	7.33	4.20

Growth of an assumed $10,000 investment			Portfolio sector allocation**
			Sector				Fund (%)
			Large-Cap Funds				39.7
			Mid-Cap Funds				11.1
			Small-Cap Funds				4.6
			International Funds				28.6
			Fixed Income Funds				8.6
			Alternative Funds				6.4
			Other Assets & Liabilities, Net				1.0
			Total				100.0

The above graphs relate to the Investor Class shares of the Fund. Performance for the Retirement R-3 and Retirement R-6 will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. These graphs illustrate the hypothetical investment of $10,000 in the Investor Class shares of the Fund from each Fund’s inception date to August 31, 2016.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

*	The above expense ratios are from the Funds’ Prospectus dated December 29, 2015, and are inclusive of Acquired Fund Fees and Expenses. See Note 5, subsection Contractual Expense Limitation, in the Notes to Financial Statements for additional information. Net expense ratios reflect contractual fee waivers and/or expense reimbursements if applicable, made by BMO Asset Management Corp., the investment adviser (Adviser). The Adviser may not terminate these fee waivers and/or expense reimbursements prior to December 31, 2017 without the consent of the Board of Directors, unless the investment advisory agreement is terminated. Without these contractual waivers, the Fund’s returns would have been lower.

**	Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets as of August 31, 2016 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

The Standard & Poor’s Target Date Indices are designed to measure the performance of an asset allocation strategy that meets the objectives of investors with an approximate corresponding retirement date horizon.

Lipper indices measure the performance of the 30 largest mutual funds in each respective fund category.

5

Annual Report — Commentary	BMO Target Retirement Funds

BMO Target Retirement 2040 Fund
Average annual total returns (%)			Ticker	Cusip	Inception date	Expenses (%)*
	1-year	Since inception
						Gross	Net
Investor Class (Y)	5.74	6.94	BTRMX	09658V859	8/30/2013	1.32	1.01
Retirement Class (R-3)	5.48	6.69	BTRPX	09658V875	8/30/2013	1.57	1.26
Retirement Class (R-6)	6.17	7.39	BTRQX	09658V867	8/30/2013	0.92	0.61
Standard & Poor’s Target Date 2040 Index	7.39	7.82
Lipper Mixed-Asset Target 2040 Funds Index	7.41	7.05

Growth of an assumed $10,000 investment			Portfolio sector allocation**
			Sector				Fund (%)
			Large-Cap Funds				41.4
			Mid-Cap Funds				11.5
			Small-Cap Funds				4.8
			International Funds				29.9
			Fixed Income Funds				5.0
			Alternative Funds				5.8
			Other Assets & Liabilities, Net				1.6
			Total				100.0

BMO Target Retirement 2045 Fund
Average annual total returns (%)			Ticker	Cusip	Inception date	Expenses (%)*
		Since inception
	1-year					Gross	Net
Investor Class (Y)	6.02	4.04	BRTMX	09658V453	12/27/2013	2.78	1.00
Retirement Class (R-3)	5.74	3.76	BRTPX	09658V610	12/27/2013	3.03	1.25
Retirement Class (R-6)	6.38	4.42	BRTQX	09658V594	12/27/2013	2.38	0.60
Standard & Poor’s Target Date 2045 Index	7.60	4.69
Lipper Mixed-Asset Target 2045 Funds Index	7.48	4.22

Growth of an assumed $10,000 investment			Portfolio sector allocation**
			Sector				Fund (%)
			Large-Cap Funds				42.1
			Mid-Cap Funds				11.7
			Small-Cap Funds				5.0
			International Funds				30.2
			Fixed Income Funds				5.0
			Alternative Funds				4.9
			Other Assets & Liabilities, Net				1.1
			Total				100.0

The above graphs relate to the Investor Class shares of the Fund. Performance for the Retirement R-3 and Retirement R-6 will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. These graphs illustrate the hypothetical investment of $10,000 in the Investor Class shares of the Fund from each Fund’s inception date to August 31, 2016.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

*	The above expense ratios are from the Funds’ Prospectus dated December 29, 2015, and are inclusive of Acquired Fund Fees and Expenses. See Note 5, subsection Contractual Expense Limitation, in the Notes to Financial Statements for additional information. Net expense ratios reflect contractual fee waivers and/or expense reimbursements if applicable, made by BMO Asset Management Corp., the investment adviser (Adviser). The Adviser may not terminate these fee waivers and/or expense reimbursements prior to December 31, 2017 without the consent of the Board of Directors, unless the investment advisory agreement is terminated. Without these contractual waivers, the Fund’s returns would have been lower.

**	Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets as of August 31, 2016 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

The Standard & Poor’s Target Date Indices are designed to measure the performance of an asset allocation strategy that meets the objectives of investors with an approximate corresponding retirement date horizon.

Lipper indices measure the performance of the 30 largest mutual funds in each respective fund category.

6

Annual Report — Commentary	BMO Target Retirement Funds

BMO Target Retirement 2050 Fund
Average annual total returns (%)			Ticker	Cusip	Inception date	Expenses (%)*
	1-year	Since inception
						Gross	Net
Investor Class (Y)	5.98	7.01	BTRUX	09658V818	8/30/2013	1.48	1.00
Retirement Class (R-3)	5.66	6.74	BTRWX	09658V834	8/30/2013	1.73	1.25
Retirement Class (R-6)	6.37	7.44	BTRZX	09658V826	8/30/2013	1.08	0.60
Russell 3000® Index	11.44	11.72
Lipper Mixed-Asset Target 2050+ Funds Index	7.43	6.76

Growth of an assumed $10,000 investment			Portfolio sector allocation**
			Sector				Fund (%)
			Large-Cap Funds				42.0
			Mid-Cap Funds				11.7
			Small-Cap Funds				5.0
			International Funds				30.2
			Fixed Income Funds				5.0
			Alternative Funds				4.9
			Other Assets & Liabilities, Net				1.2
			Total				100.0

BMO Target Retirement 2055 Fund
Average annual total returns (%)			Ticker	Cusip	Inception date	Expenses (%)*
		Since inception
	1-year					Gross	Net
Investor Class (Y)	6.15	4.09	BRTRX	09658V586	12/27/2013	7.55	1.00
Retirement Class (R-3)	5.73	3.82	BRTTX	09658V560	12/27/2013	7.80	1.25
Retirement Class (R-6)	6.43	4.49	BRTUX	09658V552	12/27/2013	7.15	0.60
Russell 3000® Index	11.44	7.90
Lipper Mixed-Asset Target 2055+ Funds Index	7.57	4.20

Growth of an assumed $10,000 investment			Portfolio sector allocation**
			Sector				Fund (%)
			Large-Cap Funds				41.9
			Mid-Cap Funds				11.7
			Small-Cap Funds				5.0
			International Funds				30.0
			Fixed Income Funds				5.0
			Alternative Funds				5.0
			Other Assets & Liabilities, Net				1.4
			Total				100.0

The above graphs relate to the Investor Class shares of the Fund. Performance for the Retirement R-3 and Retirement R-6 will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. These graphs illustrate the hypothetical investment of $10,000 in the Investor Class shares of the Fund from each Fund’s inception date to August 31, 2016.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

*	The above expense ratios are from the Funds’ Prospectus dated December 29, 2015, and are inclusive of Acquired Fund Fees and Expenses. See Note 5, subsection Contractual Expense Limitation, in the Notes to Financial Statements for additional information. Net expense ratios reflect contractual fee waivers and/or expense reimbursements if applicable, made by BMO Asset Management Corp., the investment adviser (Adviser). The Adviser may not terminate these fee waivers and/or expense reimbursements prior to December 31, 2017 without the consent of the Board of Directors, unless the investment advisory agreement is terminated. Without these contractual waivers, the Fund’s returns would have been lower.

**	Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets as of August 31, 2016 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Lipper indices measure the performance of the 30 largest mutual funds in each respective fund category.

7

Annual Report — Commentary	BMO Target Risk Funds

Fund Managers; Investment Experience

Jon Adams, CFA; since 2002

Alan W. Schwartz, CFA; since 1981

Lowell Yura, CFA, ASA; since 1990

Most equity markets rebounded nicely this past year after a very difficult 2015. The markets continue to be fueled by accommodative central bank policies as growth remains subpar across the globe. Large-cap stocks led the way as the S&P 500® Stock Index posted a total return of 12.55% while the Russell Midcap® and Russell 2000® Indices registered returns of 9.91% and 8.59%, respectively. Foreign developed markets proved much more challenging as the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) lost 0.08%, while the Morgan Stanley Capital International Emerging Markets Index rebounded 11.81%, after a bear market performance in the prior year. The bond market continued to surprise most rate forecasters as the yield on the 10-year U.S. Treasury declined from 2.20% to 1.60% during the period, resulting in a return of 5.97% for the Barclays U.S. Aggregate Bond Index.

The BMO Target Risk Funds—Investor Class shares trailed their respective Lipper peers with returns ranging from 4.98% to 5.28% for the fiscal year ended August 31, 2016. On the fixed income side, our core bond funds were led by BMO TCH Core Plus Bond Fund (7.63%) while Metropolitan West Total Return Bond Fund (5.10%) trailed the Barclays U.S. Aggregate Bond Index. The non-core bond funds also delivered mixed results with solid performance from high yield offset by funds positioned for rising rates in the unconstrained and floating rate arena. In large-cap equities, BMO Low Volatility Equity Fund (12.47%) and the Vanguard Institutional Index Fund (12.50%) enhanced returns, while the biggest detractors were the growth-oriented Harbor Capital Appreciation Fund (4.30%) and T. Rowe Price Growth Fund (4.20%). Goldman Small-Cap Value Fund (11.70%) and Vanguard Mid-Cap Index Fund (8.10%) led the way in the mid-cap and small-cap arena, while BMO Mid-Cap Growth Fund (-4.06%) and BMO Small-Cap Growth Fund (-3.72%) were the biggest detractors. On the international front, MFS International Value Fund (12.40%) and BMO Pyrford International Stock Fund (6.21%) were the biggest contributors, while Dodge & Cox International Stock Fund (-1.00%) and BMO Disciplined International Equity Fund (-4.20%) were the biggest detractors. In emerging markets, BMO LGM Emerging Markets Equity Fund (17.12%) significantly outpaced the index due to a significant underweight to China. Alternatives also provided mixed results with strong returns from Real Estate Investment Trusts offset by weak results from commodities and diversified alternative strategies.

This current economic recovery, now in the 8th year, is long by historical standards yet many of the signs that would point to the end are not evident. The “new normal” of slower plodding growth has been evident throughout this recovery and will likely be the case going forward unless new policy initiatives occur to stimulate growth, as monetary policy efficacy is clearly waning. Valuations cannot be evaluated in isolation and while equity valuations may appear stretched, we still favor global equities over core bonds that offer meager or even negative yields at current levels. We have a bias toward large-cap domestic equities and favor both investment grade and high-yield credit over U.S. Treasuries on the bond side. Given current valuations, investors need to adjust return expectations lower across the investment spectrum. Alternatives also play a role in this environment to seek more stable, consistent returns while helping to mitigate the heightened volatility that likely lies ahead.

8

Annual Report — Commentary	BMO Target Risk Funds

BMO Conservative Allocation Fund
Average annual total returns (%)			Ticker	Cusip	Inception date	Expenses (%)*
	1-year	Since inception
						Gross	Net
Investor Class (Y)	4.98	2.19	BDVYX	09658L299	5/30/2014	1.13	0.89
Institutional Class (I)	5.29	2.43	BDVIX	09658L331	5/30/2014	0.88	0.64
Retirement Class (R-3)	4.82	1.95	BDVRX	09658L323	5/30/2014	1.38	1.14
Retirement Class (R-6)	5.34	2.58	BDVSX	09658L315	5/30/2014	0.73	0.49
Barclays U.S. Aggregate Bond Index	5.97	3.73
Lipper Mixed-Asset Target Allocation Conservative Funds Index	6.28	2.34

Growth of an assumed $10,000 investment			Portfolio sector allocation**
			Sector				Fund (%)
			Large-Cap Funds				11.3
			Mid-Cap Funds				1.9
			Small-Cap Funds				1.0
			International Funds				4.7
			Fixed Income Funds				65.1
			Alternative Funds				14.9
			Other Assets & Liabilities, Net				1.1
			Total				100.0

BMO Moderate Allocation Fund
Average annual total returns (%)			Ticker	Cusip	Inception date	Expenses (%)*
		Since inception
	1-year					Gross	Net
Investor Class (Y)	5.13	2.28	BMBYX	09658L166	5/30/2014	1.16	0.89
Institutional Class (I)	5.50	2.54	BMBHX	09658L190	5/30/2014	0.91	0.64
Retirement Class (R-3)	4.90	2.02	BMBQX	09658L182	5/30/2014	1.41	1.14
Retirement Class (R-6)	5.67	2.70	BMBTX	09658L174	5/30/2014	0.76	0.49
Barclays U.S. Aggregate Bond Index	5.97	3.73
Lipper Mixed-Asset Target Allocation Conservative Funds Index	6.28	2.34

Growth of an assumed $10,000 investment			Portfolio sector allocation**
			Sector				Fund (%)
			Large-Cap Funds				23.3
			Mid-Cap Funds				3.8
			Small-Cap Funds				2.0
			International Funds				9.8
			Fixed Income Funds				48.0
			Alternative Funds				11.9
			Other Assets & Liabilities, Net				1.2
			Total				100.0

The above graphs relate to the Investor Class shares of the Fund. Performance for the Institutional, Retirement R-3 and Retirement R-6 will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. These graphs illustrate the hypothetical investment of $10,000 in the Investor Class shares of the Fund from each Fund’s inception date to August 31, 2016.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

*	The above expense ratios are from the Funds’ Prospectus dated December 29, 2015, and are inclusive of Acquired Fund Fees and Expenses. See Note 5, subsection Contractual Expense Limitation, in the Notes to Financial Statements for additional information. Net expense ratios reflect contractual fee waivers and/or expense reimbursements if applicable, made by BMO Asset Management Corp., the investment adviser (Adviser). The Adviser may not terminate these fee waivers and/or expense reimbursements prior to December 31, 2017 without the consent of the Board of Directors, unless the investment advisory agreement is terminated. Without these contractual waivers, the Fund’s returns would have been lower.

**	Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets as of August 31, 2016 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Barclays U.S. Aggregate Bond Index is an unmanaged index that covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-based securities.

Lipper indices measure the performance of the 30 largest mutual funds in each respective fund category.

9

Annual Report — Commentary	BMO Target Risk Funds

BMO Balanced Allocation Fund
Average annual total returns (%)			Ticker	Cusip	Inception date	Expenses (%)*
	1-year	Since inception
						Gross	Net
Investor Class (Y)	5.23	2.34	BGRYX	09658L216	5/30/2014	1.09	0.95
Institutional Class (I)	5.54	2.59	BGRHX	09658L240	5/30/2014	0.84	0.70
Retirement Class (R-3)	4.94	2.07	BGRRX	09658L232	5/30/2014	1.34	1.20
Retirement Class (R-6)	5.70	2.75	BGRQX	09658L224	5/30/2014	0.69	0.55
Standard & Poor’s 500 Index	12.55	7.79
Lipper Mixed-Asset Target Allocation Moderate Funds Index	6.98	2.97

Growth of an assumed $10,000 investment			Portfolio sector allocation**
			Sector				Fund (%)
			Large-Cap Funds				35.4
			Mid-Cap Funds				5.8
			Small-Cap Funds				3.1
			International Funds				14.8
			Fixed Income Funds				30.2
			Alternative Funds				9.9
			Other Assets & Liabilities, Net				0.8
			Total				100.0

BMO Growth Allocation Fund
Average annual total returns (%)			Ticker	Cusip	Inception date	Expenses (%)*
	1-year	Since inception
						Gross	Net
Investor Class (Y)	5.28	2.33	BABYX	09658L380	5/30/2014	1.22	0.95
Institutional Class (I)	5.50	2.58	BABHX	09658L422	5/30/2014	0.97	0.70
Retirement Class (R-3)	4.95	2.08	BABRX	09658L414	5/30/2014	1.47	1.20
Retirement Class (R-6)	5.67	2.74	BABQX	09658L398	5/30/2014	0.82	0.55
Standard & Poor’s 500 Index	12.55	7.79
Lipper Mixed-Asset Target Allocation Moderate Funds Index	6.98	2.97

Growth of an assumed $10,000 investment			Portfolio sector allocation**
			Sector				Fund (%)
			Large-Cap Funds				47.3
			Mid-Cap Funds				7.7
			Small-Cap Funds				4.2
			International Funds				19.8
			Fixed Income Funds				12.0
			Alternative Funds				8.0
			Other Assets & Liabilities, Net				1.0
			Total				100.0

The above graphs relate to the Investor Class shares of the Fund. Performance for the Institutional, Retirement R-3 and Retirement R-6 will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. These graphs illustrate the hypothetical investment of $10,000 in the Investor Class shares of the Fund from each Fund’s inception date to August 31, 2016.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

*	The above expense ratios are from the Funds’ Prospectus dated December 29, 2015, and are inclusive of Acquired Fund Fees and Expenses. See Note 5, subsection Contractual Expense Limitation, in the Notes to Financial Statements for additional information. Net expense ratios reflect contractual fee waivers and/or expense reimbursements if applicable, made by BMO Asset Management Corp., the investment adviser (Adviser). The Adviser may not terminate these fee waivers and/or expense reimbursements prior to December 31, 2017 without the consent of the Board of Directors, unless the investment advisory agreement is terminated. Without these contractual waivers, the Fund’s returns would have been lower.

**	Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets as of August 31, 2016 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

The Standard & Poor’s 500 Index is an unmanaged index of large-cap common stocks.

Lipper indices measure the performance of the 30 largest mutual funds in each respective fund category.

10

Annual Report — Commentary	BMO Target Risk Funds

BMO Aggressive Allocation Fund
Average annual total returns (%)			Ticker	Cusip	Inception date	Expenses (%)*
	1-year	Since inception
						Gross	Net
Investor Class (Y)	5.14	2.57	BDSYX	09658L257	5/30/2014	1.19	0.99
Institutional Class (I)	5.41	2.84	BDSHX	09658L281	5/30/2014	0.94	0.74
Retirement Class (R-3)	4.87	2.34	BDSRX	09658L273	5/30/2014	1.44	1.24
Retirement Class (R-6)	5.58	3.00	BDSQX	09658L265	5/30/2014	0.79	0.59
Standard & Poor’s 500 Index	12.55	7.79
Lipper Mixed-Asset Target Allocation Growth Funds Index	7.42	3.75

Growth of an assumed $10,000 investment			Portfolio sector allocation**
			Sector				Fund (%)
			Large-Cap Funds				57.4
			Mid-Cap Funds				9.4
			Small-Cap Funds				5.1
			International Funds				24.0
			Alternative Funds				3.0
			Other Assets & Liabilities, Net				1.1
			Total				100.0

The above graphs relate to the Investor Class shares of the Fund. Performance for the Institutional, Retirement R-3 and Retirement R-6 will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. These graphs illustrate the hypothetical investment of $10,000 in the Investor Class shares of the Fund from each Fund’s inception date to August 31, 2016.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

*	The above expense ratios are from the Funds’ Prospectus dated December 29, 2015, and are inclusive of Acquired Fund Fees and Expenses. See Note 5, subsection Contractual Expense Limitation, in the Notes to Financial Statements for additional information. Net expense ratios reflect contractual fee waivers and/or expense reimbursements if applicable, made by BMO Asset Management Corp., the investment adviser (Adviser). The Adviser may not terminate these fee waivers and/or expense reimbursements prior to December 31, 2017 without the consent of the Board of Directors, unless the investment advisory agreement is terminated. Without these contractual waivers, the Fund’s returns would have been lower.

**	Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets as of August 31, 2016 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

The Standard & Poor’s 500 Index is an unmanaged index of large-cap common stocks.

Lipper indices measure the performance of the 30 largest mutual funds in each respective fund category.

11

Expense Example (Unaudited)

For the Six Months Ended August 31, 2016

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended August 31, 2016 (3/1/16-8/31/16).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Investor
Fund	Beginning account value 3/1/16	Ending account value 8/31/16	Annualized Expense Ratio(1)	Expenses paid during period 3/1/16- 8/31/16(1)
In-Retirement Fund
Actual	$1,000.00	$1,082.90	0.33%	$1.73
Hypothetical (5% return before expenses)	1,000.00	1,023.35	0.33	1.68
2015 Fund
Actual	1,000.00	1,093.30	0.33	1.73
Hypothetical (5% return before expenses)	1,000.00	1,023.35	0.33	1.68
2020 Fund
Actual	1,000.00	1,105.00	0.33	1.75
Hypothetical (5% return before expenses)	1,000.00	1,023.35	0.33	1.68
2025 Fund
Actual	1,000.00	1,111.80	0.33	1.76
Hypothetical (5% return before expenses)	1,000.00	1,023.35	0.33	1.68
2030 Fund
Actual	1,000.00	1,118.10	0.37	1.97
Hypothetical (5% return before expenses)	1,000.00	1,023.15	0.37	1.88
2035 Fund
Actual	1,000.00	1,123.60	0.37	1.98
Hypothetical (5% return before expenses)	1,000.00	1,023.15	0.37	1.88
2040 Fund
Actual	1,000.00	1,127.80	0.36	1.92
Hypothetical (5% return before expenses)	1,000.00	1,023.20	0.36	1.83
2045 Fund
Actual	1,000.00	1,130.40	0.36	1.94
Hypothetical (5% return before expenses)	1,000.00	1,023.20	0.36	1.83
2050 Fund
Actual	1,000.00	1,129.90	0.36	1.93
Hypothetical (5% return before expenses)	1,000.00	1,023.20	0.36	1.83
2055 Fund
Actual	1,000.00	1,130.20	0.36	1.96
Hypothetical (5% return before expenses)	1,000.00	1,023.20	0.36	1.83

12

Expense Example (Unaudited) (continued)

	Investor				Institutional
Fund	Beginning account value 3/1/16	Ending account value 8/31/16	Annualized Expense Ratio(1)	Expenses paid during period 3/1/16- 8/31/16(1)	Beginning account value 3/1/16	Ending account value 8/31/16	Annualized Expense Ratio(1)	Expenses paid during period 3/1/16- 8/31/16(1)
Conservative Allocation Fund
Actual	$1,000.00	$1,074.60	0.33%	$1.72	$1,000.00	$1,076.80	0.08%	$0.42
Hypothetical (5% return before expenses)	1,000.00	1,023.35	0.33	1.68	1,000.00	1,024.60	0.08	0.41
Moderate Allocation Fund
Actual	1,000.00	1,089.70	0.30	1.58	1,000.00	1,090.80	0.05	0.26
Hypothetical (5% return before expenses)	1,000.00	1,023.50	0.30	1.53	1,000.00	1,024.75	0.05	0.25
Balanced Allocation Fund
Actual	1,000.00	1,104.30	0.33	1.75	1,000.00	1,105.50	0.08	0.42
Hypothetical (5% return before expenses)	1,000.00	1,023.35	0.33	1.68	1,000.00	1,024.60	0.08	0.41
Growth Allocation Fund
Actual	1,000.00	1,118.00	0.30	1.60	1,000.00	1,119.20	0.05	0.27
Hypothetical (5% return before expenses)	1,000.00	1,023.50	0.30	1.53	1,000.00	1,024.75	0.05	0.25
Aggressive Allocation Fund
Actual	1,000.00	1,124.70	0.33	1.77	1,000.00	1,127.20	0.08	0.43
Hypothetical (5% return before expenses)	1,000.00	1,023.35	0.33	1.68	1,000.00	1,024.60	0.08	0.41

(1)	Expenses are equal to the Funds’ annualized expense ratios for the period March 1, 2016 through August 31, 2016, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). These expenses and ratios are exclusive of acquired fund fees and expenses.

	Retirement Class R-3				Retirement Class R-6
Fund	Beginning account value 3/1/16	Ending account value 8/31/16	Annualized Expense Ratio(1)	Expenses paid during period 3/1/16- 8/31/16(1)	Beginning account value 3/1/16	Ending account value 8/31/16	Annualized Expense Ratio(1)	Expenses paid during period 3/1/16- 8/31/16(1)
In-Retirement Fund
Actual	$1,000.00	$1,081.60	0.58%	$3.03	$1,000.00	$1,085.20	0.00%	$0.00
Hypothetical (5% return before expenses)	1,000.00	1,022.10	0.58	2.95	1,000.00	1,025.00	0.00	0.00
2015 Fund
Actual	1,000.00	1,092.30	0.58	3.05	1,000.00	1,094.90	0.00	0.00
Hypothetical (5% return before expenses)	1,000.00	1,022.10	0.58	2.95	1,000.00	1,025.00	0.00	0.00
2020 Fund
Actual	1,000.00	1,103.70	0.58	3.06	1,000.00	1,107.10	0.00	0.00
Hypothetical (5% return before expenses)	1,000.00	1,022.10	0.58	2.95	1,000.00	1,025.00	0.00	0.00
2025 Fund
Actual	1,000.00	1,111.20	0.58	3.07	1,000.00	1,114.40	0.00	0.00
Hypothetical (5% return before expenses)	1,000.00	1,022.10	0.58	2.95	1,000.00	1,025.00	0.00	0.00
2030 Fund
Actual	1,000.00	1,115.90	0.62	3.29	1,000.00	1,120.20	0.00	0.00
Hypothetical (5% return before expenses)	1,000.00	1,021.90	0.62	3.15	1,000.00	1,025.00	0.00	0.00
2035 Fund
Actual	1,000.00	1,122.00	0.62	3.30	1,000.00	1,126.30	0.00	0.00
Hypothetical (5% return before expenses)	1,000.00	1,021.90	0.62	3.15	1,000.00	1,025.00	0.00	0.00
2040 Fund
Actual	1,000.00	1,126.40	0.61	3.26	1,000.00	1,129.70	0.00	0.00
Hypothetical (5% return before expenses)	1,000.00	1,021.95	0.61	3.10	1,000.00	1,025.00	0.00	0.00
2045 Fund
Actual	1,000.00	1,128.80	0.61	3.27	1,000.00	1,132.00	0.00	0.00
Hypothetical (5% return before expenses)	1,000.00	1,021.95	0.61	3.10	1,000.00	1,025.00	0.00	0.00
2050 Fund
Actual	1,000.00	1,127.70	0.61	3.26	1,000.00	1,131.80	0.00	0.00
Hypothetical (5% return before expenses)	1,000.00	1,021.95	0.61	3.10	1,000.00	1,025.00	0.00	0.00
2055 Fund
Actual	1,000.00	1,127.30	0.61	3.26	1,000.00	1,130.60	0.00	0.00
Hypothetical (5% return before expenses)	1,000.00	1,021.95	0.61	3.10	1,000.00	1,025.00	0.00	0.00
Conservative Allocation Fund
Actual	1,000.00	1,074.60	0.58	3.03	1,000.00	1,076.80	0.00	0.00
Hypothetical (5% return before expenses)	1,000.00	1,022.10	0.58	2.95	1,000.00	1,025.00	0.00	0.00
Moderate Allocation Fund
Actual	1,000.00	1,088.50	0.55	2.89	1,000.00	1,091.90	0.00	0.00
Hypothetical (5% return before expenses)	1,000.00	1,022.25	0.55	2.80	1,000.00	1,025.00	0.00	0.00
Balanced Allocation Fund
Actual	1,000.00	1,102.00	0.58	3.07	1,000.00	1,106.70	0.00	0.00
Hypothetical (5% return before expenses)	1,000.00	1,022.10	0.58	2.95	1,000.00	1,025.00	0.00	0.00
Growth Allocation Fund
Actual	1,000.00	1,117.00	0.55	2.93	1,000.00	1,120.30	0.00	0.00
Hypothetical (5% return before expenses)	1,000.00	1,022.25	0.55	2.80	1,000.00	1,025.00	0.00	0.00

13

Expense Example (Unaudited) (continued)

	Retirement Class R-3				Retirement Class R-6
Fund	Beginning account value 3/1/16	Ending account value 8/31/16	Annualized Expense Ratio(1)	Expenses paid during period 3/1/16- 8/31/16(1)	Beginning account value 3/1/16	Ending account value 8/31/16	Annualized Expense Ratio(1)	Expenses paid during period 3/1/16- 8/31/16(1)
Aggressive Allocation Fund
Actual	$1,000.00	$1,124.90	0.58%	$3.10	$1,000.00	$1,127.10	0.00%	$0.00
Hypothetical (5% return before expenses)	1,000.00	1,022.10	0.58	2.95	1,000.00	1,025.00	0.00	0.00

(1)	Expenses are equal to the Funds’ annualized expense ratios for the period March 1, 2016 through August 31, 2016, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). These expenses and ratios are exclusive of acquired fund fees and expenses.

14

As of August 31, 2016

Schedules of Investments	BMO Funds

In-Retirement Fund

Description	Shares	Value
Mutual Funds — 98.7%

Large-Cap Funds — 17.9%
BMO Dividend Income Fund — Institutional Class (1)	31,622	$409,818
BMO Large-Cap Growth Fund — Institutional Class (1)	16,415	253,944
BMO Large-Cap Value Fund — Institutional Class (1)	42,543	602,411
BMO Low Volatility Equity Fund — Institutional Class (1)	41,941	580,470
Harbor Capital Appreciation Fund — Institutional Class	4,243	255,390
T Rowe Price Growth Stock Fund — Institutional Class	4,831	258,594
Vanguard Equity Income Fund — Institutional Class	7,404	497,405
Vanguard Institutional Index Fund — Institutional Class	5,072	1,010,006

Total Large-Cap Funds		3,868,038

Mid-Cap Funds — 3.1%
BMO Mid-Cap Growth Fund — Institutional Class (1)	6,419	107,588
BMO Mid-Cap Value Fund — Institutional Class (1)	18,086	260,074
Vanguard Mid-Cap Index Fund — Institutional Class	8,479	300,312

Total Mid-Cap Funds		667,974

Small-Cap Funds — 1.2%
BMO Small-Cap Growth Fund — Institutional Class (1)	3,873	64,374
Goldman Sachs Small Cap Value Fund — Institutional Class	3,499	196,619

Total Small-Cap Funds		260,993

International Funds — 11.5%
BMO Disciplined International Equity Fund — Institutional Class (1)(2)	44,738	428,589
BMO LGM Emerging Markets Equity Fund — Institutional Class (1)	18,390	258,938
BMO LGM Frontier Markets Equity Fund — Institutional Class (1)	13,429	123,684
BMO Pyrford International Stock Fund — Institutional Class (1)	46,733	571,074
DFA International Small Company Portfolio — Institutional Class	3,620	64,322
Dodge & Cox International Stock Fund — Retail Class	7,904	301,927
Harbor International Fund — Institutional Class	4,855	297,711
MFS International Value Fund — Institutional Class	11,468	444,846

Total International Funds		2,491,091

Fixed Income Funds — 55.1%
BMO Monegy High Yield Bond Fund — Institutional Class (1)	41,082	389,865
BMO TCH Core Plus Bond Fund — Institutional Class (1)	337,626	4,014,368
Federated Institutional High-Yield Bond Fund — Institutional Class	63,189	624,311
Fidelity Advisor Floating Rate High Income Fund — Institutional Class	68,055	647,200
Metropolitan West Total Return Bond Fund — Institutional Class	364,127	4,016,325

Description	Shares	Value
Mutual Funds (continued)

Fixed Income Funds (continued)
TCW Emerging Markets Income Fund — Institutional Class	76,431	$641,410
Vanguard Short-Term Inflation-Protected Securities Index Fund — Institutional Class (2)	46,069	1,138,822
Vanguard Short-Term Investment Grade Fund — Institutional Class	39,892	430,041

Total Fixed Income Funds		11,902,342

Alternative Funds — 9.9%
BMO Alternative Strategies Fund — Institutional Class (1)	145,597	1,504,017
Credit Suisse Commodity Return Strategy Fund — Institutional Class (2)	130,727	624,874

Total Alternative Funds		2,128,891

Total Mutual Funds (identified cost $18,662,100)		21,319,329

Short-Term Investments — 1.0%

Mutual Funds — 1.0%
BMO Institutional Prime Money Market Fund — Premier Class, 0.430% (1)	209,515	209,515

Total Short-Term Investments (identified cost $209,515)		209,515

Total Investments — 99.7% (identified cost $18,871,615)		21,528,844
Other Assets and Liabilities — 0.3%		66,476

Total Net Assets — 100.0%		$21,595,320

2015 Fund

Description	Shares	Value
Mutual Funds — 98.8%

Large-Cap Funds — 24.1%
BMO Dividend Income Fund — Institutional Class (1)	6,710	$86,958
BMO Large-Cap Growth Fund — Institutional Class (1)	5,827	90,149
BMO Large-Cap Value Fund — Institutional Class (1)	12,245	173,384
BMO Low Volatility Equity Fund — Institutional Class (1)	11,725	162,273
Harbor Capital Appreciation Fund — Institutional Class	1,502	90,406
T Rowe Price Growth Stock Fund — Institutional Class	1,692	90,588
Vanguard Equity Income Fund — Institutional Class	1,834	123,181
Vanguard Institutional Index Fund — Institutional Class	1,426	283,873

Total Large-Cap Funds		1,100,812

Mid-Cap Funds — 4.8%
BMO Mid-Cap Growth Fund — Institutional Class (1)	1,896	31,775
BMO Mid-Cap Value Fund — Institutional Class (1)	6,025	86,632
Vanguard Mid-Cap Index Fund — Institutional Class	2,861	101,335

Total Mid-Cap Funds		219,742

(See Notes which are an integral part of the Financial Statements)

15

As of August 31, 2016

Schedules of Investments

2015 Fund (continued)

Description	Shares	Value
Mutual Funds (continued)

Small-Cap Funds — 1.9%
BMO Small-Cap Growth Fund — Institutional Class (1)	1,634	$27,154
Goldman Sachs Small Cap Value Fund — Institutional Class	1,080	60,722

Total Small-Cap Funds		87,876

International Funds — 16.2%
BMO Disciplined International Equity Fund — Institutional Class (1)(2)	12,844	123,046
BMO LGM Emerging Markets Equity Fund — Institutional Class (1)	6,200	87,301
BMO LGM Frontier Markets Equity Fund — Institutional Class (1)	3,443	31,708
BMO Pyrford International Stock Fund — Institutional Class (1)	12,986	158,684
DFA International Small Company Portfolio — Institutional Class	1,026	18,232
Dodge & Cox International Stock Fund — Retail Class	2,510	95,877
Harbor International Fund — Institutional Class	1,794	109,987
MFS International Value Fund — Institutional Class	2,936	113,890

Total International Funds		738,725

Fixed Income Funds — 42.3%
BMO Monegy High Yield Bond Fund — Institutional Class (1)	6,306	59,848
BMO TCH Core Plus Bond Fund — Institutional Class (1)	57,006	677,799
Federated Institutional High-Yield Bond Fund — Institutional Class	10,697	105,684
Fidelity Advisor Floating Rate High Income Fund — Institutional Class	11,508	109,438
Metropolitan West Total Return Bond Fund — Institutional Class	61,451	677,799
TCW Emerging Markets Income Fund — Institutional Class	13,502	113,310
Vanguard Short-Term Inflation-Protected Securities Index Fund — Institutional Class (2)	7,679	189,826

Total Fixed Income Funds		1,933,704

Alternative Funds — 9.5%
BMO Alternative Strategies Fund — Institutional Class (1)	29,671	306,504
Credit Suisse Commodity Return Strategy Fund — Institutional Class (2)	26,177	125,126

Total Alternative Funds		431,630

Total Mutual Funds (identified cost $4,416,758)		4,512,489

Short-Term Investments — 1.0%

Mutual Funds — 1.0%
BMO Institutional Prime Money Market Fund — Premier Class, 0.430% (1)	46,224	46,224

Total Short-Term Investments (identified cost $46,224)		46,224

Total Investments — 99.8% (identified cost $4,462,982)		4,558,713
Other Assets and Liabilities — 0.2%		10,265

Total Net Assets — 100.0%		$4,568,978

2020 Fund

Description	Shares	Value
Mutual Funds — 98.8%

Large-Cap Funds — 29.9%
BMO Dividend Income Fund — Institutional Class (1)	128,860	$1,670,025
BMO Large-Cap Growth Fund — Institutional Class (1)	155,427	2,404,456
BMO Large-Cap Value Fund — Institutional Class (1)	291,389	4,126,073
BMO Low Volatility Equity Fund — Institutional Class (1)	281,367	3,894,115
Harbor Capital Appreciation Fund — Institutional Class	39,759	2,393,068
T Rowe Price Growth Stock Fund — Institutional Class	44,602	2,387,520
Vanguard Equity Income Fund — Institutional Class	38,796	2,606,320
Vanguard Institutional Index Fund — Institutional Class	41,979	8,358,791

Total Large-Cap Funds		27,840,368

Mid-Cap Funds — 6.9%
BMO Mid-Cap Growth Fund — Institutional Class (1)	99,682	1,670,663
BMO Mid-Cap Value Fund — Institutional Class (1)	158,636	2,281,189
Vanguard Mid-Cap Index Fund — Institutional Class	70,742	2,505,695

Total Mid-Cap Funds		6,457,547

Small-Cap Funds — 2.6%
BMO Small-Cap Growth Fund — Institutional Class (1)	56,107	932,505
Goldman Sachs Small Cap Value Fund — Institutional Class	26,785	1,505,296

Total Small-Cap Funds		2,437,801

International Funds — 20.3%
BMO Disciplined International Equity Fund — Institutional Class (1)(2)	310,313	2,972,794
BMO LGM Emerging Markets Equity Fund — Institutional Class (1)	186,889	2,631,395
BMO LGM Frontier Markets Equity Fund — Institutional Class (1)	77,033	709,471
BMO Pyrford International Stock Fund — Institutional Class (1)	337,569	4,125,091
DFA International Small Company Portfolio — Institutional Class	26,149	464,673
Dodge & Cox International Stock Fund — Retail Class	65,784	2,512,949
Harbor International Fund — Institutional Class	43,260	2,652,709
MFS International Value Fund — Institutional Class	73,463	2,849,630

Total International Funds		18,918,712

Fixed Income Funds — 30.2%
BMO Monegy High Yield Bond Fund — Institutional Class (1)	89,835	852,539
BMO TCH Core Plus Bond Fund — Institutional Class (1)	838,641	9,971,443
Federated Institutional High-Yield Bond Fund — Institutional Class	161,229	1,592,942
Fidelity Advisor Floating Rate High Income Fund — Institutional Class	175,936	1,673,148
Metropolitan West Total Return Bond Fund — Institutional Class	895,580	9,878,251

(See Notes which are an integral part of the Financial Statements)

16

BMO Funds

2020 Fund (continued)

Description	Shares	Value
Mutual Funds (continued)

Fixed Income Funds (continued)
TCW Emerging Markets Income Fund — Institutional Class	168,056	$1,410,329
Vanguard Short-Term Inflation-Protected Securities Index Fund — Institutional Class (2)	112,780	2,787,924

Total Fixed Income Funds		28,166,576

Alternative Funds — 8.9%
BMO Alternative Strategies Fund — Institutional Class (1)	565,235	5,838,880
Credit Suisse Commodity Return Strategy Fund — Institutional Class (2)	514,756	2,460,534

Total Alternative Funds		8,299,414

Total Mutual Funds (identified cost $75,314,596)		92,120,418

Short-Term Investments — 1.0%

Mutual Funds — 1.0%
BMO Institutional Prime Money Market Fund — Premier Class, 0.430% (1)	920,373	920,373

Total Short-Term Investments (identified cost $920,373)		920,373

Total Investments — 99.8% (identified cost $76,234,969)		93,040,791
Other Assets and Liabilities — 0.2%		215,192

Total Net Assets — 100.0%		$93,255,983

2025 Fund

Description	Shares	Value
Mutual Funds — 98.9%

Large-Cap Funds — 32.5%
BMO Dividend Income Fund — Institutional Class (1)	30,856	$399,892
BMO Large-Cap Growth Fund — Institutional Class (1)	50,743	784,992
BMO Large-Cap Value Fund — Institutional Class (1)	105,052	1,487,538
BMO Low Volatility Equity Fund — Institutional Class (1)	68,334	945,739
Harbor Capital Appreciation Fund — Institutional Class	20,642	1,242,424
T Rowe Price Growth Stock Fund — Institutional Class	23,294	1,246,902
Vanguard Equity Income Fund — Institutional Class	8,174	549,110
Vanguard Institutional Index Fund — Institutional Class	16,640	3,313,411

Total Large-Cap Funds		9,970,008

Mid-Cap Funds — 9.1%
BMO Mid-Cap Growth Fund — Institutional Class (1)	51,002	854,792
BMO Mid-Cap Value Fund — Institutional Class (1)	61,754	888,016
Vanguard Mid-Cap Index Fund — Institutional Class	29,472	1,043,911

Total Mid-Cap Funds		2,786,719

Description	Shares	Value
Mutual Funds (continued)

Small-Cap Funds — 3.8%
BMO Small-Cap Growth Fund — Institutional Class (1)	33,080	$549,784
Goldman Sachs Small Cap Value Fund — Institutional Class	10,909	613,065

Total Small-Cap Funds		1,162,849

International Funds — 23.5%
BMO Disciplined International Equity Fund — Institutional Class (1)(2)	86,927	832,761
BMO LGM Emerging Markets Equity Fund — Institutional Class (1)	79,140	1,114,286
BMO LGM Frontier Markets Equity Fund — Institutional Class (1)	26,634	245,304
BMO Pyrford International Stock Fund — Institutional Class (1)	118,880	1,452,719
DFA International Small Company Portfolio — Institutional Class	12,137	215,672
Dodge & Cox International Stock Fund — Retail Class	30,652	1,170,889
Harbor International Fund — Institutional Class	20,823	1,276,839
MFS International Value Fund — Institutional Class	22,655	878,776

Total International Funds		7,187,246

Fixed Income Funds — 22.1%
BMO Monegy High Yield Bond Fund — Institutional Class (1)	22,727	215,684
BMO TCH Core Plus Bond Fund — Institutional Class (1)	199,260	2,369,198
Federated Institutional High-Yield Bond Fund — Institutional Class	40,631	401,430
Fidelity Advisor Floating Rate High Income Fund — Institutional Class	44,924	427,228
Metropolitan West Total Return Bond Fund — Institutional Class	214,306	2,363,797
TCW Emerging Markets Income Fund — Institutional Class	40,525	340,083
Vanguard Short-Term Inflation-Protected Securities Index Fund — Institutional Class (2)	25,746	636,448

Total Fixed Income Funds		6,753,868

Alternative Funds — 7.9%
BMO Alternative Strategies Fund — Institutional Class (1)	165,682	1,711,494
Credit Suisse Commodity Return Strategy Fund — Institutional Class (2)	150,795	720,799

Total Alternative Funds		2,432,293

Total Mutual Funds (identified cost $30,216,258)		30,292,983

Short-Term Investments — 1.0%

Mutual Funds — 1.0%
BMO Institutional Prime Money Market Fund — Premier Class, 0.430% (1)	307,623	307,623

Total Short-Term Investments (identified cost $307,623)		307,623

Total Investments — 99.9% (identified cost $30,523,881)		30,600,606
Other Assets and Liabilities — 0.1%		31,022

Total Net Assets — 100.0%		$30,631,628

(See Notes which are an integral part of the Financial Statements)

17

As of August 31, 2016

Schedules of Investments

2030 Fund

Description	Shares	Value
Mutual Funds — 98.7%

Large-Cap Funds — 36.2%
BMO Dividend Income Fund — Institutional Class (1)	110,565	$1,432,917
BMO Large-Cap Growth Fund — Institutional Class (1)	178,711	2,764,666
BMO Large-Cap Value Fund — Institutional Class (1)	401,185	5,680,775
BMO Low Volatility Equity Fund — Institutional Class (1)	260,594	3,606,619
Harbor Capital Appreciation Fund — Institutional Class	78,261	4,710,531
T Rowe Price Growth Stock Fund — Institutional Class	88,003	4,710,802
Vanguard Equity Income Fund — Institutional Class	32,273	2,168,120
Vanguard Institutional Index Fund — Institutional Class	62,041	12,353,555

Total Large-Cap Funds		37,427,985

Mid-Cap Funds — 10.2%
BMO Mid-Cap Growth Fund — Institutional Class (1)	197,044	3,302,450
BMO Mid-Cap Value Fund — Institutional Class (1)	231,417	3,327,772
Vanguard Mid-Cap Index Fund — Institutional Class	109,710	3,885,930

Total Mid-Cap Funds		10,516,152

Small-Cap Funds — 4.2%
BMO Small-Cap Growth Fund — Institutional Class (1)	130,705	2,172,315
Goldman Sachs Small Cap Value Fund — Institutional Class	38,980	2,190,684

Total Small-Cap Funds		4,362,999

International Funds — 26.2%
BMO Disciplined International Equity Fund — Institutional Class (1)(2)	309,812	2,967,999
BMO LGM Emerging Markets Equity Fund — Institutional Class (1)	292,434	4,117,478
BMO LGM Frontier Markets Equity Fund — Institutional Class (1)	120,699	1,111,642
BMO Pyrford International Stock Fund — Institutional Class (1)	451,357	5,515,582
DFA International Small Company Portfolio — Institutional Class	51,824	920,906
Dodge & Cox International Stock Fund — Retail Class	116,237	4,440,256
Harbor International Fund — Institutional Class	79,040	4,846,738
MFS International Value Fund — Institutional Class	81,710	3,169,543

Total International Funds		27,090,144

Fixed Income Funds — 14.4%
BMO Monegy High Yield Bond Fund — Institutional Class (1)	54,400	516,256
BMO TCH Core Plus Bond Fund — Institutional Class (1)	442,319	5,259,167
Federated Institutional High-Yield Bond Fund — Institutional Class	82,965	819,692
Fidelity Advisor Floating Rate High Income Fund — Institutional Class	107,039	1,017,942
Metropolitan West Total Return Bond Fund — Institutional Class	476,912	5,260,334

Description	Shares	Value
Mutual Funds (continued)

Fixed Income Funds (continued)
TCW Emerging Markets Income Fund — Institutional Class	85,735	$719,487
Vanguard Short-Term Inflation-Protected Securities Index Fund — Institutional Class (2)	54,003	1,334,944

Total Fixed Income Funds		14,927,822

Alternative Funds — 7.5%
BMO Alternative Strategies Fund — Institutional Class (1)	517,174	5,342,402
Credit Suisse Commodity Return Strategy Fund — Institutional Class (2)	491,714	2,350,391

Total Alternative Funds		7,692,793

Total Mutual Funds (identified cost $81,992,440)		102,017,895

Short-Term Investments — 1.0%

Mutual Funds — 1.0%
BMO Institutional Prime Money Market Fund — Premier Class, 0.430% (1)	1,031,813	1,031,813

Total Short-Term Investments (identified cost $1,031,813)		1,031,813

Total Investments — 99.7% (identified cost $83,024,253)		103,049,708
Other Assets and Liabilities — 0.3%		334,055

Total Net Assets — 100.0%		$103,383,763

2035 Fund

Description	Shares	Value
Mutual Funds — 99.0%

Large-Cap Funds — 39.7%
BMO Dividend Income Fund — Institutional Class (1)	36,290	$470,318
BMO Large-Cap Growth Fund — Institutional Class (1)	58,574	906,140
BMO Large-Cap Value Fund — Institutional Class (1)	130,245	1,844,270
BMO Low Volatility Equity Fund — Institutional Class (1)	86,134	1,192,092
Harbor Capital Appreciation Fund — Institutional Class	26,316	1,583,951
T Rowe Price Growth Stock Fund — Institutional Class	29,784	1,594,353
Vanguard Equity Income Fund — Institutional Class	10,763	723,063
Vanguard Institutional Index Fund — Institutional Class	20,571	4,096,125

Total Large-Cap Funds		12,410,312

Mid-Cap Funds — 11.1%
BMO Mid-Cap Growth Fund — Institutional Class (1)	64,725	1,084,788
BMO Mid-Cap Value Fund — Institutional Class (1)	78,257	1,125,338
Vanguard Mid-Cap Index Fund — Institutional Class	35,377	1,253,070

Total Mid-Cap Funds		3,463,196

Small-Cap Funds — 4.6%
BMO Small-Cap Growth Fund — Institutional Class (1)	43,000	714,664

(See Notes which are an integral part of the Financial Statements)

18

BMO Funds

2035 Fund (continued)

Description	Shares	Value
Mutual Funds (continued)

Small-Cap Funds (continued)
Goldman Sachs Small Cap Value Fund — Institutional Class	12,846	$721,927

Total Small-Cap Funds		1,436,591

International Funds — 28.6%
BMO Disciplined International Equity Fund — Institutional Class (1)(2)	101,468	972,060
BMO LGM Emerging Markets Equity Fund — Institutional Class (1)	98,532	1,387,337
BMO LGM Frontier Markets Equity Fund — Institutional Class (1)	31,805	292,924
BMO Pyrford International Stock Fund — Institutional Class (1)	150,755	1,842,225
DFA International Small Company Portfolio — Institutional Class	17,610	312,938
Dodge & Cox International Stock Fund — Retail Class	38,553	1,472,709
Harbor International Fund — Institutional Class	26,582	1,630,000
MFS International Value Fund — Institutional Class	26,648	1,033,663

Total International Funds		8,943,856

Fixed Income Funds — 8.6%
BMO Monegy High Yield Bond Fund — Institutional Class (1)	10,108	95,926
BMO TCH Core Plus Bond Fund — Institutional Class (1)	81,809	972,714
Federated Institutional High-Yield Bond Fund — Institutional Class	13,198	130,393
Fidelity Advisor Floating Rate High Income Fund — Institutional Class	16,503	156,944
Metropolitan West Total Return Bond Fund — Institutional Class	88,867	980,203
TCW Emerging Markets Income Fund — Institutional Class	15,127	126,950
Vanguard Short-Term Inflation-Protected Securities Index Fund — Institutional Class (2)	8,809	217,764

Total Fixed Income Funds		2,680,894

Alternative Funds — 6.4%
BMO Alternative Strategies Fund — Institutional Class (1)	138,786	1,433,661
Credit Suisse Commodity Return Strategy Fund — Institutional Class (2)	123,248	589,125

Total Alternative Funds		2,022,786

Total Mutual Funds (identified cost $30,904,271)		30,957,635

Short-Term Investments — 0.8%

Mutual Funds — 0.8%
BMO Institutional Prime Money Market Fund — Premier Class, 0.430% (1)	267,166	267,166

Total Short-Term Investments (identified cost $267,166)		267,166

Total Investments — 99.8% (identified cost $31,171,437)		31,224,801
Other Assets and Liabilities — 0.2%		58,076

Total Net Assets — 100.0%		$31,282,877

2040 Fund

Description	Shares	Value
Mutual Funds — 98.4%

Large-Cap Funds — 41.4%
BMO Dividend Income Fund — Institutional Class (1)	71,427	$925,693
BMO Large-Cap Growth Fund — Institutional Class (1)	130,579	2,020,064
BMO Large-Cap Value Fund — Institutional Class (1)	290,525	4,113,828
BMO Low Volatility Equity Fund — Institutional Class (1)	191,311	2,647,740
Harbor Capital Appreciation Fund — Institutional Class	59,004	3,551,443
T Rowe Price Growth Stock Fund — Institutional Class	66,780	3,574,755
Vanguard Equity Income Fund — Institutional Class	23,628	1,587,319
Vanguard Institutional Index Fund — Institutional Class	45,851	9,129,948

Total Large-Cap Funds		27,550,790

Mid-Cap Funds — 11.5%
BMO Mid-Cap Growth Fund — Institutional Class (1)	137,354	2,302,051
BMO Mid-Cap Value Fund — Institutional Class (1)	168,169	2,418,265
Vanguard Mid-Cap Index Fund — Institutional Class	83,931	2,972,827

Total Mid-Cap Funds		7,693,143

Small-Cap Funds — 4.8%
BMO Small-Cap Growth Fund — Institutional Class (1)	95,721	1,590,888
Goldman Sachs Small Cap Value Fund — Institutional Class	28,619	1,608,390

Total Small-Cap Funds		3,199,278

International Funds — 29.9%
BMO Disciplined International Equity Fund — Institutional Class (1)(2)	220,854	2,115,782
BMO LGM Emerging Markets Equity Fund — Institutional Class (1)	214,788	3,024,209
BMO LGM Frontier Markets Equity Fund — Institutional Class (1)	95,235	877,110
BMO Pyrford International Stock Fund — Institutional Class (1)	327,030	3,996,309
DFA International Small Company Portfolio — Institutional Class	40,843	725,773
Dodge & Cox International Stock Fund — Retail Class	85,701	3,273,777
Harbor International Fund — Institutional Class	59,383	3,641,373
MFS International Value Fund — Institutional Class	57,893	2,245,677

Total International Funds		19,900,010

Fixed Income Funds — 5.0%
BMO Monegy High Yield Bond Fund — Institutional Class (1)	13,949	132,377
BMO TCH Core Plus Bond Fund — Institutional Class (1)	95,164	1,131,499
Federated Institutional High-Yield Bond Fund — Institutional Class	26,811	264,889
Fidelity Advisor Floating Rate High Income Fund — Institutional Class	27,660	263,044
Metropolitan West Total Return Bond Fund — Institutional Class	96,549	1,064,941

(See Notes which are an integral part of the Financial Statements)

19

As of August 31, 2016

Schedules of Investments

2040 Fund (continued)

Description	Shares	Value
Mutual Funds (continued)

Fixed Income Funds (continued)
TCW Emerging Markets Income Fund — Institutional Class	23,677	$198,701
Vanguard Short-Term Inflation-Protected Securities Index Fund — Institutional Class (2)	10,735	265,380

Total Fixed Income Funds		3,320,831

Alternative Funds — 5.8%
BMO Alternative Strategies Fund — Institutional Class (1)	263,980	2,726,915
Credit Suisse Commodity Return Strategy Fund — Institutional Class (2)	241,989	1,156,705

Total Alternative Funds		3,883,620

Total Mutual Funds (identified cost $50,871,062)		65,547,672

Short-Term Investments — 1.0%

Mutual Funds — 1.0%
BMO Institutional Prime Money Market Fund — Premier Class, 0.430% (1)	665,511	665,511

Total Short-Term Investments (identified cost $665,511)		665,511

Total Investments — 99.4% (identified cost $51,536,573)		66,213,183
Other Assets and Liabilities — 0.6%		367,280

Total Net Assets — 100.0%		$66,580,463

2045 Fund

Description	Shares	Value
Mutual Funds — 98.9%

Large-Cap Funds — 42.1%
BMO Dividend Income Fund — Institutional Class (1)	18,661	$241,844
BMO Large-Cap Growth Fund — Institutional Class (1)	34,390	532,019
BMO Large-Cap Value Fund — Institutional Class (1)	76,330	1,080,830
BMO Low Volatility Equity Fund — Institutional Class (1)	49,857	690,023
Harbor Capital Appreciation Fund — Institutional Class	15,626	940,510
T Rowe Price Growth Stock Fund — Institutional Class	17,628	943,635
Vanguard Equity Income Fund — Institutional Class	6,130	411,818
Vanguard Institutional Index Fund — Institutional Class	11,976	2,384,568

Total Large-Cap Funds		7,225,247

Mid-Cap Funds — 11.7%
BMO Mid-Cap Growth Fund — Institutional Class (1)	36,841	617,448
BMO Mid-Cap Value Fund — Institutional Class (1)	42,951	617,634
Vanguard Mid-Cap Index Fund — Institutional Class	21,768	771,035

Total Mid-Cap Funds		2,006,117

Description	Shares	Value
Mutual Funds (continued)

Small-Cap Funds — 5.0%
BMO Small-Cap Growth Fund — Institutional Class (1)	25,720	$427,466
Goldman Sachs Small Cap Value Fund — Institutional Class	7,630	428,816

Total Small-Cap Funds		856,282

International Funds — 30.2%
BMO Disciplined International Equity Fund — Institutional Class (1)(2)	57,428	550,160
BMO LGM Emerging Markets Equity Fund — Institutional Class (1)	58,821	828,201
BMO LGM Frontier Markets Equity Fund — Institutional Class (1)	21,050	193,869
BMO Pyrford International Stock Fund — Institutional Class (1)	86,825	1,061,005
DFA International Small Company Portfolio — Institutional Class	11,638	206,799
Dodge & Cox International Stock Fund — Retail Class	22,510	859,870
Harbor International Fund — Institutional Class	15,385	943,420
MFS International Value Fund — Institutional Class	14,163	549,385

Total International Funds		5,192,709

Fixed Income Funds — 5.0%
BMO Monegy High Yield Bond Fund — Institutional Class (1)	3,623	34,385
BMO TCH Core Plus Bond Fund — Institutional Class (1)	26,027	309,465
Federated Institutional High-Yield Bond Fund — Institutional Class	5,252	51,891
Fidelity Advisor Floating Rate High Income Fund — Institutional Class	5,418	51,525
Metropolitan West Total Return Bond Fund — Institutional Class	28,057	309,465
TCW Emerging Markets Income Fund — Institutional Class	3,678	30,868
Vanguard Short-Term Inflation-Protected Securities Index Fund — Institutional Class (2)	2,752	68,040

Total Fixed Income Funds		855,639

Alternative Funds — 4.9%
BMO Alternative Strategies Fund — Institutional Class (1)	58,169	600,880
Credit Suisse Commodity Return Strategy Fund — Institutional Class (2)	52,777	252,275

Total Alternative Funds		853,155

Total Mutual Funds (identified cost $16,912,428)		16,989,149

Short-Term Investments — 0.6%

Mutual Funds — 0.6%
BMO Institutional Prime Money Market Fund — Premier Class, 0.430% (1)	99,017	99,017

Total Short-Term Investments (identified cost $99,017)		99,017

Total Investments — 99.5% (identified cost $17,011,445)		17,088,166
Other Assets and Liabilities — 0.5%		82,702

Total Net Assets — 100.0%		$17,170,868

(See Notes which are an integral part of the Financial Statements)

20

BMO Funds

2050 Fund

Description	Shares	Value
Mutual Funds — 98.8%

Large-Cap Funds — 42.0%
BMO Dividend Income Fund — Institutional Class (1)	48,464	$628,092
BMO Large-Cap Growth Fund — Institutional Class (1)	90,083	1,393,578
BMO Large-Cap Value Fund — Institutional Class (1)	201,860	2,858,333
BMO Low Volatility Equity Fund — Institutional Class (1)	130,903	1,811,702
Harbor Capital Appreciation Fund — Institutional Class	41,138	2,476,102
T Rowe Price Growth Stock Fund — Institutional Class	46,362	2,481,769
Vanguard Equity Income Fund — Institutional Class	16,107	1,082,054
Vanguard Institutional Index Fund — Institutional Class	31,432	6,258,751

Total Large-Cap Funds		18,990,381

Mid-Cap Funds — 11.7%
BMO Mid-Cap Growth Fund — Institutional Class (1)	97,149	1,628,217
BMO Mid-Cap Value Fund — Institutional Class (1)	114,104	1,640,813
Vanguard Mid-Cap Index Fund — Institutional Class	57,224	2,026,873

Total Mid-Cap Funds		5,295,903

Small-Cap Funds — 5.0%
BMO Small-Cap Growth Fund — Institutional Class (1)	68,036	1,130,758
Goldman Sachs Small Cap Value Fund — Institutional Class	20,341	1,143,172

Total Small-Cap Funds		2,273,930

International Funds — 30.2%
BMO Disciplined International Equity Fund — Institutional Class (1)(2)	149,825	1,435,322
BMO LGM Emerging Markets Equity Fund — Institutional Class (1)	155,216	2,185,440
BMO LGM Frontier Markets Equity Fund — Institutional Class (1)	55,960	515,392
BMO Pyrford International Stock Fund — Institutional Class (1)	228,734	2,795,127
DFA International Small Company Portfolio — Institutional Class	30,230	537,184
Dodge & Cox International Stock Fund — Retail Class	59,214	2,261,991
Harbor International Fund — Institutional Class	40,440	2,479,759
MFS International Value Fund — Institutional Class	37,099	1,439,080

Total International Funds		13,649,295

Fixed Income Funds — 5.0%
BMO Monegy High Yield Bond Fund — Institutional Class (1)	9,463	89,806
BMO TCH Core Plus Bond Fund — Institutional Class (1)	68,464	814,035
Federated Institutional High-Yield Bond Fund — Institutional Class	13,643	134,790
Fidelity Advisor Floating Rate High Income Fund — Institutional Class	14,075	133,851
Metropolitan West Total Return Bond Fund — Institutional Class	73,562	811,389

Description	Shares	Value
Mutual Funds (continued)

Fixed Income Funds (continued)
TCW Emerging Markets Income Fund — Institutional Class	10,710	$89,875
Vanguard Short-Term Inflation-Protected Securities Index Fund — Institutional Class (2)	7,151	176,763

Total Fixed Income Funds		2,250,509

Alternative Funds — 4.9%
BMO Alternative Strategies Fund — Institutional Class (1)	151,101	1,560,871
Credit Suisse Commodity Return Strategy Fund — Institutional Class (2)	140,494	671,560

Total Alternative Funds		2,232,431

Total Mutual Funds (identified cost $36,611,714)		44,692,449

Short-Term Investments — 1.0%

Mutual Funds — 1.0%
BMO Institutional Prime Money Market Fund — Premier Class, 0.430% (1)	452,953	452,953

Total Short-Term Investments (identified cost $452,953)		452,953

Total Investments — 99.8% (identified cost $37,064,667)		45,145,402
Other Assets and Liabilities — 0.2%		68,399

Total Net Assets — 100.0%		$45,213,801

2055 Fund

Description	Shares	Value
Mutual Funds — 98.6%

Large-Cap Funds — 41.9%
BMO Dividend Income Fund — Institutional Class (1)	8,393	$108,770
BMO Large-Cap Growth Fund — Institutional Class (1)	15,374	237,840
BMO Large-Cap Value Fund — Institutional Class (1)	34,604	489,994
BMO Low Volatility Equity Fund — Institutional Class (1)	22,319	308,889
Harbor Capital Appreciation Fund — Institutional Class	7,018	422,431
T Rowe Price Growth Stock Fund — Institutional Class	7,929	424,427
Vanguard Equity Income Fund — Institutional Class	2,783	186,991
Vanguard Institutional Index Fund — Institutional Class	5,385	1,072,335

Total Large-Cap Funds		3,251,677

Mid-Cap Funds — 11.7%
BMO Mid-Cap Growth Fund — Institutional Class (1)	16,614	278,456
BMO Mid-Cap Value Fund — Institutional Class (1)	19,457	279,791
Vanguard Mid-Cap Index Fund — Institutional Class	9,773	346,160

Total Mid-Cap Funds		904,407

Small-Cap Funds — 5.0%
BMO Small-Cap Growth Fund — Institutional Class (1)	11,554	192,033

(See Notes which are an integral part of the Financial Statements)

21

As of August 31, 2016

Schedules of Investments

2055 Fund (continued)

Description	Shares	Value
Mutual Funds (continued)

Small-Cap Funds (continued)
Goldman Sachs Small Cap Value Fund — Institutional Class	3,459	$194,404

Total Small-Cap Funds		386,437

International Funds — 30.0%
BMO Disciplined International Equity Fund — Institutional Class (1)(2)	25,649	245,717
BMO LGM Emerging Markets Equity Fund — Institutional Class (1)	26,573	374,152
BMO LGM Frontier Markets Equity Fund — Institutional Class (1)	8,657	79,727
BMO Pyrford International Stock Fund — Institutional Class (1)	38,974	476,260
DFA International Small Company Portfolio — Institutional Class	5,154	91,579
Dodge & Cox International Stock Fund — Retail Class	10,158	388,041
Harbor International Fund — Institutional Class	6,926	424,687
MFS International Value Fund — Institutional Class	6,345	246,109

Total International Funds		2,326,272

Fixed Income Funds — 5.0%
BMO Monegy High Yield Bond Fund — Institutional Class (1)	1,600	15,183
BMO TCH Core Plus Bond Fund — Institutional Class (1)	11,835	140,717
Federated Institutional High-Yield Bond Fund — Institutional Class	2,306	22,787
Fidelity Advisor Floating Rate High Income Fund — Institutional Class	2,468	23,471
Metropolitan West Total Return Bond Fund — Institutional Class	12,728	140,384
TCW Emerging Markets Income Fund — Institutional Class	1,810	15,193
Vanguard Short-Term Inflation-Protected Securities Index Fund — Institutional Class (2)	1,252	30,941

Total Fixed Income Funds		388,676

Alternative Funds — 5.0%
BMO Alternative Strategies Fund — Institutional Class (1)	26,369	272,392
Credit Suisse Commodity Return Strategy Fund — Institutional Class (2)	23,697	113,272

Total Alternative Funds		385,664

Total Mutual Funds (identified cost $7,422,841)		7,643,133

Short-Term Investments — 1.0%

Mutual Funds — 1.0%
BMO Institutional Prime Money Market Fund — Premier Class, 0.430% (1)	77,544	77,544

Total Short-Term Investments (identified cost $77,544)		77,544

Total Investments — 99.6% (identified cost $7,500,385)		7,720,677
Other Assets and Liabilities — 0.4%		32,518

Total Net Assets — 100.0%		$7,753,195

Conservative Allocation Fund

Description	Shares	Value
Mutual Funds — 98.9%

Large-Cap Funds — 11.3%
BMO Dividend Income Fund — Institutional Class (1)	69,584	$901,806
BMO Large-Cap Growth Fund — Institutional Class (1)	147,629	2,283,819
BMO Large-Cap Value Fund — Institutional Class (1)	163,216	2,311,142
BMO Low Volatility Equity Fund — Institutional Class (1)	119,205	1,649,803
Dodge & Cox Stock Fund — Retail Class	6,684	1,144,075
Harbor Capital Appreciation Fund — Institutional Class	25,786	1,552,083
T Rowe Price Growth Stock Fund — Institutional Class	26,552	1,421,314
Vanguard Institutional Index Fund — Institutional Class	24,826	4,943,416

Total Large-Cap Funds		16,207,458

Mid-Cap Funds — 1.9%
BMO Mid-Cap Growth Fund — Institutional Class (1)	41,626	697,653
BMO Mid-Cap Value Fund — Institutional Class (1)	49,047	705,290
Vanguard Mid-Cap Index Fund — Institutional Class	34,568	1,224,402

Total Mid-Cap Funds		2,627,345

Small-Cap Funds — 1.0%
BMO Small-Cap Growth Fund — Institutional Class (1)	43,033	715,216
BMO Small-Cap Value Fund — Institutional Class (1)	27,941	373,564
Goldman Sachs Small Cap Value Fund — Institutional Class	6,163	346,387

Total Small-Cap Funds		1,435,167

International Funds — 4.7%
BMO Disciplined International Equity Fund — Institutional Class (1)(2)	141,065	1,351,407
BMO LGM Emerging Markets Equity Fund — Institutional Class (1)	79,144	1,114,343
BMO Pyrford International Stock Fund — Institutional Class (1)	112,734	1,377,606
Dodge & Cox International Stock Fund — Retail Class	18,029	688,699
Harbor International Fund — Institutional Class	11,051	677,678
MFS International Value Fund — Institutional Class	40,093	1,555,196

Total International Funds		6,764,929

Fixed Income Funds — 65.1%
BMO Monegy High Yield Bond Fund — Institutional Class (1)	556,235	5,278,673
BMO TCH Core Plus Bond Fund — Institutional Class (1)(3)	3,872,618	46,045,431
Fidelity Advisor Floating Rate High Income Fund — Institutional Class	469,607	4,465,965
Metropolitan West Total Return Bond Fund — Institutional Class	3,119,908	34,412,581
TCW Emerging Markets Income Fund — Institutional Class	345,168	2,896,648

Total Fixed Income Funds		93,099,298

(See Notes which are an integral part of the Financial Statements)

22

BMO Funds

Conservative Allocation Fund (continued)

Description	Shares	Value
Mutual Funds (continued)

Alternative Funds — 14.9%
BMO Alternative Strategies Fund — Institutional Class (1)	1,445,606	$14,933,112
Credit Suisse Commodity Return Strategy Fund — Institutional Class (2)	1,317,539	6,297,835

Total Alternative Funds		21,230,947

Total Mutual Funds (identified cost $129,278,302)		141,365,144

Short-Term Investments — 1.0%

Mutual Funds — 1.0%
BMO Institutional Prime Money Market Fund — Premier Class, 0.430% (1)	1,460,458	1,460,458

Total Short-Term Investments (identified cost $1,460,458)		1,460,458

Total Investments — 99.9% (identified cost $130,738,760)		142,825,602
Other Assets and Liabilities — 0.1%		192,724

Total Net Assets — 100.0%		$143,018,326

Moderate Allocation Fund

Description	Shares	Value
Mutual Funds — 98.8%

Large-Cap Funds — 23.3%
BMO Dividend Income Fund — Institutional Class (1)	138,149	$1,790,411
BMO Large-Cap Growth Fund — Institutional Class (1)	297,274	4,598,834
BMO Large-Cap Value Fund — Institutional Class (1)	324,251	4,591,399
BMO Low Volatility Equity Fund — Institutional Class (1)	240,133	3,323,441
Dodge & Cox Stock Fund — Retail Class	13,273	2,271,804
Harbor Capital Appreciation Fund — Institutional Class	51,690	3,111,202
T Rowe Price Growth Stock Fund — Institutional Class	53,489	2,863,244
Vanguard Institutional Index Fund — Institutional Class	49,598	9,875,907

Total Large-Cap Funds		32,426,242

Mid-Cap Funds — 3.8%
BMO Mid-Cap Growth Fund — Institutional Class (1)	84,168	1,410,661
BMO Mid-Cap Value Fund — Institutional Class (1)	97,426	1,400,992
Vanguard Mid-Cap Index Fund — Institutional Class	69,227	2,452,035

Total Mid-Cap Funds		5,263,688

Small-Cap Funds — 2.0%
BMO Small-Cap Growth Fund — Institutional Class (1)	84,847	1,410,154
BMO Small-Cap Value Fund — Institutional Class (1)	57,129	763,813
Goldman Sachs Small Cap Value Fund — Institutional Class	12,091	679,529

Total Small-Cap Funds		2,853,496

Description	Shares	Value
Mutual Funds (continued)

International Funds — 9.8%
BMO Disciplined International Equity Fund — Institutional Class (1)(2)	286,457	$2,744,262
BMO LGM Emerging Markets Equity Fund — Institutional Class (1)	158,898	2,237,288
BMO Pyrford International Stock Fund — Institutional Class (1)	223,025	2,725,365
Dodge & Cox International Stock Fund — Retail Class	36,321	1,387,465
Harbor International Fund — Institutional Class	22,179	1,359,999
MFS International Value Fund — Institutional Class	80,280	3,114,079

Total International Funds		13,568,458

Fixed Income Funds — 48.0%
BMO Monegy High Yield Bond Fund — Institutional Class (1)	400,965	3,805,157
BMO TCH Core Plus Bond Fund — Institutional Class (1)	2,775,478	33,000,431
Fidelity Advisor Floating Rate High Income Fund — Institutional Class	339,399	3,227,688
Metropolitan West Total Return Bond Fund — Institutional Class	2,236,978	24,673,869
TCW Emerging Markets Income Fund — Institutional Class	247,488	2,076,923

Total Fixed Income Funds		66,784,068

Alternative Funds — 11.9%
BMO Alternative Strategies Fund — Institutional Class (1)	1,129,262	11,665,276
Credit Suisse Commodity Return Strategy Fund — Institutional Class (2)	1,019,055	4,871,084

Total Alternative Funds		16,536,360

Total Mutual Funds (identified cost $119,676,869)		137,432,312

Short-Term Investments — 0.6%

Mutual Funds — 0.6%
BMO Institutional Prime Money Market Fund — Premier Class, 0.430% (1)	857,039	857,039

Total Short-Term Investments (identified cost $857,039)		857,039

Total Investments — 99.4% (identified cost $120,533,908)		138,289,351
Other Assets and Liabilities — 0.6%		841,527

Total Net Assets — 100.0%		$139,130,878

Balanced Allocation Fund

Description	Shares	Value
Mutual Funds — 99.2%

Large-Cap Funds — 35.4%
BMO Dividend Income Fund — Institutional Class (1)	710,150	$9,203,550
BMO Large-Cap Growth Fund — Institutional Class (1)	1,511,987	23,390,443
BMO Large-Cap Value Fund — Institutional Class (1)	1,665,769	23,587,286

(See Notes which are an integral part of the Financial Statements)

23

As of August 31, 2016

Schedules of Investments

Balanced Allocation Fund (continued)

Description	Shares	Value
Mutual Funds (continued)

Large-Cap Funds (continued)
BMO Low Volatility Equity Fund — Institutional Class (1)	1,217,523	$16,850,514
Dodge & Cox Stock Fund — Retail Class	68,096	11,655,364
Harbor Capital Appreciation Fund — Institutional Class	263,249	15,844,955
T Rowe Price Growth Stock Fund — Institutional Class	270,893	14,500,890
Vanguard Institutional Index Fund — Institutional Class	253,602	50,497,243

Total Large-Cap Funds		165,530,245

Mid-Cap Funds — 5.8%
BMO Mid-Cap Growth Fund — Institutional Class (1)	425,883	7,137,793
BMO Mid-Cap Value Fund — Institutional Class (1)	501,246	7,207,920
Vanguard Mid-Cap Index Fund — Institutional Class	354,262	12,547,946

Total Mid-Cap Funds		26,893,659

Small-Cap Funds — 3.1%
BMO Small-Cap Growth Fund — Institutional Class (1)	438,655	7,290,452
BMO Small-Cap Value Fund — Institutional Class (1)	288,106	3,851,980
Goldman Sachs Small Cap Value Fund — Institutional Class	61,892	3,478,312

Total Small-Cap Funds		14,620,744

International Funds — 14.8%
BMO Disciplined International Equity Fund — Institutional Class (1)(2)	1,457,763	13,965,369
BMO LGM Emerging Markets Equity Fund — Institutional Class (1)	806,587	11,356,752
BMO Pyrford International Stock Fund — Institutional Class (1)	1,131,483	13,826,724
Dodge & Cox International Stock Fund — Retail Class	185,173	7,073,598
Harbor International Fund — Institutional Class	114,135	6,998,734
MFS International Value Fund — Institutional Class	407,870	15,821,281

Total International Funds		69,042,458

Fixed Income Funds — 30.2%
BMO Monegy High Yield Bond Fund — Institutional Class (1)	846,147	8,029,933
BMO TCH Core Plus Bond Fund — Institutional Class (1)	5,856,605	69,635,028
Fidelity Advisor Floating Rate High Income Fund — Institutional Class	707,564	6,728,937
Metropolitan West Total Return Bond Fund — Institutional Class	4,723,122	52,096,032
TCW Emerging Markets Income Fund — Institutional Class	531,687	4,461,916

Total Fixed Income Funds		140,951,846

Alternative Funds — 9.9%
BMO Alternative Strategies Fund — Institutional Class (1)	3,179,953	32,848,915
Credit Suisse Commodity Return Strategy Fund — Institutional Class (2)	2,854,891	13,646,380

Total Alternative Funds		46,495,295

Total Mutual Funds (identified cost $370,193,711)		463,534,247

Description	Shares	Value

Short-Term Investments — 1.0%

Mutual Funds — 1.0%
BMO Institutional Prime Money Market Fund — Premier Class, 0.430% (1)	4,664,487	$4,664,487

Total Short-Term Investments (identified cost $4,664,487)		4,664,487

Total Investments — 100.2% (identified cost $374,858,198)		468,198,734
Other Assets and Liabilities — (0.2)%		(792,607)

Total Net Assets — 100.0%		$467,406,127

Growth Allocation Fund

Description	Shares	Value
Mutual Funds — 99.0%

Large-Cap Funds — 47.3%
BMO Dividend Income Fund — Institutional Class (1)	283,901	$3,679,363
BMO Large-Cap Growth Fund — Institutional Class (1)	605,095	9,360,825
BMO Large-Cap Value Fund — Institutional Class (1)	667,832	9,456,501
BMO Low Volatility Equity Fund — Institutional Class (1)	486,620	6,734,816
Dodge & Cox Stock Fund — Retail Class	27,312	4,674,768
Harbor Capital Appreciation Fund — Institutional Class	105,579	6,354,791
T Rowe Price Growth Stock Fund — Institutional Class	109,042	5,837,039
Vanguard Institutional Index Fund — Institutional Class	101,544	20,219,527

Total Large-Cap Funds		66,317,630

Mid-Cap Funds — 7.7%
BMO Mid-Cap Growth Fund — Institutional Class (1)	170,785	2,862,348
BMO Mid-Cap Value Fund — Institutional Class (1)	202,261	2,908,515
Vanguard Mid-Cap Index Fund — Institutional Class	141,767	5,021,404

Total Mid-Cap Funds		10,792,267

Small-Cap Funds — 4.2%
BMO Small-Cap Growth Fund — Institutional Class (1)	174,813	2,905,386
BMO Small-Cap Value Fund — Institutional Class (1)	113,815	1,521,706
Goldman Sachs Small Cap Value Fund — Institutional Class	25,064	1,408,605

Total Small-Cap Funds		5,835,697

International Funds — 19.8%
BMO Disciplined International Equity Fund — Institutional Class (1)(2)	587,037	5,623,815
BMO LGM Emerging Markets Equity Fund — Institutional Class (1)	322,829	4,545,433
BMO Pyrford International Stock Fund — Institutional Class (1)	458,626	5,604,413
Dodge & Cox International Stock Fund — Retail Class	73,411	2,804,318
Harbor International Fund — Institutional Class	45,354	2,781,133
MFS International Value Fund — Institutional Class	163,726	6,350,941

Total International Funds		27,710,053

(See Notes which are an integral part of the Financial Statements)

24

BMO Funds

Growth Allocation Fund (continued)

Description	Shares	Value
Mutual Funds (continued)

Fixed Income Funds — 12.0%
BMO Monegy High Yield Bond Fund — Institutional Class (1)	101,655	$964,705
BMO TCH Core Plus Bond Fund — Institutional Class (1)	698,718	8,307,751
Fidelity Advisor Floating Rate High Income Fund — Institutional Class	84,081	799,614
Metropolitan West Total Return Bond Fund — Institutional Class	564,894	6,230,784
TCW Emerging Markets Income Fund — Institutional Class	64,579	541,945

Total Fixed Income Funds		16,844,799

Alternative Funds — 8.0%
BMO Alternative Strategies Fund — Institutional Class (1)	763,241	7,884,284
Credit Suisse Commodity Return Strategy Fund — Institutional Class (2)	691,330	3,304,558

Total Alternative Funds		11,188,842

Total Mutual Funds (identified cost $107,044,577)		138,689,288

Short-Term Investments — 1.0%

Mutual Funds — 1.0%
BMO Institutional Prime Money Market Fund — Premier Class, 0.430% (1)	1,360,992	1,360,992

Total Short-Term Investments (identified cost $1,360,992)		1,360,992

Total Investments — 100.0% (identified cost $108,405,569)		140,050,280
Other Assets and Liabilities — 0.0%		64,508

Total Net Assets — 100.0%		$140,114,788

Aggressive Allocation Fund

Description	Shares	Value
Mutual Funds — 98.9%

Large-Cap Funds — 57.4%
BMO Dividend Income Fund — Institutional Class (1)	536,751	$6,956,287
BMO Large-Cap Growth Fund — Institutional Class (1)	1,150,484	17,797,993
BMO Large-Cap Value Fund — Institutional Class (1)	1,258,353	17,818,284
BMO Low Volatility Equity Fund — Institutional Class (1)	920,564	12,740,611
Dodge & Cox Stock Fund — Retail Class	51,536	8,820,868
Harbor Capital Appreciation Fund — Institutional Class	200,611	12,074,790
T Rowe Price Growth Stock Fund — Institutional Class	206,999	11,080,636

Description	Shares	Value
Mutual Funds (continued)

Large-Cap Funds (continued)
Vanguard Institutional Index Fund — Institutional Class	192,749	$38,380,227

Total Large-Cap Funds		125,669,696

Mid-Cap Funds — 9.4%
BMO Mid-Cap Growth Fund — Institutional Class (1)	325,441	5,454,392
BMO Mid-Cap Value Fund — Institutional Class (1)	382,082	5,494,346
Vanguard Mid-Cap Index Fund — Institutional Class	269,364	9,540,878

Total Mid-Cap Funds		20,489,616

Small-Cap Funds — 5.1%
BMO Small-Cap Growth Fund — Institutional Class (1)	334,485	5,559,132
BMO Small-Cap Value Fund — Institutional Class (1)	216,655	2,896,681
Goldman Sachs Small Cap Value Fund — Institutional Class	47,108	2,647,479

Total Small-Cap Funds		11,103,292

International Funds — 24.0%
BMO Disciplined International Equity Fund — Institutional Class (1)(2)	1,109,919	10,633,022
BMO LGM Emerging Markets Equity Fund — Institutional Class (1)	617,965	8,700,946
BMO Pyrford International Stock Fund — Institutional Class (1)	869,411	10,624,201
Dodge & Cox International Stock Fund — Retail Class	139,364	5,323,699
Harbor International Fund — Institutional Class	86,176	5,284,286
MFS International Value Fund — Institutional Class	311,473	12,082,047

Total International Funds		52,648,201

Alternative Funds — 3.0%
BMO Alternative Strategies Fund — Institutional Class (1)	445,761	4,604,710
Credit Suisse Commodity Return Strategy Fund — Institutional Class (2)	401,924	1,921,197

Total Alternative Funds		6,525,907

Total Mutual Funds (identified cost $154,006,882)		216,436,712

Short-Term Investments — 1.0%

Mutual Funds — 1.0%
BMO Institutional Prime Money Market Fund — Premier Class, 0.430% (1)	2,134,008	2,134,008

Total Short-Term Investments (identified cost $2,134,008)		2,134,008

Total Investments — 99.9% (identified cost $156,140,890)		218,570,720
Other Assets and Liabilities — 0.1%		313,682

Total Net Assets — 100.0%		$218,884,402

Notes to Schedules of Investments

The categories of investments are shown as a percentage of total net assets for each Fund as of August 31, 2016.

(1)	Denotes an investment in an affiliated entity. Please refer to Note 5, subsection Investments in Affiliated Issuers, in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Holding is greater than 25% of portfolio value. Additional information regarding the underlying Fund’s holdings and financial statements may be found at https://www.sec.gov.

(See Notes which are an integral part of the Financial Statements)

25

August 31, 2016

Statements of Assets and Liabilities	BMO Funds

	In-Retirement Fund	2015 Fund	2020 Fund	2025 Fund	2030 Fund
Assets:
Investments in unaffiliated issuers, at value	$11,750,115	$2,409,274	$48,039,779	$16,440,784	$54,899,855
Cash sweep investments in affiliated issuers, at value	209,515	46,224	920,373	307,623	1,031,813
Investments in other affiliated issuers, at value	9,569,214	2,103,215	44,080,639	13,852,199	47,118,040
Dividends and interest receivable	27,020	4,437	64,308	15,636	34,428
Receivable for investments sold	5,877	3,761	95,750	—	113,870
Receivable for capital stock sold	5,990	903	116,990	9,386	284,054
Receivable from affiliates, net (Note 5)	10,325	8,343	5,959	10,597	4,373
Prepaid expenses	39,147	15,955	37,799	16,076	37,808

Total assets	21,617,203	4,592,112	93,361,597	30,652,301	103,524,241

Liabilities:
Payable for investments purchased	—	4,368	83,336	—	108,819
Payable for capital stock redeemed	2,028	87	150	989	9,273
Other liabilities	19,855	18,679	22,128	19,684	22,386

Total liabilities	21,883	23,134	105,614	20,673	140,478

Total net assets	$21,595,320	$4,568,978	$93,255,983	$30,631,628	$103,383,763

Net assets consist of:
Paid-in capital	$18,164,282	$4,594,099	$73,367,392	$30,558,747	$81,726,649
Net unrealized appreciation on investments	2,657,229	95,731	16,805,822	76,725	20,025,455
Accumulated net realized gain (loss) on investments	511,394	(170,415)	2,326,074	(242,679)	1,069,510
Undistributed net investment income	262,415	49,563	756,695	238,835	562,149

Total net assets	$21,595,320	$4,568,978	$93,255,983	$30,631,628	$103,383,763

Net asset value, offering price and redemption proceeds per share (unlimited shares authorized, no par value)
Investor class of shares	$9.54	$10.66	$10.21	$10.74	$10.79
Retirement class R-3 of shares	9.54	10.65	10.22	10.69	10.78
Retirement class R-6 of shares	9.55	10.73	10.23	10.81	10.81

Net assets:
Investor class of shares	$3,468,784	$689,259	$18,913,112	$673,959	$19,680,842
Retirement class R-3 of shares	1,720,518	135,688	11,984,518	1,053,224	9,875,308
Retirement class R-6 of shares	16,406,018	3,744,031	62,358,353	28,904,445	73,827,613

Total net assets	$21,595,320	$4,568,978	$93,255,983	$30,631,628	$103,383,763

Shares outstanding:
Investor class of shares	363,671	64,636	1,852,466	62,740	1,824,259
Retirement class R-3 of shares	180,258	12,741	1,173,192	98,523	915,840
Retirement class R-6 of shares	1,717,967	348,825	6,093,788	2,673,484	6,829,540

Total shares outstanding	2,261,896	426,202	9,119,446	2,834,747	9,569,639

Investments, at cost:
Investments in unaffiliated issuers	$9,884,981	$2,338,113	$35,556,585	$16,119,241	$38,833,838
Cash sweep investments in affiliated issuers	209,515	46,224	920,373	307,623	1,031,813
Investments in other affiliated issuers	8,777,119	2,078,645	39,758,011	14,097,017	43,158,602

Total investments, at cost	$18,871,615	$4,462,982	$76,234,969	$30,523,881	$83,024,253

(See Notes which are an integral part of the Financial Statements)

26

August 31, 2016

Statements of Assets and Liabilities	BMO Funds

	2035 Fund	2040 Fund	2045 Fund	2050 Fund	2055 Fund
Assets:
Investments in unaffiliated issuers, at value	$16,623,178	$35,524,942	$9,203,920	$24,204,963	$4,143,212
Cash sweep investments in affiliated issuers, at value	267,166	665,511	99,017	452,953	77,544
Investments in other affiliated issuers, at value	14,334,457	30,022,730	7,785,229	20,487,486	3,499,921
Dividends and interest receivable	6,309	8,328	2,052	5,320	930
Receivable for investments sold	90,054	—	72,960	57,987	—
Receivable for capital stock sold	998	376,894	2,041	87,904	26,283
Receivable from affiliates, net (Note 5)	9,791	7,445	9,039	7,159	8,427
Prepaid expenses	16,077	37,799	15,964	37,785	15,957

Total assets	31,348,030	66,643,649	17,190,222	45,341,557	7,772,274

Liabilities:
Payable for investments purchased	45,493	—	—	57,564	—
Payable for capital stock redeemed	—	41,591	—	49,087	—
Other liabilities	19,660	21,595	19,354	21,105	19,079

Total liabilities	65,153	63,186	19,354	127,756	19,079

Total net assets	$31,282,877	$66,580,463	$17,170,868	$45,213,801	$7,753,195

Net assets consist of:
Paid-in capital	$31,033,171	$50,578,515	$16,980,867	$36,690,988	$7,545,838
Net unrealized appreciation on investments	53,364	14,676,610	76,721	8,080,735	220,292
Accumulated net realized gain (loss) on investments	33,067	1,066,804	41,369	278,159	(39,538)
Undistributed net investment income	163,275	258,534	71,911	163,919	26,603

Total net assets	$31,282,877	$66,580,463	$17,170,868	$45,213,801	$7,753,195

Net asset value, offering price and redemption proceeds per share (unlimited shares authorized, no par value)
Investor class of shares	$10.73	$10.68	$10.92	$11.05	$10.85
Retirement class R-3 of shares	10.67	10.69	10.87	11.04	10.80
Retirement class R-6 of shares	10.79	10.71	10.98	11.08	10.91

Net assets:
Investor class of shares	$659,083	$13,370,561	$868,429	$10,381,908	$409,684
Retirement class R-3 of shares	492,037	4,991,088	425,619	4,514,587	476,919
Retirement class R-6 of shares	30,131,757	48,218,814	15,876,820	30,317,306	6,866,592

Total net assets	$31,282,877	$66,580,463	$17,170,868	$45,213,801	$7,753,195

Shares outstanding:
Investor class of shares	61,450	1,251,519	79,546	939,751	37,776
Retirement class R-3 of shares	46,112	466,980	39,152	408,949	44,143
Retirement class R-6 of shares	2,793,654	4,503,235	1,445,542	2,736,582	629,141

Total shares outstanding	2,901,216	6,221,734	1,564,240	4,085,282	711,060

Investments, at cost:
Investments in unaffiliated issuers	$16,307,712	$23,716,236	$8,995,253	$17,630,868	$3,971,438
Cash sweep investments in affiliated issuers	267,166	665,511	99,017	452,953	77,544
Investments in other affiliated issuers	14,596,559	27,154,826	7,917,175	18,980,846	3,451,403

Total investments, at cost	$31,171,437	$51,536,573	$17,011,445	$37,064,667	$7,500,385

(See Notes which are an integral part of the Financial Statements)

27

August 31, 2016

Statements of Assets and Liabilities	BMO Funds

	Conservative Allocation Fund	Moderate Allocation Fund	Balanced Allocation Fund	Growth Allocation Fund	Aggressive Allocation Fund
Assets:
Investments in unaffiliated issuers, at value	$61,626,279	$61,964,828	$215,351,588	$66,329,427	$107,156,107
Cash sweep investments in affiliated issuers, at value	1,460,458	857,039	4,664,487	1,360,992	2,134,008
Investments in other affiliated issuers, at value	79,738,865	75,467,484	248,182,659	72,359,861	109,280,605
Dividends and interest receivable	219,110	158,500	336,632	40,726	737
Receivable for investments sold	—	532,610	—	—	185,423
Receivable for capital stock sold	1,069,210	563,539	8,037,585	2,544,866	3,987,570
Receivable from affiliates, net (Note 5)	13,599	22,477	—	6,012	4,769
Prepaid expenses	27,503	27,500	28,465	27,501	27,924

Total assets	144,155,024	139,593,977	476,601,416	142,669,385	222,777,143

Liabilities:
Payable for investments purchased	—	—	—	—	109,920
Payable for capital stock redeemed	1,111,945	438,185	9,155,218	2,529,693	3,754,872
Payable to affiliates, net (Note 5)	—	—	6,032	—	—
Other liabilities	24,753	24,914	34,039	24,904	27,949

Total liabilities	1,136,698	463,099	9,195,289	2,554,597	3,892,741

Total net assets	$143,018,326	$139,130,878	$467,406,127	$140,114,788	$218,884,402

Net assets consist of:
Paid-in capital	$129,416,642	$119,002,397	$354,209,474	$104,376,435	$143,014,050
Net unrealized appreciation on investments	12,086,842	17,755,443	93,340,536	31,644,711	62,429,830
Accumulated net realized gain (loss) on investments	(706,870)	631,840	15,795,947	3,470,943	12,772,629
Undistributed net investment income	2,221,712	1,741,198	4,060,170	622,699	667,893

Total net assets	$143,018,326	$139,130,878	$467,406,127	$140,114,788	$218,884,402

Net asset value, offering price and redemption proceeds per share (unlimited shares authorized, no par value)
Investor class of shares	$9.80	$9.72	$9.42	$9.57	$9.56
Institutional class of shares	9.81	9.73	9.43	9.58	9.57
Retirement class R-3 of shares	9.80	9.72	9.40	9.55	9.55
Retirement class R-6 of shares	9.82	9.74	9.44	9.59	9.58

Net assets:
Investor class of shares	$17,918,758	$13,118,995	$110,813,852	$24,690,939	$52,259,754
Institutional class of shares	29,479,206	11,989,654	74,515,409	9,696,148	24,026,340
Retirement class R-3 of shares	6,802,125	12,695,132	29,094,590	25,876,299	19,394,758
Retirement class R-6 of shares	88,818,237	101,327,097	252,982,276	79,851,402	123,203,550

Total net assets	$143,018,326	$139,130,878	$467,406,127	$140,114,788	$218,884,402

Shares outstanding:
Investor class of shares	1,828,157	1,349,047	11,765,297	2,580,579	5,465,811
Institutional class of shares	3,004,137	1,231,629	7,902,462	1,012,183	2,511,122
Retirement class R-3 of shares	694,334	1,305,568	3,094,020	2,710,069	2,031,409
Retirement class R-6 of shares	9,041,875	10,400,578	26,798,928	8,328,585	12,859,316

Total shares outstanding	14,568,503	14,286,822	49,560,707	14,631,416	22,867,658

Investments, at cost:
Investments in unaffiliated issuers	$55,594,452	$50,715,048	$151,161,980	$42,828,907	$61,271,911
Cash sweep investments in affiliated issuers	1,460,458	857,039	4,664,487	1,360,992	2,134,008
Investments in other affiliated issuers	73,683,850	68,961,821	219,031,731	64,215,670	92,734,971

Total investments, at cost	$130,738,760	$120,533,908	$374,858,198	$108,405,569	$156,140,890

(See Notes which are an integral part of the Financial Statements)

28

Year Ended August 31, 2016

Statements of Operations	BMO Funds

	In-Retirement Fund	2015 Fund	2020 Fund	2025 Fund	2030 Fund
Investment income:
Dividend income from:
Unaffiliated issuers	$275,596	$55,798	$1,019,028	$313,682	$980,945
Affiliated issuers	213,285	43,293	757,645	211,319	639,882
Interest income	4,021	740	21,223	5,215	27,434
Excess expense reimbursement from investment adviser (Note 5)	10,801	2,655	38,575	18,888	19,208

Total income	503,703	102,486	1,836,471	549,104	1,667,469

Expenses:
Shareholder servicing fees (Note 5)	9,920	1,445	50,105	2,881	52,670
Administration fees (Note 5)	8,764	1,261	53,853	4,175	51,240
Portfolio accounting fees	47,960	42,927	68,854	50,465	71,036
Recordkeeping fees	37,285	39,287	37,402	39,355	37,919
Custodian fees (Note 5)	951	208	4,071	1,332	4,397
Registration fees	51,988	49,314	50,265	51,730	50,283
Professional fees	17,827	17,827	17,827	17,827	17,827
Printing and postage	8,462	4,155	9,022	4,350	8,924
Directors’ fees	13,562	13,562	13,562	13,562	13,562
Distribution service fees (Note 5)	8,076	814	62,185	5,579	52,884
Miscellaneous	3,827	3,593	5,289	4,066	5,363

Total expenses	208,622	174,393	372,435	195,322	366,105

Deduct:
Expense waivers (Note 5)	(185,945)	(171,459)	(231,374)	(184,632)	(219,529)

Net expenses	22,677	2,934	141,061	10,690	146,576

Net investment income	481,026	99,552	1,695,410	538,414	1,520,893

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on transactions from:
Investments in unaffiliated issuers	431,638	(107,185)	1,097,354	(528,531)	(391,921)
Investments in affiliated issuers	76,444	(104,592)	(71,334)	(374,535)	(666,277)
Net realized gain on capital gains distributions from:
Investments in unaffiliated issuers	134,934	39,277	850,427	333,272	1,202,951
Investments in affiliated issuers	183,769	54,862	1,290,546	463,934	1,726,036

Total net realized gain (loss)	826,785	(117,638)	3,166,993	(105,860)	1,870,789
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(238,614)	139,680	20,679	880,988	1,641,556
Investments in affiliated issuers	70,099	123,066	602,731	464,709	784,842

Total net change in unrealized appreciation (depreciation)	(168,515)	262,746	623,410	1,345,697	2,426,398

Net realized and unrealized gain on investments	658,270	145,108	3,790,403	1,239,837	4,297,187

Change in net assets resulting from operations	$1,139,296	$244,660	$5,485,813	$1,778,251	$5,818,080

(See Notes which are an integral part of the Financial Statements)

29

Year Ended August 31, 2016

Statements of Operations	BMO Funds

	2035 Fund	2040 Fund	2045 Fund	2050 Fund	2055 Fund
Investment income:
Dividend income from:
Unaffiliated issuers	$279,630	$594,505	$143,421	$380,709	$50,068
Affiliated issuers	172,674	343,324	83,833	223,068	29,006
Interest income	5,495	19,167	2,752	12,209	935
Excess expense reimbursement from investment adviser (Note 5)	8,445	16,917	5,517	9,917	1,717

Total income	466,244	973,913	235,523	625,903	81,726

Expenses:
Shareholder servicing fees (Note 5)	2,048	32,326	2,674	24,858	1,984
Administration fees (Note 5)	2,141	31,407	2,507	24,777	2,070
Portfolio accounting fees	50,406	60,470	46,905	53,908	43,231
Recordkeeping fees	39,331	40,689	38,924	39,962	39,009
Custodian fees (Note 5)	1,323	2,830	700	1,854	262
Registration fees	51,710	49,265	50,193	49,639	49,242
Professional fees	17,827	17,827	17,827	17,827	17,827
Printing and postage	4,352	9,029	4,347	8,959	4,359
Directors’ fees	13,562	13,562	13,562	13,562	13,562
Distribution services fees (Note 5)	2,708	29,211	2,475	23,092	2,034
Miscellaneous	4,047	4,628	3,855	4,215	3,653

Total expenses	189,455	291,244	183,969	262,653	177,233

Deduct:
Expense waivers (Note 5)	(182,986)	(206,660)	(176,975)	(196,503)	(171,684)

Net expenses	6,469	84,584	6,994	66,150	5,549

Net investment income	459,775	889,329	228,529	559,753	76,177

Net realized and unrealized gain (loss) on investments:
Net realized loss on transactions from:
Investments in unaffiliated issuers	(425,153)	(163,758)	(228,641)	(385,154)	(99,029)
Investments in affiliated issuers	(293,877)	(355,565)	(165,309)	(300,743)	(75,150)
Net realized gain on capital gains distributions from:
Investments in unaffiliated issuers	380,809	874,487	215,063	557,415	70,599
Investments in affiliated issuers	554,175	1,236,939	302,956	799,746	100,691

Total net realized gain (loss)	215,954	1,592,103	124,069	671,264	(2,889)
Net change in unrealized appreciation on:
Investments in unaffiliated issuers	833,348	1,045,552	482,839	1,106,972	259,960
Investments in affiliated issuers	343,498	328,583	187,185	404,796	149,063

Total net change in unrealized appreciation	1,176,846	1,374,135	670,024	1,511,768	409,023

Net realized and unrealized gain on investments	1,392,800	2,966,238	794,093	2,183,032	406,134

Change in net assets resulting from operations	$1,852,575	$3,855,567	$1,022,622	$2,742,785	$482,311

(See Notes which are an integral part of the Financial Statements)

30

Year Ended August 31, 2016

Statements of Operations	BMO Funds

	Conservative Allocation Fund	Moderate Allocation Fund	Balanced Allocation Fund	Growth Allocation Fund	Aggressive Allocation Fund
Investment income:
Dividend income from:
Unaffiliated issuers	$1,677,929	$1,579,985	$4,887,036	$1,290,688	$1,881,703
Affiliated issuers	1,912,126	1,560,550	4,007,668	801,803	1,168,098
Interest income	17,543	25,170	110,035	39,208	60,525
Excess expense reimbursement from investment adviser (Note 5)	59,467	95,558	170,780	70,797	80,982

Total income	3,667,065	3,261,263	9,175,519	2,202,496	3,191,308

Expenses:
Shareholder servicing fees (Note 5)	52,278	43,661	336,169	84,827	166,408
Administration fees (Note 5)	85,191	74,076	375,450	113,166	175,165
Portfolio accounting fees	84,735	85,698	175,007	86,072	110,302
Recordkeeping fees	39,807	39,430	42,293	39,868	39,657
Custodian fees (Note 5)	6,336	6,477	22,092	6,533	10,385
Registration fees	47,537	47,763	49,255	48,413	55,541
Professional fees	17,827	17,827	17,827	17,827	17,827
Printing and postage	10,940	14,076	20,907	12,707	16,250
Directors’ fees	13,562	13,562	13,562	13,562	13,562
Distribution services fees (Note 5)	36,001	83,374	180,267	139,393	105,466
Miscellaneous	8,095	13,651	7,351	6,340	8,008

Total expenses	402,309	439,595	1,240,180	568,708	718,571

Deduct:
Expense waivers (Note 5)	(268,583)	(287,791)	(523,352)	(306,710)	(353,191)

Net expenses	133,726	151,804	716,828	261,998	365,380

Net investment income	3,533,339	3,109,459	8,458,691	1,940,498	2,825,928

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on transactions from:
Investments in unaffiliated issuers	(1,039,631)	(180,301)	9,403,636	1,149,982	4,689,762
Investments in affiliated issuers	(649,109)	(1,424,874)	(1,389,708)	(2,036,196)	30,631
Net realized gain on capital gains distributions from:
Investments in unaffiliated issuers	710,425	1,054,512	4,655,444	1,682,126	3,134,859
Investments in affiliated issuers	991,861	1,908,993	9,711,539	3,711,710	6,875,480

Total net realized gain	13,546	1,358,330	22,380,911	4,507,622	14,730,732
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	1,472,549	920,779	(6,245,654)	(2,155)	(3,520,337)
Investments in affiliated issuers	2,215,065	2,038,517	618,301	866,442	(2,371,065)

Total net change in unrealized appreciation (depreciation)	3,687,614	2,959,296	(5,627,353)	864,287	(5,891,402)

Net realized and unrealized gain on investments	3,701,160	4,317,626	16,753,558	5,371,909	8,839,330

Change in net assets resulting from operations	$7,234,499	$7,427,085	$25,212,249	$7,312,407	$11,665,258

(See Notes which are an integral part of the Financial Statements)

31

Statements of Changes in Net Assets	BMO Funds

	In-Retirement Fund			2015 Fund			2020 Fund
	Year Ended August 31, 2016		Year Ended August 31, 2015	Year Ended August 31, 2016		Year Ended August 31, 2015	Year Ended August 31, 2016		Year Ended August 31, 2015
Change in net assets resulting from:

Operations:
Net investment income	$481,026		$618,476	$99,552		$86,581	$1,695,410		$1,936,625
Net realized gain (loss) on investments	826,785		1,766,802	(117,638)		22,504	3,166,993		6,068,337
Net change in unrealized appreciation (depreciation) on investments	(168,515)		(2,837,334)	262,746		(179,004)	623,410		(10,240,559)

Change in net assets resulting from operations	1,139,296		(452,056)	244,660		(69,919)	5,485,813		(2,235,597)

Distributions to shareholders:
Distributions to shareholders from net investment income:
Investor class of shares	(103,894)		(181,665)	(13,918)		(1,517)	(451,096)		(722,854)
Institutional class of shares	(7,826	)(1)	(11,464)	(2,846	)(1)	(622)	(98,138	)(1)	(82,689)
Retirement class R-3 of shares	(36,938)		(90,947)	(3,317)		(552)	(219,576)		(407,198)
Retirement class R-6 of shares	(434,975)		(521,306)	(106,160)		(35,295)	(1,343,153)		(1,324,916)
Distributions to shareholders from net realized gain on investments:
Investor class of shares	(311,898)		(330,937)	(6,126)		(43)	(1,326,705)		(915,902)
Institutional class of shares	(20,244	)(1)	(20,064)	(1,148	)(1)	(16)	(249,266	)(1)	(94,633)
Retirement class R-3 of shares	(128,069)		(192,905)	(1,728)		(21)	(792,457)		(596,688)
Retirement class R-6 of shares	(1,061,036)		(829,463)	(40,512)		(775)	(3,175,449)		(1,434,053)

Change in net assets resulting from distributions to shareholders	(2,104,880)		(2,178,751)	(175,755)		(38,841)	(7,655,840)		(5,578,933)

Capital stock transactions:
Proceeds from sale of shares	5,793,776		9,317,444	978,988		7,103,755	21,076,186		28,351,818
Net asset value of shares issued to shareholders in payment of distributions declared	2,104,880		2,178,751	175,755		38,841	7,655,840		5,577,681
Cost of shares redeemed	(9,176,817)		(17,488,361)	(1,849,421)		(2,452,449)	(28,163,105)		(49,088,498)

Change in net assets resulting from capital stock transactions	(1,278,161)		(5,992,166)	(694,678)		4,690,147	568,921		(15,158,999)

Change in net assets	(2,243,745)		(8,622,973)	(625,773)		4,581,387	(1,601,106)		(22,973,529)

Net assets:
Beginning of period	23,839,065		32,462,038	5,194,751		613,364	94,857,089		117,830,618

End of period	$21,595,320		$23,839,065	$4,568,978		$5,194,751	$93,255,983		$94,857,089

Undistributed net investment income included in net assets at end of period	$262,415		$320,291	$49,563		$65,567	$756,695		$982,618

(1)	Reflects operations for the period from September 1, 2015, to August 1, 2016 (termination of Institutional class of shares).

(See Notes which are an integral part of the Financial Statements)

32

Statements of Changes in Net Assets	BMO Funds

	2025 Fund			2030 Fund			2035 Fund
	Year Ended August 31, 2016		Year Ended August 31, 2015	Year Ended August 31, 2016		Year Ended August 31, 2015	Year Ended August 31, 2016		Year Ended August 31, 2015
Change in net assets resulting from:

Operations:
Net investment income	$538,414		$301,390	$1,520,893		$1,563,303	$459,775		$188,536
Net realized gain (loss) on investments	(105,860)		237,455	1,870,789		4,694,064	215,954		23,645
Net change in unrealized appreciation (depreciation) on investments	1,345,697		(1,320,378)	2,426,398		(9,062,923)	1,176,846		(1,177,692)

Change in net assets resulting from operations	1,778,251		(781,533)	5,818,080		(2,805,556)	1,852,575		(965,511)

Distributions to shareholders:
Distributions to shareholders from net investment income:
Investor class of shares	(30,647)		(1,907)	(377,127)		(512,696)	(15,846)		(553)
Institutional class of shares	(11,812	)(1)	(12)	(58,803	)(1)	(50,968)	(1,325	)(1)	(4)
Retirement class R-3 of shares	(19,884)		(1,597)	(165,352)		(235,080)	(7,371)		(575)
Retirement class R-6 of shares	(528,417)		(137,310)	(1,288,776)		(1,141,860)	(501,371)		(66,017)
Distributions to shareholders from net realized gain on investments:
Investor class of shares	(14,765)		(60)	(985,760)		(738,765)	(3,660)		(92)
Institutional class of shares	(5,183	)(1)	—	(126,881	)(1)	(67,698)	(268	)(1)	(1)
Retirement class R-3 of shares	(10,790)		(47)	(527,693)		(426,231)	(2,131)		(59)
Retirement class R-6 of shares	(217,966)		(3,174)	(2,558,242)		(1,321,738)	(95,399)		(4,528)

Change in net assets resulting from distributions to shareholders	(839,464)		(144,107)	(6,088,634)		(4,495,036)	(627,371)		(71,829)

Capital stock transactions:
Proceeds from sale of shares	5,336,257		30,906,811	25,468,395		38,734,904	5,113,376		31,581,279
Net asset value of shares issued to shareholders in payment of distributions declared	839,464		144,107	6,088,634		4,495,036	627,371		71,829
Cost of shares redeemed	(6,199,760)		(2,065,412)	(27,216,023)		(44,118,917)	(4,966,590)		(2,887,872)

Change in net assets resulting from capital stock transactions	(24,039)		28,985,506	4,341,006		(888,977)	774,157		28,765,236

Change in net assets	914,748		28,059,866	4,070,452		(8,189,569)	1,999,361		27,727,896

Net assets:
Beginning of period	29,716,880		1,657,014	99,313,311		107,502,880	29,283,516		1,555,620

End of period	$30,631,628		$29,716,880	$103,383,763		$99,313,311	$31,282,877		$29,283,516

Undistributed net investment income included in net assets at end of period	$238,835		$234,683	$562,149		$739,934	$163,275		$176,224

(1)	Reflects operations for the period from September 1, 2015, to August 1, 2016 (termination of Institutional class of shares).

(See Notes which are an integral part of the Financial Statements)

33

Statements of Changes in Net Assets	BMO Funds

	2040 Fund			2045 Fund			2050 Fund
	Year Ended August 31, 2016		Year Ended August 31, 2015	Year Ended August 31, 2016		Year Ended August 31, 2015	Year Ended August 31, 2016		Year Ended August 31, 2015
Change in net assets resulting from:

Operations:
Net investment income	$889,329		$934,365	$228,529		$75,609	$559,753		$499,305
Net realized gain on investments	1,592,103		4,054,927	124,069		9,469	671,264		1,435,848
Net change in unrealized appreciation (depreciation) on investments	1,374,135		(6,871,065)	670,024		(631,975)	1,511,768		(3,204,100)

Change in net assets resulting from operations	3,855,567		(1,881,773)	1,022,622		(546,897)	2,742,785		(1,268,947)

Distributions to shareholders:
Distributions to shareholders from net investment income:
Investor class of shares	(203,534)		(322,333)	(20,716)		(82)	(146,769)		(190,421)
Institutional class of shares	(44,537	)(1)	(62,399)	(2,048	)(1)	(2)	(35,895	)(1)	(49,742)
Retirement class R-3 of shares	(73,664)		(164,222)	(6,178)		(510)	(60,323)		(87,836)
Retirement class R-6 of shares	(791,125)		(887,900)	(231,014)		(24,270)	(428,840)		(421,540)
Distributions to shareholders from net realized gain on investments:
Investor class of shares	(830,743)		(377,226)	(3,806)		(56)	(350,073)		(237,181)
Institutional class of shares	(150,868	)(1)	(64,415)	(337	)(1)	(1)	(72,362	)(1)	(54,724)
Retirement class R-3 of shares	(416,388)		(228,230)	(1,532)		(78)	(181,590)		(133,510)
Retirement class R-6 of shares	(2,427,746)		(848,765)	(35,560)		(2,771)	(776,404)		(426,694)

Change in net assets resulting from distributions to shareholders	(4,938,605)		(2,955,490)	(301,191)		(27,770)	(2,052,256)		(1,601,648)

Capital stock transactions:
Proceeds from sale of shares	17,210,809		19,982,337	4,959,205		16,077,852	14,385,642		17,843,952
Net asset value of shares issued to shareholders in payment of distributions declared	4,938,605		2,955,490	301,191		27,770	2,052,256		1,601,648
Cost of shares redeemed	(17,723,164)		(27,744,060)	(3,856,826)		(1,540,048)	(11,656,291)		(15,243,411)

Change in net assets resulting from capital stock transactions	4,426,250		(4,806,233)	1,403,570		14,565,574	4,781,607		4,202,189

Change in net assets	3,343,212		(9,643,496)	2,125,001		13,990,907	5,472,136		1,331,594

Net assets:
Beginning of period	63,237,251		72,880,747	15,045,867		1,054,960	39,741,665		38,410,071

End of period	$66,580,463		$63,237,251	$17,170,868		$15,045,867	$45,213,801		$39,741,665

Undistributed net investment income included in net assets at end of period	$258,534		$366,156	$71,911		$75,536	$163,919		$201,986

(1)	Reflects operations for the period from September 1, 2015, to August 1, 2016 (termination of Institutional class of shares).

(See Notes which are an integral part of the Financial Statements)

34

Statements of Changes in Net Assets	BMO Funds

	2055 Fund			Conservative Allocation Fund		Moderate Allocation Fund
	Year Ended August 31, 2016		Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015
Change in net assets resulting from:

Operations:
Net investment income	$76,177		$20,681	$3,533,339	$3,509,305	$3,109,459	$3,061,499
Net realized gain (loss) on investments	(2,889)		12,371	13,546	3,811,739	1,358,330	5,831,828
Net change in unrealized appreciation (depreciation) on investments	409,023		(216,558)	3,687,614	(9,055,244)	2,959,296	(11,709,768)

Change in net assets resulting from operations	482,311		(183,506)	7,234,499	(1,734,200)	7,427,085	(2,816,441)

Distributions to shareholders:
Distributions to shareholders from net investment income:
Investor class of shares	(15,495)		(1,208)	(507,382)	(402,928)	(392,348)	(410,110)
Institutional class of shares	(2,838	)(1)	(729)	(759,470)	(503,254)	(383,423)	(276,634)
Retirement class R-3 of shares	(3,993)		(641)	(146,369)	(154,574)	(253,918)	(292,686)
Retirement class R-6 of shares	(51,903)		(13,016)	(2,356,604)	(1,604,876)	(2,429,323)	(1,793,405)
Distributions to shareholders from net realized gain on investments:
Investor class of shares	(6,757)		(302)	(428,827)	(215,030)	(636,841)	(157,772)
Institutional class of shares	(1,095	)(1)	(162)	(572,126)	(246,113)	(533,972)	(98,536)
Retirement class R-3 of shares	(2,123)		(175)	(145,688)	(91,471)	(513,289)	(123,276)
Retirement class R-6 of shares	(18,378)		(2,585)	(1,676,948)	(747,767)	(3,181,486)	(606,593)

Change in net assets resulting from distributions to shareholders	(102,582)		(18,818)	(6,593,414)	(3,966,013)	(8,324,600)	(3,759,012)

Capital stock transactions:
Proceeds from sale of shares	6,158,439		4,793,642	14,963,101	28,756,651	30,045,053	29,590,644
Net asset value of shares issued to shareholders in payment of distributions declared	102,582		18,818	6,593,414	3,966,013	8,324,600	3,759,012
Cost of shares redeemed	(3,331,016)		(946,728)	(26,142,752)	(38,862,100)	(52,533,067)	(30,816,952)

Change in net assets resulting from capital stock transactions	2,930,005		3,865,732	(4,586,237)	(6,139,436)	(14,163,414)	2,532,704

Change in net assets	3,309,734		3,663,408	(3,945,152)	(11,839,649)	(15,060,929)	(4,042,749)

Net assets:
Beginning of period	4,443,461		780,053	146,963,478	158,803,127	154,191,807	158,234,556

End of period	$7,753,195		$4,443,461	$143,018,326	$146,963,478	$139,130,878	$154,191,807

Undistributed net investment income included in net assets at end of period	$26,603		$15,451	$2,221,712	$2,123,025	$1,741,198	$1,686,550

(1)	Reflects operations for the period from September 1, 2015, to August 1, 2016 (termination of Institutional class of shares).

(See Notes which are an integral part of the Financial Statements)

35

Statements of Changes in Net Assets	BMO Funds

	Balanced Allocation Fund		Growth Allocation Fund		Aggressive Allocation Fund
	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015
Change in net assets resulting from:

Operations:
Net investment income	$8,458,691	$9,328,269	$1,940,498	$1,880,459	$2,825,928	$2,229,126
Net realized gain on investments	22,380,911	34,485,101	4,507,622	9,520,494	14,730,732	16,008,062
Net change in unrealized appreciation (depreciation) on investments	(5,627,353)	(56,561,320)	864,287	(16,236,823)	(5,891,402)	(24,906,848)

Change in net assets resulting from operations	25,212,249	(12,747,950)	7,312,407	(4,835,870)	11,665,258	(6,669,660)

Distributions to shareholders:
Distributions to shareholders from net investment income:
Investor class of shares	(2,670,667)	(2,909,419)	(594,557)	(696,737)	(947,452)	(1,043,835)
Institutional class of shares	(1,639,131)	(1,372,958)	(281,588)	(264,749)	(528,389)	(490,234)
Retirement class R-3 of shares	(571,392)	(677,457)	(392,670)	(409,958)	(232,515)	(237,316)
Retirement class R-6 of shares	(5,290,678)	(5,537,512)	(1,388,142)	(1,086,800)	(2,050,840)	(1,452,470)
Distributions to shareholders from net realized gain on investments:
Investor class of shares	(10,179,207)	(1,128,902)	(2,245,206)	(136,573)	(4,638,293)	(256,288)
Institutional class of shares	(5,371,935)	(489,713)	(889,202)	(47,764)	(2,052,379)	(111,509)
Retirement class R-3 of shares	(2,566,382)	(285,267)	(1,711,464)	(88,876)	(1,422,315)	(63,876)
Retirement class R-6 of shares	(16,132,271)	(1,883,488)	(4,043,597)	(185,451)	(7,266,289)	(315,973)

Change in net assets resulting from distributions to shareholders	(44,421,663)	(14,284,716)	(11,546,426)	(2,916,908)	(19,138,472)	(3,971,501)

Capital stock transactions:
Proceeds from sale of shares	75,534,959	77,001,090	28,369,925	33,760,854	37,575,365	129,770,330 (1)
Net asset value of shares issued to shareholders in payment of distributions declared	44,421,663	14,284,716	11,546,426	2,916,908	19,138,472	3,971,501
Cost of shares redeemed	(158,195,784)	(132,510,380)	(50,472,757)	(26,850,099)	(81,701,480)	(51,445,710)

Change in net assets resulting from capital stock transactions	(38,239,162)	(41,224,574)	(10,556,406)	9,827,663	(24,987,643)	82,296,121

Change in net assets	(57,448,576)	(68,257,240)	(14,790,425)	2,074,885	(32,460,857)	71,654,960

Net assets:
Beginning of period	524,854,703	593,111,943	154,905,213	152,830,328	251,345,259	179,690,299

End of period	$467,406,127	$524,854,703	$140,114,788	$154,905,213	$218,884,402	$251,345,259

Undistributed net investment income included in net assets at end of period	$4,060,170	$4,303,993	$622,699	$883,507	$667,893	$883,144

(1)	Includes paid-in-capital received from a non-taxable in-kind subscription merger of the BMO Aggressive Stock Fund effective as of the close of business on December 19, 2014.

(See Notes which are an integral part of the Financial Statements)

36

Financial Highlights—Investor Class of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return (1)(3)	Ratios to Average Net Assets (4)			Net assets, end of period (000 omitted)	Portfolio turnover rate (3)
										Gross Expenses	Net Expenses (2)	Net investment income (2)
In-Retirement Fund
2016	$10.02	$0.22	$0.27	$0.49	$(0.24)	$(0.73)	$(0.97)	$9.54	5.45%	1.25%	0.33%	2.02%	$3,469	44%
2015	11.05	0.24	(0.44)	(0.20)	(0.29)	(0.54)	(0.83)	10.02	(1.94)	1.03	0.33	1.96	4,804	53
2014	10.00	0.20	0.99	1.19	(0.12)	(0.02)	(0.14)	11.05	12.03	1.08	0.33	1.92	7,120	45
2015 Fund
2016	10.44	0.19	0.39	0.58	(0.25)	(0.11)	(0.36)	10.66	5.76	4.07	0.33	1.80	689	49
2015	10.74	0.11	(0.35)	(0.24)	(0.06)	—	(0.06)	10.44	(2.27)	4.21	0.33	1.54	632	83
2014(5)	10.00	0.02	0.72	0.74	—	—	—	10.74	7.40	73.54	0.33	1.23	229	29
2020 Fund
2016	10.49	0.17	0.41	0.58	(0.22)	(0.64)	(0.86)	10.21	5.96	0.63	0.33	1.67	18,913	39
2015	11.34	0.18	(0.46)	(0.28)	(0.25)	(0.32)	(0.57)	10.49	(2.58)	0.59	0.33	1.64	21,331	37
2014	10.00	0.18	1.35	1.53	(0.15)	(0.04)	(0.19)	11.34	15.43	0.63	0.33	1.72	32,064	35
2025 Fund
2016	10.42	0.15	0.44	0.59	(0.18)	(0.09)	(0.27)	10.74	5.78	1.01	0.33	1.78	674	33
2015	10.78	0.06	(0.37)	(0.31)	(0.05)	—	(0.05)	10.42	(2.89)	1.26	0.33	1.04	1,676	53
2014(5)	10.00	0.01	0.77	0.78	—	—	—	10.78	7.80	24.60	0.33	0.56	289	22
2030 Fund
2016	10.84	0.14	0.45	0.59	(0.18)	(0.46)	(0.64)	10.79	5.75	0.61	0.37	1.37	19,681	33
2015	11.61	0.15	(0.49)	(0.34)	(0.18)	(0.25)	(0.43)	10.84	(3.07)	0.59	0.37	1.30	23,332	45
2014	10.00	0.15	1.66	1.81	(0.18)	(0.02)	(0.20)	11.61	18.26	0.66	0.37	1.40	33,059	29
2035 Fund
2016	10.33	0.10	0.49	0.59	(0.15)	(0.04)	(0.19)	10.73	5.84	1.02	0.37	1.35	659	29
2015	10.71	0.01	(0.38)	(0.37)	(0.01)	—	(0.01)	10.33	(3.43)	1.29	0.37	0.26	870	96
2014(5)	10.00	0.00	0.71	0.71	—	—	—	10.71	7.10	23.63	0.37	0.16	348	29
2040 Fund
2016	10.92	0.12	0.47	0.59	(0.16)	(0.67)	(0.83)	10.68	5.74	0.71	0.36	1.18	13,370	31
2015	11.75	0.12	(0.51)	(0.39)	(0.20)	(0.24)	(0.44)	10.92	(3.46)	0.67	0.36	1.14	12,852	36
2014	10.00	0.14	1.82	1.96	(0.19)	(0.02)	(0.21)	11.75	19.81	0.76	0.36	1.45	18,090	22
2045 Fund
2016	10.48	0.09	0.53	0.62	(0.15)	(0.03)	(0.18)	10.92	6.02	1.53	0.36	1.33	868	32
2015	10.84	(0.01)	(0.34)	(0.35)	(0.01)	—	(0.01)	10.48	(3.27)	2.14	0.36	0.26	1,142	95
2014(5)	10.00	0.00	0.84	0.84	—	—	—	10.84	8.40	33.37	0.36	0.04	154	35
2050 Fund
2016	10.96	0.13	0.50	0.63	(0.16)	(0.38)	(0.54)	11.05	5.98	0.86	0.36	1.15	10,382	29
2015	11.76	0.12	(0.50)	(0.38)	(0.19)	(0.23)	(0.42)	10.96	(3.37)	0.84	0.36	1.06	10,275	39
2014	10.00	0.14	1.81	1.95	(0.17)	(0.02)	(0.19)	11.76	19.69	1.08	0.36	1.36	11,231	28
2055 Fund
2016	10.41	0.09	0.54	0.63	(0.13)	(0.06)	(0.19)	10.85	6.15	3.32	0.36	1.46	410	38
2015	10.85	0.06	(0.42)	(0.36)	(0.06)	(0.02)	(0.08)	10.41	(3.33)	6.91	0.36	0.57	1,049	61
2014(5)	10.00	0.00	0.85	0.85	—	—	—	10.85	8.50	50.05	0.36	0.07	143	123
Conservative Allocation Fund
2016	9.76	0.25	0.21	0.46	(0.23)	(0.19)	(0.42)	9.80	4.98	0.56	0.33	2.23	17,919	31
2015	10.14	0.20	(0.34)	(0.14)	(0.16)	(0.08)	(0.24)	9.76	(1.37)	0.57	0.33	1.97	23,598	39
2014(6)	10.00	0.03	0.11	0.14	—	—	—	10.14	1.40	0.60	0.33	1.17	25,931	10
Moderate Allocation Fund
2016	9.78	0.24	0.23	0.47	(0.20)	(0.33)	(0.53)	9.72	5.13	0.56	0.30	1.92	13,119	38
2015	10.20	0.17	(0.36)	(0.19)	(0.17)	(0.06)	(0.23)	9.78	(1.89)	0.57	0.30	1.72	22,595	30
2014(6)	10.00	0.04	0.16	0.20	—	—	—	10.20	2.00	0.60	0.30	1.60	24,928	8

(See Notes which are an integral part of the Financial Statements)

37

Financial Highlights—Investor Class of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return (1)(3)	Ratios to Average Net Assets (4)			Net assets, end of period (000 omitted)	Portfolio turnover rate (3)
										Gross Expenses	Net Expenses (2)	Net investment income (2)
Balanced Allocation Fund
2016	$9.78	$0.15	$0.32	$0.47	$(0.17)	$(0.66)	$(0.83)	$9.42	5.23%	0.47%	0.33%	1.54%	$110,814	33%
2015	10.26	0.15	(0.39)	(0.24)	(0.17)	(0.07)	(0.24)	9.78	(2.41)	0.47	0.33	1.38	157,207	29
2014(6)	10.00	0.03	0.23	0.26	—	—	—	10.26	2.60	0.47	0.33	1.14	184,860	6
Growth Allocation Fund
2016	9.82	0.12	0.37	0.49	(0.16)	(0.58)	(0.74)	9.57	5.28	0.56	0.30	1.22	24,691	38
2015	10.31	0.11	(0.41)	(0.30)	(0.16)	(0.03)	(0.19)	9.82	(2.95)	0.57	0.30	1.10	43,023	20
2014(6)	10.00	0.02	0.29	0.31	—	—	—	10.31	3.10	0.60	0.30	0.73	46,520	6
Aggressive Allocation Fund
2016	9.85	0.10	0.38	0.48	(0.13)	(0.64)	(0.77)	9.56	5.14	0.52	0.33	1.04	52,260	33
2015	10.36	0.12	(0.41)	(0.29)	(0.18)	(0.04)	(0.22)	9.85	(2.79)	0.53	0.34	0.73	83,064	44
2014(6)	10.00	0.01	0.35	0.36	—	—	—	10.36	3.60	0.58	0.36	0.42	63,049	3

(1)	Based on net asset value as of end of period date.
(2)	The contractual and voluntary expense waivers pursuant to Note 5 of the financial statements are reflected in both the net expense and net investment income ratios.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year. Excludes acquired fund fees and expenses of underlying funds.
(5)	Reflects operations for the period from December 27, 2013 (inception date) to August 31, 2014.
(6)	Reflects operations for the period from May 30, 2014 (inception date) to August 31, 2014.

(See Notes which are an integral part of the Financial Statements)

38

Financial Highlights—Institutional Class of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return (1)(3)	Ratios to Average Net Assets (4)			Net assets, end of period (000 omitted)	Portfolio turnover rate (3)
										Gross Expenses	Net Expenses (2)	Net investment income (2)
Conservative Allocation Fund
2016	$9.77	$0.24	$0.25	$0.49	$(0.26)	$(0.19)	$(0.45)	$9.81	5.29%	0.31%	0.08%	2.46%	$29,479	31%
2015	10.15	0.23	(0.35)	(0.12)	(0.17)	(0.09)	(0.26)	9.77	(1.22)	0.32	0.08	2.23	29,104	39
2014(5)	10.00	0.04	0.11	0.15	—	—	—	10.15	1.50	0.35	0.08	1.41	29,082	10
Moderate Allocation Fund
2016	9.79	0.23	0.28	0.51	(0.24)	(0.33)	(0.57)	9.73	5.50	0.31	0.05	2.15	11,990	38
2015	10.21	0.21	(0.38)	(0.17)	(0.18)	(0.07)	(0.25)	9.79	(1.75)	0.32	0.05	1.95	16,112	30
2014(5)	10.00	0.05	0.16	0.21	—	—	—	10.21	2.10	0.35	0.05	1.82	17,704	8
Balanced Allocation Fund
2016	9.79	0.17	0.33	0.50	(0.20)	(0.66)	(0.86)	9.43	5.54	0.22	0.08	1.73	74,515	33
2015	10.26	0.17	(0.39)	(0.22)	(0.19)	(0.06)	(0.25)	9.79	(2.17)	0.22	0.08	1.59	81,475	29
2014(5)	10.00	0.04	0.22	0.26	—	—	—	10.26	2.60	0.22	0.08	1.39	79,584	6
Growth Allocation Fund
2016	9.84	0.14	0.37	0.51	(0.19)	(0.58)	(0.77)	9.58	5.50	0.31	0.05	1.48	9,696	38
2015	10.32	0.15	(0.42)	(0.27)	(0.18)	(0.03)	(0.21)	9.84	(2.72)	0.32	0.05	1.32	15,252	20
2014(5)	10.00	0.02	0.30	0.32	—	—	—	10.32	3.20	0.35	0.05	0.96	18,598	6
Aggressive Allocation Fund
2016	9.87	0.11	0.39	0.50	(0.16)	(0.64)	(0.80)	9.57	5.41	0.27	0.08	1.31	24,026	33
2015	10.37	0.14	(0.40)	(0.26)	(0.19)	(0.05)	(0.24)	9.87	(2.55)	0.28	0.09	1.06	31,770	44
2014(5)	10.00	0.02	0.35	0.37	—	—	—	10.37	3.70	0.33	0.11	0.66	27,401	3

(1)	Based on net asset value as of end of period date.
(2)	The contractual and voluntary expense waivers pursuant to Note 5 of the financial statements are reflected in both the net expense and net investment income ratios.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year. Excludes acquired fund fees and expenses of underlying funds.
(5)	Reflects operations for the period from May 30, 2014 (inception date) to August 31, 2014.

(See Notes which are an integral part of the Financial Statements)

39

Financial Highlights—Retirement Class R-3 of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return (1)(3)	Ratios to Average Net Assets (4)			Net assets, end of period (000 omitted)	Portfolio turnover rate (3)
										Gross Expenses	Net Expenses (2)	Net investment income (loss) (2)
In-Retirement Fund
2016	$10.01	$0.19	$0.28	$0.47	$(0.21)	$(0.73)	$(0.94)	$9.54	5.19%	1.50%	0.58%	1.77%	$1,720	44%
2015	11.03	0.19	(0.42)	(0.23)	(0.26)	(0.53)	(0.79)	10.01	(2.24)	1.28	0.58	1.76	2,149	53
2014	10.00	0.19	0.98	1.17	(0.12)	(0.02)	(0.14)	11.03	11.74	1.33	0.58	1.64	4,283	45
2015 Fund
2016	10.41	0.26	0.30	0.56	(0.21)	(0.11)	(0.32)	10.65	5.57	4.32	0.58	1.75	136	49
2015	10.72	0.09	(0.36)	(0.27)	(0.04)	—	(0.04)	10.41	(2.50)	4.46	0.58	1.33	221	83
2014(5)	10.00	0.03	0.69	0.72	—	—	—	10.72	7.20	73.79	0.58	1.18	105	29
2020 Fund
2016	10.48	0.17	0.39	0.56	(0.18)	(0.64)	(0.82)	10.22	5.74	0.88	0.58	1.44	11,985	39
2015	11.33	0.17	(0.48)	(0.31)	(0.22)	(0.32)	(0.54)	10.48	(2.88)	0.84	0.58	1.39	15,177	37
2014	10.00	0.15	1.36	1.51	(0.14)	(0.04)	(0.18)	11.33	15.23	0.88	0.58	1.28	23,025	35
2025 Fund
2016	10.38	0.14	0.42	0.56	(0.16)	(0.09)	(0.25)	10.69	5.49	1.26	0.58	1.30	1,053	33
2015	10.76	0.03	(0.36)	(0.33)	(0.05)	—	(0.05)	10.38	(3.06)	1.51	0.58	0.74	1,388	53
2014(5)	10.00	0.04	0.72	0.76	—	—	—	10.76	7.60	24.85	0.58	0.59	2	22
2030 Fund
2016	10.82	0.12	0.45	0.57	(0.15)	(0.46)	(0.61)	10.78	5.53	0.86	0.62	1.15	9,875	33
2015	11.59	0.13	(0.51)	(0.38)	(0.14)	(0.25)	(0.39)	10.82	(3.39)	0.84	0.62	1.09	12,812	45
2014	10.00	0.13	1.65	1.78	(0.17)	(0.02)	(0.19)	11.59	17.98	0.91	0.62	1.21	20,329	29
2035 Fund
2016	10.27	0.12	0.44	0.56	(0.12)	(0.04)	(0.16)	10.67	5.55	1.27	0.62	1.06	492	29
2015	10.68	(0.03)	(0.36)	(0.39)	(0.02)	—	(0.02)	10.27	(3.65)	1.54	0.62	(0.13)	734	96
2014(5)	10.00	0.01	0.67	0.68	—	—	—	10.68	6.80	23.88	0.62	0.19	3	29
2040 Fund
2016	10.91	0.12	0.44	0.56	(0.11)	(0.67)	(0.78)	10.69	5.48	0.96	0.61	1.06	4,991	31
2015	11.72	0.10	(0.50)	(0.40)	(0.17)	(0.24)	(0.41)	10.91	(3.57)	0.92	0.61	0.92	7,748	36
2014	10.00	0.11	1.82	1.93	(0.19)	(0.02)	(0.21)	11.72	19.42	1.01	0.61	0.97	11,429	22
2045 Fund
2016	10.42	0.13	0.46	0.59	(0.11)	(0.03)	(0.14)	10.87	5.74	1.78	0.61	1.02	426	32
2015	10.82	(0.07)	(0.31)	(0.38)	(0.02)	—	(0.02)	10.42	(3.53)	2.39	0.61	(0.90)	746	95
2014(5)	10.00	0.00	0.82	0.82	—	—	—	10.82	8.20	33.62	0.61	0.01	3	35
2050 Fund
2016	10.95	0.10	0.50	0.60	(0.13)	(0.38)	(0.51)	11.04	5.66	1.11	0.61	0.98	4,515	29
2015	11.74	0.09	(0.50)	(0.41)	(0.15)	(0.23)	(0.38)	10.95	(3.57)	1.09	0.61	0.81	5,072	39
2014	10.00	0.11	1.82	1.93	(0.17)	(0.02)	(0.19)	11.74	19.40	1.33	0.61	0.87	6,826	28
2055 Fund
2016	10.38	0.09	0.50	0.59	(0.11)	(0.06)	(0.17)	10.80	5.73	3.57	0.61	0.82	477	38
2015	10.84	0.03	(0.41)	(0.38)	(0.06)	(0.02)	(0.08)	10.38	(3.55)	7.16	0.61	0.14	395	61
2014(5)	10.00	0.01	0.83	0.84	—	—	—	10.84	8.40	50.30	0.61	0.44	54	123
Conservative Allocation Fund
2016	9.74	0.21	0.24	0.45	(0.20)	(0.19)	(0.39)	9.80	4.82	0.81	0.58	1.97	6,802	31
2015	10.14	0.20	(0.37)	(0.17)	(0.15)	(0.08)	(0.23)	9.74	(1.72)	0.82	0.58	1.74	7,624	39
2014(6)	10.00	0.02	0.12	0.14	—	—	—	10.14	1.40	0.85	0.58	0.91	11,583	10
Moderate Allocation Fund
2016	9.76	0.26	0.19	0.45	(0.16)	(0.33)	(0.49)	9.72	4.90	0.81	0.55	1.65	12,695	38
2015	10.20	0.15	(0.37)	(0.22)	(0.16)	(0.06)	(0.22)	9.76	(2.23)	0.82	0.55	1.45	22,279	30
2014(6)	10.00	0.03	0.17	0.20	—	—	—	10.20	2.00	0.85	0.55	1.33	19,949	8

(See Notes which are an integral part of the Financial Statements)

40

Financial Highlights—Retirement Class R-3 of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return (1)(3)	Ratios to Average Net Assets (4)			Net assets, end of period (000 omitted)	Portfolio turnover rate (3)
										Gross Expenses	Net Expenses (2)	Net investment income (loss) (2)
Balanced Allocation Fund
2016	$9.76	$0.13	$0.31	$0.44	$(0.14)	$(0.66)	$(0.80)	$9.40	4.94%	0.72%	0.58%	1.28%	$29,095	33%
2015	10.25	0.12	(0.38)	(0.26)	(0.16)	(0.07)	(0.23)	9.76	(2.64)	0.72	0.58	1.15	38,677	29
2014(6)	10.00	0.02	0.23	0.25	—	—	—	10.25	2.50	0.72	0.58	0.89	44,647	6
Growth Allocation Fund
2016	9.81	0.09	0.37	0.46	(0.14)	(0.58)	(0.72)	9.55	4.95	0.81	0.55	0.91	25,876	38
2015	10.30	0.09	(0.40)	(0.31)	(0.15)	(0.03)	(0.18)	9.81	(3.10)	0.82	0.55	0.83	28,903	20
2014(6)	10.00	0.01	0.29	0.30	—	—	—	10.30	3.00	0.85	0.55	0.46	31,065	6
Aggressive Allocation Fund
2016	9.84	0.07	0.38	0.45	(0.10)	(0.64)	(0.74)	9.55	4.87	0.77	0.58	0.77	19,395	33
2015	10.35	0.10	(0.40)	(0.30)	(0.17)	(0.04)	(0.21)	9.84	(2.94)	0.78	0.59	0.48	22,578	44
2014(6)	10.00	0.00	0.35	0.35	—	—	—	10.35	3.50	0.83	0.61	0.16	16,200	3

(1)	Based on net asset value as of end of period date.
(2)	The contractual and voluntary expense waivers pursuant to Note 5 of the financial statements are reflected in both the net expense and net investment income (loss) ratios.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year. Excludes acquired fund fees and expenses of underlying funds.
(5)	Reflects operations for the period from December 27, 2013 (inception date) to August 31, 2014.
(6)	Reflects operations for the period from May 30, 2014 (inception date) to August 31, 2014.

(See Notes which are an integral part of the Financial Statements)

41

Financial Highlights—Retirement Class R-6 of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return (1)(3)	Ratios to Average Net Assets (4)			Net assets, end of period (000 omitted)	Portfolio turnover rate (3)
										Gross Expenses	Net Expenses (2)(7)	Net investment income (2)
In-Retirement Fund
2016	$10.05	$0.26	$0.27	$0.53	$(0.30)	$(0.73)	$(1.03)	$9.55	5.85%	0.85%	0.00%	2.37%	$16,406	44%
2015	11.08	0.29	(0.45)	(0.16)	(0.34)	(0.53)	(0.87)	10.05	(1.54)	0.63	0.00	2.35	16,611	53
2014	10.00	0.25	0.99	1.24	(0.14)	(0.02)	(0.16)	11.08	12.47	0.68	0.00	2.31	20,128	45
2015 Fund
2016	10.50	0.25	0.38	0.63	(0.29)	(0.11)	(0.40)	10.73	6.22	3.67	0.00	2.21	3,744	49
2015	10.78	0.13	(0.34)	(0.21)	(0.07)	—	(0.07)	10.50	(1.92)	3.81	0.00	1.94	4,234	83
2014(5)	10.00	0.08	0.70	0.78	—	—	—	10.78	7.80	73.14	0.00	1.75	174	29
2020 Fund
2016	10.52	0.21	0.41	0.62	(0.27)	(0.64)	(0.91)	10.23	6.39	0.23	0.00	2.01	62,358	39
2015	11.38	0.25	(0.50)	(0.25)	(0.29)	(0.32)	(0.61)	10.52	(2.28)	0.19	0.00	1.98	53,085	37
2014	10.00	0.22	1.36	1.58	(0.16)	(0.04)	(0.20)	11.38	15.98	0.23	0.00	1.97	59,502	35
2025 Fund
2016	10.48	0.19	0.44	0.63	(0.21)	(0.09)	(0.30)	10.81	6.15	0.61	0.00	1.83	28,905	33
2015	10.81	0.09	(0.35)	(0.26)	(0.07)	—	(0.07)	10.48	(2.45)	0.86	0.00	1.48	26,042	53
2014(5)	10.00	0.05	0.76	0.81	—	—	—	10.81	8.10	24.20	0.00	1.39	1,363	22
2030 Fund
2016	10.87	0.19	0.45	0.64	(0.24)	(0.46)	(0.70)	10.81	6.21	0.21	0.00	1.66	73,828	33
2015	11.64	0.16	(0.46)	(0.30)	(0.22)	(0.25)	(0.47)	10.87	(2.70)	0.19	0.00	1.57	60,302	45
2014	10.00	0.19	1.66	1.85	(0.19)	(0.02)	(0.21)	11.64	18.70	0.26	0.00	1.50	48,829	29
2035 Fund
2016	10.38	0.17	0.47	0.64	(0.19)	(0.04)	(0.23)	10.79	6.26	0.62	0.00	1.57	30,132	29
2015	10.73	0.04	(0.36)	(0.32)	(0.03)	—	(0.03)	10.38	(2.99)	0.89	0.00	0.97	27,613	96
2014(5)	10.00	0.04	0.69	0.73	—	—	—	10.73	7.30	23.23	0.00	1.06	1,201	29
2040 Fund
2016	10.96	0.17	0.46	0.63	(0.21)	(0.67)	(0.88)	10.71	6.17	0.31	0.00	1.51	48,219	31
2015	11.78	0.16	(0.50)	(0.34)	(0.24)	(0.24)	(0.48)	10.96	(2.98)	0.27	0.00	1.45	40,193	36
2014	10.00	0.18	1.83	2.01	(0.21)	(0.02)	(0.23)	11.78	20.26	0.36	0.00	1.39	39,760	22
2045 Fund
2016	10.53	0.16	0.50	0.66	(0.18)	(0.03)	(0.21)	10.98	6.38	1.13	0.00	1.48	15,877	32
2015	10.87	0.03	(0.35)	(0.32)	(0.02)	—	(0.02)	10.53	(2.91)	1.74	0.00	0.85	13,046	95
2014(5)	10.00	0.04	0.83	0.87	—	—	—	10.87	8.70	32.97	0.00	0.93	895	35
2050 Fund
2016	11.00	0.17	0.50	0.67	(0.21)	(0.38)	(0.59)	11.08	6.37	0.46	0.00	1.48	30,317	29
2015	11.80	0.14	(0.48)	(0.34)	(0.23)	(0.23)	(0.46)	11.00	(2.99)	0.44	0.00	1.37	22,487	39
2014	10.00	0.18	1.83	2.01	(0.19)	(0.02)	(0.21)	11.80	20.24	0.68	0.00	1.39	17,346	28
2055 Fund
2016	10.47	0.15	0.51	0.66	(0.16)	(0.06)	(0.22)	10.91	6.43	2.92	0.00	1.30	6,866	38
2015	10.89	0.07	(0.39)	(0.32)	(0.08)	(0.02)	(0.10)	10.47	(2.96)	6.51	0.00	0.90	2,809	61
2014(5)	10.00	0.03	0.86	0.89	—	—	—	10.89	8.90	49.65	0.00	0.84	477	123
Conservative Allocation Fund
2016	9.79	0.25	0.24	0.49	(0.27)	(0.19)	(0.46)	9.82	5.34	0.16	0.00	2.61	88,818	31
2015	10.15	0.25	(0.34)	(0.09)	(0.19)	(0.08)	(0.27)	9.79	(0.94)	0.17	0.00	2.38	86,637	39
2014(6)	10.00	0.04	0.11	0.15	—	—	—	10.15	1.50	0.20	0.00	1.57	92,207	10
Moderate Allocation Fund
2016	9.80	0.22	0.30	0.52	(0.25)	(0.33)	(0.58)	9.74	5.67	0.16	0.00	2.27	101,327	38
2015	10.21	0.21	(0.37)	(0.16)	(0.19)	(0.06)	(0.25)	9.80	(1.56)	0.17	0.00	2.11	93,206	30
2014(6)	10.00	0.05	0.16	0.21	—	—	—	10.21	2.10	0.20	0.00	1.99	95,654	8

(See Notes which are an integral part of the Financial Statements)

42

Financial Highlights—Retirement Class R-6 of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period	Total return (1)(3)	Ratios to Average Net Assets (4)			Net assets, end of period (000 omitted)	Portfolio turnover rate (3)
										Gross Expenses	Net Expenses (2)(7)	Net investment income (2)
Balanced Allocation Fund
2016	$9.80	$0.18	$0.33	$0.51	$(0.21)	$(0.66)	$(0.87)	$9.44	5.70%	0.07%	0.00%	1.87%	$252,982	33%
2015	10.27	0.18	(0.39)	(0.21)	(0.19)	(0.07)	(0.26)	9.80	(2.08)	0.07	0.00	1.78	247,496	29
2014(6)	10.00	0.04	0.23	0.27	—	—	—	10.27	2.70	0.07	0.00	1.54	284,021	6
Growth Allocation Fund
2016	9.85	0.15	0.37	0.52	(0.20)	(0.58)	(0.78)	9.59	5.67	0.16	0.00	1.51	79,852	38
2015	10.32	0.16	(0.41)	(0.25)	(0.19)	(0.03)	(0.22)	9.85	(2.52)	0.17	0.00	1.47	67,727	20
2014(6)	10.00	0.03	0.29	0.32	—	—	—	10.32	3.20	0.20	0.00	1.11	56,647	6
Aggressive Allocation Fund
2016	9.88	0.14	0.38	0.52	(0.18)	(0.64)	(0.82)	9.58	5.58	0.12	0.00	1.38	123,203	33
2015	10.37	0.17	(0.41)	(0.24)	(0.21)	(0.04)	(0.25)	9.88	(2.37)	0.12	0.00	1.12	113,933	44
2014(6)	10.00	0.02	0.35	0.37	—	—	—	10.37	3.70	0.18	0.00	0.82	73,040	3

(1)	Based on net asset value as of end of period date.
(2)	The contractual and voluntary expense waivers pursuant to Note 5 of the financial statements are reflected in both the net expense and net investment income ratios.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year. Excludes acquired fund fees and expenses of underlying funds.
(5)	Reflects operations for the period from December 27, 2013 (inception date) to August 31, 2014.
(6)	Reflects operations for the period from May 30, 2014 (inception date) to August 31, 2014.
(7)	Please refer to Note 5, subsection Investment Adviser Fee and Other Transactions with Affiliates, in the Notes to Financial Statements.

(See Notes which are an integral part of the Financial Statements)

43

August 31, 2016

Notes to Financial Statements

1.	Organization

BMO Funds, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. As of August 31, 2016, the Corporation consisted of 44 portfolios, including 10 target retirement and 5 target risk diversified portfolios within this annual report (individually referred to as the “Fund,” or collectively as the “Funds”), each with differing share class offerings as well as 29 other portfolios whose annual report is available under a separate cover. BMO Asset Management Corp. serves as the Funds’ investment adviser (the “Adviser”), a Delaware corporation headquartered in Chicago, Illinois that is a wholly-owned subsidiary of BMO Financial Corp.

BMO Fund names as displayed throughout this report	Fund Inception Date	Investment Objective
Target Retirement
In-Retirement Fund*	August 30, 2013	The investment objective of each Target Retirement Fund is to achieve growth, income, and conservation of capital to varying degrees depending on its proximity to its target date. As the Fund approaches its target date, the Fund will reduce its emphasis on growth and increase its emphasis on income and preservation of capital.
2015 Fund	December 27, 2013
2020 Fund	August 30, 2013
2025 Fund	December 27, 2013
2030 Fund	August 30, 2013
2035 Fund	December 27, 2013
2040 Fund	August 30, 2013
2045 Fund	December 27, 2013
2050 Fund	August 30, 2013
2055 Fund	December 27, 2013
Target Risk
Conservative Allocation Fund	May 30, 2014	To provide total return primarily from income, secondarily from appreciation.
Moderate Allocation Fund	May 30, 2014	To provide total investment return from income and appreciation.
Balanced Allocation Fund	May 30, 2014	To provide total investment return from income and appreciation.
Growth Allocation Fund	May 30, 2014	To provide total investment return from income and appreciation.
Aggressive Allocation Fund	May 30, 2014	To provide total investment return primarily from appreciation, secondarily from income.

*	Name change effective December 15, 2015. Prior to December 15, 2015, the Fund was known as the BMO Target Retirement 2010 Fund.

The target investment allocation for each of the Target Risk Funds, based on each Fund’s total assets, is set forth below.

Target Risk Fund	Equity	Fixed Income	Money Market Funds
Conservative Allocation Fund	10%–30%	70%–100%	0%–10%
Moderate Allocation Fund	30%–50%	50%–70%	0%–10%
Balanced Allocation Fund	50%–70%	30%–50%	0%–10%
Growth Allocation Fund	70%–90%	10%–30%	0%–10%
Aggressive Allocation Fund	90%–100%	0%	0%–10%

Each Fund seeks to achieve its investment objectives by investing in a mix (without limitation) of BMO Funds and unaffiliated mutual funds. The Funds are designed to provide investors with investment management, asset allocation, and ongoing reallocation over time. Each Fund is considered a “fund of funds” because it invests in other mutual funds. A fund of funds bears its own direct expenses in addition to bearing a proportionate share of expenses charged to the underlying funds in which it invests.

2.	Significant Accounting Policies

The Funds are investment companies and follow the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Investment Valuations—Investments in other open-end registered investment companies are valued at net asset value.

Securities or other assets for which market valuations are not readily available, or are deemed to be inaccurate, are valued at fair value as determined in good faith using methods approved by the Board of Directors (the “Directors”). The Directors have established a Pricing Committee, which is responsible for determinations of fair value, subject to the supervision of the Directors. In determining fair value, the Pricing Committee takes into account all information available and any factors it deems appropriate. Consequently, the price of securities used by a Fund to calculate its Net Asset Value (“NAV”) may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible

44

BMO Funds

that the fair value determined for a security is materially different than the value that would be realized upon the sale of that security and the differences may be material to the NAV of the respective Fund or the financial statements presented.

The Pricing Committee may determine that a security needs to be fair valued. In valuing underlying fund investments, the Funds use the NAVs reported by the underlying funds. An underlying fund may need to fair value one or more of its investments, which may, in turn, require a Fund to do the same because of delays in obtaining the underlying fund’s NAV.

Investment Income, Expenses, and Distributions—Investment income and expenses are accrued daily. The Funds distribute net investment income, if any, and net realized gains (net of any capital loss carryovers) annually. Dividend income, realized gain distributions from underlying funds, and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair market value.

The Funds offer multiple classes of shares which differ in their respective distribution, administration, and service fees. All shareholders bear the common expenses of the Funds. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in class-specific expenses. Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of total shares outstanding of each class without distinction between share classes. Expenses attributable to a particular class of shares, such as shareholder servicing fees, are allocated directly to that class.

Federal Income Taxes—The policies and procedures of the Funds require compliance with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and distribution to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

Securities of Other Investment Companies & Underlying Fund Investment Risk—The Funds may invest in the securities of other investment companies, including exchange-traded funds, within the limits prescribed by the 1940 Act and the rules promulgated thereunder. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. The Funds also may invest in investment companies that are not organized under the laws of the United States. The Fund’s risks are directly related to the risks of the underlying funds. It is important to understand the risks associated with investing in the underlying funds.

Commitments and Contingencies—In the normal course of business, the Corporation enters into contracts that provide general indemnifications to other parties. The Corporation’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Corporation that have not yet occurred. However, the Corporation has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Other—Investment transactions are accounted for on a trade date basis. Net realized gains and losses on securities are computed on the basis of specific security lot identification.

3.	Fair Value Measurement

Fair Valuation Measurement defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and requires disclosure about fair value measurements. It establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting issuer (observable inputs) and (2) the reporting issuer’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into fair value measurement.

Various inputs are used in determining the value of the Funds’ investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. These inputs are summarized in the three broad levels listed below:

Level 1—quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. Common and preferred stocks, options and futures contracts, and U.S. registered mutual funds are generally categorized as Level 1.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Fixed income securities, repurchase agreements, cash collateral received as part of the securities lending program, and securities valued by an independent fair value pricing service are generally categorized as Level 2.

Level 3—significant unobservable inputs, including management’s own assumptions in determining the fair value of investments.

In May 2015, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standard Update (“ASU”) 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Unit (or Its Equivalent), modifying ASC 820. Under the modifications, investments in private investment funds valued at net asset value are no longer included in the fair

45

Notes to Financial Statements (continued)

value hierarchy. For the period ended August 31, 2016, the Funds had no investments in private investment funds, and there were no investments excluded from the fair value hierarchy. It is the Funds’ policy to recognize transfers between category levels at the end of the period. For the period ended August 31, 2016, there were no transfers in and out of Level 1, Level 2 and Level 3. The Funds did not hold any Level 2 or Level 3 securities as of August 31, 2016.

The following is a summary of the inputs used, as of August 31, 2016, in valuing the Funds’ assets:

	In-Retirement Fund
	Level 1	Level 2	Level 3	Total
Mutual Funds	$21,319,329	$—	$—	$21,319,329
Short-Term Investments	209,515	—	—	209,515

Total	$21,528,844	$—	$—	$21,528,844

	2015 Fund
	Level 1	Level 2	Level 3	Total
Mutual Funds	$4,512,489	$—	$—	$4,512,489
Short-Term Investments	46,224	—	—	46,224

Total	$4,558,713	$—	$—	$4,558,713

	2020 Fund
	Level 1	Level 2	Level 3	Total
Mutual Funds	$92,120,418	$—	$—	$92,120,418
Short-Term Investments	920,373	—	—	920,373

Total	$93,040,791	$—	$—	$93,040,791

	2025 Fund
	Level 1	Level 2	Level 3	Total
Mutual Funds	$30,292,983	$—	$—	$30,292,983
Short-Term Investments	307,623	—	—	307,623

Total	$30,600,606	$—	$—	$30,600,606

	2030 Fund
	Level 1	Level 2	Level 3	Total
Mutual Funds	$102,017,895	$—	$—	$102,017,895
Short-Term Investments	1,031,813	—	—	1,031,813

Total	$103,049,708	$—	$—	$103,049,708

	2035 Fund
	Level 1	Level 2	Level 3	Total
Mutual Funds	$30,957,635	$—	$—	$30,957,635
Short-Term Investments	267,166	—	—	267,166

Total	$31,224,801	$—	$—	$31,224,801

	2040 Fund
	Level 1	Level 2	Level 3	Total
Mutual Funds	$65,547,672	$—	$—	$65,547,672
Short-Term Investments	665,511	—	—	665,511

Total	$66,213,183	$—	$—	$66,213,183

	2045 Fund
	Level 1	Level 2	Level 3	Total
Mutual Funds	$16,989,149	$—	$—	$16,989,149
Short-Term Investments	99,017	—	—	99,017

Total	$17,088,166	$—	$—	$17,088,166

	2050 Fund
	Level 1	Level 2	Level 3	Total
Mutual Funds	$44,692,449	$—	$—	$44,692,449
Short-Term Investments	452,953	—	—	452,953

Total	$45,145,402	$—	$—	$45,145,402

	2055 Fund
	Level 1	Level 2	Level 3	Total
Mutual Funds	$7,643,133	$—	$—	$7,643,133
Short-Term Investments	77,544	—	—	77,544

Total	$7,720,677	$—	$—	$7,720,677

	Conservative Allocation Fund
	Level 1	Level 2	Level 3	Total
Mutual Funds	$141,365,144	$—	$—	$141,365,144
Short-Term Investments	1,460,458	—	—	1,460,458

Total	$142,825,602	$—	$—	$142,825,602

	Moderate Allocation Fund
	Level 1	Level 2	Level 3	Total
Mutual Funds	$137,432,312	$—	$—	$137,432,312
Short-Term Investments	857,039	—	—	857,039

Total	$138,289,351	$—	$—	$138,289,351

	Balanced Allocation Fund
	Level 1	Level 2	Level 3	Total
Mutual Funds	$463,534,247	$—	$—	$463,534,247
Short-Term Investments	4,664,487	—	—	4,664,487

Total	$468,198,734	$—	$—	$468,198,734

	Growth Allocation Fund
	Level 1	Level 2	Level 3	Total
Mutual Funds	$138,689,288	$—	$—	$138,689,288
Short-Term Investments	1,360,992	—	—	1,360,992

Total	$140,050,280	$—	$—	$140,050,280

	Aggressive Allocation Fund
	Level 1	Level 2	Level 3	Total
Mutual Funds	$216,436,712	$—	$—	$216,436,712
Short-Term Investments	2,134,008	—	—	2,134,008

Total	$218,570,720	$—	$—	$218,570,720

46

BMO Funds

4.	Capital Stock

The Articles of Incorporation permit the Directors to issue an indefinite number of full and fractional shares of common stock, par value $0.0001 per share. Transactions in capital stock were as follows:

	In-Retirement Fund			2015 Fund			2020 Fund
	Year Ended August 31, 2016		Year Ended August 31, 2015	Year Ended August 31, 2016		Year Ended August 31, 2015	Year Ended August 31, 2016		Year Ended August 31, 2015
Capital stock transactions in dollars:
Proceeds from sale of shares:
Investor class of shares	$757,262		$2,553,201	$322,398		$429,164	$3,811,445		$5,536,279
Institutional class of shares	146,670	(1)	252,410	2,318	(1)	5,628	384,344	(1)	3,913,111
Retirement class R-3 of shares	471,110		1,685,053	326,651		133,225	2,597,725		3,123,675
Retirement class R-6 of shares	4,418,734		4,826,780	327,621		6,535,738	14,282,672		15,778,753

Net proceeds from sale of shares	5,793,776		9,317,444	978,988		7,103,755	21,076,186		28,351,818
Net asset value of shares issued to shareholders in payment of distributions declared:
Investor class of shares	415,792		512,602	20,044		1,560	1,777,801		1,637,504
Institutional class of shares	28,070	(1)	31,528	3,995	(1)	637	347,404	(1)	177,322
Retirement class R-3 of shares	165,007		283,852	5,045		574	1,012,032		1,003,886
Retirement class R-6 of shares	1,496,011		1,350,769	146,671		36,070	4,518,603		2,758,969

Net proceeds from shares issued	2,104,880		2,178,751	175,755		38,841	7,655,840		5,577,681
Cost of shares redeemed:
Investor class of shares	(2,254,061)		(4,770,741)	(292,086)		(10,509)	(7,143,360)		(15,828,088)
Institutional class of shares	(433,997	)(1)	(897,324)	(115,993	)(1)	(1)	(5,700,230	)(1)	(1,742,714)
Retirement class R-3 of shares	(965,909)		(3,746,584)	(415,640)		(11,244)	(6,373,881)		(10,627,609)
Retirement class R-6 of shares	(5,522,850)		(8,073,712)	(1,025,702)		(2,430,695)	(8,945,634)		(20,890,087)

Net cost of shares redeemed	(9,176,817)		(17,488,361)	(1,849,421)		(2,452,449)	(28,163,105)		(49,088,498)

Net change resulting from fund share transactions in dollars	$(1,278,161)		$(5,992,166)	$(694,678)		$4,690,147	$568,921		$(15,158,999)

Capital stock transactions in shares:
Sale of shares:
Investor class of shares	77,952		242,367	31,343		39,990	379,524		502,747
Institutional class of shares	15,572	(1)	23,535	227	(1)	517	38,990	(1)	355,799
Retirement class R-3 of shares	49,575		157,157	31,567		12,414	264,638		283,520
Retirement class R-6 of shares	478,376		463,921	32,173		607,578	1,474,069		1,445,729

Net sale of shares	621,475		886,980	95,310		660,499	2,157,221		2,587,795
Shares issued to shareholders in payment of distributions declared:
Investor class of shares	46,097		50,403	1,987		146	184,037		152,326
Institutional class of shares	3,112	(1)	3,097	395	(1)	60	35,963	(1)	16,495
Retirement class R-3 of shares	18,253		27,883	500		54	104,549		93,298
Retirement class R-6 of shares	166,223		132,819	14,479		3,374	467,765		256,410

Net shares issued	233,685		214,202	17,361		3,634	792,314		518,529
Shares redeemed:
Investor class of shares	(239,842)		(457,492)	(29,227)		(976)	(744,875)		(1,447,608)
Institutional class of shares	(46,029	)(1)	(83,315)	(10,928	)(1)	—	(575,711	)(1)	(156,644)
Retirement class R-3 of shares	(102,190)		(358,566)	(40,510)		(1,040)	(644,421)		(961,216)
Retirement class R-6 of shares	(579,689)		(759,711)	(101,058)		(223,913)	(892,639)		(1,887,513)

Net shares redeemed	(967,750)		(1,659,084)	(181,723)		(225,929)	(2,857,646)		(4,452,981)

Net change resulting from fund share transactions in shares	(112,590)		(557,902)	(69,052)		438,204	91,889		(1,346,657)

(1)	Reflects operations for the period from September 1, 2015, to August 1, 2016 (termination of Institutional class of shares).

47

Notes to Financial Statements (continued)

	2025 Fund			2030 Fund			2035 Fund
	Year Ended August 31, 2016		Year Ended August 31, 2015	Year Ended August 31, 2016		Year Ended August 31, 2015	Year Ended August 31, 2016		Year Ended August 31, 2015
Capital stock transactions in dollars:
Proceeds from sale of shares:
Investor class of shares	$348,017		$1,586,365	$4,129,727		$7,013,564	$486,925		$729,095
Institutional class of shares	39,517	(1)	642,649	432,852	(1)	1,964,022	32,639	(1)	71,433
Retirement class R-3 of shares	213,768		1,600,512	2,764,321		2,657,521	128,349		796,104
Retirement class R-6 of shares	4,734,955		27,077,285	18,141,495		27,099,797	4,465,463		29,984,647

Net proceeds from sale of shares	5,336,257		30,906,811	25,468,395		38,734,904	5,113,376		31,581,279
Net asset value of shares issued to shareholders in payment of distributions declared:
Investor class of shares	45,412		1,967	1,362,886		1,251,461	19,506		644
Institutional class of shares	16,995	(1)	13	185,684	(1)	118,666	1,593	(1)	5
Retirement class R-3 of shares	30,674		1,644	693,045		661,311	9,502		634
Retirement class R-6 of shares	746,383		140,483	3,847,019		2,463,598	596,770		70,546

Net proceeds from shares issued	839,464		144,107	6,088,634		4,495,036	627,371		71,829
Cost of shares redeemed:
Investor class of shares	(1,339,999)		(142,754)	(8,605,351)		(16,119,882)	(702,141)		(180,026)
Institutional class of shares	(640,270	)(1)	(5,055)	(3,388,679	)(1)	(4,314,720)	(97,574	)(1)	(4,526)
Retirement class R-3 of shares	(585,408)		(149,080)	(6,063,527)		(9,870,793)	(391,486)		(32,471)
Retirement class R-6 of shares	(3,634,083)		(1,768,523)	(9,158,466)		(13,813,522)	(3,775,389)		(2,670,849)

Net cost of shares redeemed	(6,199,760)		(2,065,412)	(27,216,023)		(44,118,917)	(4,966,590)		(2,887,872)

Net change resulting from fund share transactions in dollars	$(24,039)		$28,985,506	$4,341,006		$(888,977)	$774,157		$28,765,236

Capital stock transactions in shares:
Sale of shares:
Investor class of shares	33,809		146,929	396,140		615,955	46,783		68,499
Institutional class of shares	3,846	(1)	58,534	41,939	(1)	172,856	3,211	(1)	6,520
Retirement class R-3 of shares	21,125		147,004	266,280		233,694	12,675		74,119
Retirement class R-6 of shares	464,965		2,508,756	1,785,871		2,354,977	439,783		2,788,354

Net sale of shares	523,745		2,861,223	2,490,230		3,377,482	502,452		2,937,492
Shares issued to shareholders in payment of distributions declared:
Investor class of shares	4,448		184	132,705		112,038	1,907		60
Institutional class of shares	1,659	(1)	1	18,080	(1)	10,614	155	(1)	1
Retirement class R-3 of shares	3,013		154	67,417		59,151	932		59
Retirement class R-6 of shares	72,818		13,080	374,953		220,555	58,165		6,587

Net shares issued	81,938		13,419	593,155		402,358	61,159		6,707
Shares redeemed:
Investor class of shares	(136,317)		(13,120)	(857,437)		(1,423,231)	(71,417)		(16,867)
Institutional class of shares	(63,832	)(1)	(458)	(323,760	)(1)	(374,363)	(9,828	)(1)	(409)
Retirement class R-3 of shares	(59,326)		(13,697)	(601,499)		(863,781)	(38,954)		(2,969)
Retirement class R-6 of shares	(349,342)		(162,853)	(878,186)		(1,223,538)	(364,049)		(247,165)

Net shares redeemed	(608,817)		(190,128)	(2,660,882)		(3,884,913)	(484,248)		(267,410)

Net change resulting from fund share transactions in shares	(3,134)		2,684,514	422,503		(105,073)	79,363		2,676,789

(1)	Reflects operations for the period from September 1, 2015, to August 1, 2016 (termination of Institutional class of shares).

48

BMO Funds

	2040 Fund			2045 Fund			2050 Fund
	Year Ended August 31, 2016		Year Ended August 31, 2015	Year Ended August 31, 2016		Year Ended August 31, 2015	Year Ended August 31, 2016		Year Ended August 31, 2015
Capital stock transactions in dollars:
Proceeds from sale of shares:
Investor class of shares	$4,767,948		$5,453,708	$547,569		$1,112,090	$2,855,476		$4,228,983
Institutional class of shares	744,269	(1)	1,096,925	35,333	(1)	116,310	716,030	(1)	1,066,096
Retirement class R-3 of shares	1,131,384		2,439,717	242,359		812,631	1,230,609		1,786,394
Retirement class R-6 of shares	10,567,208		10,991,987	4,133,944		14,036,821	9,583,527		10,762,479

Net proceeds from sale of shares	17,210,809		19,982,337	4,959,205		16,077,852	14,385,642		17,843,952
Net asset value of shares issued to shareholders in payment of distributions declared:
Investor class of shares	1,034,277		699,560	24,521		138	496,842		427,602
Institutional class of shares	195,405	(1)	126,814	2,386	(1)	2	108,258	(1)	104,466
Retirement class R-3 of shares	490,052		392,452	7,710		589	241,912		221,346
Retirement class R-6 of shares	3,218,871		1,736,664	266,574		27,041	1,205,244		848,234

Net proceeds from shares issued	4,938,605		2,955,490	301,191		27,770	2,052,256		1,601,648
Cost of shares redeemed:
Investor class of shares	(4,805,583)		(10,354,982)	(819,881)		(80,294)	(3,260,413)		(4,855,407)
Institutional class of shares	(3,276,061	)(1)	(2,201,952)	(143,717	)(1)	(783)	(2,738,189	)(1)	(2,137,292)
Retirement class R-3 of shares	(4,088,250)		(5,937,625)	(589,023)		(35,159)	(1,964,479)		(3,412,701)
Retirement class R-6 of shares	(5,553,270)		(9,249,501)	(2,304,205)		(1,423,812)	(3,693,210)		(4,838,011)

Net cost of shares redeemed	(17,723,164)		(27,744,060)	(3,856,826)		(1,540,048)	(11,656,291)		(15,243,411)

Net change resulting from fund share transactions in dollars	$4,426,250		$(4,806,233)	$1,403,570		$14,565,574	$4,781,607		$4,202,189

Capital stock transactions in shares:
Sale of shares:
Investor class of shares	453,460		474,203	51,707		102,004	272,211		366,132
Institutional class of shares	72,663	(1)	94,942	3,459	(1)	10,445	68,012	(1)	92,321
Retirement class R-3 of shares	108,460		212,967	23,399		74,574	115,468		155,015
Retirement class R-6 of shares	1,048,607		951,253	400,185		1,283,748	920,719		923,693

Net sale of shares	1,683,190		1,733,365	478,750		1,470,771	1,376,410		1,537,161
Shares issued to shareholders in payment of distributions declared:
Investor class of shares	101,400		61,853	2,358		13	47,139		37,674
Institutional class of shares	19,157	(1)	11,213	229	(1)	—	10,271	(1)	9,204
Retirement class R-3 of shares	47,903		34,700	743		55	22,930		19,502
Retirement class R-6 of shares	315,576		153,551	25,534		2,485	114,350		74,734

Net shares issued	484,036		261,317	28,864		2,553	194,690		141,114
Shares redeemed:
Investor class of shares	(480,196)		(899,332)	(83,493)		(7,291)	(316,998)		(421,096)
Institutional class of shares	(315,193	)(1)	(188,879)	(14,314	)(1)	(69)	(251,953	)(1)	(183,009)
Retirement class R-3 of shares	(399,857)		(512,014)	(56,631)		(3,238)	(192,760)		(292,448)
Retirement class R-6 of shares	(529,589)		(811,474)	(219,487)		(129,275)	(343,195)		(424,080)

Net shares redeemed	(1,724,835)		(2,411,699)	(373,925)		(139,873)	(1,104,906)		(1,320,633)

Net change resulting from fund share transactions in shares	442,391		(417,017)	133,689		1,333,451	466,194		357,642

(1)	Reflects operations for the period from September 1, 2015, to August 1, 2016 (termination of Institutional class of shares).

49

Notes to Financial Statements (continued)

	2055 Fund			Conservative Allocation Fund		Moderate Allocation Fund
	Year Ended August 31, 2016		Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015
Capital stock transactions in dollars:
Proceeds from sale of shares:
Investor class of shares	$542,181		$1,098,199	$1,811,809	$4,306,416	$3,102,719	$2,881,305
Institutional class of shares	30,152	(1)	98,627	2,723,597	3,370,800	3,212,145	2,705,694
Retirement class R-3 of shares	245,910		447,023	747,669	1,791,937	2,350,004	6,777,124
Retirement class R-6 of shares	5,340,196		3,149,793	9,680,026	19,287,498	21,380,185	17,226,521

Net proceeds from sale of shares	6,158,439		4,793,642	14,963,101	28,756,651	30,045,053	29,590,644
Net asset value of shares issued to shareholders in payment of distributions declared:
Investor class of shares	22,251		1,511	936,208	617,958	1,029,190	567,882
Institutional class of shares	3,933	(1)	891	1,331,596	749,367	917,395	375,169
Retirement class R-3 of shares	6,116		816	292,057	246,045	767,207	415,963
Retirement class R-6 of shares	70,282		15,600	4,033,553	2,352,643	5,610,808	2,399,998

Net proceeds from shares issued	102,582		18,818	6,593,414	3,966,013	8,324,600	3,759,012
Cost of shares redeemed:
Investor class of shares	(1,153,963)		(155,201)	(8,437,977)	(6,320,438)	(13,162,467)	(4,759,392)
Institutional class of shares	(227,111	)(1)	(5,156)	(3,814,177)	(3,012,964)	(8,062,550)	(4,019,821)
Retirement class R-3 of shares	(191,938)		(82,353)	(1,890,428)	(5,634,372)	(12,516,924)	(3,930,130)
Retirement class R-6 of shares	(1,758,004)		(704,018)	(12,000,170)	(23,894,326)	(18,791,126)	(18,107,609)

Net cost of shares redeemed	(3,331,016)		(946,728)	(26,142,752)	(38,862,100)	(52,533,067)	(30,816,952)

Net change resulting from fund share transactions in dollars	$2,930,005		$3,865,732	$(4,586,237)	$(6,139,436)	$(14,163,414)	$2,532,704

Capital stock transactions in shares:
Sale of shares:
Investor class of shares	53,020		101,616	190,169	430,479	330,167	284,984
Institutional class of shares	2,909	(1)	8,831	285,432	337,105	347,121	268,603
Retirement class R-3 of shares	24,075		40,547	78,292	179,833	249,468	674,343
Retirement class R-6 of shares	519,389		286,828	1,002,674	1,932,026	2,269,691	1,699,470

Net sale of shares	599,393		437,822	1,556,567	2,879,443	3,196,447	2,927,400
Shares issued to shareholders in payment of distributions declared:
Investor class of shares	2,152		140	101,321	62,673	111,747	57,016
Institutional class of shares	379	(1)	83	144,268	76,001	99,717	37,668
Retirement class R-3 of shares	593		76	31,574	24,954	83,121	41,763
Retirement class R-6 of shares	6,771		1,446	437,005	238,604	609,870	240,964

Net shares issued	9,895		1,745	714,168	402,232	904,455	377,411
Shares redeemed:
Investor class of shares	(118,249)		(14,049)	(881,334)	(631,714)	(1,403,952)	(474,178)
Institutional class of shares	(21,471	)(1)	(460)	(403,086)	(300,982)	(860,237)	(395,336)
Retirement class R-3 of shares	(18,601)		(7,545)	(198,052)	(564,945)	(1,309,680)	(389,879)
Retirement class R-6 of shares	(165,362)		(63,795)	(1,251,722)	(2,398,228)	(1,985,895)	(1,799,149)

Net shares redeemed	(323,683)		(85,849)	(2,734,194)	(3,895,869)	(5,559,764)	(3,058,542)

Net change resulting from fund share transactions in shares	285,605		353,718	(463,459)	(614,194)	(1,458,862)	246,269

(1)	Reflects operations for the period from September 1, 2015, to August 1, 2016 (termination of Institutional class of shares).

50

BMO Funds

	Balanced Allocation Fund		Growth Allocation Fund		Aggressive Allocation Fund
	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2016	Year Ended August 31, 2015
Capital stock transactions in dollars:
Proceeds from sale of shares:
Investor class of shares	$7,142,376	$9,913,030	$2,077,673	$5,133,135	$3,572,978	$38,844,900 (1)
Institutional class of shares	13,589,037	22,559,749	1,591,796	2,658,620	3,848,563	10,021,134 (1)
Retirement class R-3 of shares	3,545,301	6,394,929	2,171,200	3,228,660	1,791,359	16,598,429 (1)
Retirement class R-6 of shares	51,258,245	38,133,382	22,529,256	22,740,439	28,362,465	64,305,867 (1)

Net proceeds from sale of shares	75,534,959	77,001,090	28,369,925	33,760,854	37,575,365	129,770,330
Net asset value of shares issued to shareholders in payment of distributions declared:
Investor class of shares	12,849,873	4,038,321	2,839,764	833,310	5,585,746	1,300,124
Institutional class of shares	7,011,067	1,862,671	1,170,790	312,513	2,580,768	601,742
Retirement class R-3 of shares	3,137,774	962,724	2,104,133	498,834	1,654,830	301,192
Retirement class R-6 of shares	21,422,949	7,421,000	5,431,739	1,272,251	9,317,128	1,768,443

Net proceeds from shares issued	44,421,663	14,284,716	11,546,426	2,916,908	19,138,472	3,971,501
Cost of shares redeemed:
Investor class of shares	(58,264,348)	(33,716,254)	(21,431,476)	(7,268,277)	(36,746,238)	(16,570,068)
Institutional class of shares	(24,780,559)	(18,567,065)	(7,575,632)	(5,579,041)	(12,716,568)	(4,816,804)
Retirement class R-3 of shares	(14,663,873)	(11,427,399)	(6,500,965)	(4,448,513)	(5,897,696)	(9,647,034)
Retirement class R-6 of shares	(60,487,004)	(68,799,662)	(14,964,684)	(9,554,268)	(26,340,978)	(20,411,804)

Net cost of shares redeemed	(158,195,784)	(132,510,380)	(50,472,757)	(26,850,099)	(81,701,480)	(51,445,710)

Net change resulting from fund share transactions in dollars	$(38,239,162)	$(41,224,574)	$(10,556,406)	$9,827,663	$(24,987,643)	$82,296,121

Capital stock transactions in shares:
Sale of shares:
Investor class of shares	783,352	973,466	225,792	495,656	388,583	3,811,043 (1)
Institutional class of shares	1,509,315	2,208,098	171,890	258,691	423,612	978,980 (1)
Retirement class R-3 of shares	386,455	631,978	238,599	313,743	194,889	1,622,915 (1)
Retirement class R-6 of shares	5,768,354	3,730,462	2,474,947	2,194,288	3,145,394	6,271,303 (1)

Net sale of shares	8,447,476	7,544,004	3,111,228	3,262,378	4,152,478	12,684,241
Shares issued to shareholders in payment of distributions declared:
Investor class of shares	1,432,539	402,223	309,680	82,019	606,487	131,061
Institutional class of shares	782,485	185,710	127,676	30,729	280,518	60,660
Retirement class R-3 of shares	349,807	95,984	229,458	49,050	179,678	30,362
Retirement class R-6 of shares	2,388,289	739,880	592,338	125,221	1,012,731	178,271

Net shares issued	4,953,120	1,423,797	1,259,152	287,019	2,079,414	400,354
Shares redeemed:
Investor class of shares	(6,527,889)	(3,321,043)	(2,334,793)	(709,849)	(3,958,147)	(1,598,806)
Institutional class of shares	(2,708,731)	(1,828,408)	(837,364)	(542,103)	(1,411,393)	(464,405)
Retirement class R-3 of shares	(1,605,109)	(1,120,626)	(705,198)	(430,551)	(638,101)	(922,935)
Retirement class R-6 of shares	(6,601,754)	(6,888,647)	(1,615,073)	(931,824)	(2,825,539)	(1,965,741)

Net shares redeemed	(17,443,483)	(13,158,724)	(5,492,428)	(2,614,327)	(8,833,180)	(4,951,887)

Net change resulting from fund share transactions in shares	(4,042,887)	(4,190,923)	(1,122,048)	935,070	(2,601,288)	8,132,708

(1)	Includes paid-in-capital and shares received from a non-taxable in-kind subscription merger of the BMO Aggressive Stock Fund effective as of the close of business on December 19, 2014.

5.	Investment Adviser Fee and Other Transactions with Affiliates

Investment Advisory Fees—The Adviser does not receive an investment advisory fee for the services it performs for the Funds. However, the Adviser is entitled to receive an investment advisory fee from each of the BMO Funds that serve as underlying funds.

Contractual Expense Limitation—The Adviser has contractually agreed to waive or reduce fees and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of a Fund’s business) from exceeding the levels set out in the table below through December 31, 2017. This agreement may not be terminated prior to December 31, 2017 without the consent of the Funds’ Board of Directors, unless terminated due to the termination of the investment advisory agreement. Additionally, the agreement does not provide for recoupment by the Adviser of waived fees or reimbursed expenses.

51

Notes to Financial Statements (continued)

	Annualized Contractual Expense Limitation Exclusive of Acquired Fund Fees and Expenses					Annualized Contractual Expense Limitation Inclusive of Acquired Fund Fees and Expenses per the Funds’ Prospectus Dated December 29, 2015
Fund	Investor Class	Institutional Class		Retirement Class R-3	Retirement Class R-6(1)	Investor Class	Institutional Class		Retirement Class R-3	Retirement Class R-6(1)
In-Retirement Fund	0.33%	0.08	%(2)	0.58%	(0.07)%	0.86%	0.60	%(2)	1.10%	0.45%
2015 Fund	0.33	0.08	(2)	0.58	(0.07)	0.88	0.63	(2)	1.13	0.48
2020 Fund	0.33	0.08	(2)	0.58	(0.07)	0.91	0.66	(2)	1.16	0.51
2025 Fund	0.33	0.08	(2)	0.58	(0.07)	0.93	0.68	(2)	1.18	0.53
2030 Fund	0.37	0.12	(2)	0.62	(0.03)	0.99	0.74	(2)	1.24	0.59
2035 Fund	0.37	0.12	(2)	0.62	(0.03)	1.00	0.75	(2)	1.25	0.60
2040 Fund	0.36	0.11	(2)	0.61	(0.04)	1.01	0.76	(2)	1.26	0.61
2045 Fund	0.36	0.11	(2)	0.61	(0.04)	1.00	0.75	(2)	1.25	0.60
2050 Fund	0.36	0.11	(2)	0.61	(0.04)	1.00	0.75	(2)	1.25	0.60
2055 Fund	0.36	0.11	(2)	0.61	(0.04)	1.00	0.75	(2)	1.25	0.60
Conservative Allocation Fund	0.33	0.08		0.58	(0.07)	0.89	0.64		1.14	0.49
Moderate Allocation Fund	0.30	0.05		0.55	(0.10)	0.89	0.64		1.14	0.49
Balanced Allocation Fund	0.33	0.08		0.58	(0.07)	0.95	0.70		1.20	0.55
Growth Allocation Fund	0.30	0.05		0.55	(0.10)	0.95	0.70		1.20	0.55
Aggressive Allocation Fund	0.33	0.08		0.58	(0.07)	0.99	0.74		1.24	0.59

(1)	As a result of reimbursing expenses including acquired fund expenses, the Adviser reimbursed amounts in excess of the respective share classes operating expenses. The aggregate excess reimbursement is accounted for as “Excess expense reimbursement from investment adviser” on the Statements of Operations.
(2)	Effective through August 1, 2016 (termination of Institutional class of shares).

Shareholder Servicing Fees—Under the terms of a Shareholder Services Agreement with the Adviser, each Fund pays the Adviser at the annual rate of 0.25% of average daily net assets of the Fund’s Investor Class shares for the period. The fee paid to the Adviser is used to finance certain services for shareholders and to maintain shareholder accounts.

Distribution Services Fees—The Funds are subject to a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan authorizes payments by the Fund to finance activities intended to result in the sale of its Retirement Class R-3 shares. The Plan provides that the Fund may incur distribution expenses of 0.50% of the average daily net assets of the Fund’s Retirement Class R-3 shares.

Administration Fees—Each Fund pays the Adviser at the annual rate of 0.15% of average daily net assets per class (except the Retirement class R-6, which does not pay an Administration Fee).

For the year ended August 31, 2016, the Funds were charged the following Administration Fees per class:

Fund	Investor Class	Institutional Class		Retirement Class R-3
In-Retirement Fund	$5,952	$389	(1)	$2,423
2015 Fund	867	150	(1)	244
2020 Fund	30,063	5,135	(1)	18,655
2025 Fund	1,728	773	(1)	1,674
2030 Fund	31,603	3,772	(1)	15,865
2035 Fund	1,229	100	(1)	812
2040 Fund	19,396	3,248	(1)	8,763
2045 Fund	1,604	161	(1)	742
2050 Fund	14,915	2,934	(1)	6,928
2055 Fund	1,190	270	(1)	610
Conservative Allocations Fund	31,367	43,023		10,800
Moderate Allocation Fund	26,197	22,867		25,012
Balanced Allocation Fund	201,701	119,669		54,080
Growth Allocation Fund	50,896	20,452		41,818
Aggressive Allocation Fund	99,844	43,681		31,640

(1)	Reflects operations for the period from September 1, 2015, to August 1, 2016 (termination of Institutional class of shares).

Custodian Fees—BMO Harris Bank N.A. (“BMO Harris”) is the Funds’ custodian. BMO Harris receives fees based on 0.0050% on the first $10 billion average daily net assets, based on the collective net assets of the Corporation custodied by BMO Harris, and 0.0025% on all assets in excess of $10 billion.

Investments in Affiliated Issuers—An affiliated issuer is an entity in which the Fund has ownership of at least 5% of the voting securities or any investment in the BMO Funds. Issuers that are affiliates of the Fund at period-end are noted in the Fund’s Schedule of Investments. Additional security purchases and the reduction of certain securities shares outstanding of existing portfolio holdings that were not considered affiliated in prior years may result in the Funds owning in excess of 5% of the outstanding shares at period-end. The table below reflects transactions during the period with entities that are affiliates as of August 31, 2016.

52

BMO Funds

Fund/Security Description	Value, Beginning of Period	Purchases	Sales Proceeds	Value, End of Period	Dividends Credited to Income	Net Realized Gain(Loss)
In-Retirement Fund
BMO Low Volatility Equity Fund	$559,319	$159,254	$177,020	$580,470	$7,779	$17,363
BMO Dividend Income Fund	532,321	77,977	214,172	409,818	10,734	57,949
BMO Large-Cap Value Fund	672,975	204,906	236,417	602,411	11,034	68,809
BMO Large-Cap Growth Fund	—	246,358	6,680	253,944	—	313
BMO Mid-Cap Value Fund	351,756	80,105	154,404	260,074	3,259	67,355
BMO Mid-Cap Growth Fund	303,635	46,682	194,657	107,588	—	100,476
BMO Small-Cap Growth Fund	164,171	23,237	107,936	64,374	—	52,847
BMO Disciplined International Equity Fund	—	503,267	80,088	428,589	—	(2,749)
BMO Pyrford International Stock Fund	696,510	133,196	282,355	571,074	14,292	25,722
BMO LGM Emerging Markets Equity Fund	427,272	40,561	238,420	258,938	4,383	(28,421)
BMO Alternative Strategies Fund	—	1,714,363	213,577	1,504,017	1,049	7,567
BMO TCH Core Plus Bond Fund	5,653,389	823,423	2,587,112	4,014,368	140,290	(96,969)
BMO Monegy High Yield Bond Fund	367,353	118,749	99,618	389,865	18,064	(10,049)
BMO Prime Money Market Fund	366,785	6,873,603	7,240,388	—	441	—
BMO Institutional Prime Money Market Fund	—	1,872,943	1,663,428	209,515	206	—
BMO LGM Frontier Markets Equity Fund	112,594	1,754	—	123,684	1,754	—

Totals	$10,208,080	$12,920,378	$13,496,272	$9,778,729	$213,285	$260,213

2015 Fund
BMO Low Volatility Equity Fund	$149,930	$62,402	$63,010	$162,273	$2,210	$1,843
BMO Dividend Income Fund	118,893	23,948	58,679	86,958	2,386	(179)
BMO Large-Cap Value Fund	201,412	67,228	82,164	173,384	3,339	7,498
BMO Large-Cap Growth Fund	—	90,333	5,037	90,149	—	249
BMO Mid-Cap Value Fund	124,576	27,842	61,346	86,632	1,065	410
BMO Mid-Cap Growth Fund	108,046	22,136	81,631	31,775	—	(9,195)
BMO Small-Cap Growth Fund	67,851	12,150	46,027	27,154	—	(5,606)
BMO Disciplined International Equity Fund	—	142,805	21,459	123,046	—	(1,198)
BMO Pyrford International Stock Fund	196,526	42,067	84,344	158,684	4,258	(7,343)
BMO LGM Emerging Markets Equity Fund	133,737	27,507	84,456	87,301	1,335	(11,211)
BMO Alternative Strategies Fund	—	369,200	62,592	306,504	225	445
BMO TCH Core Plus Bond Fund	977,259	184,212	503,645	677,799	25,025	(23,282)
BMO Monegy High Yield Bond Fund	59,146	19,592	18,982	59,848	2,845	(2,161)
BMO Prime Money Market Fund	78,523	1,877,611	1,956,134	—	111	—
BMO Institutional Prime Money Market Fund	—	256,727	210,503	46,224	44	—
BMO LGM Frontier Markets Equity Fund	28,865	450	—	31,708	450	—

Totals	$2,244,764	$3,226,210	$3,340,009	$2,149,439	$43,293	$(49,730)

2020 Fund
BMO Low Volatility Equity Fund	$3,204,039	$980,159	$514,833	$3,894,115	$45,386	$93,863
BMO Dividend Income Fund	2,140,209	221,777	751,092	1,670,025	45,154	222,184
BMO Large-Cap Value Fund	4,341,166	925,647	882,652	4,126,073	74,147	359,424
BMO Large-Cap Growth Fund	—	2,416,377	99,783	2,404,456	—	3,134
BMO Mid-Cap Value Fund	2,735,058	401,856	773,525	2,281,189	27,779	291,921
BMO Mid-Cap Growth Fund	2,525,223	633,988	1,106,362	1,670,663	—	292,900
BMO Small-Cap Growth Fund	1,701,108	421,540	1,057,480	932,505	—	209,860
BMO Disciplined International Equity Fund	—	3,064,139	72,658	2,972,794	—	(2,870)
BMO Pyrford International Stock Fund	4,265,286	1,034,190	1,298,668	4,125,091	96,570	(24,093)
BMO LGM Emerging Markets Equity Fund	3,249,594	229,388	1,280,578	2,631,395	32,598	(54,370)
BMO Alternative Strategies Fund	—	6,104,535	290,115	5,838,880	3,715	35,010
BMO TCH Core Plus Bond Fund	14,372,788	2,533,013	7,327,224	9,971,443	375,394	(197,196)
BMO Monegy High Yield Bond Fund	887,984	66,146	106,910	852,539	44,696	(10,555)
BMO Prime Money Market Fund	965,999	17,474,076	18,440,075	—	1,348	—
BMO Institutional Prime Money Market Fund	—	6,323,968	5,403,595	920,373	799	—
BMO LGM Frontier Markets Equity Fund	645,853	10,059	—	709,471	10,059	—

Totals	$41,034,307	$42,840,858	$39,405,550	$45,001,012	$757,645	$1,219,212

53

Notes to Financial Statements (continued)

Fund/Security Description	Value, Beginning of Period	Purchases	Sales Proceeds	Value, End of Period	Dividends Credited to Income	Net Realized Gain(Loss)
2025 Fund
BMO Low Volatility Equity Fund	$883,175	$91,917	$95,448	$945,739	$12,734	$18,091
BMO Dividend Income Fund	503,822	33,309	151,084	399,892	10,382	10,732
BMO Large-Cap Value Fund	1,480,397	281,835	179,138	1,487,538	26,728	116,814
BMO Large-Cap Growth Fund	—	758,766	—	784,992	—	—
BMO Mid-Cap Value Fund	982,075	161,387	229,735	888,016	10,103	40,174
BMO Mid-Cap Growth Fund	914,450	240,631	146,865	854,792	—	73,748
BMO Small-Cap Growth Fund	718,213	189,723	296,947	549,784	—	(38,560)
BMO Disciplined International Equity Fund	—	866,723	27,937	832,761	—	(1,629)
BMO Pyrford International Stock Fund	1,482,521	168,815	245,192	1,452,719	34,174	(31,486)
BMO LGM Emerging Markets Equity Fund	1,188,403	122,313	352,457	1,114,286	13,320	(49,522)
BMO Alternative Strategies Fund	—	1,777,179	74,767	1,711,494	1,062	9,678
BMO TCH Core Plus Bond Fund	3,307,937	725,623	1,758,283	2,369,198	87,118	(55,699)
BMO Monegy High Yield Bond Fund	211,364	26,693	24,113	215,684	11,378	(2,942)
BMO Prime Money Market Fund	440,254	4,300,922	4,741,176	—	668	—
BMO Institutional Prime Money Market Fund	—	2,778,397	2,470,774	307,623	330	—
BMO LGM Frontier Markets Equity Fund	213,270	13,450	—	245,304	3,322	—

Totals	$12,325,881	$12,537,683	$10,793,916	$14,159,822	$211,319	$89,399

2030 Fund
BMO Low Volatility Equity Fund	$3,386,413	$597,167	$621,350	$3,606,619	$48,012	$94,610
BMO Dividend Income Fund	1,847,849	176,533	633,332	1,432,917	37,811	185,688
BMO Large-Cap Value Fund	5,635,981	1,325,317	929,487	5,680,775	98,724	466,242
BMO Large-Cap Growth Fund	—	2,730,948	46,970	2,764,666	—	2,227
BMO Mid-Cap Value Fund	3,671,221	630,801	877,058	3,327,772	36,202	247,589
BMO Mid-Cap Growth Fund	3,347,520	1,013,372	488,128	3,302,450	—	358,653
BMO Small-Cap Growth Fund	2,585,923	1,020,268	1,179,576	2,172,315	—	65,018
BMO Disciplined International Equity Fund	—	3,078,561	81,540	2,967,999	—	(4,021)
BMO Pyrford International Stock Fund	5,316,729	1,156,913	1,126,525	5,515,582	125,334	(94,394)
BMO LGM Emerging Markets Equity Fund	4,346,997	473,271	1,264,526	4,117,478	48,285	(160,046)
BMO Alternative Strategies Fund	—	5,503,887	191,832	5,342,402	3,117	30,162
BMO TCH Core Plus Bond Fund	8,126,493	1,699,067	4,773,239	5,259,167	201,775	(120,954)
BMO Monegy High Yield Bond Fund	513,438	132,024	131,380	516,256	22,461	(11,015)
BMO Prime Money Market Fund	1,040,488	18,388,696	19,429,184	—	1,464	—
BMO Institutional Prime Money Market Fund	—	6,545,190	5,513,377	1,031,813	936	—
BMO LGM Frontier Markets Equity Fund	1,011,963	15,762	—	1,111,642	15,761	—

Totals	$40,831,015	$44,487,777	$37,287,504	$48,149,853	$639,882	$1,059,759

2035 Fund
BMO Low Volatility Equity Fund	$1,068,005	$218,565	$177,195	$1,192,092	$15,724	$24,529
BMO Dividend Income Fund	608,260	52,665	205,564	470,318	11,923	7,070
BMO Large-Cap Value Fund	1,814,616	378,536	238,268	1,844,270	31,918	154,834
BMO Large-Cap Growth Fund	—	874,056	5,288	906,140	—	34
BMO Mid-Cap Value Fund	1,168,573	231,687	244,998	1,125,338	12,237	70,189
BMO Mid-Cap Growth Fund	1,108,128	327,132	166,317	1,084,788	—	114,968
BMO Small-Cap Growth Fund	828,294	326,657	358,818	714,664	—	(22,713)
BMO Disciplined International Equity Fund	—	1,036,113	60,819	972,060	—	(2,845)
BMO Pyrford International Stock Fund	1,729,373	325,896	280,280	1,842,225	39,899	(29,040)
BMO LGM Emerging Markets Equity Fund	1,399,299	207,223	403,590	1,387,337	15,890	(46,995)
BMO Alternative Strategies Fund	—	1,442,301	19,650	1,433,661	693	8,199
BMO TCH Core Plus Bond Fund	1,357,800	243,981	667,315	972,714	34,339	(17,581)
BMO Monegy High Yield Bond Fund	91,929	6,606	3,569	95,926	4,896	(351)
BMO Prime Money Market Fund	443,036	5,241,142	5,684,178	—	670	—
BMO Institutional Prime Money Market Fund	—	2,129,297	1,862,131	267,166	332	—
BMO LGM Frontier Markets Equity Fund	266,658	4,154	—	292,924	4,153	—

Totals	$11,883,971	$13,046,011	$10,377,980	$14,601,623	$172,674	$260,298

54

BMO Funds

Fund/Security Description	Value, Beginning of Period	Purchases	Sales Proceeds	Value, End of Period	Dividends Credited to Income	Net Realized Gain(Loss)
2040 Fund
BMO Low Volatility Equity Fund	$2,533,109	$417,384	$485,936	$2,647,740	$36,970	$68,789
BMO Dividend Income Fund	1,385,086	112,406	612,427	925,693	24,428	168,849
BMO Large-Cap Value Fund	4,304,237	835,170	760,991	4,113,828	72,667	365,345
BMO Large-Cap Growth Fund	—	1,996,382	38,385	2,020,064	—	1,904
BMO Mid-Cap Value Fund	2,712,893	484,241	712,367	2,418,265	26,278	195,324
BMO Mid-Cap Growth Fund	2,553,941	732,185	572,511	2,302,051	—	253,063
BMO Small-Cap Growth Fund	1,900,739	541,677	672,771	1,590,888	—	59,633
BMO Disciplined International Equity Fund	—	2,244,128	99,599	2,115,782	—	(4,445)
BMO Pyrford International Stock Fund	3,862,162	673,311	661,820	3,996,309	92,231	(60,626)
BMO LGM Emerging Markets Equity Fund	3,238,017	370,784	977,843	3,024,209	36,869	(152,983)
BMO Alternative Strategies Fund	—	2,860,982	151,220	2,726,915	1,276	9,779
BMO TCH Core Plus Bond Fund	1,525,740	571,825	1,002,781	1,131,499	31,669	(22,907)
BMO Monegy High Yield Bond Fund	129,433	6,982	5,348	132,377	6,935	(351)
BMO Prime Money Market Fund	669,469	10,933,166	11,602,635	—	956	—
BMO Institutional Prime Money Market Fund	—	5,779,438	5,113,927	665,511	609	—
BMO LGM Frontier Markets Equity Fund	798,461	12,436	—	877,110	12,436	—

Totals	$25,613,287	$28,572,497	$23,470,561	$30,688,241	$343,324	$881,374

2045 Fund
BMO Low Volatility Equity Fund	$600,150	$169,829	$125,250	$690,023	$9,112	$12,981
BMO Dividend Income Fund	329,663	52,372	150,170	241,844	6,089	1,889
BMO Large-Cap Value Fund	1,023,726	333,649	215,357	1,080,830	17,850	78,275
BMO Large-Cap Growth Fund	—	545,715	25,992	532,019	—	183
BMO Mid-Cap Value Fund	647,725	167,268	183,345	617,634	6,526	35,477
BMO Mid-Cap Growth Fund	613,255	257,589	153,447	617,448	—	50,050
BMO Small-Cap Growth Fund	452,711	194,439	178,537	427,466	—	(4,906)
BMO Disciplined International Equity Fund	—	584,045	24,540	550,160	—	(1,237)
BMO Pyrford International Stock Fund	932,013	246,248	154,912	1,061,005	22,343	(13,118)
BMO LGM Emerging Markets Equity Fund	768,577	193,977	246,993	828,201	8,875	(19,668)
BMO Alternative Strategies Fund	—	650,682	53,425	600,880	301	2,848
BMO TCH Core Plus Bond Fund	362,869	151,713	215,243	309,465	7,931	(4,927)
BMO Monegy High Yield Bond Fund	31,155	4,730	1,873	34,385	1,707	(200)
BMO Prime Money Market Fund	303,712	3,322,130	3,625,842	—	363	—
BMO Institutional Prime Money Market Fund	—	2,110,319	2,011,302	99,017	172	—
BMO LGM Frontier Markets Equity Fund	148,983	29,354	—	193,869	2,564	—

Totals	$6,214,539	$9,014,059	$7,366,228	$7,884,246	$83,833	$137,647

2050 Fund
BMO Low Volatility Equity Fund	$1,572,621	$382,096	$266,448	$1,811,702	$24,243	$41,562
BMO Dividend Income Fund	871,870	108,328	380,578	628,092	15,945	79,033
BMO Large-Cap Value Fund	2,701,317	790,463	473,728	2,858,333	47,473	214,522
BMO Large-Cap Growth Fund	—	1,394,810	47,928	1,393,578	—	1,371
BMO Mid-Cap Value Fund	1,708,869	363,247	399,932	1,640,813	16,957	116,035
BMO Mid-Cap Growth Fund	1,614,662	608,235	338,042	1,628,217	—	150,796
BMO Small-Cap Growth Fund	1,195,538	470,563	433,730	1,130,758	—	20,506
BMO Disciplined International Equity Fund	—	1,526,773	73,533	1,435,322	—	(3,296)
BMO Pyrford International Stock Fund	2,456,216	553,569	311,327	2,795,127	58,782	(30,596)
BMO LGM Emerging Markets Equity Fund	2,013,302	569,927	696,155	2,185,440	23,597	(83,596)
BMO Alternative Strategies Fund	—	1,651,923	101,234	1,560,871	807	8,066
BMO TCH Core Plus Bond Fund	923,822	409,066	546,537	814,035	22,430	(14,715)
BMO Monegy High Yield Bond Fund	81,506	12,328	4,931	89,806	4,442	(685)
BMO Prime Money Market Fund	636,169	8,576,357	9,212,526	—	677	—
BMO Institutional Prime Money Market Fund	—	3,264,139	2,811,186	452,953	407	—
BMO LGM Frontier Markets Equity Fund	469,178	7,307	—	515,392	7,308	—

Totals	$16,245,070	$20,689,131	$16,097,815	$20,940,439	$223,068	$499,003

55

Notes to Financial Statements (continued)

Fund/Security Description	Value, Beginning of Period	Purchases	Sales Proceeds	Value, End of Period	Dividends Credited to Income	Net Realized Gain(Loss)
2055 Fund
BMO Low Volatility Equity Fund	$176,097	$180,630	$67,202	$308,889	$3,280	$4,778
BMO Dividend Income Fund	96,842	58,707	51,428	108,770	2,201	926
BMO Large-Cap Value Fund	300,194	320,011	117,854	489,994	6,388	20,252
BMO Large-Cap Growth Fund	—	257,946	27,060	237,840	—	162
BMO Mid-Cap Value Fund	181,234	163,245	66,942	279,791	2,291	9,604
BMO Mid-Cap Growth Fund	188,404	200,405	84,333	278,456	—	8,997
BMO Small-Cap Growth Fund	133,359	136,157	71,011	192,033	—	(5,328)
BMO Disciplined International Equity Fund	—	278,600	36,692	245,717	—	(1,491)
BMO Pyrford International Stock Fund	273,743	285,490	102,342	476,260	7,410	(7,383)
BMO LGM Emerging Markets Equity Fund	225,398	194,729	95,264	374,152	2,972	(4,862)
BMO Alternative Strategies Fund	—	298,116	28,093	272,392	102	1,107
BMO TCH Core Plus Bond Fund	78,215	101,777	43,864	140,717	2,627	(1,048)
BMO Monegy High Yield Bond Fund	9,193	7,327	1,639	15,183	621	(173)
BMO Prime Money Market Fund	117,595	2,684,620	2,802,215	—	156	—
BMO Institutional Prime Money Market Fund	—	1,976,425	1,898,881	77,544	104	—
BMO LGM Frontier Markets Equity Fund	39,414	34,499	—	79,727	854	—

Totals	$1,819,688	$7,178,684	$5,494,820	$3,577,465	$29,006	$25,541

Conservative Allocation Fund
BMO Low Volatility Equity Fund	$1,084,588	$622,011	$129,331	$1,649,803	$15,413	$34,656
BMO Dividend Income Fund	1,082,398	90,695	300,755	901,806	23,824	76,368
BMO Large-Cap Value Fund	1,713,288	913,016	216,537	2,311,142	29,935	163,212
BMO Large-Cap Growth Fund	1,846,140	932,618	420,271	2,283,819	5,735	244,301
BMO Mid-Cap Value Fund	1,406,668	174,035	821,667	705,290	13,580	137,726
BMO Mid-Cap Growth Fund	1,235,616	363,417	678,263	697,653	—	67,775
BMO Small-Cap Value Fund	309,478	75,579	24,596	373,564	—	9,690
BMO Small-Cap Growth Fund	1,363,464	266,646	803,795	715,216	—	20,406
BMO Disciplined International Equity Fund	—	1,810,522	394,984	1,351,407	—	(22,602)
BMO Pyrford International Stock Fund	1,963,073	111,327	769,654	1,377,606	41,470	7,438
BMO LGM Emerging Markets Equity Fund	1,466,423	125,067	676,047	1,114,343	16,014	(36,309)
BMO Alternative Strategies Fund	7,189,800	8,410,695	702,427	14,933,112	9,025	100,738
BMO TCH Core Plus Bond Fund	50,478,391	3,326,426	9,477,246	46,045,431	1,537,549	(430,584)
BMO Monegy High Yield Bond Fund	3,980,152	1,624,029	377,080	5,278,673	214,283	(30,063)
BMO Prime Money Market Fund	1,647,374	11,686,776	13,334,150	—	3,043	—
BMO Institutional Prime Money Market Fund	—	14,212,047	12,751,589	1,460,458	2,255	—

Totals	$76,766,853	$44,744,906	$41,878,392	$81,199,323	$1,912,126	$342,752

Moderate Allocation Fund
BMO Low Volatility Equity Fund	$2,250,337	$1,413,753	$485,421	$3,323,441	$31,405	$59,966
BMO Dividend Income Fund	2,254,699	308,880	831,247	1,790,411	48,476	112,747
BMO Large-Cap Value Fund	3,531,882	2,110,427	848,124	4,591,399	62,158	251,350
BMO Large-Cap Growth Fund	3,851,869	2,139,300	1,237,400	4,598,834	11,790	470,150
BMO Mid-Cap Value Fund	2,932,626	509,229	1,944,323	1,400,992	28,391	241,375
BMO Mid-Cap Growth Fund	2,565,572	769,770	1,485,080	1,410,661	—	123,652
BMO Small-Cap Value Fund	617,194	227,689	110,728	763,813	—	14,681
BMO Small-Cap Growth Fund	2,802,097	807,601	1,960,365	1,410,154	—	(24,920)
BMO Disciplined International Equity Fund	—	4,082,028	1,209,903	2,744,262	—	(59,495)
BMO Pyrford International Stock Fund	4,107,820	244,931	1,767,950	2,725,365	87,547	(56,156)
BMO LGM Emerging Markets Equity Fund	3,025,977	254,263	1,434,407	2,237,288	32,663	(100,617)
BMO Alternative Strategies Fund	5,522,600	7,809,608	1,617,675	11,665,276	9,177	63,806
BMO TCH Core Plus Bond Fund	38,047,573	6,450,746	12,630,666	33,000,431	1,086,434	(569,334)
BMO Monegy High Yield Bond Fund	2,971,865	1,209,383	402,589	3,805,157	157,378	(43,087)
BMO Prime Money Market Fund	1,792,804	20,586,386	22,379,190	—	3,180	—
BMO Institutional Prime Money Market Fund	—	15,616,492	14,759,453	857,039	1,951	—

Totals	$76,274,915	$64,540,486	$65,104,521	$76,324,523	$1,560,550	$484,118

56

BMO Funds

Fund/Security Description	Value, Beginning of Period	Purchases	Sales Proceeds	Value, End of Period	Dividends Credited to Income	Net Realized Gain(Loss)
Balanced Allocation Fund
BMO Low Volatility Equity Fund	$11,684,285	$6,717,594	$2,307,502	$16,850,514	$163,088	$504,196
BMO Dividend Income Fund	11,665,936	1,045,925	3,774,110	9,203,550	250,618	923,387
BMO Large-Cap Value Fund	18,330,481	10,286,588	3,917,761	23,587,286	318,946	1,563,887
BMO Large-Cap Growth Fund	19,852,259	9,471,765	5,091,074	23,390,443	60,984	2,634,147
BMO Mid-Cap Value Fund	14,988,454	1,509,469	8,666,922	7,207,920	144,817	2,190,044
BMO Mid-Cap Growth Fund	13,252,263	2,603,194	6,260,621	7,137,793	—	1,308,635
BMO Small-Cap Value Fund	3,373,049	983,920	634,755	3,851,980	—	60,996
BMO Small-Cap Growth Fund	14,679,978	2,410,213	8,451,589	7,290,452	—	356,820
BMO Disciplined International Equity Fund	—	19,744,814	5,180,266	13,965,369	—	(285,257)
BMO Pyrford International Stock Fund	21,005,631	860,012	8,756,654	13,826,724	446,132	(46,949)
BMO LGM Emerging Markets Equity Fund	15,679,321	666,225	7,032,743	11,356,752	163,602	(451,964)
BMO Alternative Strategies Fund	17,714,000	20,121,301	4,802,364	32,848,915	28,538	249,041
BMO TCH Core Plus Bond Fund	73,392,349	16,569,727	22,748,604	69,635,028	2,098,692	(592,971)
BMO Monegy High Yield Bond Fund	5,905,033	2,920,542	855,297	8,029,933	314,387	(92,181)
BMO Prime Money Market Fund	6,132,819	68,228,640	74,361,459	—	12,487	—
BMO Institutional Prime Money Market Fund	—	39,374,152	34,709,665	4,664,487	5,377	—

Totals	$247,655,858	$203,514,081	$197,551,386	$252,847,146	$4,007,668	$8,321,831

Growth Allocation Fund
BMO Low Volatility Equity Fund	$4,629,963	$2,941,405	$1,122,614	$6,734,816	$63,813	$117,689
BMO Dividend Income Fund	4,593,963	550,189	1,565,741	3,679,363	98,303	176,958
BMO Large-Cap Value Fund	7,243,404	4,044,874	1,395,760	9,456,501	125,469	581,658
BMO Large-Cap Growth Fund	7,965,505	3,933,817	2,210,963	9,360,825	23,753	978,891
BMO Mid-Cap Value Fund	5,932,435	644,819	3,431,384	2,908,515	56,568	353,902
BMO Mid-Cap Growth Fund	5,191,593	1,224,144	2,615,736	2,862,348	—	195,901
BMO Small-Cap Value Fund	1,324,247	392,218	251,624	1,521,706	—	29,386
BMO Small-Cap Growth Fund	5,707,117	1,136,557	3,406,457	2,905,386	—	(150,250)
BMO Disciplined International Equity Fund	—	7,872,663	1,966,467	5,623,815	—	(117,950)
BMO Pyrford International Stock Fund	8,305,854	321,787	3,281,978	5,604,413	176,396	(206,921)
BMO LGM Emerging Markets Equity Fund	6,101,023	598,594	2,900,682	4,545,433	66,669	(257,647)
BMO Alternative Strategies Fund	3,751,200	6,683,996	2,455,466	7,884,284	7,969	17,886
BMO TCH Core Plus Bond Fund	6,305,288	5,308,654	3,526,807	8,307,751	149,963	(38,004)
BMO Monegy High Yield Bond Fund	496,931	510,256	51,202	964,705	27,967	(5,985)
BMO Prime Money Market Fund	1,633,049	20,042,027	21,675,076	—	3,573	—
BMO Institutional Prime Money Market Fund	—	14,186,131	12,825,139	1,360,992	1,360	—

Totals	$69,181,572	$70,392,131	$64,683,096	$73,720,853	$801,803	$1,675,514

Aggressive Allocation Fund
BMO Low Volatility Equity Fund	$8,820,381	$5,567,372	$2,186,420	$12,740,611	$121,309	$228,058
BMO Dividend Income Fund	8,805,913	921,417	2,960,646	6,956,287	184,826	269,879
BMO Large-Cap Value Fund	13,852,851	7,897,986	3,085,700	17,818,284	237,991	1,032,993
BMO Large-Cap Growth Fund	15,008,427	7,611,630	4,193,584	17,797,993	45,300	1,862,930
BMO Mid-Cap Value Fund	11,340,533	1,304,566	6,690,887	5,494,346	106,667	1,904,756
BMO Mid-Cap Growth Fund	10,000,148	2,333,367	5,088,315	5,454,392	—	1,230,104
BMO Small-Cap Value Fund	2,518,151	953,441	680,993	2,896,681	—	30,967
BMO Small-Cap Growth Fund	11,092,490	2,404,938	6,952,639	5,559,132	—	1,212,162
BMO Disciplined International Equity Fund	—	14,833,103	3,714,999	10,633,022	—	(189,666)
BMO Pyrford International Stock Fund	15,874,998	666,570	6,419,474	10,624,201	336,382	(283,056)
BMO LGM Emerging Markets Equity Fund	11,850,613	523,362	5,097,740	8,700,946	126,950	(393,937)
BMO Alternative Strategies Fund	—	4,619,872	109,693	4,604,710	—	921
BMO Prime Money Market Fund	2,652,702	34,556,253	37,208,955	—	6,033	—
BMO Institutional Prime Money Market Fund	—	18,132,291	15,998,283	2,134,008	2,640	—

Totals	$111,817,207	$102,326,168	$100,388,328	$111,414,613	$1,168,098	$6,906,111

Interfund Borrowing and Lending—The Funds participate in an interfund lending program. This program allows the Funds to lend cash to and/or borrow cash from other Funds for temporary purposes. The program is subject to a number of conditions, including the requirement that the interfund loan rate to be charged to the Funds under the program is (i) more favorable to the lending Fund than the rate it could otherwise obtain from investing cash in repurchase agreements or purchasing shares of BMO Prime Money Market Fund or BMO Government Money Market Fund and (ii) more favorable to the borrowing Fund than the lowest interest rate at which bank short-term loans would be available to the Funds. In addition, a Fund may participate in the program only if its participation is consistent with the Fund’s investment policies and limitations. The Directors are responsible for the oversight of the interfund lending program. No interfund borrowing or lending balances existed as of August 31, 2016.

57

Notes to Financial Statements (continued)

Funds utilizing the Interfund lending program, borrowing solely from the BMO Prime Money Market Fund during the period ended August 31, 2016, were as follows:

Fund	Average Daily Loan Balance Outstanding	Weighted Average Interest Rate
In-Retirement Fund	$1,862	0.712%
2015 Fund	2,054	0.776
2020 Fund	10,976	0.841
2025 Fund	1,481	0.855
2030 Fund	8,989	0.855
2035 Fund	148	0.853
2040 Fund	4,632	0.854
2045 Fund	6,344	1.290
2050 Fund	7,315	1.105
2055 Fund	6,988	1.195
Aggressive Allocation Fund	5,210	0.850
Moderate Allocation Fund	8,763	0.853
Balanced Allocation Fund	21,206	0.845

General—Certain of the Officers and Directors of the Corporation are also Officers and Directors/Trustees of one or more of the above companies, which are affiliates of the Corporation. None of the Fund Officers or interested Directors receives any compensation from the Funds.

6.	Line of Credit

Through January 14, 2016, the Corporation, on behalf of the respective Funds, participated in a $25 million unsecured, committed revolving line of credit (“LOC”) agreement with State Street Bank and Trust Company. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings were charged interest at a rate of 1.25% per annum over the greater of the Federal Funds rate or the London Interbank Offered Rate (“LIBOR”) and included a commitment fee of 0.15% per annum on the daily unused portion and an administrative fee of 0.025% per annum on the entire LOC. Effective January 15, 2016, the Corporation, on behalf of the respective Funds, entered into $25 million unsecured, committed revolving LOC agreement with UMB Bank, n.a. Borrowings are charged interest at a rate of LIBOR plus 1.25% and a commitment fee of 0.20% per annum on the daily unused portion with no administrative fee. No borrowings were outstanding under the LOC at August 31, 2016. The Funds did not utilize either LOC during the period ended August 31, 2016.

7.	Investment Transactions

Purchases and sales of investments, excluding short-term U.S. government securities, short-term obligations, and in-kind contributions, for the period ended August 31, 2016 were as follows:

	Other than U.S. Government Securities		U.S. Government Securities
Fund	Purchases	Sales	Purchases	Sales
In-Retirement Fund	$9,243,594	$11,708,877	$—	$—
2015 Fund	2,234,102	2,876,126	—	—
2020 Fund	35,023,095	38,459,558	—	—
2025 Fund	10,491,574	9,866,249	—	—
2030 Fund	34,645,447	32,114,529	—	—
2035 Fund	10,195,142	8,564,562	—	—
2040 Fund	21,787,131	19,681,889	—	—
2045 Fund	6,871,259	4,892,545	—	—
2050 Fund	16,979,276	12,137,245	—	—
2055 Fund	5,270,012	2,160,381	—	—
Conservative Allocation Fund	43,896,762	49,664,484	—	—
Moderate Allocation Fund	55,161,804	71,307,150	—	—
Balanced Allocation Fund	161,967,782	218,556,957	—	—
Growth Allocation Fund	55,079,171	69,383,164	—	—
Aggressive Allocation Fund	74,480,027	105,816,239	—	—

8.	Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatment of wash sales.

To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts, on the Statement of Assets and Liabilities, based on their Federal tax basis treatment; temporary differences do not require reclassification and had no impact on the net asset value of the Funds.

58

BMO Funds

The Funds complied with FASB interpretation Accounting for Uncertainty in Income Taxes which provides guidance for how uncertain tax provisions should be recognized, measured, presented and disclosed in the financial statements. Accounting for Uncertainty in Income Taxes requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not,” (i.e., greater than 50 percent) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax benefit or expense in the current year.

Accounting for Uncertainty in Income Taxes requires management of the Funds to analyze all open tax years, as defined by the statutes of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for exam by the taxing authorities (i.e., the last four tax years and the interim tax period since then). The Funds, have no examinations in progress. For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Funds reviewed all tax positions taken or expected to be taken in the preparation of the Funds’ tax returns and concluded that Accounting for Uncertainty in Income Taxes resulted in no effect on the Funds’ reported net assets or results of operations as of and during the period ended August 31, 2016. Management of the Funds also is not aware of any tax positions for which it is reasonably possible that the total amounts of recognized tax benefits will significantly change in the next twelve months.

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable in part to the tax deferral of losses on wash sales.

Fund	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation for Federal Tax Purposes	Gross Unrealized (Depreciation) for Federal Tax Purposes	Net Unrealized Appreciation (Depreciation) for Federal Tax Purposes
In-Retirement Fund	$19,092,528	$2,654,861	$(218,545)	$2,436,316
2015 Fund	4,553,273	103,765	(98,325)	5,440
2020 Fund	76,985,712	17,049,878	(994,799)	16,055,079
2025 Fund	30,939,423	715,748	(1,054,565)	(338,817)
2030 Fund	84,358,232	20,276,429	(1,584,953)	18,691,476
2035 Fund	31,597,918	801,969	(1,175,086)	(373,117)
2040 Fund	52,185,461	14,985,836	(958,114)	14,027,722
2045 Fund	17,309,627	415,576	(636,677)	(221,101)
2050 Fund	37,890,548	8,169,506	(914,652)	7,254,854
2055 Fund	7,685,036	274,656	(239,015)	35,641
Conservative Allocation Fund	131,356,285	12,762,193	(1,292,876)	11,469,317
Moderate Allocation Fund	121,169,559	18,623,781	(1,503,989)	17,119,792
Balanced Allocation Fund	377,359,356	96,395,353	(5,555,975)	90,839,378
Growth Allocation Fund	109,110,217	32,722,998	(1,782,935)	30,940,063
Aggressive Allocation Fund	156,796,480	62,921,392	(1,147,152)	61,774,240

The tax character of distributions reported on the Statement of Changes in Net Assets for the years ended August 31, 2016 and August 31, 2015 were as follows:

	2016		2015
Fund	Ordinary Income(1)	Long-Term Capital Gains	Ordinary Income(1)	Long-Term Capital Gains
In-Retirement Fund	$607,266	$1,497,614	$920,536	$1,258,215
2015 Fund	130,709	45,046	38,413	428
2020 Fund	2,458,238	5,197,602	2,879,598	2,699,335
2025 Fund	590,795	248,669	142,313	1,794
2030 Fund	2,098,312	3,990,322	2,387,859	2,107,177
2035 Fund	547,096	80,275	69,366	2,463
2040 Fund	1,223,268	3,715,337	1,603,878	1,351,612
2045 Fund	260,096	41,095	25,677	2,093
2050 Fund	671,827	1,380,429	881,509	720,139
2055 Fund	74,229	28,353	17,467	1,351
Conservative Allocation Fund	3,815,950	2,777,464	2,754,573	1,211,440
Moderate Allocation Fund	3,459,012	4,865,588	2,924,437	834,575
Balanced Allocation Fund	10,349,085	34,072,578	11,258,227	3,026,489
Growth Allocation Fund	2,750,080	8,796,346	2,621,083	329,073
Aggressive Allocation Fund	4,154,898	14,983,574	3,503,157	468,344

(1)	For tax purposes, short-term capital gain distributions are considered ordinary income.

59

Notes to Financial Statements (continued)

As of August 31, 2016, the components of distributable earnings on a tax basis are as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)
In-Retirement Fund	$262,415	$732,307	$—	$2,436,316
2015 Fund	49,563	—	(80,124)	5,440
2020 Fund	820,511	3,013,001	—	16,055,079
2025 Fund	238,835	172,863	—	(338,817)
2030 Fund	562,149	2,421,844	(18,355)	18,691,476
2035 Fund	163,275	459,548	—	(373,117)
2040 Fund	258,534	1,715,692	—	14,027,722
2045 Fund	71,911	339,191	—	(221,101)
2050 Fund	163,919	1,104,040	—	7,254,854
2055 Fund	26,603	145,113	—	35,641
Conservative Allocation Fund	2,221,712	—	(89,345)	11,469,317
Moderate Allocation Fund	1,741,198	1,267,491	—	17,119,792
Balanced Allocation Fund	4,060,170	18,297,105	—	90,839,378
Growth Allocation Fund	622,699	4,175,591	—	30,940,063
Aggressive Allocation Fund	667,893	13,428,219	—	61,774,240

As of August 31, 2016, the following funds had post-October losses, which are deferred until fiscal year 2017 for tax purposes. Net capital losses incurred after October 31, and with the taxable year, are deemed to arise on the first day of the Fund’s net taxable year.

	Post-October Losses
Fund	Short-Term	Long-Term
2015 Fund	$18,107	$34,077
2030 Fund	18,355	—

As of August 31, 2016, the following funds had non-expiring capital loss carry forwards:

	Capital Loss Carry Forward
Fund	Short-Term	Long-Term
2015 Fund	$21,933	$6,007
Conservative Allocation Fund	—	89,345

9.	Shareholder Tax Information (Unaudited)

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the year ended August 31, 2016, the percentages that qualify for the dividend received deduction available to corporate shareholders were as follows:

In-Retirement Fund	7.07%
2015 Fund	6.64
2020 Fund	9.52
2025 Fund	9.52
2030 Fund	14.08
2035 Fund	12.67
2040 Fund	17.76
2045 Fund	15.81
2050 Fund	19.00
2055 Fund	17.49
Conservative Allocation Fund	3.57
Moderate Allocation Fund	7.91
Balanced Allocation Fund	13.92
Growth Allocation Fund	22.69
Aggressive Allocation Fund	28.15

60

BMO Funds

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the year ended August 31, 2016, the percentages that are designated as qualified dividend income were as follows:

In-Retirement Fund	22.34%
2015 Fund	27.06
2020 Fund	36.48
2025 Fund	41.13
2030 Fund	54.51
2035 Fund	51.94
2040 Fund	71.04
2045 Fund	61.33
2050 Fund	75.57
2055 Fund	73.27
Conservative Allocation Fund	10.90
Moderate Allocation Fund	23.85
Balanced Allocation Fund	41.25
Growth Allocation Fund	65.37
Aggressive Allocation Fund	81.04

For Federal tax purposes, the Funds designate a 20% rate gain distribution of long-term capital gain dividends, or the amounts determined to be necessary, for the year ended August 31 2016:

In-Retirement Fund	$1,497,614
2015 Fund	45,046
2020 Fund	5,197,602
2025 Fund	248,669
2030 Fund	3,990,322
2035 Fund	80,275
2040 Fund	3,715,337
2045 Fund	41,095
2050 Fund	1,380,429
2055 Fund	28,353
Conservative Allocation Fund	2,777,464
Moderate Allocation Fund	4,865,588
Balanced Allocation Fund	34,072,578
Growth Allocation Fund	8,796,346
Aggressive Allocation Fund	14,983,574

For Federal tax purposes, the Funds designate qualified short-term capital gain dividends, or the amounts determined to be necessary, for the year ended August 31 2016:

In-Retirement Fund	$23,501
2015 Fund	4,441
2020 Fund	346,275
2030 Fund	207,385
2035 Fund	21,134
2040 Fund	110,089
Conservative Allocation Fund	26,049
Balanced Allocation Fund	176,671
Growth Allocation Fund	92,866
Aggressive Allocation Fund	395,185

10.	Subsequent Events

Management of the Funds have evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that no subsequent events exist requiring recognition or disclosure in the financial statements.

61

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

BMO Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BMO In-Retirement Fund (formerly BMO Target Retirement 2010 Fund), BMO Target Retirement 2015 Fund, BMO Target Retirement 2020 Fund, BMO Target Retirement 2025 Fund, BMO Target Retirement 2030 Fund, BMO Target Retirement 2035 Fund, BMO Target Retirement 2040 Fund, BMO Target Retirement 2045 Fund, BMO Target Retirement 2050 Fund, BMO Target Retirement 2055 Fund, BMO Conservative Allocation Fund, BMO Moderate Allocation Fund, BMO Balanced Allocation Fund, BMO Growth Allocation Fund, and BMO Aggressive Allocation Fund (each a series of BMO Funds, Inc., collectively referred to as the Funds) as of August 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and transfer agents or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of August 31, 2016, the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Milwaukee, Wisconsin

October 25, 2016

62

Directors and Officers of the Fund (Unaudited)

The following tables provide information about each Director and Officer of the Funds as of August 31, 2016. The address of each Director is c/o BMO Funds, 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202. There are currently 45 separate portfolios or funds in the BMO Funds complex, of which 44 are registered as BMO Funds, Inc. and one is registered as BMO LGM Frontier Markets Equity Fund with the Securities and Exchange Commission. The Funds’ Statement of Additional Information includes additional information about the Directors and is available, without charge and upon request, by calling 1-800-236-FUND (3863).

INDEPENDENT DIRECTORS
Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Larry D. Armel Age: 74	Independent Director	Since September 2006	Retired; formerly, Chairman, Gold Bank Funds, from 2002 to 2005.	45	None
Ridge A. Braunschweig Age: 63	Independent Director	Since October 2009	President and Chief Executive Officer, CPL Industries, Inc. (a manufacturing holding company prior to May 2009 and a family office since May 2009), since January 2012; Executive Vice President and Chief Financial Officer, CPL Industries, Inc., from 2000 to 2012.	45	None
Benjamin M. Cutler Age: 71	Independent Director	Since July 2004	Chairman, USHEALTH Group, Inc. (a health insurance company), since 2004; CEO and President, USHEALTH Group, Inc., from 2004 to 2016; Director, Freedom from Hunger (a non-profit organization), since 2016.	45	None
John A. Lubs Age: 68	Independent Director	Since July 2004	Retired; formerly, Vice Chairman, Mason Companies, Inc. (a footwear distributor), from 2004 to 2010 and Chief Operating Officer, from 2003 to 2010.	45	None
James Mitchell Age: 69	Independent Director	Since March 1999	Chairman, Ayrshire Precision Engineering (a precision machining company), since 1992; Chief Executive Officer, NOG, Inc. (a metal processing and consulting company), from 1999 to 2015.	45	None
Barbara J. Pope Age: 68	Independent Director	Since March 1999	Retired; formerly, President of Barbara J. Pope, P.C. (a financial consulting firm), 1992-2015; President of Sedgwick Street Fund LLC (a private investment partnership), 1996-2015; Tax Partner, Price Waterhouse.	45	None
* Each Director serves an indefinite term until he or she retires or otherwise resigns, is removed, dies, or until his or her successor is duly elected. Retirement for a Director occurs no later than August 31 following his or her 75th birthday.

63

Directors and Officers of the Fund (Unaudited) (continued)

INTERESTED DIRECTORS
Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
John M. Blaser** Age: 59	Director and President	Since May 1999	Managing Director of the Adviser, since June 2012; Vice President of the Adviser, from 1998 to 2012.	45	None
Christopher B. Begy** Age: 62	Director	Since August 2013	President, CEO and a Director of BMO Financial Corp. and U.S. Country Head, since August 2013; Chair, BMO Harris Bank N.A., since August 2013; Director of the Adviser, since August 2013; Chief Auditor of BMO Financial Group, from 2001 to 2013.	45	None
* Each Director serves an indefinite term until he or she retires or otherwise resigns, is removed, dies or until his or her successor is duly elected. Retirement for a Director occurs no later than August 31 following his or her 75th birthday.
** Mr. Blaser is an “interested person” of the Corporation (as defined in the 1940 Act) due to the positions that he holds with the Corporation, and the Adviser. Mr. Begy is an “interested person” of the Corporation due to the positions that he holds with the Adviser and BMO.

PRINCIPAL OFFICERS
Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Timothy M. Bonin Age: 43	Vice President, Chief Financial Officer and Treasurer	Elected by the Board annually; since February 2006	Vice President of the Adviser, since February 2006.
Stephen R. Oliver Age: 65	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Elected by the Board annually; Chief Compliance Officer, since July 2008; and Anti-Money Laundering Officer, since January 2009	Vice President of BMO Harris Bank N.A., since March 2006, Vice President of BMO Investment Distributors, LLC (formerly M&I Distributors, LLC), 2007 to 2014.
Michael J. Murphy Age: 37	Secretary	Elected by the Board annually; since May 2016	Senior Counsel and Vice President of BMO Harris Bank N.A., since 2014; Associate, Vedder Price P.C., 2010 to 2014.

64

Shareholder Report Disclosure of Directors’ Approval of Continuation of Contracts (Unaudited)

Approval of Continuation of Advisory Agreements

During the reporting period, the Board of Directors (the “Board”) of BMO Funds, Inc. (the “Corporation”), including the Directors who are not “interested persons” of the Corporation as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), approved the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Corporation and BMO Asset Management Corp. (the “Adviser”) on behalf of each portfolio of the Corporation (each, a “Fund” and collectively, the “Funds”) for an additional year ending August 31, 2017, except for the BMO In-Retirement Fund, BMO Target Retirement 2020 Fund, BMO Target Retirement 2030 Fund, BMO Target Retirement 2040 Fund and BMO Target Retirement 2050 Fund, which were approved for an additional year ending August 29, 2017.

At Board meetings held on July 13, 2016 (“July Meeting”) and August 9-10, 2016 (“August Meeting”), the Board met with management of the Adviser regarding the annual approval of the continuation of the Funds’ Advisory Agreement. In connection with its consideration of the Advisory Agreement, the Board considered the information furnished and discussed throughout the year at regularly scheduled Board and Committee meetings, as applicable, and the information provided specifically in relation to the annual consideration of the approval of the Advisory Agreement in response to requests of the Independent Directors and their independent legal counsel. Information furnished in connection with Board or Committee meetings throughout the year included, among other things, presentations given by the portfolio managers of the Funds on each Fund’s investment strategies, risks and performance, comparative performance of each Fund against its benchmark indices; reports regarding each Fund’s asset levels including sales and redemption activities; and various reports on the monitoring of the Funds’ compliance with the securities laws, regulations, policies and procedures. In preparation for the Board’s annual consideration of the approval of the Advisory Agreement, the Directors requested and received a wide variety of information and reports concerning the Adviser (and its affiliates) including information on: (1) the nature, extent and quality of services provided to each Fund by the Adviser (and its affiliates); (2) the investment performance of each Fund as compared to a group of comparable funds; (3) the expense ratios of each Fund as compared to a group of comparable funds; (4) profitability information of the Adviser; and (5) the Adviser’s compliance program. The Board also considered information related to potential “fall out” or ancillary benefits enjoyed by the Adviser (and its affiliates) as a result of their relationships with the Funds. In addition to evaluating, among other things, the written information provided by the Adviser, the Board also considered the answers to questions posed by the Board to representatives of the Adviser at various meetings.

In evaluating the Advisory Agreement, the Board members took into account their accumulated experience in working with the Adviser on matters related to the Funds. The Independent Directors also met separately in executive sessions with their independent legal counsel to review and consider the information provided regarding the Advisory Agreement.

Based on their review, the Independent Directors and the full Board concluded that it was in the best interests of each Fund to approve the continuation of the Advisory Agreement. Although the Advisory Agreement for all of the Funds were considered at the same Board meeting, the Directors considered each Fund separately. In their deliberations, the Board did not identify any single factor or group of factors as all-important or controlling but considered all factors together. The material factors and conclusions that formed the basis for the Board’s determinations are discussed below.

Nature, Extent and Quality of Services

In evaluating the nature, extent and quality of the services provided by the Adviser to the Funds, the Board reviewed information describing the financial strength, experience, resources and key personnel of the Adviser, including the personnel who provide investment management services to the Funds. The Board considered the administrative services that are provided to each Fund, as well as other services performed by the Adviser, including the selection and monitoring of the underlying funds; monitoring adherence to the Funds’ investment restrictions; monitoring the Funds’ compliance with their compliance policies and procedures and with applicable securities laws and regulations; producing shareholder reports; providing support services for the Board and Board committees; communicating with shareholders; and overseeing the activities of other service providers. The Board also considered the Adviser’s experience in providing investment advisory services to funds.

Based upon this review, the Board concluded that the nature, quality and extent of the services to be provided to the Fund by the Adviser are expected to be satisfactory.

Review of Fund Performance

The Board reviewed the investment performance of each of the Funds. While consideration was given to performance reports provided in connection with, and discussions held at, regular Board meetings throughout the year, particular attention was given to the performance reports provided specifically in connection with the July and August Meetings. In particular, the Directors noted the performance of each Fund relative to its Lipper Inc. (“Lipper”) peer universe. The Directors also considered updated performance information for each Fund relative to its benchmark.

With respect to each Fund’s performance as compared to its Lipper peer universe (“peer group”), the Board reviewed each Fund’s performance percentile rankings over the year-to-date and one-, periods through May 31, 2016, as provided by the Adviser. The Board considered that each Fund ranked in the bottom half for performance as compared to its peer group in the year-to-date and one-year periods, except for the BMO Conservative Allocation Fund and BMO Growth Allocation Fund, which ranked in the second quartile for the year-to-date period. The Board took into consideration that each Fund has a very

65

Shareholder Report Disclosure of Directors’ Approval of Continuation of Contracts (Unaudited) (continued)

limited performance history. In addition, with respect to each of these Funds, the Board considered the Adviser’s statement that underlying fund selection and a slight overweight to international securities challenged performance. The Board determined that it was generally satisfied with each Fund’s performance and would continue to monitor each Fund’s performance results.

Costs of Services Provided and Profits Realized by the Adviser

The Board considered the fees payable by each Fund under the Advisory Agreement, noting that the Funds do not pay a management fee to the Adviser. The Board reviewed information provided by the Adviser comparing each Fund’s net expense ratio to the median net expense ratio of its Lipper peer group (“Lipper peers”), noting that each Fund’s net expense ratio currently was higher than the median of its Lipper peers. The Board considered that the net expense ratios included the fees and expenses of the underlying funds in which the Funds invest. In addition, the Board noted that the Adviser agreed to contractual expense limitations for the Funds (the “Expense Limitations”), and that the net expense ratios for the Funds take into account the effect of the Expense Limitations. The Board also gave consideration to the fact that the Target Retirement and Target Risk Funds were still relatively new and, with the exception of the BMO Balanced Fund, relatively small in size and, therefore, economies of scale with respect to other expenses may not have been realized.

The Board considered the methodology used by the Adviser in determining compensation payable to its portfolio managers and the competitive environment for investment management talent. The Board also considered the financial condition of the Adviser and certain of its affiliates, and particularly focused on the financial strength of the ultimate parent company of the Adviser, and the parent company’s commitment, financial and otherwise, to the global asset management business and the Funds.

The Board reviewed profitability information it received from the Adviser in connection with the services provided to each Fund and the Corporation as a whole. The materials provided in this regard showed, and the Directors acknowledged, that the Adviser would not have a profit with respect to these Funds because the Funds do not pay management fees to the Adviser.

Economies of Scale

The Board did not consider the extent to which economies of scale would be realized as the Funds grow because the Funds do not pay management fees to the Adviser.

Other Benefits to the Adviser

The Board considered benefits that accrue to the Adviser and its affiliates from their relationships with the Funds, including revenue in the form of administration fees and custody fees. The Board noted that the Adviser may potentially benefit from its relationship with each Fund in other ways. The Board also considered that the success of any Fund could attract other business to the Adviser and that the success of the Adviser could enhance the Adviser’s ability to serve the Funds.

The Board concluded that, taking into account all of the information reviewed, each Fund’s advisory fee was reasonable.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement are fair and reasonable and that the approval of the continuation of the Advisory Agreement is in the best interests of each Fund.

66

NOTES

67

NOTES

68

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds’ prospectuses, which contain facts concerning each Fund’s objective and policies, management fees, expenses, and other information.

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free, 1-800-236-FUND (3863) and by accessing the Funds’ Statement of Additional Information, which is available on the Funds’ website at http://www.bmofunds.com and on the SEC’s website at http://www.sec.gov.

Each Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 1-800-236-FUND (3863) and by accessing the SEC’s website at http://www.sec.gov.

Disclosure of Portfolio Holdings

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shares of the BMO Funds are not bank deposits or other obligations of, or issued, endorsed or guaranteed by, BMO Harris Bank, NA, or any of its affiliates. Shares of the BMO Funds, like shares of all mutual funds, are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

PRSRT STD U.S. POSTAGE PAID LANCASTER, PA PERMIT NO. 1793

BMO Funds U.S. Services P.O. Box 55931 Boston, MA 02205-5931

Contact us 1-800-236-FUND (3863) 414-287-8555

Learn more bmofunds.com

BMO Investment Distributors, LLC, Distributor

BMO Asset Management Corp., Investment Adviser

Investment products are: NOT FDIC INSURED — NO BANK GUARANTEE — MAY LOSE VALUE.

© 2016 BMO Financial Corp. (9/16)

Item 2. Code of Ethics.

The Registrant has a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. During the period covered by this report, there were no amendments to the provisions of the Code, nor were there any implicit or explicit waivers to the provisions of the Code. The Code is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has four audit committee financial experts serving on its audit committee, each of whom is “independent” within the meaning of Form N-CSR: Ridge A. Braunschweig, Barbara J. Pope, John A. Lubs, and Benjamin M. Cutler. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

The aggregate fees for professional services by KPMG LLP during the fiscal year 2016 and 2015 were as follows:

(a) Audit Fees for Registrant.

Fiscal year ended August 31, 2016	$657,205
Fiscal year ended August 31, 2015	$622,390

(b) Audit-Related Fees for Registrant. These are fees by the Registrant’s independent auditors for assurance and related services that were reasonably related to the performance of the audit of the Registrant’s financial statements that are not reported under “Audit Fees”. These fees include amounts related to Form N-17f-2 filings.

Fiscal year ended August 31, 2016	$77,940
Fiscal year ended August 31, 2015	$75,730

(c) Tax Fees for Registrant. These are fees for professional services rendered by the Registrant’s independent auditors for tax compliance, tax advice, and tax planning. These fees include federal, excise and state tax reviews; performed by KPMG LLP.

Fiscal year ended August 31, 2016	$175,460
Fiscal year ended August 31, 2015	$157,255

(d) All Other Fees.

Fiscal year ended August 31, 2016	None
Fiscal year ended August 31, 2015	None

(e)	Audit Committee’s pre-approval policies and procedures.

(1)

The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2)	None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None.

(g)

During the last two fiscal years, other non-audit services rendered by the Registrant’s independent auditors to the Registrant, its investment adviser or any entity controlling, controlled by or under the common control with the investment adviser that provides ongoing services to the Registrant included the following:

Statement on Standards for Attestation Engagements No. 16 (SSAE No. 16) examinations for BMO Harris Bank N.A.

Fiscal year ended August 31, 2016	$198,000
Fiscal year ended August 31, 2015	$198,000

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Except as noted below, the schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form. The schedules of investments for BMO Ultra Short Tax-Free Fund, BMO Short Tax-Free Fund, and BMO Intermediate Tax-Free Fund, are filed under this Item.

Ultra Short Tax-Free Fund

SCHEDULE OF INVESTMENTS – As of August 31, 2016

Description	Shares or Principal Amount		Value

Municipals — 98.9%

Alabama — 5.2%
Albertville Municipal Utilities Board, AGM:
2.000%, 8/15/2019	$735,000	$	750,869
2.000%, 8/15/2020	355,000		363,552
Chatom Industrial Development Board, 0.875%, 8/1/2037, Call 2/1/2017 (8)	5,500,000		5,500,000
City of Brundidge, AGM:
2.000%, 12/1/2017	380,000		386,494
2.000%, 12/1/2018	385,000		392,115
Health Care Authority for Baptist Health, 0.850%, 11/1/2042 (8)	14,125,000		14,125,000
Limestone County Water & Sewer Authority, BAM, 2.000%, 12/1/2019	160,000		163,998
Mobile Industrial Development Board, 0.620%, 6/1/2034, Call 9/1/2016 (8)	4,500,000		4,500,000
Tender Option Bond Trust Receipts/Certificates, 0.840%, 12/1/2030 (6) (8)	5,085,000		5,085,000

			31,267,028

Arizona — 1.7%
Arizona Health Facilities Authority:
2.410%, 2/5/2020, Call 8/9/2019 (8)	3,250,000		3,323,905
2.410%, 2/5/2020, Call 8/9/2019 (8)	750,000		767,055
Arizona School Facilities Board, AMBAC, 5.000%, 7/1/2018	300,000		322,596
City of Tucson, AGM, 3.000%, 7/1/2018	500,000		518,810
County of Mohave, AGC, 4.125%, 4/1/2017	100,000		102,035
Industrial Development Authority of the County of Pima, 5.000%, 9/1/2017	250,000		260,925
Maricopa County Pollution Control Corp., 1.750%, 5/30/2018 (8)	500,000		506,770
Scottsdale Industrial Development Authority, 5.000%, 9/1/2016	140,000		140,000
Scottsdale Industrial Development Authority, FSA, 0.650%, 9/1/2045, Call 9/6/2016 (8) (13)	4,275,000		4,275,000
Yuma County Elementary School District No. 1, BAM, 3.000%, 7/1/2017	175,000		178,180

			10,395,276

Arkansas — 1.7%
Arkansas Development Finance Authority:
0.850%, 9/1/2044, Call 9/1/2016 (8)	6,000,000		6,000,000
1.660%, 9/1/2019, Call 3/1/2019 (8)	3,000,000		3,007,350
3.000%, 2/1/2017	345,000		348,071
City of Cabot, 2.550%, 6/1/2043, Call 6/1/2023	595,000		594,601
City of Fort Smith, 2.375%, 5/1/2027, Call 5/1/2022	25,000		25,022
County of Crawford, AGM:
1.850%, 9/1/2024, Call 9/1/2021	45,000		45,277
3.000%, 9/1/2017	175,000		179,123

			10,199,444

California — 8.1%
Anaheim Public Financing Authority, 5.000%, 5/1/2017	500,000		514,710
Bay Area Toll Authority:
1.000%, 4/3/2017, Call 10/3/2016 (8)	8,000,000		8,001,520
1.660%, 4/1/2024, Call 10/1/2023 (8)	1,750,000		1,777,562
BB&T Municipal Trust, 1.260%, 11/15/2017 (6) (8)	949,203		950,076
California County Tobacco Securitization Agency, 4.000%, 6/1/2017	615,000		628,536
California Health Facilities Financing Authority, NATL-RE, 0.840%, 7/1/2022, Call 9/1/2016 (8) (13)	900,000		868,260
California Infrastructure & Economic Development Bank, 0.840%, 4/2/2018, Call 1/2/2018 (8)	550,000		551,645
California Statewide Communities Development Authority:
3.500%, 11/1/2018	700,000		714,588
5.250%, 12/1/2027, Call 12/1/2017	1,250,000		1,323,063
California Statewide Communities Development Authority, AGM, 2.000%, 10/1/2016	120,000		120,073
California Statewide Communities Development Authority, CMI, 2.500%, 8/1/2020, Call 11/1/2016	1,000,000		1,002,310
Carson Redevelopment Agency Successor Agency, 4.000%, 10/1/2017	1,265,000		1,309,262

City of Sacramento:
2.000%, 9/1/2016	150,000	150,000
2.000%, 9/1/2017	200,000	201,864
County of San Joaquin, 3.000%, 4/1/2017	150,000	151,905
Deutsche Bank Spears/Lifers Trust, 0.910%, 8/1/2047, Call 10/3/2016 (6) (8)	8,159,000	8,159,000
Florin Resource Conservation District, NATL-RE, 4.000%, 9/1/2016	200,000	200,000
Hemet Unified School District, 1.210%, 10/3/2016 (8)	2,400,000	2,400,048
Inglewood Unified School District School Facilities Financing Authority, AGM, 5.000%, 10/15/2016	100,000	100,411
Lynwood Unified School District, 5.000%, 8/1/2017	1,500,000	1,555,440
Mendota Unified School District, 0.000%, 8/1/2018, Call 10/3/2016	1,275,000	1,202,746
Northern California Gas Authority No. 1:
1.033%, 7/1/2017 (8)	25,000	24,936
1.063%, 7/1/2019 (8)	7,500,000	7,347,150
Puttable Floating Option Tax-Exempt Receipts, 0.990%, 8/1/2030, Call 10/3/2016 (6) (8)	3,365,000	3,365,000
State of California, 1.177%, 12/3/2018, Call 6/1/2018 (8)	950,000	953,325
Successor Agency to the Richmond County Redevelopment Agency, BAM, 4.000%, 9/1/2017	400,000	413,836
Tender Option Bond Trust Receipts/Certificates, 0.840%, 8/1/2037, Call 8/1/2017 (6) (8)	2,500,000	2,500,000
Twin Rivers Unified School District, AGM, 3.200%, 6/1/2020, Call 11/1/2016 (8)	2,000,000	2,008,360

		48,495,626

Colorado — 1.6%
Auraria Higher Education Center, 6.000%, 5/1/2017	159,000	164,381
City & County of Denver, AGC, 0.700%, 11/15/2025, Call 9/1/2016 (8) (13)	525,000	525,000
City of Sheridan, 3.000%, 12/1/2017	200,000	205,550
Colorado Educational & Cultural Facilities Authority:
3.000%, 8/15/2017	175,000	179,623
3.000%, 11/15/2017	190,000	195,244
Colorado Health Facilities Authority:
4.000%, 2/1/2017	310,000	313,270
4.000%, 2/1/2018	175,000	180,950
County of Montrose, 4.000%, 12/1/2017	385,000	397,605
Denver Health & Hospital Authority:
5.000%, 12/1/2019, Call 12/1/2016	200,000	202,018
5.000%, 12/1/2020, Call 12/1/2016	1,730,000	1,747,456
E-470 Public Highway Authority, 1.740%, 8/31/2017, Call 3/1/2017 (8)	4,600,000	4,607,176
E-470 Public Highway Authority, NATL-RE, 5.250%, 9/1/2016	50,000	50,000
El Paso County School District No. 20 Academy, SAW, 5.000%, 12/15/2016	500,000	506,285
Rangely Hospital District, 5.000%, 11/1/2016	330,000	331,597

		9,606,155

Connecticut — 1.0%
City of New Britain, AGM, 4.000%, 3/1/2017	1,250,000	1,269,187
State of Connecticut, 0.810%, 1/1/2018, Call 9/1/2016 (8)	5,000,000	5,000,000

		6,269,187

Delaware — 0.3%
University of Delaware, 0.640%, 11/1/2034, Call 9/1/2016 (8)	1,900,000	1,900,000

District of Columbia — 0.1%
District of Columbia Housing Finance Agency, AGM, 5.000%, 7/1/2021, Call 10/3/2016	390,000	391,088

Florida — 2.7%
Citizens Property Insurance Corp., 5.250%, 6/1/2017	850,000	878,722
Citizens Property Insurance Corp., AGM, 5.000%, 6/1/2017	1,000,000	1,031,960
Citizens Property Insurance Corp., NATL-RE, 5.000%, 3/1/2017	1,720,000	1,757,186
City of Lakeland, 5.000%, 10/1/2017	1,500,000	1,570,080
City of Port Orange, 2.000%, 10/1/2016	265,000	265,289
City of Port St. Lucie, 4.000%, 9/1/2016	100,000	100,000
City of Tampa, 3.000%, 9/1/2016	800,000	800,000
Columbia County School Board, 5.000%, 7/1/2018	880,000	943,958
County of Bay, 3.500%, 9/1/2016	95,000	95,000
County of Jackson, 0.640%, 7/1/2022, Call 9/1/2016 (8)	2,600,000	2,600,000
County of Volusia, 5.250%, 10/1/2017	1,000,000	1,048,940
Florida Governmental Utility Authority, 2.000%, 10/1/2016	245,000	245,233
Florida Municipal Power Agency, AMBAC:
0.858%, 10/1/2021, Call 9/1/2016 (8) (13)	250,000	228,565
0.980%, 10/1/2021 (8) (13)	325,000	297,136
Highlands County Health Facilities Authority, 5.125%, 11/15/2023, Call 11/15/2016 (8)	750,000	756,675

Miami-Dade County School Board Foundation, Inc., NATL-RE, 5.000%, 5/1/2018, Call 5/1/2017	300,000	308,685
North Sumter County Utility Dependent District, 5.000%, 10/1/2017	225,000	234,695
Orange County Health Facilities Authority, 3.000%, 8/1/2017	625,000	636,319
Palm Beach County Health Facilities Authority, 3.000%, 12/1/2016	465,000	467,548
Sumter County Industrial Development Authority:
4.000%, 7/1/2017	1,180,000	1,210,963
4.000%, 7/1/2019	620,000	666,010

		16,142,964

Georgia — 5.8%
Appling County Development Authority, 0.640%, 9/1/2041, Call 9/1/2016 (8)	7,000,000	7,000,000
Bartow County Development Authority, 2.375%, 8/10/2017 (8)	1,000,000	1,012,200
Burke County Development Authority, 1.750%, 6/1/2017 (8)	500,000	502,925
City of Atlanta:
1.848%, 11/1/2018, Call 5/1/2018 (8)	2,750,000	2,791,910
5.000%, 1/1/2017	4,160,000	4,218,406
Downtown Dalton Development Authority, NATL-RE, 5.500%, 8/15/2017	65,000	67,665
Effingham County Industrial Development Authority, 0.640%, 2/1/2038, Call 9/1/2016 (8)	7,500,000	7,500,000
Georgia Housing & Finance Authority, FHA, 0.000%, 12/1/2016	160,000	155,770
Milledgeville & Baldwin County Development Authority, AMBAC, 0.933%, 10/1/2016 (8)	215,000	214,976
Monroe County Development Authority, 0.640%, 11/1/2048, Call 9/1/2016 (8)	11,300,000	11,300,000
Private Colleges & Universities Authority, 4.000%, 10/1/2017	110,000	113,428

		34,877,280

Guam — 0.1%
Territory of Guam:
3.000%, 11/15/2017	300,000	306,762
5.000%, 12/1/2017	200,000	209,294
5.000%, 12/1/2018	250,000	270,143

		786,199

Idaho — 1.2%
Idaho Housing & Finance Association, 0.800%, 1/1/2038, Call 9/1/2016 (8)	7,400,000	7,400,000

Illinois — 8.8%
Arlington Heights Park District, 5.000%, 12/1/2017	170,000	179,110
Chicago Board of Education, 4.560%, 3/1/2017, Call 10/3/2016 (8)	4,250,000	4,225,860
Chicago Board of Education, AGM, 5.000%, 12/1/2018, Call 12/1/2016	250,000	252,070
City of Burbank, 3.450%, 12/1/2016	500,000	503,235
City of Burbank, BAM:
3.000%, 12/1/2016	500,000	502,705
3.000%, 12/1/2017	1,040,000	1,067,560
City of Chicago:
2.000%, 11/1/2017	2,000,000	2,018,260
4.000%, 1/1/2017	1,250,000	1,261,350
5.000%, 11/1/2018	1,000,000	1,076,060
City of Chicago, AGM:
4.250%, 11/1/2018	150,000	159,825
5.000%, 1/1/2019, Call 10/3/2016	250,000	250,803
City of Rockford, BAM, 5.000%, 12/15/2017	1,600,000	1,685,264
City of Springfield, 5.000%, 3/1/2017	350,000	357,049
City of Waukegan, 3.000%, 12/30/2016	425,000	427,622
City of Waukegan, AGM, 2.000%, 12/30/2016	515,000	516,555
Cook & Will Counties Township High School District No. 206 Bloom, 5.000%, 12/1/2035, Call 9/22/2016	3,000,000	3,005,520
Cook County Community Consolidated School District No. 15 Palatine, NATL-RE, 0.000%, 12/1/2017	250,000	246,663
Cook County School District No. 123 Oak Lawn, NATL-RE, 0.000%, 12/1/2016	210,000	209,580
Cook County School District No. 143.5 Posen-Robbins, 1.500%, 12/1/2036, Call 9/23/2016 (8)	2,000,000	2,008,400
County of Cook, 5.000%, 11/15/2018	1,300,000	1,405,040
Illinois Finance Authority:
1.300%, 5/8/2017 (8)	3,350,000	3,355,125
4.000%, 11/15/2017	200,000	207,476
4.700%, 2/1/2025, Call 2/1/2017	25,000	25,414
5.000%, 7/1/2017	140,000	144,299
5.000%, 11/15/2018	350,000	379,236
5.000%, 11/15/2019	605,000	676,765
Illinois Housing Development Authority, 1.000%, 8/1/2017, Call 9/21/2016	2,350,000	2,350,258

Kane County School District No. 131 Aurora East Side, 1.250%, 6/1/2036, Call 9/20/2016 (8)	8,000,000	8,000,000
Kane McHenry Cook & De Kalb Counties Unit School District No. 300, 5.000%, 1/1/2017	1,865,000	1,890,271
Kankakee River Metropolitan Agency, AGM:
2.000%, 5/1/2018	100,000	100,993
3.000%, 5/1/2019	300,000	311,418
Lake County Forest Preserve District, 0.917%, 12/15/2020 (8)	450,000	449,325
Lockport Township Park District, AMBAC, 0.000%, 11/1/2016	125,000	124,809
McHenry County Community Consolidated School District No. 47 Crystal Lake, AGM, 5.000%, 2/1/2018	210,000	222,186
McHenry County Community Unit School District No. 12 Johnsburg, AGM, 4.000%, 1/1/2018	125,000	130,374
Northeastern Illinois University, BAM, 3.000%, 7/1/2017	120,000	121,992
Northern Illinois Municipal Power Agency, 5.000%, 12/1/2018 (9)	500,000	543,850
Northern Illinois Municipal Power Agency, NATL-RE, 5.000%, 1/1/2018	1,150,000	1,212,319
Quad Cities Regional Economic Development Authority, 3.000%, 10/1/2016	200,000	200,280
Railsplitter Tobacco Settlement Authority, 5.000%, 6/1/2017	20,000	20,626
Southwestern Illinois Development Authority, AGM:
5.250%, 12/1/2020, Call 12/1/2017	275,000	289,669
5.250%, 2/1/2023, Call 2/1/2017	1,165,000	1,185,026
St. Clair County Community Consolidated School District No. 90 O’Fallon, AGM, 2.800%, 12/1/2016	145,000	145,716
State of Illinois:
5.000%, 3/1/2017	1,250,000	1,274,800
5.000%, 4/1/2017	500,000	511,615
5.000%, 5/1/2017	500,000	513,275
5.000%, 1/1/2018	2,000,000	2,088,380
Town of Cicero, AGM, 4.000%, 1/1/2017	1,900,000	1,919,532
Village of Franklin Park, BAM, 4.000%, 10/1/2017	95,000	98,044
Village of Gilberts, BAM, 1.500%, 3/1/2017	300,000	301,293
Village of Lansing, AGM, 3.000%, 3/1/2017	860,000	869,202
Village of Lyons, AGM, 5.000%, 12/1/2016	325,000	328,247
Village of Plainfield:
2.000%, 12/15/2016	125,000	125,511
2.000%, 12/15/2017	130,000	132,224
Village of Rantoul, AGM:
2.000%, 1/1/2018	100,000	101,294
2.000%, 1/1/2019	150,000	152,805
Will & Kankakee Counties School District No. 255, 4.000%, 6/1/2017	1,030,000	1,053,288
Will County Elementary School District No. 122, AGM, 0.000%, 11/1/2016	130,000	129,801

		53,045,269

Indiana — 4.9%
Center Grove Community School Corp.:
2.000%, 1/1/2017	495,000	496,366
2.000%, 7/1/2017	500,000	503,165
City of Goshen, NATL-RE, 3.800%, 1/1/2018, Call 10/3/2016	615,000	615,953
City of Indianapolis Department of Public Utilities, NATL-RE, 3.500%, 6/1/2017	200,000	204,088
Clark-Pleasant Community School Building Corp., SAW, 4.000%, 1/15/2018	910,000	949,130
County of Jasper, NATL-RE:
5.600%, 11/1/2016	200,000	201,470
5.600%, 11/1/2016	600,000	604,410
County of Lake, 2.000%, 1/15/2017	285,000	285,975
Gary Community School Corp., SAW, 2.000%, 1/15/2017	520,000	522,657
Hamilton Southeastern Consolidated School Building Corp., 5.000%, 1/15/2018	900,000	952,092
Indiana Finance Authority:
0.650%, 9/1/2016 (8)	7,000,000	7,000,000
5.000%, 9/15/2016	500,000	500,530
5.000%, 3/1/2017	930,000	943,559
Indiana Health & Educational Facilities Financing Authority, 4.100%, 11/3/2016 (8)	100,000	100,551
Indiana Housing & Community Development Authority, GNMA/FNMA/FHLMC COLL, 0.820%, 7/1/2039, Call 10/3/2016 (8)	4,700,000	4,700,000
Indianapolis Local Public Improvement Bond Bank, 5.000%, 6/1/2017	1,000,000	1,031,810
La Porte Community School Corp., 2.000%, 12/30/2016	865,000	867,915
Tender Option Bond Trust Receipts/Certificates, 0.900%, 4/15/2018 (6) (8)	8,500,000	8,500,000
Whitley County Multi School Building Corp.:
3.000%, 7/15/2017	410,000	418,372
3.000%, 1/15/2018	250,000	257,898

		29,655,941

Iowa — 0.7%
City of Altoona, 3.000%, 6/1/2018	220,000	228,133
Iowa Higher Education Loan Authority, 1.000%, 9/1/2018, Call 3/1/2018	3,000,000	2,997,660
People’s Memorial Hospital of Buchanan County, 1.500%, 12/1/2018, Call 6/1/2018	405,000	404,907
Xenia Rural Water District:
2.000%, 12/1/2017 (9)	125,000	126,469
2.000%, 12/1/2018 (9)	225,000	228,807

		3,985,976

Kansas — 0.5%
Bourbon County Unified School District No. 234-Fort Scott, 3.000%, 9/1/2017	745,000	760,846
Kansas Turnpike Authority, 5.000%, 9/1/2017	1,000,000	1,042,890
Wyandotte County-Kansas City Unified Government, 4.000%, 8/1/2017	900,000	926,514

		2,730,250

Kentucky — 0.8%
Commonwealth of Kentucky, 2.000%, 6/15/2017	275,000	277,866
County of Harrison, 1.500%, 5/1/2017, Call 11/1/2016	3,000,000	3,001,890
Kentucky State Property & Building Commission, 5.250%, 10/1/2017	425,000	445,238
Louisville/Jefferson County Metropolitan Government, 4.000%, 11/15/2017	1,000,000	1,040,300

		4,765,294

Louisiana — 2.5%
City of Bossier City, 2.000%, 10/1/2016	135,000	135,136
East Baton Rouge Sewerage Commission, 0.846%, 8/1/2018, Call 2/1/2018 (8)	6,230,000	6,246,946
Louisiana Housing Corp., FHA, 2.500%, 12/1/2031, Call 6/1/2020	885,000	906,160
Louisiana Public Facilities Authority, 0.810%, 7/1/2021, Call 9/1/2016 (8)	1,415,000	1,415,000
Parish of St. James, 0.800%, 11/1/2040, Call 9/1/2016 (8)	4,000,000	4,000,000
State of Louisiana, 0.816%, 5/1/2018, Call 11/1/2017 (8)	2,500,000	2,491,800

		15,195,042

Maryland — 0.0%
Maryland Community Development Administration:
4.100%, 9/1/2016	25,000	25,000
4.300%, 9/1/2017, Call 3/1/2017	75,000	76,323

		101,323

Massachusetts — 0.2%
Commonwealth of Massachusetts, 0.967%, 11/1/2018, Call 11/1/2017 (8)	750,000	752,340
Massachusetts Development Finance Agency, 1.040%, 1/29/2020, Call 8/1/2019 (8)	500,000	495,190
Massachusetts Municipal Wholesale Electric Co., MBIA, 0.597%, 7/1/2018, Call 9/6/2016 (8) (13)	125,000	121,582

		1,369,112

Michigan — 1.9%
Boyne City Public School District, 1.500%, 5/1/2019	1,265,000	1,282,849
Brownfield Redevelopment Authorities, NATL-RE, 4.000%, 11/1/2017, Call 11/1/2016	100,000	100,546
Chippewa Hills School District, Q-SBLF, 4.000%, 5/1/2017	735,000	750,523
City of Detroit Water Supply System Revenue, BHAC FGIC, 5.750%, 7/1/2024, Call 7/1/2018	100,000	107,955
City of Wyandotte, AGC, 4.000%, 10/1/2016	215,000	215,533
Fitzgerald Public School District, BAM, 4.000%, 5/1/2017	985,000	1,004,040
Grand Traverse County Hospital Finance Authority:
3.000%, 7/1/2017	320,000	326,080
4.000%, 7/1/2017	255,000	261,926
Harbor Beach Community School District, Q-SBLF, 2.000%, 5/1/2017	75,000	75,634
Healthsource Saginaw, Inc., 4.000%, 5/1/2017	200,000	204,528
Michigan State Building Authority, 5.000%, 10/15/2017	30,000	31,473
Michigan State Building Authority, AGC FGIC:
0.000%, 10/15/2018, Call 10/15/2016	30,000	27,419
0.000%, 10/15/2018, Call 10/15/2016	135,000	123,387
Mount Clemens Community School District, Q-SBLF, 4.000%, 5/1/2017	1,655,000	1,690,930
Roseville Community Schools, Q-SBLF, 5.000%, 5/1/2017	250,000	256,820
Star International Academy, 3.400%, 3/1/2017	375,000	376,980
Taylor Tax Increment Finance Authority, AGM:
4.000%, 5/1/2020, Call 10/3/2016	785,000	786,837
4.000%, 5/1/2021, Call 10/3/2016	600,000	600,954
Waterford School District, AGM, 5.000%, 8/1/2017	870,000	903,034
Wayne County Airport Authority, 5.000%, 12/1/2017	250,000	262,315

Wayne-Westland Community Schools, Q-SBLF, 5.000%, 5/1/2017	1,060,000	1,089,055
White Cloud Public Schools, Q-SBLF:
4.000%, 5/1/2017	245,000	250,059
4.000%, 5/1/2018	215,000	225,544
4.000%, 5/1/2019	175,000	188,708
Zeeland Public Schools, 4.000%, 5/1/2017	500,000	510,725

		11,653,854

Minnesota — 1.5%
City of Crosslake, 2.000%, 12/1/2016	335,000	336,152
City of Hayward, 2.750%, 11/1/2017, Call 5/1/2017	2,000,000	2,002,020
City of Minneapolis, 1.000%, 12/1/2017, Call 4/1/2017	3,225,000	3,226,838
St. Cloud Independent School District No. 742, 1.250%, 2/1/2017	170,000	170,383
St. Paul Housing & Redevelopment Authority, 0.850%, 6/1/2017, Call 10/3/2016	3,000,000	3,000,060

		8,735,453

Mississippi — 1.3%
City of Jackson, BAM, 3.000%, 9/1/2017	375,000	382,564
Mississippi Business Finance Corp., 0.750%, 5/1/2037, Call 11/1/2016 (8)	6,775,000	6,826,964
Mississippi Development Bank, 5.000%, 4/1/2018	300,000	318,930

		7,528,458

Missouri — 0.6%
Health & Educational Facilities Authority of the State of Missouri, 3.000%, 2/1/2017	185,000	186,587
Joplin Industrial Development Authority, 4.000%, 2/15/2017	400,000	405,756
Missouri Housing Development Commission, GNMA FNMA, 4.700%, 3/1/2035, Call 9/1/2019	250,000	260,278
Missouri State Environmental Improvement & Energy Resources Authority, NATL-RE, 0.770%, 12/1/2022, Call 9/1/2016 (8) (13)	1,750,000	1,577,732
St. Louis County Industrial Development Authority, 2.850%, 9/1/2018, Call 3/1/2017	1,000,000	1,001,250

		3,431,603

Nebraska — 0.6%
Central Plains Energy Project, 5.000%, 6/1/2017	3,000,000	3,097,680
City of La Vista, 1.000%, 3/15/2018, Call 3/15/2017 (9)	500,000	499,320

		3,597,000

Nevada — 0.4%
State of Nevada:
5.000%, 6/1/2017	475,000	490,609
5.000%, 12/1/2017	550,000	579,892
County of Clark, 5.000%, 7/1/2017	1,260,000	1,305,448

		2,375,949

New Jersey — 8.8%
Casino Reinvestment Development Authority, 4.000%, 11/1/2016	1,500,000	1,504,020
City of Margate City, 5.000%, 2/1/2018	200,000	211,780
County of Middlesex, 3.000%, 6/15/2017	1,625,000	1,655,615
Hudson County Improvement Authority, County Guarantee, 2.000%, 6/27/2017	1,000,000	1,009,780
New Jersey Economic Development Authority:
0.850%, 11/1/2040, Call 9/1/2016 (8)	5,875,000	5,875,000
0.850%, 11/1/2040, Call 9/1/2016 (8)	4,800,000	4,800,000
0.870%, 11/1/2031, Call 9/1/2016 (8)	6,365,000	6,365,000
1.290%, 2/1/2017, Call 9/21/2016 (8)	3,225,000	3,223,194
2.246%, 2/1/2018, Call 8/1/2017 (8)	1,750,000	1,751,120
2.360%, 2/1/2018, Call 8/1/2017 (8)	500,000	502,785
5.000%, 6/15/2017	250,000	257,303
New Jersey Educational Facilities Authority, 3.000%, 7/1/2017	125,000	127,220
New Jersey Health Care Facilities Financing Authority:
0.850%, 7/1/2038, Call 9/1/2016 (8)	3,700,000	3,700,000
1.020%, 7/1/2028, Call 9/7/2016 (8)	300,000	300,000
1.080%, 7/1/2018, Call 9/1/2016 (8)	100,000	100,000
New Jersey State Turnpike Authority, 0.771%, 1/1/2017, Call 10/3/2016 (8)	5,000,000	5,000,050
New Jersey Transportation Trust Fund Authority:
1.560%, 12/15/2019, Call 6/15/2019 (8)	5,000,000	4,909,500
5.000%, 12/15/2017	1,200,000	1,262,220
New Jersey Transportation Trust Fund Authority, AGM, 5.500%, 12/15/2018	250,000	274,762
New Jersey Transportation Trust Fund Authority, FSA, 5.500%, 12/15/2017	135,000	142,853
New Jersey Transportation Trust Fund Authority, NATL-RE, 5.500%, 12/15/2016	2,405,000	2,436,842
New Jersey Turnpike Authority, 1.240%, 1/1/2018, Call 7/1/2017 (8)	200,000	200,582

Newark Housing Authority, 4.000%, 12/1/2017	100,000	104,130
Tender Option Bond Trust Receipts/Certificates, AGC, 0.950%, 7/1/2038, Call 7/1/2019 (6) (8)	7,002,902	7,002,902

		52,716,658

New Mexico — 0.9%
New Mexico Municipal Energy Acquisition Authority, 1.081%, 8/1/2019, Call 2/1/2019 (8)	5,500,000	5,476,460

New York — 6.3%
Albany Capital Resource Corp.:
3.000%, 12/1/2016	175,000	175,998
3.000%, 12/1/2017	115,000	118,264
Albany Industrial Development Agency, 0.850%, 7/1/2032, Call 9/1/2016 (8)	1,240,000	1,240,000
Chautauqua County Capital Resource Corp., 1.300%, 11/1/2018 (8)	775,000	773,357
City of New York:
0.580%, 8/1/2026, Call 9/6/2016 (8) (13)	50,000	50,000
0.960%, 8/1/2027, Call 10/3/2016 (8)	1,070,000	1,069,412
5.000%, 8/1/2017	250,000	259,935
City of New York, AGC, 0.680%, 10/1/2021, Call 9/6/2016 (8) (13)	100,000	100,000
City of New York, AGM, 0.680%, 11/1/2026 (8)	5,000,000	5,000,000
City of Schenectady, BAM, 3.125%, 5/15/2017	300,000	305,430
City of Yonkers, AGM:
2.000%, 10/15/2016	1,600,000	1,602,480
4.000%, 9/1/2016	95,000	95,000
County of Monroe, AGM NATL-RE, 6.000%, 3/1/2017	100,000	102,607
County of Suffolk, AGM, 5.000%, 2/1/2017	1,000,000	1,017,500
Long Island Power Authority, 0.996%, 11/1/2018, Call 5/1/2018 (8)	1,600,000	1,602,624
Metropolitan Transportation Authority, AGM:
0.941%, 5/15/2018, Call 11/15/2017 (8)	4,650,000	4,656,649
0.994%, 11/1/2022, Call 9/1/2016 (8) (13)	3,050,000	2,927,811
1.046%, 11/1/2022, Call 9/7/2016 (8) (13)	3,600,000	3,455,341
New York City Transit Authority/Metropolitan Transportation Authority/Triborough Bridge & Tunnel, AMBAC:
1.396%, 1/1/2030, Call 9/16/2016 (8) (13)	75,000	67,366
1.430%, 1/1/2030, Call 9/1/2016 (8) (13)	650,000	580,948
New York City Water & Sewer System, 0.620%, 6/15/2044, Call 9/1/2016 (8)	1,000,000	1,000,000
New York State Dormitory Authority:
5.000%, 3/15/2017	750,000	767,715
5.000%, 7/1/2017	960,000	993,254
New York State Energy Research & Development Authority, NATL-RE, 0.980%, 12/1/2020, Call 9/7/2016 (8) (13)	7,350,000	7,031,054
State of New York, NATL-RE FGIC:
0.572%, 2/15/2022, Call 9/1/2016 (8) (13)	1,630,000	1,572,305
0.572%, 2/13/2032, Call 9/1/2016 (8) (13)	1,495,000	1,386,186
Upper Mohawk Valley Regional Water Finance Authority, 4.000%, 4/1/2018	65,000	68,331
Village of Freeport, AGM, 3.000%, 5/1/2017	100,000	101,541

		38,121,108

North Carolina — 0.3%
North Carolina Medical Care Commission, 0.880%, 6/1/2029, Call 6/1/2020 (6) (8)	1,000,000	1,000,000
University of North Carolina at Chapel Hill, 1.081%, 12/1/2017, Call 6/1/2017 (8)	925,000	928,506

		1,928,506

North Dakota — 1.3%
Barnes County North Public School District Building Authority:
4.000%, 5/1/2017	545,000	554,238
4.000%, 5/1/2018	565,000	587,210
4.000%, 5/1/2019	590,000	623,465
City of Bowman, 2.500%, 2/15/2017, Call 10/3/2016	1,650,000	1,650,264
City of Grand Forks, 5.000%, 12/15/2017	850,000	896,861
City of Williston, AGM, 2.650%, 11/1/2020, Call 10/3/2016	1,100,000	1,100,539
North Dakota Housing Finance Agency, 3.600%, 7/1/2032, Call 7/1/2022	650,000	676,130
Williston Parks & Recreation District, 3.250%, 3/1/2032, Call 9/16/2016	1,965,000	1,966,159

		8,054,866

Ohio — 3.5%
County of Crawford, 1.430%, 11/1/2017, Call 5/1/2017	5,000,000	5,014,600
Lancaster Port Authority, 1.051%, 8/1/2019, Call 2/1/2019 (8)	5,000,000	4,999,250
Painesville City Local School District, 0.000%, 12/1/2016	840,000	838,219

State of Ohio:
0.850%, 1/15/2045, Call 9/1/2016 (8)	5,000,000	5,000,000
0.880%, 1/15/2045, Call 9/1/2016 (8)	5,500,000	5,500,000

		21,352,069

Oklahoma — 0.0%
Oklahoma Municipal Power Authority, 1.360%, 8/1/2018, Call 2/1/2018 (8)	145,000	145,310

Oregon — 0.4%
Oregon State Facilities Authority, 0.790%, 9/30/2016 (8)	2,150,000	2,150,129
Port of Morrow:
2.000%, 6/1/2017	200,000	201,816
2.000%, 6/1/2017	75,000	75,681
2.000%, 6/1/2018	70,000	71,384

		2,499,010

Pennsylvania — 6.2%
Bethlehem Area School District, SAW, 0.776%, 1/1/2018, Call 7/1/2017 (8)	3,070,000	3,057,044
Bethlehem Area Vocational Technical School Authority, MAC SAW:
0.700%, 9/15/2016	180,000	180,004
1.500%, 9/15/2017	185,000	186,262
Jim Thorpe Area School District, BAM SAW, 3.000%, 3/15/2017	180,000	182,079
Lehigh County General Purpose Authority, 3.000%, 11/1/2016	455,000	456,661
Montgomery County Industrial Development Authority, 5.000%, 11/15/2016	1,000,000	1,008,660
Montgomery County Industrial Development Authority, AGC, 0.640%, 11/15/2029, Call 9/1/2016 (8)	6,285,000	6,285,000
Mount Pleasant Area School District, 0.000%, 5/15/2017	965,000	960,021
North Penn Water Authority, 0.831%, 11/1/2019, Call 5/1/2019 (8)	2,000,000	1,997,740
Old Forge School District, BAM SAW:
1.000%, 5/1/2017	185,000	185,048
1.180%, 5/1/2018	200,000	200,260
2.000%, 5/1/2019	500,000	509,095
Pennsylvania Higher Educational Facilities Authority:
0.875%, 2/1/2018, Call 8/1/2017	2,300,000	2,299,678
1.200%, 11/1/2017 (8)	2,300,000	2,298,413
Pennsylvania Turnpike Commission:
1.010%, 12/1/2017, Call 6/1/2017 (8)	560,000	559,384
1.160%, 12/1/2017, Call 6/1/2017 (8)	100,000	100,046
1.240%, 12/1/2018, Call 6/1/2018 (8)	6,000,000	6,000,600
1.440%, 12/1/2020, Call 6/1/2020 (8)	1,800,000	1,795,212
1.710%, 12/1/2019, Call 6/1/2019 (8)	2,225,000	2,247,984
Pennsylvania Turnpike Commission, AGC, 5.000%, 6/1/2017	600,000	618,678
Philadelphia Authority for Industrial Development, 4.000%, 10/1/2017	1,250,000	1,290,737
Philadelphia Gas Works Co., AMBAC, 5.000%, 10/1/2016	345,000	346,080
Scranton School District, AGM SAW, 2.000%, 6/15/2017	250,000	252,585
Scranton School District, SAW, 1.336%, 4/2/2018, Call 10/2/2017 (8)	3,000,000	3,002,100
Tunkhannock Area School District, BAM SAW, 2.000%, 1/15/2018	125,000	126,920
University Area Joint Authority, 0.960%, 11/1/2017, Call 5/1/2017 (8)	1,070,000	1,070,481
Wayne Highlands School District, BAM, 3.000%, 4/1/2017	120,000	121,607

		37,338,379

Puerto Rico — 0.0%
Puerto Rico Electric Power Authority, 0.000%, 7/1/2017	190,000	188,930
Puerto Rico Electric Power Authority, NATL-RE, 0.000%, 7/1/2017	15,000	14,916

		203,846

Rhode Island — 0.4%
Rhode Island Health & Educational Building Corp., 5.000%, 5/15/2018	1,000,000	1,066,570
Rhode Island Health & Educational Building Corp., NATL-RE, 5.500%, 4/1/2017	1,000,000	1,026,180

		2,092,750

Tennessee — 0.1%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, 3.000%, 11/1/2016	510,000	511,586
Tennessee Housing Development Agency, 4.500%, 7/1/2028, Call 1/1/2020	130,000	135,003

		646,589

Texas — 10.3%
Alamito Public Facility Corp., 1.000%, 10/1/2017, Call 4/1/2017 (8)	2,000,000	2,000,060

City of Houston:
1.310%, 6/1/2017, Call 12/1/2016 (8)	300,000	299,469
4.000%, 9/1/2017	200,000	206,314
City of Lewisville, AGM:
2.000%, 9/1/2016	325,000	325,000
2.000%, 9/1/2017	335,000	339,040
4.000%, 9/1/2018	340,000	358,078
Clear Brook City Municipal Utility District, BAM, 2.000%, 2/1/2018	220,000	223,025
County of Bexar, AGM, 4.000%, 8/15/2017	370,000	381,618
County of Jones, 4.000%, 9/1/2016	165,000	165,000
Crane County Water District, 4.000%, 2/15/2019	1,000,000	1,065,170
Denton County Fresh Water Supply District No. 7, AGM:
2.000%, 2/15/2018	465,000	472,240
2.000%, 2/15/2019	240,000	245,246
Fort Bend County Municipal Utility District No. 138, BAM:
2.000%, 9/1/2016	200,000	200,000
2.000%, 9/1/2017	200,000	202,116
Fort Bend County Municipal Utility District No. 151, MAC:
2.000%, 9/1/2016	165,000	165,000
2.000%, 9/1/2017	180,000	181,814
Fort Bend County Municipal Utility District No. 50, MAC:
2.000%, 9/1/2016	180,000	180,000
2.000%, 9/1/2017	340,000	343,393
Goose Creek Consolidated Independent School District, PSF, 1.350%, 8/15/2018 (8)	700,000	705,775
Grand Mission Municipal Utility District No. 1, BAM, 2.000%, 9/1/2016	340,000	340,000
Gulf Coast Industrial Development Authority, 0.750%, 11/1/2019, Call 9/1/2016 (8)	2,350,000	2,350,000
Harris County Municipal Utility District No. 371, BAM:
2.000%, 9/1/2018	290,000	295,574
2.000%, 9/1/2019	295,000	301,989
Harris County Municipal Utility District No. 468, AGM, 2.000%, 9/1/2017	100,000	101,246
Houston Independent School District, 5.000%, 9/15/2017	2,025,000	2,117,198
Houston Independent School District, PSF, 2.000%, 6/1/2017 (8)	1,025,000	1,034,615
Mansfield Independent School District, PSF, 1.750%, 8/1/2017 (8)	415,000	418,839
New Hope Cultural Education Facilities Finance Corp., 1.000%, 2/1/2018, Call 8/1/2017	2,000,000	2,002,160
North Texas Tollway Authority:
6.000%, 1/1/2020, Call 1/1/2018	220,000	235,345
6.000%, 1/1/2020, Call 1/1/2018	30,000	32,084
Northpointe Water Control & Improvement District, AGM, 2.000%, 9/1/2016	300,000	300,000
Northside Independent School District, PSF:
1.200%, 8/1/2017 (8)	90,000	90,315
2.125%, 8/1/2020, Call 2/1/2017 (8)	1,940,000	1,951,950
Port of Port Arthur Navigation District:
0.670%, 12/1/2039, Call 9/1/2016 (8)	8,500,000	8,500,000
0.670%, 11/1/2040, Call 9/1/2016 (8)	7,500,000	7,500,000
0.680%, 12/1/2039, Call 9/1/2016 (8)	10,000,000	10,000,000
Spring Creek Utility District of Montgomery County, BAM, 2.000%, 10/1/2017	375,000	379,260
Tarrant County Cultural Education Facilities Finance Corp.:
2.500%, 12/1/2018, Call 5/1/2017	2,525,000	2,549,063
4.000%, 9/1/2017	550,000	567,639
5.000%, 10/1/2017	1,025,000	1,073,226
5.250%, 8/15/2028, Call 8/15/2018	230,000	249,773
Tender Option Bond Trust Receipts/Certificates, 0.840%, 7/1/2021 (6) (8)	8,500,000	8,500,000
Texas Municipal Gas Acquisition & Supply Corp. II:
1.030%, 9/15/2017 (8)	100,000	99,700
1.137%, 9/15/2017 (8)	1,650,000	1,646,387
Trail of the Lakes Municipal Utility District, BAM, 5.000%, 4/1/2019	120,000	131,375
Travis County Water Control & Improvement District No. 17, BAM:
0.000%, 11/1/2016	390,000	389,555
0.000%, 11/1/2017	250,000	247,143
Walnut Creek Special Utility District, MAC, 2.000%, 1/10/2017	255,000	256,323

		61,719,117

Utah — 0.3%
Utah Associated Municipal Power Systems, 5.000%, 6/1/2017	1,670,000	1,721,854

Virginia — 0.2%
Virginia Small Business Financing Authority, 5.000%, 11/1/2017	1,215,000	1,276,892

Washington — 0.9%
County of Skagit, 2.000%, 12/1/2018	485,000	497,542
Grant County Public Hospital District No. 1, RADIAN, 5.000%, 12/1/2016	325,000	328,113
Pierce County School District No 10 Tacoma, 5.000%, 12/1/2017	2,280,000	2,403,052
Washington Biomed Research Properties 3.2, 5.000%, 1/1/2019	500,000	549,860
Washington Health Care Facilities Authority, 2.500%, 12/1/2017 (6)	400,000	401,852
Washington Higher Education Facilities Authority, 5.000%, 10/1/2016	1,000,000	1,002,790

		5,183,209

West Virginia — 0.0%
Berkeley County Building Commission:
3.000%, 9/1/2016	140,000	140,000
3.000%, 9/1/2017	50,000	51,188

		191,188

Wisconsin — 4.8%
City of Edgerton, 1.750%, 6/1/2017, Call 9/30/2016	1,925,000	1,926,174
City of Milwaukee, 0.850%, 2/15/2032, Call 9/1/2016 (8)	11,000,000	11,000,000
City of South Milwaukee, 4.000%, 9/1/2017, Call 10/3/2016	100,000	100,245
City of Waukesha, 2.000%, 7/1/2017, Call 4/1/2017	8,670,000	8,732,944
County of Langlade:
2.000%, 10/1/2016	350,000	350,287
2.000%, 10/1/2017	365,000	368,676
2.000%, 10/1/2018	100,000	101,609
Hilbert School District, 2.100%, 4/1/2019, Call 4/1/2018	1,580,000	1,606,007
Town of Salem, 1.375%, 11/1/2018, Call 11/1/2017	1,690,000	1,694,918
Town of Somers, 4.000%, 8/1/2017	435,000	446,458
Wisconsin Center District:
3.000%, 12/15/2016	615,000	618,924
3.000%, 12/15/2017	635,000	651,288
Wisconsin Health & Educational Facilities Authority:
3.000%, 8/15/2017	410,000	417,511
3.300%, 10/1/2016	50,000	50,094
5.000%, 9/1/2016	375,000	375,000
5.000%, 8/15/2021, Call 8/15/2018	150,000	162,477

		28,602,612

Total Municipals (identified cost $594,775,236)		595,171,194

Mutual Funds — 0.3%

New York — 0.3%
Nuveen New York AMT-Free Municipal Income Fund, Preferred Shares, 1.180%, 10/1/2017, Call 10/3/2016 (6) (8) (13)	2,000,000	2,000,140

Total Mutual Funds (identified cost $2,000,000)		2,000,140

Short-Term Investments — 1.5%

Mutual Funds — 0.1%
BMO Tax-Free Money Market Fund - Premier Class, 0.510% (4)	568,942	568,942

Short-Term Municipals — 1.4%

Georgia — 0.0%
Private Colleges & Universities Authority, 3.000%, 10/1/2016	$150,000	150,210

New Jersey — 0.9%
Passaic County Improvement Authority, County Guarantee, 2.000%, 6/28/2017	5,000,000	5,048,250

New York — 0.3%
City of Glens Falls, 1.500%, 11/23/2016, Call 10/3/2016	2,000,000	2,003,640

Ohio — 0.2%
City of Cleveland Heights, 1.750%, 7/26/2017	725,000	729,132
County of Richland, 2.750%, 1/5/2017	247,000	248,438

		977,570

Texas — 0.0%
Clear Brook City Municipal Utility District, BAM, 2.000%, 2/1/2017	100,000		100,449

Total Short-Term Municipals			8,280,119

Total Short-Term Investments (identified cost $8,846,047)			8,849,061

Total Investments — 100.7% (identified cost $605,621,283)			606,020,395
Other Assets and Liabilities — (0.7)%			(4,041,230)

Total Net Assets — 100.0%		$	601,979,165

(4) Denotes an investment in an affiliated entity. Please refer to Note 5, subsection Investments in Affiliated Issuers, in the Notes to Financial Statements.

(6) Denotes a restricted security which is subject to restrictions on resale under federal securities law. These securities have been deemed liquid based on criteria approved by the Board of Directors of the BMO Funds. At August 31, 2016, these securities amounted to:

Fund	Amount	% of Total Net Assets

Ultra Short Tax-Free Fund	$47,463,970	7.88%

(8) Denotes a variable or floating rate security. Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of August 31, 2016.

(9) Purchased on a when-issued or delayed delivery basis.

(13) Issue represents an Auction Rate Security. An Auction Rate Security is a corporate or municipal bond debt instrument with a long nominal maturity for which the interest rate is regularly reset through a Dutch auction. The rate presented is either the rate set through the auction or the maximum interest rate provided for in the security issuance provision.

Short Tax-Free Fund

SCHEDULE OF INVESTMENTS – As of August 31, 2016

Description	Shares or Principal Amount		Value

Municipals — 99.8%

Alabama — 2.1%
Alabama Federal Aid Highway Finance Authority, 5.000%, 9/1/2018	$1,000,000	$	1,080,940
Alabama State Docks Department, NATL-RE, 5.000%, 10/1/2019, Call 10/3/2016	100,000		100,270
Black Belt Energy Gas District, 4.000%, 6/1/2021, Call 3/1/2021 (8)	1,000,000		1,117,260
Columbia Industrial Development Board, 0.620%, 12/1/2037, Call 9/1/2016 (8)	1,300,000		1,300,000
County of Jefferson, AGM, 1.015%, 2/1/2042, Call 9/15/2016 (8)	259,832		222,084

			3,820,554

Alaska — 0.5%
Alaska Housing Finance Corp., NATL-RE, 5.250%, 12/1/2021, Call 12/1/2017	100,000		105,692
Alaska Industrial Development & Export Authority, 4.000%, 4/1/2017	200,000		203,662
City of Valdez, 5.000%, 1/1/2021	500,000		575,860

			885,214

Arizona — 2.9%
Arizona Health Facilities Authority:
2.410%, 2/5/2020, Call 8/9/2019 (8)	250,000		255,685
2.410%, 2/5/2020, Call 8/9/2019 (8)	250,000		255,685
Arizona School Facilities Board, AMBAC, 5.000%, 7/1/2017	130,000		134,187
City of El Mirage, 5.000%, 7/1/2022, Call 7/1/2020	465,000		530,016
County of Pima, 5.000%, 12/1/2021	1,000,000		1,187,240
Greater Arizona Development Authority, 5.000%, 8/1/2024, Call 8/1/2018	25,000		26,865
Industrial Development Authority of the City of Phoenix, 3.000%, 7/1/2020 (6)	185,000		190,459
La Paz County Industrial Development Authority, 5.000%, 2/15/2021 (6)	750,000		834,690
Maricopa County Industrial Development Authority, 2.550%, 7/1/2021	500,000		505,665
Phoenix Civic Improvement Corp., 5.500%, 7/1/2019 (14)	100,000		111,706
Pinal County School District No. 1 Florence, BAM, 4.000%, 7/1/2020	250,000		275,168
Salt Verde Financial Corp., 5.000%, 12/1/2016	30,000		30,293
Scottsdale Industrial Development Authority, FSA, 0.650%, 9/1/2045, Call 9/6/2016 (8) (13)	575,000		575,000
State of Arizona, AGM, 5.000%, 7/1/2018	500,000		538,230

			5,450,889

Arkansas — 0.4%
City of Cabot, 2.550%, 6/1/2043, Call 6/1/2023	205,000		204,863
City of Hot Springs, 5.000%, 12/1/2020	245,000		282,568
City of Rogers, 2.125%, 11/1/2029, Call 11/1/2021	190,000		190,564
DeWitt School District No. 1, SAW, 3.000%, 6/1/2017	100,000		101,827

			779,822

California — 6.2%
Abag Finance Authority for Nonprofit Corps., 5.000%, 7/1/2020	500,000		570,315
Bay Area Toll Authority, 1.660%, 4/1/2024, Call 10/1/2023 (8)	500,000		507,875
BB&T Municipal Trust, 1.360%, 11/15/2019 (6) (8)	500,000		502,045
California Health Facilities Financing Authority, NATL-RE:
0.690%, 7/15/2018, Call 9/22/2016 (8) (13)	100,000		97,559
0.840%, 7/1/2022, Call 9/1/2016 (8) (13)	500,000		482,366
California Housing Finance Agency, AGM GO, 1.225%, 2/1/2037, Call 9/1/2016 (8) (13)	10,000		9,568
California Housing Finance Agency, NATL-RE GO, 1.242%, 8/1/2038, Call 9/8/2016 (8) (13) (15)	5,000		4,570
California Pollution Control Financing Authority, 0.600%, 11/1/2016 (6) (8)	1,000,000		1,000,000
California School Finance Authority, 4.000%, 8/1/2018 (6)	300,000		316,101
California State Public Works Board:
5.000%, 4/1/2020	320,000		367,322
5.000%, 11/1/2020, Call 11/1/2019	35,000		39,556
5.125%, 10/1/2022, Call 10/1/2019	245,000		276,267
California Statewide Communities Development Authority:
3.500%, 11/1/2018	100,000		102,084
5.000%, 12/1/2025 (6)	200,000		244,324

California Statewide Communities Development Authority, AGM, 3.000%, 10/1/2017	200,000	203,490
California Statewide Communities Development Authority, CMI, 2.500%, 8/1/2020, Call 11/1/2016	500,000	501,155
California Statewide Communities Development Authority, NATL-RE, 1.295%, 4/1/2028 (8) (13)	75,000	65,927
Carson Redevelopment Agency Successor Agency, AGM, 5.000%, 10/1/2020	675,000	780,064
Chino Redevelopment Agency, AMBAC, 4.000%, 9/1/2019, Call 10/3/2016	250,000	253,032
City of Redding, NATL-RE, 0.928%, 7/1/2022 (8) (13)	150,000	141,580
County of San Joaquin, 4.000%, 4/1/2019	225,000	241,961
Florin Resource Conservation District, NATL-RE, 4.000%, 9/1/2018	500,000	529,120
Lynwood Unified School District, 5.000%, 8/1/2017	500,000	518,480
Mendota Unified School District, 0.000%, 8/1/2018, Call 10/3/2016	350,000	330,165
Northern California Gas Authority No. 1:
1.033%, 7/1/2017 (8)	40,000	39,897
1.063%, 7/1/2019 (8)	1,040,000	1,018,805
Sacramento Redevelopment Agency Successor Agency, BAM, 5.000%, 12/1/2022	385,000	469,538
State of California:
1.047%, 12/1/2017, Call 6/1/2017 (8)	250,000	250,143
1.177%, 12/3/2018, Call 6/1/2018 (8)	610,000	612,135
1.460%, 5/1/2018, Call 11/1/2017 (8)	180,000	180,459
Stockton Unified School District, AGM, 5.000%, 8/1/2018, Call 8/1/2017	200,000	208,040
Twin Rivers Unified School District, AGM:
3.200%, 6/1/2020, Call 11/1/2016 (8)	295,000	296,233
3.200%, 6/1/2020, Call 11/1/2016 (8)	245,000	245,862

		11,406,038

Colorado — 3.4%
Auraria Higher Education Center:
6.000%, 5/1/2018	169,000	182,990
6.000%, 5/1/2019	178,000	200,588
City of Burlington, 3.000%, 11/1/2019	100,000	103,973
Colorado Educational & Cultural Facilities Authority:
2.500%, 12/15/2019 (6)	590,000	598,549
3.000%, 10/1/2017	380,000	388,512
3.000%, 11/15/2017	200,000	205,520
5.000%, 10/1/2021	1,000,000	1,165,440
Colorado Health Facilities Authority:
1.875%, 11/6/2019 (8)	400,000	405,864
4.000%, 12/1/2018	250,000	265,737
4.500%, 2/1/2019	250,000	266,530
County of Montrose:
4.000%, 12/1/2018	175,000	184,781
4.000%, 12/1/2019	200,000	214,682
Denver Health & Hospital Authority:
5.000%, 12/1/2017, Call 12/1/2016	275,000	277,709
5.000%, 12/1/2020, Call 12/1/2016	250,000	252,522
E-470 Public Highway Authority, 1.740%, 8/31/2017, Call 3/1/2017 (8)	550,000	550,858
E-470 Public Highway Authority, NATL-RE:
4.500%, 9/1/2016	55,000	55,000
5.000%, 9/1/2017, Call 9/1/2016	300,000	300,000
Regional Transportation District, 5.000%, 6/1/2025, Call 6/1/2020	500,000	564,315
Wheatlands Metropolitan District, BAM, 4.000%, 12/1/2020	125,000	137,454

		6,321,024

Connecticut — 0.8%
Connecticut State Health & Educational Facility Authority, 2.875%, 9/1/2020, Call 9/1/2017 (6)	250,000	251,392
Connecticut State Health & Educational Facility Authority, NATL-RE, 5.000%, 7/1/2023, Call 7/1/2017	150,000	155,424
State of Connecticut:
1.440%, 8/15/2018 (8)	250,000	251,295
1.480%, 5/15/2018 (8)	150,000	151,310
1.480%, 9/15/2019 (8)	115,000	116,147
5.000%, 3/15/2021	500,000	582,955

		1,508,523

Delaware — 0.1%
Delaware State Housing Authority, 4.800%, 1/1/2023, Call 7/1/2018	130,000	134,447

Florida — 6.6%
Brevard County Health Facilities Authority:
5.000%, 4/1/2020	500,000	566,940
5.000%, 4/1/2021	400,000	466,224
Citizens Property Insurance Corp., 4.250%, 6/1/2017	50,000	51,323
City of Miami Gardens, 3.000%, 7/1/2017	250,000	254,730
City of Port St. Lucie, 5.000%, 7/1/2020	295,000	338,748
City of Tampa, 5.000%, 11/15/2020, Call 5/15/2020	25,000	28,596
Columbia County School Board:
5.000%, 7/1/2019	920,000	1,013,380
5.000%, 7/1/2021	400,000	469,324
County of Brevard, AMBAC, 4.000%, 7/1/2017, Call 9/8/2016	250,000	250,050
County of Broward, 5.000%, 10/1/2020	100,000	116,215
County of Broward, AMBAC, 5.000%, 9/1/2020, Call 10/3/2016	100,000	100,307
County of Jackson, 0.640%, 7/1/2022, Call 9/1/2016 (8)	1,330,000	1,330,000
County of Miami-Dade, AGC, 5.000%, 6/1/2017	50,000	51,605
County of Okeechobee, 1.550%, 7/1/2021 (8)	800,000	801,624
Emerald Coast Utilities Authority, BAM, 5.000%, 1/1/2021	300,000	348,393
Florida HomeLoan Corp., GNMA/FNMA COLL, 3.100%, 1/1/2017	285,000	287,186
Florida HomeLoan Corp., GNMA/FNMA/FHLMC, 4.600%, 1/1/2029, Call 1/1/2020	80,000	84,714
Florida Municipal Power Agency, AMBAC, 0.980%, 10/1/2027, Call 9/7/2016 (8) (13)	575,000	519,512
Florida Municipal Power Agency, NATL-RE FGIC, 0.980%, 10/1/2027 (8) (13)	25,000	22,759
Halifax Hospital Medical Center:
5.000%, 6/1/2020	325,000	368,963
5.000%, 6/1/2021	300,000	348,270
Hillsborough County Industrial Development Authority, 5.000%, 10/1/2021, Call 10/3/2016	200,000	200,684
Miami-Dade County Educational Facilities Authority, AMBAC, 5.250%, 4/1/2020	40,000	45,946
Miami-Dade County School Board Foundation, Inc.:
5.000%, 5/1/2018	300,000	320,439
5.000%, 5/1/2019	225,000	248,562
Miami-Dade County School Board Foundation, Inc., AMBAC, 5.000%, 8/1/2023, Call 8/1/2018	100,000	107,244
Orange County Health Facilities Authority, 3.000%, 8/1/2017	350,000	356,338
Orlando Community Redevelopment Agency, 4.000%, 9/1/2017	70,000	71,256
Pinellas County Educational Facilities Authority, 5.000%, 10/1/2017	300,000	312,534
Pinellas County Health Facilities Authority, NATL-RE, 0.665%, 11/15/2023, Call 9/1/2016 (8) (13)	200,000	189,127
School District of Broward County, 5.000%, 7/1/2019	1,000,000	1,111,800
Southeast Overtown Park West Community Redevelopment Agency, 5.000%, 3/1/2019 (6)	250,000	270,700
St. Lucie County School Board, NATL-RE, 5.000%, 10/1/2020, Call 10/1/2016	70,000	70,222
Sumter County Industrial Development Authority:
4.000%, 7/1/2017	500,000	513,120
5.000%, 7/1/2020	235,000	266,351
5.000%, 7/1/2020	300,000	340,023
Tampa Bay Water:
5.000%, 10/1/2017	15,000	15,698
5.000%, 10/1/2017	25,000	26,163

		12,285,070

Georgia — 2.6%
Atlanta Development Authority, 4.000%, 9/1/2020	500,000	560,345
Burke County Development Authority, 1.650%, 6/18/2021 (8)	250,000	251,838
Burke County Development Authority, AGM, 0.867%, 1/1/2024, Call 9/1/2016 (8) (13)	410,000	387,438
City of Atlanta:
1.848%, 11/1/2018, Call 5/1/2018 (8)	250,000	253,810
5.000%, 1/1/2021	250,000	288,612
6.000%, 11/1/2029, Call 11/1/2019	290,000	337,050
County of DeKalb, 5.000%, 10/1/2020	150,000	174,519
DeKalb Private Hospital Authority, 5.000%, 11/15/2021, Call 11/15/2019	420,000	476,473
Gainesville & Hall County Hospital Authority, 1.510%, 2/18/2020, Call 8/22/2019 (8)	350,000	350,070
Heard County Development Authority, AGM, 0.867%, 1/1/2024, Call 9/1/2016 (8) (13)	25,000	23,007
Main Street Natural Gas, Inc.:
5.000%, 3/15/2019	1,000,000	1,092,130
5.250%, 9/15/2018	100,000	108,057
Monroe County Development Authority, AGM, 0.906%, 1/1/2020, Call 9/15/2016 (8) (13)	500,000	474,460

		4,777,809

Guam — 0.6%
Territory of Guam:
5.000%, 12/1/2021	500,000	582,040
5.000%, 12/1/2022	500,000	592,025

		1,174,065

Idaho — 0.1%
Idaho Health Facilities Authority, 6.500%, 11/1/2023, Call 11/1/2018	150,000	168,143
Idaho Housing & Finance Association, 5.000%, 7/15/2022, Call 7/15/2019	75,000	83,162

		251,305

Illinois — 14.1%
Bureau & Putnam Counties High School District No. 500 Princeton Township, BAM, 2.000%, 12/1/2018	400,000	405,352
Chicago Board of Education, 4.560%, 3/1/2017, Call 10/3/2016 (8)	1,000,000	994,320
Chicago O’Hare International Airport:
5.000%, 1/1/2019	200,000	218,488
5.000%, 1/1/2021, Call 1/1/2018	100,000	105,473
5.000%, 1/1/2022	100,000	118,560
Chicago Transit Authority, 5.500%, 6/1/2019, Call 12/1/2018	105,000	114,175
City of Chicago:
5.000%, 1/1/2018	50,000	51,243
5.000%, 1/1/2021	840,000	949,712
5.000%, 11/1/2021	1,000,000	1,154,650
City of Chicago, AMBAC, 4.000%, 1/1/2017, Call 10/3/2016	50,000	50,122
City of Chicago, NATL-RE, 5.000%, 1/1/2020, Call 1/1/2018	175,000	183,157
City of Peoria, 3.000%, 1/1/2019	300,000	311,751
City of Waukegan, 5.000%, 12/30/2020	250,000	284,415
Clyde Park District, AGM, 4.250%, 2/1/2019	500,000	517,830
Cook County High School District No. 209 Proviso Township, AGM, 5.000%, 12/1/2019, Call 12/1/2016 (14)	50,000	50,493
Cook County School District No. 100 South Berwyn, BAM, 2.000%, 12/1/2017	65,000	65,804
Cook County Township High School District No. 201 J Sterling Morton, AMBAC:
0.000%, 12/1/2018	170,000	157,136
0.000%, 12/1/2019	100,000	88,841
Cook County Township High School District No. 220 Reavis, 4.000%, 12/1/2017	100,000	103,877
Cook Kane Lake & McHenry Counties Community College District No. 512, 5.000%, 12/1/2019	1,000,000	1,127,040
County of Cook:
5.000%, 11/15/2020, Call 11/15/2019	250,000	276,092
5.000%, 11/15/2021	720,000	833,306
County of Winnebago, NATL-RE, 4.250%, 12/30/2019, Call 12/30/2016	50,000	50,518
DeKalb County Community Unit School District No. 424 Genoa-Kingston, AMBAC, 0.000%, 1/1/2018	350,000	342,359
Du Page & Will Counties Community School District No. 204 Indian Prairie, 2.000%, 12/30/2019, Call 12/30/2017	575,000	582,803
Illinois Finance Authority:
1.300%, 5/8/2017 (8)	1,000,000	1,001,530
1.696%, 5/1/2021, Call 11/1/2020 (8)	1,000,000	1,001,960
2.250%, 5/15/2017	225,000	225,954
2.500%, 5/15/2018	150,000	151,766
4.000%, 10/1/2018	275,000	287,977
5.000%, 7/1/2017	250,000	257,677
5.000%, 2/15/2018	40,000	42,362
5.000%, 2/15/2022	1,000,000	1,141,190
5.000%, 11/15/2022	555,000	665,079
5.500%, 8/15/2018	100,000	108,915
Illinois Finance Authority, AGM:
0.000%, 1/1/2018	40,000	39,591
0.000%, 1/1/2018	55,000	53,983
Illinois Housing Development Authority, AGM, 4.400%, 9/1/2020, Call 10/3/2016	190,000	190,519
Kane County Forest Preserve District, CIFG, 0.000%, 12/15/2024, Call 12/15/2016	500,000	342,895
Kane County School District No. 131 Aurora East Side, 1.250%, 6/1/2036, Call 9/20/2016 (8)	1,000,000	1,000,000
Kane McHenry Cook & De Kalb Counties Unit School District No. 300, 5.000%, 1/1/2023	1,000,000	1,194,270
Kendall, Kane, & Will Counties Community Unit School District No. 308, NATL-RE FGIC, 4.250%, 10/1/2020, Call 10/1/2017	50,000	51,719
Lake County Community High School District No. 117 Antioch, NATL-RE FGIC, 0.000%, 12/1/2016	235,000	234,215
Lake County Forest Preserve District, 0.917%, 12/15/2020 (8)	300,000	299,550

Marion-Clinton Counties High School District No. 200-Centralia, BAM, 3.000%, 12/1/2019	185,000	193,791
McHenry & Lake Counties Community Consolidated School District No. 15, AGM, 0.000%, 1/1/2018	100,000	98,253
Metropolitan Pier & Exposition Authority, NATL, 0.000%, 12/15/2021	920,000	795,726
Metropolitan Pier & Exposition Authority, NATL-RE FGIC, 0.000%, 6/15/2020	30,000	27,243
Montgomery & Bond Counties Community Unit School District No. 3 Hillsboro, AGM, 4.100%, 12/1/2016	30,000	30,228
Quad Cities Regional Economic Development Authority, 4.000%, 10/1/2019	400,000	429,512
Railsplitter Tobacco Settlement Authority, 5.000%, 6/1/2018	40,000	42,775
Rock Island County Public Building Commission, 3.700%, 12/1/2018	210,000	214,282
Southwestern Illinois Development Authority, AGM, 5.250%, 2/1/2023, Call 2/1/2017	250,000	254,297
State of Illinois:
3.875%, 9/1/2017	100,000	102,874
5.000%, 5/1/2017	250,000	256,637
5.000%, 1/1/2018	1,000,000	1,044,190
5.000%, 4/1/2020	100,000	109,452
State of Illinois, AGM, 4.500%, 9/1/2020, Call 10/3/2016	100,000	100,111
State of Illinois, NATL-RE FGIC, 5.500%, 6/15/2017	30,000	31,113
Town of Cicero, 5.000%, 1/1/2020	500,000	550,810
Town of Cicero, AGM, 4.000%, 1/1/2017	250,000	252,570
United City of Yorkville, AMBAC, 4.000%, 12/30/2018, Call 12/30/2016	145,000	146,356
Village of Maywood, 4.000%, 1/1/2017	500,000	502,170
Village of Round Lake Beach:
2.000%, 1/1/2018	275,000	279,249
2.000%, 1/1/2018	205,000	208,167
Wabash General Hospital District, AMBAC, 4.750%, 9/1/2016	450,000	450,000
Wayne County Public School District No. 112 Fairfield, 3.000%, 12/1/2017	205,000	207,636
Will & Kankakee Counties School District No. 255, 4.000%, 6/1/2019	1,110,000	1,182,250
Will County Community High School District No. 210 Lincoln-Way, 4.000%, 1/1/2022, Call 1/1/2019	1,000,000	990,040
Will County School District No. 159 Mokena, 2.000%, 12/1/2018	110,000	111,593
Will County School District No. 88A Richland, 1.100%, 1/1/2017	30,000	30,022
Winnebago County School District No. 122 Harlem-Loves Park, AGM, 0.000%, 1/1/2017	25,000	24,849

		26,094,865

Indiana — 1.8%
Center Grove Community School Corp., 2.000%, 1/1/2018	505,000	510,267
City of Whiting, 1.850%, 10/1/2019 (8)	1,000,000	1,014,380
County of Jasper, NATL-RE, 5.600%, 11/1/2016	175,000	176,286
County of Lake, 2.000%, 7/15/2017	245,000	246,813
Hammond Local Public Improvement Bond Bank, 5.000%, 8/1/2018, Call 2/1/2018	150,000	156,012
Indiana Finance Authority:
4.000%, 10/1/2017	250,000	258,638
5.000%, 5/1/2020	100,000	113,963
5.000%, 8/15/2020	250,000	278,545
5.250%, 10/1/2022, Call 10/1/2021	150,000	178,895
Indianapolis Local Public Improvement Bond Bank, 5.000%, 6/1/2020	100,000	113,645
Jasper Hospital Authority, 5.000%, 11/1/2020	250,000	281,652

		3,329,096

Iowa — 0.5%
People’s Memorial Hospital of Buchanan County, 1.500%, 12/1/2018, Call 6/1/2018	1,000,000	999,770

Kansas — 0.4%
Bourbon County Unified School District No. 234 Fort Scott, 5.000%, 9/1/2020	420,000	482,824
Kansas Development Finance Authority, AMBAC, 0.000%, 7/1/2019	100,000	95,047
Kansas Development Finance Authority, BAM, 5.000%, 12/1/2019	200,000	221,952

		799,823

Kentucky — 1.1%
Kentucky Asset Liability Commission, 5.000%, 9/1/2023	500,000	608,620
Kentucky Asset Liability Commission, NATL-RE, 0.907%, 11/1/2017 (8)	55,000	54,895
Kentucky Interlocal School Transportation Association, 2.000%, 3/1/2019	500,000	506,935
Kentucky State Property & Building Commission:
5.375%, 11/1/2023, Call 11/1/2018	20,000	21,971
5.375%, 11/1/2023, Call 11/1/2018	5,000	5,465
Lexington Center Corp., AGC, 4.100%, 10/1/2020, Call 10/1/2017	265,000	273,485
Louisville - Jefferson County Metropolitan Government, 5.000%, 10/1/2020	550,000	634,183

		2,105,554

Louisiana — 1.5%
Eclipse Funding Trust, 0.580%, 11/1/2031, Call 11/1/2017 (6) (8)	1,500,000	1,500,000
Evangeline Parish Road & Drain Sales Tax District No. 1, AGM, 5.000%, 12/1/2020	400,000	461,692
Louisiana Housing Corp., FHA, 2.500%, 12/1/2031, Call 6/1/2020	65,000	66,554
Louisiana Local Government Environmental Facilities & Community Development Authority, 1.046%, 8/1/2018, Call 2/1/2018 (8)	450,000	446,643
Louisiana Public Facilities Authority, AMBAC, 0.928%, 9/1/2027, Call 9/6/2016 (8) (13)	50,000	45,564
St. Charles Parish Consolidated Waterworks & Wastewater District No. 1, AMBAC, 5.000%, 7/1/2025, Call 7/1/2017	100,000	103,616
State of Louisiana, 5.000%, 11/15/2020, Call 5/15/2020	110,000	125,820

		2,749,889

Maine — 0.1%
City of Portland:
4.000%, 7/1/2019	130,000	138,418
4.000%, 7/1/2020	110,000	118,680

		257,098

Maryland — 0.2%
City of Baltimore, 0.497%, 7/1/2037, Call 9/7/2016 (8) (13)	25,000	20,479
City of Baltimore, NATL-RE, 0.897%, 7/1/2020 (8) (13)	50,000	48,443
Howard County Housing Commission, 1.810%, 7/1/2018, Call 1/1/2018 (8)	150,000	150,106
Maryland Community Development Administration, 4.300%, 9/1/2017, Call 3/1/2017	150,000	152,646
Maryland Community Development Administration, GNMA/FNMA, 4.500%, 3/1/2027, Call 3/1/2021	65,000	68,874

		440,548

Massachusetts — 0.9%
Commonwealth of Massachusetts, NATL-RE FGIC, 0.510%, 12/1/2030, Call 9/1/2016 (8) (13)	100,000	91,141
Massachusetts Development Finance Agency:
0.950%, 7/1/2017, Call 1/1/2017 (8)	1,000,000	1,000,330
4.000%, 4/15/2020	430,000	462,745
Massachusetts Municipal Wholesale Electric Co., MBIA, 0.597%, 7/1/2018, Call 9/6/2016 (8) (13)	75,000	72,949

		1,627,165

Michigan — 4.5%
Avondale School District, Q-SBLF, 5.000%, 11/1/2018	300,000	325,626
City of Detroit Water Supply System Revenue, AGM, 5.000%, 7/1/2020, Call 10/3/2016	25,000	25,077
City of Detroit Water Supply System Revenue, BHAC, 4.000%, 7/1/2017	100,000	102,683
City of Detroit Water Supply System Revenue, BHAC FGIC, 5.750%, 7/1/2024, Call 7/1/2018	200,000	215,910
City of Port Huron, AMBAC, 4.250%, 10/1/2016	100,000	100,151
City of Wyandotte, BAM:
5.000%, 10/1/2017	100,000	104,485
5.000%, 10/1/2018	200,000	215,102
5.000%, 10/1/2019	250,000	273,860
Dexter Community Schools, NATL-RE Q-SBLF, 5.100%, 5/1/2018	225,000	235,492
East Branch of the Willow Creek and Branches Drainage District, AGM, 3.800%, 6/1/2017, Call 10/3/2016	40,000	40,085
Grosse Ile Township School District, Q-SBLF, 5.000%, 5/1/2020	595,000	677,164
Lake St. Claire Clean Water Initiative, 5.000%, 10/1/2020	150,000	171,543
Lawrence Public Schools, Q-SBLF, 4.000%, 5/1/2018	255,000	268,110
Marquette Board of Light & Power, 5.000%, 7/1/2020	150,000	172,183
Michigan State Building Authority, AGC FGIC:
0.000%, 10/15/2021, Call 10/15/2016	135,000	106,592
0.000%, 10/15/2021, Call 10/15/2016	115,000	90,746
Michigan State Hospital Finance Authority:
5.000%, 11/15/2018, Call 11/15/2016	200,000	201,704
5.000%, 11/15/2020, Call 11/15/2019	520,000	581,682
Michigan State Housing Development Authority, 4.600%, 12/1/2026, Call 6/1/2021	10,000	10,653
Montrose Community Schools, NATL-RE Q-SBLF, 6.200%, 5/1/2017	190,000	196,295
Muskegon Public Schools, Q-SBLF, 4.250%, 5/1/2021, Call 5/1/2019	200,000	216,096
Rib Floater Trust Various States, 0.710%, 7/1/2018 (6) (8)	1,900,000	1,900,000
Romulus Community Schools, AGM:
3.000%, 11/1/2016	110,000	110,349
4.000%, 11/1/2017	100,000	103,405
State of Michigan, 5.500%, 11/1/2021, Call 5/1/2019	300,000	337,440
Taylor Tax Increment Finance Authority, AGM, 4.000%, 5/1/2021, Call 10/3/2016	270,000	270,429
Wayne County Airport Authority, 5.000%, 12/1/2022	200,000	239,414
Woodhaven-Brownstown School District, Q-SBLF, 4.000%, 5/1/2018	1,000,000	1,050,560

		8,342,836

Minnesota — 0.2%
City of Minneapolis / St. Paul Housing & Redevelopment Authority, AMBAC, 0.735%, 11/15/2017, Call 9/27/2016 (8) (13)	100,000	98,594
Minnesota Housing Finance Agency, 2.750%, 1/1/2018	150,000	152,587
St. Paul Housing & Redevelopment Authority, NATL-RE, 5.000%, 11/15/2021, Call 11/15/2017	50,000	52,541

		303,722

Mississippi — 1.5%
City of D’Iberville, 2.125%, 4/1/2017	190,000	190,756
City of Jackson, BAM, 4.000%, 9/1/2022	615,000	685,903
Mississippi Development Bank:
5.000%, 1/1/2018	1,000,000	1,056,230
5.000%, 8/1/2019	155,000	173,025
Mississippi Development Bank, AGC, 4.000%, 7/1/2017	240,000	246,219
Mississippi Development Bank, AMBAC, 4.375%, 8/1/2021, Call 10/3/2016	50,000	50,055
State of Mississippi, 1.090%, 9/1/2017, Call 3/1/2017 (8)	295,000	295,339

		2,697,527

Missouri — 3.7%
Chesterfield Valley Transportation Development District, 3.250%, 5/15/2028, Call 5/15/2023	225,000	234,909
Kansas City Planned Industrial Expansion Authority, 1.500%, 12/1/2018, Call 12/1/2017	1,000,000	1,003,050
Missouri Health & Educational Facilities Authority:
3.750%, 2/1/2017	45,000	45,521
4.000%, 2/1/2018	255,000	265,848
5.000%, 2/1/2024, Call 2/1/2021	250,000	284,622
Missouri Health & Educational Facilities Authority, AMBAC, 0.257%, 6/1/2020, Call 9/1/2016 (8) (13)	50,000	48,237
Missouri Housing Development Commission, GNMA FNMA, 4.700%, 3/1/2035, Call 9/1/2019	270,000	281,100
Missouri State Environmental Improvement & Energy Resources Authority, NATL-RE, 0.770%, 12/1/2022, Call 9/1/2016 (8) (13)	805,000	725,757
Southeast Missouri State University, 5.000%, 4/1/2019	1,000,000	1,101,750
St. Charles County Public Water District No. 2, 5.000%, 12/1/2021	1,000,000	1,188,920
St. Louis County Industrial Development Authority, 2.850%, 9/1/2018, Call 3/1/2017	600,000	600,750
St. Louis Municipal Finance Corp., 5.000%, 2/15/2021	500,000	574,920
St. Louis Municipal Finance Corp., AMBAC, 5.000%, 2/15/2019, Call 2/15/2017	450,000	458,757

		6,814,141

Nebraska — 0.2%
Central Plains Energy Project, 0.951%, 12/1/2017 (8)	310,000	308,744

Nevada — 1.1%
Clark County School District, NATL-RE FGIC:
5.000%, 6/15/2021, Call 6/15/2017	100,000	106,341
5.000%, 6/15/2023, Call 6/15/2017	175,000	186,069
County of Washoe, 3.000%, 6/1/2022 (8)	500,000	538,760
Las Vegas Valley Water District, 5.000%, 6/1/2021	1,000,000	1,181,510

		2,012,680

New Hampshire — 0.2%
New Hampshire Health and Education Facilities Authority Act, 5.250%, 10/1/2023, Call 10/1/2017	250,000	262,842

New Jersey — 2.5%
City of Jersey City, AGM, 4.000%, 2/15/2019	620,000	664,132
New Jersey Economic Development Authority, 2.246%, 2/1/2018, Call 8/1/2017 (8)	250,000	250,160
New Jersey Educational Facilities Authority, 5.000%, 7/1/2020, Call 7/1/2018	20,000	21,582
New Jersey Health Care Facilities Financing Authority, 5.125%, 7/1/2019, Call 7/1/2018	130,000	139,863
New Jersey Higher Education Student Assistance Authority:
4.875%, 12/1/2024, Call 12/1/2019	395,000	425,123
5.000%, 12/1/2017	370,000	388,411
5.000%, 6/1/2018	100,000	106,461
New Jersey Housing & Mortgage Finance Agency, 4.350%, 10/1/2017, Call 9/16/2016	200,000	200,220
New Jersey State Turnpike Authority, NATL-RE:
0.858%, 1/1/2030, Call 9/1/2016 (8) (13)	500,000	452,709
0.980%, 1/1/2030, Call 9/6/2016 (8) (13)	25,000	22,635
0.980%, 1/1/2030, Call 9/2/2016 (8) (13)	25,000	22,636

0.998%, 1/1/2030, Call 9/1/2016 (8) (13)	100,000	90,542
1.155%, 1/1/2030, Call 9/6/2016 (8) (13)	25,000	22,635
New Jersey Transportation Trust Fund Authority:
1.560%, 12/15/2019, Call 6/15/2019 (8)	475,000	466,402
4.000%, 12/15/2019	75,000	80,720
5.000%, 6/15/2019	150,000	163,914
New Jersey Transportation Trust Fund Authority, AGM, 5.250%, 12/15/2019	250,000	281,557
New Jersey Transportation Trust Fund Authority, FSA, 5.500%, 12/15/2017	300,000	317,451
New Jersey Transportation Trust Fund Authority, NATL-RE:
5.500%, 12/15/2019	135,000	152,654
5.500%, 12/15/2020	10,000	11,583
Township of Lopatcong, NATL-RE, 4.000%, 9/1/2018, Call 9/1/2017	30,000	31,009
Township of Lyndhurst, XLCA, 3.550%, 10/1/2016	90,000	90,181
West Orange School District, NATL-RE, 5.000%, 10/1/2017, Call 10/1/2016	200,000	200,634

		4,603,214

New Mexico — 1.6%
City of Farmington, 1.875%, 4/1/2020 (8)	1,000,000	1,020,240
County of Bernalillo, 5.750%, 10/1/2017	300,000	308,034
New Mexico Mortgage Finance Authority, 5.300%, 9/1/2040, Call 9/1/2019	30,000	31,287
New Mexico Municipal Energy Acquisition Authority, 1.081%, 8/1/2019, Call 2/1/2019 (8)	650,000	647,218
Town of Clayton, NATL, 4.000%, 11/1/2017	1,000,000	1,033,000

		3,039,779

New York — 9.1%
City of Buffalo, AGM SAW, 2.375%, 11/15/2017	100,000	101,936
City of New York, AGM, 0.680%, 11/1/2026 (8)	595,000	595,000
County of Nassau, 5.000%, 10/1/2018	1,000,000	1,084,510
Erie County Industrial Development Agency, SAW, 5.250%, 5/1/2025, Call 5/1/2019	400,000	446,624
Long Island Power Authority, 0.996%, 11/1/2018, Call 5/1/2018 (8)	1,000,000	1,001,640
Long Island Power Authority, NATL-RE, 5.000%, 5/1/2017	150,000	153,972
Metropolitan Transportation Authority, 5.000%, 11/15/2021, Call 11/15/2016	150,000	151,253
Metropolitan Transportation Authority, AGM:
0.941%, 5/15/2018, Call 11/15/2017 (8)	250,000	250,358
0.994%, 11/1/2022, Call 9/1/2016 (8) (13)	500,000	479,969
1.046%, 11/1/2022, Call 9/7/2016 (8) (13)	900,000	863,835
New York City Transit Authority/Metropolitan Transportation Authority/Triborough Bridge & Tunnel, AMBAC:
1.396%, 1/1/2030, Call 9/16/2016 (8) (13)	100,000	89,822
1.433%, 1/1/2030, Call 9/26/2016 (8) (13)	500,000	461,101
1.439%, 1/1/2030, Call 9/7/2016 (8) (13)	100,000	92,211
1.442%, 1/1/2030, Call 9/6/2016 (8) (13)	625,000	562,996
New York City Transitional Finance Authority, 0.710%, 11/1/2022 (8)	1,000,000	1,000,000
New York City Transitional Finance Authority, SAW, 5.000%, 7/15/2021	1,000,000	1,193,410
New York Local Government Assistance Corp., AGM:
0.570%, 4/1/2017, Call 9/7/2016 (8) (13)	75,000	74,499
0.570%, 4/1/2017, Call 9/1/2016 (8) (13)	25,000	24,794
New York Mortgage Agency, 5.000%, 10/1/2019	600,000	667,830
New York State Dormitory Authority:
5.000%, 7/1/2018	1,000,000	1,077,780
5.000%, 12/15/2019	495,000	563,270
5.250%, 2/15/2024, Call 2/15/2019	400,000	443,776
New York State Dormitory Authority, NATL-RE, 0.680%, 7/1/2029, Call 9/6/2016 (8) (13)	575,000	511,959
New York State Energy Research & Development Authority, 2.000%, 5/1/2020 (8)	350,000	358,456
New York State Energy Research & Development Authority, NATL-RE, 0.980%, 12/1/2020, Call 9/7/2016 (8) (13)	1,000,000	956,606
New York State Housing Finance Agency, FNMA/FHLMC COLL, 0.900%, 11/1/2017	705,000	706,213
New York State Thruway Authority, 5.000%, 5/1/2019	1,000,000	1,109,460
New York State Urban Development Corp., 5.000%, 3/15/2021	1,000,000	1,182,860
State of New York, AGM, 0.572%, 3/15/2021, Call 9/1/2016 (8) (13)	25,000	24,300
State of New York, NATL-RE FGIC:
0.572%, 2/15/2022, Call 9/1/2016 (8) (13)	580,000	559,470
0.572%, 2/13/2032, Call 9/1/2016 (8) (13)	70,000	64,905

		16,854,815

North Carolina — 0.7%
County of Halifax, NATL-RE, 4.125%, 6/1/2019, Call 10/3/2016	165,000	165,357
North Carolina Eastern Municipal Power Agency, AGC, 6.000%, 1/1/2019	135,000	144,100

North Carolina Eastern Municipal Power Agency, FGIC, 0.793%, 1/1/2025 (8) (13)	600,000	476,962
University of North Carolina at Chapel Hill, 1.081%, 12/1/2017, Call 6/1/2017 (8)	525,000	526,990

		1,313,409

North Dakota — 0.7%
City of Williston, 5.000%, 5/1/2020	240,000	269,199
North Dakota Housing Finance Agency:
3.600%, 7/1/2032, Call 7/1/2022	265,000	275,653
3.750%, 7/1/2034, Call 7/1/2022	95,000	99,293
3.750%, 7/1/2042, Call 7/1/2022	155,000	164,878
Williston Parks & Recreation District, 3.250%, 3/1/2032, Call 9/16/2016	475,000	475,280

		1,284,303

Ohio — 1.4%
Bucyrus City School District, 0.000%, 12/1/2017	155,000	153,081
City of Cleveland, AGM, 5.000%, 1/1/2019	600,000	654,882
City of Cleveland, AMBAC, 5.250%, 1/1/2018	50,000	52,792
City of Harrison:
2.000%, 10/1/2018	180,000	180,931
4.000%, 11/1/2016	50,000	50,258
City of Marysville, XLCA:
5.250%, 12/1/2021, Call 12/1/2016	105,000	106,164
5.250%, 12/1/2021, Call 12/1/2016	45,000	45,514
Lancaster Port Authority, 0.951%, 8/1/2019, Call 2/1/2019 (8)	145,000	144,588
New Lexington City School District, BAM, 1.200%, 12/1/2017	110,000	109,905
Ohio Housing Finance Agency, GNMA/FNMA COLL, 4.000%, 5/1/2022, Call 5/1/2021	105,000	110,167
Pickerington Local School District, NATL-RE, 4.300%, 12/1/2024, Call 12/1/2016	35,000	35,303
State of Ohio, 0.850%, 1/15/2045, Call 9/1/2016 (8)	500,000	500,000
University of Toledo, 5.000%, 6/1/2020	375,000	428,978

		2,572,563

Oklahoma — 0.1%
Oklahoma Municipal Power Authority, 1.360%, 8/1/2018, Call 2/1/2018 (8)	155,000	155,332

Pennsylvania — 4.9%
Allegheny County Hospital Development Authority:
1.227%, 2/1/2021, Call 11/1/2016 (8)	130,000	130,140
5.375%, 8/15/2029, Call 8/15/2019	225,000	252,209
Allentown City School District, 5.000%, 2/15/2020, Call 2/15/2018	50,000	53,123
Berks County Municipal Authority, 2.060%, 7/1/2022, Call 7/1/2017 (8)	350,000	358,158
Capital Region Water, 5.000%, 7/15/2021	1,000,000	1,163,890
City of Philadelphia, 5.250%, 8/1/2018	100,000	107,930
City of Philadelphia, AGC, 5.125%, 8/1/2025, Call 8/1/2019	100,000	111,285
City of Philadelphia, AMBAC:
5.000%, 10/1/2017	250,000	261,240
5.000%, 10/1/2023, Call 10/1/2017	100,000	104,650
Commonwealth of Pennsylvania:
5.000%, 4/15/2020, Call 4/15/2019	600,000	666,072
5.000%, 3/15/2022	275,000	326,331
Cumberland County Municipal Authority, 5.000%, 1/1/2017	35,000	35,444
Delaware County Vocational & Technical School Authority, BAM:
1.200%, 11/1/2016	140,000	140,167
3.000%, 11/1/2018	120,000	124,342
Delaware Valley Regional Financial Authority, AMBAC, 5.500%, 8/1/2018	130,000	141,410
Lancaster County Solid Waste Management Authority, 5.000%, 12/15/2020	200,000	231,122
Lancaster Industrial Development Authority, 5.000%, 5/1/2020	285,000	313,908
Monroe County Hospital Authority, 5.000%, 1/1/2017	90,000	91,226
North Penn Water Authority, 0.831%, 11/1/2019, Call 5/1/2019 (8)	800,000	799,096
Northampton County General Purpose Authority, 1.960%, 8/15/2020, Call 2/15/2020 (8)	150,000	150,893
Pennsylvania Economic Development Financing Authority:
1.250%, 5/1/2017 (8)	180,000	180,090
5.000%, 3/1/2020	200,000	223,762
Pennsylvania Turnpike Commission:
1.240%, 12/1/2018, Call 6/1/2018 (8)	90,000	90,009
1.440%, 12/1/2020, Call 6/1/2020 (8)	325,000	324,136
1.540%, 12/1/2021, Call 6/1/2021 (8)	80,000	79,875
1.710%, 12/1/2019, Call 6/1/2019 (8)	600,000	606,198
Pittsburgh Public Parking Authority, NATL-RE, 0.000%, 12/1/2017	50,000	49,546

School District of Philadelphia, 5.000%, 9/1/2018	65,000	69,860
Scranton School District, SAW, 1.336%, 4/2/2018, Call 10/2/2017 (8)	1,000,000	1,000,700
State Public School Building Authority, AGM, 5.000%, 6/1/2019, Call 12/1/2016	100,000	101,050
State Public School Building Authority, FSA, 5.375%, 10/1/2023, Call 10/1/2018	160,000	175,374
State Public School Building Authority, SAW, 1.131%, 9/1/2018, Call 3/1/2018 (8)	690,000	691,552

		9,154,788

Rhode Island — 0.8%
Rhode Island Health & Educational Building Corp., 5.000%, 5/15/2022	500,000	588,545
Rhode Island Turnpike & Bridge Authority, 3.000%, 10/1/2018	275,000	286,237
Tobacco Settlement Financing Corp., 2.250%, 6/1/2041, Call 6/1/2025	645,000	650,882

		1,525,664

South Carolina — 0.6%
Newberry Investing in Children’s Education, 5.000%, 12/1/2019	1,000,000	1,124,320
South Carolina Jobs-Economic Development Authority, 4.000%, 7/1/2017	55,000	56,453

		1,180,773

Tennessee — 0.4%
Clarksville Natural Gas Acquisition Corp., 5.000%, 12/15/2019	125,000	139,609
Knox County Health Educational & Housing Facility Board, NATL-RE, 0.980%, 1/1/2023, Call 9/1/2016 (8) (13)	50,000	46,586
Metropolitan Government Nashville & Davidson County Health & Educational Facility Board, 5.000%, 7/1/2018	220,000	234,217
Public Building Authority of Sevier County, AMBAC, 0.980%, 6/1/2018 (8) (13)	125,000	122,951
Tennessee Energy Acquisition Corp.:
5.000%, 9/1/2016	95,000	95,000
5.250%, 9/1/2020	10,000	11,479
5.250%, 9/1/2021	55,000	64,613

		714,455

Texas — 13.5%
Alamito Public Facility Corp., 1.000%, 10/1/2017, Call 4/1/2017 (8)	650,000	650,020
Central Texas Regional Mobility Authority, 5.000%, 1/1/2022	1,000,000	1,182,210
Cinco Southwest Municipal Utility District No. 1, BAM, 2.000%, 12/1/2017	310,000	313,875
City of Coppell, 5.750%, 2/1/2023, Call 2/1/2018	50,000	53,599
City of Mission, BAM, 3.000%, 2/15/2017	125,000	126,276
City of The Colony, 6.000%, 2/15/2019	795,000	893,723
City of Wichita Falls:
5.000%, 8/1/2021	500,000	587,850
5.000%, 8/1/2022	500,000	597,875
City Public Service Board of San Antonio, 3.000%, 12/1/2019 (8)	775,000	821,423
Clifton Higher Education Finance Corp., 5.000%, 8/15/2017	225,000	232,958
Clifton Higher Education Finance Corp., PSF, 5.000%, 8/15/2020	160,000	183,870
County of Cameron, BAM, 5.000%, 2/15/2020	240,000	272,921
Crane County Water District, 3.000%, 2/15/2021	605,000	645,462
Dallas Independent School District, PSF, 5.000%, 2/15/2021 (8)	1,000,000	1,167,180
Harris County Cultural Education Facilities Finance Corp., 1.390%, 6/1/2021 (8)	350,000	350,770
Harris County Municipal Utility District No. 156, AGM, 4.750%, 9/1/2016	100,000	100,000
Lower Colorado River Authority, 5.000%, 5/15/2019	1,000,000	1,111,330
Midland Independent School District, PSF, 5.000%, 2/15/2032, Call 10/3/2016	200,000	200,540
New Hope Cultural Education Facilities Finance Corp.:
4.000%, 4/1/2018	225,000	234,513
4.000%, 11/15/2021 (9)	615,000	668,333
4.000%, 11/1/2036, Call 11/1/2024 (9)	1,250,000	1,340,550
5.000%, 11/1/2022 (9)	500,000	595,350
New Hope Cultural Education Facilities Finance Corp., AGM, 4.000%, 4/1/2020	250,000	272,005
North Texas Higher Education Authority, Inc., 1.546%, 7/1/2030 (8)	150,000	148,425
North Texas Tollway Authority:
1.230%, 1/1/2020, Call 7/1/2019 (8)	350,000	351,806
1.360%, 1/1/2019, Call 7/1/2018 (8)	250,000	251,270
5.000%, 1/1/2022	250,000	298,240
Northside Independent School District, PSF, 2.125%, 8/1/2020, Call 2/1/2017 (8)	700,000	704,312
Panhandle-Plains Higher Education Authority, Inc., 1.896%, 4/1/2035, Call 9/1/2016 (8)	250,000	249,045
Port of Port Arthur Navigation District:
0.670%, 4/1/2040, Call 9/1/2016 (8)	2,500,000	2,500,000
0.670%, 4/1/2040, Call 9/1/2016 (8)	1,000,000	1,000,000
0.680%, 12/1/2039, Call 9/1/2016 (8)	2,005,000	2,005,000
0.680%, 11/1/2040, Call 9/1/2016 (8)	1,000,000	1,000,000

Rib Floater Trust Various States, 0.710%, 7/1/2018 (6) (8)	2,000,000	2,000,000
Tarrant County Cultural Education Facilities Finance Corp.:
2.500%, 12/1/2018, Call 5/1/2017	700,000	706,671
5.000%, 2/15/2022, Call 2/15/2017	90,000	91,756
Tarrant County Cultural Education Facilities Finance Corp., NATL-RE, 5.000%, 2/15/2021, Call 2/15/2017	180,000	183,544
Texas Municipal Gas Acquisition & Supply Corp. I:
0.987%, 12/15/2017, Call 9/1/2016 (8)	20,000	19,957
5.625%, 12/15/2017	520,000	538,294
Texas Municipal Gas Acquisition & Supply Corp. II, 1.137%, 9/15/2017 (8)	400,000	399,124

		25,050,077

Utah — 0.4%
Salt Lake City Corp., AMBAC, 0.314%, 5/15/2020, Call 9/1/2016 (8) (13)	700,000	690,064

Vermont — 0.2%
City of Burlington, AGM:
5.000%, 7/1/2018	250,000	265,222
5.000%, 7/1/2019	100,000	108,987

		374,209

Virgin Islands — 0.1%
Virgin Islands Public Finance Authority, 2.250%, 10/1/2017	100,000	98,688

Virginia — 0.7%
Henrico County Economic Development Authority, 4.000%, 11/1/2016	100,000	100,519
Henrico County Economic Development Authority, AGM, 0.887%, 8/23/2027, Call 9/1/2016 (8) (13)	1,250,000	1,183,111

		1,283,630

Washington — 0.6%
City of Tacoma, 5.750%, 12/1/2017	100,000	105,985
FYI Properties, 5.000%, 6/1/2020, Call 6/1/2019	360,000	399,798
Marysville Local Improvement District, 3.350%, 6/1/2036, Call 6/1/2024	155,000	165,611
NJB Properties, 5.000%, 12/1/2021, Call 12/1/2016	100,000	101,074
Washington Health Care Facilities Authority, 0.000%, 12/1/2017 (6)	25,000	24,289
Washington State Housing Finance Commission, GNMA/FNMA/FHLMC COLL, 5.000%, 10/1/2020	320,000	360,339

		1,157,096

Wisconsin — 3.2%
Arcadia School District, 3.000%, 3/15/2019, Call 3/15/2017	700,000	708,386
City of Stanley, 2.500%, 3/1/2018, Call 9/1/2017	1,000,000	1,012,510
City of Two Rivers, 3.500%, 4/1/2017	250,000	253,237
Hilbert School District, 2.100%, 4/1/2019, Call 4/1/2018	1,000,000	1,016,460
State of Wisconsin:
5.000%, 9/1/2020	175,000	201,694
5.000%, 3/1/2021	300,000	350,646
Town of Somers, 4.125%, 8/1/2019, Call 8/1/2017	375,000	384,780
Wisconsin Health & Educational Facilities Authority:
2.750%, 5/1/2017	130,000	130,602
3.000%, 8/15/2019	105,000	111,671
3.250%, 5/1/2018	200,000	202,702
4.000%, 3/1/2017	150,000	152,214
4.000%, 8/15/2018	300,000	316,548
5.000%, 3/1/2020	200,000	223,256
5.000%, 8/15/2020	260,000	301,189
5.500%, 12/15/2020, Call 12/15/2019	80,000	91,570
Wisconsin Health & Educational Facilities Authority, NATL-RE, 0.823%, 6/1/2019, Call 9/1/2016 (8) (13)	200,000	194,431
Wisconsin Housing & Economic Development Authority, 3.625%, 12/1/2019, Call 10/3/2016 (8)	240,000	240,557

		5,892,453

Total Municipals (identified cost $183,096,785)		184,886,372

Mutual Funds — 0.4%
BMO Ultra Short Tax-Free Fund - Institutional Class (4)	85,046		856,408

Total Mutual Funds (identified cost $858,096)			856,408

Short-Term Investments — 0.3%

Mutual Funds — 0.3%
BMO Tax-Free Money Market Fund - Premier Class, 0.510% (4)	504,804		504,804

Total Short-Term Investments (identified cost $504,804)			504,804

Total Investments — 100.5% (identified cost $184,459,685)			186,247,584
Other Assets and Liabilities — (0.5)%			(943,790)

Total Net Assets — 100.0%		$	185,303,794

(4) Denotes an investment in an affiliated entity. Please refer to Note 5, subsection Investments in Affiliated Issuers, in the Notes to Financial Statements.

(6) Denotes a restricted security which is subject to restrictions on resale under federal securities law. These securities have been deemed liquid based on criteria approved by the Board of Directors of the BMO Funds. At August 31, 2016, these securities amounted to:

Fund	Amount	% of Total Net Assets

Short Tax-Free Fund	$9,632,549	5.20%

(8) Denotes a variable or floating rate security. Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of August 31, 2016.

(9) Purchased on a when-issued or delayed delivery basis.

(13) Issue represents an Auction Rate Security. An Auction Rate Security is a corporate or municipal bond debt instrument with a long nominal maturity for which the interest rate is regularly reset through a Dutch auction. The rate presented is either the rate set through the auction or the maximum interest rate provided for in the security issuance provision.

(14) Issue represents a convertible capital appreciation bond. These securities are tax-exempt bonds that originate as capital appreciation bonds with zero coupon features at time of issuance and convert to an interest paying bond at a pre-specified rate determined at time of issuance.

(15) Securities that are subject to alternative minimum tax represent 0.00% of the Short Tax-Free Fund’s portfolio as calculated based upon total portfolio market value.

Intermediate Tax-Free Fund

SCHEDULE OF INVESTMENTS – As of August 31, 2016

Description	Shares or Principal Amount		Value

Municipals — 98.3%

Alabama — 1.2%
Alabama Board of Education:
3.000%, 6/1/2021	$305,000	$	325,838
4.000%, 7/1/2021	1,895,000		2,113,512
4.375%, 10/1/2017	200,000		207,750
5.000%, 10/1/2020, Call 10/1/2018	230,000		248,895
Alabama Housing Finance Authority, GNMA, 4.800%, 6/20/2032, Call 12/20/2016 (15)	200,000		206,590
Butler County Board of Education, AGM:
2.000%, 7/1/2017	375,000		378,821
4.000%, 7/1/2020	585,000		644,582
City of Alexander City, AGC, 5.000%, 5/1/2018	1,000,000		1,067,270
City of Birmingham, 0.000%, 3/1/2022 (14)	1,945,000		2,101,884
County of Jefferson, AGM, 1.015%, 2/1/2042, Call 9/15/2016 (8)	454,517		388,486
Health Care Authority for Baptist Health, 0.850%, 11/1/2042 (8)	3,485,000		3,485,000
Health Care Authority for Baptist Health, AGC, 0.850%, 11/15/2037, Call 9/2/2016 (8) (13)	2,175,000		2,175,000
Mobile County Board of School Commissioners, 5.000%, 3/1/2027, Call 3/1/2026	4,015,000		5,031,357
Pell City Special Care Facilities, 5.000%, 12/1/2025, Call 12/1/2021	4,000,000		4,591,480

			22,966,465

Alaska — 0.6%
Alaska Housing Finance Corp.:
5.000%, 12/1/2027, Call 6/1/2022	1,375,000		1,642,699
5.000%, 12/1/2028, Call 12/1/2024	2,500,000		3,118,425
5.000%, 6/1/2029, Call 12/1/2024	1,000,000		1,241,310
Alaska Municipal Bond Bank Authority, AMBAC:
5.100%, 4/1/2033, Call 4/1/2018	165,000		176,446
5.100%, 4/1/2033, Call 4/1/2018	35,000		37,172
Borough of Matanuska-Susitna:
5.000%, 11/1/2021	500,000		599,640
5.000%, 11/1/2022	500,000		607,725
5.000%, 4/1/2031, Call 4/1/2021	150,000		174,036
Borough of North Slope, 5.000%, 6/30/2024, Call 6/1/2021	1,020,000		1,193,298
City of Anchorage, NATL-RE, 5.000%, 12/1/2024, Call 10/3/2016	305,000		305,930
City of Valdez, 5.000%, 1/1/2021	1,190,000		1,370,547

			10,467,228

Arizona — 3.1%
Arizona Department of Transportation State Highway, 5.250%, 7/1/2029, Call 7/1/2021	3,000,000		3,595,260
Arizona Health Facilities Authority:
2.410%, 2/5/2020, Call 8/9/2019 (8)	4,500,000		4,602,330
5.000%, 1/1/2020, Call 1/1/2017	1,400,000		1,419,978
5.000%, 2/1/2022	1,000,000		1,187,830
Arizona Sports & Tourism Authority, 4.000%, 7/1/2018	765,000		808,980
Arizona State University, 6.250%, 7/1/2028, Call 7/1/2018	1,050,000		1,150,128
Arizona Transportation Board:
5.000%, 7/1/2022, Call 7/1/2020	1,260,000		1,448,899
5.000%, 7/1/2023, Call 7/1/2020	1,405,000		1,615,076
City of Glendale, 5.000%, 7/1/2021, Call 7/1/2017	400,000		414,464
City of Goodyear, 5.125%, 7/1/2025, Call 7/1/2020	345,000		394,011
City of Peoria, 4.000%, 7/1/2019	515,000		559,491
City of Tucson, AGM, 5.000%, 7/1/2020	500,000		572,735
County of Pima, 5.000%, 7/1/2027, Call 7/1/2022	1,450,000		1,752,441
Gilbert Public Facilities Municipal Property Corp., 5.500%, 7/1/2026, Call 7/1/2019	825,000		933,867
Glendale Industrial Development Authority, 5.000%, 5/15/2023, Call 5/15/2020	500,000		565,885
Greater Arizona Development Authority, NATL-RE:
5.000%, 8/1/2019, Call 8/1/2017	250,000		259,355
5.000%, 8/1/2027, Call 8/1/2017	975,000		1,011,757

Industrial Development Authority of the City of Phoenix, 3.000%, 7/1/2020 (6)	475,000	489,017
Industrial Development Authority of the County of Pima, 4.950%, 10/1/2020	3,000,000	3,369,180
La Paz County Industrial Development Authority, 5.000%, 2/15/2036, Call 2/15/2026 (6)	1,000,000	1,115,440
Maricopa County Elementary School District No. 33 Buckeye, 5.250%, 7/1/2018	365,000	394,207
Maricopa County Industrial Development Authority:
3.000%, 1/1/2017	315,000	317,123
3.000%, 1/1/2018	325,000	333,756
4.000%, 1/1/2019	200,000	213,340
5.000%, 7/1/2036, Call 7/1/2026	750,000	846,758
Maricopa County Unified School District No. 60 Higley, AGM:
4.000%, 7/1/2022	500,000	575,725
5.000%, 7/1/2023	1,000,000	1,229,690
5.000%, 7/1/2024	575,000	721,027
Phoenix Civic Improvement Corp.:
5.000%, 7/1/2019	615,000	685,036
5.000%, 7/1/2020, Call 7/1/2018	600,000	646,104
5.000%, 7/1/2026, Call 7/1/2020	1,050,000	1,203,163
Phoenix Civic Improvement Corp., BHAC, 5.500%, 7/1/2027 (14)	500,000	665,465
Phoenix Civic Improvement Corp., NATL-RE FGIC:
5.500%, 7/1/2021 (14)	555,000	658,968
5.500%, 7/1/2036 (14)	530,000	747,507
Pima County Industrial Development Authority:
4.500%, 7/1/2020	530,000	572,384
4.500%, 7/1/2021, Call 7/1/2020	1,315,000	1,412,021
4.500%, 7/1/2022, Call 7/1/2020	1,375,000	1,485,852
6.375%, 7/1/2028, Call 7/1/2018	255,000	277,863
Pinal County School District No. 1 Florence, BAM, 5.000%, 7/1/2023	350,000	424,820
Rio Nuevo Multipurpose Facilities District, AGC, 6.000%, 7/15/2020, Call 7/15/2018	240,000	263,537
Salt Verde Financial Corp., 5.250%, 12/1/2022	110,000	130,858
Scottsdale Industrial Development Authority, 5.000%, 9/1/2018	250,000	269,068
Scottsdale Industrial Development Authority, FSA, 0.650%, 9/1/2045, Call 9/6/2016 (8) (13)	2,175,000	2,175,000
State of Arizona, AGM:
5.000%, 10/1/2023, Call 4/1/2020	1,000,000	1,127,140
5.250%, 10/1/2024, Call 10/1/2019	5,000,000	5,616,500
Town of Marana, 5.000%, 7/1/2023	450,000	556,326
Tucson & Pima Counties Industrial Development Authorities, GNMA/FNMA/FHLMC, 5.400%, 6/1/2040, Call 12/1/2017 (15)	175,000	183,405
University Medical Center Corp., 5.000%, 7/1/2021	425,000	501,929
University of Arizona, 5.000%, 8/1/2026, Call 8/1/2021	455,000	532,109
Yuma Municipal Property Corp., XLCA:
5.000%, 7/1/2021, Call 7/1/2017	1,900,000	1,968,704
5.000%, 7/1/2023, Call 7/1/2017	1,950,000	2,020,512
5.000%, 7/1/2025, Call 7/1/2017	1,000,000	1,036,160

		57,058,181

Arkansas — 1.2%
Arkansas Development Finance Authority:
5.000%, 2/1/2020	255,000	286,304
5.000%, 2/1/2021	315,000	363,397
5.000%, 2/1/2022	150,000	176,634
Arkansas Development Finance Authority, GNMA/FNMA:
4.000%, 1/1/2025, Call 7/1/2021	250,000	268,922
4.000%, 7/1/2025, Call 7/1/2021	520,000	558,132
4.750%, 7/1/2032, Call 1/1/2017 (15)	145,000	146,847
Arkansas State University:
4.000%, 3/1/2021	390,000	435,380
4.000%, 3/1/2022	1,140,000	1,285,703
4.000%, 3/1/2023	985,000	1,122,920
City of Fayetteville, 3.300%, 11/1/2023	2,985,000	3,275,799
City of Maumelle, 2.600%, 3/1/2030, Call 3/1/2022	920,000	968,134
City of Rogers:
2.125%, 11/1/2029, Call 11/1/2021	1,500,000	1,504,455
4.125%, 11/1/2031, Call 11/1/2021	25,000	25,115
City of Springdale:
3.000%, 11/1/2021	1,000,000	1,088,100
5.000%, 11/1/2028, Call 11/1/2022	1,000,000	1,196,510
City of Stuttgart, AGM, 3.800%, 6/1/2042, Call 6/1/2020	1,690,000	1,698,129

Conway Health Facilities Board, 4.250%, 8/1/2021	605,000	649,824
County of Greene, AGM:
4.000%, 3/1/2019, Call 3/1/2017	840,000	852,684
4.000%, 3/1/2020, Call 3/1/2017	1,430,000	1,451,107
County of Jefferson, AGM, 5.000%, 6/1/2026, Call 12/1/2019	20,000	22,493
Henderson State University, BAM:
5.000%, 11/1/2022	905,000	1,085,774
5.000%, 11/1/2023, Call 11/1/2022	860,000	1,025,111
University of Arkansas:
5.000%, 12/1/2021	300,000	359,877
5.000%, 12/1/2022	520,000	633,485
5.000%, 12/1/2023, Call 12/1/2022	500,000	611,805
5.000%, 11/1/2030, Call 11/1/2024	1,000,000	1,238,200

		22,330,841

California — 7.1%
Abag Finance Authority for Nonprofit Corps., 5.000%, 7/1/2020	515,000	587,424
Abag Finance Authority for Nonprofit Corps., CMI, 5.000%, 4/1/2020	1,000,000	1,140,670
ABC Unified School District, MBIA, 5.000%, 2/1/2021	1,250,000	1,452,512
Alvord Unified School District, AGM, 0.000%, 8/1/2046, Call 8/1/2036 (14)	1,150,000	1,194,597
Anaheim Public Financing Authority, 5.000%, 10/1/2030, Call 4/1/2019	225,000	247,532
Bay Area Toll Authority, 1.810%, 4/1/2027, Call 10/1/2026 (8)	5,000,000	5,090,850
BB&T Municipal Trust, 1.360%, 11/15/2019 (6) (8)	1,500,000	1,506,135
Bellevue Union School District, AGM:
0.000%, 8/1/2030	585,000	389,347
0.000%, 8/1/2031	615,000	394,596
Bonita Unified School District, 5.500%, 8/1/2035, Call 8/1/2021	940,000	1,147,430
Burbank Unified School District, 0.000%, 8/1/2031, Call 2/1/2025 (14)	1,325,000	1,151,292
California County Tobacco Securitization Agency, 4.000%, 6/1/2029, Call 10/3/2016	4,555,000	4,560,512
California Health Facilities Financing Authority, 5.000%, 7/1/2037, Call 7/1/2023	2,000,000	2,341,720
California Health Facilities Financing Authority, NATL-RE, 0.840%, 7/1/2022, Call 9/1/2016 (8) (13)	1,900,000	1,832,993
California Pollution Control Financing Authority, 0.750%, 11/1/2016 (6) (8) (15)	5,000,000	5,000,000
California State Public Works Board, 5.000%, 4/1/2037, Call 4/1/2022	1,000,000	1,167,690
California State University, 5.000%, 11/1/2031, Call 5/1/2026	2,000,000	2,552,500
California Statewide Communities Development Authority:
5.000%, 12/1/2028, Call 6/1/2026 (6)	1,000,000	1,203,320
5.000%, 12/1/2036, Call 6/1/2026 (6)	1,000,000	1,158,580
5.000%, 12/1/2041, Call 6/1/2026 (6)	1,000,000	1,154,030
California Statewide Communities Development Authority, AGM, 0.680%, 7/1/2040, Call 9/2/2016 (8) (13)	475,000	475,000
California Statewide Communities Development Authority, CMI, 2.500%, 8/1/2020, Call 11/1/2016	2,100,000	2,104,851
California Statewide Communities Development Authority, NATL-RE, 5.125%, 7/1/2024, Call 7/1/2018	1,500,000	1,621,200
Carson Redevelopment Agency Successor Agency, AGM, 5.000%, 10/1/2021	850,000	1,008,856
Central Union High School District-Imperial County, NATL-RE, 4.000%, 8/1/2019, Call 2/1/2017	670,000	671,246
City of Fairfield, XLCA, 0.000%, 4/1/2022	1,205,000	1,074,426
City of Madera:
5.750%, 1/1/2026, Call 1/1/2020	1,550,000	1,804,711
6.500%, 1/1/2040, Call 1/1/2020	1,280,000	1,521,766
Corcoran Joint Unified School District, AGM, 2.700%, 12/1/2039, Call 12/1/2016 (8)	2,000,000	2,002,080
County of Los Angeles, 0.000%, 9/1/2018	750,000	733,695
County of Los Angeles, AMBAC, 0.000%, 9/1/2020	600,000	567,318
County of San Joaquin, 5.000%, 4/1/2022	350,000	414,187
Delhi Unified School District, AMBAC, 0.000%, 8/1/2019	380,000	346,089
Desert Community College District, AGM, 0.000%, 8/1/2026, Call 8/1/2017	400,000	247,444
Duarte Unified School District, 5.125%, 8/1/2026 (14)	585,000	731,777
El Centro Financing Authority, AGM:
4.000%, 10/1/2021	460,000	523,889
5.000%, 10/1/2022	515,000	624,185
5.000%, 10/1/2022	580,000	704,097
5.000%, 10/1/2023	800,000	988,344
Encinitas Union School District, 0.000%, 8/1/2035, Call 8/1/2032 (14)	500,000	572,715
Escondido Union High School District, 0.000%, 8/1/2032, Call 8/1/2025 (14)	1,250,000	1,273,887
Escondido Union High School District, AGC, 0.000%, 8/1/2031	480,000	323,280
Fresno Unified School District, 0.000%, 8/1/2034, Call 8/1/2021	1,045,000	397,581

Fresno Unified School District, MBIA, 6.000%, 8/1/2026	2,890,000	3,671,225
Hacienda La Puente Unified School District, AGM:
5.000%, 6/1/2022	400,000	478,608
5.000%, 6/1/2023	400,000	487,936
5.000%, 6/1/2024	775,000	961,543
5.000%, 6/1/2025	425,000	534,085
Imperial Community College District, AGC, 0.000%, 8/1/2028	330,000	238,412
Imperial County Local Transportation Authority, 5.000%, 6/1/2032, Call 6/1/2022	2,000,000	2,340,120
Jefferson School District/San Joaquin County, 0.000%, 8/1/2029, Call 8/1/2024	170,000	114,813
Jurupa Community Services District, 5.000%, 9/1/2029, Call 9/1/2020	375,000	431,093
Lakeside Union School District/San Diego County, AGC, 0.000%, 9/1/2027	295,000	223,076
Long Beach Bond Finance Authority:
5.000%, 11/1/2025, Call 11/1/2021	1,000,000	1,178,890
5.000%, 11/1/2030, Call 11/1/2021	1,750,000	2,047,850
Lynwood Unified School District, AGM:
5.000%, 8/1/2024, Call 8/1/2023	620,000	754,974
5.000%, 8/1/2025, Call 8/1/2023	760,000	916,644
McFarland Unified School District, BAM, 5.000%, 11/1/2039, Call 11/1/2024	300,000	368,400
McKinleyville Union School District, AGM, 0.000%, 8/1/2041, Call 8/1/2026 (14)	165,000	170,145
McKinleyville Union School District, BAM:
0.000%, 8/1/2036, Call 8/1/2021	1,200,000	506,412
0.000%, 8/1/2037, Call 8/1/2021	1,980,000	784,773
Mendocino-Lake Community College District, AGM, 5.600%, 8/1/2031, Call 8/1/2026 (14)	300,000	388,455
Midpeninsula Regional Open Space District, 5.000%, 9/1/2029, Call 9/1/2022	2,000,000	2,400,600
Modesto Irrigation District, 5.000%, 7/1/2021	500,000	594,385
Mount Diablo Unified School District, AGM, 0.000%, 8/1/2035, Call 8/1/2025 (14)	2,125,000	2,022,086
Murrieta Valley Unified School District Public Financing Authority, NATL-RE FGIC, 0.000%, 9/1/2020	500,000	472,390
Northern California Gas Authority No. 1:
1.063%, 7/1/2019 (8)	3,000,000	2,938,860
1.153%, 7/1/2027 (8)	1,915,000	1,752,053
Northern California Power Agency:
5.000%, 7/1/2031, Call 7/1/2022	500,000	592,565
5.000%, 7/1/2032, Call 7/1/2022	700,000	827,036
Orchard School District, NATL-RE FGIC, 0.000%, 8/1/2023	590,000	523,855
Pasadena Public Financing Authority, 0.000%, 3/1/2029	2,000,000	1,462,960
Porterville Unified School District Facilities Improvement District, AGM, 0.000%, 8/1/2034, Call 8/1/2017	1,500,000	647,310
Roseville Joint Union High School District, 0.000%, 8/1/2022	305,000	272,786
Sacramento Redevelopment Agency Successor Agency, BAM:
5.000%, 12/1/2027, Call 12/1/2025	235,000	294,629
5.000%, 12/1/2028, Call 12/1/2025	425,000	529,588
5.000%, 12/1/2030, Call 12/1/2025	1,000,000	1,236,610
5.000%, 12/1/2031, Call 12/1/2025	2,000,000	2,463,800
San Diego Public Facilities Financing Authority:
5.000%, 10/15/2027, Call 10/15/2025	2,000,000	2,541,180
5.000%, 10/15/2028, Call 10/15/2025	1,550,000	1,957,510
San Francisco International Airport, 5.000%, 5/1/2024, Call 5/1/2021	1,040,000	1,229,686
San Jose Financing Authority, 5.000%, 6/1/2039, Call 6/1/2023	1,435,000	1,698,050
San Jose Unified School District, NATL, 0.000%, 8/1/2027	1,495,000	1,193,055
San Miguel Joint Union Elementary School District, AGM:
0.000%, 6/15/2020	415,000	393,561
0.000%, 6/15/2021	490,000	454,313
0.000%, 6/15/2022	505,000	453,015
Santa Ana Unified School District, 0.000%, 8/1/2021	500,000	466,490
Santa Ana Unified School District, AGM, 5.500%, 8/1/2030, Call 8/1/2018	930,000	1,011,626
Santa Barbara County College Elementary School District:
0.000%, 8/1/2027	365,000	274,520
0.000%, 8/1/2031	470,000	302,003
Sierra View Local Health Care District:
3.800%, 7/1/2017	370,000	379,013
4.875%, 7/1/2018, Call 7/1/2017	900,000	931,545
5.250%, 7/1/2022, Call 7/1/2017	1,580,000	1,640,214
5.250%, 7/1/2023, Call 7/1/2017	250,000	259,528
5.300%, 7/1/2026, Call 7/1/2017	350,000	363,482
State of California:
1.047%, 12/1/2017, Call 6/1/2017 (8)	2,500,000	2,501,425

5.250%, 9/1/2025, Call 9/1/2021	2,045,000	2,473,346
6.000%, 3/1/2033, Call 3/1/2020	1,550,000	1,823,621
Tahoe Forest Hospital District:
5.500%, 8/1/2027, Call 8/1/2018	1,345,000	1,468,686
5.500%, 8/1/2035, Call 8/1/2018	1,000,000	1,091,960
Twin Rivers Unified School District, AGM, 3.200%, 6/1/2020, Call 11/1/2016 (8)	1,625,000	1,630,720
Upland Community Facilities District, 3.000%, 9/1/2017	530,000	541,061
Vallejo City Unified School District, MBIA, 5.900%, 8/1/2025	1,225,000	1,520,482
Walnut Creek Elementary School District Contra Costa County, 0.000%, 9/1/2023	1,560,000	1,371,677
Watereuse Finance Authority, BAM, 5.500%, 5/1/2036, Call 5/1/2024	2,635,000	3,284,211
West Contra Costa Unified School District, AGM-CR NATL-RE FGIC, 0.000%, 8/1/2025	310,000	258,754
West Kern Water District, 5.000%, 6/1/2028, Call 6/1/2021	2,000,000	2,319,820
Westminster School District, BAM, 0.000%, 8/1/2048, Call 8/1/2023	7,045,000	1,072,108
Whittier Union High School District, 0.000%, 8/1/2034, Call 8/1/2019	500,000	183,330
Windsor Unified School District, AGM:
0.000%, 8/1/2020	105,000	98,936
0.000%, 8/1/2023	240,000	209,052
0.000%, 8/1/2024, Call 8/1/2023	330,000	269,834
0.000%, 8/1/2025, Call 8/1/2023	270,000	208,705
0.000%, 8/1/2026, Call 8/1/2023	330,000	240,204
0.000%, 8/1/2028, Call 8/1/2023	420,000	270,929
Yosemite Community College District, AGM, 5.000%, 8/1/2032, Call 8/1/2018	75,000	81,189

		130,104,162

Colorado — 1.7%
Adams County School District No. 14, SAW:
5.000%, 12/1/2024	500,000	634,655
5.000%, 12/1/2026, Call 12/1/2024	355,000	443,743
5.000%, 12/1/2027, Call 12/1/2024	500,000	620,655
City & County of Denver, 5.000%, 11/15/2021	500,000	597,850
Colorado Educational & Cultural Facilities Authority:
0.910%, 6/1/2029, Call 9/1/2016 (8)	3,670,000	3,670,000
3.000%, 12/1/2016	120,000	120,620
4.000%, 12/1/2017	120,000	124,561
4.000%, 12/15/2025 (6)	535,000	566,447
5.000%, 9/1/2020 (14)	1,060,000	1,215,873
5.000%, 9/1/2021 (14)	865,000	1,015,830
5.000%, 10/1/2030, Call 10/1/2025	1,250,000	1,487,638
Colorado Health Facilities Authority:
4.000%, 12/1/2016	505,000	508,848
4.500%, 2/1/2020	455,000	494,894
5.000%, 9/1/2018	530,000	568,324
5.000%, 9/1/2019	560,000	619,102
5.000%, 2/1/2021	475,000	535,833
5.000%, 9/1/2022	750,000	875,423
5.000%, 12/1/2023	215,000	262,291
5.000%, 2/1/2024	420,000	495,209
5.125%, 11/15/2020, Call 11/15/2016 (8)	555,000	559,940
5.250%, 1/1/2025, Call 1/1/2020	460,000	522,371
Commerce City Northern Infrastructure General Improvement District, AGM:
5.000%, 12/1/2020	785,000	917,398
5.000%, 12/1/2021	725,000	869,703
5.000%, 12/1/2022	1,185,000	1,450,772
County of Boulder:
5.000%, 12/1/2023, Call 12/1/2020	500,000	582,745
5.000%, 12/1/2025, Call 12/1/2020	475,000	555,978
County of El Paso, GNMA/FNMA, 5.450%, 12/1/2039, Call 12/1/2016 (15)	111,317	113,050
Denver City & County School District No. 1, SAW, 5.000%, 12/1/2032, Call 12/1/2022	1,500,000	1,822,365
Denver Health & Hospital Authority, 5.500%, 12/1/2019	1,195,000	1,334,397
E-470 Public Highway Authority, NATL-RE, 5.000%, 9/1/2016	250,000	250,000
Park Creek Metropolitan District:
5.000%, 12/1/2028, Call 12/1/2025	835,000	1,013,857
5.000%, 12/1/2029, Call 12/1/2025	655,000	792,282
5.000%, 12/1/2030, Call 12/1/2025	545,000	656,731
Public Authority for Colorado Energy, 5.750%, 11/15/2018	490,000	519,023
Rangely Hospital District, 6.000%, 11/1/2026, Call 11/1/2021	2,000,000	2,396,280

Weld County School District No. RE-7 Platte Valley, SAW:
4.000%, 12/1/2021, Call 12/1/2020	625,000	705,625
4.000%, 12/1/2022, Call 12/1/2020	400,000	448,936
4.000%, 12/1/2023, Call 12/1/2020	1,140,000	1,273,939

		31,643,188

Connecticut — 0.9%
City of New Haven, AGM, 5.000%, 8/1/2023	2,060,000	2,500,963
Connecticut Housing Finance Authority, 3.600%, 11/15/2030, Call 11/15/2024	845,000	902,773
Connecticut State Health & Educational Facility Authority:
2.875%, 9/1/2020, Call 9/1/2017 (6)	450,000	452,506
3.250%, 9/1/2021, Call 3/1/2018 (6)	700,000	705,873
4.000%, 7/1/2046, Call 7/1/2026	1,000,000	1,079,170
State of Connecticut:
5.000%, 3/15/2025	2,500,000	3,127,375
5.000%, 3/15/2031, Call 3/15/2025	3,810,000	4,625,226
University of Connecticut, 5.000%, 3/15/2031, Call 3/15/2026	2,075,000	2,587,961

		15,981,847

Delaware — 0.5%
City of Wilmington, 5.000%, 10/1/2025, Call 10/1/2023	3,715,000	4,589,622
Delaware State Economic Development Authority, 5.000%, 6/1/2036, Call 6/1/2026	1,500,000	1,640,145
Delaware State Housing Authority:
0.000%, 7/1/2031, Call 7/1/2021	295,000	151,834
5.000%, 1/1/2026, Call 7/1/2019 (15)	225,000	237,537
5.200%, 7/1/2029, Call 7/1/2018	1,100,000	1,145,078
Sustainable Energy Utility, Inc., 5.000%, 9/15/2034, Call 9/15/2021	1,580,000	1,849,200

		9,613,416

District of Columbia — 0.4%
District of Columbia:
5.000%, 10/1/2025, Call 10/1/2021	1,865,000	2,158,775
5.000%, 6/1/2036, Call 6/1/2026	2,500,000	2,871,525
5.000%, 12/1/2036, Call 12/1/2021	500,000	588,625
Washington Convention & Sports Authority, 4.500%, 10/1/2030, Call 10/1/2020	2,125,000	2,370,395

		7,989,320

Florida — 5.2%
Citizens Property Insurance Corp., 5.000%, 6/1/2019	2,615,000	2,901,081
City of Boynton Beach, AGM, 5.000%, 11/1/2027, Call 11/1/2021	1,000,000	1,184,910
City of Fort Pierce, AGC, 5.875%, 9/1/2028, Call 9/1/2018	1,000,000	1,096,250
City of Gainesville, AMBAC, 5.500%, 8/1/2017	1,000,000	1,042,840
City of Gulf Breeze, 5.000%, 12/1/2023, Call 12/1/2020	2,000,000	2,314,740
City of Lakeland, AGM, 5.250%, 10/1/2028	1,250,000	1,711,062
City of North Port, 5.000%, 7/1/2022	200,000	239,852
City of Port St. Lucie, AGC, 6.250%, 9/1/2027, Call 9/1/2018	500,000	550,345
City of Sunrise, 4.000%, 10/1/2019	540,000	581,191
City of Sunrise, NATL-RE:
0.000%, 10/1/2019	905,000	877,171
0.000%, 10/1/2020	975,000	931,681
0.000%, 10/1/2021	175,000	164,535
City of Tallahassee:
5.000%, 12/1/2025	305,000	380,930
5.000%, 12/1/2026, Call 12/1/2025	450,000	560,313
5.000%, 12/1/2027, Call 12/1/2025	400,000	494,268
5.000%, 12/1/2028, Call 12/1/2025	500,000	615,015
City of Tampa, 5.250%, 11/15/2026, Call 5/15/2020	2,000,000	2,291,600
City of Tampa, AMBAC, 0.000%, 4/1/2021	460,000	428,858
Columbia County School Board, 5.000%, 7/1/2026, Call 7/1/2025	495,000	615,414
County of Bay, 3.500%, 9/1/2016	95,000	95,000
County of Broward:
5.000%, 10/1/2026, Call 10/1/2025 (15)	750,000	930,848
5.000%, 10/1/2031, Call 10/1/2025 (15)	1,000,000	1,199,930
County of Broward, AGM, 5.000%, 4/1/2033, Call 4/1/2023 (15)	740,000	857,741
County of Escambia, 0.660%, 4/1/2039, Call 9/1/2016 (8)	6,400,000	6,400,000
County of Lee, 5.000%, 10/1/2029, Call 10/1/2022	2,000,000	2,385,420
County of Miami-Dade:
5.000%, 10/1/2025, Call 10/1/2024	800,000	997,592
5.250%, 10/1/2029, Call 10/1/2023	100,000	123,777

5.500%, 10/1/2026, Call 10/1/2020	450,000	532,134
5.500%, 10/1/2026, Call 10/1/2020	1,450,000	1,703,214
County of Miami-Dade, AGC:
0.000%, 10/1/2021	610,000	551,464
5.000%, 10/1/2029, Call 10/1/2019	400,000	445,540
County of Miami-Dade, BHAC, 6.000%, 10/1/2023, Call 10/1/2018	1,000,000	1,108,910
County of Miami-Dade, NATL-RE BHAC-CR, 5.000%, 10/1/2030, Call 10/1/2017 (14)	475,000	497,349
County of Orange, 5.000%, 1/1/2027, Call 1/1/2022	5,810,000	6,894,901
County of Polk, NATL-RE, 5.000%, 12/1/2016	625,000	631,425
County of St. Johns, AGM:
5.000%, 10/1/2020	1,625,000	1,887,795
5.000%, 10/1/2021	1,110,000	1,326,506
Dupree Lakes Community Development District, BAM:
3.000%, 5/1/2018	230,000	236,868
3.000%, 5/1/2019	190,000	197,988
Emerald Coast Utilities Authority, BAM, 5.000%, 1/1/2032, Call 1/1/2025	1,445,000	1,731,587
Emerald Coast Utilities Authority, NATL-RE FGIC:
5.000%, 1/1/2020, Call 1/1/2017	1,000,000	1,013,260
5.000%, 1/1/2022, Call 1/1/2017	970,000	982,862
Florida HomeLoan Corp., GNMA/FHLMC/FNMA, 5.000%, 7/1/2028, Call 1/1/2020	315,000	327,732
Florida HomeLoan Corp., GNMA/FNMA/FHLMC, 4.450%, 1/1/2030, Call 7/1/2021	430,000	461,463
Florida Municipal Loan Council, AGM, 5.000%, 5/1/2021	1,745,000	2,048,490
Halifax Hospital Medical Center:
5.000%, 6/1/2026	1,525,000	1,876,299
5.000%, 6/1/2027, Call 6/1/2026	1,295,000	1,584,484
Highlands County Health Facilities Authority, 5.125%, 11/15/2023, Call 11/15/2016 (8)	500,000	504,450
Hillsborough County Industrial Development Authority, 5.000%, 10/1/2021, Call 10/3/2016	295,000	296,009
Lee County Industrial Development Authority, 5.000%, 11/1/2025, Call 11/1/2020	2,000,000	2,329,920
Lee County School Board, 5.000%, 8/1/2028, Call 8/1/2024	2,500,000	3,076,475
Miami-Dade County Educational Facilities Authority, 5.000%, 4/1/2031, Call 4/1/2025	2,000,000	2,442,140
Orange County Health Facilities Authority:
4.000%, 10/1/2045, Call 10/1/2026	1,000,000	1,081,820
5.000%, 10/1/2031, Call 10/1/2026	500,000	623,265
5.250%, 10/1/2035, Call 10/1/2018	440,000	480,678
Orange County Housing Finance Authority, 1.040%, 1/15/2040, Call 9/15/2016 (8) (15)	4,540,000	4,540,000
Orange County Housing Finance Authority, GMNA FNMA FHLMC COLL, 4.000%, 9/1/2040, Call 9/1/2024	3,740,000	4,059,620
Pinellas County Educational Facilities Authority, 4.000%, 10/1/2016	350,000	350,735
Polk County Housing Finance Authority, GNMA, 5.000%, 9/1/2029, Call 8/1/2020	150,000	164,721
South Florida Water Management District, 5.000%, 10/1/2026, Call 4/1/2026	1,500,000	1,917,165
Southeast Overtown Park West Community Redevelopment Agency, 5.000%, 3/1/2018 (6)	2,405,000	2,537,371
St. Lucie County School Board, AGM, 5.000%, 7/1/2022, Call 7/1/2021	2,500,000	2,902,775
Sumter County Industrial Development Authority:
4.000%, 7/1/2019	1,000,000	1,074,210
5.000%, 7/1/2020	500,000	566,705
Suncoast Community Development District, 2.000%, 5/1/2017	170,000	171,370
Town of Davie:
5.000%, 4/1/2019	75,000	82,450
5.000%, 4/1/2021	615,000	714,735
5.000%, 4/1/2022	830,000	985,144
Tradition Community Development District No. 1, AGM, 2.000%, 5/1/2017	1,000,000	1,009,560
University of North Florida Financing Corp., 5.000%, 11/1/2026, Call 11/1/2017	4,285,000	4,501,735
Volusia County Educational Facility Authority, AGM, 5.000%, 10/15/2029, Call 10/15/2021	730,000	851,662
Volusia County School Board, BAM, 5.000%, 8/1/2031, Call 2/1/2026	1,000,000	1,232,820

		96,510,170

Georgia — 3.6%
Appling County Development Authority, 0.640%, 9/1/2029, Call 9/1/2016 (8)	4,900,000	4,900,000
Burke County Development Authority, 0.640%, 7/1/2049, Call 9/1/2016 (8)	2,000,000	2,000,000
Carroll City-County Hospital Authority, County Guarantee:
5.000%, 7/1/2023, Call 7/1/2020	2,790,000	3,203,757
5.000%, 7/1/2024, Call 7/1/2020	1,640,000	1,881,884
City of Atlanta:
5.000%, 1/1/2025	225,000	278,818
5.000%, 1/1/2028, Call 1/1/2026	560,000	691,981
City of Atlanta Department of Aviation:
5.000%, 1/1/2031, Call 1/1/2024	1,000,000	1,217,740

5.000%, 1/1/2032, Call 1/1/2024	2,500,000	3,027,175
5.000%, 1/1/2033, Call 1/1/2024	1,000,000	1,204,050
5.000%, 1/1/2034, Call 1/1/2024	1,000,000	1,198,030
City of Atlanta, NATL-RE FGIC, 5.500%, 11/1/2022	1,000,000	1,211,180
Cobb County Kennestone Hospital Authority, 5.000%, 4/1/2031, Call 4/1/2021	3,000,000	3,413,610
County of DeKalb, 5.000%, 12/1/2025	4,950,000	6,414,210
East Point Building Authority, XLCA:
4.500%, 2/1/2025, Call 10/3/2016	500,000	500,395
5.000%, 2/1/2017	875,000	883,680
Effingham County Industrial Development Authority, 0.640%, 2/1/2038, Call 9/1/2016 (8)	6,370,000	6,370,000
Floyd County Development Authority, 0.640%, 9/1/2026, Call 9/1/2016 (8)	2,180,000	2,180,000
Floyd County Hospital Authority, County Guarantee:
5.000%, 7/1/2020	1,335,000	1,529,736
5.000%, 7/1/2021	1,155,000	1,358,719
5.000%, 7/1/2027, Call 7/1/2022	1,250,000	1,490,600
Fulton County Development Authority, 5.250%, 3/15/2024, Call 3/15/2019	1,120,000	1,228,360
Jefferson City School District, SAW, 5.250%, 2/1/2029, Call 2/1/2021	1,350,000	1,592,676
Main Street Natural Gas, Inc.:
5.000%, 3/15/2017	1,320,000	1,347,997
5.250%, 9/15/2018	250,000	270,142
Monroe County Development Authority, 0.640%, 11/1/2048, Call 9/1/2016 (8)	4,500,000	4,500,000
Private Colleges & Universities Authority, 5.000%, 10/1/2020	575,000	650,020
Richmond County Hospital Authority:
5.250%, 1/1/2029, Call 1/1/2019	1,150,000	1,255,098
5.375%, 1/1/2029, Call 1/1/2019	940,000	1,028,586
South Fulton Municipal Regional Water & Sewer Authority, BAM:
5.000%, 1/1/2023	800,000	966,056
5.000%, 1/1/2024	1,000,000	1,223,880
5.000%, 1/1/2025, Call 1/1/2024	700,000	851,347
South Georgia Governmental Services Authority, MBIA, 5.000%, 1/1/2020, Call 10/3/2016	300,000	300,849
South Regional Joint Development Authority, 5.250%, 8/1/2023	25,000	30,286
Spalding County, 6.125%, 9/1/2028, Call 9/1/2018	700,000	774,914
Valdosta & Lowndes County Hospital Authority, County Guarantee, 5.000%, 10/1/2025, Call 10/1/2021	2,940,000	3,473,551
Winder-Barrow Industrial Building Authority, AGM, 5.000%, 12/1/2029, Call 12/1/2021	1,000,000	1,176,150

		65,625,477

Guam — 0.2%
Territory of Guam:
5.000%, 12/1/2022	500,000	592,025
5.000%, 12/1/2030, Call 12/1/2026	1,000,000	1,220,880
5.000%, 12/1/2031, Call 12/1/2026	1,000,000	1,215,840

		3,028,745

Hawaii — 0.1%
City & County of Honolulu:
5.000%, 10/1/2022	500,000	611,550
5.000%, 10/1/2023	500,000	625,330

		1,236,880

Idaho — 0.3%
Boise-Kuna Irrigation District:
5.875%, 6/1/2022, Call 6/1/2018	200,000	217,936
7.375%, 6/1/2034, Call 6/1/2018	340,000	379,277
Canyon County School District No. 131 Nampa, School Bond Gty, 5.000%, 9/15/2023	1,000,000	1,251,450
Idaho Health Facilities Authority, 6.500%, 11/1/2023, Call 11/1/2018	515,000	577,289
Idaho Housing & Finance Association, AGC, 5.250%, 7/15/2026, Call 7/15/2018	2,965,000	3,214,772

		5,640,724

Illinois — 13.5%
Bureau County Township High School District No. 502, BAM, 6.625%, 10/1/2043, Call 12/1/2023	3,400,000	4,427,684
Chicago Board of Education, 4.560%, 3/1/2017, Call 10/3/2016 (8)	6,750,000	6,711,660
Chicago Board of Education, NATL:
0.000%, 12/1/2022	365,000	295,610
5.250%, 12/1/2021	1,000,000	1,125,770
Chicago Board of Education, NATL-RE, 5.000%, 12/1/2019	70,000	75,473

Chicago O’Hare International Airport:
5.000%, 1/1/2026, Call 1/1/2025 (15)	1,500,000	1,827,825
5.000%, 1/1/2031, Call 1/1/2025 (15)	1,000,000	1,182,580
Chicago O’Hare International Airport, AGC, 5.250%, 1/1/2026, Call 1/1/2020	775,000	874,123
Chicago Park District:
5.000%, 1/1/2023, Call 1/1/2022	1,060,000	1,216,223
5.000%, 1/1/2025, Call 7/1/2020	230,000	255,245
5.000%, 1/1/2026, Call 1/1/2021	730,000	815,359
5.000%, 1/1/2028, Call 1/1/2024	2,500,000	2,899,275
5.000%, 11/15/2029, Call 11/15/2018	130,000	136,913
Chicago Transit Authority, AGC:
5.250%, 6/1/2019, Call 6/1/2018	375,000	401,415
5.250%, 6/1/2022, Call 6/1/2018	3,250,000	3,459,755
City of Calumet City, AGM, 4.000%, 3/1/2017	435,000	441,438
City of Chicago:
5.000%, 1/1/2019	455,000	477,413
5.000%, 11/1/2025	2,000,000	2,428,620
5.000%, 11/1/2026	1,600,000	1,959,872
5.000%, 11/1/2027, Call 11/1/2026	1,000,000	1,216,900
5.000%, 11/1/2027, Call 11/1/2026	1,000,000	1,216,900
5.000%, 11/1/2028, Call 11/1/2026	1,000,000	1,208,950
5.000%, 11/1/2029, Call 11/1/2026	1,000,000	1,203,020
5.000%, 1/1/2031, Call 1/1/2025	3,715,000	4,344,730
5.000%, 1/1/2039, Call 1/1/2025	500,000	573,120
City of Chicago, AGM, 5.000%, 11/1/2027, Call 11/1/2018	200,000	211,966
City of Chicago, AGM-CR FGIC, 5.000%, 1/1/2023, Call 1/1/2017	200,000	201,944
City of Chicago, NATL-RE, 5.530%, 1/1/2020, Call 10/3/2016 (14)	1,000,000	1,013,620
City of Rochelle, AGM, 3.000%, 5/1/2017	250,000	253,573
City of Springfield:
5.000%, 12/1/2022	905,000	1,076,262
5.000%, 3/1/2026, Call 3/1/2025	1,000,000	1,226,080
5.000%, 3/1/2027, Call 3/1/2025	1,000,000	1,218,260
5.000%, 3/1/2028, Call 3/1/2025	1,000,000	1,213,940
5.000%, 3/1/2029, Call 3/1/2025	1,000,000	1,207,070
5.000%, 3/1/2031, Call 3/1/2025	900,000	1,077,930
5.500%, 3/1/2032, Call 3/1/2018	1,000,000	1,064,370
City of Springfield, NATL-RE:
5.000%, 3/1/2018, Call 3/1/2017	1,000,000	1,021,370
5.000%, 3/1/2022, Call 3/1/2017	650,000	663,891
Cook County Community Consolidated School District No. 65 Evanston:
0.000%, 12/1/2027, Call 12/1/2024	300,000	214,467
0.000%, 12/1/2029, Call 12/1/2024	400,000	255,448
0.000%, 12/1/2030, Call 12/1/2024	1,130,000	684,520
0.000%, 12/1/2031, Call 12/1/2024	1,500,000	857,085
Cook County Community High School District No. 219-Niles Township, FSA, 5.000%, 12/1/2025, Call 12/1/2017	1,405,000	1,478,678
Cook County School District No. 103 Lyons, AGM, 0.000%, 12/1/2021	850,000	763,513
Cook County School District No. 124 Evergreen Park, BAM, 4.000%, 12/1/2020	450,000	501,093
Cook County School District No. 144 Prairie Hills, AGM:
0.000%, 12/1/2028	2,830,000	1,855,433
0.000%, 12/1/2029	2,580,000	1,608,862
Cook County School District No. 159 Matteson-Richton Park, FSA, 0.000%, 12/1/2016	300,000	298,647
Cook County School District No. 83 Mannheim, 5.625%, 6/1/2033	2,980,000	3,749,436
Cook County Township High School District No. 201 J Sterling Morton, AMBAC, 0.000%, 12/1/2019	675,000	599,677
Cook County Township High School District No. 220 Reavis:
6.000%, 12/1/2030, Call 12/1/2023	1,000,000	1,252,880
6.000%, 12/1/2031, Call 12/1/2023	2,035,000	2,548,064
6.000%, 12/1/2032, Call 12/1/2023	2,160,000	2,699,654
6.000%, 6/1/2033, Call 12/1/2023	2,235,000	2,786,643
County of Cook:
5.000%, 11/15/2029, Call 11/15/2026	1,500,000	1,818,945
5.000%, 11/15/2030, Call 11/15/2026	2,050,000	2,477,732
5.000%, 11/15/2031, Call 11/15/2026	2,000,000	2,407,380
5.250%, 11/15/2023, Call 11/15/2020	350,000	396,865
County of Cook, BAM, 5.000%, 11/15/2023	1,000,000	1,203,710
County of St. Clair:
5.250%, 10/1/2024, Call 10/1/2019	485,000	549,990

5.250%, 10/1/2024, Call 10/1/2019	215,000	239,233
5.250%, 10/1/2027, Call 10/1/2019	835,000	946,890
5.250%, 10/1/2027, Call 10/1/2019	315,000	348,702
5.500%, 1/1/2038, Call 1/1/2023	825,000	977,823
DeKalb County Community Unit School District No. 424 Genoa-Kingston, AMBAC, 0.000%, 1/1/2020	600,000	562,572
DeKalb County Community Unit School District No. 428 DeKalb:
0.000%, 1/1/2025, Call 7/1/2020	400,000	289,792
0.000%, 1/1/2028, Call 7/1/2020	1,000,000	590,230
DeKalb Kane & LaSalle Counties Etc Community College District No. 523 Kishwaukee, 0.000%, 2/1/2035, Call 2/1/2021	470,000	158,432
DuPage County School District No. 16 Queen Bee, NATL-RE FGIC, 0.000%, 11/1/2019	530,000	488,241
Frankfort Square Park District, AMBAC, 0.000%, 1/1/2022	670,000	564,120
Illinois Finance Authority:
1.300%, 5/8/2017 (8)	960,000	961,469
2.500%, 5/15/2018	170,000	172,001
4.000%, 10/1/2016	345,000	345,725
4.000%, 2/15/2041, Call 2/15/2027	5,000,000	5,063,900
4.000%, 9/1/2041, Call 9/1/2026	2,550,000	2,669,824
5.000%, 11/15/2023, Call 11/15/2022	215,000	253,341
5.000%, 8/15/2024	250,000	302,978
5.000%, 5/15/2025	1,000,000	1,156,950
5.000%, 11/15/2026, Call 11/15/2025	1,000,000	1,232,770
5.000%, 11/15/2027, Call 11/15/2025	500,000	612,185
5.000%, 11/1/2029, Call 11/1/2026	2,000,000	2,474,140
5.000%, 5/15/2030, Call 5/15/2025	1,000,000	1,124,290
5.000%, 11/1/2030, Call 11/1/2026	1,200,000	1,478,388
5.000%, 11/1/2031, Call 11/1/2026	645,000	790,725
5.250%, 11/15/2022, Call 11/15/2017	1,450,000	1,529,214
5.250%, 2/15/2030, Call 2/15/2020	250,000	281,510
6.000%, 10/1/2024, Call 10/1/2021	1,010,000	1,163,803
6.000%, 8/15/2041, Call 8/15/2021	2,665,000	3,180,784
6.875%, 10/1/2043, Call 10/1/2021	3,000,000	3,588,060
Illinois Finance Authority, AGC:
5.250%, 8/15/2019	250,000	278,330
5.250%, 8/15/2033, Call 8/15/2018	880,000	946,959
Illinois Finance Authority, AGM:
0.000%, 1/1/2020	450,000	436,352
0.000%, 1/1/2020	500,000	472,055
0.000%, 1/1/2021	255,000	233,996
5.150%, 1/1/2019	420,000	460,979
Illinois Finance Authority, AMBAC, 6.000%, 2/1/2022, Call 2/1/2018	335,000	359,247
Illinois Housing Development Authority, GNMA/FNMA COLL, 2.450%, 6/1/2043, Call 1/1/2023	780,613	781,277
Illinois Municipal Electric Agency, MBIA, 5.250%, 2/1/2019, Call 2/1/2017	1,000,000	1,018,960
Illinois Municipal Electric Agency, NATL-RE FGIC, 5.250%, 2/1/2024, Call 2/1/2017	1,830,000	1,864,697
Illinois State Toll Highway Authority:
5.000%, 1/1/2028, Call 1/1/2023	1,000,000	1,200,900
5.000%, 1/1/2029, Call 1/1/2023	1,000,000	1,195,590
5.000%, 1/1/2030, Call 1/1/2026	1,000,000	1,243,320
5.000%, 12/1/2031, Call 1/1/2026	5,220,000	6,465,179
5.000%, 12/1/2032, Call 1/1/2026	2,100,000	2,590,959
5.500%, 1/1/2033, Call 1/1/2018	490,000	521,639
Kane & DeKalb Counties Community Unit School District No. 302 Kaneland, NATL-RE FGIC, 0.000%, 2/1/2023	5,450,000	4,663,183
Kane Cook & DuPage Counties School District No. U-46 Elgin, AMBAC:
0.000%, 1/1/2023	350,000	321,874
0.000%, 1/1/2023	650,000	563,589
Kane County School District No. 131 Aurora East Side, 1.250%, 6/1/2036, Call 9/20/2016 (8)	6,000,000	6,000,000
Kane McHenry Cook & De Kalb Counties Unit School District No. 300:
5.000%, 1/1/2023	1,000,000	1,194,270
5.000%, 1/1/2024	1,000,000	1,212,390
5.000%, 1/1/2026, Call 1/1/2025	4,000,000	4,874,280
5.250%, 1/1/2033, Call 1/1/2023	900,000	1,062,261
Knox & Warren Counties Community Unit School District No. 205 Galesburg, 6.125%, 1/1/2036, Call 1/1/2021	1,435,000	1,661,974
La Salle & Grundy Counties Township High School District No. 160 Seneca, 4.000%, 2/1/2017	325,000	329,199

Lake County School District No. 33, XLCA:
0.000%, 12/1/2026	525,000	361,814
0.000%, 12/1/2028	335,000	209,583
Lake County School District No. 38 Big Hollow, AMBAC, 0.000%, 2/1/2019	200,000	188,232
Lake County School District No. 56 Gurnee, 5.000%, 1/1/2024	440,000	533,117
Madison County Community Unit School District No. 7 Edwardsville, AGM, 5.000%, 12/1/2016	225,000	227,320
McHenry & Kane Counties Community Consolidated School District No. 158 Huntley, AGM-CR FGIC, 0.000%, 1/1/2024	500,000	420,190
McHenry & Kane Counties Community Consolidated School District No. 158 Huntley, NATL, 0.000%, 1/1/2021	1,900,000	1,736,809
McHenry & Kane Counties Community Consolidated School District No. 158 Huntley, NATL-RE:
0.000%, 1/1/2017	20,000	19,957
0.000%, 1/1/2017	190,000	189,088
McHenry County Community High School District No. 154 Marengo, NATL-RE FGIC, 0.000%, 1/1/2018	325,000	320,161
McHenry County Community Unit School District No. 12 Johnsburg, AGM:
4.000%, 1/1/2019	265,000	280,791
5.000%, 1/1/2020	550,000	610,016
5.000%, 1/1/2021	810,000	916,515
5.000%, 1/1/2022	895,000	1,027,388
Metropolitan Pier & Exposition Authority, NATL-RE:
0.000%, 6/15/2023 (14)	3,530,000	4,066,842
0.000%, 12/15/2023	855,000	682,572
0.000%, 6/15/2024	1,000,000	783,670
Metropolitan Pier & Exposition Authority, NATL-RE FGIC, 0.000%, 6/15/2020	440,000	399,564
Metropolitan Water Reclamation District of Greater Chicago, 5.000%, 12/1/2031, Call 12/1/2026	3,500,000	4,361,000
Northern Illinois Municipal Power Agency, NATL-RE, 5.000%, 1/1/2020, Call 1/1/2018	2,215,000	2,328,408
Peoria Public Building Commission, AGC, 0.000%, 12/1/2019, Call 12/1/2018	1,000,000	929,780
Railsplitter Tobacco Settlement Authority, 5.250%, 6/1/2021	1,120,000	1,312,976
South Suburban College Community School District No. 510, AGC, 0.000%, 12/1/2025	1,000,000	778,460
Southern Illinois University, BAM, 5.000%, 4/1/2026, Call 4/1/2025	1,175,000	1,422,490
Southern Illinois University, NATL-RE, 0.000%, 4/1/2017	500,000	493,390
Southwestern Illinois Development Authority:
5.000%, 10/15/2029, Call 10/15/2025	1,780,000	2,105,420
5.000%, 10/15/2032, Call 10/15/2025	1,335,000	1,562,617
Southwestern Illinois Development Authority, AGC, 5.750%, 2/1/2029, Call 2/1/2019	1,025,000	1,131,518
St. Clair County Community Unit School District No. 187 Cahokia, AGM, 5.000%, 1/1/2020	630,000	701,562
St. Louis Regional Airport Authority, 6.000%, 12/1/2024, Call 12/1/2018 (15)	745,000	829,267
State of Illinois:
5.000%, 3/1/2020	500,000	546,205
5.000%, 4/1/2024, Call 4/1/2023	500,000	565,580
5.000%, 6/1/2024, Call 12/1/2016	360,000	362,376
5.000%, 1/1/2025, Call 10/3/2016	275,000	276,111
5.000%, 1/1/2030, Call 1/1/2026	8,000,000	9,048,800
5.250%, 6/15/2034, Call 6/15/2019	3,715,000	4,076,209
6.500%, 6/15/2022	345,000	400,134
State of Illinois, AGM, 5.000%, 4/1/2028, Call 4/1/2023	3,205,000	3,604,888
Stephenson County School District No. 145 Freeport, AMBAC, 0.000%, 1/1/2018	425,000	418,234
Tazewell County School District No. 51 Washington Central, NATL-RE FGIC, 9.000%, 12/1/2025	165,000	253,483
Town of Cicero:
5.000%, 1/1/2020	1,000,000	1,101,620
5.000%, 1/1/2021	1,000,000	1,126,170
Village of Bolingbrook, AGM, 5.000%, 1/1/2025, Call 1/1/2020	1,425,000	1,581,479
Village of Elwood, RADIAN:
0.000%, 3/1/2024, Call 3/1/2017	250,000	169,020
0.000%, 3/1/2026, Call 3/1/2017	1,280,000	771,443
Village of Franklin Park, BAM:
4.000%, 10/1/2018	425,000	449,246
4.000%, 10/1/2019	420,000	453,877
4.000%, 10/1/2020	615,000	675,725
5.000%, 10/1/2022, Call 10/1/2021	730,000	845,369
5.000%, 10/1/2023, Call 10/1/2021	685,000	791,100
5.000%, 10/1/2024, Call 10/1/2021	425,000	489,715
5.000%, 10/1/2025, Call 10/1/2021	920,000	1,059,122
Village of Justice, AMBAC, 0.000%, 1/1/2021	635,000	561,937
Village of Maywood, 4.000%, 1/1/2017	1,635,000	1,642,096
Village of South Chicago Heights, NATL-RE FGIC, 0.000%, 11/1/2016	505,000	504,020

Will & Kankakee Counties School District No 255:
5.000%, 6/1/2026, Call 6/1/2025	500,000	584,700
5.000%, 6/1/2029, Call 6/1/2025	600,000	690,600
Will County Community High School District No. 210 Lincoln-Way:
5.000%, 1/1/2027, Call 1/1/2023	1,250,000	1,310,588
5.000%, 1/1/2028, Call 1/1/2023	3,500,000	3,649,835
5.000%, 1/1/2030, Call 1/1/2023	1,500,000	1,549,920
Will County Community School District No. 161 Summit Hill, NATL-RE FGIC:
0.000%, 1/1/2017	750,000	746,400
0.000%, 1/1/2019	695,000	667,165
Will County Community Unit School District No. 201-U Crete-Monee, NATL-RE:
0.000%, 11/1/2020	245,000	234,864
0.000%, 11/1/2020	1,755,000	1,630,483
0.000%, 11/1/2021	55,000	51,897
0.000%, 11/1/2021	245,000	221,686
0.000%, 11/1/2022	60,000	55,402
0.000%, 11/1/2022	190,000	166,474
Will County Community Unit School District No. 209-U Wilmington, NATL-RE, 5.750%, 1/1/2023, Call 10/17/2016	1,025,000	1,030,761
Will County School District No. 114 Manhattan, NATL, 0.000%, 12/1/2017	375,000	367,459
Will County School District No. 114, NATL-RE FGIC:
0.000%, 12/1/2020	1,180,000	1,081,871
0.000%, 12/1/2023	1,600,000	1,333,856
Will County Township High School District No. 204 Joliet, 6.250%, 1/1/2031, Call 1/1/2021	500,000	599,425
Will, Grundy, Etc. Counties Community College District No. 525:
5.250%, 6/1/2036, Call 12/1/2023	3,400,000	4,040,016
5.750%, 6/1/2028, Call 6/1/2018	170,000	183,369
Williamson County Community Unit School District No. 5 Carterville, AGC:
0.000%, 1/1/2029, Call 1/1/2019	300,000	161,346
0.000%, 1/1/2033, Call 1/1/2019	1,000,000	402,130
0.000%, 1/1/2034, Call 1/1/2019	1,000,000	372,070
Winnebago & Boone Counties School District No. 205 Rockford:
0.000%, 2/1/2020	500,000	471,535
4.000%, 2/1/2027, Call 2/1/2023	4,680,000	5,121,886

		248,166,636

Indiana — 2.8%
Carmel Redevelopment Authority, 5.000%, 7/1/2023, Call 7/1/2020	350,000	396,417
City of Greenwood:
4.000%, 10/1/2017	225,000	229,590
4.250%, 10/1/2020, Call 10/1/2018	820,000	882,304
4.625%, 10/1/2024, Call 10/1/2018	520,000	565,854
City of Rockport:
1.750%, 6/1/2018 (8)	700,000	705,985
1.750%, 6/1/2018 (8)	1,500,000	1,512,825
City of Whiting, 1.850%, 10/1/2019 (8)	1,150,000	1,166,537
Concord Community Schools Building Corp., AGM, 5.000%, 7/15/2025, Call 7/15/2018	1,000,000	1,079,630
County of Knox, 4.000%, 4/1/2018	250,000	258,667
County of Lake, 2.000%, 7/15/2017	285,000	288,238
Crown Point Multi School Building Corp., AGM SAW, 5.000%, 1/15/2022, Call 7/15/2017	1,000,000	1,036,460
Damon Run Conservancy District:
4.500%, 1/1/2018	215,000	223,910
4.500%, 7/1/2018	220,000	232,533
Fishers Redevelopment District:
5.125%, 7/15/2026, Call 1/15/2020	1,875,000	2,137,125
5.250%, 7/15/2023, Call 1/15/2020	1,605,000	1,838,881
Frankfort High School Elementary School Building Corp., 5.000%, 7/15/2025	115,000	144,684
Franklin Township-Marion County Multiple School Building Corp., SAW:
5.000%, 7/10/2021	580,000	681,923
5.000%, 7/15/2029, Call 1/15/2023	2,565,000	3,086,747
Gary Chicago International Airport Authority:
5.000%, 2/1/2017 (15)	210,000	212,852
5.000%, 2/1/2018 (15)	885,000	921,842
Indiana Bond Bank, 1.220%, 10/15/2022 (8)	1,650,000	1,578,357
Indiana Finance Authority:
3.000%, 7/1/2019	250,000	258,557
5.000%, 8/15/2020	700,000	779,926

5.000%, 10/1/2022	300,000	353,637
5.000%, 10/1/2023	400,000	478,444
5.000%, 10/1/2024, Call 10/1/2023	275,000	327,335
5.000%, 5/1/2029, Call 5/1/2022	4,070,000	4,714,729
5.000%, 10/1/2030, Call 10/1/2026	1,000,000	1,240,420
5.000%, 10/1/2032, Call 10/1/2026	1,000,000	1,230,320
5.000%, 10/1/2033, Call 10/1/2026	2,060,000	2,524,139
5.250%, 10/1/2024, Call 10/1/2021	710,000	845,610
5.250%, 10/1/2031, Call 10/1/2021	2,190,000	2,589,434
5.500%, 5/1/2024, Call 5/1/2019	1,000,000	1,120,580
Indiana Finance Authority, AMBAC, 4.550%, 12/1/2024, Call 12/1/2016	1,750,000	1,760,185
Indiana Health & Educational Facilities Financing Authority, AGM, 5.250%, 11/1/2023, Call 5/1/2018	500,000	537,660
Indiana Health Facility Financing Authority, AMBAC, 0.630%, 5/1/2031, Call 9/6/2016 (8) (13)	575,000	525,725
Indiana Housing & Community Development Authority, GNMA/FNMA, 4.000%, 12/1/2027, Call 6/1/2021	875,000	924,429
Indiana Municipal Power Agency, 5.250%, 1/1/2024, Call 1/1/2019	500,000	552,125
Indiana Municipal Power Agency, NATL-RE, 5.000%, 1/1/2037, Call 1/1/2017	1,850,000	1,876,399
Indianapolis Local Public Improvement Bond Bank:
5.000%, 1/1/2021	175,000	201,791
5.000%, 1/1/2022, Call 1/1/2021	200,000	229,890
5.750%, 1/1/2038, Call 1/1/2019	1,790,000	1,973,547
Indianapolis Local Public Improvement Bond Bank, NATL-RE, 5.250%, 7/1/2022	500,000	598,555
Lafayette Redevelopment Authority, 3.000%, 2/1/2018	95,000	98,017
Marion High School Building Corp.:
4.000%, 7/15/2019	455,000	493,634
4.000%, 7/15/2020, Call 1/15/2020	935,000	1,027,397
4.000%, 7/15/2021, Call 1/15/2020	375,000	411,930
North Central Campus School Building Corp., AGM, 5.250%, 7/15/2022, Call 7/15/2018	1,000,000	1,078,820
Portage Redevelopment District:
5.000%, 1/15/2023	280,000	330,462
5.000%, 1/15/2024	215,000	257,462
Porter County Jail Building Corp., AGM, 5.500%, 7/10/2021	200,000	225,110
Rush County Elementary School Building Corp., SAW, 5.250%, 7/15/2021, Call 1/15/2019	565,000	621,381
South Bend Community School Corp., NATL-RE SAW, 4.125%, 7/15/2019, Call 7/15/2017	450,000	463,243
Steuben Lakes Regional Waste District, 5.000%, 9/1/2024, Call 9/1/2023	1,225,000	1,485,729

		51,317,983

Iowa — 0.1%
Johnston Community School District, AGM, 5.000%, 7/1/2027, Call 7/1/2022	1,455,000	1,704,096

Kansas — 0.2%
County of Sedgwick/County of Shawnee, GNMA/FNMA/FHLMC, 5.875%, 6/1/2039, Call 6/1/2017 (15)	40,000	42,416
Kansas Development Finance Authority:
5.000%, 11/15/2020, Call 11/15/2019	800,000	909,744
5.000%, 3/1/2031, Call 3/1/2020	1,000,000	1,113,750
Kansas Development Finance Authority, FSA, 5.250%, 11/1/2028, Call 11/1/2018	475,000	521,094
Wyandotte County-Kansas City, 5.000%, 9/1/2032, Call 9/1/2022	1,000,000	1,173,380

		3,760,384

Kentucky — 0.9%
City of Winchester, BAM, 3.000%, 7/1/2017	105,000	107,109
Kentucky Asset Liability Commission:
5.000%, 9/1/2024	1,000,000	1,235,370
5.000%, 9/1/2025	1,250,000	1,567,550
Kentucky State Property & Building Commission, NATL, 5.000%, 3/1/2022, Call 3/1/2017	35,000	35,713
Louisville/Jefferson County Metropolitan Government:
5.000%, 10/1/2032, Call 10/1/2026	3,500,000	4,292,085
5.000%, 10/1/2033, Call 10/1/2026	1,300,000	1,586,416
Paducah Electric Plant Board, AGC, 5.000%, 10/1/2023, Call 4/1/2019	100,000	110,849
Paducah Electric Plant Board, AGM:
5.000%, 10/1/2027, Call 10/1/2026	2,000,000	2,448,620
5.000%, 10/1/2028, Call 10/1/2026	1,850,000	2,259,442
5.000%, 10/1/2030, Call 10/1/2026	1,500,000	1,814,145
5.000%, 10/1/2031, Call 10/1/2026	1,250,000	1,506,875
Pulaski County Public Properties Corp., 5.500%, 12/1/2024, Call 12/1/2018	260,000	287,638

		17,251,812

Louisiana — 2.7%
City of Bossier, 5.000%, 10/1/2031, Call 10/1/2024	1,160,000	1,411,372
City of New Orleans:
5.000%, 6/1/2021	800,000	933,912
5.000%, 12/1/2021	500,000	595,015
5.000%, 6/1/2022	450,000	532,985
5.000%, 12/1/2022	725,000	876,474
5.000%, 6/1/2023	500,000	601,760
5.000%, 12/1/2024	765,000	948,286
5.000%, 6/1/2026, Call 6/1/2025	150,000	183,879
5.000%, 12/1/2026, Call 12/1/2025	240,000	295,882
5.000%, 6/1/2027, Call 6/1/2025	200,000	243,216
5.000%, 6/1/2029, Call 6/1/2025	200,000	240,580
5.000%, 12/1/2029, Call 12/1/2025	350,000	424,004
5.000%, 6/1/2031, Call 6/1/2025	1,650,000	1,974,736
City of Shreveport, BAM, 4.000%, 12/1/2025, Call 12/1/2024	2,210,000	2,518,825
Lafayette Public Trust Financing Authority, AGM:
4.000%, 10/1/2020	690,000	759,566
4.000%, 10/1/2021	675,000	753,921
Louisiana Housing Corp., GNMA/FNMA/FHLMC:
4.750%, 6/1/2027, Call 6/1/2020	855,000	913,089
5.200%, 6/1/2039, Call 6/1/2017 (15)	65,000	65,731
Louisiana Local Government Environmental Facilities & Community Development Authority, AGM, 4.100%, 10/1/2038, Call 10/1/2024	550,000	595,936
Louisiana Public Facilities Authority:
3.375%, 9/1/2028, Call 3/1/2021	2,440,000	2,553,314
4.000%, 5/15/2041, Call 5/15/2026	500,000	539,145
Louisiana Stadium & Exposition District, 5.000%, 7/1/2023	800,000	974,472
Louisiana State Citizens Property Insurance Corp., 5.000%, 6/1/2020	650,000	741,760
Parish of St. Bernard:
4.000%, 3/1/2020	3,470,000	3,779,628
4.000%, 3/1/2021	3,585,000	3,970,782
Parish of St. James, 0.800%, 11/1/2040, Call 9/1/2016 (8)	14,000,000	14,000,000
Port New Orleans Board of Commissioners, 5.000%, 4/1/2032, Call 4/1/2023 (15)	725,000	820,555
Regional Transit Authority, NATL-RE FGIC, 0.000%, 12/1/2021	300,000	234,459
State of Louisiana, 0.816%, 5/1/2018, Call 11/1/2017 (8)	7,000,000	6,977,040
Terrebonne Parish Consolidated Government, 5.875%, 3/1/2024, Call 3/1/2019	495,000	557,632

		50,017,956

Maine — 0.6%
City of Portland, 5.000%, 7/1/2022	300,000	345,462
Maine Health & Higher Educational Facilities Authority, 4.000%, 7/1/2041, Call 7/1/2026	1,250,000	1,311,050
Maine State Housing Authority, 3.850%, 11/15/2029, Call 11/15/2021	7,500,000	8,137,575
Maine Turnpike Authority, 5.000%, 7/1/2029, Call 7/1/2022	1,500,000	1,797,960

		11,592,047

Maryland — 0.3%
Maryland Health & Higher Educational Facilities Authority, 5.750%, 7/1/2034, Call 7/1/2021	775,000	917,654
Montgomery County Housing Opportunites Commission:
5.000%, 7/1/2031, Call 7/1/2020	655,000	719,793
5.000%, 1/1/2043, Call 7/1/2022	320,000	344,179
5.125%, 7/1/2037, Call 7/1/2020	3,110,000	3,410,271

		5,391,897

Massachusetts — 1.1%
Commonwealth of Massachusetts, NATL-RE FGIC:
0.510%, 12/1/2030, Call 9/1/2016 (8) (13)	7,375,000	6,721,678
0.510%, 12/1/2030, Call 9/6/2016 (8) (13)	1,450,000	1,321,549
Massachusetts Development Finance Agency:
5.000%, 1/1/2023, Call 1/1/2017	650,000	659,172
5.000%, 7/1/2025, Call 7/1/2021	1,425,000	1,685,148
5.000%, 7/1/2027, Call 7/1/2025	125,000	157,134
Massachusetts Educational Financing Authority:
5.000%, 1/1/2017	270,000	272,616
5.000%, 7/1/2025, Call 7/1/2022 (15)	560,000	636,014
5.250%, 1/1/2019	445,000	474,677
5.250%, 1/1/2019 (15)	1,150,000	1,232,754

Massachusetts Health & Educational Facilities Authority:
5.000%, 7/1/2024, Call 7/1/2019	3,105,000	3,452,139
5.750%, 7/1/2036, Call 7/1/2019	805,000	901,697
Massachusetts Housing Finance Agency, 3.700%, 12/1/2027, Call 6/1/2022 (15)	2,385,000	2,542,529
Massachusetts School Building Authority, 5.000%, 8/15/2030, Call 8/15/2022	815,000	989,483

		21,046,590

Michigan — 5.8%
Alma Public Schools, Q-SBLF, 5.000%, 5/1/2021	890,000	1,039,066
Bay City School District, Q-SBLF:
5.000%, 11/1/2027, Call 5/1/2024	645,000	776,077
5.000%, 11/1/2028, Call 5/1/2024	1,305,000	1,569,184
Caledonia Community Schools, Q-SBLF:
5.000%, 5/1/2025	600,000	749,376
5.000%, 5/1/2026	500,000	630,565
Carman-Ainsworth Community School District, BAM:
5.000%, 5/1/2018	950,000	1,012,776
5.000%, 5/1/2020	375,000	425,198
Central Michigan University:
5.000%, 10/1/2034, Call 10/1/2025	750,000	906,030
5.000%, 10/1/2035, Call 10/1/2025	625,000	752,206
Charter Township of Northville:
4.000%, 4/1/2021	400,000	446,440
4.000%, 4/1/2022	240,000	270,163
Chippewa Valley Schools, Q-SBLF:
5.000%, 5/1/2027, Call 11/1/2025	1,355,000	1,687,002
5.000%, 5/1/2029, Call 11/1/2025	1,000,000	1,233,750
5.000%, 5/1/2030, Call 11/1/2025	1,000,000	1,232,820
5.000%, 5/1/2031, Call 5/1/2023	765,000	902,057
5.000%, 5/1/2031, Call 11/1/2025	1,000,000	1,223,520
City of Battle Creek, BAM, 5.000%, 6/1/2033, Call 6/1/2018	1,000,000	1,074,600
City of Detroit Sewage Disposal System Revenue, AGC NATL-RE, 5.250%, 7/1/2023, Call 7/1/2017	95,000	98,039
City of Detroit Sewage Disposal System Revenue, NATL, 0.000%, 7/1/2020	110,000	100,268
City of Detroit Water Supply System Revenue, AGM:
5.000%, 7/1/2018, Call 10/3/2016	250,000	250,755
5.000%, 7/1/2019, Call 10/3/2016	50,000	50,155
5.000%, 7/1/2020, Call 10/3/2016	720,000	722,232
5.000%, 7/1/2020, Call 10/3/2016	50,000	50,155
5.000%, 7/1/2023, Call 10/3/2016	200,000	200,618
City of Detroit Water Supply System Revenue, BHAC FGIC, 5.500%, 7/1/2035, Call 7/1/2018	1,035,000	1,105,722
City of Detroit Water Supply System Revenue, NATL-RE, 5.000%, 7/1/2027, Call 10/3/2016	5,000,000	5,012,100
City of Wyandotte, BAM:
5.000%, 10/1/2020	200,000	223,584
5.000%, 10/1/2021	290,000	329,492
5.000%, 10/1/2022	290,000	333,053
5.000%, 10/1/2023	250,000	289,740
5.000%, 10/1/2024	300,000	351,624
Coloma Community School District, Q-SBLF, 3.000%, 5/1/2021	905,000	975,083
Comstock Park Public Schools, Q-SBLF, 5.000%, 5/1/2028, Call 5/1/2021	400,000	453,240
Detroit City School District, AGM Q-SBLF, 5.250%, 5/1/2026	300,000	376,503
Dundee Community Schools, Q-SBLF:
5.000%, 5/1/2022	1,200,000	1,427,508
5.000%, 5/1/2025	1,000,000	1,248,960
Fitzgerald Public School District, BAM, 4.000%, 5/1/2019	2,065,000	2,210,459
Forest Hills Public Schools:
5.000%, 5/1/2020	1,600,000	1,824,032
5.000%, 5/1/2021	1,600,000	1,871,936
Fraser Public School District, Q-SBLF:
5.000%, 5/1/2021	1,000,000	1,167,490
5.000%, 5/1/2022	1,000,000	1,189,590
5.000%, 5/1/2025	1,700,000	2,123,232
Grosse Ile Township School District, Q-SBLF:
5.000%, 5/1/2021	535,000	624,607
5.000%, 5/1/2026, Call 5/1/2025	200,000	247,272
5.000%, 5/1/2027, Call 5/1/2025	230,000	281,497
5.000%, 5/1/2030, Call 5/1/2025	1,100,000	1,326,050
5.000%, 5/1/2032, Call 5/1/2025	1,025,000	1,225,008

Hartland Consolidated Schools, AGM Q-SBLF:
5.250%, 5/1/2026, Call 5/1/2021	1,625,000	1,890,687
5.250%, 5/1/2027, Call 5/1/2021	600,000	696,930
5.250%, 5/1/2028, Call 5/1/2021	1,575,000	1,817,960
Howell Public Schools, Q-SBLF, 4.250%, 5/1/2024, Call 5/1/2022	1,000,000	1,129,950
Jackson County Hospital Finance Authority, AGC, 4.500%, 6/1/2026, Call 6/1/2020 (8)	415,000	455,931
Jenison Public Schools:
5.000%, 5/1/2021	500,000	584,240
5.000%, 5/1/2022, Call 5/1/2021	560,000	652,417
Kent Hospital Finance Authority, 5.000%, 11/15/2029, Call 11/15/2021	1,000,000	1,169,800
Laingsburg Community School District, Q-SBLF, 3.000%, 5/1/2018	510,000	527,442
Lansing Board of Water & Light, 5.000%, 7/1/2037, Call 7/1/2021	1,000,000	1,147,560
Lansing School District, Q-SBLF:
5.000%, 5/1/2019	1,000,000	1,104,170
5.000%, 5/1/2020	1,825,000	2,077,014
Livonia Public Schools School District, BAM, 5.000%, 5/1/2021	1,600,000	1,851,520
Marshall Public Schools, Q-SBLF:
4.000%, 11/1/2027, Call 5/1/2025	260,000	296,904
4.000%, 11/1/2028, Call 5/1/2025	1,380,000	1,563,085
4.000%, 11/1/2029, Call 5/1/2025	940,000	1,060,781
Mattawan Consolidated School District, Q-SBLF:
4.000%, 5/1/2021	600,000	673,482
5.000%, 5/1/2019	1,215,000	1,341,567
5.000%, 5/1/2020	1,205,000	1,371,398
Michigan Finance Authority:
5.000%, 11/1/2020	2,000,000	2,310,460
5.000%, 7/1/2026, Call 7/1/2025	175,000	213,610
5.000%, 7/1/2027, Call 7/1/2025	600,000	726,498
5.000%, 7/1/2029, Call 7/1/2025	950,000	1,143,572
5.000%, 7/1/2032, Call 7/1/2025	1,500,000	1,784,655
5.000%, 7/1/2034, Call 7/1/2025	3,000,000	3,533,040
5.000%, 7/1/2034, Call 7/1/2025	500,000	587,980
Michigan Finance Authority, AGM:
5.000%, 7/1/2029, Call 7/1/2024	1,500,000	1,798,965
5.000%, 7/1/2030, Call 7/1/2024	1,500,000	1,793,025
Michigan State Building Authority, 5.000%, 10/15/2031, Call 10/15/2026	5,000,000	6,252,250
Michigan State Building Authority, NATL:
0.000%, 10/15/2021, Call 10/15/2016	835,000	659,291
0.000%, 10/15/2021, Call 10/15/2016	665,000	525,064
0.000%, 10/15/2023, Call 10/15/2016	900,000	643,149
0.000%, 10/15/2023, Call 10/15/2016	700,000	500,227
Michigan State Housing Development Authority, 5.625%, 10/1/2031, Call 10/1/2020	850,000	948,838
North Branch Area Schools, Q-SBLF, 5.000%, 5/1/2024	200,000	246,202
Plymouth-Canton Community School District, Q-SBLF:
4.000%, 5/1/2019	1,000,000	1,078,060
5.000%, 5/1/2021	450,000	525,371
Redford Union School District No. 1, AMBAC Q-SBLF, 5.000%, 5/1/2022	250,000	286,823
River Rouge School District, Q-SBLF:
5.000%, 5/1/2020	1,700,000	1,934,753
5.000%, 5/1/2021	1,155,000	1,348,451
State of Michigan, FSA, 5.250%, 9/15/2021, Call 9/15/2017	2,100,000	2,200,065
Taylor Tax Increment Finance Authority, AGM:
3.000%, 5/1/2017	875,000	889,123
3.000%, 5/1/2018	855,000	887,832
3.000%, 5/1/2019	340,000	354,477
3.250%, 5/1/2020	90,000	96,206
Wayland Union School District, AGM Q-SBLF:
5.000%, 5/1/2024, Call 5/1/2018	500,000	535,610
5.250%, 5/1/2019, Call 5/1/2018	400,000	430,128
Wayne County Airport Authority:
5.000%, 12/1/2026, Call 12/1/2025 (15)	3,000,000	3,639,840
5.000%, 12/1/2030, Call 12/1/2025	1,250,000	1,530,513
Wayne State University, AGM:
5.000%, 11/15/2025, Call 11/15/2018	230,000	251,206
5.000%, 11/15/2025, Call 11/15/2018	285,000	309,843
Western Township Utilities Authority, 4.000%, 1/1/2021	1,200,000	1,338,864

		106,337,663

Minnesota — 0.7%
City of Howard Lake, 2.000%, 2/1/2017	105,000	105,590
City of Minneapolis, AGC:
6.500%, 11/15/2038, Call 11/15/2018	165,000	185,775
6.500%, 11/15/2038, Call 11/15/2018	905,000	1,007,174
City of Minneapolis/St Paul Housing & Redevelopment Authority, 4.000%, 8/15/2019	445,000	481,041
City of Minneapolis/St Paul Housing & Redevelopment Authority, AGM, 5.000%, 8/15/2025, Call 8/15/2020 (8)	215,000	245,646
City of Minneapolis/St Paul Housing & Redevelopment Authority, NATL-RE, 0.495%, 8/1/2027, Call 9/6/2016 (8) (13)	375,000	345,139
City of Winona, 3.750%, 7/1/2021	170,000	180,382
Dakota County Community Development Agency, GNMA/FNMA/FHLMC COLL:
3.450%, 6/1/2020	40,000	40,931
3.650%, 6/1/2021, Call 12/1/2020	25,000	25,627
Minneapolis & St. Paul Housing & Redevelopment Authority, 5.250%, 8/15/2025, Call 8/15/2020	275,000	318,557
Minnesota Agricultural & Economic Development Board, AGC, 5.000%, 2/15/2017	1,400,000	1,426,684
Minnesota Higher Education Facilities Authority:
4.000%, 10/1/2016	250,000	250,525
4.000%, 10/1/2016	440,000	440,924
5.000%, 10/1/2019	400,000	444,644
Minnesota Housing Finance Agency:
3.900%, 7/1/2030, Call 1/1/2022	675,000	712,807
4.000%, 7/1/2040, Call 1/1/2022	735,000	768,200
Minnesota Housing Finance Agency, GNMA, 2.600%, 9/1/2042, Call 7/1/2022	1,148,405	1,154,216
Minnesota Housing Finance Agency, GNMA/FNMA COLL:
2.250%, 12/1/2042, Call 1/1/2022	695,029	689,017
5.000%, 1/1/2031, Call 7/1/2021	725,000	790,946
Northern Municipal Power Agency:
5.000%, 1/1/2027, Call 1/1/2026	350,000	440,899
5.000%, 1/1/2028, Call 1/1/2026	250,000	312,750
5.000%, 1/1/2029, Call 1/1/2026	610,000	756,674
5.000%, 1/1/2030, Call 1/1/2026	515,000	635,891
5.000%, 1/1/2031, Call 1/1/2026	325,000	400,368

		12,160,407

Mississippi — 0.3%
City of Jackson, BAM, 4.000%, 9/1/2023	600,000	673,302
Mississippi Development Bank:
3.125%, 10/1/2023	195,000	202,336
5.000%, 10/1/2023	2,725,000	3,086,253
5.000%, 1/1/2027, Call 1/1/2022	1,200,000	1,409,916
Mississippi Home Corp., GNMA/FNMA/FHLMC, 6.750%, 6/1/2039, Call 6/1/2018	270,000	279,688
Mississippi State University Educational Building Corp.:
5.000%, 11/1/2021	225,000	267,347
5.000%, 11/1/2022	135,000	163,287

		6,082,129

Missouri — 2.1%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, 5.000%, 10/1/2033, Call 10/1/2022	4,000,000	4,737,840
Chesterfield Valley Transportation Development District:
3.250%, 5/15/2028, Call 5/15/2023	835,000	871,773
4.000%, 5/15/2019	475,000	509,461
5.000%, 5/15/2020	125,000	140,940
5.000%, 5/15/2021	490,000	563,804
City of Kansas City:
5.000%, 9/1/2021, Call 9/1/2019	500,000	557,595
5.000%, 9/1/2023, Call 9/1/2019	300,000	334,371
5.000%, 10/1/2026, Call 10/1/2025	120,000	149,948
5.000%, 10/1/2027, Call 10/1/2025	205,000	254,624
5.000%, 10/1/2028, Call 10/1/2025	115,000	141,981
5.000%, 9/1/2032, Call 9/1/2019	1,000,000	1,107,090
City of St. Louis, AGM, 5.000%, 7/1/2020, Call 7/1/2017	1,885,000	1,948,713
Health & Educational Facilities Authority:
4.000%, 2/1/2040, Call 8/1/2025	1,000,000	1,063,120
4.000%, 11/15/2042, Call 5/15/2026	1,200,000	1,309,728
5.000%, 11/15/2028, Call 5/15/2026	3,300,000	4,122,030

Independence School District, SAW, 5.250%, 3/1/2030, Call 3/1/2021	2,000,000	2,353,060
Joplin Industrial Development Authority, 5.000%, 2/15/2020	330,000	372,629
Missouri Health & Educational Facilities Authority, 5.000%, 2/1/2024, Call 2/1/2021	1,050,000	1,195,415
Missouri Housing Development Commission, 5.000%, 11/1/2027, Call 11/1/2019	395,000	412,281
Missouri Housing Development Commission, GNMA/FNMA/COLL, 5.000%, 9/1/2039, Call 3/1/2019	40,000	41,213
Missouri Housing Development Commission, GNMA/FNMA/FHLMC:
3.800%, 5/1/2025, Call 5/1/2021	810,000	862,747
4.000%, 5/1/2027, Call 5/1/2021	795,000	853,568
Missouri State Environmental Improvement & Energy Resources Authority:
5.750%, 1/1/2029, Call 1/1/2019	685,000	763,433
5.750%, 1/1/2029, Call 1/1/2019	65,000	72,443
Missouri State Health & Educational Facilities Authority:
3.500%, 2/15/2017	1,430,000	1,444,758
3.750%, 2/15/2018	950,000	981,882
5.250%, 10/1/2031, Call 10/1/2021	1,000,000	1,149,160
St. Louis County Industrial Development Authority, 2.850%, 9/1/2018, Call 3/1/2017	2,900,000	2,903,625
St. Louis Municipal Finance Corp., 5.000%, 2/15/2021	290,000	333,454
St. Louis Regional Convention & Sports Complex Authority, 5.000%, 8/15/2020	3,050,000	3,505,029
Stone County Reorganized School District No. 4 Reeds Spring, SAW:
5.000%, 3/1/2030, Call 3/1/2020	1,000,000	1,133,280
5.000%, 3/1/2031, Call 3/1/2020	750,000	848,858
5.000%, 3/1/2032, Call 3/1/2020	1,000,000	1,130,330

		38,170,183

Nebraska — 0.6%
Central Plains Energy Project, 5.000%, 12/1/2019 (8)	4,000,000	4,479,600
Lancaster County Hospital Authority No. 1, 5.500%, 1/1/2030, Call 1/1/2020	1,000,000	1,132,510
Nebraska Public Power District:
5.000%, 1/1/2025, Call 1/1/2018	750,000	792,990
5.000%, 1/1/2026, Call 1/1/2018	750,000	792,990
5.000%, 1/1/2032, Call 1/1/2022	1,000,000	1,172,140
Omaha-Douglas Public Building Commission:
5.000%, 5/1/2026, Call 5/1/2022	825,000	986,815
5.000%, 5/1/2027, Call 5/1/2022	585,000	699,034
5.000%, 5/1/2028, Call 5/1/2022	550,000	654,896
5.000%, 5/1/2029, Call 5/1/2022	660,000	784,694

		11,495,669

Nevada — 1.5%
City of Reno, 5.250%, 6/1/2032, Call 6/1/2017	105,000	108,572
Clark County School District, AMBAC, 5.000%, 6/15/2019, Call 6/15/2017	1,600,000	1,654,336
County of Clark, 5.000%, 7/1/2028, Call 7/1/2019	2,180,000	2,417,293
County of Clark Department of Aviation:
5.000%, 7/1/2029, Call 7/1/2024	1,200,000	1,465,188
5.000%, 7/1/2030, Call 7/1/2024	1,000,000	1,217,750
County of Clark, AMBAC:
5.000%, 11/1/2024, Call 11/1/2016	165,000	166,152
5.000%, 11/1/2024, Call 11/1/2016	245,000	246,710
County of Washoe:
5.000%, 2/1/2033, Call 2/1/2019	3,920,000	4,267,822
5.500%, 2/1/2028, Call 2/1/2019	1,000,000	1,108,580
Las Vegas Valley Water District:
5.000%, 6/1/2027, Call 6/1/2026	1,000,000	1,292,860
5.000%, 6/1/2028, Call 6/1/2022	5,115,000	6,164,035
5.000%, 6/1/2028, Call 6/1/2026	820,000	1,052,519
5.000%, 6/1/2029, Call 6/1/2026	3,000,000	3,826,050
Nevada Housing Division, GNMA/FNMA/FHLMC:
4.400%, 4/1/2029, Call 10/1/2021	1,720,000	1,839,007
5.375%, 10/1/2039, Call 4/1/2019	425,000	436,398

		27,263,272

New Hampshire — 0.1%
New Hampshire Housing Finance Authority:
4.500%, 1/1/2029, Call 7/1/2020	535,000	554,297
4.800%, 7/1/2028, Call 1/1/2022	1,420,000	1,537,846
6.000%, 7/1/2038, Call 1/1/2018 (15)	255,000	266,791

		2,358,934

New Jersey — 2.9%
City of Passaic, 4.000%, 5/1/2017	280,000	286,006
New Jersey Economic Development Authority:
0.870%, 11/1/2031, Call 9/1/2016 (8)	585,000	585,000
5.000%, 6/15/2019	3,000,000	3,260,340
5.000%, 6/15/2020	1,500,000	1,664,520
New Jersey Higher Education Student Assistance Authority, 4.875%, 12/1/2024, Call 12/1/2019	7,410,000	7,975,087
New Jersey Housing & Mortgage Finance Agency, 4.250%, 10/1/2032, Call 10/1/2021	545,000	572,021
New Jersey State Turnpike Authority:
5.000%, 1/1/2032, Call 7/1/2022	3,440,000	4,125,454
5.000%, 1/1/2035, Call 1/1/2022	1,685,000	1,969,428
New Jersey State Turnpike Authority, NATL-RE:
0.858%, 1/1/2030, Call 9/1/2016 (8) (13)	475,000	430,074
0.980%, 1/1/2030, Call 9/6/2016 (8) (13)	350,000	316,890
0.980%, 1/1/2030, Call 9/2/2016 (8) (13)	1,900,000	1,720,315
0.998%, 1/1/2030, Call 9/2/2016 (8) (13)	500,000	452,716
New Jersey Transportation Trust Fund Authority:
1.560%, 12/15/2019, Call 6/15/2019 (8)	5,000,000	4,909,500
5.000%, 6/15/2022	500,000	574,055
5.000%, 6/15/2032, Call 12/15/2024	5,000,000	5,684,550
5.250%, 12/15/2023, Call 12/15/2018	1,355,000	1,477,451
5.250%, 12/15/2023	240,000	282,422
New Jersey Transportation Trust Fund Authority, BAM:
5.000%, 6/15/2028, Call 6/15/2022	5,000,000	5,731,800
5.000%, 6/15/2033, Call 6/15/2022	3,000,000	3,392,250
5.250%, 6/15/2033, Call 6/15/2023	5,635,000	6,556,886
New Jersey Transportation Trust Fund Authority, BHAC, 0.000%, 12/15/2024	440,000	372,887
New Jersey Turnpike Authority, 5.000%, 1/1/2031, Call 1/1/2025	500,000	617,445

		52,957,097

New Mexico — 1.5%
City of Farmington:
1.875%, 4/1/2020 (8)	3,000,000	3,062,280
1.875%, 4/1/2020 (8)	3,750,000	3,825,900
City of Santa Fe, 4.000%, 6/1/2025, Call 6/1/2022	655,000	745,056
New Mexico Finance Authority:
5.000%, 6/1/2026, Call 6/1/2018	2,395,000	2,577,140
5.700%, 6/1/2026, Call 6/1/2018	465,000	506,404
5.800%, 6/1/2027, Call 6/1/2018	825,000	898,672
New Mexico Finance Authority, NATL-RE, 5.250%, 6/15/2023, Call 6/15/2017	1,000,000	1,035,570
New Mexico Mortgage Finance Authority, GNMA, 2.600%, 2/1/2043, Call 1/1/2023	1,033,155	1,035,428
New Mexico Mortgage Finance Authority, GNMA/FNMA/FHLMC:
4.200%, 7/1/2028, Call 1/1/2017 (15)	255,000	258,073
4.500%, 9/1/2024, Call 9/1/2019	210,000	221,577
5.650%, 9/1/2039, Call 3/1/2019	355,000	368,866
6.000%, 9/1/2039, Call 3/1/2019	440,000	455,136
New Mexico Mortgage Finance Authority, GNMA/FNMA/FHLMC COLL:
4.625%, 3/1/2028, Call 9/1/2021	755,000	788,054
5.350%, 3/1/2030, Call 9/1/2020	1,825,000	1,937,292
New Mexico Municipal Energy Acquisition Authority, 1.081%, 8/1/2019, Call 2/1/2019 (8)	10,000,000	9,957,200

		27,672,648

New York — 4.3%
Albany Capital Resource Corp.:
5.000%, 12/1/2023	150,000	185,754
5.000%, 12/1/2024	200,000	248,608
Byron-Bergen Central School District, AGM SAW, 3.000%, 6/15/2018	1,215,000	1,262,008
City of New York, 0.580%, 8/1/2026, Call 9/6/2016 (8) (13)	100,000	100,000
City of New York, AGC:
0.650%, 10/1/2027, Call 9/2/2016 (8) (13)	850,000	850,000
0.680%, 10/1/2021, Call 9/6/2016 (8) (13)	400,000	400,000
City of Newburgh, 2.000%, 5/15/2017	575,000	578,950
Long Island Power Authority, 0.996%, 11/1/2018, Call 5/1/2018 (8)	2,500,000	2,504,100
Long Island Power Authority, BHAC, 5.000%, 12/1/2021, Call 12/1/2016	600,000	606,168
Metropolitan Transportation Authority:
0.681%, 11/1/2017, Call 5/1/2017 (8)	2,800,000	2,795,716
5.000%, 11/15/2032, Call 5/15/2026	2,325,000	2,885,767

Metropolitan Transportation Authority, AGM:
0.941%, 5/15/2018, Call 11/15/2017 (8)	4,000,000	4,005,720
0.994%, 11/1/2022, Call 9/1/2016 (8) (13)	425,000	407,974
1.046%, 11/1/2022, Call 9/7/2016 (8) (13)	200,000	191,963
New York City Industrial Development Agency, ACA, 4.400%, 11/1/2016	675,000	679,084
New York City Transit Authority/Metropolitan Transportation Authority/Triborough Bridge & Tunnel, AMBAC:
1.396%, 1/1/2030, Call 9/16/2016 (8) (13)	275,000	247,009
1.430%, 1/1/2030, Call 9/1/2016 (8) (13)	150,000	134,065
1.439%, 1/1/2030, Call 9/7/2016 (8) (13)	150,000	138,317
1.442%, 1/1/2030, Call 9/6/2016 (8) (13)	225,000	202,678
New York City Transitional Finance Authority:
5.000%, 11/1/2024	2,215,000	2,841,070
5.000%, 11/1/2024, Call 11/1/2022	5,715,000	7,010,648
5.000%, 11/1/2025, Call 5/1/2025	2,475,000	3,175,425
5.000%, 11/1/2026, Call 5/1/2025	1,000,000	1,288,630
5.000%, 11/1/2026, Call 5/1/2025	2,000,000	2,577,260
New York City Transitional Finance Authority, NATL-RE FGIC, 5.000%, 7/15/2024, Call 1/15/2017	435,000	442,060
New York City Water & Sewer System:
5.000%, 6/15/2028, Call 6/15/2024	500,000	627,965
5.000%, 6/15/2029, Call 6/15/2024	600,000	748,566
New York Mortgage Agency:
4.000%, 10/1/2026, Call 4/1/2021	1,000,000	1,071,300
5.000%, 10/1/2019	500,000	556,525
New York State Dormitory Authority:
5.000%, 3/15/2027, Call 3/15/2022	7,555,000	9,098,713
5.000%, 3/15/2028, Call 3/15/2019	625,000	690,488
5.000%, 3/15/2031, Call 9/15/2025	5,465,000	6,884,588
6.000%, 7/1/2038, Call 7/1/2020	1,000,000	1,144,370
New York State Dormitory Authority, NATL-RE, 0.680%, 7/1/2029, Call 9/6/2016 (8) (13)	3,000,000	2,671,092
New York State Energy Research & Development Authority, AMBAC, 0.250%, 10/1/2028, Call 9/2/2016 (8) (13)	500,000	500,000
New York State Energy Research & Development Authority, NATL-RE, 0.980%, 12/1/2020, Call 9/7/2016 (8) (13)	6,450,000	6,170,109
New York State Urban Development Corp., 5.000%, 3/15/2028, Call 3/15/2023	1,000,000	1,224,440
New York Transportation Development Corp.:
4.000%, 7/1/2031, Call 7/1/2024 (15)	2,000,000	2,171,100
4.000%, 7/1/2041, Call 7/1/2024 (15)	2,475,000	2,627,658
5.000%, 7/1/2034, Call 7/1/2024 (15)	1,250,000	1,463,788
5.000%, 7/1/2041, Call 7/1/2024 (15)	2,500,000	2,894,200
Niagara Tobacco Asset Securitization Corp., 5.000%, 5/15/2017	300,000	309,030
State of New York, NATL-RE FGIC:
0.572%, 2/15/2022, Call 9/1/2016 (8) (13)	1,270,000	1,225,047
0.572%, 2/13/2032, Call 9/1/2016 (8) (13)	2,280,000	2,114,050

		79,952,003

North Carolina — 0.7%
Charlotte-Mecklenburg Hospital Authority, 5.000%, 1/15/2021, Call 1/15/2017	850,000	864,390
County of Catawba:
4.000%, 10/1/2025, Call 10/1/2021	585,000	654,615
5.000%, 10/1/2023, Call 10/1/2021	1,000,000	1,174,500
5.000%, 10/1/2024, Call 10/1/2021	835,000	980,265
County of Cumberland, 5.125%, 12/1/2028, Call 12/1/2019	250,000	282,497
County of Union:
5.000%, 12/1/2026, Call 6/1/2023	1,390,000	1,686,668
5.000%, 12/1/2027, Call 6/1/2023	1,645,000	1,983,278
North Carolina Eastern Municipal Power Agency, AGC, 6.000%, 1/1/2019	275,000	293,538
North Carolina Housing Finance Agency, 4.250%, 1/1/2028, Call 7/1/2021	485,000	508,193
North Carolina Medical Care Commission:
4.000%, 6/1/2020	470,000	515,402
5.000%, 6/1/2027, Call 6/1/2022	500,000	588,005
Orange County Public Facilities, 5.000%, 10/1/2026, Call 10/1/2022	1,130,000	1,368,102
Raleigh Durham Airport Authority, 5.000%, 5/1/2036, Call 5/1/2020	1,690,000	1,903,312

		12,802,765

North Dakota — 1.6%
Barnes County North Public School District Building Authority:
4.000%, 5/1/2021	635,000	682,066
4.500%, 5/1/2030, Call 5/1/2021	1,515,000	1,608,885
4.500%, 5/1/2033, Call 5/1/2021	1,850,000	1,940,891
City of Bowman, 2.500%, 2/15/2017, Call 10/3/2016	3,000,000	3,000,480
City of Dickinson, 5.000%, 10/1/2025, Call 10/1/2021	2,240,000	2,609,398
City of Grand Forks:
4.000%, 12/1/2019	535,000	579,737
5.000%, 12/1/2032, Call 12/1/2021	1,000,000	1,104,360
City of West Fargo, 3.000%, 5/1/2023, Call 5/1/2017	185,000	187,024
North Dakota Housing Finance Agency:
3.600%, 7/1/2032, Call 7/1/2022	1,290,000	1,341,858
3.750%, 7/1/2034, Call 7/1/2022	240,000	250,846
4.125%, 1/1/2026, Call 1/1/2021	615,000	654,489
North Dakota Public Finance Authority:
4.000%, 6/1/2023	2,440,000	2,832,791
4.000%, 6/1/2024, Call 6/1/2023	2,190,000	2,536,458
4.000%, 6/1/2025, Call 6/1/2023	1,145,000	1,319,006
North Dakota State Housing Finance Agency, 5.250%, 1/1/2029, Call 7/1/2019	790,000	822,698
Williston Parks & Recreation District:
3.000%, 3/1/2017	805,000	812,470
4.500%, 3/1/2020	1,205,000	1,274,227
4.500%, 3/1/2025, Call 3/1/2021	2,525,000	2,653,598
4.625%, 3/1/2026, Call 3/1/2021	2,620,000	2,754,720

		28,966,002

Ohio — 3.9%
Apollo Joint Vocational School District:
5.250%, 12/1/2032, Call 12/1/2021	600,000	689,058
5.250%, 12/1/2033, Call 12/1/2021	500,000	572,885
Brookfield Local School District, AGM, 5.000%, 1/15/2030, Call 1/15/2018	400,000	421,752
City of Cleveland:
5.000%, 1/1/2022, Call 1/1/2021	2,320,000	2,656,238
5.000%, 10/1/2024, Call 10/1/2022	460,000	552,175
5.000%, 10/1/2028, Call 10/1/2022	1,075,000	1,289,720
5.000%, 10/1/2029, Call 10/1/2022	1,130,000	1,352,090
5.000%, 10/1/2029, Call 10/1/2022	2,290,000	2,740,077
5.000%, 1/1/2031, Call 1/1/2022	1,270,000	1,468,958
City of Cleveland, AGM:
5.000%, 1/1/2030, Call 1/1/2022	3,900,000	4,521,699
5.000%, 1/1/2031, Call 1/1/2022	1,000,000	1,156,110
City of Middleburg Heights, 5.125%, 8/1/2031, Call 8/1/2021	1,000,000	1,157,380
Cleveland Department of Public Utilities Division of Water:
4.000%, 1/1/2028, Call 1/1/2024	500,000	563,410
4.000%, 1/1/2029, Call 1/1/2024	1,000,000	1,118,180
4.000%, 1/1/2030, Call 1/1/2024	1,000,000	1,113,180
Cleveland Heights & University Heights City School District:
0.000%, 12/1/2024	400,000	342,868
0.000%, 12/1/2025	600,000	498,348
Cleveland-Cuyahoga County Port Authority, 5.000%, 10/1/2022, Call 10/1/2020	1,000,000	1,165,210
County of Franklin:
5.000%, 5/15/2028, Call 5/15/2023	2,000,000	2,436,940
5.000%, 5/15/2031, Call 5/15/2023	405,000	484,376
County of Hamilton, 5.000%, 12/1/2029, Call 12/1/2021	975,000	1,144,592
County of Hancock, 5.750%, 12/1/2026, Call 6/1/2021	1,120,000	1,335,107
County of Lorain, AMBAC:
1.013%, 10/1/2030 (8) (13)	4,350,000	4,004,836
1.074%, 10/1/2030 (8) (13)	500,000	463,176
County of Lucas, 5.000%, 11/15/2022, Call 11/15/2021	925,000	1,096,782
Delaware City School District, 5.250%, 12/1/2038, Call 6/1/2023	1,240,000	1,495,353
Elyria City School District, School District Credit Program:
4.000%, 12/1/2026, Call 12/1/2022	480,000	551,486
4.000%, 12/1/2027, Call 12/1/2022	1,160,000	1,326,808
4.000%, 12/1/2028, Call 12/1/2022	1,130,000	1,288,889
4.000%, 12/1/2032, Call 12/1/2022	1,015,000	1,115,921
4.000%, 12/1/2033, Call 12/1/2022	1,550,000	1,699,389
4.000%, 12/1/2034, Call 12/1/2022	1,435,000	1,568,943
Johnstown-Monroe Local School District, 5.000%, 12/1/2030, Call 12/1/2021	715,000	846,489

Lake County Community College District:
4.000%, 12/1/2022, Call 12/1/2019	695,000	761,922
4.000%, 12/1/2024, Call 12/1/2019	835,000	914,559
4.000%, 12/1/2025, Call 12/1/2019	855,000	936,182
Lake Local School District/Stark County, School District Credit Program:
4.000%, 12/1/2023, Call 12/1/2021	1,550,000	1,764,520
4.000%, 12/1/2025, Call 12/1/2021	1,660,000	1,889,744
Liberty Local School District, AGM:
2.500%, 12/1/2016	555,000	557,453
4.500%, 12/1/2018	885,000	951,269
New Albany Community Authority:
4.000%, 10/1/2020	590,000	647,525
5.000%, 10/1/2022	1,000,000	1,185,090
5.000%, 10/1/2023, Call 10/1/2022	1,105,000	1,326,420
North Olmsted City School District:
5.000%, 12/1/2027, Call 12/1/2023	220,000	270,912
5.000%, 12/1/2028, Call 12/1/2023	365,000	447,512
5.000%, 12/1/2029, Call 12/1/2023	500,000	610,740
Ohio Higher Educational Facility Commission:
4.000%, 12/1/2020	1,050,000	1,149,634
4.000%, 12/1/2021	795,000	882,426
4.000%, 12/1/2022	845,000	944,651
Ohio Housing Finance Agency, GNMA/FNMA/FHLMC COLL, 5.200%, 9/1/2029, Call 9/1/2018	1,270,000	1,333,132
Ohio State Turnpike Commission, 5.250%, 2/15/2033, Call 2/15/2023	1,330,000	1,603,395
Ohio State Water Development Authority, 5.000%, 6/1/2022	1,100,000	1,337,138
Ohio University, 5.000%, 12/1/2028, Call 6/1/2022	225,000	266,762
State of Ohio, 0.880%, 1/15/2045, Call 9/1/2016 (8)	8,250,000	8,250,000
University of Toledo, 5.000%, 6/1/2030, Call 6/1/2021	250,000	287,875

		72,557,286

Oklahoma — 0.6%
Blanchard Municipal Improvement Authority, BAM, 4.000%, 5/1/2039, Call 5/1/2022	315,000	335,475
Cushing Educational Facilities Authority, 5.000%, 9/1/2022	2,000,000	2,404,400
Delaware County Justice Authority:
3.750%, 9/1/2029, Call 9/1/2017	2,365,000	2,404,519
4.000%, 9/1/2018	415,000	438,327
4.000%, 9/1/2019	740,000	799,466
4.000%, 9/1/2020	700,000	770,609
4.000%, 9/1/2021	805,000	899,692
Oklahoma Housing Finance Agency, GNMA:
2.500%, 3/1/2022	545,000	561,383
3.300%, 3/1/2031, Call 3/1/2022	1,315,000	1,376,871
Oklahoma Housing Finance Agency, GNMA/FNMA/FHLMC, 6.500%, 9/1/2038, Call 9/1/2018	185,000	191,074
Oklahoma Housing Finance Agency, GNMA/FNMA/FHLMC COLL, 5.250%, 9/1/2029, Call 3/1/2019	25,000	25,635
Tulsa Airports Improvement Trust, BAM, 5.000%, 6/1/2028, Call 6/1/2023 (15)	1,405,000	1,650,959

		11,858,410

Oregon — 0.8%
City of Portland, 5.000%, 6/15/2027, Call 6/15/2022	1,000,000	1,185,600
City of Tigard:
5.000%, 8/1/2029, Call 8/1/2022	690,000	827,220
5.000%, 8/1/2037, Call 8/1/2025	650,000	785,889
City of Woodburn:
0.000%, 3/1/2020	1,380,000	1,309,040
0.000%, 3/1/2021	1,215,000	1,128,650
Clackamas & Washington Counties School District No. 3, NATL-RE FGIC School Bond Gty, 0.000%, 6/15/2023	2,000,000	1,795,320
Klamath Falls Intercommunity Hospital Authority:
5.000%, 9/1/2021	250,000	293,990
5.000%, 9/1/2022	505,000	603,278
Multnomah County School District No. 3 Park Rose, School Bond Gty, 5.000%, 6/30/2036, Call 6/30/2021	475,000	551,485
Port of Morrow:
3.500%, 6/1/2020, Call 6/1/2019	210,000	223,253
3.750%, 6/1/2021, Call 6/1/2019	220,000	234,439
4.000%, 6/1/2022, Call 6/1/2019	235,000	251,079

Port of Portland, 5.500%, 7/1/2031, Call 7/1/2021	3,000,000	3,555,840
State of Oregon Housing & Community Services Department, 4.450%, 7/1/2023, Call 1/1/2020 (15)	1,510,000	1,612,891

		14,357,974

Pennsylvania — 2.1%
Capital Region Water, BAM:
5.000%, 7/15/2024	965,000	1,184,769
5.000%, 7/15/2029, Call 7/15/2026	400,000	495,960
Central Bradford Progress Authority, 5.375%, 12/1/2041, Call 12/1/2021	500,000	569,595
City of Philadelphia, AGM, 5.250%, 12/15/2023, Call 12/15/2018	755,000	827,344
City of Pittsburgh:
4.000%, 9/1/2016	415,000	415,000
4.000%, 9/1/2021	750,000	842,437
Kiski Area School District, AGM SAW, 4.000%, 3/1/2021	1,450,000	1,610,036
Lancaster Industrial Development Authority:
5.000%, 5/1/2021	360,000	403,999
5.000%, 5/1/2022	430,000	490,222
Lehigh County General Purpose Authority, 4.000%, 11/1/2019	555,000	604,373
Montgomery County Industrial Development Authority:
5.000%, 11/15/2016	1,500,000	1,512,990
6.250%, 11/15/2029, Call 11/15/2019	715,000	836,800
Montgomery County Industrial Development Authority, FHA, 5.000%, 8/1/2024, Call 8/1/2020	1,350,000	1,567,431
Nazareth Area School District, SAW, 0.856%, 2/1/2018, Call 8/1/2017 (8)	500,000	499,395
Pennsylvania Economic Development Financing Authority, 1.250%, 5/1/2017 (8)	500,000	500,250
Pennsylvania Economic Development Financing Authority, AGM:
0.000%, 1/1/2020	600,000	565,350
0.000%, 1/1/2021	600,000	552,228
5.000%, 1/1/2022	305,000	354,123
Pennsylvania Higher Educational Facilities Authority, 4.000%, 5/1/2036, Call 5/1/2026	1,250,000	1,376,075
Pennsylvania Housing Finance Agency, 4.200%, 10/1/2033, Call 10/1/2022 (15)	2,300,000	2,437,655
Pennsylvania Turnpike Commission:
1.240%, 12/1/2018, Call 6/1/2018 (8)	2,850,000	2,850,285
1.540%, 12/1/2021, Call 6/1/2021 (8)	5,000,000	4,992,200
4.000%, 12/1/2023, Call 12/1/2019	200,000	217,254
5.000%, 6/1/2021, Call 6/1/2019	715,000	797,132
5.000%, 12/1/2030, Call 12/1/2020 (14)	585,000	669,755
6.000%, 12/1/2034, Call 12/1/2020 (14)	55,000	66,683
6.000%, 12/1/2034, Call 12/1/2020 (14)	340,000	404,410
6.000%, 12/1/2036, Call 12/1/2020	975,000	1,160,143
Pittsburgh Public Schools, BAM SAW, 5.000%, 9/1/2024, Call 9/1/2022	1,000,000	1,204,750
Pocono Mountain School District, AGM SAW, 4.000%, 6/15/2021	2,785,000	3,122,403
Sayre Health Care Facilities Authority, 1.231%, 12/1/2024, Call 12/1/2017 (8)	225,000	220,588
Scranton School District, AGM SAW:
2.000%, 6/15/2017	255,000	257,637
3.000%, 6/15/2017	350,000	356,318
Scranton School District, SAW, 1.336%, 4/2/2018, Call 10/2/2017 (8)	3,325,000	3,327,327
State Public School Building Authority, SAW, 1.131%, 9/1/2018, Call 3/1/2018 (8)	1,545,000	1,548,476

		38,841,393

Puerto Rico — 0.0%
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, NATL-RE, 4.250%, 10/1/2024, Call 10/3/2016	150,000	150,036
Puerto Rico Infrastructure Financing Authority, BHAC, 5.500%, 7/1/2021	275,000	319,278

		469,314

Rhode Island — 1.0%
Rhode Island Health & Educational Building Corp., 4.000%, 5/15/2036, Call 5/15/2026	500,000	537,405
Rhode Island Housing & Mortgage Finance Corp.:
3.625%, 10/1/2029, Call 10/1/2021	760,000	799,353
4.000%, 10/1/2040, Call 10/1/2021	865,000	904,946
Rhode Island Student Loan Authority:
3.375%, 12/1/2023, Call 12/1/2020 (15)	300,000	310,359
3.950%, 12/1/2017	250,000	258,157
4.000%, 12/1/2022, Call 12/1/2021 (15)	2,885,000	3,109,309
4.200%, 12/1/2018, Call 12/1/2017	600,000	620,958
4.250%, 12/1/2020, Call 12/1/2017	500,000	516,205
4.250%, 12/1/2025, Call 12/1/2021 (15)	2,205,000	2,371,874

4.500%, 12/1/2021, Call 12/1/2017	1,000,000	1,034,960
4.750%, 12/1/2028, Call 12/1/2021 (15)	1,000,000	1,089,740
4.750%, 12/1/2029, Call 12/1/2021 (15)	680,000	736,896
Rhode Island Turnpike & Bridge Authority, 5.000%, 10/1/2030, Call 4/1/2026	900,000	1,120,770
Tobacco Settlement Financing Corp., 2.250%, 6/1/2041, Call 6/1/2025	3,345,000	3,375,506
Town of Cumberland:
4.000%, 3/15/2024	795,000	919,990
4.000%, 3/15/2026, Call 3/15/2024	460,000	526,047

		18,232,475

South Carolina — 1.0%
City of Rock Hill, AGM:
5.250%, 1/1/2026, Call 1/1/2022	730,000	860,035
5.250%, 1/1/2028, Call 1/1/2022	475,000	559,612
County of Dorchester:
5.000%, 10/1/2022	480,000	578,966
5.000%, 10/1/2026, Call 10/1/2022	400,000	484,024
County of Florence:
5.000%, 11/1/2025, Call 11/1/2020	2,000,000	2,310,460
5.000%, 11/1/2030, Call 11/1/2020	500,000	562,880
5.000%, 11/1/2031, Call 11/1/2024	360,000	430,985
Laurens County Water & Sewer Commission:
5.000%, 3/1/2029, Call 3/1/2017	415,000	423,093
5.000%, 3/1/2032, Call 3/1/2017	1,000,000	1,019,050
Piedmont Municipal Power Agency, AGM:
5.000%, 1/1/2030, Call 7/1/2021	450,000	517,302
5.750%, 1/1/2034, Call 7/1/2021	1,000,000	1,190,700
South Carolina Jobs-Economic Development Authority, 5.000%, 7/1/2022	1,735,000	2,016,452
South Carolina State Housing Finance & Development Authority, 5.000%, 1/1/2028, Call 7/1/2019	130,000	135,353
South Carolina State Public Service Authority:
5.000%, 12/1/2028, Call 12/1/2024	500,000	615,075
5.000%, 12/1/2030, Call 6/1/2026	1,250,000	1,553,962
5.000%, 12/1/2031, Call 6/1/2026	1,250,000	1,547,775
5.500%, 1/1/2038, Call 1/1/2019	920,000	1,022,313
Spartanburg Sanitation Sewer District, 5.000%, 3/1/2030, Call 3/1/2023	1,500,000	1,789,560
St. Peters Parish-Jasper County Public Facilities Corp., AGM, 5.000%, 4/1/2031, Call 4/1/2021	900,000	1,024,506

		18,642,103

South Dakota — 1.0%
City of Rapid City:
5.500%, 12/1/2022, Call 12/1/2019	225,000	247,543
6.750%, 12/1/2031, Call 12/1/2019	500,000	563,810
7.000%, 12/1/2035, Call 12/1/2019	750,000	847,882
South Dakota Health & Educational Facilities Authority:
4.000%, 11/1/2021	500,000	566,000
4.250%, 9/1/2023	740,000	871,809
4.500%, 9/1/2018	500,000	534,945
4.500%, 9/1/2020	900,000	1,015,263
4.500%, 9/1/2021, Call 9/1/2020	1,080,000	1,212,041
4.500%, 9/1/2022, Call 9/1/2020	1,005,000	1,124,545
5.000%, 9/1/2019	200,000	222,226
5.000%, 11/1/2022	715,000	859,215
5.000%, 8/1/2023	375,000	455,273
5.000%, 11/1/2023	625,000	763,344
5.000%, 8/1/2024	195,000	240,772
5.000%, 11/1/2024, Call 11/1/2019	1,000,000	1,125,160
5.000%, 11/1/2024	650,000	804,830
5.000%, 11/1/2025, Call 11/1/2024	600,000	737,310
5.000%, 11/1/2026, Call 11/1/2024	550,000	672,617
5.000%, 9/1/2027, Call 9/1/2024	720,000	876,326
South Dakota Health & Educational Facilities Authority, AMBAC, 5.000%, 8/1/2022, Call 8/1/2017	980,000	1,013,957
South Dakota Housing Development Authority:
3.750%, 5/1/2018	500,000	521,425
3.900%, 11/1/2030, Call 11/1/2023	275,000	282,362
South Dakota Housing Development Authority, FHLMC COLL, 3.550%, 11/1/2033, Call 11/1/2022	2,355,000	2,462,270

		18,020,925

Tennessee — 1.2%
Metropolitan Government Nashville & Davidson County Health & Educational Faciilities Board, 5.000%, 7/1/2031, Call 7/1/2026	1,000,000	1,237,070
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board:
5.000%, 11/1/2027, Call 11/1/2021	500,000	579,455
5.000%, 7/1/2035, Call 7/1/2026	1,400,000	1,704,388
5.000%, 7/1/2040, Call 7/1/2026	1,350,000	1,631,745
Metropolitan Nashville Airport Authority, 5.000%, 7/1/2017	585,000	605,756
Public Building Authority of Sevier County, AMBAC, 0.980%, 6/1/2018 (8) (13)	375,000	368,853
Tennessee Energy Acquisition Corp.:
5.000%, 2/1/2023	5,310,000	6,340,246
5.250%, 9/1/2021	3,810,000	4,475,912
5.250%, 9/1/2022	250,000	300,625
Tennessee Housing Development Agency:
4.000%, 7/1/2025, Call 1/1/2020	810,000	849,244
4.000%, 7/1/2025, Call 1/1/2021	915,000	981,905
4.000%, 7/1/2039, Call 1/1/2024	855,000	926,085
4.125%, 1/1/2025, Call 1/1/2021	700,000	752,073
4.500%, 7/1/2028, Call 1/1/2020	290,000	301,159
4.750%, 7/1/2027, Call 1/1/2017 (15)	160,000	162,162
5.000%, 1/1/2027, Call 7/1/2019	290,000	301,704

		21,518,382

Texas — 8.7%
Austin Community College District, 5.000%, 8/1/2031, Call 8/1/2025	5,250,000	6,547,905
Brazoria-Fort Bend County Municipal Utility District No. 1, MAC, 3.000%, 9/1/2020	700,000	744,114
Capital Area Cultural Education Facilities Finance Corp.:
5.000%, 4/1/2019	1,000,000	1,086,040
5.250%, 4/1/2021, Call 4/1/2020	400,000	445,880
Central Texas Regional Mobility Authority, 0.000%, 1/1/2025	1,000,000	813,270
City of Beaumont:
5.000%, 9/1/2026, Call 9/1/2025	1,000,000	1,263,460
5.000%, 9/1/2027, Call 9/1/2025	600,000	753,546
5.000%, 9/1/2030, Call 9/1/2025	1,000,000	1,231,750
City of El Paso, 4.000%, 8/15/2042, Call 8/15/2026	5,000,000	5,526,600
City of Galveston, 4.625%, 2/1/2024, Call 2/1/2021	1,130,000	1,249,373
City of Houston, 5.000%, 9/1/2026, Call 9/1/2024	250,000	305,515
City of Houston Combined Utility System:
5.000%, 11/15/2028, Call 11/15/2025	3,540,000	4,478,489
5.000%, 11/15/2029, Call 11/15/2026	4,225,000	5,397,226
5.000%, 11/15/2033, Call 11/15/2026	3,165,000	3,983,216
City of Houston, AMBAC, 0.000%, 9/1/2019	400,000	383,564
City of Houston, XLCA, 1.040%, 7/1/2032 (8) (13) (15)	450,000	400,827
City of Laredo International Toll Bridge, AGM:
5.000%, 10/1/2026, Call 10/1/2024	225,000	275,629
5.000%, 10/1/2027, Call 10/1/2024	240,000	291,809
City of San Antonio, 0.960%, 11/1/2017 (8)	1,600,000	1,604,256
City of San Marcos:
4.500%, 11/1/2028, Call 11/1/2022	600,000	684,924
5.000%, 11/1/2033, Call 11/1/2022	1,215,000	1,418,112
Clifton Higher Education Finance Corp., PSF:
5.000%, 8/15/2026, Call 8/15/2025	675,000	844,432
5.000%, 8/15/2027, Call 8/15/2025	545,000	677,751
5.000%, 8/15/2028, Call 8/15/2025	835,000	1,032,995
5.000%, 8/15/2029, Call 8/15/2025	335,000	411,675
5.000%, 8/15/2030, Call 8/15/2025	1,250,000	1,531,537
Corpus Christi Business & Job Development Corp., 5.000%, 9/1/2022	1,000,000	1,192,720
County of Bexar, AGM, 5.000%, 8/15/2031, Call 8/15/2024	1,280,000	1,523,392
County of Bowie, AGM:
4.000%, 8/1/2021, Call 10/3/2016	1,275,000	1,278,608
4.000%, 8/1/2024, Call 10/3/2016	1,315,000	1,318,432
County of Wise, 8.000%, 8/15/2034, Call 8/15/2021	4,000,000	4,675,680
Crane County Water District:
5.000%, 2/15/2026, Call 2/15/2025	915,000	1,120,866
5.000%, 2/15/2030, Call 2/15/2025	1,000,000	1,190,020

Cypress-Fairbanks Independent School District, PSF, 5.000%, 2/15/2034, Call 2/15/2021	675,000	779,598
Dallas/Fort Worth International Airport:
5.000%, 11/1/2024, Call 11/1/2022	1,000,000	1,206,260
5.000%, 11/1/2032, Call 11/1/2020	5,000,000	5,752,000
5.000%, 11/1/2033, Call 11/1/2023	2,000,000	2,406,840
5.250%, 11/1/2033, Call 11/1/2023	1,200,000	1,453,344
Forney Independent School District, PSF, 6.000%, 8/15/2037, Call 8/15/2018	1,840,000	2,028,490
Georgetown Independent School District, PSF, 5.000%, 8/15/2025, Call 8/15/2020	645,000	743,388
Grand Parkway Transportation Corp., 0.000%, 10/1/2030, Call 10/1/2028 (14)	1,000,000	925,030
Gulf Coast Waste Disposal Authority, AGM:
5.000%, 10/1/2029, Call 10/1/2022	1,430,000	1,692,877
5.000%, 10/1/2030, Call 10/1/2022	1,505,000	1,773,131
Harris County Cultural Education Facilities Finance Corp.:
1.310%, 6/1/2020 (8)	2,000,000	2,004,520
1.390%, 6/1/2021 (8)	2,400,000	2,405,280
5.250%, 10/1/2029, Call 10/1/2019	1,550,000	1,747,625
Harris County Flood Control District, 5.000%, 10/1/2029, Call 10/1/2025	1,145,000	1,439,414
Harris County Hospital District, NATL-RE, 5.250%, 2/15/2027, Call 2/15/2017	5,615,000	5,722,640
Harris County Municipal Utility District No. 165, BAM, 5.000%, 3/1/2025	400,000	494,288
Harris County Municipal Utility District No. 374, AGM, 5.000%, 9/1/2036, Call 9/1/2019	550,000	618,546
La Vernia Higher Education Finance Corp.:
5.000%, 8/15/2017	150,000	155,868
5.000%, 8/15/2018	150,000	161,871
Lancaster Independent School District, BAM, 4.000%, 2/15/2029, Call 2/15/2025	3,000,000	3,404,040
Lower Colorado River Authority:
5.000%, 5/15/2026, Call 5/15/2025	695,000	873,817
5.000%, 5/15/2027, Call 5/15/2025	1,355,000	1,692,503
Lower Colorado River Authority, BHAC, 5.250%, 5/15/2028, Call 5/15/2018	675,000	725,362
Mesquite Independent School District, PSF, 0.000%, 8/15/2021	635,000	598,545
Midland County Public Facility Corp., 1.250%, 3/1/2018, Call 9/1/2017	875,000	877,266
Midland Independent School District, PSF:
5.000%, 2/15/2031, Call 10/3/2016	1,405,000	1,408,892
5.000%, 2/15/2032, Call 10/3/2016	1,050,000	1,052,835
Nacogdoches County Hospital District, AGM:
3.000%, 5/15/2018	495,000	514,790
3.000%, 5/15/2019	510,000	533,409
New Hope Cultural Education Facilities Finance Corp.:
5.000%, 7/1/2030, Call 7/1/2025	750,000	891,675
5.000%, 11/15/2031, Call 11/15/2024 (9)	850,000	981,835
New Hope Cultural Education Facilities Finance Corp., AGM, 4.000%, 4/1/2024	440,000	494,287
Nolan County Hospital District:
5.000%, 8/15/2022	310,000	364,510
5.000%, 8/15/2023	250,000	298,917
5.000%, 8/15/2024	200,000	243,198
North Harris County Regional Water Authority, 5.000%, 12/15/2032, Call 12/15/2026	2,000,000	2,497,820
North Texas Tollway Authority:
1.360%, 1/1/2019, Call 7/1/2018 (8)	1,750,000	1,758,890
4.000%, 1/1/2039, Call 1/1/2026	1,000,000	1,102,120
5.000%, 1/1/2027, Call 1/1/2025	2,090,000	2,604,558
5.000%, 1/1/2031, Call 1/1/2026	1,100,000	1,362,394
North Texas Tollway Authority, AGC, 5.750%, 1/1/2038, Call 1/1/2019	1,725,000	1,920,391
North Texas Tollway Authority, BHAC:
5.125%, 1/1/2028, Call 1/1/2018	435,000	460,352
5.125%, 1/1/2028, Call 1/1/2018	65,000	68,549
Northside Independent School District, PSF, 2.125%, 8/1/2020, Call 2/1/2017 (8)	2,155,000	2,168,275
Pleasanton Independent School District, PSF, 5.000%, 8/15/2029, Call 8/15/2024	1,000,000	1,224,200
Port of Port Arthur Navigation District:
0.670%, 12/1/2039, Call 9/1/2016 (8)	8,500,000	8,500,000
0.670%, 4/1/2040, Call 9/1/2016 (8)	2,740,000	2,740,000
0.680%, 11/1/2040, Call 9/1/2016 (8)	12,700,000	12,700,000
Sabine River Authority, MBIA, 4.950%, 3/1/2018	370,000	388,578
San Antonio Municipal Facilities Corp., 5.000%, 8/15/2036, Call 8/15/2021	500,000	579,170
Sienna Plantation Levee Improvement District, BAM, 4.000%, 9/1/2020	400,000	444,788
Tarrant County Cultural Education Facilities Finance Corp.:
2.500%, 12/1/2018, Call 5/1/2017	1,000,000	1,009,530
4.000%, 11/15/2042, Call 5/15/2026	1,500,000	1,658,520

5.000%, 10/1/2028, Call 10/1/2023	2,030,000	2,438,477
5.000%, 11/15/2029, Call 5/15/2026	2,000,000	2,502,160
Tarrant Regional Water District, 5.000%, 3/1/2030, Call 3/1/2026	1,510,000	1,908,580
Texas Municipal Gas Acquisition & Supply Corp. III, 5.000%, 12/15/2021	2,000,000	2,371,560
Waco Independent School District, PSF:
4.000%, 8/15/2028, Call 8/15/2024	1,000,000	1,150,930
4.000%, 8/15/2029, Call 8/15/2024	2,380,000	2,724,148

		160,434,494

Utah — 0.8%
Central Utah Water Conservancy District:
5.000%, 10/1/2026, Call 10/1/2019	850,000	958,859
5.000%, 10/1/2028, Call 10/1/2019	1,000,000	1,128,070
City of Draper, 5.000%, 5/1/2032, Call 5/1/2022	325,000	389,740
City of Riverton:
5.250%, 12/1/2034, Call 6/1/2023	1,455,000	1,769,993
5.250%, 12/1/2036, Call 6/1/2023	2,150,000	2,600,296
Jordan Valley Water Conservancy District, 5.000%, 10/1/2035, Call 4/1/2021	920,000	1,062,122
Uintah County Municipal Building Authority, 5.300%, 6/1/2028, Call 6/1/2018	1,350,000	1,458,918
Utah Infrastructure Agency, AGM:
5.400%, 10/15/2036, Call 10/15/2021	1,000,000	1,179,750
5.500%, 10/15/2030, Call 10/15/2021	1,300,000	1,554,774
Utah State Board of Regents, 5.000%, 8/1/2031, Call 8/1/2020	1,030,000	1,193,739
Utah State Charter School Finance Authority, 5.250%, 10/15/2028, Call 10/15/2023	480,000	578,645

		13,874,906

Vermont — 0.1%
Vermont Housing Finance Agency, 4.000%, 11/1/2043, Call 5/1/2023	1,385,000	1,475,343
Vermont Student Assistance Corp.:
5.000%, 6/15/2019 (15)	130,000	140,217
5.000%, 6/15/2020 (15)	125,000	137,704

		1,753,264

Virgin Islands — 0.2%
Virgin Islands Public Finance Authority, 5.000%, 9/1/2030, Call 9/1/2025 (6)	3,320,000	3,870,888

Virginia — 0.4%
City of Chesapeake, 5.000%, 7/15/2022	500,000	594,080
Henrico County Economic Development Authority, AGM, 0.887%, 8/23/2027, Call 9/1/2016 (8) (13)	50,000	47,324
Stafford County Economic Development Authority:
5.000%, 6/15/2027, Call 6/15/2026	500,000	627,520
5.000%, 6/15/2028, Call 6/15/2026	1,000,000	1,247,020
5.000%, 6/15/2030, Call 6/15/2026	700,000	864,584
Virginia College Building Authority:
5.000%, 3/1/2023, Call 3/1/2020	745,000	850,701
5.000%, 3/1/2024, Call 3/1/2020	1,755,000	2,003,350
Virginia Small Business Financing Authority, 4.250%, 11/1/2021, Call 5/1/2020	1,000,000	1,113,230

		7,347,809

Washington — 1.9%
Chelan County Public Utility District No. 1, NATL-RE, 0.000%, 6/1/2024	210,000	179,210
Energy Northwest, 5.000%, 7/1/2027, Call 7/1/2026	10,000,000	13,046,200
King County Housing Authority:
5.200%, 5/1/2028, Call 11/1/2018	660,000	703,910
5.500%, 12/1/2028, Call 12/1/2018	1,000,000	1,073,630
King County Public Hospital District No. 2, 5.250%, 12/1/2028, Call 12/1/2020	200,000	232,814
Marysville Local Improvement District, 3.350%, 6/1/2036, Call 6/1/2024	210,000	224,377
Mason & Kitsap Counties School District No. 403 North Mason, School Bond Gty, 5.000%, 12/1/2035, Call 12/1/2023	2,025,000	2,378,626
Port of Bellingham, 5.250%, 12/1/2022, Call 12/1/2020	1,060,000	1,234,391
Spokane County School District No. 81 Spokane, School Bond Gty, 5.000%, 12/1/2030, Call 12/1/2021	650,000	770,621
State of Washington, 4.100%, 7/1/2022, Call 1/1/2019	440,000	471,297
Washington Health Care Facilities Authority:
0.000%, 12/1/2017 (6)	275,000	267,176
5.000%, 8/15/2020, Call 8/15/2017	4,460,000	4,592,640
5.000%, 2/1/2023, Call 2/1/2021	1,000,000	1,136,210
5.000%, 10/1/2030, Call 10/1/2022	750,000	884,092

Washington State Housing Finance Commission, 5.000%, 1/1/2031, Call 1/1/2025 (6) (9)	1,750,000	2,025,537
Washington State Housing Finance Commission, GNMA/FNMA COLL, 3.500%, 10/1/2022, Call 4/1/2021	345,000	362,702
Washington State Housing Finance Commission, GNMA/FNMA/FHLMC COLL:
3.050%, 6/1/2022 (15)	750,000	784,163
3.050%, 12/1/2022 (15)	200,000	209,256
3.150%, 6/1/2023, Call 12/1/2022 (15)	330,000	345,711
3.150%, 12/1/2023, Call 12/1/2022 (15)	150,000	156,920
3.300%, 6/1/2024, Call 12/1/2022 (15)	20,000	21,013
3.450%, 6/1/2025, Call 12/1/2022 (15)	845,000	890,064
WBRP 3.2 Washington Biomed Research Properties Lease:
5.000%, 1/1/2026, Call 7/1/2025	750,000	956,827
5.000%, 1/1/2031, Call 7/1/2025	940,000	1,166,944
Whidbey Island Public Hospital District:
5.000%, 12/1/2021	520,000	582,868
5.000%, 12/1/2022	510,000	579,396

		35,276,595

West Virginia — 0.3%
Berkeley County Public Service Sewer District, BAM:
4.500%, 10/1/2029, Call 10/1/2023	1,000,000	1,144,180
4.500%, 10/1/2032, Call 10/1/2023	1,220,000	1,382,260
City of Princeton, 5.000%, 5/1/2017	875,000	897,645
West Virginia Hospital Finance Authority, 5.750%, 1/1/2044, Call 1/1/2019	2,500,000	2,789,325

		6,213,410

Wisconsin — 3.8%
City of Oak Creek, 3.000%, 6/1/2027, Call 6/1/2025	100,000	106,571
Maple School District, 5.000%, 4/1/2022	1,070,000	1,270,636
Monroe Redevelopment Authority, 5.500%, 2/15/2029, Call 2/15/2019	500,000	557,740
Public Finance Authority:
4.750%, 12/1/2035, Call 12/1/2020	2,000,000	2,088,040
5.000%, 6/1/2031, Call 6/1/2026	1,500,000	1,823,685
5.000%, 6/1/2032, Call 6/1/2026	1,500,000	1,815,015
State of Wisconsin:
4.000%, 5/1/2027, Call 5/1/2022	800,000	899,672
5.000%, 3/1/2023, Call 9/1/2021	2,000,000	2,344,540
5.000%, 5/1/2027, Call 5/1/2022	1,605,000	1,942,227
5.750%, 5/1/2029, Call 5/1/2019	1,155,000	1,300,207
6.000%, 5/1/2033, Call 5/1/2019	1,415,000	1,601,327
6.000%, 5/1/2036, Call 5/1/2019	1,965,000	2,222,651
Wisconsin Center District:
0.000%, 12/15/2033, Call 6/15/2026	2,200,000	1,234,068
0.000%, 12/15/2034, Call 6/15/2026	6,665,000	3,549,646
4.000%, 12/15/2032, Call 6/15/2026	1,000,000	1,148,030
4.000%, 12/15/2033, Call 6/15/2026	535,000	611,682
4.000%, 12/15/2034, Call 6/15/2026	1,250,000	1,423,300
5.000%, 12/15/2030, Call 6/15/2026	2,615,000	3,266,187
5.000%, 12/15/2031, Call 6/15/2026	2,755,000	3,427,330
Wisconsin Center District, AGM:
5.250%, 12/15/2023	520,000	624,681
5.250%, 12/15/2027	1,930,000	2,428,712
Wisconsin Health & Educational Facilities Authority:
4.500%, 10/15/2026, Call 10/15/2021	20,000	22,509
4.750%, 10/15/2029, Call 10/15/2021	605,000	680,080
5.000%, 8/15/2018	1,000,000	1,083,180
5.000%, 6/1/2019	430,000	454,256
5.000%, 7/1/2019	990,000	1,087,594
5.000%, 8/15/2019	250,000	276,762
5.000%, 8/15/2019	955,000	1,071,080
5.000%, 8/15/2020	1,060,000	1,227,925
5.000%, 3/1/2021	240,000	274,517
5.000%, 8/15/2021	1,160,000	1,383,787
5.000%, 3/1/2022	205,000	240,293
5.000%, 10/1/2022	750,000	898,365
5.000%, 12/15/2022	500,000	601,430
5.000%, 12/15/2023	500,000	612,450
5.000%, 12/15/2024	500,000	622,485

5.000%, 3/1/2025, Call 3/1/2024	315,000		381,616
5.000%, 6/1/2026, Call 6/1/2020	135,000		155,450
5.000%, 8/15/2027, Call 8/15/2022	500,000		610,890
5.000%, 12/15/2028, Call 12/15/2024	100,000		121,920
5.000%, 8/15/2029, Call 8/15/2022	1,700,000		2,077,026
5.000%, 4/1/2032, Call 10/1/2022	4,560,000		5,292,883
5.000%, 6/1/2032, Call 6/1/2022	1,000,000		1,143,130
5.000%, 8/15/2032, Call 8/15/2022	5,000,000		6,108,900
5.125%, 4/15/2031, Call 4/15/2023	250,000		294,910
5.250%, 4/1/2023, Call 4/1/2018	365,000		390,875
5.250%, 6/1/2034, Call 6/1/2020	300,000		340,134
5.375%, 8/15/2024, Call 2/15/2020	1,625,000		1,854,824
Wisconsin Health & Educational Facilities Authority, AGM, 5.000%, 7/15/2027, Call 7/15/2021	3,655,000		4,209,537
Wisconsin Housing & Economic Development Authority, 5.750%, 11/1/2025, Call 5/1/2020 (15)	1,605,000		1,751,328

			70,956,083

Wyoming — 0.1%
County of Laramie, 5.000%, 5/1/2027, Call 5/1/2021	1,000,000		1,151,840
Wyoming Municipal Power Agency, Inc., 5.500%, 1/1/2028, Call 1/1/2018	500,000		528,935

			1,680,775

Total Municipals (identified cost $1,715,370,531)			1,812,571,303

Mutual Funds — 0.9%
BlackRock Long-Term Municipal Advantage Trust	121,500		1,552,770
BlackRock Muni Intermediate Duration Fund, Inc.	110,000		1,697,300
BlackRock Municipal Bond Trust	93,400		1,701,748
BlackRock Municipal Income Quality Trust	107,800		1,676,290
BlackRock Municipal Income Trust	107,000		1,676,690
BlackRock MuniHoldings Quality Fund, Inc.	93,400		1,368,310
BlackRock MuniYield Quality Fund, Inc.	105,000		1,749,300
BMO Ultra Short Tax-Free Fund - Institutional Class (4)	501,603		5,051,144
Eaton Vance Municipal Income Term Trust	42,000		878,220

Total Mutual Funds (identified cost $15,663,156)			17,351,772

Short-Term Investments — 0.2%

Mutual Funds — 0.2%
BMO Tax-Free Money Market Fund - Premier Class, 0.510% (4)	3,592,622		3,592,622

Total Short-Term Investments (identified cost $3,592,622)			3,592,622

Total Investments — 99.4% (identified cost $1,734,626,309)			1,833,515,697
Other Assets and Liabilities — 0.6%			11,437,172

Total Net Assets — 100.0%		$	1,844,952,869

(4) Denotes an investment in an affiliated entity. Please refer to Note 5, subsection Investments in Affiliated Issuers, in the Notes to Financial Statements.

(6) Denotes a restricted security which is subject to restrictions on resale under federal securities law. These securities have been deemed liquid based on criteria approved by the Board of Directors of the BMO Funds. At August 31, 2016, these securities amounted to:

Fund	Amount	% of Total Net Assets

Intermediate Tax-Free Fund	$22,052,320	1.20%

(8) Denotes a variable or floating rate security. Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of August 31, 2016.

(9) Purchased on a when-issued or delayed delivery basis.

(13) Issue represents an Auction Rate Security. An Auction Rate Security is a corporate or municipal bond debt instrument with a long nominal maturity for which the interest rate is regularly reset through a Dutch auction. The rate presented is either the rate set through the auction or the maximum interest rate provided for in the security issuance provision.

(14) Issue represents a convertible capital appreciation bond. These securities are tax-exempt bonds that originate as capital appreciation bonds with zero coupon features at time of issuance and convert to an interest paying bond at a pre-specified rate determined at time of issuance.

(15) Securities that are subject to alternative minimum tax represent 3.02% of the Intermediate Tax-Free Fund’s portfolio as calculated based upon total portfolio market value.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

BMO Funds, Inc.:

We have audited the accompanying statements of assets and liabilities of BMO Ultra Short Tax-Free Fund, BMO Short Tax-Free Fund, and BMO Intermediate Tax-Free Fund (each a series of BMO Funds, Inc., collectively referred to as the Funds), including the summary schedules of investments as of August 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended (collectively, the financial statements), the financial highlights for each of the years or periods in the five-year period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the schedules of investments as of August 31, 2016 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and schedules of investments are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and schedules of investments are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with custodians and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and schedules of investments referred to above present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2016, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph, in conformity with U.S. generally accepted accounting principles.

/s/KPMG

Milwaukee, Wisconsin

October 25, 2016

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service providers.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)	Code of Ethics. Filed herewith.

(a) (2)	Certifications required pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a) (3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end management investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BMO Funds, Inc.

/s/ John M. Blaser

By: John M. Blaser

President

(Principal Executive Officer)

October 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ John M. Blaser

By: John M. Blaser

President

(Principal Executive Officer)

October 25, 2016

/s/ Timothy M. Bonin

By: Timothy M. Bonin

Treasurer

(Principal Financial Officer)

October 25, 2016